GMO VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Value Fund had a very good year in its fiscal year ending February 28, 2001, returning 32.7%, beating its Russell 1000 Value Index benchmark by 16.1%. Equally gratifying, it provided positive absolute return in a very difficult year for the broad market as the S&P 500 declined during the same period by 8.2%. The year 2000 marked an important transition year in money managers' approach to investing--valuation again matters--and this gives us conviction that we can continue to produce results that will be better than the market. We would like to give you some of our reasons for this belief but will begin with a brief review of last year.

At the beginning of last year, technology and Internet stocks--the new economy--were the only place to be. Investors forced large amounts of money into these stocks, creating a dramatic spread in performance between new economy stocks and all others. You can see the extremes in the charts below.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
VANGUARD GROWTH VS. VANGUARD VALUE
12/31/1997 - 01/26/2001

Dec-97        0.00%
Jun-98        4.89%
Dec-98       25.17%
Jun-99       29.81%
Dec-99       55.52%
Jun-00       60.39%
Dec-00       34.45%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
S. & P. 500 and S&P 500 ex. Technology, Media and Telecommunications (TMT) 8/31/1998 -- 1/26/2001

         S. & P. 500   S. & P. 500
        Excluding TMT
Aug-98           0.0%         0.0%
Jan-99          24.5%        28.3%
May-99          36.1%        41.5%
Sep-99          27.1%        39.0%
Feb-00          24.2%        47.2%
Jun-00          28.7%        51.3%
Oct-00          33.1%        50.0%

Price Index

Growth versus value reached 50-year extremes, and the chart of the S&P 500 without the technology, telecom and media stocks shows the almost 2-year bear market that had occurred in the presumed has-beens of the "Old Economy". In the first quarter, the total disinterest in the non-technology stocks created outstanding opportunities. Our portfolio strategy was to stick with our valuation disciplines and take advantage of stocks that were selling at very depressed levels--there were many--some at all-time record low relative valuations. We also wanted to reflect our concern that the economy might slow--2000 was the ninth year of economic expansion.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

The portfolio was invested in outstanding values with four major themes:

    - Avoid technology unless valuations were based on reasonable expectations. Most stocks in this sector had extreme valuations based on 30% sustained earnings growth, while beneficiaries of Internet development had even higher hopes. We did not think this was realistic and were also influenced by our observation (after talking with many companies) that "Old Economy" companies were responding to the competitive threats of the newer startups.

    - Invest in companies with stable earnings that were demonstrating improvement in profitability or growth (or both), and in companies that had been penalized in the market by investors' fears that Internet companies would take a meaningful portion of their business--companies such as Kimberly-Clark, McKesson, Kroger and CVS.

    - REITs--Great values--8% yields with potential growth of 7% to 9%; we thought these low valuations would be recognized if the economy slowed and corporate profitability decelerated.

    - Energy--We believed oil and natural gas prices would increase significantly due to limited supplies and would stay higher than the norm of the past 10 years. We believed this was a secular change and not a cyclical fluctuation.

By the second quarter, this strategy began to produce results as the technology sector turned down dramatically, even those names in the portfolio that had been reasonably priced to begin with. Supply of stock overwhelmed demand as venture capital distributions were sold, and insiders responded to the extremely high valuations by taking profits in very large amounts. This subsided in the summer, but by then fundamentals began to falter. Internet companies, particularly the e-tailers, began to show serious flaws in their business models, while an increasing number of large technology favorites, such as Dell, Intel and Lucent, etc., could not meet investor expectations. The second half of the year could be described as a sober reassessment of what technology was worth. This stimulated interest outside the sector, and our stocks were the beneficiaries.

The Fund's positions in several sectors drove the outperformance relative to the benchmark, notably overweight positions in consumer staples and energy stocks. Also contributing were an underweight position in telecommunications stocks, and the bet on REITs. Detracting from performance were technology stocks, and a significant underweight in financials (not including REITs), which performed very well despite a slowing economy and worsening credit outlook.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

IMPACT OF MAJOR BETS
Telecom               400
Consumer Staples      500
Energy                400
REITs                 100

REITs produced better relative earnings gains versus the market beginning in the second quarter, and the market noticed. Our stable earnings (and less economically sensitive) companies attracted money managers, who sought to reduce their heavy technology weightings. Also, the robust earnings of the energy group encouraged steady accumulation of those stocks.

These ideas accounted for most of the roughly 16 percentage-point excess return above the Russell 1000 Value Index. Some of the other stocks in the portfolio, such as Washington Mutual and EDS, made significant contributions but a few mistakes, such as Storage Technology and Thomas & Betts, detracted from performance.

THE PORTFOLIO

These themes are still important to the portfolio, but we did make some shifts at year-end. Some of our winners, for example, CVS, reached or exceeded our price targets, and in the case of Kimberly-Clark and Verizon, their significant gains relative to the market encouraged us to reduce the positions. At that time, we saw some very attractive opportunities in the telecom sector. While the local telephone companies such as Verizon achieved 10% to 12% earnings gains in 2000, the long distance companies (AT&T, Sprint and WorldCom) stumbled badly due to increased competition. Investors were brutal in their reaction and steadily liquidated their holdings through the end of the year. This produced stock price declines of about 70% for Sprint and 80% for WorldCom. At these levels, investors were ignoring the good assets of the two companies. Sixty percent of Sprint's earnings come from their local phone company, and WorldCom has businesses (such as the world's largest Internet backbone) that are still growing at 20%+ and could be bought for only 12X earnings.

We still hold a meaningful REIT position, although the position size has been cut back several percentage points. The ability to grow earnings 5% to 7% is attractive in an environment where corporate earnings may be down in the first half. We still like stable earnings companies for the same reason. Some cyclical companies might be attractive if the Federal Reserve's rate cuts stabilize the economy (which has continued to decelerate faster than most, including us, have expected).

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Energy is now our largest sector weighting, and we may add to some holdings. The investment thesis is straightforward: commodity prices are now structurally higher. Companies are spending to develop more natural gas, but production is not rising; the industry is running hard to stay in place. We think natural gas prices are much more likely to stay in the $4.00 to $5.00 per mcf price range, a level not reflected in current stock prices. Oil supplies have increased, but OPEC's behavior (including a recent 1.5M bbl/day production cut) suggests the probability of oil dropping back to $20 per barrel is low. Investors are pricing these stocks as though the commodity price increase witnessed in 2000 is a cyclical phenomenon, but our work suggests a secular change. Our largest position now is Unocal, an unloved company with a mediocre history, but a major beneficiary of higher natural gas prices.

THE SHIFT TO VALUE AND VOLATILITY

We also want to give you our views on the sustainability of the style shift back to value, a major factor in our performance last year. As we noted earlier, valuation mattered again in 2000, and money shifted to companies and sectors with attractive valuation and a high probability of meeting or exceeding expectations, with a preference for double-digit earnings growth. Technology weightings fell, and money managers rotated to health care, household products and utilities, undervalued sectors in the first half but which became overvalued by year-end. This year, we see a valuation constraint. In January those groups that were the best last year dropped the most. In February the blue chip technology stocks were experiencing a more realistic assessment of long-term growth rates and valuations were being penalized. The strategy of owning the fastest-growing companies regardless of valuation is being re-examined, because of the enormous performance penalty when results fall short of expectations. Stocks are not falling 20% or more in a day because they are undervalued! Euphoria has been replaced by concern about risk, and in a dramatically slowing economy with the possibility that corporate earnings could be down this year, analyzing what a company is worth will continue to be more important than momentum tactics. We think this plays to our strengths.

We also believe volatility will remain high. Earnings forecasts are less certain due to the rapidly changing economic environment, and with less interim guidance by company managements (the result of the SEC mandate on fair disclosure), surprises will be more frequent. This we thrive on. Being opportunistic and flexible (like WorldCom and Sprint last year) is how we will add value. There will be times to preserve capital (like the present as investors adjust to the rapid deterioration in corporate profitability). We will strive to minimize risk. We will likely continue to reduce the number of holdings in the portfolio. In a difficult profit environment, fewer companies will deliver superior results, and many of our stocks performed well last year, reducing the number of outstanding undervalued situations. The position sizes will be larger and the percentage held in the top 15 will be larger. In 2001, stock selection skills should win.

We are encouraged by last year and our continued outperformance this year. We thank you for sticking with us. We are confident that our valuation-based strategies can provide superior results in the future.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
AS OF FEBRUARY 28, 2001
--------------------------------------------------------------------------------

TOP 15 HOLDINGS (AS A % OF NET ASSETS)                           SECTOR WEIGHTS
                            % VALUE OF
                            GMO VALUE
COMPANY                        FUND
---------------------------------------
Unocal Corp.                    3.6
Kimberly-Clark                  2.9
Verizon Communications          2.6
TXU Corp.*                      2.5
Sprint Corp.*                   2.3
AON Corp.*                      2.2
Compaq Computer Corp.           2.1
Citigroup Inc.                  2.0
Worldcom Inc. GA*               2.0
FleetBoston Financial
  Corp.*                        1.9
JP Morgan Chase & Co.           1.8
Electronic Data Systems
  Corp.*                        1.8
Block (H&R) Inc.                1.7
Equity Office
  Properties                    1.7
Kroger Co.                      1.6
                               ----
                               32.8

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    GMO VALUE  RUSSELL 1000
SECTOR  NET WEIGHT   FUND (%)     VALUE (%)

FINANCIALS (INCL. REITS)  -7.7  23.8  31.5
REITs (incl. In Finan.)    5.0   6.3   1.3
Technology                10.2  14.1   3.9
Utilities                 -0.8  13.7  14.5
Integrated Oils            4.9  11.7   6.8
Consumer Discretionary     1.7  11.4   9.7
Health Care               -3.1   5.6   8.7
Consumer Staples          -3.6   4.7   8.3
Auto & Transportation      0.7   3.9   3.2
Producer Durables         -0.2   3.3   3.5
Materials & Process       -0.8   3.3   4.1
Other Energy               0.2   3.1   2.9
Other                     -1.3   1.5   2.8

*NEW TO TOP 15

                                 CHARACTERISTICS

                                                                       RUSSELL 1000
                                                    GMO VALUE FUND        VALUE
-----------------------------------------------------------------------------------
PRICE/EARNINGS RATIO                                     12.9x             19.9x
PRICE/BOOK VALUE                                          2.2x              3.2x
DIVIDEND YIELD                                            2.2%              1.8%
RETURN ON EQUITY                                         16.4%             20.8%
MKT. CAPITALIZATION $ WTD. AVERAGE (IN
  BILLIONS)                                             $41.2             $72.3

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO VALUE FUND CLASS III SHARES AND THE RUSSELL 1000 VALUE INDEX
AS OF FEBRUARY 28, 2001

AVERAGE ANNUAL TOTAL RETURN
                             1 Year  5 Year  10 Year
Class III                    32.72%  14.65%   15.04%

  DATE    GMO VALUE FUND  RUSSELL 1000 VALUE INDEX
2/28/91          $10,000                   $10,000
3/31/91          $10,196                   $10,148
6/30/91          $10,296                   $10,156
9/30/91          $10,518                   $10,691
12/31/91         $10,850                   $11,174
3/31/92          $11,120                   $11,301
6/30/92          $11,525                   $11,774
9/30/92          $11,532                   $11,991
12/31/92         $11,864                   $12,692
3/31/93          $12,746                   $13,915
6/30/93          $13,166                   $14,324
9/30/93          $13,621                   $15,030
12/31/93         $14,080                   $14,986
3/31/94          $13,533                   $14,459
6/30/94          $13,471                   $14,550
9/30/94          $14,129                   $14,923
12/31/94         $14,166                   $14,690
3/31/95          $15,585                   $16,087
6/30/95          $17,052                   $17,527
9/30/95          $18,490                   $19,059
12/31/95         $19,575                   $20,324
3/31/96          $20,756                   $21,475
6/30/96          $21,338                   $21,845
9/30/96          $21,462                   $22,480
12/31/96         $23,632                   $24,722
3/31/97          $23,783                   $25,356
6/30/97          $27,286                   $29,094
9/30/97          $30,318                   $31,992
12/31/97         $30,821                   $33,421
3/31/98          $34,269                   $37,317
6/30/98          $34,250                   $37,484
9/30/98          $30,519                   $33,141
12/31/98         $34,414                   $38,644
3/31/99          $34,253                   $39,198
6/30/99          $38,403                   $43,618
9/30/99          $34,454                   $39,345
12/31/99         $35,342                   $41,483
3/31/00          $34,382                   $41,681
6/30/00          $34,325                   $39,728
9/30/00          $36,512                   $42,852
12/31/00         $39,112                   $44,394
2/28/01          $40,640                   $43,325

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective April 7, 2000, the Fund ceased charging a 14 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 92.3%
               AUTO & TRANSPORTATION -- 3.6%
       40,000  AMR Corp*                                                   1,330,000
       10,000  Canadian Pacific                                              374,000
       10,000  Delta Air Lines Inc                                           421,200
       77,500  FedEx Corp*                                                 3,172,075
       37,500  Ford Motor Co                                               1,042,875
       25,000  General Motors Corp                                         1,333,000
       15,000  TRW Inc                                                       585,600
       20,000  UAL Corp                                                      761,000
                                                                        ------------
                                                                           9,019,750
                                                                        ------------
               CONSUMER DISCRETIONARY -- 10.8%
       15,000  Black and Decker Corp                                         622,650
       85,000  Eastman Kodak Co                                            3,825,000
       50,000  Federated Department Stores Inc*                            2,417,500
      100,000  Kimberly-Clark Corp                                         7,150,000
        2,000  Meredith Corp                                                  71,880
       50,000  R.R. Donnelley and Sons                                     1,482,500
      185,000  Staples Inc*                                                2,751,875
      145,000  Toys R Us Inc*                                              3,567,000
       20,000  Wal Mart Stores Inc                                         1,001,800
      150,000  Waste Management Inc                                        3,805,500
                                                                        ------------
                                                                          26,695,705
                                                                        ------------
               CONSUMER STAPLES -- 4.4%
       60,000  Albertsons Inc                                              1,743,000
       22,500  Anheuser Busch Cos Inc                                        983,250
       87,500  Coca Cola Enterprises Inc                                   1,986,250
       60,000  ConAgra Foods Inc                                           1,180,800
        5,000  CVS Corp                                                      305,000
      165,000  Kroger Co*                                                  3,999,600
       35,000  Sara Lee Corp                                                 759,150
                                                                        ------------
                                                                          10,957,050
                                                                        ------------
               FINANCIAL SERVICES -- 20.5%
       25,000  Allstate Corp                                                 996,500
      158,500  AON Corp                                                    5,431,795
       50,000  Autozone Inc                                                1,763,500

              See accompanying notes to the financial statements.              1

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
       37,500  Bank of America Corp                                        1,873,125
       87,500  Block (H&R) Inc                                             4,313,750
       25,000  Boston Properties Inc, REIT                                 1,008,500
      100,000  Citigroup Inc                                               4,918,000
       37,500  CNA Financial Corp*                                         1,417,875
       17,500  Duke Realty Investments, REIT                                 400,750
      145,000  Equity Office Properties Trust, REIT                        4,178,900
       75,000  Equity Residential Properties Trust, REIT                   3,907,500
       55,000  First Union Corp                                            1,780,350
      112,500  FleetBoston Financial Corp                                  4,640,625
       97,500  J.P. Morgan Chase & Co                                      4,549,350
       20,000  JP Realty Inc, REIT                                           373,800
       75,000  Liberty Property Trust, REIT                                2,019,750
       75,000  Mack-Cali Realty Corp, REIT                                 2,010,000
       90,000  US Bancorp                                                  2,088,000
       47,500  Washington Mutual Inc                                       2,440,075
       12,500  Wells Fargo & Co                                              620,500
                                                                        ------------
                                                                          50,732,645
                                                                        ------------
               HEALTH CARE -- 5.2%
       65,000  Abbott Laboratories                                         3,184,350
       32,500  Aetna Inc*                                                  1,209,975
       32,500  Becton Dickinson & Co                                       1,169,350
       95,000  Conoco Inc                                                  2,683,750
       50,000  Glaxo Wellcome PLC ADR                                      2,765,500
       17,500  Lilly (Eli) & Co                                            1,390,550
       10,000  McKesson HBOC Inc                                             290,800
        7,500  Schering Plough Corp                                          301,875
                                                                        ------------
                                                                          12,996,150
                                                                        ------------
               INTEGRATED OILS -- 11.1%
       20,000  Amerada Hess Corp                                           1,440,000
       37,500  BP Amoco PLC ADR                                            1,860,000
        7,500  Chevron Corp                                                  642,450
       92,500  Conoco Inc, Class B                                         2,664,000
      130,000  Occidental Petroleum Corp                                   3,118,700
      106,000  Petroleo Brasileiro SA ADR*                                 3,024,180
        7,500  Phillips Petroleum Co                                         399,825
       50,000  Texaco Inc                                                  3,205,000

2             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INTEGRATED OILS -- CONTINUED
      250,000  Unocal Corp                                                 8,815,000
       82,500  USX - Marathon Group                                        2,278,650
                                                                        ------------
                                                                          27,447,805
                                                                        ------------
               MATERIALS & PROCESSING -- 3.1%
       45,000  Alcan Aluminum Ltd                                          1,660,050
       10,000  Alcoa Inc                                                     357,600
       17,500  Dow Chemical Co                                               574,175
       35,000  Du Pont (E.I.) De Nemours                                   1,529,150
       35,000  Inco Ltd*                                                     626,150
       62,500  International Paper Co                                      2,353,750
       25,000  Newmont Mining Corp                                           421,250
       25,000  Owens Corning                                                  74,750
                                                                        ------------
                                                                           7,596,875
                                                                        ------------
               OTHER -- 1.4%
       25,000  General Electric Co                                         1,162,500
       25,000  Georgia-Pacific Group                                         750,250
       35,000  Honeywell International Inc                                 1,634,850
                                                                        ------------
                                                                           3,547,600
                                                                        ------------
               OTHER ENERGY -- 2.9%
       12,500  Anadarko Petroleum Corp                                       781,250
       30,000  Baker Hughes Inc                                            1,176,000
       45,000  Burlington Resources Inc                                    2,022,300
        3,500  El Paso Corp                                                  246,050
       22,500  Halliburton Company                                           895,950
       55,000  Tosco Corp                                                  2,202,750
                                                                        ------------
                                                                           7,324,300
                                                                        ------------
               PRODUCER DURABLES -- 3.1%
       30,000  Caterpillar Inc                                             1,248,000
       20,000  Ingersoll Rand Co                                             867,000
       42,500  Lockheed Martin Corp                                        1,592,050
       75,000  Pitney Bowes Inc                                            2,553,750
       16,500  United Technologies Corp                                    1,285,515
       25,000  Xerox Corp                                                    151,000
                                                                        ------------
                                                                           7,697,315
                                                                        ------------

              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TECHNOLOGY -- 13.3%
       22,500  Advanced Micro Devices Inc*                                   483,750
       75,000  Avnet Inc                                                   1,837,500
       75,000  Cisco Systems Inc*                                          1,776,562
      255,000  Compaq Computer Corp                                        5,151,000
       32,500  Corning Inc                                                   880,750
       70,000  Electronic Data Systems Corp                                4,468,100
       85,000  General Motors Corp, Class H*                               1,926,950
       17,500  Hewlett Packard Co                                            504,875
       32,500  IBM Corp                                                    3,246,750
        7,500  Intel Corp                                                    214,219
       75,000  Lucent Technologies Inc                                       869,250
      112,500  Motorola Inc                                                1,706,625
       57,500  Raytheon Co, Class B                                        1,909,575
       45,000  Rockwell International Corp                                 2,068,200
      200,000  Storage Technology Corp*                                    2,050,000
       95,000  Texas Instruments Inc                                       2,807,250
       60,000  Unisys Corp*                                                  982,800
                                                                        ------------
                                                                          32,884,156
                                                                        ------------
               UTILITIES -- 12.9%
       50,000  AT & T Corp                                                 1,150,000
        5,000  Bellsouth Corp                                                209,800
       32,500  PPL Corp                                                    1,484,925
       25,000  SBC Communications Inc                                      1,192,500
       55,000  Southern Co                                                 1,702,250
      255,000  Sprint Corp                                                 5,701,800
       50,000  Sprint Corp (PCS Group)*                                    1,259,001
      150,000  TXU Corp                                                    6,186,000
      130,000  Verizon Communications                                      6,435,000
      295,000  WorldCom Inc*                                               4,904,375
       60,000  Xcel Energy Inc                                             1,692,000
                                                                        ------------
                                                                          31,917,651
                                                                        ------------

               TOTAL COMMON STOCKS (COST $216,570,493)                   228,817,002
                                                                        ------------
               UNIT INVESTMENT TRUST -- 1.6%
       32,500  Standard and Poor's 500 Depository Receipt                  4,028,375
                                                                        ------------

               TOTAL UNIT INVESTMENT TRUST (COST $4,217,488)               4,028,375
                                                                        ------------

              See accompanying notes to the financial statements.
4

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PREFERRED STOCKS -- 3.0%
               FINANCIAL SERVICES -- 0.3%
       37,500  Reckson Associates Realty Corp 7.625%                         832,500
                                                                        ------------
               OIL AND GAS -- 1.0%
       50,000  Unocal Corp Convertible 6.25% 144A                          2,343,750
                                                                        ------------
               REAL ESTATE -- 0.2%
       32,500  Crescent Real Estate 6.75%                                    549,250
                                                                        ------------
               TRANSPORTATION -- 1.5%
       75,000  Union Pacific Capital Trust 6.25% 144A                      3,740,625
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $7,801,954)                    7,466,125
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 10.8%
               CASH EQUIVALENTS -- 6.4%
$     998,644  FleetBoston Time Deposit, 5.66%, due 4/30/01(a)               998,644
$   1,063,012  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 5.52%, due 3/06/01(a)                                     1,063,012
    8,929,957  Merrimac Cash Fund Premium Class(a)                         8,929,957
$   5,000,000  Prudential Securities Group, Inc. Master Note, 5.84%,
                 due 9/06/01(a)                                            5,000,000
                                                                        ------------
                                                                          15,991,613
                                                                        ------------

              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 4.4%
$  10,834,493  Salomon Smith Barney Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of
               $10,835,832, and an effective yield of 4.45%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/21 and market
               value, including accrued interest, of $11,055,857.         10,834,493
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $26,826,106)            26,826,106
                                                                        ------------
               TOTAL INVESTMENTS -- 107.7%
               (Cost $255,416,041)                                       267,137,608

               Other Assets and Liabilities (net) -- (7.7%)              (19,166,820)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $247,970,788
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

144A Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

6             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $15,448,447 (cost $255,416,041) (Note 1)                  $267,137,608
   Cash                                                              5,532
   Receivable for investments sold                               1,622,964
   Receivable for Fund shares sold                                  21,750
   Dividends and interest receivable                               497,398
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              11,928
                                                              ------------
      Total assets                                             269,297,180
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             5,169,029
   Payable upon return of securities loaned (Note 1)            15,991,613
   Payable to affiliate for (Note 2):
      Management fee                                                89,139
      Shareholder service fee                                       29,067
   Accrued expenses                                                 47,544
                                                              ------------
      Total liabilities                                         21,326,392
                                                              ------------
NET ASSETS                                                    $247,970,788
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $235,912,611
   Accumulated net realized gain                                   336,610
   Net unrealized appreciation                                  11,721,567
                                                              ------------
                                                              $247,970,788
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $247,970,788
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    25,911,907
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.57
                                                              ============

              See accompanying notes to the financial statements.              7

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $16,806)            $ 5,467,764
   Interest (including securities lending income of $36,265)      282,314
                                                              -----------
      Total income                                              5,750,078
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                      1,015,443
   Custodian and transfer agent fees                               45,664
   Audit fees                                                      39,246
   Legal fees                                                       7,990
   Trustees fees (Note 2)                                           2,105
   Registration fees                                                   28
   Miscellaneous                                                   13,642
   Fees waived or borne by Manager (Note 2)                      (108,675)
                                                              -----------
                                                                1,015,443
   Shareholder service fee (Note 2)
      Class III                                                   331,123
                                                              -----------
      Net expenses                                              1,346,566
                                                              -----------
         Net investment income                                  4,403,512
                                                              -----------

REALIZED AND UNREALIZED GAIN:

   Net realized gain on investments                            12,651,526
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                42,835,115
                                                              -----------

      Net realized and unrealized gain                         55,486,641
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $59,890,153
                                                              ===========

8             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,403,512       $  4,452,651
   Net realized gain                                         12,651,526         24,670,419
   Change in net unrealized appreciation (depreciation)      43,000,115        (47,175,356)
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                               60,055,153        (18,052,286)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (4,296,952)        (4,344,843)
                                                           ------------       ------------
      Total distributions from net investment income         (4,296,952)        (4,344,843)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                                      --           (520,269)
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                        --           (520,269)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (17,646,613)       (33,002,007)
                                                           ------------       ------------
      Total distributions from net realized gains           (17,646,613)       (33,002,007)
                                                           ------------       ------------
                                                            (21,943,565)       (37,867,119)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              31,529,715         31,407,142
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                             31,529,715         31,407,142
                                                           ------------       ------------
      Total increase (decrease) in net assets                69,641,303        (24,512,263)
NET ASSETS:
   Beginning of period                                      178,329,485        202,841,748
                                                           ------------       ------------
   End of period                                           $247,970,788       $178,329,485
                                                           ============       ============

              See accompanying notes to the financial statements.              9

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------------------------
                                             2001         2000         1999         1998         1997
                                          -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $      7.98  $     10.40  $     14.33  $     14.85  $     14.25
                                          -----------  -----------  -----------  -----------  -----------

Income from investment operations:
   Net investment income                         0.18         0.21         0.26         0.31         0.31
   Net realized and unrealized
     gain (loss)                                 2.32        (0.83)        0.13         3.81         2.47
                                          -----------  -----------  -----------  -----------  -----------

      Total from investment operations           2.50        (0.62)        0.39         4.12         2.78
                                          -----------  -----------  -----------  -----------  -----------

Less distributions to shareholders:
   From net investment income                   (0.18)       (0.21)       (0.27)       (0.35)       (0.32)
   In excess of net investment income              --        (0.02)          --           --           --
   From net realized gains                      (0.73)       (1.57)       (4.05)       (4.29)       (1.86)
                                          -----------  -----------  -----------  -----------  -----------

      Total distributions                       (0.91)       (1.80)       (4.32)       (4.64)       (2.18)
                                          -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD            $      9.57  $      7.98  $     10.40  $     14.33  $     14.85
                                          ===========  ===========  ===========  ===========  ===========
TOTAL RETURN(A)                                 32.72%       (8.45)%        2.24%       31.54%       21.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $   247,971  $   178,329  $   202,842  $   332,103  $   469,591
   Net expenses to average daily net
     assets                                      0.61%        0.61%        0.61%        0.61%        0.61%
   Net investment income to average
     daily net assets                            1.99%        2.06%        1.82%        1.89%        2.17%
   Portfolio turnover rate                        102%         104%          37%          40%          84%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $        --(b) $        --(b) $      0.04 $      0.05 $      0.04

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

10            See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's benchmark is the Russell 1000 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2001 the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $15,448,477 collateralized by cash in the amount of $15,991,613, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2001 the Fund held no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund elected to defer to March 1, 2001 post October losses of $368,499.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions from REIT securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $ (106,560)         $106,560          $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and of discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund no longer charges a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. For the year ended February 29, 2000 and the period from March 1, 2000 through April 7, 2000, the Fund received $12,197 and $5,600 in purchase premiums, respectively. There is no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .46% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $2,105. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $225,451,524 and $218,883,298, respectively.

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $261,248,782     $21,943,880       $(16,055,054)     $5,888,826

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 59.2% of the outstanding shares of the Fund were held by one shareholder.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2001         February 29, 2000
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
                                                        -----------  -----------  ----------  ------------
         Class III:
         Shares sold                                      2,374,439  $21,182,915   3,412,687  $ 40,253,289
         Shares issued to shareholders in reinvestment
           of distributions                               2,093,314   18,473,502   3,457,550    33,971,151
         Shares repurchased                                (904,181)  (8,126,702) (4,031,453)  (42,817,298)
                                                        -----------  -----------  ----------  ------------
         Net increase                                     3,563,572  $31,529,715   2,838,784  $ 31,407,142
                                                        ===========  ===========  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 49% of the distributions as net capital gain dividends.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Tobacco-Free Core Fund returned -0.8% for the fiscal year ended February 28, 2001, as compared to -8.2% for the S&P 500.

For the fiscal year, the best performing sectors in the S&P 500 Index were health care, financial services, consumer staples and energy. Technology, the weakest performing sector, fell almost 50% during the period. Value stocks across all market capitalization sectors outperformed growth stocks, and small cap value was the most successful segment of the market.

The Fund's outperformance of the benchmark for the period is attributable to both sector and stock selection. The Fund's underweight in the technology sector contributed significantly to performance, adding almost 2%. Overweight positions in the financial services and auto/transportation sectors also added value over the benchmark. These gains were somewhat offset by the Fund's underweight positions in the health care, integrated oils and consumer staples sectors, all strong performers for the period. Exclusion of tobacco stocks detracted from performance as this sector produced strong returns in the period.

Most of the Fund's performance was attributable to strong stock selection. Selection was particularly strong among financial services, technology, consumer discretionary and utility stocks. Weak selection among pharmaceutical and auto/transportation stocks detracted from performance.

Our intrinsic value stock selection discipline, which has a strong recent record of selecting relatively undervalued stocks outside traditional value filters, again added value in the current fiscal year. During the year, we also transitioned from our price to book stock selection discipline to a price to normalized earnings discipline, wherein stocks with low price to normalized earnings values are ranked highly. Normalizing earnings over several years allows us to calculate a better estimate of a company's ongoing earning power. Both price to book and price to normalized earnings added value to the Fund. Our momentum discipline, on the other hand, detracted from performance.

OUTLOOK

The portfolio is conservatively positioned, with a lower price to book, lower price to earnings and a higher dividend yield than the S&P 500. Despite recent strong performance, value stocks are significantly undervalued compared to growth stocks. We believe that our process of combining value and momentum disciplines in the Tobacco-Free Core Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the financial services and auto/ transportation sectors. We have reduced exposure in the technology and consumer discretionary sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO TOBACCO-FREE CORE FUND CLASS III SHARES AND THE S&P 500 INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  Since Inception
                                                       10/31/91
Class III                       -0.83%  17.55%           17.42%

          GMO TOBACCO-FREE  S&P 500
                 Core Fund    Index
10/31/91           $10,000  $10,000
12/31/91           $10,663  $10,695
3/31/92            $10,341  $10,426
6/30/92            $10,654  $10,625
9/30/92            $10,786  $10,960
12/31/92           $11,269  $11,512
3/31/93            $12,055  $12,015
6/30/93            $12,357  $12,074
9/30/93            $13,015  $12,385
12/31/93           $13,232  $12,673
3/31/94            $12,870  $12,191
6/30/94            $12,907  $12,243
9/30/94            $13,398  $12,841
12/31/94           $13,549  $12,840
3/31/95            $14,806  $14,090
6/30/95            $16,409  $15,435
9/30/95            $18,157  $16,661
12/31/95           $19,376  $17,664
3/31/96            $20,086  $18,613
6/30/96            $20,773  $19,448
9/30/96            $21,381  $20,049
12/31/96           $22,921  $21,720
3/31/97            $23,506  $22,302
6/30/97            $27,354  $26,196
9/30/97            $30,683  $28,158
12/31/97           $31,082  $28,967
3/31/98            $35,333  $33,007
6/30/98            $36,195  $34,096
9/30/98            $32,573  $30,705
12/31/98           $38,914  $37,244
3/31/99            $40,923  $39,099
6/30/99            $43,816  $41,856
9/30/99            $40,921  $39,242
12/31/99           $47,183  $45,079
3/31/00            $49,134  $46,113
6/30/00            $47,199  $44,888
9/30/00            $49,358  $44,453
12/31/00           $46,761  $40,975
2/28/01            $44,793  $38,560

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective April 7,2000, the Fund ceased charging a 14 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.2%
               AEROSPACE -- 1.8%
       13,600  Boeing Co                                                     845,920
          900  General Dynamics Corp                                          61,362
        5,700  Goodrich (BF) Co                                              230,508
       40,600  Lockheed Martin Corp                                        1,520,876
       16,800  Northrop Grumman Corp                                       1,578,360
        9,600  Textron Inc                                                   508,608
                                                                        ------------
                                                                           4,745,634
                                                                        ------------
               AUTOMOTIVE -- 4.3%
       49,200  Delphi Automotive Systems                                     690,276
        8,400  Eaton Corp                                                    597,660
      169,393  Ford Motor Co                                               4,710,819
       72,313  General Motors Corp                                         3,855,729
       14,600  Genuine Parts Co                                              393,616
        2,200  Goodyear Tire & Rubber Co                                      56,100
       20,500  TRW Inc                                                       800,320
                                                                        ------------
                                                                          11,104,520
                                                                        ------------
               BANKING AND FINANCIAL SERVICES -- 16.9%
        6,000  Amsouth Bancorp                                               104,520
       99,164  Bank of America Corp                                        4,953,242
       82,300  Bank One Corp                                               2,902,721
       17,921  Bear Stearns Cos Inc                                          935,118
        5,600  Capital One Financial Corp                                    309,400
       33,600  Charles Schwab & Co Inc                                       702,240
       12,398  Citigroup Inc                                                 609,734
        7,300  Comerica Inc                                                  464,645
        9,400  Countrywide Credit Industries Inc                             415,762
       87,100  Fannie Mae                                                  6,941,870
       98,800  First Union Corp                                            3,198,156
       41,600  FleetBoston Financial Corp                                  1,716,000
       25,400  Franklin Resources Inc                                      1,060,196
       56,300  Freddie Mac                                                 3,707,355
        7,600  Golden West Financial Corp                                    416,860
       30,900  Household International Inc                                 1,789,728
       70,240  J.P. Morgan Chase & Co                                      3,277,398
       20,500  Key Corp                                                      533,000
        4,000  Lehman Brothers Holdings Inc                                  274,600

              See accompanying notes to the financial statements.              1

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
       27,700  MBNA Corp                                                     910,776
       16,700  Merrill Lynch                                               1,000,330
       20,900  MGIC Investment Corp                                        1,211,155
        5,300  Morgan Stanley Dean Witter & Co                               345,189
       23,700  National City Corp                                            644,640
        7,800  PNC Bank Corp                                                 542,100
       13,400  Providian Financial Corp                                      670,134
        6,000  State Street Corp                                             602,700
       12,300  Summit Bancorp                                                516,600
        3,600  Union Planters Corp                                           137,016
       14,700  UnionBanCal Corp                                              391,314
        3,100  USA Education Inc                                             224,843
        9,700  Wachovia Corp                                                 612,458
       34,800  Washington Mutual Inc                                       1,787,676
                                                                        ------------
                                                                          43,909,476
                                                                        ------------
               CHEMICALS -- 2.2%
       18,900  Air Products and Chemicals                                    766,395
       32,660  Dow Chemical Co                                             1,071,575
       24,900  Du Pont (E.I.) De Nemours                                   1,087,881
       25,600  PPG Industries Inc                                          1,308,160
       21,200  Praxair Inc                                                   945,520
       21,300  Sherwin Williams Co                                           534,630
                                                                        ------------
                                                                           5,714,161
                                                                        ------------
               COMPUTER AND OFFICE EQUIPMENT -- 7.3%
        9,400  Advanced Micro Devices Inc*                                   202,100
      119,600  Cisco Systems Inc*                                          2,833,025
       50,900  Compaq Computer Corp                                        1,028,180
       82,300  Computer Associates International Inc                       2,566,937
       63,200  Dell Computer Corp*                                         1,382,500
       68,000  EMC Corp*                                                   2,703,680
       57,100  Gateway Inc*                                                  982,120
        8,800  IBM Corp                                                      879,120
       13,700  Micron Technology Inc*                                        468,814
      220,800  Oracle Corp*                                                4,195,200
       16,200  Palm Inc*                                                     281,475
        5,200  Rational Software Corp*                                       181,675
       40,400  Sun Microsystems Inc*                                         802,950

2             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMPUTER AND OFFICE EQUIPMENT -- CONTINUED
       87,100  Xerox Corp                                                    526,084
                                                                        ------------
                                                                          19,033,860
                                                                        ------------
               CONSUMER GOODS -- 2.4%
        5,200  Avon Products Inc                                             220,792
       29,300  Eastman Kodak Co                                            1,318,500
       17,100  Fortune Brands Inc                                            577,638
        9,700  Johnson Controls                                              644,856
       26,500  Jones Apparel Group Inc*                                    1,017,600
       11,100  Mattel Co                                                     188,256
       16,700  Newell Rubbermaid Inc                                         439,377
       12,200  Nike Inc, Class B                                             476,410
       18,200  Procter and Gamble Co                                       1,283,100
        5,200  VF Corp                                                       187,668
                                                                        ------------
                                                                           6,354,197
                                                                        ------------
               ELECTRONIC EQUIPMENT -- 2.8%
       42,200  ADC Telecommunications Inc*                                   469,475
       41,100  Altera Corp*                                                  950,437
       18,400  Emerson Electric Co                                         1,230,960
       47,800  General Electric Co                                         2,222,700
       11,000  Juniper Networks Inc*                                         710,187
        4,700  Linear Technology Corp                                        186,238
       34,700  Raytheon Co, Class B                                        1,152,387
        8,800  Sanmina Corp*                                                 262,350
                                                                        ------------
                                                                           7,184,734
                                                                        ------------
               ENTERTAINMENT & LEISURE -- 0.4%
       12,900  Fox Entertainment Group Inc, Class A*                         308,310
       18,200  Park Place Entertainment Corp*                                202,930
       19,000  The Walt Disney Co                                            588,050
                                                                        ------------
                                                                           1,099,290
                                                                        ------------
               FOOD AND BEVERAGE -- 2.6%
       14,066  Archer Daniels Midland Co                                     211,693
       10,500  Campbell Soup Co                                              314,265
       22,600  Coca Cola Co                                                1,198,478
       36,000  ConAgra Foods Inc                                             708,480

              See accompanying notes to the financial statements.              3

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FOOD AND BEVERAGE -- CONTINUED
        2,200  General Mills Co                                               98,670
        6,700  Heinz (HJ) Co                                                 285,286
        8,300  Keebler Food Co                                               348,268
       13,800  Kellogg Co                                                    366,942
       30,100  Pepsi Bottling Group Inc                                    1,214,535
       33,100  Pepsico Inc                                                 1,525,248
       24,900  Sara Lee Corp                                                 540,081
                                                                        ------------
                                                                           6,811,946
                                                                        ------------
               HEALTH CARE -- 3.2%
        1,200  Baxter International Inc                                      110,508
       83,900  Boston Scientific Corp*                                     1,383,511
       20,100  Cardinal Health Inc                                         2,040,150
       10,400  Forest Laboratories Inc*                                      723,112
       50,100  Health Management Associates Inc*                             866,730
        9,800  Johnson & Johnson                                             953,834
        7,100  Quest Diagnostics Inc*                                        748,340
       21,300  Tenet Healthcare Corp                                         982,569
        4,900  Wellpoint Health Network*                                     484,365
                                                                        ------------
                                                                           8,293,119
                                                                        ------------
               INSURANCE -- 4.4%
       28,300  Aetna Inc*                                                  1,053,609
       84,500  Allstate Corp                                               3,368,170
        7,250  AMBAC Inc                                                     408,900
        5,400  American General Corp                                         411,696
        4,300  American International Group Inc                              351,740
        3,300  Chubb Corp                                                    236,775
        4,800  Cigna Corp                                                    526,416
        8,200  CNA Financial Corp*                                           310,042
       11,400  Hartford Financial Services Group Inc                         727,890
       11,100  John Hancock Financial Services                               381,840
        6,600  Lincoln National Corp                                         289,542
       15,000  MBIA Inc                                                    1,139,700
        8,900  Saint Paul Cos Inc                                            411,981
        3,900  Torchmark Corp                                                135,642
       14,000  UnitedHealth Group Inc                                        829,220
       33,800  Unumprovident Corp                                            884,546
                                                                        ------------
                                                                          11,467,709
                                                                        ------------

              See accompanying notes to the financial statements.
4

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MACHINERY -- 1.6%
       31,000  Applied Materials Inc*                                      1,309,750
       14,600  Baker Hughes Inc                                              572,320
       15,500  Caterpillar Inc                                               644,800
       14,400  Deere and Co                                                  586,080
       18,200  Ingersoll Rand Co                                             788,970
        8,000  Parker-Hannifin Corp                                          344,240
                                                                        ------------
                                                                           4,246,160
                                                                        ------------
               MANUFACTURING -- 0.9%
       23,800  Corning Inc                                                   644,980
       17,700  Illinois Tool Works Inc                                     1,071,735
       15,900  Leggett & Platt Inc                                           307,506
        3,200  Owens Illinois Inc*                                            25,120
        8,900  Rockwell International Corp                                   409,044
                                                                        ------------
                                                                           2,458,385
                                                                        ------------
               METALS AND MINING -- 0.1%
        5,700  Alcan Aluminum Ltd                                            210,273
                                                                        ------------
               OIL AND GAS -- 2.7%
       27,900  Anadarko Petroleum Corp                                     1,743,750
        2,900  Burlington Resources Inc                                      130,326
        3,700  Chevron Corp                                                  316,942
       26,800  EOG Resources Inc                                           1,168,480
       17,277  Exxon Mobil Corp                                            1,400,301
        6,200  Occidental Petroleum Corp                                     148,738
        1,600  Phillips Petroleum Co                                          85,296
        3,500  Texaco Inc                                                    224,350
       16,900  Transocean Sedco Forex Inc                                    813,397
        1,300  Unocal Corp                                                    45,838
       29,600  USX - Marathon Group                                          817,552
                                                                        ------------
                                                                           6,894,970
                                                                        ------------
               PAPER AND ALLIED PRODUCTS -- 0.1%
        1,700  Kimberly-Clark Corp                                           121,550
                                                                        ------------
               PHARMACEUTICALS -- 12.1%
       88,500  Abbott Laboratories                                         4,335,615

              See accompanying notes to the financial statements.              5

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PHARMACEUTICALS -- CONTINUED
       25,000  Alza Corp*                                                    988,750
       33,900  American Home Products Corp                                 2,094,003
       84,600  Bristol Myers Squibb Co                                     5,364,486
       40,200  Lilly (Eli) & Co                                            3,194,292
       15,600  McKesson HBOC Inc                                             453,648
       38,600  Merck & Co Inc                                              3,095,720
      126,850  Pfizer Inc                                                  5,708,250
       47,300  Pharmacia Corp                                              2,445,410
       81,800  Schering Plough Corp                                        3,292,450
        9,100  Watson Pharmaceutical Inc*                                    505,050
                                                                        ------------
                                                                          31,477,674
                                                                        ------------
               PRIMARY PROCESSING -- 0.1%
        3,200  Nucor Corp                                                    141,440
                                                                        ------------
               REFINING -- 1.3%
       33,600  Conoco Inc                                                    949,200
       10,500  Conoco Inc, Class B                                           302,400
       20,600  Royal Dutch Petroleum Co                                    1,201,598
       23,400  Tosco Corp                                                    937,170
                                                                        ------------
                                                                           3,390,368
                                                                        ------------
               RETAIL TRADE -- 6.1%
       62,276  Albertsons Inc                                              1,809,118
       20,400  Autozone Inc*                                                 515,304
        7,600  CVS Corp                                                      463,600
       18,500  Dollar General Corp                                           344,100
       35,900  Federated Department Stores Inc*                            1,735,765
       40,900  Kroger Co*                                                    991,416
       32,100  May Department Stores Co                                    1,270,839
        3,500  McDonald's Corp                                               102,900
       15,200  Penney (JC) Co Inc                                            245,936
       33,900  Safeway Inc*                                                1,841,109
       58,500  Sears Roebuck & Co                                          2,401,425
       39,500  The Gap Inc                                                 1,075,980
       23,200  Toys R Us Inc*                                                570,720
       13,800  Wal Mart Stores Inc                                           691,242
       42,100  Walgreen Co                                                 1,865,872
                                                                        ------------
                                                                          15,925,326
                                                                        ------------

              See accompanying notes to the financial statements.
6

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SERVICES -- 1.6%
       13,000  Ceridian Corp*                                                262,990
        3,600  Convergys Corp*                                               152,496
        8,700  Equifax Inc                                                   263,697
       25,200  Hilton Hotels Corp                                            269,892
        4,400  Marriott International Inc, Class A                           187,792
        4,200  Paychex Inc                                                   167,738
       24,200  Robert Half International Inc*                                582,252
       13,400  VeriSign Inc*                                                 642,782
       60,600  Waste Management Inc                                        1,537,422
                                                                        ------------
                                                                           4,067,061
                                                                        ------------
               TECHNOLOGY -- 5.4%
        4,000  BEA Systems Inc*                                              153,500
       36,200  BMC Software Inc*                                           1,090,525
       11,000  Brocade Communications Systems Inc*                           426,938
        6,500  DST Systems Inc*                                              396,500
       87,400  Honeywell International Inc                                 4,082,454
      147,300  Intel Corp                                                  4,207,256
        9,120  JDS Uniphase Corp*                                            243,960
       19,900  Microsoft Corp*                                             1,174,100
        9,600  Network Appliance Inc*                                        285,600
        4,000  Siebel Systems Inc*                                           153,000
       16,900  Sungard Data Systems Inc*                                     941,330
       10,000  Veritas Software Corp*                                        649,375
        4,400  Waters Corp*                                                  289,784
                                                                        ------------
                                                                          14,094,322
                                                                        ------------
               TELECOMMUNICATIONS -- 6.4%
      156,932  AT & T Corp                                                 3,609,436
       33,700  Bellsouth Corp                                              1,414,052
        2,502  McDATA Corp*                                                   44,723
       38,700  Nortel Networks Corp                                          715,563
       12,892  Qwest Communications International Inc*                       476,617
        4,500  Redback Networks Inc*                                         138,867
      105,314  SBC Communications Inc                                      5,023,478
       87,784  Verizon Communications                                      4,345,308
       60,138  WorldCom Inc*                                                 999,794
                                                                        ------------
                                                                          16,767,838
                                                                        ------------

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TRANSPORTATION -- 2.6%
       31,200  AMR Corp*                                                   1,037,400
       61,300  Burlington Northern Santa Fe Railroad Co                    1,839,613
       25,900  CSX Corp                                                      866,096
       17,800  Delta Air Lines Inc                                           749,736
       33,400  Norfolk Southern Corp                                         604,206
       35,100  Southwest Airlines Inc                                        652,860
       20,800  Union Pacific Corp                                          1,142,752
                                                                        ------------
                                                                           6,892,663
                                                                        ------------
               UTILITIES -- 4.9%
        4,800  Allegheny Energy Inc                                          227,760
        7,600  Ameren Corp                                                   320,492
       11,560  American Electric Power Inc                                   549,562
       11,200  Cinergy Corp                                                  365,456
       14,500  Consolidated Edison Inc                                       534,615
        7,100  Constellation Energy Group Inc                                303,170
        2,600  Dominion Resources Inc                                        170,456
       11,400  DTE Energy Co                                                 413,934
       24,200  Duke Power Co                                                 986,150
       10,400  Dynegy Inc                                                    488,800
       34,800  Edison International                                          518,520
        9,983  El Paso Corp                                                  701,805
       13,700  Entergy Corp                                                  531,971
       11,300  Exelon Corp                                                   738,681
       13,500  Firstenergy Corp                                              380,295
        7,100  FPL Group Inc                                                 461,855
       14,300  General Public Utilities Inc                                  443,157
        2,300  Keyspan Corp                                                   89,585
       40,300  PG & E Corp                                                   562,588
        2,800  Pinnacle West Capital Corp                                    130,060
        7,500  PPL Corp                                                      342,675
        8,800  Progress Energy Inc                                           380,688
       10,500  Public Service Enterprise Group Inc                           470,505
       21,800  Reliant Energy Inc                                            915,818
       13,300  Sempra Energy                                                 297,255
       21,600  Southern Co                                                   668,520
       12,500  TXU Corp                                                      515,006

8             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       11,270  Xcel Energy Inc                                               317,814
                                                                        ------------
                                                                          12,827,193
                                                                        ------------

               TOTAL COMMON STOCKS (COST $257,601,346)                   245,233,869
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 11.1%
               CASH EQUIVALENTS -- 5.3%
$   2,558,670  FleetBoston Time Deposit, 5.66%, due 4/30/01 (a)            2,558,670
$     912,796  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 5.52%, due 3/06/01(a)                                       912,796
    2,902,038  Merrimac Cash Fund Premium Class(a)                         2,902,038
$   7,500,000  Prudential Securities Group, Inc. Master Note, 5.84%,
                 due 9/06/01(a)                                            7,500,000
                                                                        ------------
                                                                          13,873,504
                                                                        ------------
               U.S. GOVERNMENT -- 1.1%
$   2,760,000  U.S. Treasury Bill, 6.02 %, due 3/08/01(b)                  2,757,334
                                                                        ------------
               REPURCHASE AGREEMENT -- 4.7%
$  12,297,503  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of
               $12,299,023 and an effective yield of 4.45%,
               collaterized by a U.S Treasury Obligation with a rate
               of 8.125%, maturity date of 8/15/21 and market value,
               including accrued interest, of $12,553,833.                12,297,503
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $28,927,846)            28,928,341
                                                                        ------------
               TOTAL INVESTMENTS -- 105.3%
               (Cost $286,529,192)                                       274,162,210

               Other Assets and Liabilities (net) -- (5.3%)              (13,730,466)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $260,431,744
                                                                        ============
               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) Security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $13,370,401 (cost $286,529,192) (Note 1)                  $274,162,210
   Cash                                                              3,418
   Receivable for Fund shares sold                                     336
   Dividends and interest receivable                               501,102
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               8,456
                                                              ------------
      Total assets                                             274,675,522
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)            13,873,504
   Payable for Fund shares repurchased                             100,000
   Payable to affiliate for (Note 2):
      Management fee                                                68,509
      Shareholder service fee                                       31,140
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                116,025
   Accrued expenses and other liabilities                           54,600
                                                              ------------
      Total liabilities                                         14,243,778
                                                              ------------
NET ASSETS                                                    $260,431,744
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $277,560,258
   Accumulated undistributed net investment income                 649,843
   Accumulated net realized loss                                (4,842,467)
   Net unrealized depreciation                                 (12,935,890)
                                                              ------------
                                                              $260,431,744
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $260,431,744
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    21,185,649
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      12.29
                                                              ============

10            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $13,377)            $ 4,096,560
   Interest (including securities lending income of $57,912)      907,040
                                                              -----------
      Total income                                              5,003,600
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        983,545
   Custodian and transfer agent fees                               82,434
   Audit fees                                                      35,573
   Legal fees                                                      12,950
   Trustees fees (Note 2)                                           3,298
   Registration fees                                                   62
   Miscellaneous                                                    2,766
   Fees waived or borne by Manager (Note 2)                      (137,083)
                                                              -----------
                                                                  983,545
   Shareholder service fee (Note 2)
      Class III                                                   447,066
                                                              -----------
      Net expenses                                              1,430,611
                                                              -----------
         Net investment income                                  3,572,989
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              18,890,361
      Closed futures contracts                                   (152,633)
                                                              -----------

         Net realized gain                                     18,737,728
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                             (20,938,122)
      Open futures contracts                                     (474,382)
                                                              -----------

         Net unrealized loss                                  (21,412,504)
                                                              -----------

      Net realized and unrealized loss                         (2,674,776)
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $   898,213
                                                              ===========

              See accompanying notes to the financial statements.             11

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,572,989       $  3,465,339
   Net realized gain                                         18,737,728         42,458,647
   Change in net unrealized appreciation (depreciation)     (21,412,504)       (10,993,687)
                                                           ------------       ------------
   Net increase in net assets from operations                   898,213         34,930,299
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (3,677,116)        (3,120,661)
                                                           ------------       ------------
      Total distributions from net investment income         (3,677,116)        (3,120,661)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (31,328,636)       (34,891,112)
                                                           ------------       ------------
      Total distributions from net realized gains           (31,328,636)       (34,891,112)
                                                           ------------       ------------
   In excess of net realized gains
      Class III                                              (3,679,314)                --
                                                           ------------       ------------
      Total distributions in excess of net realized
       gains                                                 (3,679,314)                --
                                                           ------------       ------------
                                                            (38,685,066)       (38,011,773)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (23,567,097)        97,708,683
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (23,567,097)        97,708,683
                                                           ------------       ------------
      Total increase (decrease) in net assets               (61,353,950)        94,627,209
NET ASSETS:
   Beginning of period                                      321,785,694        227,158,485
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $649,843 and $774,890,
    respectively)                                          $260,431,744       $321,785,694
                                                           ============       ============

12            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------
                                            2001      2000      1999     1998     1997
                                          --------  --------  --------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  14.35  $  14.26  $  14.05  $ 12.98  $ 12.93
                                          --------  --------  --------  -------  -------

Income from investment operations:
   Net investment income                      0.17+     0.20      0.18     0.22     0.24
   Net realized and unrealized gain
     (loss)                                  (0.20)     1.94      1.99     4.07     2.41
                                          --------  --------  --------  -------  -------

      Total from investment operations       (0.03)*     2.14     2.17     4.29     2.65
                                          --------  --------  --------  -------  -------

Less distributions to shareholders:
   From net investment income                (0.19)    (0.19)    (0.19)   (0.22)   (0.24)
   From net realized gains                   (1.65)    (1.86)    (1.77)   (3.00)   (2.36)
   In excess of net realized gains           (0.19)       --        --       --       --
                                          --------  --------  --------  -------  -------

      Total distributions                    (2.03)    (2.05)    (1.96)   (3.22)   (2.60)
                                          --------  --------  --------  -------  -------
NET ASSET VALUE, END OF PERIOD            $  12.29  $  14.35  $  14.26  $ 14.05  $ 12.98
                                          ========  ========  ========  =======  =======
TOTAL RETURN(A)                              (0.83)%    15.10%    16.29%   37.82%   22.76%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $260,432  $321,786  $227,158  $99,922  $66,260
   Net expenses to average daily net
     assets                                   0.48%     0.48%     0.48%    0.48%    0.48%
   Net investment income to average
     daily net assets                         1.20%     1.34%     1.35%    1.66%    1.83%
   Portfolio turnover rate                      82%      108%       77%      70%     131%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.01  $   0.01  $   0.03  $  0.04  $  0.04

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
+    Computed using averge shares outstanding throughout the period.
* The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

              See accompanying notes to the financial statements.             13

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $13,370,401, collateralized by cash in the amount of $13,873,504, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by a specific spread. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2001 there were no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund has elected to defer to March 1, 2001 post October losses of $3,659,986.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the classification of distrubtions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
             $(20,920)           $20,920          $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund no longer charges a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. For the year ended February 29, 2000 and the period from March 1, 2000 through April 7, 2000 the Fund received $156,532 and $0 in purchase premiums, respectively. There was no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $3,298. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $229,593,419 and $287,834,442, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $288,280,393     $19,829,050       $(33,947,233)    $(14,118,183)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 44.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2001          February 29, 2000
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
                                                        -----------  ------------  -----------  ------------
         Class III:
         Shares sold                                      1,105,803  $ 16,166,396    8,011,905  $123,086,297
         Shares issued to shareholders
           in reinvestment of distributions               2,851,635    37,869,731    2,549,261    37,093,513
         Shares repurchased                              (5,196,613)  (77,603,224)  (4,062,483)  (62,471,127)
                                                        -----------  ------------  -----------  ------------
         Net increase (decrease)                         (1,239,175) $(23,567,097)   6,498,683  $ 97,708,683
                                                        ===========  ============  ===========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FUTURES CONTRACTS

         Number of                                     Contract    Net Unrealized
         Contracts       Type        Expiration Date     Value      Depreciation
         ---------  ---------------  ---------------  -----------  --------------

           Buys
              21    S&P 500          March 2001       $6,520,500     $(568,908)

      At February 28, 2001 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TOBACCO-FREE CORE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 34% of distributions as net capital gain dividends.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed Small Companies Fund returned 12.1% for the fiscal year ended February 28, 2001, as compared to -9.9% for the Russell 2500 Value Index before taxes. On an after-tax basis*, the Fund returned 11.6% to the benchmark's -10.4% for the same period.

During the period, the Fund was able to capitalize on its emphasis on value stocks, for which it had paid so dearly in the prior year. Small cap stocks, as represented by the Russell 2500 Value Index, outperformed their counterparts in the Russell 2500 Growth Index by 64% in the current fiscal year. Sector selection reflected the Fund's value bias. An underweight of technology stocks, which underperformed by 47%, and overweight of financial services stocks, which outperformed by 42%, added 9% to relative performance. Overweights in most other sectors also added value, and in combination sector selection added 12% to value added for the fiscal year.

Stock selection added an additional 10% to relative performance during the period. Good selection of utilities stocks such as Kinder Morgan, and producer durable stocks such as Pride International added value, as did strong selection within health care and consumer discretionary stocks. These gains were only moderately offset by weaker selection of technology stocks, such as Glenayre Technologies, and materials processing stocks.

Our intrinsic value stock selection model, which has a strong record of selecting relatively undervalued stocks outside traditional value filters, again added value in the current fiscal year. During the year, we also transitioned from our price to book stock selection strategy to a price to normalized earnings strategy, wherein stocks with low price to normalized earnings values are ranked highly. Normalizing earnings over several years allows us to calculate a better estimate of a company's ongoing earning power. Both price to book and price to normalized earnings added value to the Fund. During the year, the Fund also employed a price momentum strategy. We expect the addition of this strategy will contribute positively to the Fund's long-term expected value added, although it subtracted somewhat from performance this year.

OUTLOOK

Small cap value stocks continue to be undervalued relative to the rest of the U.S. equity market, despite strong recent returns. The portfolio is positioned to take advantage of the valuation spread, and we are

--------------------------
* After-tax returns are calculated assuming a 40% tax rate on ordinary income and short-term capital gain distributions and 20% tax rate long-term capital gain distributions. Returns also assume no redemption at the end of the period.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

overweight with respect to smaller stocks in the Russell 2500 Value Index. The portfolio currently maintains overweight positions in the automotive/transportation and producer durables sectors and underweight positions in the technology and health care sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO TAX-MANAGED SMALL COMPANIES FUND CLASS III SHARES AND THE RUSSELL 2500 INDEX AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                11.56%           6/1/99
Class III                                         3.85%

             GMO TAX-MANAGED     RUSSELL 2500
          Small Companies Fund*        Index*
6/1/99                   $9,950       $10,000
6/30/99                 $10,378       $10,556
9/30/99                  $9,594        $9,875
12/31/99                 $9,947       $11,818
3/31/00                 $10,128       $13,012
6/30/00                  $9,289       $12,491
9/30/00                 $10,044       $12,791
12/31/00                $10,723       $12,322
2/28/01                 $10,682       $11,908

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.
* Returns are before taxes.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.7%
               AEROSPACE -- 0.7%
          500  Curtiss Wright Corp                                             23,950
        3,000  Goodrich (BF) Co                                               121,320
        3,200  Kaman Corp, Class A                                             52,000
        2,200  Teleflex Inc                                                    94,490
                                                                        -------------
                                                                              291,760
                                                                        -------------
               AUTOMOTIVE -- 2.3%
        5,425  ArvinMeritor Inc                                                83,274
        2,300  Autoliv Inc                                                     41,860
        1,500  Bandag Inc                                                      55,500
        4,100  Borg Warner Automotive Inc                                     179,170
        3,500  Cooper Tire & Rubber Co                                         46,760
        3,300  Goodyear Tire & Rubber Co                                       84,150
        2,600  ITT Industries Inc                                             105,430
        2,000  Lear Corp*                                                      64,120
        2,900  Modine Manufacturing Co                                         77,031
        2,100  Paccar Inc                                                      97,387
        1,600  Smith (AO) Corp, Class B                                        29,632
        2,100  Superior Industries International Inc                           78,330
        2,100  United Automotive Group Inc*                                    21,084
                                                                        -------------
                                                                              963,728
                                                                        -------------
               BANKING AND FINANCIAL SERVICES -- 11.0%
          500  Affiliated Managers Group Inc*                                  25,750
        1,700  Associated Banc Corp                                            59,181
        1,600  Astoria Financial Corp                                          87,500
          600  Baldwin and Lyons Inc, Class B                                  13,050
        4,300  Bancwest Corp                                                  111,628
        3,700  Banknorth Group Inc                                             74,694
        2,000  BOK Financial Corporation*                                      46,250
        2,300  Capitol Federal Financial                                       36,656
        1,200  Centura Banks Inc                                               60,492
          700  Commerce Bancshares Inc                                         27,694
        3,400  Commercial Federal Corp                                         74,868
        3,900  Compass Bankshares Inc                                          83,119
        1,400  Corus Bancshares Inc                                            69,125
        4,200  Countrywide Credit Industries Inc                              185,766
        5,300  Dime Bancorp Inc                                               158,470

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
        3,000  Doral Financial Corp                                            85,687
        2,400  Downey Financial Corp                                          103,320
        7,800  Edwards (AG) Inc                                               303,186
        1,700  First Bancorp Puerto Rico                                       40,120
          800  First Citizens Bancshares, Class A                              75,300
        2,100  First Federal Financial Corp*                                   61,530
          900  First Indiana Corp                                              20,855
        1,600  First Tennessee National Corp                                   49,600
        1,000  GBC Bancorp (California)                                        31,187
        7,200  Golden State Bancorp                                           197,280
        4,900  Greenpoint Financial Corp                                      169,050
        3,200  Heller Financial Inc                                           108,192
        5,100  Hibernia Corporation, Class A                                   73,950
        7,500  IndyMac Bancorp Inc*                                           198,075
        2,300  Jefferies Group Inc                                             68,770
        1,500  LaBranche & Co Inc*                                             65,100
        2,400  Leucadia National Corp                                          81,864
        3,800  Liberty Financial Cos                                          171,684
        2,600  Morgan Keegan Inc                                               69,810
        1,400  Neuberger Berman Inc                                           104,580
        4,200  North Fork Bancorp                                             105,000
        4,100  Pacific Century Financial Corp                                  79,786
        4,550  PMI Group Inc                                                  254,845
        4,100  Raymond James Financial Corp                                   135,710
        4,200  Riggs National Corp                                             63,525
          600  Ryland Group Inc                                                24,174
       14,400  Sovereign Bancorp Inc                                          128,251
        1,200  Student Loan Group                                              76,188
        1,400  TCF Financial Corp                                              51,660
        2,450  Three Rivers Bancorp Inc                                        20,978
        1,460  UMB Financial Corp                                              54,841
        4,290  Washington Federal Inc                                         111,540
        1,300  Washington Mutual Inc                                           66,781
            9  Wells Fargo & Co                                                   447
          100  Wesco Financial Corp                                            29,990
        4,300  Westcorp                                                        73,057
          800  Whitney Holding Corp                                            30,750
                                                                        -------------
                                                                            4,500,906
                                                                        -------------

              See accompanying notes to the financial statements.
2

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CHEMICALS -- 2.9%
        2,800  Albemarle Corp                                                  66,780
        3,000  Cabot Corporation                                              102,870
        3,500  Cytec Industries Inc*                                          117,425
        7,500  Engelhard Corp                                                 179,475
        1,500  Ferro Corp                                                      35,235
        3,700  Great Lakes Chemical Corp                                      122,507
        4,500  Hercules Inc                                                    63,360
        7,300  IMC Global Inc                                                 100,375
        4,800  Millenium Chemicals Inc                                         85,920
        3,200  Olin Corp                                                       66,400
        6,900  RPM Inc                                                         63,618
        3,500  Sherwin Williams Co                                             87,850
          500  Stepan Co                                                       11,225
        4,400  Wellman Inc                                                     77,264
                                                                        -------------
                                                                            1,180,304
                                                                        -------------
               COMPUTER AND OFFICE EQUIPMENT -- 0.5%
        5,500  Micron Electronics Inc*                                         20,110
        3,500  Quantum Corp-DLT and Storage*                                   43,995
        5,600  Reynolds & Reynolds Inc, Class A                               123,088
                                                                        -------------
                                                                              187,193
                                                                        -------------
               CONSTRUCTION -- 1.9%
        5,200  Centex Corp                                                    214,032
        3,924  Horton (DR) Inc                                                 89,467
        1,180  MDC Holdings Inc                                                42,185
        6,500  Pulte Corp                                                     223,275
        2,000  Texas Industries Inc                                            56,440
        3,900  Toll Brothers Inc*                                             139,464
                                                                        -------------
                                                                              764,863
                                                                        -------------
               CONSUMER GOODS -- 4.4%
        1,800  Brown Shoe Co Inc                                               31,230
        4,200  Callaway Golf Co                                               101,010
        1,900  Columbia Sportswear Co*                                        105,212
        1,600  Footstar Inc*                                                   70,448
        2,900  Furniture Brands International Inc*                             71,195
        3,800  Hon Industries Inc                                              94,430
        4,300  Jones Apparel Group Inc*                                       165,120

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER GOODS -- CONTINUED
        4,500  KB HOME                                                        125,775
        1,900  Kellwood Co                                                     42,085
        2,600  Kimball International, Class B                                  39,162
        2,100  Lancaster Colony Corp                                           61,950
        3,500  Liz Claiborne Inc                                              170,450
        3,500  Mohawk Industries Inc*                                         104,825
        2,900  National Service Industries                                     70,093
        4,000  Oakley Inc*                                                     67,200
        3,601  Pittston Brinks Group                                           71,480
        2,600  Polo Ralph Lauren Corp*                                         76,180
        3,800  Reebok International Ltd*                                       97,280
        2,500  Russell Corp                                                    47,500
        2,500  Tech Data Corp*                                                 76,406
        4,700  Unifi, Inc*                                                     32,430
        5,500  Wolverine World Wide Inc                                        80,905
                                                                        -------------
                                                                            1,802,366
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 2.5%
        4,000  Andrew Corp*                                                    60,000
          600  APW Ltd*                                                        17,124
        6,300  Arrow Electronics Inc*                                         172,620
        1,200  Benchmark Electronics Inc*                                      33,480
        4,300  Cable Design Technologies Corp*                                 76,712
        1,300  Cooper Industries Inc                                           55,900
        3,400  Diebold Inc                                                     94,350
        1,400  ESS Technology*                                                  9,450
       12,000  Glenayre Technologies Inc*                                      40,876
        1,700  Harman International Industries                                 50,830
        3,000  Harris Corp                                                     75,330
        1,500  Hubbell Inc, Class B                                            41,925
        2,300  Lincoln Electric Holdings Inc                                   47,725
        1,900  Litton Industries *                                            150,575
          900  Park Electrochemical Corp                                       26,550
          900  Silicon Valley Group Inc*                                       24,019
          400  Triumph Group Inc*                                              15,780
        2,400  Valmont Industries Inc                                          43,950
                                                                        -------------
                                                                            1,037,196
                                                                        -------------

              See accompanying notes to the financial statements.
4

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               ENTERTAINMENT & LEISURE -- 0.9%
        1,600  Anchor Gaming*                                                  78,300
        3,600  Harrahs Entertainment Inc*                                     111,672
        4,600  Mandalay Resort Group*                                          93,288
        5,400  Park Place Entertainment Corp*                                  60,210
          700  Six Flags Inc*                                                  15,113
                                                                        -------------
                                                                              358,583
                                                                        -------------
               FOOD AND BEVERAGE -- 3.5%
        1,200  Agribrands International Inc*                                   64,524
        6,400  Bob Evans Farms Inc                                            128,000
        2,600  Corn Product International Inc                                  66,040
          200  Farmer Brothers Co                                              44,800
        8,300  IBP Inc                                                        220,365
        1,600  International Multifoods Corp                                   30,064
        3,400  Interstate Bakeries Corp                                        55,624
        2,300  Keebler Food Co                                                 96,508
        4,000  Luby's Cafeterias Inc                                           27,400
        2,000  Michael Foods Inc                                               58,875
        4,100  Pepsi Bottling Group Inc                                       165,435
       12,400  PepsiAmericas Inc                                              200,384
        3,700  Sensient Technologies Corp                                      80,105
        1,800  Smithfield Foods Inc*                                           52,938
        1,200  Suiza Foods Corp*                                               58,764
          200  Tootsie Roll Industries Inc                                      9,900
        2,200  Universal Corp                                                  83,072
                                                                        -------------
                                                                            1,442,798
                                                                        -------------
               HEALTH CARE -- 6.3%
        2,400  Arrow International Inc                                         87,750
       49,801  Beverly Enterprises Inc*                                       382,970
          598  Cardinal Health Inc                                             60,697
        5,500  Coventry Health Care Inc*                                      101,062
        3,500  Dentsply International Inc                                     131,687
          950  Gentiva Health Services Inc*                                    18,050
       15,200  Health Management Associates Inc*                              262,960
       17,700  Healthsouth Corp*                                              281,784
        3,300  Hillenbrand Industries Inc                                     167,310
        2,900  Invacare Corp                                                  105,415
          400  Laboratory Corp of America Holdings*                            64,200

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        6,300  Manor Care Inc*                                                153,657
        5,200  Mid Atlantic Medical Services Inc*                             102,232
        1,200  Pediatrix Medical Group Inc*                                    27,060
        1,100  Province Healthcare Co*                                         38,431
        1,300  Quest Diagnostics Inc*                                         137,020
        6,400  Quorum Health Group Inc*                                       106,800
        1,000  St Jude Medical Inc*                                            56,120
        1,200  Sunrise Assisted Living Inc*                                    28,500
        1,200  Triad Hospitals Inc*                                            39,225
        2,400  Trigon Healthcare Inc*                                         144,456
        1,100  Universal Health Services, Class B*                             98,725
                                                                        -------------
                                                                            2,596,111
                                                                        -------------
               INSURANCE -- 8.7%
          910  ACE Ltd                                                         33,306
        1,200  Alfa Corp                                                       23,475
        2,600  Allmerica Financial Corp                                       138,190
        1,400  AMBAC Inc                                                       78,960
        3,300  American Financial Group Inc                                    79,200
        1,200  American National Insurance Co                                  87,619
        2,500  AmerUs Group Co                                                 73,125
        2,800  Argonaut Group Inc                                              48,606
        2,300  Berkley (WR) Corp                                               98,181
        2,200  Commerce Group Inc                                              65,560
        6,100  Conseco Inc                                                     85,522
        1,836  Delphi Financial Group Inc                                      63,048
        1,200  Erie Indemnity Co, Class A                                      33,300
          600  Everest Re Group Ltd                                            37,950
        4,500  Fidelity National Financial Inc                                139,320
        4,800  First American Financial Corp                                  145,920
        3,100  Harleysville Group Inc                                          77,112
        5,000  HCC Insurance Holdings Inc                                     117,600
        8,500  Health Net Inc*                                                186,745
        9,900  Humana Inc*                                                    133,650
          900  Kansas City Life Insurance Co                                   35,550
          700  Liberty Corp                                                    26,572
        3,300  Mercury General Corp                                           112,860
        2,600  Mony Group Inc                                                  96,200
        7,201  Ohio Casualty Corp                                              64,584
        7,800  Old Republic International Corp                                220,350

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
        3,400  Presidential Life Corp                                          52,700
        5,500  Protective Life Corp                                           165,550
        3,400  Radian Group Inc                                               210,290
        1,400  Reinsurance Group of America Inc                                54,110
        1,200  RLI Corp                                                        50,400
        5,000  Safeco Corp                                                    108,750
        3,600  Selective Insurance Group                                       78,300
        2,700  StanCorp Financial Group Inc                                   105,570
        1,300  Stewart Information Services Corp*                              23,790
        2,700  Torchmark Corp                                                  93,906
        1,900  Transatlantic Holding Inc                                      189,392
        1,400  Trenwick Group Ltd                                              30,744
        4,100  UICI*                                                           33,620
          200  White Mountains Insurance Group Inc                             62,400
                                                                        -------------
                                                                            3,562,027
                                                                        -------------
               LODGING -- 0.4%
        3,300  Boca Resorts Inc*                                               39,105
        6,100  Prime Hospitality Corp*                                         77,775
       19,000  Wyndham International Inc, Class A*                             40,090
                                                                        -------------
                                                                              156,970
                                                                        -------------
               MACHINERY -- 3.0%
        6,000  Agco Corp                                                       70,800
        1,700  American Standard Co*                                           96,271
        1,900  Cummins Engine Inc                                              70,205
        3,200  Donaldson Co Inc                                                85,152
        1,800  Flowserve Corp*                                                 37,800
        2,400  FMC Corp*                                                      184,224
        2,600  Kaydon Corp                                                     66,014
        3,000  Kennametal Inc                                                  93,450
        7,300  Milacron Inc                                                   144,978
        1,700  Nordson Corp                                                    47,494
        2,400  Stanley Works                                                   83,520
        1,200  Tecumseh Products Co                                            60,450
        1,100  Tecumseh Products Co, Class B                                   52,731
        1,300  Toro Co                                                         57,720
        2,700  York International Corp                                         86,400
                                                                        -------------
                                                                            1,237,209
                                                                        -------------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MANUFACTURING -- 4.2%
        1,400  Barnes Group Inc                                                27,020
        6,400  Brunswick Corp                                                 136,256
       10,100  Clayton Homes Inc                                              128,775
        4,000  Crane Co                                                       106,600
        7,900  General Cable Corp                                              84,530
        1,200  Greif Brothers Corp                                             32,400
          355  Huttig Building Products Inc*                                    1,704
        2,800  International Game Technology*                                 151,200
        3,600  Lafarge Corp                                                   109,800
        5,000  Leggett & Platt Inc                                             96,700
          200  Mine Safety Appliances                                           4,880
        4,200  Omnicare Inc                                                    93,114
          700  Sequa Corp, Class A*                                            31,388
        3,600  Snap-On Inc                                                    101,880
        1,500  Standex International Corp                                      36,600
        3,800  Steelcase Inc                                                   54,150
       23,101  Trinity Industries Inc                                         507,991
        2,100  Watts Industries Inc, Class A                                   30,870
                                                                        -------------
                                                                            1,735,858
                                                                        -------------
               METALS AND MINING -- 1.9%
        2,030  Arch Coal Inc                                                   47,806
        4,000  Cleveland Cliffs Inc                                            71,800
        1,800  Commercial Metals Co                                            46,026
        2,500  Nacco Industries Inc, Class A                                  166,400
        4,200  Phelps Dodge Corp                                              193,200
        1,150  Reliance Steel and Aluminum Co                                  29,440
        1,600  Southern Peru Copper Corp                                       23,200
        4,100  Timken Co                                                       65,600
        4,800  Titanium Metals Corp*                                           40,848
        7,500  USX-US Steel Group Inc                                         114,300
                                                                        -------------
                                                                              798,620
                                                                        -------------
               OIL AND GAS -- 2.8%
        1,100  AGL Resources Inc                                               23,793
        1,800  Cross Timbers Oil Co                                            44,406
        2,000  EOG Resources Inc                                               87,200
          900  Gulf Island Fabrication Inc*                                    15,975
        1,400  Helmerich & Payne Inc                                           72,646

8             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OIL AND GAS -- CONTINUED
        7,200  Key Energy Services Inc*                                        83,520
        1,800  Kinder Morgan Inc                                               99,720
          400  National Fuel Gas Co                                            20,720
        1,001  National-Oilwell Inc*                                           36,236
        1,900  Ocean Energy Inc                                                34,200
       16,400  Parker Drilling Co*                                            100,860
          800  Peoples Energy Corp                                             31,320
        3,300  Pride International Inc*                                        81,840
        4,200  Questar Corp                                                   115,080
        2,050  Seacor Smit Inc*                                                98,092
        1,200  Tidewater Inc                                                   58,440
        3,200  Veritas DGC Inc*                                                96,480
        1,100  WGL Holdings Inc                                                30,118
                                                                        -------------
                                                                            1,130,646
                                                                        -------------
               PAPER AND ALLIED PRODUCTS -- 1.1%
        2,800  Louisiana Pacific Corp                                          29,624
        5,400  Pentair Inc                                                    149,580
        5,600  Sonoco Products Co                                             124,432
        2,352  Stora Enso Oyj*                                                 24,880
        2,000  United Stationers Inc*                                          50,125
        4,700  Wausau-Mosinee Paper Corp                                       53,298
                                                                        -------------
                                                                              431,939
                                                                        -------------
               PHARMACEUTICALS -- 1.1%
        4,700  Bergen Brunswig Corp, Class A                                   84,553
        1,400  Henry Schein Inc*                                               39,987
        2,800  ICN Pharmaceuticals Inc                                         74,368
        5,600  Mylan Laboratories Inc                                         131,040
        3,300  NBTY Inc*                                                       22,997
        2,200  Sigma Aldrich Corp                                              95,700
                                                                        -------------
                                                                              448,645
                                                                        -------------
               PRIMARY MATERIALS -- 0.3%
        2,900  A. Schulman Inc                                                 34,981
        1,600  Carlisle Cos Inc                                                55,200
        1,200  Florida Rock Industries                                         49,260
                                                                        -------------
                                                                              139,441
                                                                        -------------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRIMARY PROCESSING -- 1.0%
        3,400  AK Steel Holding Corp                                           32,402
        2,200  Belden Inc                                                      54,296
        2,300  Carpenter Technology Corp                                       63,710
          500  NCH Corp                                                        24,640
        1,200  Nucor Corp                                                      53,040
        3,100  Precision Castparts Corp                                       119,505
        2,100  Quanex Corp                                                     37,800
        1,400  Valspar Corp                                                    45,850
                                                                        -------------
                                                                              431,243
                                                                        -------------
               PRINTING AND PUBLISHING -- 0.4%
        3,300  AH Belo Corp                                                    59,400
        4,000  Hollinger International Inc                                     65,200
        1,200  R.R. Donnelley and Sons                                         35,580
                                                                        -------------
                                                                              160,180
                                                                        -------------
               REAL ESTATE -- 8.5%
        2,600  AMB Property Corp, REIT                                         64,246
        3,200  Archstone Communities Trust, REIT                               78,432
        3,000  Arden Realty Group Inc, REIT                                    71,550
        1,000  Avalonbay Communities Inc, REIT                                 47,490
        1,800  Boston Properties Inc, REIT                                     72,612
        2,000  Cabot Industrial Trust, REIT                                    40,100
        2,300  CarrAmerica Realty Corp, REIT                                   68,770
        2,400  CBL & Associates Properties Inc, REIT                           64,080
          700  Chelsea Property Group Inc                                      28,931
        2,000  Colonial Properties Trust, REIT                                 53,620
        2,700  Commercial Net Lease Realty                                     30,375
        3,400  Crescent Real Estate Equities, REIT                             72,216
        3,100  Developers Diversified Realty Corp, REIT                        42,315
        2,600  Duke Realty Investments, REIT                                   59,540
        2,000  Federal Realty Investment Trust                                 39,600
        3,900  Felcor Lodging Trust Inc, REIT                                  92,820
        1,800  First Industrial Realty Trust, REIT                             59,130
        3,300  Franchise Finance Corp of America, REIT                         74,019
        2,100  Gables Residential Trust, REIT                                  57,330
        2,200  General Growth Properties, REIT                                 74,272
        3,600  Glenborough Realty Trust Inc, REIT                              66,312
        2,800  Glimcher Realty Trust, REIT                                     41,160

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REAL ESTATE -- CONTINUED
        1,100  Health Care Property Investors Inc, REIT                        34,441
        3,800  Health Care REIT Inc                                            72,504
        3,000  Healthcare Realty Trust Inc, REIT                               66,630
        3,100  Highwood Properties Inc, REIT                                   77,190
        2,500  Hospitalities Properties Trust, REIT                            64,875
        6,900  Host Marriott Corp, REIT                                        87,078
        3,800  iStar Financial Inc, REIT                                       95,000
        1,400  Kimco Realty Corp, REIT                                         58,590
        6,678  Lennar Corp                                                    237,069
        6,000  Lexington Corporate Properties Trust                            77,400
        2,900  Liberty Property Trust, REIT                                    78,097
        2,300  LNR Property Corp                                               64,630
        2,600  Mack-Cali Realty Corp, REIT                                     69,680
        3,400  Meristar Hospitality Corp, REIT                                 68,340
        5,900  New Plan Excel Realty Trust, REIT                               89,444
        2,100  Prentiss Properties Trust, REIT                                 51,870
        3,400  Prologis Trust, REIT                                            69,768
        1,900  PS Business Parks Inc, REIT                                     51,775
        2,900  Public Storage Inc, REIT                                        74,617
        1,400  Realty Income Corp, REIT                                        35,280
        2,100  Reckson Associates Realty Corp, REIT                            48,930
        1,400  Rouse Co, REIT                                                  35,070
        4,700  Security Capital Group Inc, Class B, REIT*                      97,384
        1,300  Shurgard Storage Centers Inc, REIT                              32,539
        1,500  SL Green Realty Corp, REIT                                      42,120
        2,000  Spieker Properties Inc, REIT                                   111,960
        1,300  Storage USA Inc, REIT                                           38,740
        1,400  Summit Properties Inc, REIT                                     32,788
        5,400  United Dominion Realty Trust Inc, REIT                          65,124
        2,100  Vornado Realty Trust, REIT                                      79,401
        1,400  Webb (Del) Corp*                                                40,460
        1,300  Weingarten Realty, REIT                                         54,587
                                                                        -------------
                                                                            3,502,301
                                                                        -------------
               REFINING -- 1.4%
        3,400  Ashland Inc                                                    131,954
        4,100  Lyondell Petro Chemical Co                                      65,600
        2,300  Sunoco Inc                                                      76,452
        7,500  Tesoro Petroleum Corp*                                          94,800
        3,400  Ultramar Diamond Shamrock Corp                                 123,760

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REFINING -- CONTINUED
        1,700  Valero Energy Corp                                              62,305
                                                                        -------------
                                                                              554,871
                                                                        -------------
               RETAIL TRADE -- 5.4%
        1,600  Applebees International Inc                                     49,000
        2,300  Autozone Inc*                                                   58,098
        3,300  Burlington Coat Factory Warehouse                               64,515
       11,100  CBRL Group Inc                                                 210,206
        3,000  Claire's Stores Inc                                             52,260
        1,800  CPI Inc                                                         38,250
        4,600  Dillard's Inc                                                   86,480
        4,000  Dress Barn Inc*                                                 93,500
        5,200  Goody's Family Clothing Inc*                                    31,200
        3,100  Ingles Markets Inc, Class A                                     33,519
        6,800  Lone Star Steakhouse and Saloon Inc                             62,475
        3,400  Neiman Marcus Group Inc, Class A*                              123,760
        1,500  NPC International Inc*                                          15,469
        4,700  Office Depot Inc*                                               43,240
       57,100  OfficeMax Inc*                                                 174,726
        2,300  Outback Steakhouse Inc*                                         61,180
        2,300  Payless ShoeSource Inc*                                        175,674
        3,800  Phillips Van Heusen                                             56,620
        5,500  Pier 1 Imports Inc                                              71,500
        6,900  Ross Stores Inc                                                144,900
        4,000  Ruby Tuesday Inc                                                68,000
        1,900  Ruddick Corp                                                    24,890
        5,500  Ryan's Family Steak Houses Inc*                                 55,344
        3,200  Saks Inc*                                                       38,400
        9,100  Toys R Us Inc*                                                 223,860
        4,900  Transportation World Entertainment Corp*                        39,353
       11,300  Venator Group Inc*                                             124,413
                                                                        -------------
                                                                            2,220,832
                                                                        -------------
               SERVICES -- 5.0%
          269  Adecco SA ADR                                                   20,969
        3,600  Allied Waste Industries Inc*                                    58,140
        1,200  Amerco*                                                         25,200
        6,900  Arctic Cat Inc                                                  98,756
        3,900  Aztar Corp*                                                     46,020

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SERVICES -- CONTINUED
        2,900  Banta Corp                                                      75,719
        4,000  Bowne and Co Inc                                                41,400
        8,200  Ceridian Corp*                                                 165,886
        2,500  Dollar Thrifty Automotive Group Inc*                            49,875
        5,300  Edgewater Technology Inc*                                       20,869
        2,900  Electro Rent Corp*                                              40,237
        2,100  Extended Stay America Inc*                                      31,080
        6,800  Fleming Cos Inc                                                167,960
        4,100  Fluor Corp*                                                    156,292
           47  Global Sources Ltd*                                                488
        1,233  Havas Advertising*                                              16,954
       10,700  Hilton Hotels Corp                                             114,597
        5,600  Ingram Micro Inc*                                               77,280
        2,400  Interpool Inc                                                   41,640
          800  Jacobs Engineering Group*                                       45,008
        2,600  Kelly Services, Class A                                         68,900
        1,900  Manpower Inc                                                    64,657
          900  Marcus Corp                                                     13,680
        4,100  Massey Energy Co                                                80,524
        5,600  NCO Group Inc*                                                 163,100
        6,567  Pfsweb Inc*                                                      6,567
          800  Pharmaceutical Product Development Inc*                         44,550
          500  Rent-A-Center Inc*                                              22,063
        5,100  Republic Services Inc, Class A*                                 84,864
        5,000  Spherion Corp*                                                  46,250
        6,729  Supervalu Inc                                                   94,408
        1,400  XTRA Corp*                                                      66,794
                                                                        -------------
                                                                            2,050,727
                                                                        -------------
               TECHNOLOGY -- 2.6%
        1,900  Acxiom Corp*                                                    52,963
        1,400  Autodesk Inc                                                    53,375
        2,300  Avant! Corporation*                                             42,263
        3,642  Avnet Inc                                                       89,229
        1,200  Beckman Coulter Inc                                             48,540
        1,800  Cabletron Systems Inc*                                          24,210
        3,200  Cadence Design Systems Inc*                                     81,120
        1,200  Cerner Corp*                                                    61,425
        1,900  Cirrus Logic Corp*                                              34,200
        4,200  Deluxe Corp                                                    102,270

              See accompanying notes to the financial statements.             13

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        1,500  Esterline Corp*                                                 32,100
        2,200  G TECH Holdings Corp*                                           59,378
        9,500  Parametric Technology Corp*                                    126,469
        1,700  Synopsys Inc*                                                   92,331
        1,100  Tektronix Inc*                                                  27,159
        4,872  Thermo Electron Corp*                                          135,929
                                                                        -------------
                                                                            1,062,961
                                                                        -------------
               TELECOMMUNICATIONS -- 0.6%
        2,900  Ameripath Inc*                                                  56,913
        2,100  Charter Communications Inc*                                     44,888
          600  L-3 Communications Holdings Inc*                                49,188
        5,500  Sinclair Broadcast Group, Class A*                              49,844
        1,900  West Corp*                                                      51,775
                                                                        -------------
                                                                              252,608
                                                                        -------------
               TEXTILES -- 0.1%
        1,300  Springs Industries, Inc - Class A                               57,993
                                                                        -------------
               TOBACCO -- 1.0%
        7,100  RJ Reynolds Tobacco Holdings                                   401,150
                                                                        -------------
               TRANSPORTATION -- 3.6%
        2,900  Airborne Inc                                                    29,928
        1,300  Alexander & Baldwin Inc                                         33,556
        2,700  America West Holdings Corp, Class B*                            28,890
        1,700  CNF Transportation Inc                                          58,718
        4,400  Continental Airlines Inc, Class B*                             196,900
        3,300  Fleetwood Enterprises Inc                                       39,765
        2,100  GATX Corp                                                       91,812
        3,500  Heartland Express Inc*                                          87,500
        1,300  Navistar International Corp*                                    32,526
        2,000  Northwest Airlines Corp*                                        44,000
        5,200  Offshore Logistics Inc*                                        127,400
          900  Overseas Shipholding Group Inc                                  24,750
        1,000  Polaris Industries Inc                                          46,800
        4,059  Quebecor World Inc                                              90,719
        5,100  Ryder System Inc                                               104,601
        2,600  Skywest Inc                                                     58,988

14            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TRANSPORTATION -- CONTINUED
        1,300  UAL Corp                                                        49,465
        1,900  USAir Group Inc*                                                78,470
        2,600  Werner Enterprises Inc                                          43,388
        4,400  Wisconsin Central Transport*                                    69,850
        7,800  Yellow Corp*                                                   154,538
                                                                        -------------
                                                                            1,492,564
                                                                        -------------
               UTILITIES -- 8.7%
        1,500  Allegheny Energy Inc                                            71,175
        2,100  ALLETE                                                          49,350
        1,600  American Water Works Co                                         44,368
        1,500  Atmos Energy Corp                                               34,950
        1,900  Avista Corp                                                     29,925
          900  Black Hills Corp                                                35,433
        1,700  CH Energy Group Inc                                             74,800
          700  Cleco Corp                                                      31,773
        6,000  CMS Energy Corp                                                177,300
        4,300  Connectiv Inc                                                   95,890
        2,600  DPL Inc                                                         74,620
        4,700  El Paso Electric Co*                                            59,925
        2,400  Energen Corp                                                    67,128
        2,900  Energy East Corp                                                54,520
        5,200  General Public Utilities Inc                                   161,148
        1,700  IDACORP Inc                                                     62,560
        2,300  Kansas City Power and Light Co                                  60,053
        3,800  MCN Corp                                                        89,946
        7,100  Niagara Mohawk Holdings Inc*                                   121,978
          800  Nicor Inc                                                       29,600
        5,400  NiSource Inc                                                   154,602
        2,300  Northeast Utilities                                             46,920
        1,200  NSTAR                                                           48,780
        1,300  Nui Corporation                                                 35,815
        4,000  OGE Energy Corp                                                 92,880
        2,400  Oneok Inc                                                      105,480
        4,900  Pinnacle West Capital Corp                                     227,605
        4,200  Potomac Electric Power Co                                       94,080
        2,700  PPL Corp                                                       123,363
        4,400  Public Service Co of New Mexico                                112,992
        2,500  Puget Energy Inc                                                59,450
        2,500  RGS Energy Group Inc                                            91,100

              See accompanying notes to the financial statements.             15

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
        2,900  SCANA Corp                                                      78,909
        5,500  Sempra Energy                                                  122,925
        4,600  Teco Energy Inc                                                134,274
        2,800  UniSource Energy Corp                                           54,180
        5,200  Utilicorp United Inc                                           154,180
        5,700  Western Resources Inc                                          141,018
        5,200  Wisconsin Energy Corp                                          115,024
        1,100  WPS Resources Corp                                              38,830
        3,800  Xcel Energy Inc                                                107,160
                                                                        -------------
                                                                            3,566,009
                                                                        -------------

               TOTAL COMMON STOCKS (COST $34,366,804)                      40,520,602
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.0%
               BANKING AND FINANCIAL SERVICES -- 0.0%
        1,000  Bank United Litigation Rights*                                     344
        2,500  Dime Bancorp Inc Warrants*                                         625
                                                                        -------------
                                                                                  969
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $1,074)                            969
                                                                        -------------

              See accompanying notes to the financial statements.
16

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 1.3%
               REPURCHASE AGREEMENT -- 1.3%
$     508,247  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of
               $508,310, and an effective yield of 4.45%,
               collateralized by a U.S. Treasury Obligation with a
               rate, of 8.125%, maturity date of 8/15/21, and a market
               value, including accrued interest, of $530,257.                508,247
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $508,247)                   508,247
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $34,876,125)                                          41,029,818

               Other Assets and Liabilities (net) -- 0.0%                      11,787
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  41,041,605
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt
REIT Real Estate Investment Trust

*    Non-income producing security.

              See accompanying notes to the financial statements.             17

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $34,876,125) (Note 1)          $41,029,818
   Dividends and interest receivable                               57,489
   Receivable for expenses waived or borne by Manager (Note
    2)                                                             13,748
                                                              -----------
      Total assets                                             41,101,055
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                               17,498
      Shareholder service fee                                       4,772
   Accrued expenses                                                37,180
                                                              -----------
      Total liabilities                                            59,450
                                                              -----------
NET ASSETS                                                    $41,041,605
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $42,295,116
   Accumulated undistributed net investment income                 63,118
   Accumulated net realized loss                               (7,470,322)
   Net unrealized appreciation                                  6,153,693
                                                              -----------
                                                              $41,041,605
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $41,041,605
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    3,895,058
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     10.54
                                                              ===========

18            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $276)               $  717,568
   Interest                                                       66,201
                                                              ----------
      Total income                                               783,769
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       221,127
   Audit fees                                                     32,353
   Custodian and transfer agent fees                              31,620
   Legal fees                                                      1,500
   Trustees fees (Note 2)                                            367
   Miscellaneous                                                   2,809
   Fees waived or borne by Manager (Note 2)                      (68,649)
                                                              ----------
                                                                 221,127
   Shareholder service fee (Note 2)
      Class III                                                   60,307
                                                              ----------
      Net expenses                                               281,434
                                                              ----------
         Net investment income                                   502,335
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (4,843,713)
      Closed futures contracts                                    13,699
                                                              ----------

         Net realized loss                                    (4,830,014)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                8,767,270
                                                              ----------

      Net realized and unrealized gain                         3,937,256
                                                              ----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $4,439,591
                                                              ==========

              See accompanying notes to the financial statements.             19

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              PERIOD FROM JUNE 1, 1999
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 28, 2001   THROUGH FEBRUARY 29, 2000
                                                         -----------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   502,335             $   289,774
   Net realized loss                                         (4,830,014)               (640,309)
   Change in net unrealized appreciation (depreciation)       8,767,270              (2,613,577)
                                                            -----------             -----------
   Net increase (decrease) in net assets from
    operations                                                4,439,591              (2,964,112)
                                                            -----------             -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (502,665)               (224,073)
                                                            -----------             -----------
      Total distributions from net investment income           (502,665)               (224,073)
                                                            -----------             -----------
   Net share transactions: (Note 5)
      Class III                                              (1,895,280)             42,188,144
                                                            -----------             -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                       (1,895,280)             42,188,144
                                                            -----------             -----------
      Total increase in net assets                            2,041,646              38,999,959
NET ASSETS:
   Beginning of period                                       38,999,959                      --
                                                            -----------             -----------
   End of period (including accumulated undistributed
    net investment income of $63,118 and $65,701,
    respectively)                                           $41,041,605             $38,999,959
                                                            ===========             ===========

20            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                 PERIOD FROM
                                                                                 JUNE 1, 1999
                                                                                (COMMENCEMENT
                                                            YEAR ENDED      OF OPERATIONS) THROUGH
                                                         FEBRUARY 28, 2001    FEBRUARY 29, 2000
                                                         -----------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  9.52              $ 10.00
                                                              -------              -------

Income from investment operations:
   Net investment income                                         0.12                 0.08
   Net realized and unrealized gain (loss)                       1.02                (0.50)
                                                              -------              -------

      Total from investment operations                           1.14                (0.42)
                                                              -------              -------

Less distributions to shareholders:
   From net investment income                                   (0.12)               (0.06)
                                                              -------              -------

      Total distributions                                       (0.12)               (0.06)
                                                              -------              -------
NET ASSET VALUE, END OF PERIOD                                $ 10.54              $  9.52
                                                              =======              =======
TOTAL RETURN(A)                                                 12.12%               (4.25)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $41,042              $39,000
   Net expenses to average daily net assets                      0.70%                0.70%*
   Net investment income to average daily net assets             1.25%                1.08%*
   Portfolio turnover rate                                        131%                  18%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share
     amounts:                                                 $  0.02              $  0.01
   Purchase and redemption fees consist of the
     following per share amounts:(b)                          $  0.01              $   N/A

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
(b) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
*    Annualized.
++   Not annualized.

              See accompanying notes to the financial statements.             21

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax Managed Small Companies Fund (the "Fund"), which commenced operations on June 1, 1999, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

      The Fund seeks to maximize after-tax total return through investment in a portfolio of common stocks of smaller companies principally traded in the U.S. The Fund's benchmark is the GMO Russell 2500 Index (After Tax).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2001 the Fund held no open future contracts.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2001 the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable countrys tax treaty with the United States.

      The Fund elected to defer to March 1, 2001 post October losses of $1,643,135.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $640,309 and $5,178,774 expiring in 2008 and 2009 respectively.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for redemptions in kind. Gains resulting from such in-kind transactions amounted to $2,002,252.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001 This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
              $(2,253)         $(1,999,999)      $2,002,252

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a purchase will not require a securities transaction. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the years ended February 29, 2000 and February 28, 2001, the Fund received $162,713 and $26,637 in purchase premiums, respectively. There is no premium for redemptions, reinvested distributions or in-kind transactions.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $367. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for year ended February 28, 2001, aggregated $51,059,840 and $51,432,711 respectively.

      At February 28, 2001the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $34,884,229       $7,020,057        $(874,468)       $6,145,589

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 68.1% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                Period from June 1, 1999
                                                                                    (commencement of
                                                             Year Ended               operations)
                                                          February 28, 2001    through February 29, 2000
                                                        ---------------------  --------------------------
                                                         Shares     Amount       Shares        Amount
                                                        --------  -----------  -----------  -------------
         Class III:
         Shares sold                                     529,865  $ 5,327,332   4,096,497    $42,171,883
         Shares issued to shareholders
           in reinvestment of distributions                5,639       56,395       1,677         16,261
         Shares repurchased                             (738,620)  (7,279,007)         --             --
                                                        --------  -----------   ---------    -----------
         Net increase (decrease)                        (203,116) $(1,895,280)  4,098,174    $42,188,144
                                                        ========  ===========   =========    ===========

      The Fund was formed with a taxable contribution of securities in-kind, which had a market value of $620,625 on the date of contribution.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED SMALL COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed U.S. Equities Fund returned -3.4% for the fiscal year ended February 28, 2001, as compared to -8.2% for the S&P 500 before taxes. On an after-tax basis*, the Fund returned -3.8% to the benchmark's -8.6% for the same period.

The Fund's outperformance of the benchmark for the period is attributed to both sector and stock selection. The Fund's value bias added significant value during the period as value stocks outperformed growth stocks by 8%, as represented by the Russell 1000 Value and Russell 1000 Growth Indices. Within sector selection, overweights in financial services and automotive and transportation stocks, which outperformed by 43% and 19%, respectively, added value, as did an underweight in technology, which underperformed by 41%. These three positions added nearly 5% to relative performance. Weaker selection amongst other sectors detracted from performance, so in combination sector selection added 3% to relative performance for the period.

Stock selection was positive within most sectors, especially financial services, utilities and consumer discretionary stocks. A notable exception to this trend was weak selection within technology stocks, which detracted 4% from relative performance. The poor performance is primarily attributed to overweight positions in well-known stocks such as 3Com and Oracle. Despite this, stock selection added almost 2% to relative performance.

Our intrinsic value stock selection model, which has a strong record of selecting relatively undervalued stocks outside traditional value filters, again added value in the current fiscal year. During the year, we also transitioned from our price to book stock selection strategy to a price to normalized earnings strategy, wherein stocks with low price to normalized earnings values are ranked highly. Normalizing earnings over several years allows us to calculate a better estimate of a company's ongoing earning power. Both price to book and price to normalized earnings added value to the Fund. As discussed last year, we also implemented a new, tax-aware price momentum strategy into the Fund. We expect the addition of this strategy will contribute positively to the Fund's long-term expected value added, although our price momentum strategies subtracted somewhat from performance this year.

-----------------
*After-tax returns are calculated assuming a 40% tax rate on ordinary income and short-term capital gain distributions and 20% tax rate long-term capital gain distributions. Returns also assume no redemption at the end of the period.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

We believe that our process of combining value and momentum disciplines in the Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the financial services and automotive/transportation sectors and underweight positions in the technology and consumer discretionary sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO TAX-MANAGED U.S. EQUITIES FUND CLASS III SHARES AND THE S&P 500 INDEX AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN*
                                 1 Year  5 Year  Since Inception
                                                         7/23/98
Class III                        -3.44%     n/a            8.73%

          GMO TAX-MANAGED U.S.  S&P 500
                Equities Fund*   Index*
7/23/98                $10,000  $10,000
9/30/98                 $9,510   $8,952
12/31/98               $10,960  $10,859
3/31/99                $10,970  $11,400
6/30/99                $11,991  $12,203
9/30/99                $11,069  $11,441
12/31/99               $12,819  $13,143
3/31/00                $13,675  $13,445
6/30/00                $13,090  $13,087
9/30/00                $13,831  $12,961
12/31/00               $13,230  $11,947
2/28/01                $12,437  $11,242

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective April 7, 2000, the Fund ceased charging a 14 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.
* Returns are before taxes.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMMON STOCKS -- 99.1%
               AEROSPACE -- 1.5%
          800  Boeing Co                                                        49,760
        1,500  Lockheed Martin Corp                                             56,190
          600  Northrop Grumman Corp                                            56,370
          200  Textron Inc                                                      10,596
                                                                        --------------
                                                                               172,916
                                                                        --------------
               AUTOMOTIVE -- 4.5%
        2,600  Delphi Automotive Systems*                                       36,478
          200  Eaton Corp                                                       14,230
        8,169  Ford Motor Co                                                   227,180
        2,941  General Motors Corp                                             156,814
        1,500  Genuine Parts Co                                                 40,440
        1,000  TRW Inc                                                          39,040
                                                                        --------------
                                                                               514,182
                                                                        --------------
               BANKING AND FINANCIAL SERVICES -- 18.6%
        4,100  Bank of America Corp                                            204,795
        3,200  Bank One Corp                                                   112,864
          900  Bear Stearns Cos Inc                                             46,962
        2,960  Citigroup Inc                                                   145,573
          500  Comerica Inc                                                     31,825
          500  Countrywide Credit Industries Inc                                22,115
        4,000  Fannie Mae                                                      318,800
        4,100  First Union Corp                                                132,717
        1,900  Fleet Boston Financial Corp                                      78,375
        1,000  Franklin Resources Inc                                           41,740
        2,400  Freddie Mac                                                     158,040
          700  Golden West Financial Corp                                       38,395
        1,700  Household International Inc                                      98,464
        3,110  J.P. Morgan Chase & Co                                          145,113
        1,400  Key Corp                                                         36,400
          600  Lehman Brothers Holding Inc                                      41,190
        1,000  MBNA Corp                                                        32,880
        1,400  Merrill Lynch                                                    83,860
          900  MGIC Investment Corp                                             52,155
        1,300  National City Corp                                               35,360
          500  PNC Bank Corp                                                    34,750
          900  Providian Financial Corp                                         45,009

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
          500  Summit Bancorp                                                   21,000
          600  UnionBanCal Corp                                                 15,972
        1,265  US Bancorp                                                       29,348
          400  Wachovia Corp                                                    25,256
        1,800  Washington Mutual Inc                                            92,466
                                                                        --------------
                                                                             2,121,424
                                                                        --------------
               CHEMICALS -- 2.4%
          700  Air Products and Chemicals                                       28,385
        1,283  Dow Chemical Co                                                  42,095
        1,200  Du Pont (E.I.) De Nemours                                        52,428
        1,000  PPG Industries Inc                                               51,100
        1,100  Praxair Inc                                                      49,060
          400  Rohm & Haas Co                                                   14,700
        1,500  Sherwin Williams Co                                              37,650
                                                                        --------------
                                                                               275,418
                                                                        --------------
               COMPUTER AND OFFICE EQUIPMENT -- 7.5%
        8,300  Cisco Systems Inc*                                              196,606
        3,800  Computer Associates International Inc                           118,522
        1,400  Dell Computer Corp*                                              30,625
        4,800  EMC Corp*                                                       190,848
        2,700  Gateway Inc*                                                     46,440
          400  Micron Technology Inc*                                           13,688
       12,800  Oracle Corp*                                                    243,200
        2,000  Xerox Corp                                                       12,080
                                                                        --------------
                                                                               852,009
                                                                        --------------
               CONSTRUCTION -- 0.3%
        1,000  Georgia-Pacific Group                                            30,010
                                                                        --------------
               CONSUMER GOODS -- 2.5%
        1,600  Eastman Kodak Co                                                 72,000
          400  Fortune Brands Inc                                               13,512
          600  Johnson Controls                                                 39,888
          700  Jones Apparel Group Inc*                                         26,880
        1,600  Newell Rubbermaid Inc                                            42,096
          300  Nike Inc, Class B                                                11,715

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               CONSUMER GOODS -- CONTINUED
        1,200  Procter and Gamble Co                                            84,600
                                                                        --------------
                                                                               290,691
                                                                        --------------
               ELECTRONIC EQUIPMENT -- 3.2%
        1,700  Altera Corp*                                                     39,312
          600  Applied Micro Circuits Corp*                                     16,050
          800  Ciena Corp*                                                      53,750
          300  Emerson Electric Co                                              20,070
        2,400  General Electric Co                                             111,600
          500  Juniper Networks Inc*                                            32,281
        1,500  Raytheon Co, Class B                                             49,815
          800  Scientific Atlanta Inc                                           37,520
                                                                        --------------
                                                                               360,398
                                                                        --------------
               FOOD AND BEVERAGE -- 2.3%
          500  Campbell Soup Co                                                 14,965
        1,400  Coca Cola Co                                                     74,242
        2,400  ConAgra Foods Inc                                                47,232
          300  General Mills Co                                                 13,455
          500  Kellogg Co                                                       13,295
        1,000  Pepsi Bottling Group Inc                                         40,350
          900  Pepsico Inc                                                      41,472
          800  Sara Lee Corp                                                    17,352
                                                                        --------------
                                                                               262,363
                                                                        --------------
               HEALTH CARE -- 3.4%
        4,400  Boston Scientific Corp*                                          72,556
          800  Cardinal Health Inc                                              81,200
          800  Forest Laboratories Inc*                                         55,624
        1,200  Health Management Associates Inc*                                20,760
          700  Johnson & Johnson                                                68,131
        1,200  Tenet Healthcare Corp                                            55,356
          300  Wellpoint Health Network*                                        29,655
                                                                        --------------
                                                                               383,282
                                                                        --------------
               INSURANCE -- 5.4%
        1,800  Aetna Inc*                                                       67,014
        2,900  Allstate Corp                                                   115,594

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
          450  AMBAC Inc                                                        25,380
          300  American General Corp                                            22,872
          500  American International Group Inc                                 40,900
          300  Cigna Corp                                                       32,901
          500  CNA Financial Corp*                                              18,905
          600  Hartford Financial Services Group Inc                            38,310
          600  Lincoln National Corp                                            26,322
          600  Loews Corp                                                       65,202
          600  MBIA Inc                                                         45,588
          700  Saint Paul Cos Inc                                               32,403
          400  Torchmark Corp                                                   13,912
          800  UnitedHealth Group Inc                                           47,384
        1,000  Unumprovident Corp                                               26,170
                                                                        --------------
                                                                               618,857
                                                                        --------------
               MACHINERY -- 1.7%
        1,300  Applied Materials Inc*                                           54,925
          600  Caterpillar Inc                                                  24,960
          800  Deere and Co                                                     32,560
        1,200  Ingersoll Rand Co                                                52,020
          600  Parker-Hannifin Corp                                             25,818
                                                                        --------------
                                                                               190,283
                                                                        --------------
               MANUFACTURING -- 0.9%
        1,300  Corning Inc                                                      35,230
          900  Illinois Tool Works Inc                                          54,495
          200  Rockwell International Corp                                       9,192
                                                                        --------------
                                                                                98,917
                                                                        --------------
               OIL AND GAS -- 3.7%
          700  Anadarko Petroleum Corp                                          43,750
        3,280  BP Amoco PLC ADR                                                162,688
          400  Burlington Resources Inc                                         17,976
          400  Enron Corp                                                       27,400
          900  EOG Resources Inc                                                39,240
          800  Exxon Mobil Corp                                                 64,840
          900  Kinder Morgan Inc                                                49,860

4             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               OIL AND GAS -- CONTINUED
          300  Nabors Industries Inc*                                           17,010
                                                                        --------------
                                                                               422,764
                                                                        --------------
               PAPER AND ALLIED PRODUCTS -- 0.2%
          500  Weyerhaeuser Co                                                  26,870
                                                                        --------------
               PHARMACEUTICALS -- 11.1%
        3,500  Abbott Laboratories                                             171,465
        1,300  Alza Corp*                                                       51,415
          500  American Home Products Corp                                      30,885
          700  Amgen Inc*                                                       50,444
        4,400  Bristol Myers Squibb Co                                         279,004
          800  Lilly (Eli) & Co                                                 63,568
          900  McKesson HBOC Inc                                                26,172
        2,000  Merck & Co Inc                                                  160,400
        4,350  Pfizer Inc                                                      195,750
        1,300  Pharmacia Corp                                                   67,210
        4,400  Schering Plough Corp                                            177,100
                                                                        --------------
                                                                             1,273,413
                                                                        --------------
               REFINING -- 1.0%
        1,400  Conoco Inc                                                       39,550
          600  Royal Dutch Petroleum Co                                         34,998
          900  Tosco Corp                                                       36,045
                                                                        --------------
                                                                               110,593
                                                                        --------------
               RETAIL TRADE -- 5.9%
        2,800  Albertsons Inc                                                   81,340
        1,700  Dollar General Corp                                              31,620
        1,400  Federated Department Stores Inc*                                 67,690
          300  Kohls Corp*                                                      19,773
        1,100  Kroger Co*                                                       26,664
        2,000  May Department Stores Co                                         79,180
        2,000  Safeway Inc*                                                    108,620
        2,200  Sears Roebuck & Co                                               90,310
        1,900  The Gap Inc                                                      51,756
          700  Toys R Us Inc*                                                   17,220
          800  Wal Mart Stores Inc                                              40,072

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
        1,400  Walgreen Co                                                      62,048
                                                                        --------------
                                                                               676,293
                                                                        --------------
               SERVICES -- 1.2%
          337  ANC Rental Corp*                                                  1,032
          300  Marriott International Inc, Class A                              12,804
          600  Paychex Inc                                                      23,963
        1,100  Robert Half International Inc*                                   26,466
        2,800  Waste Management Inc                                             71,036
                                                                        --------------
                                                                               135,301
                                                                        --------------
               TECHNOLOGY -- 6.4%
          900  BEA Systems Inc*                                                 34,538
          700  Brocade Communications Systems Inc*                              27,169
        2,700  Compaq Computer Corp                                             54,540
        4,000  Honeywell International Inc                                     186,840
          800  i2 Technologies Inc*                                             21,500
        6,400  Intel Corp                                                      182,800
        2,240  JDS Uniphase Corp*                                               59,920
          900  Microsoft Corp*                                                  53,100
        1,400  Network Appliance Inc*                                           41,650
          900  Peoplesoft Inc*                                                  29,025
          600  Siebel Systems Inc*                                              22,950
          300  Veritas Software Corp*                                           19,481
                                                                        --------------
                                                                               733,513
                                                                        --------------
               TELECOMMUNICATIONS -- 6.4%
        6,800  AT & T Corp                                                     156,400
        1,600  Bellsouth Corp                                                   67,136
          121  McDATA Corp*                                                      2,163
        2,000  Nortel Networks Corp                                             36,980
        4,426  SBC Communications Inc                                          211,120
          900  Sprint Corp (PCS Group)*                                         22,662
        3,842  Verizon Communications                                          190,179
        2,800  WorldCom Inc*                                                    46,550
                                                                        --------------
                                                                               733,190
                                                                        --------------

              See accompanying notes to the financial statements.
6

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               TOBACCO -- 2.0%
        4,700  Philip Morris Cos Inc                                           226,446
                                                                        --------------
               TRANSPORTATION -- 2.2%
        1,200  AMR Corp*                                                        39,900
        2,500  Burlington Northern Santa Fe Railroad Co                         75,025
        1,400  CSX Corp                                                         46,816
          900  Delta Air Lines Inc                                              37,908
        1,500  Norfolk Southern Corp                                            27,135
          500  Union Pacific Corp                                               27,470
                                                                        --------------
                                                                               254,254
                                                                        --------------
               UTILITIES -- 4.8%
          300  AES Corp*                                                        16,191
          300  Ameren Corp                                                      12,651
          460  American Electric Power Inc                                      21,868
          400  Calpine Corp*                                                    17,796
          600  Cinergy Corp                                                     19,578
          500  Consolidated Edison Inc                                          18,435
          200  Constellation Energy Group Inc                                    8,540
          300  Dominion Resources Inc                                           19,668
          500  DTE Energy Co                                                    18,155
        1,100  Duke Power Co                                                    44,825
          800  Dynegy Inc                                                       37,600
        1,400  Edison International                                             20,860
          369  El Paso Corp                                                     25,941
          400  Entergy Corp                                                     15,532
          400  Exelon Corp                                                      26,148
          600  Firstenergy Corp                                                 16,902
          400  FPL Group Inc                                                    26,020
          600  General Public Utilities Inc                                     18,594
        1,400  PG & E Corp                                                      19,544
          400  Progress Energy Inc                                              17,304
          400  Public Service Enterprise Group Inc                              17,924
          700  Reliant Energy Inc                                               29,407
          700  Sempra Energy                                                    15,645
          900  Southern Co                                                      27,855
          700  TXU Corp                                                         28,868

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
          310  Xcel Energy Inc                                                   8,742
                                                                        --------------
                                                                               550,593
                                                                        --------------

               TOTAL COMMON STOCKS (COST $11,025,888)                       11,313,980
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 1.0%
               REPURCHASE AGREEMENT -- 1.0%
$     110,208  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of $110,222
               and an effective yield of 4.45%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/21 and market value, including
               accrued interest, of $119,308.                                  110,208
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $110,208)                    110,208
                                                                        --------------
               TOTAL INVESTMENTS -- 100.1%
               (Cost $11,136,096)                                           11,424,188

               Other Assets and Liabilities (net) -- (0.1%)                     (6,245)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $   11,417,943
                                                                        ==============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt

*    Non-income producing security.

8             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $11,136,096) (Note 1)          $11,424,188
   Dividends and interest receivable                               21,766
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              9,472
                                                              -----------
      Total assets                                             11,455,426
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                2,906
      Shareholder service fee                                       1,321
   Accrued expenses                                                33,256
                                                              -----------
      Total liabilities                                            37,483
                                                              -----------
NET ASSETS                                                    $11,417,943
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $11,577,468
   Accumulated undistributed net investment income                 29,174
   Accumulated net realized loss                                 (476,791)
   Net unrealized appreciation                                    288,092
                                                              -----------
                                                              $11,417,943
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $11,417,943
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                      945,581
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     12.08
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $765)               $  154,659
   Interest                                                       10,381
                                                              ----------
      Total income                                               165,040
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        32,711
   Audit fees                                                     33,624
   Custodian and transfer agent fees                              17,658
   Legal fees                                                        276
   Registration fees                                                 245
   Trustees fees (Note 2)                                             91
   Miscellaneous                                                   1,723
   Fees waived or borne by Manager (Note 2)                      (53,617)
                                                              ----------
                                                                  32,711
   Shareholder service fee (Note 2)
      Class III                                                   14,869
                                                              ----------
      Net expenses                                                47,580
                                                              ----------
         Net investment income                                   117,460
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain on investments                            1,138,944
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                               (1,712,803)
                                                              ----------

      Net realized and unrealized gain (loss)                   (573,859)
                                                              ----------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ (456,399)
                                                              ==========

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   117,460        $   123,603
   Net realized gain (loss)                                   1,138,944           (183,244)
   Change in net unrealized appreciation (depreciation)      (1,712,803)         2,070,332
                                                            -----------        -----------
   Net increase (decrease) in net assets from
    operations                                                 (456,399)         2,010,691
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (100,161)          (122,085)
                                                            -----------        -----------
      Total distributions from net investment income           (100,161)          (122,085)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                              (1,300,592)         3,270,972
                                                            -----------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                       (1,300,592)         3,270,972
                                                            -----------        -----------
      Total increase (decrease) in net assets                (1,857,152)         5,159,578
NET ASSETS:
   Beginning of period                                       13,275,095          8,115,517
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $29,174 and $11,954,
    respectively)                                           $11,417,943        $13,275,095
                                                            ===========        ===========

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                                    ---------------------------
                                                     2001     2000      1999*
                                                    -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.64  $ 10.67   $ 10.00
                                                    -------  -------   -------

Income from investment operations:
   Net investment income                               0.15+    0.13      0.09
   Net realized and unrealized gain (loss)            (0.57)    1.97      0.65
                                                    -------  -------   -------

      Total from investment operations                (0.42)    2.10      0.74
                                                    -------  -------   -------

Less distributions to shareholders:
   From net investment income                         (0.14)   (0.13)    (0.07)
                                                    -------  -------   -------

      Total distributions                             (0.14)   (0.13)    (0.07)
                                                    -------  -------   -------
NET ASSET VALUE, END OF PERIOD                      $ 12.08  $ 12.64   $ 10.67
                                                    =======  =======   =======
TOTAL RETURN(A)                                       (3.44)%   19.83%     7.48%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $11,418  $13,275   $ 8,116
   Net expenses to average daily net assets            0.48%    0.48%     0.48%**
   Net investment income to average daily net
     assets                                            1.18%    1.11%     1.30%**
   Portfolio turnover rate                              161%      19%       33%
   Fees and expenses voluntarily waived or borne
     by the Manager consisted of the following per
     share amounts:                                 $  0.07  $  0.05   $  0.10

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
* Period from July 23, 1998 (commencement of operations) through February 28, 1999.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax-Managed U.S. Equities Fund (the "Fund"), which commenced operations on July 23, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high after-tax total return primarily through investment in U.S. equity securities. The Fund's benchmark is the GMO S&P 500 (After
      Tax).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2001, the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2001, there were no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund elected to defer to March 1, 2001 post October losses of $442,998.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $24,242 expiring in 2008.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for redemptions-in-kind. Gains resulting from such in-kind transactions amounted to $1,433,652.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
               $(79)           $(1,433,573)      $1,433,652

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the fund no longer charges a premium on cash purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $4,500 in purchase premiums. For the period March 1, 2000, through October 13, 2000, the Fund received no purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $91. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $15,965,620 and $16,717,123 respectively.

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $11,145,647       $1,079,362        $(800,821)        $278,541

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 98.5% of the outstanding shares of the Fund were held by 4 shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended              Year Ended
                                                           February 28, 2001      February 29, 2000
                                                        -----------------------  --------------------
                                                          Shares      Amount      Shares     Amount
         Class III:                                     ----------  -----------  --------  ----------
         Shares sold                                       319,352  $ 4,100,000   284,602  $3,214,362
         Shares issued to shareholders
           in reinvestment of distributions                  1,007       13,445     4,942      56,610
         Shares repurchased                               (424,895)  (5,414,037)       --          --
                                                        ----------  -----------  --------  ----------
         Net increase (decrease)                          (104,536) $(1,300,592)  289,544  $3,270,972
                                                        ==========  ===========  ========  ==========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED U.S. EQUITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2001 and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Sector Fund returned 10.1% for the fiscal year ended February 28, 2001, as compared to -8.2% for its S&P 500 benchmark. The GMO U.S. Sector Fund currently invests in the GMO U.S. Core Fund, the GMO Small Cap Value Fund and the GMO REIT Fund.

The Fund's outperformance relative to the S&P 500 for the fiscal year was due to allocation in favor of small cap value stocks and REITs, and to strong portfolio implementation. In a year that witnessed the beginning of mean reverting behavior by large stocks, Small Cap Value stocks outperformed all other segments of the market. The benchmark for the Small Cap Value Fund, the Russell 2500 Value Index, outperformed the S&P 500 by a sizeable 32.8%. The positive impact of the decision to overweight Small Cap Value was augmented by the overweight in REITs, whose Morgan Stanley REIT Index benchmark rose by 26.4% for the fiscal year, outperforming the S&P 500 by 34.6%.

Implementation within the Fund also added substantially to performance. Both the U.S. Core and REIT Funds outperformed their benchmarks, by 9.0% and 4.5% respectively. This was partly offset by the Small Cap Value Fund underperforming its benchmark by 3.5%. The Funds' bias toward value stocks added to performance in a market where spreads between value and growth became large and positive.

OUTLOOK

Value stocks, particularly small cap value stocks and REITs, remain attractively valued. We expect the Fund to benefit from an ongoing but bumpy recovery in these sectors of the market. Our style, which combines value and momentum disciplines, is well suited to the anticipated choppy, but value-driven market environment.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO U.S. SECTOR FUND CLASS III SHARES AND THE S&P 500 INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  Since Inception
                                                       12/31/92
Class III                       10.14%  15.06%           16.93%

           GMO U.S.    S&P 500
          Sector Fund    Index
12/31/92      $10,000  $10,000
3/31/93       $10,649  $10,437
6/30/93       $10,900  $10,488
9/30/93       $11,470  $10,758
12/31/93      $11,688  $11,008
3/31/94       $11,455  $10,590
6/30/94       $11,436  $10,634
9/30/94       $11,943  $11,154
12/31/94      $12,071  $11,153
3/31/95       $13,170  $12,239
6/30/95       $14,619  $13,407
9/30/95       $16,204  $14,472
12/31/95      $17,283  $15,344
3/31/96       $17,883  $16,167
6/30/96       $18,493  $16,893
9/30/96       $19,007  $17,415
12/31/96      $20,434  $18,867
3/31/97       $20,896  $19,373
6/30/97       $23,447  $22,755
9/30/97       $26,197  $24,459
12/31/97      $26,286  $25,161
3/31/98       $29,029  $28,670
6/30/98       $28,899  $29,617
9/30/98       $25,280  $26,671
12/31/98      $29,347  $32,351
3/31/99       $29,409  $33,963
6/30/99       $32,201  $36,357
9/30/99       $29,843  $34,086
12/31/99      $33,546  $39,157
3/31/00       $35,051  $40,055
6/30/00       $34,378  $38,991
9/30/00       $36,496  $38,613
12/31/00      $36,847  $35,592
2/28/01       $35,865  $33,494

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 27 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                              VALUE ($)
---------------------------------------------------------------------------------
               MUTUAL FUNDS -- 103.7%
        3,863  GMO REIT Fund                                               39,826
        3,753  GMO Small Cap Value Fund                                    52,024
       12,235  GMO U.S. Core Fund                                         170,673
                                                                        ---------
               TOTAL MUTUAL FUNDS (COST $288,190)                         262,523
                                                                        ---------
               SHORT-TERM INVESTMENTS -- 1.3%
               REPURCHASE AGREEMENT -- 1.3%
$       3,389  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of $3,389
               and an effective yield of 4.45%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/21, and a market value, including
               accrued interest, of $13,256.                                3,389
                                                                        ---------

               TOTAL SHORT-TERM INVESTMENTS (COST $3,389)                   3,389
                                                                        ---------
               TOTAL INVESTMENTS -- 105.0%
               (Cost $291,579)                                            265,912

               Other Assets and Liabilities (net) -- (5.0%)               (12,670)
                                                                        ---------
               TOTAL NET ASSETS -- 100.0%                               $ 253,242
                                                                        =========

              See accompanying notes to the financial statements.              1

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $291,579) (Note 1)             $265,912
   Receivable for expenses waived or borne by Manager (Note
    2)                                                           3,276
                                                              --------
      Total assets                                             269,188
                                                              --------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                66
   Accrued expenses                                             15,880
                                                              --------
      Total liabilities                                         15,946
                                                              --------
NET ASSETS                                                    $253,242
                                                              ========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $458,975
   Accumulated undistributed net investment income               7,665
   Accumulated net realized loss                              (187,731)
   Net unrealized depreciation                                 (25,667)
                                                              --------
                                                              $253,242
                                                              ========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $253,242
                                                              ========

SHARES OUTSTANDING:
   Class III                                                    49,529
                                                              ========

NET ASSET VALUE PER SHARE:
   Class III                                                  $   5.11
                                                              ========

2             See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 20,457
   Interest                                                        343
                                                              --------
      Total income                                              20,800
                                                              --------
EXPENSES:
   Management fee (Note 2)                                       2,537
   Audit fees                                                   19,314
   Custodian and transfer agent fees                             1,433
   Miscellaneous                                                   182
   Fees waived or borne by Manager (Note 2)                    (23,466)
                                                              --------
      Net expenses                                                  --
                                                              --------
         Net investment income                                  20,800
                                                              --------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (160,004)
      Realized gain distributions from investment company
      shares                                                   124,076
                                                              --------

         Net realized loss                                     (35,928)
                                                              --------

   Change in net unrealized appreciation (depreciation) on
    investments                                                152,504
                                                              --------

      Net realized and unrealized gain                         116,576
                                                              --------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $137,376
                                                              ========

              See accompanying notes to the financial statements.              3

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $    20,800       $    259,544
   Net realized gain (loss)                                     (35,928)         1,072,292
   Change in net unrealized appreciation (depreciation)         152,504          1,162,450
                                                            -----------       ------------
   Net increase in net assets from operations                   137,376          2,494,286
                                                            -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                 (20,800)          (259,544)
                                                            -----------       ------------
      Total distributions from net investment income            (20,800)          (259,544)
                                                            -----------       ------------
   In excess of net investment income
      Class III                                                 (32,683)          (429,148)
                                                            -----------       ------------
      Total distributions in excess of net investment
       income                                                   (32,683)          (429,148)
                                                            -----------       ------------
   Net realized gains
      Class III                                                 (15,857)          (601,330)
                                                            -----------       ------------
      Total distributions from net realized gains               (15,857)          (601,330)
                                                            -----------       ------------
   In excess of net realized gains
      Class III                                                    (156)                --
                                                            -----------       ------------
      Total distributions in excess of net realized
       gains                                                       (156)                --
                                                            -----------       ------------
                                                                (69,496)        (1,290,022)
                                                            -----------       ------------
   Net share transactions: (Note 5)
      Class III                                              (1,417,130)       (16,431,774)
                                                            -----------       ------------
   Decrease in net assets resulting from net share
    transactions                                             (1,417,130)       (16,431,774)
                                                            -----------       ------------
      Total decrease in net assets                           (1,349,250)       (15,227,510)
NET ASSETS:
   Beginning of period                                        1,602,492         16,830,002
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $7,665 and $0,
    respectively)                                           $   253,242       $  1,602,492
                                                            ===========       ============

4             See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------
                                           2001    2000    1999     1998      1997
                                          ------  ------  -------  -------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 4.84  $ 4.63  $  8.53  $ 13.03  $  13.63
                                          ------  ------  -------  -------  --------
Income from investment operations:
   Net investment income(a)                 0.14+   0.09+    0.10+    0.29+     0.26
                                          ------  ------  -------  -------  --------
   Net realized and unrealized gain         0.35    0.54     0.27     2.61      2.20
                                          ------  ------  -------  -------  --------

      Total from investment operations      0.49    0.63     0.37     2.90      2.46
                                          ------  ------  -------  -------  --------

Less distributions to shareholders:
   From net investment income              (0.07)++  (0.09)   (0.10)   (0.40)    (0.22)
   In excess of net investment income      (0.10)++  (0.14)   (0.15)   (0.01)       --
   From net realized gains                 (0.05)  (0.19)   (3.75)   (6.99)    (2.84)
   In excess of net realized gains            --(d)     --   (0.27)      --       --
                                          ------  ------  -------  -------  --------

      Total distributions                  (0.22)  (0.42)   (4.27)   (7.40)    (3.06)
                                          ------  ------  -------  -------  --------
NET ASSET VALUE, END OF PERIOD            $ 5.11  $ 4.84  $  4.63  $  8.53  $  13.03
                                          ======  ======  =======  =======  ========
TOTAL RETURN(B)                            10.14%  13.35%    3.13%   29.61%    20.88%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $  253  $1,602  $16,830  $70,823  $226,711
   Net expenses to average daily net
     assets(c)                              0.00%   0.00%    0.00%    0.27%     0.48%
   Net investment income to average
     daily net assets(a)                    2.71%   1.85%    1.51%    2.53%     1.99%
   Portfolio turnover rate                    35%     22%      16%     150%      104%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $ 0.16  $ 0.03  $  0.04  $  0.04  $   0.02

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) On April 20, 1997, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its voluntary expense waiver. Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(d)  The per share distributions in excess of net realized gains was $0.0005.
+    Computed using average shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the aggregated distributions for the year ended February 28, 2001 due to the timing of purchases and redemptions of Fund shares in relation to the declaration of distributions to shareholders.

              See accompanying notes to the financial statements.              5

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Sector Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than that of the S&P 500 through investment in common stocks, either directly or through investment in Class III shares of other Funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Funds financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying Funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $146,994 expiring in 2009.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. This difference is primarily due to the classification of distributions from REIT securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
              $40,348           $(40,348)        $       --

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying Funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2.)

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a premium on cash purchases of Fund shares and will no longer charge a redemption fee in connection with the sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .27% of the amount invested. In the case of cash redemptions, the fee was .18% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period March 1, 2000 to October 13, 2000, the Fund received $0 and $375 in purchase premiums respectively and $12,587 and $2,625 in redemption fees respectively. There is no premium for reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying Fund being offered. Like the management fee (as described below), the shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees and the following expenses: brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fee and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly to the extent they exceed .33%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed .33% of the Fund's average daily net assets. For the year ended February 28, 2001, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .36% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $0. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $276,127 and $1,615,013, respectively.

      At February 28, 2001the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
            $332,316         $10,165           $(76,569)        $(66,404)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 100% of the outstanding shares of the Fund were held by one shareholder who is an affiliate of the Manager.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended               Year Ended
                                                          February 28, 2001         February 29, 2000
                                                        ----------------------  -------------------------
                                                         Shares      Amount       Shares        Amount
                                                        ---------  -----------  -----------  ------------
         Class III:
         Shares sold                                       49,529  $   250,000           --  $         --
         Shares issued to shareholders
           in reinvestment of distributions                13,844       69,496      184,352       932,337
         Shares repurchased                              (344,772)  (1,736,626)  (3,489,575)  (17,364,111)
                                                        ---------  -----------  -----------  ------------
         Net decrease                                    (281,399) $(1,417,130)  (3,305,223) $(16,431,774)
                                                        =========  ===========  ===========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. SECTOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund ("the Fund") ( a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 15% of distributions as net capital gain dividends.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Growth Fund returned -25.8% for the fiscal year ended February 28, 2001, as compared to -31.1% for the Russell 1000 Growth Index and -8.2% for the S&P 500.

For the fiscal year, growth stocks underperformed value stocks across all market capitalization bands. Large cap growth stocks underperformed large cap value stocks by almost 50% and small cap growth stocks underperformed small cap value stocks by an even wider margin. While in prior years growth stocks had been exceptionally strong performers, investor sentiment towards these issues turned sharply negative during the year. Technology and particularly Internet stocks were especially hard hit, as earnings forecasts declined in the wake of the economic slowdown. The top performing sectors in the Russell 1000 Growth Index were energy, integrated oils, consumer staples and health care. Technology and telephone utilities sectors were the weakest performers, posting returns of -52% and -54%, respectively.

Although the Fund's overweight positions in strong performing sectors, such as financial services, health care and consumer staples sectors added value, sector selection hurt performance. The Fund's overweight position in telephone utilities detracted from performance. Underweight positions in energy and multi-industry stocks, strong performing sectors, also detracted from performance.

The Fund's outperformance was attributable to strong stock selection. Selection was particularly good among utility, technology, consumer staples and consumer discretionary stocks. These gains were partially offset by weak selection among health care stocks.

The GMO Growth Fund selects stocks based on three disciplines: intrinsic value, price momentum and earnings surprise. We purchase stocks that are highly ranked on each of these measures. For the fiscal year, intrinsic value and momentum stock selection disciplines outperformed the benchmark, while the earnings surprise discipline underperformed.

OUTLOOK

We have reduced exposure to technology stocks in the portfolio. Nevertheless, the Fund continues to hold significant exposure to technology stocks (38%), which is consistent with the weight in the index. We are increasing the Fund's exposure to the health care sector. We manage the portfolio by combining value and momentum disciplines. This technique has proven to be an effective method for adding value relative to the benchmark in the long term.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO GROWTH FUND CLASS III SHARES AND THE RUSSELL 1000 GROWTH INDEX AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  10 Year
Class III                      -25.76%  17.05%   15.87%

          GMO GROWTH  RUSSELL 1000
                Fund  Growth Index
2/28/91      $10,000       $10,000
3/31/91      $10,426       $10,394
6/30/91      $10,116       $10,294
9/30/91      $10,684       $11,015
12/31/91     $12,253       $12,443
3/31/92      $11,591       $11,831
6/30/92      $11,362       $11,702
9/30/92      $12,030       $12,213
12/31/92     $12,768       $13,064
3/31/93      $12,824       $12,953
6/30/93      $12,425       $12,752
9/30/93      $12,767       $12,942
12/31/93     $13,356       $13,440
3/31/94      $12,382       $12,847
6/30/94      $12,509       $12,714
9/30/94      $13,523       $13,692
12/31/94     $13,582       $13,792
3/31/95      $14,879       $15,105
6/30/95      $16,228       $16,589
9/30/95      $18,019       $18,095
12/31/95     $18,994       $18,919
3/31/96      $19,803       $19,935
6/30/96      $21,214       $21,203
9/30/96      $21,807       $21,967
12/31/96     $22,868       $23,294
3/31/97      $23,008       $23,419
6/30/97      $26,911       $27,848
9/30/97      $30,515       $29,941
12/31/97     $29,581       $30,396
3/31/98      $34,022       $35,001
6/30/98      $35,280       $36,590
9/30/98      $31,864       $33,266
12/31/98     $40,614       $42,161
3/31/99      $42,963       $44,841
6/30/99      $45,863       $46,567
9/30/99      $44,568       $44,861
12/31/99     $56,469       $56,141
3/31/00      $62,770       $60,141
6/30/00      $61,855       $58,518
9/30/00      $61,619       $55,370
12/31/00     $49,574       $43,551
2/28/01      $43,689       $38,656

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective April 7, 2000, the fund ceased charging a 14 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.6%
               AEROSPACE -- 0.1%
        1,300  Northrop Grumman Corp                                          122,135
                                                                        -------------
               AUTOMOTIVE -- 0.7%
       14,600  Autonation Inc*                                                121,180
        5,100  Ford Motor Co                                                  141,831
       10,900  General Motors Corp                                            581,188
                                                                        -------------
                                                                              844,199
                                                                        -------------
               BANKING AND FINANCIAL SERVICES -- 5.1%
        3,686  Bear Stearns Cos Inc                                           192,335
        6,300  Capital One Financial Corp                                     348,075
       59,800  Charles Schwab & Co Inc                                      1,249,820
        1,500  Edwards (AG) Inc                                                58,305
        7,400  Fannie Mae                                                     589,780
        7,350  Federated Investors Inc                                        198,450
        6,400  Franklin Resources Inc                                         267,136
       19,800  MBNA Corp                                                      651,024
        4,000  MGIC Investment Corp                                           231,800
       31,700  Providian Financial Corp                                     1,585,317
       14,250  Waddell and Reed Financial Inc, Class A                        437,760
                                                                        -------------
                                                                            5,809,802
                                                                        -------------
               CHEMICALS -- 0.0%
          600  PPG Industries Inc                                              30,660
          300  Praxair Inc                                                     13,380
                                                                        -------------
                                                                               44,040
                                                                        -------------
               COMPUTER AND OFFICE EQUIPMENT -- 14.4%
       98,800  Cisco Systems Inc*                                           2,340,325
       60,200  Computer Associates International Inc                        1,877,638
        2,800  Comverse Technology Inc*                                       209,825
       17,200  Concord EFS Inc*                                               795,500
        2,900  Dell Computer Corp*                                             63,437
       51,900  EMC Corp*                                                    2,063,544
          300  Extreme Networks Inc*                                            6,783
       22,000  Gateway Inc*                                                   378,400
        4,900  IBM Corp                                                       489,510

              See accompanying notes to the financial statements.              1

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMPUTER AND OFFICE EQUIPMENT -- CONTINUED
       16,200  Micron Technology Inc*                                         554,364
      276,900  Oracle Corp*                                                 5,261,100
        4,800  Palm Inc*                                                       83,400
       17,000  Rational Software Corp*                                        593,937
       80,200  Sun Microsystems Inc*                                        1,593,975
        5,400  Symbol Technologies Inc                                        250,290
                                                                        -------------
                                                                           16,562,028
                                                                        -------------
               CONSTRUCTION -- 1.0%
        3,500  Centex Corp                                                    144,060
       22,350  Home Depot Inc                                                 949,875
                                                                        -------------
                                                                            1,093,935
                                                                        -------------
               CONSUMER GOODS -- 0.3%
        8,800  Jones Apparel Group Inc*                                       337,920
        2,200  Procurenet(a)*                                                       0
                                                                        -------------
                                                                              337,920
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 9.0%
        4,900  3 Com Corp*                                                     44,712
       53,300  ADC Telecommunications Inc*                                    592,962
       16,200  Altera Corp*                                                   374,625
       30,700  American Power Conversion Corp*                                374,156
        2,200  Amphenol Corp, Class A*                                         78,540
        2,400  Analog Devices Inc*                                             89,520
        9,400  Applied Micro Circuits Corp*                                   251,450
        4,500  Broadcom Corp, Class A*                                        221,625
       10,500  Ciena Corp*                                                    705,469
        9,300  Fairchild Semiconductor Corp, Class A*                         136,617
       68,500  General Electric Co                                          3,185,250
        1,100  Globespan Inc*                                                  22,000
        4,500  Jabil Circuit Inc*                                             101,160
       12,800  Juniper Networks Inc*                                          826,400
        9,400  Kemet Corp*                                                    158,108
       11,900  Linear Technology Corp                                         471,538
        1,400  Maxim Integrated Products Inc*                                  64,575
           75  Microchip Technology Inc*                                        1,791
        8,000  PMC-Sierra Inc*                                                268,000
        3,900  Qualcomm Inc*                                                  213,769

2             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT -- CONTINUED
        1,600  Raytheon Co, Class B                                            53,136
       25,800  Sanmina Corp*                                                  769,163
       16,400  Scientific Atlanta Inc                                         769,160
        4,000  Tellabs Inc*                                                   174,250
        4,500  Texas Instruments Inc                                          132,975
        5,500  Vitesse Semiconductor Corp*                                    216,906
                                                                        -------------
                                                                           10,297,857
                                                                        -------------
               ENTERTAINMENT & LEISURE -- 0.3%
       12,400  Fox Entertainment Group Inc, Class A*                          296,360
                                                                        -------------
               FOOD AND BEVERAGE -- 0.5%
        5,300  Coca Cola Co                                                   281,059
        6,600  Pepsi Bottling Group Inc                                       266,310
                                                                        -------------
                                                                              547,369
                                                                        -------------
               HEALTH CARE -- 4.8%
       30,300  Boston Scientific Corp*                                        499,647
       16,700  Cardinal Health Inc                                          1,695,050
       19,500  Forest Laboratories Inc*                                     1,355,835
       43,300  Health Management Associates Inc*                              749,090
          500  Laboratory Corp of America Holdings*                            80,250
        4,400  Quest Diagnostics Inc*                                         463,760
        8,600  Stryker Corp                                                   482,890
        2,400  Universal Health Services, Class B*                            215,400
                                                                        -------------
                                                                            5,541,922
                                                                        -------------
               INSURANCE -- 0.7%
        5,100  Aetna Inc*                                                     189,873
        3,400  Allstate Corp                                                  135,524
        3,400  Conseco Inc                                                     47,668
        1,000  Everest Re Group Ltd                                            63,250
        6,900  Health Net Inc*                                                151,593
        1,400  Loews Corp                                                     152,138
          400  MBIA Inc                                                        30,392
                                                                        -------------
                                                                              770,438
                                                                        -------------

              See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MACHINERY -- 0.7%
       19,300  Applied Materials Inc*                                         815,425
                                                                        -------------
               MANUFACTURING -- 2.4%
       56,300  Corning Inc                                                  1,525,730
       18,300  International Game Technology*                                 988,200
        3,000  Millipore Corp                                                 157,500
        6,800  Owens Illinois Inc*                                             53,380
                                                                        -------------
                                                                            2,724,810
                                                                        -------------
               OIL AND GAS -- 0.5%
        2,500  Anadarko Petroleum Corp                                        156,250
        1,200  BJ Services Co*                                                 91,200
        8,600  EOG Resources Inc                                              374,960
                                                                        -------------
                                                                              622,410
                                                                        -------------
               PHARMACEUTICALS -- 19.7%
       12,708  Abbott Laboratories                                            622,565
        6,000  Allergan Inc                                                   521,700
       25,200  Alza Corp*                                                     996,660
        8,800  American Home Products Corp                                    543,576
        2,900  Barr Laboratories Inc*                                         161,240
       66,000  Bristol Myers Squibb Co                                      4,185,060
       16,500  IMS Health Inc                                                 443,850
       20,500  Ivax Corp*                                                     768,750
       25,900  Lilly (Eli) & Co                                             2,058,014
       13,500  Merck & Co Inc                                               1,082,700
        9,100  Millennium Pharmaceuticals Inc*                                307,125
      123,036  Pfizer Inc                                                   5,536,620
       44,800  Pharmacia Corp                                               2,316,160
       77,700  Schering Plough Corp                                         3,127,425
                                                                        -------------
                                                                           22,671,445
                                                                        -------------
               PRIMARY MATERIALS -- 0.3%
        9,600  Sealed Air Corp*                                               375,840
                                                                        -------------
               PRIMARY PROCESSING -- 0.1%
        4,500  Precision Castparts Corp                                       173,475
                                                                        -------------

              See accompanying notes to the financial statements.
4

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               RETAIL TRADE -- 6.7%
        3,942  Albertsons Inc                                                 114,515
        4,600  Autozone Inc*                                                  116,196
       35,300  Dollar General Corp                                            656,580
       14,100  Family Dollar Stores Inc                                       370,266
       49,700  Intimate Brands Inc                                            785,260
        9,500  Kohls Corp*                                                    626,145
       10,500  Kroger Co*                                                     254,520
       17,626  Safeway Inc*                                                   957,268
        3,000  Sears Roebuck & Co                                             123,150
        3,600  Starbucks Corp*                                                171,450
       52,800  The Gap Inc                                                  1,438,272
       22,700  Wal Mart Stores Inc                                          1,137,043
       20,300  Walgreen Co                                                    899,696
                                                                        -------------
                                                                            7,650,361
                                                                        -------------
               SERVICES -- 3.0%
        8,800  Catalina Marketing Corp*                                       293,040
       18,300  Ceridian Corp*                                                 370,209
       10,600  Cintas Corp                                                    381,765
        5,400  Convergys Corp*                                                228,744
        6,200  Devry Inc*                                                     224,688
       20,300  Equifax Inc                                                    615,293
       15,700  Paychex Inc                                                    627,019
       21,500  Robert Half International Inc*                                 517,290
        3,535  VeriSign Inc*                                                  169,570
                                                                        -------------
                                                                            3,427,618
                                                                        -------------
               TECHNOLOGY -- 17.3%
          300  Adobe Systems Inc                                                8,719
       38,200  AOL Time Warner Inc*                                         1,681,946
        5,000  Ariba Inc*                                                      82,500
       12,200  BEA Systems Inc*                                               468,175
       39,500  BMC Software Inc*                                            1,189,938
       18,100  Brocade Communications Systems Inc*                            702,506
        6,300  Compuware Corp*                                                 64,969
        1,600  Exodus Communications Inc*                                      23,400
       25,600  Honeywell International Inc                                  1,195,776
       11,500  i2 Technologies Inc*                                           309,063
      173,908  Intel Corp                                                   4,967,247

              See accompanying notes to the financial statements.              5

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
       44,308  JDS Uniphase Corp*                                           1,185,239
      104,000  Microsoft Corp*                                              6,136,000
       10,100  Network Appliance Inc*                                         300,475
       15,000  Siebel Systems Inc*                                            573,750
        8,800  Tibco Software Inc*                                            118,800
        7,600  Veritas Software Corp*                                         493,525
        3,500  Waters Corp*                                                   230,510
        7,700  Yahoo! Inc*                                                    183,356
                                                                        -------------
                                                                           19,915,894
                                                                        -------------
               TELECOMMUNICATIONS -- 2.4%
       40,200  AT & T Corp                                                    924,600
       18,900  Mastec Inc*                                                    283,122
        1,910  McDATA Corp*                                                    34,141
        7,700  Metromedia Fiber Network Inc*                                   73,150
        6,300  Nextel Communications Inc, Class A*                            151,594
        4,200  Openwave Systems Inc*                                          154,744
        1,600  Redback Networks Inc*                                           49,375
       10,700  SBC Communications Inc                                         510,390
        8,600  Sprint Corp (PCS Group)*                                       216,548
        6,672  Verizon Communications                                         330,264
                                                                        -------------
                                                                            2,727,928
                                                                        -------------
               TOBACCO -- 3.2%
       76,384  Philip Morris Cos Inc                                        3,680,181
                                                                        -------------
               TRANSPORTATION -- 0.2%
        7,900  Burlington Northern Santa Fe Railroad Co                       237,079
        1,100  CSX Corp                                                        36,784
                                                                        -------------
                                                                              273,863
                                                                        -------------
               UTILITIES -- 1.2%
       21,500  Calpine Corp*                                                  956,535
       10,000  Dynegy Inc                                                     470,000
                                                                        -------------
                                                                            1,426,535
                                                                        -------------

               TOTAL COMMON STOCKS (COST $126,324,225)                    108,753,790
                                                                        -------------

              See accompanying notes to the financial statements.
6

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 13.1%
               CASH EQUIVALENTS -- 7.6%
$   1,639,107  FleetBoston Time Deposit, 5.66%, due 4/30/01(b)              1,639,107
$     572,123  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 5.52%, due 3/06/01(b)                                        572,123
    3,484,419  Merrimac Cash Fund Premium Class(b)                          3,484,419
$   3,000,000  Prudential Securities Group, Inc. Master Note, 5.84%,
                 due 9/06/01(b)                                             3,000,000
                                                                        -------------
                                                                            8,695,649
                                                                        -------------
               U.S. GOVERNMENT -- 0.7%
$     865,000  U.S. Treasury Bill, 6.02%, due 3/08/01(c)                      864,009
                                                                        -------------
               REPURCHASE AGREEMENT -- 4.8%
$   5,472,264  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of
               $5,472,940 and an effective yield of 4.45%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/21 and market
               value, including accrued interest, of $5,594,211.            5,472,264
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $15,031,922)             15,031,922
                                                                        -------------
               TOTAL INVESTMENTS -- 107.7%
               (Cost $141,356,147)                                        123,785,712

               Other Assets and Liabilities (net) -- (7.7%)                (8,797,847)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 114,987,865
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Fair valued (Note 1).

(b)  Represents investments of security lending collateral (Note 1).

(c) Security has been segregated to cover margin requirements on open financial futures contracts
     (Note 6).

              See accompanying notes to the financial statements.              7

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $8,386,448 (cost $141,356,147) (Note 1)                   $ 123,785,712
   Cash                                                               1,955
   Receivable for Fund shares sold                                    2,024
   Dividends and interest receivable                                 54,584
   Receivable for expenses waived or borne by Manager (Note
    2)                                                                4,042
                                                              -------------
      Total assets                                              123,848,317
                                                              -------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)              8,695,649
   Payable to affiliate for (Note 2):
      Management fee                                                 32,055
      Shareholder service fee                                        14,570
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  71,825
   Accrued expenses                                                  46,353
                                                              -------------
      Total liabilities                                           8,860,452
                                                              -------------
NET ASSETS                                                    $ 114,987,865
                                                              =============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $ 136,874,249
   Overdistributed net realized gains                            (3,971,416)
   Net unrealized depreciation                                  (17,914,968)
                                                              -------------
                                                              $ 114,987,865
                                                              =============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $ 114,987,865
                                                              =============

SHARES OUTSTANDING:
   Class III (Note 7)                                             5,426,756
                                                              =============

NET ASSET VALUE PER SHARE:
   Class III (Note 7)                                         $       21.19
                                                              =============

8             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $618)               $    918,145
   Interest (including securities lending income of $31,604)       313,281
                                                              ------------
      Total income                                               1,231,426
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         543,233
   Custodian and transfer agent fees                                62,112
   Audit fees                                                       36,725
   Legal fees                                                        6,698
   Trustees fees (Note 2)                                            1,834
   Registration fees                                                    28
   Miscellaneous                                                     3,286
   Fees waived or borne by Manager (Note 2)                       (110,683)
                                                              ------------
                                                                   543,233
   Shareholder service fee (Note 2)
      Class III                                                    246,924
                                                              ------------
      Net expenses                                                 790,157
                                                              ------------
         Net investment income                                     441,269
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               51,523,911
      Closed futures contracts                                    (712,048)
                                                              ------------

         Net realized gain                                      50,811,863
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (90,330,088)
      Open futures contracts                                      (320,137)
                                                              ------------

         Net unrealized loss                                   (90,650,225)
                                                              ------------

      Net realized and unrealized loss                         (39,838,362)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(39,397,093)
                                                              ============

              See accompanying notes to the financial statements.              9

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    441,269       $    876,153
   Net realized gain                                         50,811,863         37,522,706
   Change in net unrealized appreciation (depreciation)     (90,650,225)        28,498,989
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                              (39,397,093)        66,897,848
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class III                                                (493,549)          (909,886)
                                                           ------------       ------------
      Total distributions from net investment income           (493,549)          (909,886)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (65,330,416)       (33,701,424)
                                                           ------------       ------------
      Total distributions from net realized gains           (65,330,416)       (33,701,424)
                                                           ------------       ------------
   In excess of net realized gains
      Class III                                              (3,754,430)                --
                                                           ------------       ------------
      Total distributions in excess of net realized
       gains                                                 (3,754,430)                --
                                                           ------------       ------------
                                                            (69,578,395)       (34,611,310)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              19,301,557         14,291,017
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                             19,301,557         14,291,017
                                                           ------------       ------------
      Total increase (decrease) in net assets               (89,673,931)        46,577,555
NET ASSETS:
   Beginning of period                                      204,661,796        158,084,241
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $0 and $59,467,
    respectively)                                          $114,987,865       $204,661,796
                                                           ============       ============

10            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------
                                            2001*      2000*      1999*      1998*      1997*
                                          ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  54.45   $  45.54   $  48.18   $  56.98   $  62.15
                                          --------   --------   --------   --------   --------

Income from investment operations:
   Net investment income                      0.14       0.22       0.33       0.44       0.77
   Net realized and unrealized gain
     (loss)                                 (10.78)     18.84       9.79      15.51      11.33
                                          --------   --------   --------   --------   --------

      Total from investment operations      (10.64)     19.06      10.12      15.95      12.10
                                          --------   --------   --------   --------   --------

Less distributions to shareholders:
   From net investment income                (0.15)     (0.26)     (0.33)     (0.66)     (0.88)
   From net realized gains                  (21.25)     (9.89)    (12.43)    (24.09)    (16.39)
   In excess of net realized gains           (1.22)        --         --         --         --
                                          --------   --------   --------   --------   --------

      Total distributions                   (22.62)    (10.15)    (12.76)    (24.75)    (17.27)
                                          --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD            $  21.19   $  54.45   $  45.54   $  48.18   $  56.98
                                          ========   ========   ========   ========   ========
TOTAL RETURN(A)                             (25.76)%    45.24%     22.90%     36.37%     21.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $114,988   $204,662   $158,084   $202,923   $244,183
   Net expenses to average daily net
     assets                                   0.48%      0.48%      0.48%      0.48%      0.48%
   Net investment income to average
     daily net assets                         0.27%      0.50%      0.64%      0.79%      1.21%
   Portfolio turnover rate                     111%        48%        50%        60%       100%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.04   $   0.03   $   0.11   $   0.11   $   0.11

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
* Amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.

              See accompanying notes to the financial statements.             11

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is the Russell 1000 Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $8,386,448 collateralized by cash in the amount of $8,695,649 which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 28, 2001

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund has elected to defer to March 1, 2001 post October losses of $3,513,555.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the classification of distributions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001 This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
              $(7,187)           $10,080           $(2,893)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund no longer charges a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. For the year ended February 29, 2000 and the period from March 1, 2000 through April 7, 2000 the Fund received $2,599 and $142 in purchase premiums, respectively. There was no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $1,834. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $175,211,148 and $228,206,315, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $142,158,541      $8,558,955       $(26,931,784)    $(18,372,829)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 85.0% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended               Year Ended
                                                           February 28, 2001        February 29, 2000
                                                        ------------------------  ----------------------
                                                          Shares       Amount      Shares      Amount
         Class III:                                     ----------  ------------  --------  ------------
         Shares sold                                       186,758  $  6,251,079    37,444  $  1,856,585
         Shares issued to shareholders
           in reinvestment of distributions              2,560,661    69,563,293   697,740    34,556,251
         Shares repurchased                             (1,079,606)  (56,512,815) (445,483)  (22,121,819)
                                                        ----------  ------------  --------  ------------
         Net increase                                    1,667,813  $ 19,301,557   289,701  $ 14,291,017
                                                        ==========  ============  ========  ============

      * Share amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FUTURES CONTRACTS

         Number of                                                                  Contracts   Net Unrealized
         Contract                       Type                       Expiration Date    Value      Depreciation
         ---------  ---------------------------------------------  ---------------  ----------  --------------
           Buys
            13      S&P 500                                           March 2001    $4,036,500    $(344,533)
                                                                                                  =========

      At February 28, 2001, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

7.    SUBSEQUENT EVENT

      On March 12, 2001 the Trustees of the Fund approved a one for eleven reverse stock split for Class III shares of the Growth Fund. The reverse stock split was effective as of March 16, 2001. The financial statements have been adjusted to reflect the reverse stock split. Shareholders may determine the number of shares owned as a result of the reverse stock split by dividing the number of shares owned immediately prior to the reverse stock split by eleven. The reverse stock split did not result in a change to the value of the shareholder account balances.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Funds distributions are from investment company taxable income, except that the Fund has designated 79% of distributions as net capital gain dividends.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Emerging Country Debt Share Fund returned 18.7% for the fiscal year ended February 28, 2001, as compared with 14.0% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 4.7%. Sovereign spreads on the EMBIG remained relatively flat, declining from 737 to 724 basis points during the period. Russia and Ecuador, two countries that began the year in default, returned 68% and 37%, respectively, and were the best performing countries in the EMBIG. Algeria returned 24% and was the third best performing country. Ivory Coast defaulted on its debt in the fourth quarter of 2000, and provided the worst return (down 39%) in the EMBIG universe, while Turkey also endured a difficult year, returning -6%.

The Fund's overweight exposures in Russia, Algeria and Ecuador and underweight exposures in Turkey, Philippines and South Korea added value during the year. Out-of-benchmark positions in Tunisia and Macedonia also added value. However, overweight positions in Ivory Coast, Morocco and Bulgaria and underweight positions in Mexico and Brazil hurt performance. The Fund's issue selection in Russia, Brazil and Mexico added significant value during the fiscal year. The Fund remained fully invested throughout the period.

The Fund's preference for high yielding sovereign (often longer duration) debt also added value during the fiscal year, as spreads on these issues narrowed relative to bonds included in the index.

OUTLOOK

The Fund's strategy continues to emphasize issue selection with a preference for cheaper, long duration, less marketable issues that offer higher yields versus the benchmark. The Fund is currently underweight South Korea, Mexico, Malaysia, Brazil and Poland. Its largest overweight positions in the index are in Algeria, Russia, Bulgaria and Morocco. The largest out-of-benchmark positions are in Macedonia, Dominican Republic and Jordan.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING COUNTRY DEBT SHARE FUND CLASS III SHARES AND THE
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL*
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                                7/20/98
Class III                       18.71%            7.09%

          GMO EMERGING COUNTRY  J.P. MORGAN EMERGING MARKETS
               Debt Share Fund            Bond Index Global*
7/20/98                $10,000                       $10,000
9/30/98                 $6,160                        $7,586
12/31/98                $6,968                        $8,338
3/31/99                 $7,269                        $8,760
6/30/99                 $7,701                        $9,220
9/30/99                 $7,802                        $9,330
12/31/99                $9,207                       $10,504
3/31/00                $10,539                       $11,194
6/30/00                $10,551                       $11,234
9/30/00                $11,396                       $11,795
12/31/00               $11,438                       $12,017
2/28/01                $11,962                       $12,429

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.
* J.P. Morgan EMBI Global represents the J.P. Morgan EMBI prior to 8/95, J.P. Morgan EMBI+ through 12/31/99 and the J.P. Morgan EMBI Global thereafter. The manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUND -- 100.0%
   11,437,946  GMO Emerging Country Debt Fund (Cost $104,126,438)        102,483,996
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$       8,775  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of $8,776
               and an effective yield of 4.45 %, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125 %,
               maturity date of 8/15/21 and market value, including
               accrued interest, of $13,256.                                   8,775
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $8,775)                      8,775
                                                                        ------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $104,135,213)                                       102,492,771

               Other Assets and Liabilities (net) -- (0.0%)                  (11,325)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $102,481,446
                                                                        ============

              See accompanying notes to the financial statements.              1

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $104,135,213) (Note 1)         $102,492,771
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               2,016
                                                              ------------
      Total assets                                             102,494,787
                                                              ------------

LIABILITIES:
   Accrued expenses                                                 13,341
                                                              ------------
      Total liabilities                                             13,341
                                                              ------------
NET ASSETS                                                    $102,481,446
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $104,125,204
   Accumulated net realized loss                                    (1,316)
   Net unrealized depreciation                                  (1,642,442)
                                                              ------------
                                                              $102,481,446
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $102,481,446
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    11,509,590
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       8.90
                                                              ============

2             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $13,522,902
   Interest                                                           482
                                                              -----------
      Total income                                             13,523,384
                                                              -----------
EXPENSES:
   Custodian and transfer agent fees                               12,133
   Audit fees                                                      11,638
   Legal fees                                                       4,036
   Trustees fees (Note 2)                                             916
   Miscellaneous                                                      650
   Fees waived or borne by Manager (Note 2)                       (29,373)
                                                              -----------
      Net expenses                                                     --
                                                              -----------
         Net investment income                                 13,523,384
                                                              -----------

REALIZED AND UNREALIZED GAIN:

   Net realized gain on investments                                    --
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                 2,677,986
                                                              -----------

      Net realized and unrealized gain                          2,677,986
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $16,201,370
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 13,523,384       $  9,371,757
   Net realized gain                                                 --          1,061,474
   Change in net unrealized appreciation (depreciation)       2,677,986         14,631,128
                                                           ------------       ------------
   Net increase in net assets from operations                16,201,370         25,064,359
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                             (13,523,384)        (9,371,757)
                                                           ------------       ------------
      Total distributions from net investment income        (13,523,384)        (9,371,757)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                                  (4,818)          (963,503)
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                    (4,818)          (963,503)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --           (103,181)
                                                           ------------       ------------
      Total distributions from net realized gains                    --           (103,181)
                                                           ------------       ------------
                                                            (13,528,202)       (10,438,441)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              13,528,202         30,438,441
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                             13,528,202         30,438,441
                                                           ------------       ------------
      Total increase in net assets                           16,201,370         45,064,359
NET ASSETS:
   Beginning of period                                       86,280,076         41,215,717
                                                           ------------       ------------
   End of period                                           $102,481,446       $ 86,280,076
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                        YEAR ENDED FEBRUARY 28/29,
                                                    -----------------------------------
                                                       2001         2000       1999*
                                                    -----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $      8.70  $     6.84  $    10.00
                                                    -----------  ----------  ----------

Income from investment operations:
   Net investment income(a)                                1.33++       1.10       0.03
   Net realized and unrealized gain (loss)                 0.23        1.97       (3.16)
                                                    -----------  ----------  ----------

      Total from investment operations                     1.56        3.07       (3.13)
                                                    -----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                             (1.36)      (1.09)      (0.03)
   In excess of net investment income                        --(e)      (0.11)         --
   From net realized gains                                   --       (0.01)         --
                                                    -----------  ----------  ----------

      Total distributions                                 (1.36)      (1.21)      (0.03)
                                                    -----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                      $      8.90  $     8.70  $     6.84
                                                    ===========  ==========  ==========
TOTAL RETURN(B)                                           18.71%      46.71%     (31.32)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $   102,481  $   86,280  $   41,216
   Net expenses to average daily net assets(c)             0.00%       0.00%       0.00%**
   Net investment income to average daily net
     assets(a)                                            14.39%      14.22%       0.64%**
   Portfolio turnover rate                                    0%          0%          0%
   Fees and expenses voluntarily waived or borne
     by the Manager consisted of the following per
     share amounts:                                          --(d)         --(d)         --(d)

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(b) The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying fund. (See Note 1.)
(d) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(e) The per share distributions in excess of net investment income was less than $0.01.
* Period from July 20, 1998 (commencement of operations) through February 28, 1999.
**   Annualized.
+    Not Annualized.
++   Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Share Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in the Class III Shares of the GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust. GMO also serves as investment manager to ECDF. ECDF pursues its objectives by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Countries"). The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global. The financial statements of ECDF should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of ECDF are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
              $4,818            $     --           $(4,818)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions are recorded on the ex-dividend date of ECDF. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in ECDF (See Note 2).

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The Fund does not charge any purchase premium or redemption fee in connection with the purchase and sale of Fund shares. As a shareholder in ECDF, the Fund will indirectly bear ECDF's purchase premium and redemption fees which are .50% and .25%, respectively. These fees are paid to and retained by ECDF.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in ECDF. Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. ECDF may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, ECDF may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager does not directly charge an advisory fee or shareholder service fee. GMO has contactually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2001 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), and extraordinary expenses).

      As a shareholder in ECDF, the Fund will indirectly bear all fees and expenses associated with an investment in ECDF. GMO, in its capacity as Manager of ECDF, earns a management fee of .35%

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      of average daily net assets, and has entered into a binding agreement, effective until June 30, 2001, to waive a portion of its fee and bear other expenses to the extent that ECDF's annual expenses (including the management fee, but excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .35% of average daily net assets. Class III shares of ECDF also bear an annual shareholder service fee of .15% of ECDF's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the February 28, 2001 was $916. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the February 28, 2001, aggregated $13,532,902 and $0, respectively.

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $104,136,529       $     --        $(1,643,758)     $(1,643,758)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 100% of the outstanding shares of the Fund were held by one shareholder.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended               Year Ended
                                                           February 28, 2001        February 29, 2000
                                                        -----------------------  -----------------------
                                                          Shares      Amount       Shares      Amount
         Class III:                                     ----------  -----------  ----------  -----------
         Shares sold                                            --  $        --   2,574,003  $20,000,000
         Shares issued to shareholders
           in reinvestment of distributions              1,591,553   13,528,202   1,319,651   10,438,441
         Shares repurchased                                     --           --          --           --
                                                        ----------  -----------  ----------  -----------
         Net increase                                    1,591,553  $13,528,202   3,893,654  $30,438,441
                                                        ==========  ===========  ==========  ===========

6.    OTHER

      Included in interest and other receivables in ECDF at February 28, 2001 are recovery amounts from litigation between ECDF and a counterparty relating to certain closed credit default swap transactions. In
      March 2001, the litigation was withdrawn and ECDF wrote off potential recovery amounts not exceeding 0.15% of ECDF's net assets.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT SHARE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Share Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Short-Term Income Fund returned 7.9% for the fiscal year ended February 28, 2001, as compared with 6.1% for the Salomon Smith Barney 3-Month Treasury Bill Index.

The Fund outperformed the benchmark during the fiscal year by 1.8%. While spreads relative to U.S. Treasuries declined during the period, they remained high relative to historical levels. The Fund benefited from capital gains and from the higher spreads.

At fiscal year end, approximately 50% of the Fund was invested in highly-rated, floating rate, asset-backed securities, 12% in U.S. Treasury notes and cash, 4% in highly-rated corporate bonds, 18% in U.S. Government-backed bonds and 16% in highly-rated collateralized bonds. The Fund's exposure to these assets is achieved directly and indirectly through its substantial investment in the GMO Alpha Libor Fund. The asset-backed issues included those backed by auto, truck, credit card and health care receivables. The additional yield provided by these holdings plus the capital gains due to its longer-than-benchmark maturity accounted for the Fund's performance.

OUTLOOK

The Fund focuses on high credit quality, but less-liquid sectors of the U.S. bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO SHORT-TERM INCOME FUND CLASS III SHARES AND THE
SALOMON SMITH BARNEY 3 MONTH T-BILL INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  10 Year
Class III                        7.91%   5.86%    6.00%

          GMO SHORT-TERM  SSB 3 MONTH
             Income Fund  T-Bill Index
2/28/91          $10,000       $10,000
3/31/91          $10,056       $10,052
6/30/91          $10,194       $10,196
9/30/91          $10,336       $10,339
12/31/91         $10,698       $10,465
3/31/92          $10,672       $10,569
6/30/92          $10,960       $10,671
9/30/92          $11,314       $10,760
12/31/92         $11,317       $10,843
3/31/93          $11,617       $10,925
6/30/93          $11,733       $11,007
9/30/93          $11,863       $11,092
12/31/93         $11,957       $11,178
3/31/94          $12,018       $11,266
6/30/94          $12,043       $11,376
9/30/94          $12,143       $11,503
12/31/94         $12,148       $11,653
3/31/95          $12,512       $11,816
6/30/95          $12,843       $11,988
9/30/95          $13,072       $12,157
12/31/95         $13,359       $12,323
3/31/96          $13,483       $12,482
6/30/96          $13,624       $12,640
9/30/96          $13,853       $12,805
12/31/96         $14,081       $12,970
3/31/97          $14,255       $13,134
6/30/97          $14,491       $13,304
9/30/97          $14,727       $13,476
12/31/97         $14,941       $13,651
3/31/98          $15,156       $13,827
6/30/98          $15,340       $14,003
9/30/98          $15,587       $14,176
12/31/98         $15,611       $14,339
3/31/99          $15,807       $14,496
6/30/99          $16,001       $14,659
9/30/99          $16,202       $14,824
12/31/99         $16,406       $15,008
3/31/00          $16,699       $15,210
6/30/00          $16,967       $15,429
9/30/00          $17,273       $15,658
12/31/00         $17,620       $15,904
2/28/01          $17,909       $16,055

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund operated as a money market fund from April 18, 1990 to June 30, 1991. Subsequently, the fund became a short-term income fund. Past performance is not indicative of future performance. Information is unaudited.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)/
    SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                DEBT OBLIGATIONS -- 26.5%
                U.S. GOVERNMENT -- 12.3%
     4,942,170  U.S. Treasury Inflation Indexed Note, 3.38%, due
                  01/15/07                                                   4,991,592
                                                                         -------------
                U.S. GOVERNMENT AGENCY -- 14.2%
       280,000  Agency for International Development Floater (Support
                  of Botswana),Variable Rate, 6 mo. U.S. Treasury Bill
                  + .40%, 5.06%, due 10/01/12                                  271,862
     1,800,450  Agency for International Development Floater (Support
                  of C.A.B.E.I.),Variable Rate, 6 mo. U.S. Treasury
                  Bill + .40%, 5.06%, due 10/01/12                           1,748,124
     1,834,596  Agency for International Development Floater (Support
                  of Honduras),Variable Rate, 3 mo. U.S. Treasury Bill
                  x 117%, 7.08%, due 10/01/11                                1,770,385
        80,868  Agency for International Development Floater (Support
                  of Peru), Series A, Variable Rate, 6 mo. U.S.
                  Treasury Bill + .35%, 5.19%, due 05/01/14                     77,735
     1,865,290  Small Business Administration Pool #502320,Variable
                  Rate, Prime - 2.18%, 7.31%, due 08/25/18                   1,867,156
                                                                         -------------
                                                                             5,735,262
                                                                         -------------

                TOTAL DEBT OBLIGATIONS (COST $10,623,457)                   10,726,854
                                                                         -------------
                MUTUAL FUNDS -- 72.8%
     1,128,570  GMO Alpha LIBOR Fund                                        29,489,544
                                                                         -------------

                TOTAL MUTUAL FUNDS (COST $28,705,313)                       29,489,544
                                                                         =============

              See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 0.5%
               REPURCHASE AGREEMENT -- 0.5%
$     190,066  Morgan Stanley Repurchase Agreement, dated 2/28/01, due
               3/01/01, with a maturity value of $190,089 and an
               effective yield of 4.47%, collateralized by a U.S.
               Treasury Obligation with a rate of 0.00%, maturity date
               of 8/23/01 and market value of $195,604.                       190,066
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $190,066)                   190,066
                                                                        -------------
               TOTAL INVESTMENTS -- 99.8%
               (Cost $39,518,836)                                          40,406,464

               Other Assets and Liabilities (net) -- 0.2%                      98,511
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  40,504,975
                                                                        =============

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2001, which are subject to change based on the terms of the security.

2             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $39,518,836) (Note 1)          $40,406,464
   Receivable for investments sold                                  4,413
   Receivable for Fund shares sold                                 47,985
   Interest receivable                                            169,688
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              3,196
                                                              -----------
      Total assets                                             40,631,746
                                                              -----------

LIABILITIES:
   Payable for investments purchased                              100,000
   Payable to affiliate for (Note 2):
      Management fee                                                1,551
      Shareholder service fee                                       4,652
   Accrued expenses                                                20,568
                                                              -----------
      Total liabilities                                           126,771
                                                              -----------
NET ASSETS                                                    $40,504,975
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $39,248,269
   Accumulated undistributed net investment income                 72,238
   Accumulated net realized gain                                  296,840
   Net unrealized appreciation                                    887,628
                                                              -----------
                                                              $40,504,975
                                                              ===========

SHARES OUTSTANDING                                              4,084,388
                                                              ===========

NET ASSET VALUE PER SHARE                                     $      9.92
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $1,098,944
   Interest                                                      736,055
                                                              ----------
      Total income                                             1,834,999
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        20,370
   Audit fees                                                     27,977
   Custodian and transfer agent fees                               6,385
   Legal fees                                                      1,865
   Registration fees                                                 838
   Trustees fees (Note 2)                                            367
   Miscellaneous                                                     739
   Fees waived or borne by Manager (Note 2)                      (38,171)
                                                              ----------
                                                                  20,370
   Shareholder service fee (Note 2)                               61,111
                                                              ----------
      Net expenses                                                81,481
                                                              ----------
         Net investment income                                 1,753,518
                                                              ----------

REALIZED AND UNREALIZED GAIN:

   Net realized gain on investments                              660,470
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                  661,897
                                                              ----------

      Net realized and unrealized gain                         1,322,367
                                                              ----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $3,075,885
                                                              ==========

4             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  1,753,518       $  2,442,431
   Net realized gain (loss)                                     660,470           (313,585)
   Change in net unrealized appreciation (depreciation)         661,897            528,627
                                                           ------------       ------------
   Net increase in net assets from operations                 3,075,885          2,657,473
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (1,789,369)        (2,673,480)
   Net realized gains                                           (23,822)                --
                                                             (1,813,191)        (2,673,480)
                                                           ------------       ------------
Fund share transactions: (Note 5)
   Proceeds from sale of shares                              14,058,555         15,635,155
   Net asset value of shares issued to shareholders in
    payment of distributions declared                         1,735,912          2,605,023
   Cost of shares repurchased                               (20,043,349)       (28,120,405)
                                                           ------------       ------------
   Net decrease in net assets resulting from Fund share
    transactions                                             (4,248,882)        (9,880,227)
                                                           ------------       ------------
      Total decrease in net assets                           (2,986,188)        (9,896,234)
NET ASSETS:
   Beginning of period                                       43,491,163         53,387,397
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $72,238 and $108,089,
    respectively)                                          $ 40,504,975       $ 43,491,163
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------
                                           2001     2000     1999     1998     1997
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.62  $  9.63  $  9.81  $  9.78  $  9.77
                                          -------  -------  -------  -------  -------

Income from investment operations:
   Net investment income(b)                  0.42+    0.46+    0.57     0.55     0.47
   Net realized and unrealized gain
     (loss)                                  0.33     0.05    (0.16)    0.03     0.06
                                          -------  -------  -------  -------  -------

      Total from investment operations       0.75     0.51     0.41     0.58     0.53
                                          -------  -------  -------  -------  -------

Less distributions to shareholders:
   From net investment income               (0.44)   (0.52)   (0.59)   (0.55)   (0.52)
   From net realized gains                  (0.01)      --       --       --       --
                                          -------  -------  -------  -------  -------

      Total distributions                   (0.45)   (0.52)   (0.59)   (0.55)   (0.52)
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $  9.92  $  9.62  $  9.63  $  9.81  $  9.78
                                          =======  =======  =======  =======  =======
TOTAL RETURN(A)                              7.91%    5.42%    4.29%    6.10%    5.62%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $40,505  $43,491  $53,387  $37,377  $40,937
   Net expenses to average daily net
     assets                                  0.20%    0.20%    0.20%    0.20%    0.20%
   Net investment income to average
     daily net assets(b)                     4.30%    4.82%    5.50%    5.73%    5.88%
   Portfolio turnover rate                     50%     178%      76%      50%     287%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $  0.01  $  0.01  $  0.03  $  0.03  $  0.03

(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Net investment income for the years ended February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
+    Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Short-Term Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares.

      The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high-quality fixed income instruments. The Fund's benchmark is the Salomon Smith Barney 3 Month T-Bill Index.

      At February 28, 2001, 72.8% of the Fund was invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At February 28, 2001 the total value of these securities represented 10% of net assets, substantially all of which consist of U.S. Government backed securities.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Dividend income is recognized on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fees.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $367. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $ 4,623,914  $ 4,736,645
         Investments (non-U.S. Government securities)              15,548,944   18,856,183

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $39,518,836       $1,041,164        $(153,536)        $887,628

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 70.8% of the outstanding shares of the Fund were held by one shareholder.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                     Year Ended         Year Ended
                                                                  February 28, 2001  February 29, 2000
                                                                  -----------------  -----------------
         Shares sold                                                   1,429,523          1,627,899
         Shares issued to shareholders
           in reinvestment of distributions                              177,760            273,049
         Shares repurchased                                           (2,043,558)        (2,924,097)
                                                                     -----------        -----------
         Net decrease                                                   (436,275)        (1,023,149)
         Fund shares:
         Beginning of period                                           4,520,663          5,543,812
                                                                     -----------        -----------
         End of period                                                 4,084,388          4,520,663
                                                                     ===========        ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SHORT-TERM INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Term Income Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Inflation Indexed Bond Fund returned 16.9% during the fiscal year that ended February 28, 2001, compared to 16.0% for the Lehman Brothers Inflation Notes Index.

The Fund added 0.9% in value to its benchmark during the fiscal year. Real (or inflation-adjusted) yields on U.S. inflation-indexed bonds in the United States currently are 3.7%. In addition to inflation-indexed bonds issued by the U.S. Treasury Department, the Fund holds inflation-indexed bonds issued by various U.S. Government agencies, as well as one bond issued by a U.S. corporation. While the Fund is permitted to own securities of foreign countries that are not in the benchmark, currently the portfolio is entirely invested in the United States. In addition, the Fund maintains an interest rate exposure quite similar to that of its benchmark. At fiscal year end, approximately 94% of the portfolio is AAA-rated, 4% is AA-rated, and the remaining 2% A-rated.

OUTLOOK

The real yields offered by inflation indexed-bonds provide the lowest-risk vehicle available for achieving stable real returns over the next five to ten years.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INFLATION INDEXED BOND FUND CLASS III SHARES AND THE
LEHMAN BROTHERS TREASURY INFLATION NOTES INDEX*
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                                3/31/97
Class III                       16.86%            7.13%

          GMO INFLATION INDEXED  LEHMAN BROTHERS TREASURY
                      Bond Fund    Inflation Notes Index*
3/31/97                 $10,000                   $10,000
6/30/97                 $10,090                   $10,099
9/30/97                 $10,250                   $10,226
12/31/97                $10,336                   $10,332
3/31/98                 $10,367                   $10,368
6/30/98                 $10,501                   $10,507
9/30/98                 $10,749                   $10,793
12/31/98                $10,767                   $10,741
3/31/99                 $10,854                   $10,785
6/30/99                 $11,008                   $10,938
9/30/99                 $11,037                   $10,994
12/31/99                $11,058                   $10,994
3/31/00                 $11,507                   $11,470
6/30/00                 $11,749                   $11,739
9/30/00                 $12,034                   $11,987
12/31/00                $12,531                   $12,443
2/28/01                 $13,097                   $12,923

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective March 15, 2000, the Fund ceased charging a 10 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited. * The Lehman Brothers Treasury Inflation Notes Index represents the Merrill Lynch Inflation Notes performance through to 9/30/97 and the Lehman Inflation Notes performance thereafter.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)/
    SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
                DEBT OBLIGATIONS -- 100.9%
                UNITED STATES -- 100.9%
                ASSET BACKED SECURITIES -- 4.4%
USD 3,000,000   Oasis CBO Ltd, 144A, Variable Rate, 6 mo. LIBOR + .38%,
                  7.08%, due 05/30/11                                      2,906,251
                                                                         -----------
                CORPORATE DEBT -- 1.7%
USD 1,200,000   JP Morgan and Co. Series A, Variable Rate, CPI + 4.00%,
                  7.82%, due 02/15/12                                      1,099,200
                                                                         -----------
                U.S. GOVERNMENT -- 60.3%
USD 16,776,591  U.S. Treasury Inflation Indexed Bond, 3.88%, due
                  04/15/29                                                18,008,630
USD 3,765,370   U.S. Treasury Inflation Indexed Bond, 3.63%, due
                  04/15/28                                                 3,870,092
USD 14,514,480  U.S. Treasury Inflation Indexed Note, 3.88%, due
                  01/15/09(a)                                             15,085,988
USD 2,745,650   U.S. Treasury Inflation Indexed Note, 3.38%, due
                  01/15/07                                                 2,773,107
                                                                         -----------
                                                                          39,737,817
                                                                         -----------
                U.S. GOVERNMENT AGENCY -- 34.5%
USD 8,625,000   Federal Home Loan Bank, Variable Rate, CPI + 3.15%,
                  6.96%, due 02/15/02                                      8,681,925
USD 14,277,380  Tennessee Valley Authority (Indexed Principal), 3.38%,
                  due 01/15/07                                            14,063,500
                                                                         -----------
                                                                          22,745,425
                                                                         -----------

                TOTAL UNITED STATES                                       66,488,693
                                                                         -----------

                TOTAL DEBT OBLIGATIONS (COST $62,909,188)                 66,488,693
                                                                         -----------
                MUTUAL FUND -- 0.3%
         7,730  GMO Alpha LIBOR Fund                                         201,997
                                                                         -----------
                TOTAL MUTUAL FUND (COST $201,456)                            201,997
                                                                         -----------

              See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)   DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 0.0%
                REPURCHASE AGREEMENT -- 0.0%
USD    19,142   Morgan Stanley Repurchase Agreement, dated 2/28/01, due
                3/01/01, with a maturity value of $19,144 and an
                effective yield of 4.47%, collateralized by a U.S.
                Treasury Obligation with a rate of 0.00%, maturity date
                of 8/23/01 and market value of $19,560.                       19,142
                                                                         -----------

                TOTAL SHORT-TERM INVESTMENTS (COST $19,142)                   19,142
                                                                         -----------
                TOTAL INVESTMENTS -- 101.2%
                (Cost $63,129,786)                                        66,709,832

                Other Assets and Liabilities (net) -- (1.2%)                (822,971)
                                                                         -----------
                TOTAL NET ASSETS -- 100.0%                               $65,886,861
                                                                         ===========

NOTES TO SCHEDULE OF INVESTMENTS:
------------------------------------------------------------------------------------
144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CBO - Collateralized Bond Obligation

CPI - Consumer Price Index

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2001, which are subject to change based on the terms of the security.

CURRENCY ABBREVIATIONS:
USD - United States Dollar

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

2             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $63,129,786) (Note 1)          $66,709,832
   Receivable for investments sold                                350,000
   Receivable for Fund shares sold                                 60,343
   Interest receivable                                            512,893
   Receivable for open swap contracts (Notes 1 and 6)             401,870
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              7,952
                                                              -----------
      Total assets                                             68,042,890
                                                              -----------

LIABILITIES:
   Payable for Fund shares repurchased                            338,185
   Payable to affiliate for (Note 2):
      Management fee                                                5,130
      Shareholder service fee                                       7,695
   Payable for reverse repurchase agreements (Notes 1 and 6)    1,769,305
   Accrued expenses and other liabilities                          35,714
                                                              -----------
      Total liabilities                                         2,156,029
                                                              -----------
NET ASSETS                                                    $65,886,861
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $62,138,765
   Accumulated undistributed net investment income                356,783
   Accumulated net realized loss                                 (590,603)
   Net unrealized appreciation                                  3,981,916
                                                              -----------
                                                              $65,886,861
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $65,886,861
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    6,192,009
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     10.64
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $4,456,605
   Dividends                                                      39,969
                                                              ----------
      Total income                                             4,496,574
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        60,046
   Interest expense (Notes 1 and 6)                              220,068
   Audit fees                                                     28,716
   Custodian and transfer agent fees                              21,269
   Legal fees                                                      2,651
   Trustees fees (Note 2)                                            550
   Registration fees                                                 420
   Miscellaneous                                                  11,360
   Fees waived or borne by Manager (Note 2)                      (64,966)
                                                              ----------
                                                                 280,114
   Shareholder service fee (Note 2)
      Class III                                                   90,070
                                                              ----------
      Net expenses                                               370,184
                                                              ----------
         Net investment income                                 4,126,390
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                                206,378
      Foreign currency, forward contracts and foreign
      currency related transactions                               51,932
                                                              ----------

         Net realized gain                                       258,310
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              4,696,722
      Open swap contracts                                        401,870
      Foreign currency, forward contracts and foreign
      currency related transactions                              (22,343)
                                                              ----------

         Net unrealized gain                                   5,076,249
                                                              ----------

      Net realized and unrealized gain                         5,334,559
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $9,460,949
                                                              ==========

4             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 4,126,390        $ 2,711,641
   Net realized gain (loss)                                     258,310           (510,474)
   Change in net unrealized appreciation (depreciation)       5,076,249           (867,389)
                                                            -----------        -----------
   Net increase in net assets from operations                 9,460,949          1,333,778
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (4,235,614)        (2,424,991)
                                                            -----------        -----------
      Total distributions from net investment income         (4,235,614)        (2,424,991)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                               8,710,685         27,894,644
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                              8,710,685         27,894,644
                                                            -----------        -----------
      Total increase in net assets                           13,936,020         26,803,431
NET ASSETS:
   Beginning of period                                       51,950,841         25,147,410
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $356,783 and $407,403,
    respectively) (Note 1)                                  $65,886,861        $51,950,841
                                                            ===========        ===========

              See accompanying notes to the financial statements.              5

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                               -------------------------------------
                                               2001(D)    2000     1999      1998*
                                               --------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $  9.72   $  9.88  $ 10.04   $ 10.00
                                               -------   -------  -------   -------

Income from investment operations:
   Net investment income                          0.71+     0.65+    0.61      0.42+
   Net realized and unrealized gain (loss)        0.90     (0.30)   (0.18)    (0.04)
                                               -------   -------  -------   -------

      Total from investment operations            1.61      0.35     0.43      0.38
                                               -------   -------  -------   -------

Less distributions to shareholders:
   From net investment income                    (0.69)    (0.51)   (0.59)    (0.30)
   In excess of net investment income               --        --       --     (0.02)
   From net realized gains                          --        --       --        --(a)
   From tax return of capital                       --        --       --     (0.02)
                                               -------   -------  -------   -------

      Total distributions                        (0.69)    (0.51)   (0.59)    (0.34)
                                               -------   -------  -------   -------
NET ASSET VALUE, END OF PERIOD                 $ 10.64   $  9.72  $  9.88   $ 10.04
                                               =======   =======  =======   =======
TOTAL RETURN(B)                                  16.86%     3.57%    4.28%     3.77%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $65,887   $51,951  $25,147   $25,660
   Net operating expenses to average daily
     net assets                                   0.25%     0.25%    0.25%     0.25%**
   Interest expense to average daily net
     assets                                       0.37%     0.45%      --        --
   Total net expenses to average daily net
     assets                                       0.62%(c)    0.70%(c)    0.25%     0.25%**
   Net investment income to average daily net
     assets                                       6.87%     6.49%    4.93%     4.48%**
   Portfolio turnover rate                          32%      112%      94%        9%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:              $  0.01   $  0.01  $  0.04   $  0.04

*    Period from March 31, 1997 (commencement of operations) to February 28,
     1998.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
(a)  The per share distribution from net realized gains was $0.002.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

6             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS -- (CONTINUED)
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

(d) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.

              See accompanying notes to the financial statements.              7

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Inflation Indexed Bond Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in government bonds that are indexed or otherwise "linked" to general measures of inflation in the country of issue ("inflation indexed bonds"). The Fund's benchmark is the Lehman Brothers Treasury Inflation Notes Index.

      Inflation indexed securities issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of U.S. inflation. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable local inflation index.

      At February 28, 2001, 0.3% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments.

      The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

                                         Accumulated
               Net Unrealized         Undistributed Net
         Appreciation/(Depreciation)  Investment Income
         ---------------------------  -----------------
                   $16,934                $(16,934)

      The effect of this change for the year ended February 28, 2001 was to decrease net investment income by $6,672 and increase net unrealized appreciation/depreciation by $6,672. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no open forward currency contracts as of February 28, 2001.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, forward swap spread lock and total return swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. See Note 6 for a summary of the open swap agreement as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund was sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2001, the Fund had entered into a reverse repurchase agreement having a market value of $1,769,305, collateralized by a security with a market value of $1,819,582. See Note 6 for a summary of open reverse repurchase agreements as of February 28, 2001.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      At February 28, 2001, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $523,962, expiring in 2008.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions and amortization of premium and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
              $75,538           $(51,932)         $(23,606)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective March 15, 2000, the Fund no longer charges a premium on cash purchases or a fee on redemptions of Fund shares. Prior to March 15, 2000, the premium on cash purchases and fee on redemptions of Fund shares was .10% of the amount invested or redeemed. These fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase, respectively, occurring on the same day. In addition, the purchase premium or redemption fee for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. For the year

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      ended February 29, 2000 and the period from March 1, 2000 through March 15, 2000, the Fund received $29,494 and $104 in purchase premiums, respectively and $3,128 and $0 in redemption fees, respectively.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $550. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $19,490,026  $12,094,258
         Investments (non-U.S. Government securities)               7,344,969    8,055,668

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $63,196,428       $3,513,404       $        --       $3,513,404

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 10.2% of the outstanding shares of the Fund were held by one shareholder.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums and redemption fees received by the Fund, were as follows:

                                                               Year Ended                Year Ended
                                                            February 28, 2001        February 29, 2000
                                                        -------------------------  ----------------------
                                                          Shares        Amount      Shares      Amount
                                                        -----------  ------------  ---------  -----------
         Class III:
         Shares sold                                      2,307,132  $ 23,730,094  2,953,506  $29,494,235
         Shares issued to shareholders
           in reinvestment of distributions                 284,115     2,899,240    168,614    1,618,872
         Shares repurchased                              (1,743,816)  (17,918,649)  (321,584)  (3,218,463)
                                                        -----------  ------------  ---------  -----------
         Net increase                                       847,431  $  8,710,685  2,800,536  $27,894,644
                                                        ===========  ============  =========  ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      REVERSE REPURCHASE AGREEMENT

         Face Value                        Description                        Market Value
         ----------  -------------------------------------------------------  ------------
         $1,769,305  Barclays Bank, 5.50%, dated 2/01/01, to be repurchased    $1,769,305
                     on demand at face value plus accrued interest.
                                                                               ==========

         Average balance outstanding                                   $3,448,348
         Average interest rate                                              6.25%
         Maximum balance outstanding                                   $5,556,801
         Average shares outstanding                                    5,839,968
         Average balance per share outstanding                         $     .59

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

      SWAP AGREEMENT

          Notional Amount   Expiration                                                       Unrealized
         Fund/Counterparty     Date                        Description                      Appreciation
         -----------------  ----------  --------------------------------------------------  ------------
                                   FORWARD SWAP SPREAD LOCK SWAP
           15,000,000 USD     4/04/01   Agreement with Morgan Guaranty Trust Company dated    $401,870
                                        4/04/00 to pay (receive) the notional amount
                                        multiplied by the difference between the 10 year
                                        swap spread and a fixed spread times the duration
                                        of the 10 year swap rate.
                                                                                              --------
                                                                                              $401,870
                                                                                              ========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INFLATION INDEXED BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Alpha Libor Fund returned 7.6% for the fiscal year ended February 28, 2001, as compared with the 7.0% return of the J.P. Morgan U.S. 3-Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 0.6%. While spreads relative to U.S. Treasuries declined during the period, they remained high relative to historical levels. The Fund benefited from capital gains and from wider spreads.

At fiscal year end, approximately 83% of the portfolio was AAA-rated, 10% AA-rated, and the remaining 7% A-rated. Approximately 68% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card and health care receivables. Approximately 5% of the Fund was invested in U.S. government agency issues that offer higher yields than similar maturity U.S. Treasury securities. The remainder of the Fund was split between collateralized bond obligations (21%) and corporate bonds (6%).

OUTLOOK

The Fund focuses on high credit quality, but less-liquid sectors of the U.S. bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO ALPHA LIBOR FUND CLASS III SHARES AND THE
J.P. MORGAN U.S. 3 MONTH CASH INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                               12/31/99
Class III                        7.61%            7.53%

          GMO ALPHA LIBOR  J.P. MORGAN U.S. 3 MONTH
                     Fund                Cash Index
12/31/99          $10,000                   $10,000
3/31/00           $10,172                   $10,154
6/30/00           $10,345                   $10,317
9/30/00           $10,522                   $10,491
12/31/00          $10,728                   $10,681
2/28/01           $10,882                   $10,813

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective July 26, 2000, the Fund ceased charging a 5 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                 VALUE ($)
---------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 100.6%
               ASSET BACKED SECURITIES -- 89.0%
               BANKING AND FINANCIAL SERVICES -- 77.4%
   47,000,000  Aircraft Finance Trust Series 99-1A Class A1,
                 Variable Rate, 1 mo. LIBOR + .48%, 6.05%, due
                 05/15/24                                                    46,972,461
    7,000,000  American Express Credit Account Master Trust Series
                 00-2 Class A,
                 Variable Rate, 1 mo. LIBOR + .17%, 5.73%, due
                 09/17/07                                                     7,006,289
   22,500,000  American Express Credit Account Master Trust Series
                 00-5 Class A,
                 Variable Rate, 1 mo. LIBOR + .14%, 5.71%, due
                 04/15/08                                                    22,496,484
   19,000,000  American Express Credit Account Master Trust Series
                 99-5 Class A,
                 Variable Rate, 1 mo. LIBOR + .24%, 5.81%, due
                 02/15/07                                                    19,076,445
   15,000,000  Americredit Automobile Receivables Trust Series 00-B
                 Class A4,
                 Variable Rate, 1 mo. LIBOR + .20%, 5.76%, due
                 04/05/07                                                    14,995,898
   10,000,000  Americredit Automobile Receivables Trust Series 99-C
                 Class A4,
                 Variable Rate, 1 Month LIBOR + .48%, 6.04%, due
                 09/05/06                                                    10,037,500
   34,570,655  Anfield Road I Ltd. Series 1 Class A,
                 Variable Rate, 6 mo. LIBOR + .25%, 5.68%, due
                 11/06/06                                                    33,803,619
    9,412,986  Augusta Funding Ltd Series 97-B Class A, 144A,
                 Variable Rate, 6 mo. LIBOR + .19%, 6.95%, due
                 04/10/10                                                     9,246,788
   35,000,000  Augusta Funding Ltd. Series 10A Class F1, 144A,
                 Variable Rate, 3mo. LIBOR + .25%, 6.69%, due 06/30/17       33,600,000
    5,935,031  Banc One Student Loan Trust 94-A Class A2,
                 Variable Rate, 1 mo. LIBOR + .30%, 5.83%, due
                 10/25/16                                                     5,946,901
   30,100,000  BEA CBO Series 98-1A Class A2A, 144A, 6.72%, due
                 06/15/10                                                    26,948,906
    7,665,000  Brazos Student Loan Finance Corp Series 96-B Class A4,
                 Variable Rate, 3 mo. U.S. Treasury Bill + .50%,
                 5.54%, due 12/01/02                                          7,665,000
   12,417,000  California Infrastructure PG&E Series 97-1 Class A7,
                 6.42%, due 09/25/08                                         12,678,921
   25,000,000  California Infrastructure SCE Series 97-1 Class A5,
                 6.28%, due 09/25/05                                         25,410,156
   30,000,000  Capital One Master Trust Series 00-4 Class A,
                 Variable Rate, 1 mo. LIBOR + .14%, 5.71%, due
                 08/15/08                                                    29,985,937
   10,000,000  Chevy Chase Master Credit Card Trust Series 98-A Class
                 A,
                 Variable Rate, 1 mo. LIBOR + .15%, 5.72%, due
                 10/16/06                                                     9,989,453
   20,000,000  Chyps CBO Series 97-1A Class A2A, 144A, 6.72%, due
                 01/15/10                                                    19,700,000
    3,800,000  Cigna CBO Ltd Series 96-1 Class A2, 144A, 6.46%, due
                 11/15/08                                                     4,041,063
   19,000,000  Citibank Credit Card Issuance Trust Series 00-B2 Class
                 B2,
                 Variable Rate, 3 mo. LIBOR + .25%, 5.93%, due
                 10/15/07                                                    18,922,813
   72,143,000  Discover Card Master Trust I Series 00-1 Class A,
                 Variable Rate, 1 mo. LIBOR + .17%, 5.74%, due
                 08/16/07                                                    72,221,906
   31,000,000  Discover Card Master Trust I Series 00-2 Class A,
                 Variable Rate, 1 mo. LIBOR + .18%, 5.75%, due
                 09/18/07                                                    31,044,805

              See accompanying notes to the financial statements.              1

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                 VALUE ($)
---------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
   23,000,000  Discover Card Master Trust I series 00-5 Class A,
                 Variable Rate, 1 mo. LIBOR + .18%, 5.75%, due
                 11/15/07                                                    23,035,039
   15,000,000  Discover Card Master Trust I Series 00-8 Class A,
                 Variable Rate, 1 mo. LIBOR + .10%, 5.67%, due
                 04/15/06                                                    14,992,969
   15,000,000  Discover Card Master Trust I Series 01-2 Class A,
                 Variable Rate, 1 mo. LIBOR + .16%, 5.73%, due
                 07/15/08                                                    15,006,445
   17,895,000  Discover Card Master Trust I Series 01-2 Class B,
                 Variable Rate, 1 mo. LIBOR + .46%, 6.03%, due
                 07/15/08                                                    17,902,689
   10,000,000  Discover Card Master Trust I Series 97-3 Class A,
                 Variable Rate, 1 mo. LIBOR + .13%, 5.70%, due
                 04/16/07                                                    10,000,000
GBP 20,000,000 Earls Five Ltd Series EMTN, 3 mo. GBP LIBOR + .14%,
                 5.83%, due 02/27/08                                         28,644,078
   12,000,000  EMAC Series 98-1 Class A2, 144A, 6.38%, due 04/15/07          12,075,000
   15,000,000  Gracechurch Card Funding Plc Series 1 Class A,
                 Variable Rate, 1 mo. LIBOR + .18%, 5.75%, due
                 11/15/04                                                    15,014,063
   18,615,385  Great Point CBO Ltd. Series 98-1A Class A1, 144A,
                 Variable Rate, 6 mo. LIBOR + .30%, 7.06%, due
                 10/15/10                                                    18,449,591
   16,000,000  Honda Auto Lease Trust Series 99-A Class A4, 6.45%, due
                 09/16/02                                                    16,112,500
   10,000,000  Keycorp Student Loan Trust 95-A Class B,
                 Variable Rate, 1 mo. LIBOR + .75%, 6.28%, due
                 10/27/21                                                    10,000,000
   12,000,000  Keycorp Student Loan Trust Series 94-B Certificates,
                 Variable Rate, 1 mo. LIBOR + .73%, 6.26%, due
                 11/25/21                                                    11,992,500
   24,000,000  MBNA Master Credit Card Trust Series 00-C Class A,
                 Variable Rate, 1 mo. LIBOR + .16%, 5.73%, due
                 07/15/07                                                    24,016,875
   10,000,000  MBNA Master Credit Card Trust Series 96-A Class A,
                 Variable Rate, 1 mo. LIBOR + .21%, 5.78%, due
                 07/15/05                                                    10,024,219
    7,000,000  MBNA Master Credit Card Trust Series 97-1 Class B,
                 Variable Rate, 1 mo. LIBOR + .31%, 5.88%, due
                 01/15/07                                                     6,973,477
   47,450,000  MBNA Master Credit Card Trust Series 97-J Class A,
                 Variable Rate, 1 mo. LIBOR + .12%, 5.69%, due
                 02/15/07                                                    47,425,904
    5,000,000  MBNA Master Credit Card Trust Series 97-K Class B,
                 Variable Rate, 1 mo. LIBOR + .32%, 5.89%, due
                 04/15/08                                                     4,975,000
    4,000,000  MBNA Master Credit Card Trust Series 98-C Class B,
                 Variable Rate, 1 mo. LIBOR + .25%, 5.82%, due
                 11/15/05                                                     3,988,750
   17,000,000  MBNA Master Credit Card Trust Series 98-D Class B,
                 Variable Rate, 1 mo. LIBOR + .25%, 5.82%, due
                 12/15/05                                                    16,950,195
   10,000,000  Meridian Funding Co LLC, 144A,
                 Variable Rate, Step Up, 3 mo. LIBOR + .30%, 5.49%,
                 due 08/10/10                                                10,000,000
   25,000,000  Meridian Funding Co. LLC, 144A,
                 Variable Rate, Step Up, 2 mo. LIBOR + .37%, 5.94%,
                 due 12/22/10(a)                                             25,000,000

2             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                 VALUE ($)
---------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
   26,000,000  Meridian Funding Co. LLC,
                 Variable Rate, Step Up, 3 mo. LIBOR + .32%, 6.90%,
                 due 06/09/08                                                25,870,000
   12,341,477  Merrill Lynch CBO Series 97-F1,
                 Variable Rate, 3 mo. LIBOR + .42%, 5.79%, due
                 05/23/09                                                    11,921,867
   16,000,000  Navistar Financial Dealer Note Master Trust Series 97-1
                 Class A,
                 Variable Rate, 1 mo. LIBOR + .15%, 5.68%, due
                 08/25/03                                                    15,996,250
    8,000,000  Neiman Marcus Group Credit Card Master Trust Series
                 00-1 Class A,
                 Variable Rate, 1 mo. LIBOR + .27%, 6.15%, due
                 04/15/08                                                     8,002,500
   10,000,000  Nomura CBO Ltd Series 97-2 Class A2, Step up, 6.26%,
                 due 10/30/09                                                 9,931,250
   31,009,115  Northstar CBO Ltd. Series 97-2 Class A2, 144A,
                 Variable Rate, Step Up, 6.62%, due 07/15/09                 30,340,481
   10,000,000  Pacific Life CBO Series 98-1A Class A2A, 144A, Variable
                 Rate, Step Up, 6.56%, due 02/15/10                           9,796,875
   20,000,000  Providian Gateway Master Trust Series 00-C Class A,
                 144A,
                 Variable Rate, 1 mo. LIBOR + .22%, 5.38%, due
                 03/15/07                                                    20,000,000
   33,500,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2, 144A,
                 Variable Rate, Step Up, 6.33%, due 09/15/09                 33,510,469
   51,821,076  SHYPPCO Finance Company Series 1I Class A-2B, 6.64%,
                 due 06/15/10                                                48,582,258
    4,932,000  SMS Student Loan Trust 95-A Certificates,
                 Variable Rate, 1 mo. LIBOR + .65%, 6.18%, due
                 04/25/25                                                     4,932,000
    5,966,000  SMS Student Loan Trust Series 94-A Certificates,
                 Variable Rate, 1 mo. LIBOR + .70%, 6.41%, due
                 07/26/21                                                     5,975,322
    5,257,000  SMS Student Loan Trust Series 94-B Certificates,
                 Variable Rate, 1 mo. LIBOR + .75%, 6.28%, due
                 10/25/23                                                     5,274,250
    2,413,476  SMS Student Loan Trust Series 94-B Class A2,
                 Variable Rate, 1 mo. LIBOR + .30%, 5.83%, due
                 04/25/16                                                     2,424,412
   19,632,218  SMS Student Loan Trust Series 97-A Class A,
                 Variable Rate, 3 mo. LIBOR + .60%, 5.88%, due
                 10/27/25                                                    19,257,979
    5,008,000  Society Student Loan Trust Series 93-A Class B,
                 Variable Rate, 1 mo. LIBOR + .75%, 6.46%, due
                 07/25/03                                                     5,018,016
    4,820,835  Starvest Emerging Markets CBO-I (Registered),
                 Variable Rate, 6 mo. LIBOR + .19%, 5.60%, due
                 07/30/11                                                     4,686,756
   17,355,007  Starvest Emerging Markets CBO-I Series 1A, Class A,
                 Variable Rate, 6 mo. LIBOR + .19%, 144A, 5.60%, due
                 07/30/11                                                    16,872,321
    5,500,000  Student Loan Marketing Association Series 96-4 Class
                 A2,
                 Variable Rate, 3 mo. U.S. Treasury Bill + .64%,
                 6.67%, due 07/25/09                                          5,431,250
   26,963,000  Team Fleet Financing Corp Series 98-3 Class A, 6.13%,
                 due 10/25/04                                                26,971,426
   15,000,000  Team Fleet Financing Corp Series 99-3A Class A, 144A,
                 6.70%, due 06/25/03                                         15,164,063
   15,955,702  The Money Store Business Loan Backed Trust Series 99-1
                 Class AN,
                 Variable Rate, 1 mo. LIBOR + .50%, 6.07%, due
                 09/15/17                                                    15,970,660

              See accompanying notes to the financial statements.              3

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                 VALUE ($)
---------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
   20,000,000  Volkswagen Credit Auto Master Trust Series 2000-1 Class
                 A,
                 Variable Rate, 1 mo. LIBOR + .16%, 5.99%, due
                 08/20/07                                                    19,996,875
   10,000,000  Wachovia Credit Card Master Trust Series 00-1 Class A,
                 Variable Rate, 1 mo. LIBOR + .15%, 5.72%, due
                 12/17/07                                                    10,000,000
                                                                        ---------------
                                                                          1,176,297,919
                                                                        ---------------
               HEALTH CARE -- 9.6%
    8,000,000  DVI Healthcare Series 1998-1A Class A,
                 Variable Rate, 1 mo. LIBOR + .35%, 5.92%, due
                 01/15/04                                                     7,967,500
   19,500,000  NPF VI, Inc. Series 99-1 Class A, 144A, 6.25%, due
                 02/01/03                                                    19,670,625
   20,000,000  NPF XII, Inc. Series 00-2 Class A, 144A,
                 Variable Rate, 1 mo. LIBOR + .42%, 6.11%, due
                 03/01/03                                                    20,000,000
   12,000,000  NPF XII, Inc. Series 00-2 Class A, 144A,
                 Variable Rate, 1 mo. LIBOR + .42%, 6.05%, due
                 10/01/03                                                    11,976,000
   60,000,000  NPF XII, Inc. Series 00-3 Class A, 144A,
                 Variable Rate, 1 mo. LIBOR + .45%, 6.07%, due
                 12/01/03                                                    59,952,000
   25,000,000  NPF XII, Inc. Series 99-2 Class A, 144A, 7.05%, due
                 06/01/03                                                    25,507,813
                                                                        ---------------
                                                                            145,073,938
                                                                        ---------------
               PRINTING AND PUBLISHING -- 2.0%
   30,500,000  Big Flower Receivables Master Trust Series 96-2 Class
                 A,
                 Variable Rate, LIBOR + .25%, 5.73%, due 04/25/03            30,271,250
                                                                        ---------------

               Total Asset Backed Securities                              1,351,643,107
                                                                        ---------------
               CORPORATE DEBT -- 5.9%
   11,750,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05             11,147,813
   23,398,482  Continental Airlines Series 99-1A, 6.55%, due 02/02/19        23,363,384
    3,000,000  Eagle Pier Corp BV,
                 Variable Rate, 6 mo. LIBOR + .25%, 7.01%, due
                 10/03/01                                                     3,000,600
   27,650,000  Pemex Finance Ltd. Series 1A1 Class A2, AMBAC 144A,
                 6.30%, due 05/15/10                                         27,085,940
   25,000,000  Westralia Airports Corp, 144A, 6.48%, due 04/01/10            25,170,000
                                                                        ---------------
                                                                             89,767,737
                                                                        ---------------
               STRUCTURED NOTES -- 0.5%
    7,833,333  Polaris Funding Company, Series EMTN,
                 Variable Rate, 1 mo. LIBOR + .45%, 6.02%, due
                 01/07/05                                                     7,833,333
                                                                        ---------------

              See accompanying notes to the financial statements.
4

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                 VALUE ($)
---------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY -- 5.2%
    1,300,000  Agency for International Development Floater (Support
                 of Belize),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .50%,
                 5.16%, due 01/01/14                                          1,268,313
    5,001,250  Agency for International Development Floater (Support
                 of C.A.B.E.I.),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .40%,
                 5.06%, due 10/01/12                                          4,855,901
    2,201,642  Agency for International Development Floater (Support
                 of Honduras),
                 Variable Rate, 3 mo. U.S. Treasury Bill x 117%,
                 7.08%, due 10/01/11                                          2,124,585
   15,000,000  Agency for International Development Floater (Support
                 of India),
                 Variable Rate, 3 mo. LIBOR + .10%, 5.63%, due
                 02/01/27                                                    14,700,000
    5,817,018  Agency for International Development Floater (Support
                 of Jamaica),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .75%,
                 5.41%, due 03/30/19                                          5,780,662
   15,000,000  Agency for International Development Floater (Support
                 of Morocco),
                 Variable Rate, 6 mo. LIBOR + .15%, 5.30%, due
                 10/29/26                                                    14,737,500
    1,569,121  Agency for International Development Floater (Support
                 of Morocco),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .45%,
                 5.11%, due 11/15/14                                          1,526,950
    2,948,790  Agency for International Development Floater (Support
                 of Peru), Series A,
                 Variable Rate, 6 mo. U.S. Treasury Bill + .35%,
                 5.19%, due 05/01/14                                          2,834,524
       66,667  Agency for International Development Floater (Support
                 of Peru),
                 Variable Rate, 3 mo. U.S. Treasury Bill x 114%,
                 6.50%, due 02/01/02                                             66,375
   14,100,000  Agency for International Development Floater (Support
                 of Tunisia),
                 Variable Rate, 6 mo. LIBOR, 5.16%, due 07/01/23             13,677,000
    1,833,334  Agency for International Development Floater (Support
                 of Zimbabwe),
                 Variable Rate, 3 mo. U.S. Treasury Bill x 115%,
                 6.78%, due 01/01/12                                          1,762,292
    1,000,000  Federal Farm Credit Bank,
                 Variable Rate, CPI + 3.00%, 6.80%, due 02/14/02              1,005,200
    2,000,000  Federal Home Loan Bank,
                 Variable Rate, CPI + 3.15%, 6.96%, due 02/15/02(b)           2,013,200
      615,000  Ship Co 668, Series A, 8.50%, due 05/11/02                       620,535
    1,732,625  Small Business Administration Series 95-C, 6.88%, due
                 09/01/05                                                     1,758,615
   10,650,000  Tennessee Valley Authority Series B, 6.24%, due
                 07/15/45                                                    10,720,290
                                                                        ---------------
                                                                             79,451,942
                                                                        ---------------

               TOTAL DEBT OBLIGATIONS (COST $1,515,141,012)               1,528,696,119
                                                                        ---------------

              See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                 VALUE ($)
---------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 0.1%
               CASH EQUIVALENTS -- 0.0%
$      75,487  FleetBoston Time Deposit, 5.66%, due 4/30/01(c)                   75,487
$       6,711  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 5.52%, due 3/06/01(c)                                            6,711
       19,802  Merrimac Cash Fund Premium Class(c)                               19,802
                                                                        ---------------
                                                                                102,000
                                                                        ---------------
               COMMERCIAL PAPER -- 0.1%
$   1,644,000  Grand Funding, 5.55%, due 3/01/01                              1,644,000
                                                                        ---------------
               REPURCHASE AGREEMENT -- 0.0%
$         187  Morgan Stanley Repurchase Agreement, dated 2/28/01, due
               3/01/01, with a maturity value of $187 and an effective
               yield of 4.47%, collateralized by a U.S. Treasury
               Obligation with a rate of 0.00%, maturity date of
               8/23/01 and a market value of $9,780.                                187
                                                                        ---------------

               TOTAL SHORT-TERM INVESTMENTS (COST $1,746,187)                 1,746,187
                                                                        ---------------
               TOTAL INVESTMENTS -- 100.7%
               (Cost $1,516,887,199)                                      1,530,442,306

               Other Assets and Liabilities (net) -- (0.7%)                 (10,268,957)
                                                                        ---------------
               TOTAL NET ASSETS -- 100.0%                               $ 1,520,173,349
                                                                        ===============

              See accompanying notes to the financial statements.
6

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

               NOTES TO THE SCHEDULE OF INVESTMENTS:

144A Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC Insured as to the payment of principal and interest by AMBAC Assurance Corporation

CBO Collateralized Bond Obligation

CPI Consumer Price Index

EMTN Euromarket Medium Term Note

GBP British Pound

MBIA Insured as to the payment of principal and interest by Municipal Bond Investors Assurance

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 2001, which are subject to change based on the terms of the security, including varying reset dates.

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

(c)  Represents investments of security lending collateral (Note 1).

              See accompanying notes to the financial statements.              7

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $99,984 (cost $1,516,887,199) (Note 1)                    $1,530,442,306
   Cash                                                              450,348
   Receivable for Fund shares sold                                 2,400,000
   Interest receivable                                            10,693,954
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                        663,760
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                    6,236
   Receivable for expenses waived or borne by Manager (Note
    2)                                                                31,668
                                                              --------------
      Total assets                                             1,544,688,272
                                                              --------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)                 102,000
   Payable for Fund shares repurchased                             4,400,000
   Interest payable for open swap contracts (Notes 1 and 6)           59,975
   Payable for open swap contracts (Notes 1 and 6)                    10,985
   Payable for reverse repurchase agreements (Notes 1 and 6)      19,718,000
   Accrued expenses and other liabilities                            223,963
                                                              --------------
      Total liabilities                                           24,514,923
                                                              --------------
  NET ASSETS                                                  $1,520,173,349
                                                              ==============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,496,239,836
   Accumulated undistributed net investment income                15,531,183
   Accumulated net realized loss                                  (5,828,347)
   Net unrealized appreciation                                    14,230,677
                                                              --------------
                                                              $1,520,173,349
                                                              ==============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $1,520,173,349
                                                              ==============

SHARES OUTSTANDING:
   Class III                                                      58,165,535
                                                              ==============

NET ASSET VALUE PER SHARE:
   Class III                                                  $        26.14
                                                              ==============

8             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $2,875)   $63,344,579
                                                              -----------
      Total income                                             63,344,579
                                                              -----------
EXPENSES:
   Interest expense (Notes 1 and 6)                             1,766,142
   Custodian and transfer agent fees                              105,669
   Legal fees                                                      36,006
   Audit fees                                                      22,624
   Trustees fees (Note 2)                                           8,001
   Miscellaneous                                                    6,143
   Fees waived or borne by Manager (Note 2)                      (178,443)
                                                              -----------
      Net expenses                                              1,766,142
                                                              -----------
         Net investment income                                 61,578,437
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 182,313
      Closed futures contracts                                 (7,551,039)
      Closed swap contracts                                     1,339,928
      Foreign currency, forward contracts and foreign
      currency related transactions                              (531,910)
                                                              -----------

         Net realized loss                                     (6,560,708)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              13,427,745
      Open futures contracts                                      254,307
      Open swap contracts                                        (287,822)
      Foreign currency, forward contracts and foreign
      currency related transactions                               663,728
                                                              -----------

         Net unrealized gain                                   14,057,958
                                                              -----------

      Net realized and unrealized gain                          7,497,250
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $69,075,687
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            PERIOD FROM DECEMBER 31, 1999
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 28, 2001    THROUGH FEBRUARY 29, 2000
                                                         -----------------  -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   61,578,437            $  3,505,641
   Net realized gain (loss)                                   (6,560,708)                194,512
   Change in net unrealized appreciation (depreciation)       14,057,958                 157,131
                                                          --------------            ------------
   Net increase in net assets from operations                 69,075,687               3,857,284
                                                          --------------            ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (49,090,270)                     --
                                                          --------------            ------------
      Total distributions from net investment income         (49,090,270)                     --
                                                          --------------            ------------
   Net share transactions: (Note 5)
      Class III                                            1,162,086,965             334,243,683
                                                          --------------            ------------
   Increase in net assets resulting from net share
    transactions                                           1,162,086,965             334,243,683
                                                          --------------            ------------
      Total increase in net assets                         1,182,072,382             338,100,967
NET ASSETS:
   Beginning of period                                       338,100,967                      --
                                                          --------------            ------------
   End of period (including accumulated undistributed
    net investment income of $15,531,183 and
    $3,505,641, respectively)                             $1,520,173,349            $338,100,967
                                                          ==============            ============

10            See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                     PERIOD FROM
                                                                                  DECEMBER 31, 1999
                                                                                    (COMMENCEMENT
                                                              YEAR ENDED        OF OPERATIONS) THROUGH
                                                         FEBRUARY 28, 2001(D)     FEBRUARY 29, 2000
                                                         ---------------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    25.29               $  25.00
                                                              ----------               --------

Income from investment operations:
   Net investment income                                            1.83++                 0.26
   Net realized and unrealized gain                                 0.07                   0.03
                                                              ----------               --------

      Total from investment operations                              1.90                   0.29
                                                              ----------               --------

Less distributions to shareholders:
   From net investment income                                      (1.05)                    --
                                                              ----------               --------

      Total distributions                                          (1.05)                    --
                                                              ----------               --------
NET ASSET VALUE, END OF PERIOD                                $    26.14               $  25.29
                                                              ==========               ========
TOTAL RETURN(A)                                                     7.61%                  1.16%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $1,520,173               $338,101
   Net operating expenses to average daily net assets               0.00%                  0.00% *
   Interest expense to average daily net assets                     0.20%                  0.40%*
   Total net expenses to average daily net assets                   0.20%(c)               0.40%*(c)
   Net investment income to average daily net assets                7.05%                  6.77%*
   Portfolio turnover rate                                            39%                     4%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share
     amounts:                                                 $     0.01                     --(b)

(a) The total return would have been lower had certain expenses not been waived during the period shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 7.06% to 7.05%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.
*    Annualized.
+    Not annualized.
++   Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             11

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Alpha LIBOR Fund (the "Fund") , which commenced operations on December 31, 1999, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return by investing primarily in relatively high quality, low volatility fixed income instruments. The Fund's benchmark is the J.P. Morgan U.S. 3-month Cash Index..

      Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

               Net Unrealized         Accumulated Undistributed  Accumulated Undistributed
         Appreciation/(Depreciation)    Net Investment Income        Net Realized Loss
         ---------------------------  -------------------------  -------------------------
                   $15,588                    $(15,716)                    $128

      The effect of this change for the year ended February 28, 2001 was to decrease net investment income by $80,492, increase net unrealized appreciation/depreciation by $81,522, and decrease net realized loss by $1,030. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2001, the total value of these securities represented 30% of net assets. Included in this total are U.S. Government backed securities and other highly rated collateralized debt obligations that represent 13% of net assets at February 28, 2001.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 the Fund had no written option contracts outstanding.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. Forward swap spread lock swap agreements involve Commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security during the swap period. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2001.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2001, the Fund had entered into one reverse repurchase agreement having a market value of $19,718,000, collateralized by securities with a market value of $20,264,832. See Note 6 for a summary of open reverse repurchase agreements as of February 28, 2001.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $99,984 collateralized by cash equivalents in the amount of $102,000, which was invested in short term instruments.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      The Fund has elected to defer to March 1, 2001 post October losses of $3,042,646.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code of $2,822,676, expiring in 2009.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions and amortization of premiums and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001 This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
             $(446,909)         $537,721          $(90,812)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective July 26, 2000, the Fund no longer charges a purchase premium. Prior to July 26, 2000, the premium on cash purchases of Fund shares was .05% of the amount invested. The premium was waived with respect to any portion of a purchase that was offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was waived if the purchaser made an in-kind purchase of Fund shares. For the year ended February 29, 2000 and the period from March 1, 2000 through July 26, 2000, the Fund received $11,066 and $63,173 in purchase premiums, respectively. There was no premium for redemptions or reinvested distributions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO does not charge the Fund any management or service fees. In addition, GMO has contractually agreed to reimburse all of the Fund's expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) until June 30, 2001.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $8,001. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                    Purchases        Sales
                                                                  --------------  ------------
         U.S. Government securities                               $    4,601,250  $  4,601,250
         Investments (non-U.S. Government securities)              1,515,368,416   348,127,600

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
         $1,516,887,199    $14,773,448       $(1,218,341)     $13,555,107

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 82.5% of the outstanding shares of the Fund were held by four Funds, each holding in excess of 10% of the Funds outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                            Period from
                                                                                         December 31, 1999
                                                                                          (commencement of
                                                                Year Ended                  operations)
                                                             February 28, 2001       through February 29, 2000
                                                        ---------------------------  --------------------------
                                                          Shares         Amount        Shares        Amount
         Class III:                                     -----------  --------------  -----------  -------------
         Shares sold                                     61,587,380  $1,598,934,770  13,962,351   $349,243,683
         Shares issued to shareholders
           in reinvestment of distributions               1,908,486      49,090,270          --             --
         Shares repurchased                             (18,697,649)   (485,938,075)   (595,033)   (15,000,000)
                                                        -----------  --------------  ----------   ------------
         Net increase                                    44,798,217  $1,162,086,965  13,367,318   $334,243,683
                                                        ===========  ==============  ==========   ============

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      The Fund was formed with a taxable contribution of securities in-kind, which had a market value of $327,112,459 on the date of contribution.

      During the year ended February 28, 2001, the Fund received securities with a market value of $355,414,876 in exchange for an equal value of the Fund's shares. Such amounts are included in the shares transactions above.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FORWARD CURRENCY CONTRACTS

         Settlement                                              Net Unrealized
            Date     Deliver   Units of Currency      Value       Appreciation
         ----------  --------  -----------------  -------------  --------------

           Sales
            3/6/01   GBP            20,000,000     $28,844,240      $663,760
                                                                    ========

      FUTURES CONTRACTS

                                                                                 Net Unrealized
         Number of                                                   Contract     Appreciation
         Contracts              Type              Expiration Date     Value      (Depreciation)
         ---------  ----------------------------  ---------------  ------------  --------------

           Buys
               34   U.S. Treasury Note 10 Yr.     June 2001         $3,601,875      $ 50,820
                                                                                    ========

           Sales
               26   U.S. Treasury Note 5 Yr.      June 2001         $2,731,625      $(27,993)
                                                                                    ========

      At February 28, 2001, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS

         Face Value                         Description                        Market Value
         -----------  -------------------------------------------------------  ------------
                      Barclays Bank, 6.125%, dated 1/18/01, to be repurchased
         $19,718,000  on demand plus accrued interest.                         $ 19,718,000
                                                                               ============

         Average balance outstanding                                             26,594,367
         Average interest rate                                                         6.62%
         Maximum balance outstanding                                            112,790,920
         Average shares outstanding                                              33,732,486
         Average balance per share outstanding                                          .79

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

      SWAP AGREEMENTS

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

         FORWARD SWAP SPREAD LOCK SWAPS
           10,000,000 USD     4/04/01   Agreement with Morgan Guaranty Trust Company dated   $   267,913
                                        4/04/00 to pay (receive) the notional amount
                                        multiplied by the difference between the 10 year
                                        swap spread and a fixed spread times the duration
                                        of the 10 year swap rate.
           17,000,000 USD     5/16/01   Agreement with UBS AG dated 5/12/00 to pay               664,293
                                        (receive) the notional amount multiplied by the
                                        difference between the 10 year swap spread and a
                                        fixed spread times the duration of the 10 year
                                        swap rate.
           30,000,000 USD     9/13/01   Agreement with Morgan Guaranty Trust Company dated       889,553
                                        9/13/00 to pay (receive) the notional amount
                                        multiplied by the difference between the 10 year
                                        swap spread and a fixed spread times the duration
                                        of the 10 year swap rate.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------
          500,000,000 USD    10/17/01   Agreement with Bear Stearns Bank Plc dated             1,441,948
                                        10/13/00 to pay (receive) the notional amount
                                        multiplied by the difference between the 2 year
                                        swap spread and a fixed spread times the duration
                                        of the 2 year swap rate.
          500,000,000 USD    12/17/01   Agreement with Bear Stearns Bank Plc dated             1,292,689
                                        12/01/00 to pay (receive) the notional amount
                                        multiplied by the difference between the 2 year
                                        swap spread and a fixed spread times the duration
                                        of the 2 year swap rate.
          100,000,000 USD     1/18/02   Agreement with Goldman Sachs International dated         370,179
                                        1/16/01 to pay (receive) the notional amount
                                        multiplied by the difference between the 5 year
                                        swap spread and a fixed spread times the duration
                                        of the 5 year swap rate.

         INTEREST RATE SWAPS
          100,000,000 USD     1/18/06   Agreement with Goldman Sachs International dated      (1,546,096)
                                        1/16/01 to pay the notional amount multiplied by
                                        5.82% and to receive the notional amount
                                        multiplied by the 3 month LIBOR adjusted for a
                                        specified spread.
           30,000,000 USD     1/12/07   Agreement with UBS AG dated 1/10/00 to pay the        (2,500,363)
                                        notional amount multiplied by 7.2175% and to
                                        receive the notional amount multiplied by the 3
                                        month LIBOR adjusted for a specified spread.
           40,000,000 USD     1/24/11   Agreement with Goldman Sachs International dated        (831,299)
                                        1/19/01 to pay the notional amount multiplied by
                                        6.0675% and to receive the notional amount
                                        multiplied by the 3 month LIBOR adjusted by a
                                        specified spread.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

         TOTAL RETURN SWAPS
           25,000,000 USD     2/01/02   Agreement with UBS AG dated 1/22/01 to pay               (59,802)
                                        (receive) the notional amount multiplied by the
                                        return on the Lehman Brothers Baa Total Return
                                        Index and to receive the notional amount
                                        multiplied by the 1 month LIBOR adjusted by a
                                        specified spread.+
                                                                                             -----------
                                                                                             $   (10,985)
                                                                                             ===========

         +    This swap agreement is fair valued (Note 1).
         See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO ALPHA LIBOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha LIBOR Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Core Fund returned 0.8% for the fiscal year ended February 28, 2001, as compared to -8.2% for the S&P 500.

For the fiscal year, the best performing sectors in the S&P 500 Index were health care, financial services, consumer staples and energy. Technology, the weakest performing sector, fell almost 50% during the fiscal year. Value stocks across all market capitalization sectors outperformed growth stocks, and small cap value was the most successful segment of the market.

The Fund's outperformance of the benchmark for the period is attributable to both sector and stock selection. The Fund's underweight in the technology sector added over 2%. Overweight positions in the financial services and auto/transportation sectors also added value over the benchmark. These gains were somewhat offset by the Fund's underweight positions in strong performing sectors (heath care and integrated oils) and an overweight position in the weak performing telephone utility sector.

Good stock selection contributed significantly to the Fund's outperformance relative to the benchmark for the fiscal year. Selection was particularly strong among financial services, technology, consumer discretionary and utility stocks. Weak selection among pharmaceutical and auto/transportation stocks detracted from performance.

Our intrinsic value stock selection discipline, which has a strong recent record of selecting relatively undervalued stocks outside traditional value filters, again added value in the current fiscal year. During the year, we also transitioned from our price to book stock selection discipline to a price to normalized earnings discipline, wherein stocks with low price to normalized earnings values are ranked highly. Normalizing earnings over several years allows us to calculate a better estimate of a company's ongoing earning power. Both price to book and price to normalized earnings added value to the Fund. Our momentum discipline, on the other hand, detracted from performance.

OUTLOOK

The portfolio is conservatively positioned, with a lower price to book, lower price to earnings and a higher dividend yield than the S&P 500. Despite recent strong performance, value stocks are significantly undervalued compared to growth stocks. We believe that our process of combining value and momentum disciplines in the U.S. Core Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the financial services and auto/ transportation sectors. We have reduced exposure in the technology and consumer discretionary sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO U.S. CORE FUND CLASS III SHARES AND THE S&P 500 INDEX
AS OF FEBRUARY 28, 2001

AVERAGE ANNUAL TOTAL RETURN
                             1 Year  5 Year  10 Year  Since Inception
                                                               6/7/96
Class II*                     0.75%     n/a      n/a           17.11%
Class III                     0.83%  17.06%   16.67%              n/a
                                                               1/9/98
Class IV                      0.92%     n/a      n/a           13.69%

  DATE    GMO U.S. CORE FUND-III  S&P 500 INDEX
2/28/91                  $10,000        $10,000
3/31/91                  $10,218        $10,242
6/30/91                  $10,059        $10,219
9/30/91                  $10,560        $10,765
12/31/91                 $11,435        $11,668
3/31/92                  $11,129        $11,375
6/30/92                  $11,473        $11,591
9/30/92                  $11,655        $11,957
12/31/92                 $12,114        $12,560
3/31/93                  $12,896        $13,108
6/30/93                  $13,186        $13,172
9/30/93                  $13,843        $13,512
12/31/93                 $14,086        $13,826
3/31/94                  $13,653        $13,300
6/30/94                  $13,681        $13,356
9/30/94                  $14,268        $14,009
12/31/94                 $14,419        $14,008
3/31/95                  $15,736        $15,371
6/30/95                  $17,459        $16,839
9/30/95                  $19,354        $18,177
12/31/95                 $20,656        $19,271
3/31/96                  $21,399        $20,306
6/30/96                  $22,117        $21,217
9/30/96                  $22,733        $21,873
12/31/96                 $24,293        $23,696
3/31/97                  $24,887        $24,331
6/30/97                  $28,930        $28,579
9/30/97                  $32,326        $30,720
12/31/97                 $32,819        $31,602
3/31/98                  $37,117        $36,009
6/30/98                  $37,881        $37,198
9/30/98                  $34,247        $33,498
12/31/98                 $40,923        $40,632
3/31/99                  $42,416        $42,656
6/30/99                  $45,584        $45,663
9/30/99                  $42,470        $42,811
12/31/99                 $48,532        $49,180
3/31/00                  $50,458        $50,308
6/30/00                  $48,652        $48,971
9/30/00                  $50,965        $48,497
12/31/00                 $48,676        $44,702
2/28/01                  $46,797        $42,068

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective April 7, 2000, the Fund ceased charging a 14 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.
* Class II performance includes Class III performance for the period November 17, 1997 to January 9, 1998, during which no Class II shares were outstanding.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.9%
               AEROSPACE -- 1.8%
      149,700  Boeing Co                                                     9,311,340
        9,900  General Dynamics Corp                                           674,982
       62,600  Goodrich (BF) Co                                              2,531,544
      444,000  Lockheed Martin Corp                                         16,632,240
      185,500  Northrop Grumman Corp                                        17,427,725
      106,600  Textron Inc                                                   5,647,668
                                                                        --------------
                                                                            52,225,499
                                                                        --------------
               AUTOMOTIVE -- 4.2%
      541,900  Delphi Automotive Systems                                     7,602,857
       92,100  Eaton Corp                                                    6,552,915
    1,859,684  Ford Motor Co                                                51,717,812
      793,716  General Motors Corp                                          42,320,937
      161,400  Genuine Parts Co                                              4,351,344
       24,700  Goodyear Tire & Rubber Co                                       629,850
      224,500  TRW Inc                                                       8,764,480
                                                                        --------------
                                                                           121,940,195
                                                                        --------------
               BANKING AND FINANCIAL SERVICES -- 16.4%
       66,300  Amsouth Bancorp                                               1,154,946
      903,300  Autozone Inc                                                 31,859,391
    1,088,209  Bank of America Corp                                         54,356,040
      197,079  Bear Stearns Cos Inc                                         10,283,582
       61,200  Capital One Financial Corp                                    3,381,300
      371,000  Charles Schwab & Co Inc                                       7,753,900
      135,758  Citigroup Inc                                                 6,676,578
       80,200  Comerica Inc                                                  5,104,730
      102,800  Countrywide Credit Industries Inc                             4,546,844
      956,600  Fannie Mae                                                   76,241,020
    1,084,900  First Union Corp                                             35,118,213
      454,600  FleetBoston Financial Corp                                   18,752,250
      277,700  Franklin Resources Inc                                       11,591,198
      617,500  Freddie Mac                                                  40,662,375
       83,500  Golden West Financial Corp                                    4,579,975
      339,500  Household International Inc                                  19,663,840
      770,940  J.P. Morgan Chase & Co                                       35,972,060
      227,000  Keycorp                                                       5,902,000
       43,900  Lehman Brothers Holdings Inc                                  3,013,735

              See accompanying notes to the financial statements.              1

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
      303,300  MBNA Corp                                                     9,972,504
      182,800  Merrill Lynch & Co. Inc                                      10,949,720
      228,100  MGIC Investment Corp                                         13,218,395
       58,500  Morgan Stanley Dean Witter & Co                               3,810,105
      261,700  National City Corp                                            7,118,240
       86,500  PNC Bank Corp                                                 6,011,750
      146,700  Providian Financial Corp                                      7,336,467
       65,500  State Street Corp                                             6,579,475
      134,400  Summit Bancorp                                                5,644,800
       39,500  Union Planters Corp                                           1,503,370
      160,800  UnionBanCal Corp                                              4,280,496
       35,000  USA Education Inc                                             2,538,550
      106,100  Wachovia Corp                                                 6,699,154
      382,500  Washington Mutual Inc                                        19,649,025
                                                                        --------------
                                                                           481,926,028
                                                                        --------------
               CHEMICALS -- 2.1%
      208,300  Air Products and Chemicals                                    8,446,565
      357,257  Dow Chemical Co                                              11,721,602
      272,300  Du Pont (E.I.) De Nemours                                    11,896,787
      279,800  PPG Industries Inc                                           14,297,780
      234,300  Praxair Inc                                                  10,449,780
      235,600  Sherwin Williams Co                                           5,913,560
                                                                        --------------
                                                                            62,726,074
                                                                        --------------
               COMPUTER AND OFFICE EQUIPMENT -- 6.7%
      103,200  Advanced Micro Devices Inc*                                   2,218,800
    1,312,300  Cisco Systems Inc*                                           31,085,106
      903,100  Computer Associates International Inc                        28,167,689
      694,100  Dell Computer Corp*                                          15,183,437
      746,400  EMC Corp*                                                    29,676,864
      624,400  Gateway Inc*                                                 10,739,680
       97,000  IBM Corp                                                      9,690,300
      151,900  Micron Technology Inc*                                        5,198,018
    2,423,800  Oracle Corp*                                                 46,052,200
      177,400  Palm Inc*                                                     3,082,325
       57,600  Rational Software Corp*                                       2,012,400
      442,000  Sun Microsystems Inc*                                         8,784,750

2             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMPUTER AND OFFICE EQUIPMENT -- CONTINUED
      953,500  Xerox Corp                                                    5,759,140
                                                                        --------------
                                                                           197,650,709
                                                                        --------------
               CONSUMER GOODS -- 2.4%
       56,700  Avon Products Inc                                             2,407,482
      321,700  Eastman Kodak Co                                             14,476,500
      188,800  Fortune Brands Inc                                            6,377,664
      107,200  Johnson Controls                                              7,126,656
      292,400  Jones Apparel Group Inc*                                     11,228,160
      120,900  Mattel Co                                                     2,050,464
      183,100  Newell Rubbermaid Inc                                         4,817,361
      134,000  Nike Inc, Class B                                             5,232,700
      199,300  Procter and Gamble Co                                        14,050,650
       56,700  VF Corp                                                       2,046,303
                                                                        --------------
                                                                            69,813,940
                                                                        --------------
               ELECTRONIC EQUIPMENT -- 2.7%
      462,100  ADC Telecommunications Inc*                                   5,140,862
      451,100  Altera Corp*                                                 10,431,688
      201,900  Emerson Electric Co                                          13,507,110
      522,100  General Electric Co                                          24,277,650
      120,400  Juniper Networks Inc*                                         7,773,325
       52,000  Linear Technology Corp                                        2,060,500
      379,600  Raytheon Co, Class B                                         12,606,516
       97,000  Sanmina Corp*                                                 2,891,813
                                                                        --------------
                                                                            78,689,464
                                                                        --------------
               ENTERTAINMENT & LEISURE -- 0.4%
      142,500  Fox Entertainment Group Inc, Class A*                         3,405,750
      201,200  Park Place Entertainment Corp*                                2,243,380
      208,700  The Walt Disney Co                                            6,459,265
                                                                        --------------
                                                                            12,108,395
                                                                        --------------
               FOOD AND BEVERAGE -- 2.5%
      153,957  Archer Daniels Midland Co                                     2,317,053
      115,300  Campbell Soup Co                                              3,450,929
      247,500  Coca Cola Co                                                 13,124,925
      398,100  ConAgra Foods Inc                                             7,834,608

              See accompanying notes to the financial statements.              3

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               FOOD AND BEVERAGE -- CONTINUED
       25,400  General Mills Co                                              1,139,190
       73,500  Heinz (HJ) Co                                                 3,129,630
       90,800  Keebler Food Co                                               3,809,968
      151,000  Kellogg Co                                                    4,015,090
      330,700  Pepsi Bottling Group Inc                                     13,343,745
      361,600  Pepsico Inc                                                  16,662,528
      273,500  Sara Lee Corp                                                 5,932,215
                                                                        --------------
                                                                            74,759,881
                                                                        --------------
               HEALTH CARE -- 3.1%
       13,100  Baxter International Inc                                      1,206,379
      917,700  Boston Scientific Corp*                                      15,132,873
      220,900  Cardinal Health Inc                                          22,421,350
      114,500  Forest Laboratories Inc*                                      7,961,185
      553,100  Health Management Associates Inc*                             9,568,630
      108,200  Johnson & Johnson                                            10,531,106
       78,200  Quest Diagnostics Inc*                                        8,242,280
      233,500  Tenet Healthcare Corp                                        10,771,355
       54,100  Wellpoint Health Network*                                     5,347,785
                                                                        --------------
                                                                            91,182,943
                                                                        --------------
               INSURANCE -- 4.9%
      310,900  Aetna Inc*                                                   11,574,807
      927,600  Allstate Corp                                                36,974,136
       79,450  AMBAC Inc                                                     4,480,980
       58,600  American General Corp                                         4,467,664
       46,900  American International Group Inc                              3,836,420
       36,600  Chubb Corp                                                    2,626,050
       52,900  Cigna Corp                                                    5,801,543
       90,200  CNA Financial Corp*                                           3,410,462
      125,900  Hartford Financial Services Group Inc                         8,038,715
      121,400  John Hancock Financial Services                               4,176,160
       71,700  Lincoln National Corp                                         3,145,479
      175,000  Loews Corp                                                   19,017,250
      164,000  MBIA Inc                                                     12,460,720
       96,800  Saint Paul Cos Inc                                            4,480,872
       43,000  Torchmark Corp                                                1,495,540
      153,400  UnitedHealth Group Inc                                        9,085,882

4             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
      369,900  Unumprovident Corp                                            9,680,283
                                                                        --------------
                                                                           144,752,963
                                                                        --------------
               MACHINERY -- 1.6%
      340,300  Applied Materials Inc*                                       14,377,675
      159,900  Baker Hughes Inc                                              6,268,080
      171,000  Caterpillar Inc                                               7,113,600
      157,500  Deere and Co                                                  6,410,250
      199,700  Ingersoll Rand Co                                             8,656,995
       89,200  Parker-Hannifin Corp                                          3,838,276
                                                                        --------------
                                                                            46,664,876
                                                                        --------------
               MANUFACTURING -- 0.9%
      261,000  Corning Inc                                                   7,073,100
      194,100  Illinois Tool Works Inc                                      11,752,755
      175,900  Leggett & Platt Inc                                           3,401,906
       35,700  Owens Illinois Inc*                                             280,245
       98,200  Rockwell International Corp                                   4,513,272
                                                                        --------------
                                                                            27,021,278
                                                                        --------------
               METALS AND MINING -- 0.1%
       62,600  Alcan Aluminum Ltd                                            2,309,314
                                                                        --------------
               OIL AND GAS -- 2.6%
      306,400  Anadarko Petroleum Corp                                      19,150,000
       32,500  Burlington Resources Inc                                      1,460,550
       41,400  Chevron Corp                                                  3,546,324
      293,700  EOG Resources Inc                                            12,805,320
      189,105  Exxon Mobil Corp                                             15,326,960
       67,600  Occidental Petroleum Corp                                     1,621,724
       17,800  Phillips Petroleum Co                                           948,918
       38,600  Texaco Inc                                                    2,474,260
      186,350  Transocean Sedco Forex Inc                                    8,969,026
       13,900  Unocal Corp                                                     490,114
      327,400  USX - Marathon Group                                          9,042,788
                                                                        --------------
                                                                            75,835,984
                                                                        --------------

              See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               PAPER AND ALLIED PRODUCTS -- 0.0%
       18,400  Kimberly-Clark Corp                                           1,315,600
                                                                        --------------
               PHARMACEUTICALS -- 11.8%
      971,700  Abbott Laboratories                                          47,603,583
      273,800  Alza Corp*                                                   10,828,790
      370,900  American Home Products Corp                                  22,910,493
      929,100  Bristol Myers Squibb Co                                      58,914,231
      441,800  Lilly (Eli) & Co                                             35,105,428
      172,500  McKesson HBOC Inc                                             5,016,300
      423,800  Merck & Co Inc                                               33,988,760
    1,392,700  Pfizer Inc                                                   62,671,500
      519,200  Pharmacia Corp                                               26,842,640
      898,300  Schering Plough Corp                                         36,156,575
       99,700  Watson Pharmaceutical Inc*                                    5,533,350
                                                                        --------------
                                                                           345,571,650
                                                                        --------------
               PRIMARY PROCESSING -- 0.0%
       35,800  Nucor Corp                                                    1,582,360
                                                                        --------------
               REFINING -- 1.3%
      368,000  Conoco Inc                                                   10,396,000
      114,600  Conoco Inc, Class B                                           3,300,480
      225,300  Royal Dutch Petroleum Co                                     13,141,749
      258,700  Tosco Corp                                                   10,360,935
                                                                        --------------
                                                                            37,199,164
                                                                        --------------
               RETAIL TRADE -- 6.0%
      683,852  Albertsons Inc                                               19,865,901
      223,400  Autozone Inc*                                                 5,643,084
       83,800  CVS Corp                                                      5,111,800
      202,500  Dollar General Corp                                           3,766,500
      393,900  Federated Department Stores Inc*                             19,045,065
      448,800  Kroger Co*                                                   10,878,912
      350,900  May Department Stores Co                                     13,892,131
       38,200  McDonald's Corp                                               1,123,080
      166,700  Penney (JC) Co Inc                                            2,697,206
      370,800  Safeway Inc*                                                 20,138,148
      642,500  Sears Roebuck & Co                                           26,374,625
      433,200  The Gap Inc                                                  11,800,368

6             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
      254,500  Toys R Us Inc*                                                6,260,700
      152,400  Wal Mart Stores Inc                                           7,633,716
      462,200  Walgreen Co                                                  20,484,704
                                                                        --------------
                                                                           174,715,940
                                                                        --------------
               SERVICES -- 1.5%
      142,900  Ceridian Corp*                                                2,890,867
       39,600  Convergys Corp*                                               1,677,456
       95,800  Equifax Inc                                                   2,903,698
      276,800  Hilton Hotels Corp                                            2,964,528
       48,000  Marriott International Inc, Class A                           2,048,640
       46,500  Paychex Inc                                                   1,857,094
      267,400  Robert Half International Inc*                                6,433,644
      146,700  VeriSign Inc*                                                 7,037,023
      662,300  Waste Management Inc                                         16,802,551
                                                                        --------------
                                                                            44,615,501
                                                                        --------------
               TECHNOLOGY -- 5.7%
       44,200  BEA Systems Inc*                                              1,696,175
      397,000  BMC Software Inc*                                            11,959,625
      120,600  Brocade Communications Systems Inc*                           4,680,788
      562,000  Compaq Computer Corp                                         11,352,400
       71,100  DST Systems Inc*                                              4,337,100
      959,400  Honeywell International Inc                                  44,813,574
    1,616,800  Intel Corp                                                   46,179,850
      101,080  JDS Uniphase Corp*                                            2,703,890
      218,300  Microsoft Corp*                                              12,879,700
      104,700  Network Appliance Inc*                                        3,114,825
       44,000  Siebel Systems Inc*                                           1,683,000
      185,100  Sungard Data Systems Inc*                                    10,310,070
      108,900  Veritas Software Corp*                                        7,071,694
       48,500  Waters Corp*                                                  3,194,210
                                                                        --------------
                                                                           165,976,901
                                                                        --------------
               TELECOMMUNICATIONS -- 6.3%
    1,722,682  AT & T Corp                                                  39,621,686
      368,800  Bellsouth Corp                                               15,474,848
       27,472  McDATA Corp*                                                    491,062
      422,700  Nortel Networks Corp                                          7,815,723

              See accompanying notes to the financial statements.              7

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- CONTINUED
      140,761  Qwest Communications International Inc*                       5,203,934
       50,000  Redback Networks Inc*                                         1,542,970
    1,155,566  SBC Communications Inc                                       55,120,498
      963,590  Verizon Communications                                       47,697,705
      660,327  WorldCom Inc*                                                10,977,936
                                                                        --------------
                                                                           183,946,362
                                                                        --------------
               TOBACCO -- 2.5%
    1,446,300  Philip Morris Cos Inc                                        69,682,734
       80,500  RJ Reynolds Tobacco Holdings                                  4,548,250
                                                                        --------------
                                                                            74,230,984
                                                                        --------------
               TRANSPORTATION -- 2.6%
      341,000  AMR Corp*                                                    11,338,250
      670,200  Burlington Northern Santa Fe Railroad Co                     20,112,702
      286,900  CSX Corp                                                      9,593,936
      195,300  Delta Air Lines Inc                                           8,226,036
      368,900  Norfolk Southern Corp                                         6,673,401
      384,600  Southwest Airlines Inc                                        7,153,560
      229,100  Union Pacific Corp                                           12,586,754
                                                                        --------------
                                                                            75,684,639
                                                                        --------------
               UTILITIES -- 4.8%
       53,000  Allegheny Energy Inc                                          2,514,850
       84,500  Ameren Corp                                                   3,563,365
      126,400  American Electric Power Inc                                   6,009,056
      122,100  Cinergy Corp                                                  3,984,123
      158,700  Consolidated Edison Inc                                       5,851,269
       78,300  Constellation Energy Group Inc                                3,343,410
       28,400  Dominion Resources Inc                                        1,861,904
      125,400  DTE Energy Co                                                 4,553,274
      265,600  Duke Power Co                                                10,823,200
      114,200  Dynegy Inc                                                    5,367,400
      382,500  Edison International                                          5,699,250
      109,767  El Paso Corp                                                  7,716,620
      151,900  Entergy Corp                                                  5,898,277
      124,000  Exelon Corp                                                   8,105,880
      149,300  Firstenergy Corp                                              4,205,781
       78,800  FPL Group Inc                                                 5,125,940

8             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
      156,600  General Public Utilities Inc                                  4,853,034
       25,500  Keyspan Corp                                                    993,225
      442,100  PG & E Corp                                                   6,171,716
       32,500  Pinnacle West Capital Corp                                    1,509,625
       81,800  PPL Corp                                                      3,737,442
       96,200  Progress Energy Inc                                           4,161,612
      114,700  Public Service Enterprise Group Inc                           5,139,707
      238,900  Reliant Energy Inc                                           10,036,189
      145,100  Sempra Energy                                                 3,242,985
      236,100  Southern Co                                                   7,307,295
      137,700  TXU Corp                                                      5,678,748
      123,095  Xcel Energy Inc                                               3,471,279
                                                                        --------------
                                                                           140,926,456
                                                                        --------------

               TOTAL COMMON STOCKS (COST $2,841,606,323)                 2,785,373,100
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 7.9%
               CASH EQUIVALENTS -- 2.9%
$   2,722,271  FleetBoston Time Deposit, 5.66%, due 4/30/01(a)               2,722,271
$   4,663,388  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 5.52%, due 3/06/01(a)                                       4,663,388
    9,191,635  Merrimac Cash Fund Premium Class(a)                           9,191,635
$  69,500,000  Prudential Securities Group, Inc. Master Note, 5.84%,
                 due 9/06/01(a)                                             69,500,000
                                                                        --------------
                                                                            86,077,294
                                                                        --------------
               U.S. GOVERNMENT -- 0.4%
$  10,500,000  U.S. Treasury Bill, 6.02 %, due 3/08/01(b)                   10,487,975
                                                                        --------------

              See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 4.6%
$ 135,296,415  Salomon Smith Barney Inc. Repurchase Agreement, dated
               02/28/01, due 3/01/01, with a maturity value of
               $135,313,139, and an effective yield of 4.45%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/21, and a market
               value, including accrued interest, of $138,039,133.         135,296,415
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $231,861,684)            231,861,684
                                                                        --------------
               TOTAL INVESTMENTS -- 102.8%
               (Cost $3,073,468,007)                                     3,017,234,784

               Other Assets and Liabilities (net) -- (2.8%)                (82,815,427)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $2,934,419,357
                                                                        ==============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

10            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $82,858,947 (cost $3,073,468,007) (Note 1)                $3,017,234,784
   Cash                                                               32,935
   Receivable for Fund shares sold                                   276,899
   Dividends and interest receivable                               5,524,411
   Receivable for expenses waived or borne by Manager (Note
    2)                                                                39,032
                                                              --------------
      Total assets                                             3,023,108,061
                                                              --------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)              86,077,294
   Payable for Fund shares repurchased                               409,785
   Payable to affiliate for (Note 2):
      Management fee                                                 772,125
      Shareholder service fee                                        310,484
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  906,100
   Accrued expenses                                                  212,916
                                                              --------------
      Total liabilities                                           88,688,704
                                                              --------------
NET ASSETS                                                    $2,934,419,357
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $3,007,844,280
   Accumulated undistributed net investment income                10,372,102
   Accumulated net realized loss                                 (24,538,227)
   Net unrealized depreciation                                   (59,258,798)
                                                              --------------
                                                              $2,934,419,357
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $  114,454,010
                                                              ==============
   Class III shares                                           $1,532,123,743
                                                              ==============
   Class IV shares                                            $1,287,841,604
                                                              ==============
SHARES OUTSTANDING:
   Class II                                                        8,210,919
                                                              ==============
   Class III                                                     109,793,442
                                                              ==============
   Class IV                                                       92,399,701
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class II                                                   $        13.94
                                                              ==============
   Class III                                                  $        13.95
                                                              ==============
   Class IV                                                   $        13.94
                                                              ==============

              See accompanying notes to the financial statements.             11

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $130,749)           $46,287,906
   Interest (including securities lending income of
    $620,988)                                                   9,256,522
                                                              -----------
      Total income                                             55,544,428
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                     10,479,887
   Custodian and transfer agent fees                              474,783
   Legal fees                                                     125,494
   Audit fees                                                      56,604
   Trustees fees (Note 2)                                          30,967
   Registration fees                                                6,676
   Miscellaneous                                                   31,056
   Fees waived or borne by Manager (Note 2)                      (725,580)
                                                              -----------
                                                               10,479,887
   Shareholder service fee (Note 2)
      Class II                                                    234,230
      Class III                                                 2,478,487
      Class IV                                                  1,487,777
                                                              -----------
      Net expenses                                             14,680,381
                                                              -----------
         Net investment income                                 40,864,047
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             243,971,680
      Closed futures contracts                                 (4,805,434)
                                                              -----------
         Net realized gain                                    239,166,246
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                             (242,246,206)
      Open futures contracts                                   (2,453,460)
                                                              -----------
         Net unrealized loss                                  (244,699,666)
                                                              -----------
      Net realized and unrealized loss                         (5,533,420)
                                                              -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $35,330,627
                                                              ===========

12            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   40,864,047     $   43,607,224
   Net realized gain                                         239,166,246        818,467,480
   Change in net unrealized appreciation (depreciation)     (244,699,666)      (425,892,647)
                                                          --------------     --------------
   Net increase in net assets from operations                 35,330,627        436,182,057
                                                          --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class II                                                (1,096,376)        (1,009,817)
      Class III                                              (18,733,174)       (21,707,190)
      Class IV                                               (17,028,260)       (21,473,272)
                                                          --------------     --------------
      Total distributions from net investment income         (36,857,810)       (44,190,279)
                                                          --------------     --------------
   Net realized gains
      Class II                                               (17,224,146)       (19,476,292)
      Class III                                             (261,486,453)      (357,534,849)
      Class IV                                              (223,029,029)      (322,165,035)
                                                          --------------     --------------
      Total distributions from net realized gains           (501,739,628)      (699,176,176)
                                                          --------------     --------------
   In excess of net realized gains
      Class II                                                  (350,782)                --
      Class III                                               (5,325,364)                --
      Class IV                                                (4,542,150)                --
                                                          --------------     --------------
      Total distributions in excess of net realized
       gains                                                 (10,218,296)                --
                                                          --------------     --------------
                                                            (548,815,734)      (743,366,455)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class II                                                37,852,227         64,741,476
      Class III                                              173,526,616          1,301,568
      Class IV                                               174,290,242        (61,972,966)
                                                          --------------     --------------
   Increase in net assets resulting from net share
    transactions                                             385,669,085          4,070,078
                                                          --------------     --------------
      Total decrease in net assets                          (127,816,022)      (303,114,320)
NET ASSETS:
   Beginning of period                                     3,062,235,379      3,365,349,699
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $10,372,102 and
    $6,365,865, respectively)                             $2,934,419,357     $3,062,235,379
                                                          ==============     ==============

              See accompanying notes to the financial statements.             13

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------------
                                            2001     2000     1999      1998(1)      1997(2)      1997(3)
                                          --------  -------  -------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $  16.62  $ 18.57  $ 19.98    $ 17.65      $ 20.10      $ 20.12
                                          --------  -------  -------    -------      -------      -------

Income from investment operations:
   Net investment income                     0.20+    0.23+    0.25+      0.04+        0.24+         0.25
   Net realized and unrealized gain         0.03**     2.29     2.55       2.29         3.99         2.92
                                          --------  -------  -------    -------      -------      -------

      Total from investment operations        0.23     2.52     2.80       2.33         4.23         3.17
                                          --------  -------  -------    -------      -------      -------

Less distributions to shareholders:
   From net investment income                (0.18)   (0.24)   (0.29)        --        (0.22)       (0.30)
   From net realized gains                   (2.68)   (4.23)   (3.92)        --        (3.90)       (2.89)
   In excess of net realized gains           (0.05)      --       --         --           --           --
                                          --------  -------  -------    -------      -------      -------

      Total distributions                    (2.91)   (4.47)   (4.21)        --        (4.12)       (3.19)
                                          --------  -------  -------    -------      -------      -------
NET ASSET VALUE, END OF PERIOD            $  13.94  $ 16.62  $ 18.57    $ 19.98      $ 20.21      $ 20.10
                                          ========  =======  =======    =======      =======      =======
TOTAL RETURN(A)                               0.75%   13.61%   14.99%     13.20%++     23.00%++     17.46%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $114,454  $95,041  $41,684    $16,958      $ 2,037      $64,763
   Net expenses to average daily net
     assets                                   0.55%    0.55%    0.55%      0.55%*       0.55%*       0.55%*
   Net investment income to average
     daily net assets                         1.21%    1.21%    1.29%      1.53%*       1.66%*       1.63%*
   Portfolio turnover rate                      81%      90%      71%        60%          60%         107%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $     --(b) $    --(b) $  0.04   $  0.01   $  0.03      $  0.03

(1)  Period from January 9, 1998 to February 28, 1998.
(2)  Period from March 1, 1997 to November 17, 1997.
(3)  Period from June 7, 1996 (commencement of operations) to February 28, 1997.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
+    Computed using average shares outstanding throughtout the period.
++   Not Annualized.
*    Annualized.
** The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/ loss for the period due to the timing of purchasesand redemptions of Fund shares in relation to the fluctuating market values of the Fund.

14            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------------
                                             2001        2000        1999        1998        1997
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD      $    16.63  $    18.59  $    19.99  $    20.12  $    19.46
                                          ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                       0.20+       0.24+       0.26+        0.35        0.36
   Net realized and unrealized gain            0.04*        2.28        2.55        5.89        3.58
                                          ----------  ----------  ----------  ----------  ----------

      Total from investment operations          0.24        2.52        2.81        6.24        3.94
                                          ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                  (0.19)      (0.25)      (0.29)      (0.32)      (0.39)
   From net realized gains                     (2.68)      (4.23)      (3.92)      (6.05)      (2.89)
   In excess of net realized gains             (0.05)         --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------

      Total distributions                      (2.92)      (4.48)      (4.21)      (6.37)      (3.28)
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD            $    13.95  $    16.63  $    18.59  $    19.99  $    20.12
                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                 0.83%      13.66%      15.02%      36.69%      22.05%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $1,532,124  $1,623,734  $1,780,011  $2,317,103  $3,051,344
   Net expenses to average daily net
     assets                                     0.48%       0.48%       0.48%       0.48%       0.48%
   Net investment income to average
     daily net assets                           1.27%       1.27%       1.36%       1.67%       1.78%
   Portfolio turnover rate                        81%         90%         71%         60%        107%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $       --(b) $       --(b) $     0.04 $     0.05 $     0.04

(a) Calculation excludes purchase premiums. The total returns would havebeen lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
+    Computed using average shares outstanding throughout the period.
* The amount shown for a share outstanding does not correspond with the aggregatenet realized and unrealized gain/ loss for the period due to the timing of purchasesand redemptions of Fund shares in relation to the fluctuating market values of the Fund.

              See accompanying notes to the financial statements.             15

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         YEAR ENDED FEBRUARY 28/29,
                                               -----------------------------------------------
                                                  2001        2000        1999       1998(1)
                                               ----------  ----------  ----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $    16.62  $    18.58  $    19.99  $    17.65
                                               ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                            0.21+       0.25+       0.27+       0.04+
   Net realized and unrealized gain                0.04**        2.28        2.55        2.30
                                               ----------  ----------  ----------  ----------

      Total from investment operations               0.25        2.53        2.82        2.34
                                               ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                       (0.20)      (0.26)      (0.31)         --
   From net realized gains                          (2.68)      (4.23)      (3.92)         --
   In excess of net realized gains                  (0.05)         --          --          --
                                               ----------  ----------  ----------  ----------

      Total distributions                           (2.93)      (4.49)      (4.23)         --
                                               ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                 $    13.94  $    16.62  $    18.58  $    19.99
                                               ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                      0.92%      13.74%      15.07%      13.26%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $1,287,842  $1,343,460  $1,543,655  $1,370,535
   Net expenses to average daily net assets          0.44%       0.44%       0.44%       0.44%*
   Net investment income to average daily net
     assets                                          1.31%       1.32%       1.41%       1.67%*
   Portfolio turnover rate                             81%         90%         71%         60%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:              $       --(b) $       --(b) $     0.04 $     0.01

(1)  Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
*    Annualized.
** The amount shown for a share outstanding does not correspond with the aggregatenet realized and unrealized gain/ loss for the period due to the timing of purchasesand redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

16            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 index.

      The Fund offers three classes of shares: Class II, Class III, and Class
      IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $82,858,947, collateralized by cash in the amount of $86,077,294, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2001 the Fund had no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The fund has elected to defer to March 1, 2001 post October losses of $13,690,870.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for redemptions in-kind. Gains resulting from such in-kind transactions amounted to $8,557,493.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $       --         $(2,599,234)      $2,599,234

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 7, 2000, the Fund no longer charges a premium on cash purchases of Fund shares. Prior to April 7, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. This fee was allocated relative to each class' net assets on the share transaction date. For the years ended February 29, 2000 and February 28, 2001, the Fund received $413,339 and $34,551 in purchase premiums, respectively. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .105% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $30,967. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year February 28, 2001, aggregated $2,422,768,746 and $2,571,217,505, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $3,089,521,630    $248,744,458     $(321,031,304)    $(72,286,846)

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 15.1% of the outstanding shares of the Fund were held by one shareholder.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                 Year Ended                    Year Ended
                                                             February 28, 2001             February 29, 2000
                                                        ----------------------------  ----------------------------
                                                           Shares         Amount         Shares         Amount
                                                        ------------  --------------  ------------  --------------
         Class II:
         Shares sold                                       2,367,274  $   36,668,811     3,985,880  $   74,957,732
         Shares issued to shareholders
           in reinvestment of distributions                1,196,845      18,041,737     1,158,453      20,008,247
         Shares repurchased                               (1,073,343)    (16,858,321)   (1,668,281)    (30,224,503)
                                                        ------------  --------------  ------------  --------------
         Net increase                                      2,490,776  $   37,852,227     3,476,052  $   64,741,476
                                                        ============  ==============  ============  ==============

                                                                 Year Ended                    Year Ended
                                                             February 28, 2001             February 29, 2000
                                                        ----------------------------  ----------------------------
                                                           Shares         Amount         Shares         Amount
                                                        ------------  --------------  ------------  --------------
         Class III:
         Shares sold                                       6,981,755  $  119,445,347    11,331,748  $  215,996,626
         Shares issued to shareholders
           in reinvestment of distributions               18,301,871     277,419,199    21,061,629     368,034,755
         Shares repurchased                              (13,115,531)   (223,337,930)  (30,533,541)   (582,729,813)
                                                        ------------  --------------  ------------  --------------
         Net increase                                     12,168,095  $  173,526,616     1,859,836  $    1,301,568
                                                        ============  ==============  ============  ==============

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

                                                                 Year Ended                    Year Ended
                                                             February 28, 2001             February 29, 2000
                                                        ----------------------------  ----------------------------
                                                           Shares         Amount         Shares         Amount
                                                        ------------  --------------  ------------  --------------
         Class IV:
         Shares sold                                         877,609  $   15,607,135     3,955,702  $   79,266,480
         Shares issued to shareholders
           in reinvestment of distributions               16,132,896     244,599,439    19,531,086     342,781,629
         Shares repurchased                               (5,440,135)    (85,916,332)  (25,740,318)   (484,021,075)
                                                        ------------  --------------  ------------  --------------
         Net increase (decrease)                          11,570,370  $  174,290,242    (2,253,530) $  (61,972,966)
                                                        ============  ==============  ============  ==============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FUTURES CONTRACTS

         Number of                                                                                                  Contract
         Contracts                      Type                                      Expiration Date                     Value
         ---------  ---------------------------------------------  ---------------------------------------------  -------------
           Buys
            164                        S&P 500                                      March 2001                     $50,922,000

         Number of  Net Unrealized
         Contracts   Depreciation
         ---------  --------------
           Buys
            164      $(3,025,575)
                     ===========

      At February 28, 2001 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TRUST AND THE SHAREHOLDERS OF GMO U.S. CORE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Funds distributions are from investment company taxable income, except that the Fund has designated 61% of the distributions as net capital gain dividends.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Domestic Bond Fund returned 14.9% for the fiscal year ended February 28, 2001, as compared with the 13.9% return of the Lehman Brothers Government Bond Index.

The Fund outperformed the benchmark during the fiscal year by 1.0%. While spreads relative to U.S. Treasuries declined during the period, they remained high relative to historical levels. The Fund benefited from capital gains and from wider spreads.

At fiscal year end, approximately 97% of the portfolio is AAA-rated and the remaining 3% is AA-rated. Approximately 39% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card and health care receivables. Also, approximately 54% of the Fund was invested in U.S. government agency issues that offer higher yields than similar maturity U.S. Treasury securities. The remainder of the Fund was split between corporates (3%), foreign governments (3%) and treasuries (less than 1%). The Fund's exposure to these assets is achieved directly and indirectly through its investment in the GMO Alpha Libor Fund.

Yield to maturity for the Fund is currently approximately 60 basis points higher than the benchmark. The Fund's duration is designed to match the benchmark.

OUTLOOK

The Fund focuses on high credit quality, but less-liquid sectors of the U.S. bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO DOMESTIC BOND FUND CLASS III SHARES AND THE
LEHMAN BROTHERS GOVERNMENT BOND INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  Since Inception
                                                        8/18/94
Class III                       14.91%   7.42%            8.07%

          GMO DOMESTIC  LEHMAN BROTHERS GOV'T
             Bond Fund             Bond Index
8/18/94        $10,000                $10,000
9/30/94         $9,890                 $9,927
12/31/94        $9,939                 $9,962
3/31/95        $10,377                $10,431
6/30/95        $11,036                $11,078
9/30/95        $11,272                $11,275
12/31/95       $11,785                $11,790
3/31/96        $11,506                $11,523
6/30/96        $11,560                $11,578
9/30/96        $11,785                $11,773
12/31/96       $12,143                $12,116
3/31/97        $12,035                $12,018
6/30/97        $12,472                $12,435
9/30/97        $12,876                $12,852
12/31/97       $13,352                $13,278
3/31/98        $13,510                $13,478
6/30/98        $13,899                $13,834
9/30/98        $14,662                $14,599
12/31/98       $14,427                $14,586
3/31/99        $14,192                $14,378
6/30/99        $14,190                $14,255
9/30/99        $14,185                $14,350
12/31/99       $14,168                $14,260
3/31/00        $14,701                $14,738
6/30/00        $14,913                $14,969
9/30/00        $15,386                $15,381
12/31/00       $16,189                $16,149
2001           $16,605                $16,497

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 55.0%
               CORPORATE DEBT -- 3.0%
    5,000,000  Bank Austria AG, 144A, 7.25%, due 02/15/17, 7.25%, due
                 02/15/17                                                  5,175,000
                                                                        ------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 3.3%
   24,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)            5,681,309
                                                                        ------------
               U.S. GOVERNMENT -- 0.3%
      530,500  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09(b)                                                 551,389
                                                                        ------------
               U.S. GOVERNMENT AGENCY -- 48.4%
   10,000,000  Agency for International Development Floater (Support
                 of India),
                 Variable Rate, 3 mo. LIBOR + .10%, 5.63%, due
                 02/01/27                                                  9,800,000
    7,000,000  Agency for International Development Floater (Support
                 of Jamaica),
                 Variable Rate, 6 mo. LIBOR + .30%, 5.54%, due
                 12/01/14                                                  6,956,250
    5,817,018  Agency for International Development Floater (Support
                 of Jamaica),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .75%,
                 5.41%, due 03/30/19                                       5,780,662
   20,000,000  Agency for International Development Floater (Support
                 of Morocco),
                 Variable Rate, 6 mo. LIBOR - .015%, 5.14%, due
                 02/01/25                                                 19,200,000
   25,000,000  Agency for International Development Floater (Support
                 of Portugal),
                 Variable Rate, 6 mo. LIBOR, 5.44%, due 01/01/21          24,968,750
    7,992,500  Agency for International Development Floater (Support
                 of Sri Lanka),
                 Variable Rate, 6 mo. LIBOR + .20%, 5.44%, due
                 06/15/12                                                  7,932,556
    8,066,669  Agency for International Development Floater (Support
                 of Zimbabwe),
                 Variable Rate, 3 mo. U.S. Treasury Bill X 115%,
                 6.78%, due 01/01/12                                       7,754,085
                                                                        ------------
                                                                          82,392,303
                                                                        ------------

               TOTAL DEBT OBLIGATIONS (COST $93,246,814)                  93,800,001
                                                                        ------------
               MUTUAL FUND -- 37.8%
    2,468,525  GMO Alpha LIBOR Fund                                       64,502,552
                                                                        ------------

               TOTAL MUTUAL FUND (COST $63,958,506)                       64,502,552
                                                                        ------------

              See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PREFERRED STOCKS -- 4.6%
               BANKING AND FINANCIAL SERVICES -- 4.6%
       10,000  Home Ownership Funding 2 Preferred 144A, 13.338%            7,874,140
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $8,530,980)                    7,874,140
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.3%
               REPURCHASE AGREEMENT -- 0.3%
$     450,186  Morgan Stanley Repurchase Agreement, dated 2/28/01, due
               3/01/01, with a maturity value of $450,242 and an
               effective yield of 4.47%, collateralized by a U.S.
               Treasury Obligation with a rate of 0.00%, maturity date
               of 8/23/01 and market value of $459,669.                      450,186
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $450,186)                  450,186
                                                                        ------------
               TOTAL INVESTMENTS -- 97.7%
               (Cost $166,186,486)                                       166,626,879

               Other Assets and Liabilities (net) -- 2.3%                  3,907,081
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $170,533,960
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2001, which are subject to change based on the terms of the security.

(a)  Fair valued (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $166,186,486) (Note 1)         $ 166,626,879
   Cash at interest on deposit at brokers (Note 1)                  300,315
   Receivable for Fund shares sold                                   10,652
   Interest receivable                                            1,058,754
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                   4,641
   Receivable for open swap contracts (Notes 1 and 6)             2,598,434
   Receivable for expenses waived or borne by Manager (Note
    2)                                                                2,841
                                                              -------------
      Total assets                                              170,602,516
                                                              -------------

LIABILITIES:
   Payable for Fund shares repurchased                                  587
   Payable to affiliate for (Note 2):
      Management fee                                                 13,085
      Shareholder service fee                                        19,627
   Accrued expenses                                                  35,257
                                                              -------------
      Total liabilities                                              68,556
                                                              -------------
NET ASSETS                                                    $ 170,533,960
                                                              =============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $ 165,717,302
   Accumulated undistributed net investment income                1,398,356
   Accumulated net realized gain                                    390,003
   Net unrealized appreciation                                    3,028,299
                                                              -------------
                                                              $ 170,533,960
                                                              =============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $ 170,533,960
                                                              =============

SHARES OUTSTANDING:
   Class III                                                     17,090,473
                                                              =============

NET ASSET VALUE PER SHARE:
   Class III                                                  $        9.98
                                                              =============

              See accompanying notes to the financial statements.              3

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $  8,356,682
   Dividends from investment company shares                      2,468,558
                                                              ------------
      Total income                                              10,825,240
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         160,788
   Interest expense (Note 1)                                       111,337
   Audit fees                                                       36,021
   Custodian and transfer agent fees                                26,037
   Legal fees                                                        6,029
   Trustees fees (Note 2)                                            1,468
   Registration fees                                                    28
   Miscellaneous                                                     2,829
   Fees waived or borne by Manager (Note 2)                        (72,412)
                                                              ------------
                                                                   272,125
   Shareholder service fee (Note 2)
      Class III                                                    241,182
                                                              ------------
      Net expenses                                                 513,307
                                                              ------------
         Net investment income                                  10,311,933
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 (930,999)
      Closed futures contracts                                  (1,510,770)
      Closed swap contracts                                      8,733,775
                                                              ------------

         Net realized gain                                       6,292,006
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                3,980,495
      Open futures contracts                                       159,300
      Open swap contracts                                        1,477,334
                                                              ------------

         Net unrealized gain                                     5,617,129
                                                              ------------

      Net realized and unrealized gain                          11,909,135
                                                              ------------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 22,221,068
                                                              ============

4             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 10,311,933       $  9,977,786
   Net realized gain (loss)                                   6,292,006           (511,643)
   Change in net unrealized appreciation (depreciation)       5,617,129         (6,297,378)
                                                           ------------       ------------
   Net increase in net assets from operations                22,221,068          3,168,765
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (9,784,645)       (10,394,028)
                                                           ------------       ------------
      Total distributions from net investment income         (9,784,645)       (10,394,028)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --           (318,238)
                                                           ------------       ------------
      Total distributions from net realized gains                    --           (318,238)
                                                           ------------       ------------
   In excess of net realized gains
      Class III                                                      --             (8,745)
                                                           ------------       ------------
      Total distributions in excess of net realized
       gains                                                         --             (8,745)
                                                           ------------       ------------
                                                             (9,784,645)       (10,721,011)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              (6,359,694)        (3,061,193)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                             (6,359,694)        (3,061,193)
                                                           ------------       ------------
      Total increase (decrease) in net assets                 6,076,729        (10,613,439)
NET ASSETS:
   Beginning of period                                      164,457,231        175,070,670
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $1,398,356 and $895,261,
    respectively) (Note 1)                                 $170,533,960       $164,457,231
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                               YEAR ENDED FEBRUARY 28/29,
                                            -----------------------------------------------------------------
                                              2001(e)         2000           1999          1998        1997
                                            -----------    -----------    -----------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD         $   9.23       $   9.65       $  10.26      $  10.18    $  10.40
                                             --------       --------       --------      --------    --------

Income from investment operations:
   Net investment income(f)                      0.61+          0.60           0.68          0.67        0.58
   Net realized and unrealized gain
     (loss)                                      0.72          (0.42)         (0.15)         0.38       (0.09)
                                             --------       --------       --------      --------    --------

      Total from investment operations           1.33           0.18           0.53          1.05        0.49
                                             --------       --------       --------      --------    --------

Less distributions to shareholders:
   From net investment income                   (0.58)         (0.58)         (0.68)        (0.70)      (0.60)
   From net realized gains                         --          (0.02)         (0.21)        (0.27)      (0.08)
   In excess of net realized gains                 --             --(c)       (0.25)           --       (0.03)
                                             --------       --------       --------      --------    --------

      Total distributions                       (0.58)         (0.60)         (1.14)        (0.97)      (0.71)
                                             --------       --------       --------      --------    --------
NET ASSET VALUE, END OF PERIOD               $   9.98       $   9.23       $   9.65      $  10.26    $  10.18
                                             ========       ========       ========      ========    ========
TOTAL RETURN(a)                                 14.91%          2.03%          5.03%        10.71%       4.93%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $170,534       $164,457       $175,071      $431,410    $570,862
   Net operating expenses to average
     daily net assets                            0.25%          0.25%          0.25%         0.25%       0.25%
   Interest expense to average daily net
     assets                                      0.07%          0.19%          0.02%           --          --
   Total net expenses to average daily
     net assets                                  0.32%(d)       0.44%(d)       0.27%(d)      0.25%       0.25%
   Net investment income to average
     daily net assets(f)                         6.41%          5.85%          6.21%         6.14%       6.15%
   Portfolio turnover rate                         65%            20%            17%           59%         25%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:     $     --(b)    $     --(b)    $   0.02      $   0.02    $   0.02

(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(c) The per share distributions in excess of net realized gains was less than $0.01.
(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was in increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.
(f) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
+    Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. investment grade securities. The Fund's benchmark is the Lehman Brothers Government Bond Index.

      At February 28, 2001, 37.8% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. The financial statements of the GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

               Net Unrealized         Accumulated Undistributed Net
         Appreciation/(Depreciation)        Investment Income
         ---------------------------  -----------------------------
                  $(41,895)                      $41,895

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      The effect of this change for the year ended February 28, 2001 was to increase net investment income by $18,903, decrease net unrealized appreciation by $8,486, and decrease net realized gain/ loss by $10,417. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2001, the total value of these securities represented 53% of net assets. Included in this total are U.S. Government backed securities that represent 48% of net assets as of 2/28/01.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      OPTIONS
      The Fund may write call and put options on futures or securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future or security transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying future or security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001, the Fund had no written option contracts outstanding.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. During the year ended February 28, 2001, the Fund had entered into reverse repurchase agreements with an average balance outstanding of $6,130,537 and an average interest rate of 6.48%. The maximum balance

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      outstanding was $9,344,100. The average shares outstanding were 17,642,528 and the average balance per share outstanding was $0.35. Average balance outstanding was calculated based on daily balances outstanding during the period the Fund had entered into reverse repurchase agreements. At February 28, 2001, there were no open reverse repurchase agreements.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, there were no securities on loan.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, forward swap spread lock and total return swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of the open swap agreement as of February 28, 2001.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      The Fund elected to defer to March 1, 2001 post October losses of $185,860.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to amortization of premium and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(66,088)           $10,731           $55,357

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gain.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $1,468. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $ 4,601,250  $ 4,601,250
         Investments (non-U.S. Government securities)              97,950,992   99,495,991

      During the year ended 2/28/01, the Fund exchanged securities with a market value of $47,585,055 for shares of GMO Alpha LIBOR Fund with a value equal to that market value in taxable transactions. Such amounts are included in purchase and sales above.

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $166,186,486      $2,249,868       $(1,809,475)       $440,393

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 59.8% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2001          February 29, 2000
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
         Class III:                                     -----------  ------------  -----------  ------------
         Shares sold                                      3,435,528  $ 32,732,173    2,481,680  $ 23,173,404
         Shares issued to shareholders
           in reinvestment of distributions                 836,875     7,913,093      870,554     8,051,201
         Shares repurchased                              (5,007,648)  (47,004,960)  (3,677,351)  (34,285,798)
                                                        -----------  ------------  -----------  ------------
         Net decrease                                      (735,245) $ (6,359,694)    (325,117) $ (3,061,193)
                                                        ===========  ============  ===========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FUTURES CONTRACTS

                                                                                                  Net Unrealized
         Number of                                                                    Contract     Appreciation
         Contracts                      Type                       Expiration Date     Value      (Depreciation)
         ---------  ---------------------------------------------  ---------------  ------------  --------------

           Buys
              68    U.S. Treasury Note 5 Yr.                           June 2001     $7,144,250      $ 68,203
                                                                                                     ========

           Sales
              18    U.S. Long Bond                                     June 2001     $1,895,062      $(34,837)
              29    U.S. Treasury Note 10 Yr.                          June 2001      3,072,188       (43,894)
                                                                                                     --------
                                                                                                     $(78,731)
                                                                                                     ========

      At February 28, 2001 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

           Notional    Expiration                                                      Net Unrealized
            Amount        Date                        Description                       Appreciation
         ------------  ----------  --------------------------------------------------  --------------
         FORWARD SWAP SPREAD LOCK SWAPS
         $ 10,000,000    4/06/01   Agreement with Morgan Guaranty Trust Company dated    $  267,913
                                   4/04/00 to pay (receive) the notional amount
                                   multiplied by the difference between the 10 year
                                   swap spread and a fixed spread times the duration
                                   of the 10 year swap rate.
            8,000,000    5/16/01   Agreement with UBS AG dated 5/12/00 to pay               312,609
                                   (receive) the notional amount multiplied by the
                                   difference between the 10 year swap spread and a
                                   fixed spread times the duration of the 10 year
                                   swap rate.
         INTEREST RATE SWAPS
            9,000,000    3/27/10   Agreement with UBS AG dated 3/23/00 to receive the       937,658
                                   notional amount multiplied by 7.23% and to pay the
                                   notional amount multiplied by the 3 month LIBOR.
         TOTAL RETURN SWAPS
          100,000,000    6/01/01   Agreement with Lehman Brothers Special Financing         869,013
                                   Inc. dated 5/20/99 to receive (pay) the notional
                                   amount multiplied by the return on the Lehman
                                   Brothers U.S. Government Bond Index and to pay the
                                   notional amount multiplied by the 1 month LIBOR
                                   adjusted by a specified spread.+
           25,000,000   11/13/01   Agreement with Morgan Guaranty Trust Company dated       211,241
                                   11/13/00 to receive (pay) the notional amount
                                   multiplied by the return on the Lehman Brothers
                                   Aggregate Index and to pay the notional amount
                                   multiplied by the 3 month LIBOR adjusted by a
                                   specified spread.+
                                                                                         ----------
                                                                                         $2,598,434
                                                                                         ==========

      +  This swap agreement is fair valued (Note 1).

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO DOMESTIC BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Balanced Allocation Fund returned 10.1% for the fiscal year ended February 28, 2001. During the period the Fund's benchmark, 48.75% S&P 500/16.25% GMO EAFE Extended/35% Lehman Aggregate, returned -2.7%.

Our fundamental view that the developed U.S. and international large cap equity markets were markedly overvalued bore substantial fruit during the fiscal year as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research had indicated that better long-term returns could be achieved from investments in asset classes other than Large Developed Equities. These included REITs and Small Cap Value in the U.S. and Emerging Market Equities, Small Cap International Equities and Fixed Income. By diversifying out of Large Cap Equities and into other asset classes with good return potential, we aimed at exposing our clients to a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight U.S. stocks by 16% and Developed International stocks by 2%. This weighting was split in a 2:1 ratio between Fixed Income Funds, which outperformed the S&P 500 by 22.3%, and Emerging Market Equities, which underperformed the S&P 500 by 12.1%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including Small Cap Value stocks and REITs, where we were overweight 9% and 5%, respectively. Both allocations added to performance, as Small Cap Value and REITs outperformed the S&P 500 Index by 32.7% and 4.5%, respectively. With the single exception of Emerging Market Equities, all asset allocation bets added to performance.

The value bias of the U.S. Core Fund and the International Intrinsic Value Fund ensured their performance was exceptionally strong in a bearish market. U.S. Core outperformed its S&P 500 benchmark by 9.0% while International Intrinsic Value outperformed its MSCI EAFE benchmark by 24.8%. Strong implementation within Emerging Market Equities added 8.5% to performance, which partly offset the sector's decline of 28.9%. The sole fund to underperform its benchmark was the Small Cap Value Fund, which rose 21.0% against its Russell 2500 Value benchmark rise of 24.6%.

The Fund's 12% overweight to fixed income was allocated to U.S. fixed income, international and emerging bonds. All fixed income funds performed strongly and added value relative to their benchmarks.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

The following fiscal year is unlikely to be as strong a value year as was 2000, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO GLOBAL BALANCED ALLOCATION FUND CLASS III SHARES AND THE
S&P 500 INDEX (50%)/LEHMAN BROTHERS AGGREGATE BOND INDEX (50%)
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                               7/29/96*
Class III                       10.12%           11.45%

                                 S&P 500 INDEX (50%)/
          GMO Global Balanced  Lehman Brothers Aggregate      GMO Global
              Allocation Fund           Bond Index (50%)  Balanced Index
7/29/96*              $10,000                    $10,000         $10,000
9/30/96               $10,620                    $10,574         $10,604
12/31/96              $11,243                    $11,175         $11,206
3/31/97               $11,347                    $11,298         $11,357
6/30/97               $12,298                    $12,476         $12,672
9/30/97               $13,160                    $13,159         $13,304
12/31/97              $13,025                    $13,548         $13,462
3/31/98               $13,959                    $14,587         $14,766
6/30/98               $13,686                    $15,001         $15,116
9/30/98               $12,606                    $14,590         $14,260
12/31/98              $13,595                    $16,122         $16,174
3/31/99               $13,532                    $16,482         $16,563
6/30/99               $14,577                    $16,988         $17,178
9/30/99               $14,133                    $16,510         $16,783
12/31/99              $15,086                    $17,701         $18,445
3/31/00               $15,516                    $18,122         $18,816
6/30/00               $15,474                    $18,037         $18,545
9/30/00               $15,835                    $18,232         $18,398
12/31/00              $16,201                    $17,891         $17,845
2/28/01               $16,445                    $17,593         $17,302

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 35 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.
* Performance is linked to Class I shares (originating share class) and is converted to Class III shares on June 2, 1997 (commencement date of Class III shares).

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
      464,628  GMO Currency Hedged International Equity Fund                4,297,805
    2,430,107  GMO Domestic Bond Fund                                      24,252,470
      289,450  GMO Emerging Country Debt Fund                               2,593,474
      517,477  GMO Emerging Markets Fund                                    4,677,996
      499,082  GMO Evolving Countries Fund                                  4,396,913
      591,683  GMO Inflation Indexed Bond Fund                              6,295,507
      448,094  GMO International Bond Fund                                  4,230,009
      430,691  GMO International Intrinsic Value Fund                       8,773,186
       91,412  GMO International Small Companies Fund                       1,067,692
      752,700  GMO REIT Fund                                                7,760,342
      679,701  GMO Small Cap Value Fund                                     9,420,660
    1,660,222  GMO U.S. Bond/Global Alpha A Fund                           16,884,456
    1,114,565  GMO U.S. Core Fund                                          15,548,180
      259,891  GMO Value Fund                                               2,487,159
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $116,463,305)                     112,685,849
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$      10,269  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of $10,270,
               and an effective yield of 4.45%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/21, and a market value, including
               accrued interest, of $13,256.                                   10,269
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $10,269)                     10,269
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $116,473,574)                                        112,696,118

               Other Assets and Liabilities (net) -- 0.0%                       8,377
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 112,704,495
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $116,473,574) (Note 1)         $112,696,118
   Receivable for Fund shares sold                                  23,644
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               2,777
                                                              ------------
      Total assets                                             112,722,539
                                                              ------------

LIABILITIES:
   Accrued expenses                                                 18,044
                                                              ------------
      Total liabilities                                             18,044
                                                              ------------
NET ASSETS                                                    $112,704,495
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $120,075,451
   Accumulated net realized loss                                (3,593,500)
   Net unrealized depreciation                                  (3,777,456)
                                                              ------------
                                                              $112,704,495
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $112,704,495
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    10,439,417
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.80
                                                              ============

2             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 5,031,137
   Interest                                                           621
                                                              -----------
      Total income                                              5,031,758
                                                              -----------
EXPENSES:
   Custodian and transfer agent fees                               17,069
   Audit fees                                                      16,357
   Legal fees                                                       4,985
   Trustees fees (Note 2)                                           1,281
   Registration fees                                                1,030
   Miscellaneous                                                    2,553
   Fees waived or borne by Manager (Note 2)                       (43,275)
                                                              -----------
      Net expenses                                                     --
                                                              -----------
         Net investment income                                  5,031,758
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (3,017,022)
      Realized gain distributions from investment company
      shares                                                    5,904,211
                                                              -----------

         Net realized gain                                      2,887,189
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                 4,019,066
                                                              -----------

      Net realized and unrealized gain                          6,906,255
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $11,938,013
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  5,031,758       $  4,888,008
   Net realized gain (loss)                                   2,887,189            (61,135)
   Change in net unrealized appreciation (depreciation)       4,019,066         10,164,723
                                                           ------------       ------------
   Net increase in net assets from operations                11,938,013         14,991,596
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (6,414,119)        (4,730,381)
                                                           ------------       ------------
      Total distributions from net investment income         (6,414,119)        (4,730,381)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                              (2,409,057)                --
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                (2,409,057)                --
                                                           ------------       ------------
   Net realized gains
      Class III                                              (2,435,692)        (6,097,300)
                                                           ------------       ------------
      Total distributions from net realized gains            (2,435,692)        (6,097,300)
                                                           ------------       ------------
   In excess of net realized gains
      Class III                                                 (17,183)            (7,803)
                                                           ------------       ------------
      Total distributions in excess of net realized
       gains                                                    (17,183)            (7,803)
                                                           ------------       ------------
                                                            (11,276,051)       (10,835,484)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              (7,032,056)       (12,681,947)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                             (7,032,056)       (12,681,947)
                                                           ------------       ------------
      Total decrease in net assets                           (6,370,094)        (8,525,835)
NET ASSETS:
   Beginning of period                                      119,074,589        127,600,424
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $0 and $1,382,361,
    respectively)                                          $112,704,495       $119,074,589
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                               ---------------------------------------
                                                 2001      2000      1999      1998*
                                               --------  --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.78  $  10.51  $  11.87  $  11.56
                                               --------  --------  --------  --------
Income from investment operations:
   Net investment income(b)                        0.47      0.44      0.31      0.17+
   Net realized and unrealized gain (loss)         0.60      0.91     (0.54)     1.30
                                               --------  --------  --------  --------
      Total from investment operations             1.07      1.35     (0.23)     1.47
                                               --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                     (0.60)    (0.43)    (0.28)    (0.33)
   In excess of net investment income             (0.22)       --     (0.29)       --(c)
   From net realized gains                        (0.23)    (0.65)    (0.56)    (0.83)
   In excess of net realized gains                   --(f)       --(f)       --       --
                                               --------  --------  --------  --------
      Total distributions                         (1.05)    (1.08)    (1.13)    (1.16)
                                               --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                 $  10.80  $  10.78  $  10.51  $  11.87
                                               ========  ========  ========  ========
TOTAL RETURN(A)                                   10.12%    12.77%    (2.27)%    13.31%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $112,704  $119,075  $127,600  $115,280
   Net expenses to average daily net
     assets(d)                                     0.00%     0.00%     0.00%     0.00%**
   Net investment income to average daily net
     assets(b)                                     4.13%     4.18%     2.50%     1.91%**
   Portfolio turnover rate                           26%       26%       10%       18%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:                    --(e)       --(e) $   0.01 $   0.01

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(c)  The per share distribution in excess of net investment income was $0.01.
(d) Net expenses excludes expenses incurred indirectly through investment in underlying funds. See Note 1.
(e) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(f) The per share distribution in excess of net realized gains was less than $0.01.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
*    Period from June 2, 1997 (commencement of operations) to February 28, 1998.
**   Annualized.

              See accompanying notes to the financial statements.              5

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Balanced Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO Global Balanced Index through investment to varying extents in other funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      The Fund elected to defer to March 1, 2001 post October losses of $54,692.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to classification of distributions from underlying funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $2,409,057         $(2,388,580)       $(20,477)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a premium on cash purchases of Fund shares, and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .35% of the amount invested. In the case of cash redemptions, the fee was .11% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the year ended Feburary 29, 2000 and the period from March 1, 2000 through October 13, 2000, the Fund received $56,308 and $5,502 in purchase premiums, respectively and $34,277 and $12,474 in redemption fees, respectively. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2001 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $1,281. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $31,905,000 and $39,610,711, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $120,012,382      $2,671,325       $(9,987,589)     $(7,316,264)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 48.4% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2001         February 29, 2000
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                       792,332  $  8,549,935   1,463,905  $ 16,122,366
         Shares issued to shareholders
           in reinvestment of distributions                965,204    10,352,211     937,011    10,247,908
         Shares repurchased                             (2,369,072)  (25,934,202) (3,494,064)  (39,052,221)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                     (611,536) $ (7,032,056) (1,093,148) $(12,681,947)
                                                        ==========  ============  ==========  ============

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BALANCED ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 21% of distributions as net capital gain dividends.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the International Equity Allocation Fund returned 0.9% for the fiscal year ended February 28, 2001. During the period the Fund's benchmark, the GMO EAFE Extended+ Index, returned -18.7%.

Our fundamental view that the developed international large cap equity markets were markedly overvalued bore substantial fruit during the fiscal year as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research had indicated that better long-term returns could be achieved from investments in asset classes other than Large International Developed Equities, including Small Cap International Equities, Emerging Market Equities and Fixed Income. By diversifying out of Large Cap Equities and into other asset classes with good return potential, we believed we were exposing our clients to a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, asset allocation detracted from performance due to a 10% overweight in Emerging Market Equities, which underperformed the MSCI EAFE Index by 11.4% as this out-of-favor asset class cheapened dramatically throughout the year. This performance was somewhat mitigated by strong implementation within the GMO Emerging Markets Fund which added 8.5% to its benchmark. Relative to the benchmark the Fund was underweight International stocks by 23%. This weighting was split roughly equally between Emerging Market Equities and Fixed Income Funds, which together outperformed the MSCI EAFE by 29.4%. Within International stocks, we tilted the portfolio towards the most attractively valued sectors including Small International Equities, where the Fund was overweight 4.2%. This allocation added to performance, as Small outperformed the MSCI EAFE Index by 26.8%.

The value bias of the International Intrinsic Value Fund ensured its performance was exceptionally strong in a bearish market as it outperformed its MSCI EAFE benchmark by 24.8%.

The Fund's 11% overweight to fixed income was allocated to U.S. fixed income, international and emerging bonds. All fixed income funds performed strongly and added value relative to their benchmarks.

OUTLOOK

The following fiscal year is unlikely to be as strong a value year as was 2000, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL EQUITY ALLOCATION FUND CLASS III SHARES AND THE
MSCI ALL COUNTRY WORLD EX-U.S. INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                               10/11/96
Class III                        0.87%            5.71%

          GMO INTERNATIONAL EQUITY   MSCI ALL COUNTRY        GMO EAFE
                   Allocation Fund  World ex-U.S. Index  Extended + Index
10/11/96                   $10,000              $10,000           $10,000
12/31/96                   $10,268              $10,254           $10,317
3/31/97                    $10,389              $10,246           $10,435
6/30/97                    $11,288              $11,575           $11,627
9/30/97                    $11,578              $11,461           $11,719
12/31/97                   $10,447              $10,430           $10,853
3/31/98                    $11,868              $11,858           $12,470
6/30/98                    $11,020              $11,648           $12,412
9/30/98                     $9,266               $9,890           $10,590
12/31/98                   $10,655              $11,901           $12,672
3/31/99                    $10,754              $12,211           $12,787
6/30/99                    $12,348              $12,845           $13,246
9/30/99                    $12,321              $13,264           $13,722
12/31/99                   $13,507              $15,685           $16,145
3/31/00                    $13,199              $15,856           $16,151
6/30/00                    $13,071              $15,202           $15,409
9/30/00                    $12,454              $13,950           $14,093
12/31/00                   $12,626              $13,327           $13,569
2/28/01                    $12,758              $12,465           $12,675

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging an 80 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
      285,207  GMO Emerging Country Debt Fund                              2,555,456
      827,358  GMO Emerging Markets Fund                                   7,479,315
      915,506  GMO Evolving Countries Fund                                 8,065,609
      181,155  GMO Inflation Indexed Bond Fund                             1,927,485
      403,859  GMO International Bond Fund                                 3,812,429
    2,255,664  GMO International Intrinsic Value Fund                     45,947,881
      273,153  GMO International Small Companies Fund                      3,190,426
                                                                        ------------
               TOTAL MUTUAL FUNDS (COST $72,038,527)                      72,978,601
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$       9,867  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of $9,868
               and an effective yield of 4.45%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/21 and a market value, including
               accrued interest of $13,256.                                    9,867
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $9,867)                      9,867
                                                                        ------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $72,048,394)                                         72,988,468

               Other Assets and Liabilities (net) -- (0.0%)                  (13,248)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 72,975,220
                                                                        ============

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $72,048,394) (Note 1)          $72,988,468
   Receivable for investments sold                                50,000
   Receivable for expenses waived or borne by Manager (Note
    2)                                                             2,438
                                                              ----------
      Total assets                                            73,040,906
                                                              ----------

LIABILITIES:
   Payable for Fund shares repurchased                            50,000
   Accrued expenses                                               15,686
                                                              ----------
      Total liabilities                                           65,686
                                                              ----------
NET ASSETS                                                    $72,975,220
                                                              ==========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $74,051,359
   Accumulated undistributed net investment income             1,414,514
   Accumulated net realized loss                              (3,430,727)
   Net unrealized appreciation                                   940,074
                                                              ----------
                                                              $72,975,220
                                                              ==========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $72,975,220
                                                              ==========

SHARES OUTSTANDING:
   Class III                                                   7,548,084
                                                              ==========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     9.67
                                                              ==========

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 1,236,548
   Interest                                                         1,296
                                                              -----------
      Total income                                              1,237,844
                                                              -----------
EXPENSES:
   Audit fees                                                      16,282
   Custodian and transfer agent fees                               11,063
   Legal fees                                                       3,058
   Registration fees                                                1,507
   Trustees fees (Note 2)                                             733
   Miscellaneous                                                    2,369
   Fees waived or borne by Manager (Note 2)                       (35,012)
                                                              -----------
      Net expenses                                                     --
                                                              -----------
         Net investment income                                  1,237,844
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                (184,970)
      Realized gain distributions from investment company
      shares                                                    4,372,446
                                                              -----------

         Net realized gain                                      4,187,476
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (4,965,791)
                                                              -----------

      Net realized and unrealized loss                           (778,315)
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   459,529
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,237,844       $  1,902,518
   Net realized gain (loss)                                   4,187,476         (4,394,784)
   Change in net unrealized appreciation (depreciation)      (4,965,791)        22,936,622
                                                            -----------       ------------
   Net increase in net assets from operations                   459,529         20,444,356
                                                            -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (2,346,059)          (624,175)
                                                            -----------       ------------
      Total distributions from net investment income         (2,346,059)          (624,175)
                                                            -----------       ------------
   Net realized gains
      Class III                                                      --         (2,308,096)
                                                            -----------       ------------
      Total distributions from net realized gains                    --         (2,308,096)
                                                            -----------       ------------
                                                             (2,346,059)        (2,932,271)
                                                            -----------       ------------
   Net share transactions: (Note 5)
      Class III                                              (1,185,098)       (31,626,405)
                                                            -----------       ------------
   Decrease in net assets resulting from net share
    transactions                                             (1,185,098)       (31,626,405)
                                                            -----------       ------------
      Total decrease in net assets                           (3,071,628)       (14,114,320)
NET ASSETS:
   Beginning of period                                       76,046,848         90,161,168
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $1,414,514 and $2,339,736,
    respectively)                                           $72,975,220       $ 76,046,848
                                                            ===========       ============

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------
                                           2001     2000     1999     1998      1997*
                                          -------  -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.87  $  8.28  $ 10.18  $ 10.41   $ 10.00
                                          -------  -------  -------  -------   -------

Income from investment operations:
   Net investment income(a)                  0.16+    0.22+    0.19+    0.33+     0.10
   Net realized and unrealized gain
     (loss)                                 (0.06)    1.73    (1.01)    0.31      0.41
                                          -------  -------  -------  -------   -------

      Total from investment operations       0.10     1.95    (0.82)    0.64      0.51
                                          -------  -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income               (0.30)   (0.08)   (0.19)   (0.29)    (0.07)
   In excess of net investment income          --       --    (0.31)      --(b)       --
   From net realized gains                     --    (0.28)   (0.58)   (0.58)    (0.03)
                                          -------  -------  -------  -------   -------

      Total distributions                   (0.30)   (0.36)   (1.08)   (0.87)    (0.10)
                                          -------  -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD            $  9.67  $  9.87  $  8.28  $ 10.18   $ 10.41
                                          =======  =======  =======  =======   =======
TOTAL RETURN(C)                              0.87%   23.58%   (8.77)%    6.73%     5.11%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $72,975  $76,047  $90,161  $85,876   $30,459
   Net expenses to average daily net
     assets(d)                               0.00%    0.00%    0.00%    0.00%     0.01%**
   Net investment income to average
     daily net assets(a)                     1.62%    2.24%    2.06%    3.13%     3.60%**
   Portfolio turnover rate                     14%       8%      36%      16%        0%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:       --(e)      --(e) $  0.01 $  0.01  $  0.01

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)  The per share distribution in excess of net investment income was $0.001.
(c) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 1.
(e) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
*    Period from October 11, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO EAFE Extended + Index through investment to varying extents in other Funds of the Trust. The Fund will pursue its objective by investing in Class III shares of international equity and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $180,039 expiring in 2008.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the classification of dividends from underlying Funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
             $182,993           $(400,701)        $217,708

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Non cash dividends, if any, are recorded at fair market value of the securities received. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a premium on cash purchases of Fund shares and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .80% of the amount invested. In the case of cash redemptions, the fee was .11% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period from March 1, 2000 through October 13, 2000, the Fund received $6,311 and $24,007 in purchase premiums, respectively and $38,774 and $2,538 in redemption fees, respectively. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2001 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $733. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $12,379,228 and $10,297,434, respectively.

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $75,299,084        $261,205        $ (2,571,821)    $ (2,310,616)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 59.6% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             Year Ended               Year Ended
                                                          February 28, 2001       February 29, 2000
                                                        ---------------------  ------------------------
                                                         Shares     Amount       Shares       Amount
                          Class III:                    --------  -----------  ----------  ------------
         Shares sold                                     410,487  $ 4,004,840      78,119  $    788,869
         Shares issued to shareholders
           in reinvestment of distributions              226,831    2,275,120     286,054     2,864,228
         Shares repurchased                             (792,889)  (7,465,058) (3,552,188)  (35,279,502)
                                                        --------  -----------  ----------  ------------
         Net decrease                                   (155,571) $(1,185,098) (3,188,015) $(31,626,405)
                                                        ========  ===========  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Intrinsic Value Fund returned 26.0% for the fiscal year ended February 28, 2001 as compared to 16.6% for the benchmark, the Russell 1000 Value Index, and -8.2% for the S&P 500.

For the fiscal year, value stocks outperformed growth stocks across all market capitalization bands, with large cap value stocks outperforming large cap growth stocks by almost 50%. The top performing sectors in the Russell 1000 Value Index were energy, consumer staples, health care and financial services. Technology and telephone utilities sectors were the weakest performers.

While sector selection detracted from performance for the period, the Fund benefited from an underweight position in the technology sector and an overweight position in the electric utilities sector. These gains were offset by underweight positions in strong performing sectors, consumer staples and energy, and overweight positions in poor performing sectors, auto/transportation and multi-industry.

The Fund's outperformance was driven by strong stock selection. Selection was particularly strong among financial services, technology and consumer discretionary stocks. These gains were partially offset by weak stock selection among telephone utility and auto/transportation stocks.

Our intrinsic value stock selection discipline, which has a strong recent record of selecting relatively undervalued stocks outside traditional value filters, again added value in the current fiscal year. During the year, we also transitioned from our price to book stock selection discipline to a price to normalized earnings discipline. Using this discipline we purchase stocks of companies with low price to normalized earnings. Normalizing earnings over several years allows us to calculate a better estimate of a company's ongoing earning power. Both price to book and price to normalized earnings added value to the Fund.

OUTLOOK

As investors pay more attention to valuation measures including price to book and price to earnings ratios, value stocks should continue to provide better performance relative to growth stocks. The Fund currently maintains an overweight position in auto/transportation stocks, and an underweight position in the consumer staples sector. We have reduced the Fund's exposure to the technology sector. We believe that our approach of combining both traditional value with intrinsic value is well suited to add value in the current volatile equity market.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTRINSIC VALUE FUND CLASS III SHARES AND THE RUSSELL 1000 VALUE INDEX AS OF FEBRUARY 28, 2001

AVERAGE ANNUAL TOTAL RETURNS
                              1 Year  Since Inception
                                               8/2/99
Class III                     26.00%            7.25%

  DATE    GMO INTRINSIC VALUE FUND  RUSSELL 1000 VALUE INDEX
8/2/99                     $10,000                   $10,000
9/30/99                     $9,290                    $9,287
12/31/99                    $9,933                    $9,791
3/31/00                     $9,923                    $9,838
6/30/00                     $9,531                    $9,377
9/30/00                    $10,469                   $10,114
12/31/00                   $10,993                   $10,478
2/28/01                    $11,168                   $10,226

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 14 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.0%
               AEROSPACE -- 1.2%
       10,200  Lockheed Martin Corp                                          382,092
        2,400  Northrop Grumman Corp                                         225,480
                                                                        ------------
                                                                             607,572
                                                                        ------------
               AUTOMOTIVE -- 6.8%
       12,400  Autonation Inc*                                               102,920
        9,000  Dana Corp                                                     152,370
       13,000  Delphi Automotive Systems                                     182,390
        1,100  Eaton Corp                                                     78,265
       47,954  Ford Motor Co                                               1,333,601
       19,082  General Motors Corp                                         1,017,452
        5,500  Genuine Parts Co                                              148,280
        5,500  Goodyear Tire & Rubber Co                                     140,250
        1,200  ITT Industries Inc                                             48,660
        3,000  Paccar Inc                                                    139,125
        2,900  TRW Inc                                                       113,216
                                                                        ------------
                                                                           3,456,529
                                                                        ------------
               BANKING AND FINANCIAL SERVICES -- 23.9%
       26,100  Autozone Inc                                                  920,547
       25,700  Bank of America Corp                                        1,283,715
        3,980  Bear Stearns Cos Inc                                          207,676
          800  Centura Banks Inc                                              40,328
        3,150  Charter One Financial Inc                                      89,964
        4,253  Citigroup Inc                                                 209,163
        4,200  Comerica Inc                                                  267,330
          900  Commerce Bancshares Inc                                        35,606
        3,000  Compass Bankshares Inc                                         63,937
        4,100  Countrywide Credit Industries Inc                             181,343
        3,600  Dime Bancorp Inc                                              107,640
        2,900  Edwards (AG) Inc                                              112,723
       17,400  Fannie Mae                                                  1,386,780
       27,800  First Union Corp                                              899,886
        8,000  FleetBoston Financial Corp                                    330,000
        5,100  Franklin Resources Inc                                        212,874
        9,000  Freddie Mac                                                   592,650
        1,800  Golden West Financial Corp                                     98,730
        2,300  Greenpoint Financial Corp                                      79,350

              See accompanying notes to the financial statements.              1

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
          800  Heller Financial Inc                                           27,048
        4,800  Hibernia Corporation, Class A                                  69,600
        4,800  Household International Inc                                   278,016
       21,280  J.P. Morgan Chase & Co                                        992,925
       12,500  Keycorp                                                       325,000
        4,900  Knight Trading Group Inc*                                      79,625
        1,700  Lehman Brothers Holdings Inc                                  116,705
          800  M & T Bank Corp                                                54,800
        2,000  Merrill Lynch & Co. Inc                                       119,800
        3,900  MGIC Investment Corp                                          226,005
       15,000  National City Corp                                            408,000
        3,500  Pacific Century Financial Corp                                 68,110
        2,050  PMI Group Inc                                                 114,820
        3,500  PNC Bank Corp                                                 243,250
          500  Providian Financial Corp                                       25,005
        5,500  Regions Financial Corp                                        165,000
        3,100  Southtrust Corp                                               131,169
       14,600  Sovereign Bancorp Inc                                         130,032
        4,200  Summit Bancorp                                                176,400
        1,200  Suntrust Banks Inc                                             78,876
        4,300  T. Rowe Price Group Inc                                       153,456
        1,600  Union Planters Corp                                            60,896
        3,300  UnionBanCal Corp                                               87,846
        1,800  USA Education Inc                                             130,554
        2,400  Wachovia Corp                                                 151,536
       11,300  Washington Mutual Inc                                         580,481
          700  Wilmington Trust Corp                                          41,580
                                                                        ------------
                                                                          12,156,777
                                                                        ------------
               CHEMICALS -- 3.0%
        3,100  Air Products and Chemicals                                    125,705
        6,600  Dow Chemical Co                                               216,546
        8,400  Du Pont (E.I.) De Nemours                                     366,996
        1,500  Eastman Chemical Co                                            77,175
        5,700  Engelhard Corp                                                136,401
        5,300  Hercules Inc                                                   74,624
        3,300  IMC Global Inc                                                 45,375
        4,000  PPG Industries Inc                                            204,400
        3,000  Praxair Inc                                                   133,800

2             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CHEMICALS -- CONTINUED
        4,800  Sherwin Williams Co                                           120,480
                                                                        ------------
                                                                           1,501,502
                                                                        ------------
               COMPUTER AND OFFICE EQUIPMENT -- 0.6%
        5,200  Computer Associates International Inc                         162,188
        2,100  Reynolds & Reynolds Inc, Class A                               46,158
       17,300  Xerox Corp                                                    104,492
                                                                        ------------
                                                                             312,838
                                                                        ------------
               CONSTRUCTION -- 0.1%
        1,600  Centex Corp                                                    65,856
                                                                        ------------
               CONSUMER GOODS -- 2.8%
        1,100  Black and Decker Corp                                          45,661
        7,300  Eastman Kodak Co                                              328,500
        1,600  Fastenal Co                                                    96,000
        2,700  Fortune Brands Inc                                             91,206
        3,700  Hasbro Inc                                                     45,436
        1,900  Johnson Controls                                              126,312
        4,500  Jones Apparel Group Inc*                                      172,800
        1,500  Liz Claiborne Inc                                              73,050
        1,900  Maytag Corp                                                    63,650
        2,700  Newell Rubbermaid Inc                                          71,037
        2,200  Procter and Gamble Co                                         155,100
        3,500  VF Corp                                                       126,315
        1,000  Whirlpool Corp                                                 52,870
                                                                        ------------
                                                                           1,447,937
                                                                        ------------
               ELECTRONIC EQUIPMENT -- 1.5%
        6,600  American Power Conversion Corp*                                80,437
        2,100  Cooper Industries Inc                                          90,300
        3,100  Emerson Electric Co                                           207,390
        2,200  Harris Corp                                                    55,242
        1,400  Hubbell Inc, Class B                                           39,130
          900  Litton Industries *                                            71,325
        7,000  Raytheon Co, Class B                                          232,470
                                                                        ------------
                                                                             776,294
                                                                        ------------

              See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               ENTERTAINMENT & LEISURE -- 0.1%
        2,900  Mandalay Resort Group*                                         58,812
                                                                        ------------
               FOOD AND BEVERAGE -- 2.6%
       11,315  Archer Daniels Midland Co                                     170,291
        3,400  Campbell Soup Co                                              101,762
       10,200  ConAgra Foods Inc                                             200,736
        2,100  Heinz (HJ) Co                                                  89,418
        5,300  IBP Inc                                                       140,715
        3,800  Kellogg Co                                                    101,042
        2,300  Ralston-Purina Group                                           71,714
        3,100  RJ Reynolds Tobacco Holdings                                  175,150
        8,800  Sara Lee Corp                                                 190,872
        5,100  Tyson Food Inc, Class A                                        64,311
                                                                        ------------
                                                                           1,306,011
                                                                        ------------
               HEALTH CARE -- 2.2%
          600  Becton Dickinson & Co                                          21,588
        1,750  Biomet Inc                                                     67,922
        8,200  Boston Scientific Corp*                                       135,218
        1,200  Dentsply International Inc                                     45,150
        1,600  HCA - The Healthcare Company                                   63,360
       16,900  Healthsouth Corp*                                             269,048
        1,200  Hillenbrand Industries Inc                                     60,840
        1,600  Johnson & Johnson                                             155,728
        4,700  Tenet Healthcare Corp                                         216,811
          600  Wellpoint Health Network*                                      59,310
                                                                        ------------
                                                                           1,094,975
                                                                        ------------
               INSURANCE -- 8.1%
        4,300  Aetna Inc*                                                    160,089
        1,100  Allmerica Financial Corp                                       58,465
       21,000  Allstate Corp                                                 837,060
        2,050  AMBAC Inc                                                     115,620
        1,500  American Financial Group Inc                                   36,000
        1,400  American General Corp                                         106,736
          700  American National Insurance Co                                 51,111
          800  Chubb Corp                                                     57,400
        1,800  Cigna Corp                                                    197,406
        2,200  CNA Financial Corp*                                            83,182

4             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
       17,000  Conseco Inc                                                   238,340
          500  Erie Indemnity Co, Class A                                     13,875
        3,800  Hartford Financial Services Group Inc                         242,630
        8,100  Health Net Inc*                                               177,957
        4,500  Humana Inc*                                                    60,750
        2,200  Lincoln National Corp                                          96,514
        3,900  Loews Corp                                                    423,813
        2,700  MBIA Inc                                                      205,146
        1,900  Nationwide Financial Service, Class A                          78,660
        3,100  Old Republic International Corp                                87,575
        3,800  Pacificare Health Systems Inc*                                148,675
        1,200  Radian Group Inc                                               74,220
        4,300  Safeco Corp                                                    93,525
        3,700  Saint Paul Cos Inc                                            171,273
        3,900  Torchmark Corp                                                135,642
          700  Unitrin Inc                                                    26,950
        5,400  Unumprovident Corp                                            141,318
                                                                        ------------
                                                                           4,119,932
                                                                        ------------
               MACHINERY -- 1.7%
          800  American Standard Co*                                          45,304
        6,300  Caterpillar Inc                                               262,080
        5,300  Deere and Co                                                  215,710
        1,700  FMC Corp*                                                     130,492
        2,800  Ingersoll Rand Co                                             121,380
          900  Parker-Hannifin Corp                                           38,727
        1,500  Stanley Works                                                  52,200
                                                                        ------------
                                                                             865,893
                                                                        ------------
               MANUFACTURING -- 1.7%
        4,500  Brunswick Corp                                                 95,805
        2,200  Crane Co                                                       58,630
        1,400  Illinois Tool Works Inc                                        84,770
        1,200  International Game Technology*                                 64,800
        2,800  Lafarge Corp                                                   85,400
        5,200  Leggett & Platt Inc                                           100,568
          800  Masco Corp                                                     18,696
        1,300  Miller Herman Inc                                              33,312
          700  Minnesota Mining and Manufacturing Co                          78,925

              See accompanying notes to the financial statements.              5

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MANUFACTURING -- CONTINUED
        8,200  Owens Illinois Inc*                                            64,370
        3,400  Rockwell International Corp                                   156,264
        1,000  Steelcase Inc                                                  14,250
                                                                        ------------
                                                                             855,790
                                                                        ------------
               METALS AND MINING -- 0.5%
        3,600  Allegheny Technologies Inc                                     63,792
        1,949  Phelps Dodge Corp                                              89,654
        5,300  USX-US Steel Group Inc                                         80,772
                                                                        ------------
                                                                             234,218
                                                                        ------------
               OIL AND GAS -- 4.4%
        4,400  Chevron Corp                                                  376,904
        2,500  Diamond Offshore Drilling Inc                                 104,750
        6,100  Exxon Mobil Corp                                              494,405
        6,700  Occidental Petroleum Corp                                     160,733
        2,900  Phillips Petroleum Co                                         154,599
        4,200  Questar Corp                                                  115,080
        5,000  Texaco Inc                                                    320,500
        6,000  Tidewater Inc                                                 292,200
        8,800  USX - Marathon Group                                          243,056
                                                                        ------------
                                                                           2,262,227
                                                                        ------------
               PAPER AND ALLIED PRODUCTS -- 0.2%
          800  Kimberly-Clark Corp                                            57,200
        2,800  Sonoco Products Co                                             62,216
                                                                        ------------
                                                                             119,416
                                                                        ------------
               PHARMACEUTICALS -- 2.3%
        9,200  Abbott Laboratories                                           450,708
        5,100  Bristol Myers Squibb Co                                       323,391
        1,200  Merck & Co Inc                                                 96,240
        7,200  Schering Plough Corp                                          289,800
                                                                        ------------
                                                                           1,160,139
                                                                        ------------
               PRIMARY MATERIALS -- 0.2%
        9,100  Crown Cork & Seal Inc                                          51,506

6             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PRIMARY MATERIALS -- CONTINUED
        1,900  USG Corp                                                       36,176
                                                                        ------------
                                                                              87,682
                                                                        ------------
               PRIMARY PROCESSING -- 0.2%
        2,700  Nucor Corp                                                    119,340
                                                                        ------------
               PRINTING AND PUBLISHING -- 0.3%
          700  Gannett Co Inc                                                 46,298
        3,800  R.R. Donnelley and Sons                                       112,670
                                                                        ------------
                                                                             158,968
                                                                        ------------
               REFINING -- 1.6%
        2,300  Ashland Inc                                                    89,263
        3,900  Conoco Inc                                                    110,175
        3,000  Conoco Inc, Class B                                            86,400
        4,800  Royal Dutch Petroleum Co                                      279,984
        2,000  Tosco Corp                                                     80,100
        5,100  Ultramar Diamond Shamrock Corp                                185,640
                                                                        ------------
                                                                             831,562
                                                                        ------------
               RETAIL TRADE -- 5.9%
        8,989  Albertsons Inc                                                261,130
        5,000  Autozone Inc*                                                 126,300
        7,000  Bed, Bath & Beyond Inc*                                       172,375
        1,400  Delhaize America Inc                                           30,086
        6,300  Federated Department Stores Inc*                              304,605
       17,300  Kmart Corp*                                                   161,755
        8,900  May Department Stores Co                                      352,351
       14,100  Office Depot Inc*                                             129,720
        2,600  Outback Steakhouse Inc*                                        69,160
       10,700  Penney (JC) Co Inc                                            173,126
       23,600  Rite Aid Corp*                                                123,192
        7,100  Ross Stores Inc                                               149,100
        2,100  Safeway Inc*                                                  114,051
        6,800  Saks Inc*                                                      81,600
       11,700  Sears Roebuck & Co                                            480,285
        2,600  The Gap Inc                                                    70,824

              See accompanying notes to the financial statements.              7

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
        7,800  Toys R Us Inc*                                                191,880
                                                                        ------------
                                                                           2,991,540
                                                                        ------------
               SERVICES -- 2.3%
          700  Catalina Marketing Corp*                                       23,310
       16,100  Cendant Corp*                                                 210,588
        6,800  Ceridian Corp*                                                137,564
        3,300  Dun & Bradstreet Corp*                                         82,830
        2,000  Fluor Corp*                                                    76,240
        7,100  Ingram Micro Inc*                                              97,980
          300  Massey Energy Co                                                5,892
        3,400  Servicemaster Company                                          36,482
        3,700  Supervalu Inc                                                  51,911
       16,800  Waste Management Inc                                          426,216
                                                                        ------------
                                                                           1,149,013
                                                                        ------------
               TECHNOLOGY -- 1.7%
        7,400  BMC Software Inc*                                             222,925
        9,800  Compuware Corp*                                               101,063
        2,800  Deluxe Corp                                                    68,180
        1,047  eFunds Corp*                                                   15,967
        6,600  Intel Corp                                                    188,513
        3,000  Microsoft Corp*                                               177,000
        1,900  Synopsys Inc*                                                 103,194
                                                                        ------------
                                                                             876,842
                                                                        ------------
               TELECOMMUNICATIONS -- 5.2%
       50,255  AT & T Corp                                                 1,155,865
        4,000  Bellsouth Corp                                                167,840
       11,953  SBC Communications Inc                                        570,158
       14,852  Verizon Communications                                        735,174
                                                                        ------------
                                                                           2,629,037
                                                                        ------------
               TOBACCO -- 2.9%
       27,800  Philip Morris Cos Inc                                       1,339,404
        5,400  UST Inc                                                       155,736
                                                                        ------------
                                                                           1,495,140
                                                                        ------------

              See accompanying notes to the financial statements.
8

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TRANSPORTATION -- 3.7%
        5,000  AMR Corp*                                                     166,250
       13,900  Burlington Northern Santa Fe Railroad Co                      417,139
        2,200  Continental Airlines Inc, Class B*                             98,450
        6,100  CSX Corp                                                      203,984
        4,100  Delta Air Lines Inc                                           172,692
        3,200  Galileo International Inc                                      72,800
        1,200  GATX Corp                                                      52,464
        9,300  Norfolk Southern Corp                                         168,237
        4,100  Northwest Airlines Corp*                                       90,200
        4,300  UAL Corp                                                      163,615
        4,900  Union Pacific Corp                                            269,206
                                                                        ------------
                                                                           1,875,037
                                                                        ------------
               UTILITIES -- 8.3%
        1,800  Allegheny Energy Inc                                           85,410
        2,000  Ameren Corp                                                    84,340
        2,900  American Electric Power Inc                                   137,866
        2,500  Cinergy Corp                                                   81,575
        2,200  CMS Energy Corp                                                65,010
        4,700  Consolidated Edison Inc                                       173,249
        1,800  Constellation Energy Group Inc                                 76,860
        1,100  DQE Inc                                                        35,695
        3,700  DTE Energy Co                                                 134,347
        3,700  Duke Power Co                                                 150,775
        6,500  Edison International                                           96,850
        2,200  Energy East Corp                                               41,360
        5,500  Entergy Corp                                                  213,565
        4,100  Exelon Corp                                                   268,017
        5,100  Firstenergy Corp                                              143,667
        3,100  FPL Group Inc                                                 201,655
        5,400  General Public Utilities Inc                                  167,346
        2,800  Niagara Mohawk Holdings Inc*                                   48,104
        9,900  PG & E Corp                                                   138,204
        1,600  Pinnacle West Capital Corp                                     74,320
        2,300  Potomac Electric Power Co                                      51,520
        1,800  PPL Corp                                                       82,242
        3,200  Progress Energy Inc                                           138,432
        4,400  Public Service Enterprise Group Inc                           197,164
        2,000  Puget Energy Inc                                               47,560
        5,300  Reliant Energy Inc                                            222,653

              See accompanying notes to the financial statements.              9

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
        1,900  SCANA Corp                                                     51,699
        1,600  Sempra Energy                                                  35,760
       10,500  Southern Co                                                   324,975
        1,800  Teco Energy Inc                                                52,542
        7,700  TXU Corp                                                      317,548
        3,000  Utilicorp United Inc                                           88,950
        3,200  Wisconsin Energy Corp                                          70,784
        3,395  Xcel Energy Inc                                                95,739
                                                                        ------------
                                                                           4,195,783
                                                                        ------------

               TOTAL COMMON STOCKS (COST $45,493,101)                     48,812,662
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               BANKING AND FINANCIAL SERVICES -- 0.0%
        3,600  Dime Bancorp Inc Warrants*                                        900
                                                                        ------------
               TECHNOLOGY -- 0.0%
          800  Seagate Technology Inc Rights(a)                                   64
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $1,225)                           964
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 11.5%
               CASH EQUIVALENTS -- 7.7%
$   1,281,693  FleetBoston Time Deposit, 5.66%, due 4/30/01 (b)            1,281,693
$   1,255,841  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 5.52%, due 3/06/01(b)                                     1,255,841
    1,350,966  Merrimac Cash Fund Premium Class(b)                         1,350,966
                                                                        ------------
                                                                           3,888,500
                                                                        ------------
               U.S. GOVERNMENT -- 0.4%
$     225,000  U.S. Treasury Bill, 6.02 %, due 3/08/01(c)                    224,783
                                                                        ------------

              See accompanying notes to the financial statements.
10

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 3.4%
$   1,748,744  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01,with a maturity value of
               $1,748,960 and an effective yield of 4.45%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/21 and market
               value, including accrued interest, of $1,789,336.           1,748,744
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $5,861,986)              5,862,027
                                                                        ------------
               TOTAL INVESTMENTS -- 107.5%
               (Cost $51,356,312)                                         54,675,653

               Other Assets and Liabilities (net) -- (7.5%)               (3,811,187)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 50,864,466
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Fair valued (Note 1).

(b)  Represents investments of security lending collateral (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.             11

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $3,732,604 (cost $51,356,312) (Note 1)                    $54,675,653
   Cash                                                               409
   Receivable for Fund shares sold                                  5,000
   Dividends and interest receivable                              146,577
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              9,996
                                                              -----------
      Total assets                                             54,837,635
                                                              -----------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)            3,888,500
   Payable to affiliate for (Note 2):
      Management fee                                               12,947
      Shareholder service fee                                       5,885
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                22,100
   Accrued expenses                                                43,737
                                                              -----------
      Total liabilities                                         3,973,169
                                                              -----------
NET ASSETS                                                    $50,864,466
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $47,890,584
   Accumulated undistributed net investment income                399,115
   Accumulated net realized loss                                 (725,796)
   Net unrealized appreciation                                  3,300,563
                                                              -----------
                                                              $50,864,466
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $50,864,466
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    4,690,711
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     10.84
                                                              ===========

12            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $3,189)             $ 1,094,044
   Interest (including securities lending income of $6,838)        70,414
                                                              -----------
      Total income                                              1,164,458
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        152,686
   Custodian and transfer agent fees                               37,348
   Audit fees                                                      36,348
   Registration fees                                                2,001
   Legal fees                                                       1,837
   Trustees fees (Note 2)                                             457
   Miscellaneous                                                    1,005
   Fees waived or borne by Manager (Note 2)                       (78,996)
                                                              -----------
                                                                  152,686
   Shareholder service fee (Note 2)
      Class III                                                    69,403
                                                              -----------
      Net expenses                                                222,089
                                                              -----------
         Net investment income                                    942,369
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                (889,803)
      Closed futures contracts                                    196,210
                                                              -----------

         Net realized loss                                       (693,593)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               9,967,297
      Open futures contracts                                        7,063
                                                              -----------

         Net unrealized gain                                    9,974,360
                                                              -----------

      Net realized and unrealized gain                          9,280,767
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $10,223,136
                                                              ===========

              See accompanying notes to the financial statements.             13

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             PERIOD FROM AUGUST 2, 1999
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 28, 2001   THROUGH FEBRUARY 29, 2000
                                                         -----------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   942,369             $   447,986
   Net realized gain (loss)                                    (693,593)                273,877
   Change in net unrealized appreciation (depreciation)       9,974,360              (5,506,385)
                                                            -----------             -----------
   Net increase (decrease) in net assets from
    operations                                               10,223,136              (4,784,522)
                                                            -----------             -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (647,538)               (335,842)
                                                            -----------             -----------
      Total distributions from net investment income           (647,538)               (335,842)
                                                            -----------             -----------
   Net realized gains
      Class III                                                (313,143)                     --
                                                            -----------             -----------
      Total distributions from net realized gains              (313,143)                     --
                                                            -----------             -----------
   In excess of net realized gains
      Class III                                                    (797)                     --
                                                            -----------             -----------
      Total distributions in excess of net realized
       gains                                                       (797)                     --
                                                            -----------             -----------
                                                               (961,478)               (335,842)
                                                            -----------             -----------
   Net share transactions: (Note 5)
      Class III                                               2,952,920              43,770,252
                                                            -----------             -----------
   Increase in net assets resulting from net share
    transactions                                              2,952,920              43,770,252
                                                            -----------             -----------
      Total increase in net assets                           12,214,578              38,649,888
NET ASSETS:
   Beginning of period                                       38,649,888                      --
                                                            -----------             -----------
   End of period (including accumulated undistributed
    net investment income of $399,115 and $108,358,
    respectively)                                           $50,864,466             $38,649,888
                                                            ===========             ===========

14            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                 PERIOD FROM
                                                                                AUGUST 2, 1999
                                                                                (COMMENCEMENT
                                                            YEAR ENDED      OF OPERATIONS) THROUGH
                                                         FEBRUARY 28, 2001    FEBRUARY 29, 2000
                                                         -----------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  8.79              $ 10.00
                                                              -------              -------

Income from investment operations:
   Net investment income                                         0.20                 0.11+
   Net realized and unrealized gain (loss)                       2.06                (1.24)
                                                              -------              -------

      Total from investment operations                           2.26                (1.13)
                                                              -------              -------

Less distributions to shareholders:
   From net investment income                                   (0.14)               (0.08)
   From net realized gains                                      (0.07)                  --
   In excess of net realized gains                                 --(b)                --
                                                              -------              -------

      Total distributions                                       (0.21)               (0.08)
                                                              -------              -------
NET ASSET VALUE, END OF PERIOD                                $ 10.84              $  8.79
                                                              =======              =======
TOTAL RETURN(A)                                                 26.00%              (11.36)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $50,864              $38,650
   Net expenses to average daily net assets                      0.48%                0.48%*
   Net investment income to average daily net assets             2.04%                1.94%*
   Portfolio turnover rate                                         89%                  26%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share
     amounts:                                                 $  0.02              $  0.01

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the periods shown.
(b) The per share distribution in excess of net realized gains was less than $0.01 per share.
*    Annualized
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

              See accompanying notes to the financial statements.             15

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Intrinsic Value Fund (the "Fund"), which commenced operations on August 2, 1999, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 25, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth through investment in equity securities. The Fund's benchmark is the Russell 1000 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $3,732,604 collateralized by cash in the amount of $3,888,500 which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2001 the Fund had no open swap contracts.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $526,520 expiring in 2009.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to the classification of distributions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
              $(4,074)           $4,074           $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a purchase premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .14% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period
      March 1, 2000 through October 13, 2000, the Fund received $5,591 and $3,223 in purchase premiums, respectively. There was no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $457. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $42,586,951 and $40,287,161 respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $51,573,920       $5,769,543       $(2,667,810)      $3,101,733

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 85.4% of the outstanding shares of the Fund were held by one shareholder.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                             Period from August 2, 1999
                                                                                  (commencement of
                                                            Year Ended              operations)
                                                         February 28, 2001   through February 29, 2000
                                                        -------------------  --------------------------
                                                        Shares     Amount      Shares        Amount
                                                        -------  ----------  -----------  -------------
         Class III:
         Shares sold                                    269,826  $2,724,411   4,395,372    $43,761,197
         Shares issued to shareholders
           in reinvestment of distributions              35,114     333,681         958          9,055
         Shares repurchased                             (10,559)   (105,172)         --             --
                                                        -------  ----------   ---------    -----------
         Net increase                                   294,381  $2,952,920   4,396,330    $43,770,252
                                                        =======  ==========   =========    ===========

      The Fund was formed with an initial tax-free contribution of securities-in-kind, which had a historical cost of $36,907,073 and unrealized depreciation of $1,167,412 on the date of contribution.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FUTURE CONTRACTS

         Number of                                                                                                 Contract
         Contracts                      Type                                      Expiration Date                    Value
         ---------  ---------------------------------------------  ---------------------------------------------  -----------
             Buys
             4      S&P 500                                                         March 2001                    $1,242,000

         Number of  Net Unrealized
         Contracts   Depreciation
         ---------  --------------
             Buys
             4         $(18,778)
                       ========

      At February 28, 2001 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTRINSIC VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Intrinsic Value Fund (the "Fund") (a series of the GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO World Equity Allocation Fund returned 4.3% for the fiscal year ended February 28, 2001. During the period the Fund's benchmark, the GMO World Extended+ Index, returned -13.8%.

Our fundamental view that the developed U.S. and international large cap equity markets were markedly overvalued bore substantial fruit during the fiscal year as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research had indicated that better long-term returns could be achieved from investments in asset classes other than Large Developed Equities. These included REITs and Small Cap Value in the U.S. and Emerging Market Equities, Small Cap International Equities and Fixed Income. By diversifying out of Large Cap Equities and into other asset classes with good return potential, we aimed at exposing our clients to a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight U.S. stocks by 17% and Developed International stocks by 11%. This weighting was split in a 2:1 ratio between Fixed Income Funds, which outperformed the S&P 500 by 22.3%, and Emerging Market Equities, which underperformed the S&P 500 by 12.1%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including Small Cap Value stocks and REITs, where we were overweight 10% and 7%, respectively. Both allocations added to performance, as Small Cap Value and REITs outperformed the S&P 500 Index by 32.7% and 4.5%, respectively. With the single exception of Emerging Market Equities, all asset allocation bets added to performance.

The value bias of the International Intrinsic Value Fund and the U.S. Core Fund ensured their performance was exceptionally strong in a bearish market. International Intrinsic Value outperformed its MSCI EAFE benchmark by 24.8% while U.S. Core outperformed its S&P 500 benchmark by 9.0%. Strong implementation within Emerging Market Equities added 8.5% to performance, which partly offset the sector's decline of 28.9%. The sole fund to underperform its benchmark was the Small Cap Value Fund, which rose 21.0% against its Russell 2500 Value benchmark rise of 24.6%.

The Fund's 14% overweight to fixed income was allocated to U.S. fixed income, international and emerging bonds. All fixed income funds performed strongly and added value relative to their benchmarks.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

The following fiscal year is unlikely to be as strong a value year as was 2000, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO WORLD EQUITY ALLOCATION FUND CLASS III SHARES AND THE
MSCI ALL COUNTRY WORLD INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                               6/28/96*
Class III                        4.29%            8.24%

          GMO WORLD EQUITY  MSCI ALL COUNTRY     GMO WORLD
           Allocation Fund       World Index  Extended + Index
6/28/96*           $10,000           $10,000           $10,000
9/30/96             $9,950           $10,094           $10,171
12/31/96           $10,351           $10,510           $10,749
3/31/97            $10,504           $10,625           $10,935
6/30/97            $11,551           $12,212           $12,479
9/30/97            $12,218           $12,493           $12,981
12/31/97           $11,411           $12,051           $12,664
3/31/98            $12,767           $13,723           $14,490
6/30/98            $12,077           $13,810           $14,676
9/30/98            $10,256           $12,114           $12,834
12/31/98           $11,722           $14,669           $15,470
3/31/99            $11,802           $15,265           $15,972
6/30/99            $13,465           $16,167           $16,877
9/30/99            $13,061           $15,904           $16,656
12/31/99           $14,471           $18,674           $19,406
3/31/00            $14,595           $18,922           $19,677
6/30/00            $14,378           $18,195           $18,996
9/30/00            $14,268           $17,199           $18,094
12/31/00           $14,380           $16,074           $16,997
2/28/01            $14,477           $15,094           $15,914

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 66 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.
* Performance is linked to Class I shares (originating share class) and is converted to Class III shares on October 22, 1996 (commencement date of Class III shares).

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
        8,526  GMO Currency Hedged International Equity Fund                    78,864
       57,316  GMO Emerging Country Debt Fund                                  513,552
       91,553  GMO Emerging Markets Fund                                       827,636
      106,301  GMO Evolving Countries Fund                                     936,514
        1,412  GMO Growth Fund                                                  29,922
       37,919  GMO Inflation Indexed Bond Fund                                 403,457
       77,165  GMO International Bond Fund                                     728,435
      178,075  GMO International Intrinsic Value Fund                        3,627,379
       19,222  GMO International Small Companies Fund                          224,514
       68,233  GMO REIT Fund                                                   703,477
       75,271  GMO Small Cap Value Fund                                      1,043,259
      114,849  GMO U.S. Core Fund                                            1,602,139
       31,454  GMO Value Fund                                                  301,012
                                                                        --------------
               TOTAL MUTUAL FUNDS (COST $11,485,639)                        11,020,160
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 0.1%
               REPURCHASE AGREEMENT -- 0.1%
$      11,367  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of $11,368
               and an effective yield of 4.45%, collaterized by a U.S.
               Treasury Obligation with a rate of 8.125%, maturity
               date of 8/15/21 and market value, including accured
               interest, of $13,256.                                            11,367
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $11,367)                      11,367
                                                                        --------------
               TOTAL INVESTMENTS -- 100.1%
               (Cost $11,497,006)                                           11,031,527

               Other Assets and Liabilities (net) -- (0.1%)                    (10,929)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $   11,020,598
                                                                        ==============

              See accompanying notes to the financial statements.              1

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $11,497,006) (Note 1)          $11,031,527
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              1,961
                                                              -----------
      Total assets                                             11,033,488
                                                              -----------

LIABILITIES:
   Accrued expenses                                                12,890
                                                              -----------
      Total liabilities                                            12,890
                                                              -----------
NET ASSETS                                                    $11,020,598
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $16,138,014
   Accumulated undistributed net investment income                430,018
   Accumulated net realized loss                               (5,081,955)
   Net unrealized depreciation                                   (465,479)
                                                              -----------
                                                              $11,020,598
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $11,020,598
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,226,158
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.99
                                                              ===========

2             See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $252,250
   Interest                                                        634
                                                              --------
      Total income                                             252,884
                                                              --------
EXPENSES:
   Audit fees                                                   16,694
   Custodian and transfer agent fees                             2,533
   Registration fees                                               819
   Legal fees                                                      276
   Trustees fees (Note 2)                                           92
   Miscellaneous                                                 1,903
   Fees waived or borne by Manager (Note 2)                    (22,317)
                                                              --------
      Net expenses                                                  --
                                                              --------
         Net investment income                                 252,884
                                                              --------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                              147,177
      Realized gain distributions from investment company
      shares                                                   749,002
                                                              --------

         Net realized gain                                     896,179
                                                              --------

   Change in net unrealized appreciation (depreciation) on
    investments                                               (684,100)
                                                              --------

      Net realized and unrealized gain                         212,079
                                                              --------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $464,963
                                                              ========

              See accompanying notes to the financial statements.              3

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   252,884       $    272,589
   Net realized gain (loss)                                     896,179         (5,068,655)
   Change in net unrealized appreciation (depreciation)        (684,100)         7,580,313
                                                            -----------       ------------
   Net increase in net assets from operations                   464,963          2,784,247
                                                            -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (432,872)                --
                                                            -----------       ------------
      Total distributions from net investment income           (432,872)                --
                                                            -----------       ------------
   Net realized gains
      Class III                                                      --         (1,505,715)
                                                            -----------       ------------
      Total distributions from net realized gains                    --         (1,505,715)
                                                            -----------       ------------
                                                               (432,872)        (1,505,715)
                                                            -----------       ------------
   Net share transactions: (Note 5)
      Class III                                                 154,378        (20,026,209)
                                                            -----------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                          154,378        (20,026,209)
                                                            -----------       ------------
      Total increase (decrease) in net assets                   186,469        (18,747,677)
NET ASSETS:
   Beginning of period                                       10,834,129         29,581,806
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $430,018 and $432,639,
    respectively)                                           $11,020,598       $ 10,834,129
                                                            ===========       ============

4             See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------
                                           2001     2000     1999     1998      1997*
                                          -------  -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  8.96  $  8.52  $ 10.39  $ 10.52   $ 10.07
                                          -------  -------  -------  -------   -------

Income from investment operations:
   Net investment income(a)                  0.21    0.20+    0.18+    0.29+      0.11
   Net realized and unrealized gain
     (loss)                                  0.18     1.69    (0.82)    1.03      0.63
                                          -------  -------  -------  -------   -------

      Total from investment operations       0.39     1.89    (0.64)    1.32      0.74
                                          -------  -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income               (0.36)      --    (0.18)   (0.28)    (0.11)
   In excess of net investment income          --       --    (0.33)    --(b)       --
   From net realized gains                     --    (1.45)   (0.72)   (1.17)    (0.18)
                                          -------  -------  -------  -------   -------

      Total distributions                   (0.36)   (1.45)   (1.23)   (1.45)    (0.29)
                                          -------  -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD            $  8.99  $  8.96  $  8.52  $ 10.39   $ 10.52
                                          =======  =======  =======  =======   =======
TOTAL RETURN(C)                              4.29%   22.45%   (6.67)%   13.56%     7.51%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $11,021  $10,834  $29,582  $50,952   $36,746
   Net expenses to average daily net
     assets(d)                               0.00%    0.00%    0.00%    0.00%     0.00%**
   Net investment income to average
     daily net assets(a)                     2.31%    2.24%    1.91%    2.65%     0.91%**
   Portfolio turnover rate                     12%      12%      17%      49%       31%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $  0.02  $  0.02  $  0.01  $  0.01   $  0.03

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)  The per share distribution in excess of net investment income was $0.0004
(c) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 1.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
*    Period from October 22, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.

              See accompanying notes to the financial statements.              5

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO World Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO World Extended Plus Index through investment to varying extents in other Funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $4,770,690 expiring in 2008.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the classification of distributions received from underlying funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
             $177,367           $(200,197)         $22,830

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a premium on cash purchases of Fund shares, and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .66% of the amount invested. In the case of cash redemptions, the fee was .15% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $3,734 in purchase premiums and $33,146 in redemption fees. For the period from March 1, 2000 through October 13, 2000, the Fund did not have any purchase or redemption premiums. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests.

      The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2001 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $92. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $2,042,447 and $1,326,696, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $11,808,272        $327,220        $(1,103,965)      $(776,745)

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 99.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                           Year Ended             Year Ended
                                                        February 28, 2001      February 29, 2000
                                                        -----------------  -------------------------
                                                        Shares    Amount     Shares        Amount
                                                        -------  --------  -----------  ------------
         Class III:
         Shares sold                                        566  $  4,833       61,132  $    565,696
         Shares issued to shareholders
           in reinvestment of distributions              16,452   149,545      170,716     1,505,715
         Shares repurchased                                  --        --   (2,495,019)  (22,097,620)
                                                        -------  --------  -----------  ------------
         Net increase (decrease)                         17,018  $154,378   (2,263,171) $(20,026,209)
                                                        =======  ========  ===========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO WORLD EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global (U.S.+) Equity Allocation Fund returned 6.6% for the fiscal year ended February 28, 2001. During the period the Fund's benchmark, 75% S&P 500/25% GMO EAFE Extended, returned -10.9%.

Our fundamental view that the developed U.S. and international large cap equity markets were markedly overvalued bore substantial fruit during the fiscal year as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research had indicated that better long-term returns could be achieved from investments in asset classes other than Large Developed Equities. These included REITs and Small Cap Value in the U.S. and Emerging Market Equities, Small Cap International Equities and Fixed Income. By diversifying out of Large Cap Equities and into other asset classes with good return potential, we aimed at exposing our clients to a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight U.S. stocks by 14% and Developed International stocks by 7%. This weighting was split in a 2:1 ratio between Fixed Income Funds, which outperformed the S&P 500 by 22.3%, and Emerging Market Equities, which underperformed the S&P 500 by 12.1%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including Small Cap Value stocks and REITs, where we were overweight 13% and 10%, respectively. Both allocations added to performance, as Small Cap Value and REITs outperformed the S&P 500 Index by 32.7% and 4.5%, respectively. With the single exception of Emerging Market Equities, all asset allocation bets added to performance.

The value bias of the U.S. Core Fund and the International Intrinsic Value Fund ensured their performance was exceptionally strong in a bearish market. U.S. Core outperformed its S&P 500 benchmark by 9.0% while International Intrinsic Value outperformed its MSCI EAFE benchmark by 24.8%. Strong implementation within Emerging Market Equities added 8.5% to performance, which partly offset the sector's decline of 28.9%. The sole fund to underperform its benchmark was the Small Cap Value Fund, which rose 21.0% against its Russell 2500 Value benchmark rise of 24.6%.

The Fund's 13% overweight to fixed income was allocated to U.S. fixed income, international and emerging bonds. All fixed income funds performed strongly and added value relative to their benchmarks.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

The following fiscal year is unlikely to be as strong a value year as was 2000, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND CLASS III SHARES AND THE S&P 500 INDEX (50%)/MSCI ALL COUNTRY WORLD INDEX (50%)
AS OF FEBRUARY 28, 2001

AVERAGE ANNUAL TOTAL RETURNS
                              1 Year  Since Inception
                                            11/26/96%
Class III                      6.57%           11.33%

  DATE    GLOBAL (U.S.+) EQUITY ALLOCATION FUND  S&P 500 INDEX (50%) / MSCI ALL COUNTRY WORLD INDEX (50%)
11/26/96                                $10,000                                                   $10,000
12/31/96                                $10,070                                                    $9,823
3/31/97                                 $10,233                                                   $10,011
6/30/97                                 $11,447                                                   $11,634
9/30/97                                 $12,471                                                   $12,201
12/31/97                                $12,074                                                   $12,157
3/31/98                                 $13,380                                                   $13,848
6/30/98                                 $12,953                                                   $14,121
9/30/98                                 $11,201                                                   $12,553
12/31/98                                $12,794                                                   $15,214
3/31/99                                 $12,865                                                   $15,903
6/30/99                                 $14,425                                                   $16,933
9/30/99                                 $13,694                                                   $16,264
12/31/99                                $15,261                                                   $18,891
3/31/00                                 $15,714                                                   $19,237
6/30/00                                 $15,433                                                   $18,612
9/30/00                                 $15,813                                                   $18,010
12/31/00                                $15,833                                                   $16,717
2/28/01                                 $15,797                                                   $15,716

  DATE    GMO GLOBAL (U.S.+) EQUITY INDEX
11/26/96                          $10,000
12/31/96                           $9,848
3/31/97                           $10,079
6/30/97                           $11,693
9/30/97                           $12,374
12/31/97                          $12,395
3/31/98                           $14,154
6/30/98                           $14,488
9/30/98                           $12,882
12/31/98                          $15,574
3/31/99                           $16,192
6/30/99                           $17,194
9/30/99                           $16,526
12/31/99                          $19,095
3/31/00                           $19,434
6/30/00                           $18,825
9/30/00                           $18,281
12/31/00                          $17,037
2/28/01                           $16,004

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 47 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL (U.S.) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
       52,455  GMO Currency Hedged International Equity Fund                  485,209
      169,348  GMO Emerging Country Debt Fund                               1,517,361
      254,650  GMO Emerging Markets Fund                                    2,302,034
      243,293  GMO Evolving Countries Fund                                  2,143,414
        4,476  GMO Growth Fund                                                 94,836
      196,398  GMO Inflation Indexed Bond Fund                              2,089,680
      221,460  GMO International Bond Fund                                  2,090,580
      293,642  GMO International Intrinsic Value Fund                       5,981,487
       37,705  GMO International Small Companies Fund                         440,392
      404,693  GMO REIT Fund                                                4,172,387
      425,322  GMO Small Cap Value Fund                                     5,894,965
      986,166  GMO U.S. Core Fund                                          13,757,021
      188,946  GMO Value Fund                                               1,808,216
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $47,879,205)                       42,777,582
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$       9,989  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of $9,990
               and an effective yield of 4.45%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/21 and market value, including
               accrued interest, of $13,256.                                    9,989
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $9,989)                       9,989
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $47,889,194)                                          42,787,571

               Other Assets and Liabilities (net) -- (0.0%)                   (11,792)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  42,775,779
                                                                        =============

              See accompanying notes to the financial statements.              3

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $47,889,194) (Note 1)          $42,787,571
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              2,295
                                                              -----------
      Total assets                                             42,789,866
                                                              -----------

LIABILITIES:
   Accrued expenses                                                14,087
                                                              -----------
      Total liabilities                                            14,087
                                                              -----------
NET ASSETS                                                    $42,775,779
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $48,131,080
   Accumulated net realized loss                                 (253,678)
   Net unrealized depreciation                                 (5,101,623)
                                                              -----------
                                                              $42,775,779
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $42,775,779
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    4,793,308
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.92
                                                              ===========

4             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $1,074,436
   Interest                                                        1,697
                                                              ----------
      Total income                                             1,076,133
                                                              ----------
EXPENSES:
   Audit fees                                                     16,211
   Custodian and transfer agent fees                               7,156
   Legal fees                                                      1,653
   Registration fees                                                 819
   Trustees fees (Note 2)                                            457
   Miscellaneous                                                   1,638
   Fees waived or borne by Manager (Note 2)                      (27,934)
                                                              ----------
      Net expenses                                                    --
                                                              ----------
            Net investment income                              1,076,133
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                (38,301)
      Realized gain distributions from investment company
      shares                                                   3,691,530
                                                              ----------

         Net realized gain                                     3,653,229
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                               (2,330,931)
                                                              ----------

      Net realized and unrealized gain                         1,322,298
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,398,431
                                                              ==========

              See accompanying notes to the financial statements.              5

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,076,133        $   938,823
   Net realized gain                                          3,653,229          2,677,867
   Change in net unrealized appreciation (depreciation)      (2,330,931)         2,595,656
                                                            -----------        -----------
   Net increase in net assets from operations                 2,398,431          6,212,346
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (1,076,133)          (938,823)
                                                            -----------        -----------
      Total distributions from net investment income         (1,076,133)          (938,823)
                                                            -----------        -----------
   In excess of net investment income
      Class III                                              (1,274,011)          (709,581)
                                                            -----------        -----------
      Total distributions in excess of net investment
       income                                                (1,274,011)          (709,581)
                                                            -----------        -----------
   Net realized gains
      Class III                                              (3,040,441)        (2,295,053)
                                                            -----------        -----------
      Total distributions from net realized gains            (3,040,441)        (2,295,053)
                                                            -----------        -----------
                                                             (5,390,585)        (3,943,457)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                               9,099,089          1,926,347
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                              9,099,089          1,926,347
                                                            -----------        -----------
      Total increase in net assets                            6,106,935          4,195,236
NET ASSETS:
   Beginning of period                                       36,668,844         32,473,608
                                                            -----------        -----------
   End of period                                            $42,775,779        $36,668,844
                                                            ===========        ===========

6             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------
                                           2001     2000     1999     1998      1997*
                                          -------  -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.49  $  8.85  $ 10.48  $ 10.30   $ 10.00
                                          -------  -------  -------  -------   -------

Income from investment operations:
   Net investment income(a)                  0.24     0.25     0.16+    0.26+     0.12
   Net realized and unrealized gain
     (loss)                                  0.39     1.45    (0.40)    1.83      0.38
                                          -------  -------  -------  -------   -------

      Total from investment operations       0.63     1.70    (0.24)    2.09      0.50
                                          -------  -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income               (0.23)   (0.24)   (0.16)   (0.26)    (0.12)
   In excess of net investment income       (0.28)   (0.19)   (0.40)      --(c)       --
   From net realized gains                  (0.69)   (0.63)   (0.83)   (1.65)    (0.08)
                                          -------  -------  -------  -------   -------

      Total distributions                   (1.20)   (1.06)   (1.39)   (1.91)    (0.20)
                                          -------  -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD            $  8.92  $  9.49  $  8.85  $ 10.48   $ 10.30
                                          =======  =======  =======  =======   =======
TOTAL RETURN(B)                              6.57%   19.14%   (2.84)%   21.86%     5.09%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $42,776  $36,669  $32,474  $45,101   $30,787
   Net expenses to average daily net
     assets(d)                               0.00%    0.00%    0.00%    0.00%     0.00%**
   Net investment income to average
     daily net assets(a)                     2.56%    2.63%    1.64%    2.39%     3.21%**
   Portfolio turnover rate                     19%      18%      34%      32%       10%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $  0.01  $  0.01  $  0.01  $  0.01   $  0.01

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c)  The per share distribution in excess of net investment income was $0.0009.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 1.)
*    Period from November 26, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

              See accompanying notes to the financial statements.              7

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global (U.S.+) Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than that of the GMO Global (U.S.+) Equity Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the classification of dividends received from underlying Funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,274,011         $(1,266,858)        $(7,153)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a premium on cash purchases of Fund shares, and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .47% of the amount invested. In the case of cash redemptions, the fee was .15% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period from March 1, 2000 through October 13, 2000 the Fund received $15,897 and $30,431 in purchase premiums, respectively and $3,005 and $2,198 in redemption fees, respectively. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2001 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $457. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $16,182,924 and $7,764,617, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $49,173,104        $586,544        $(6,972,077)     $(6,385,533)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 86.6% of the outstanding shares of the Fund were held by one shareholder.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended              Year Ended
                                                          February 28, 2001       February 29, 2000
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
         Class III:                                     ---------  -----------  ---------  -----------
         Shares sold                                      729,768  $ 7,287,227    346,147  $ 3,382,445
         Shares issued to shareholders
           in reinvestment of distributions               358,816    3,342,779     71,629      699,986
         Shares repurchased                              (158,668)  (1,530,917)  (224,862)  (2,156,084)
                                                        ---------  -----------  ---------  -----------
         Net increase                                     929,916  $ 9,099,089    192,914  $ 1,926,347
                                                        =========  ===========  =========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund designated 57% of distributions as net capital gain dividends.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Growth Fund returned -33.1% for the fiscal year ended February 28, 2001 as compared to the -39.5% return for the benchmark, the Russell 2500 Growth Index, and -8.2% for the S&P 500.

For the fiscal year, small capitalization growth stocks underperformed all other market capitalization bands in the U.S. market. While in prior years small cap growth stocks had been exceptionally strong performers, investor sentiment towards these issues turned sharply negative during the year. Technology and particularly Internet stocks were especially hard hit, as earnings forecasts declined in the wake of the economic slowdown. The strongest performing sectors in the Russell 2500 Growth Index were financial services, consumer staples, auto/transportation and energy.

Both stock and sector selection contributed to the Fund's outperformance relative to the benchmark. The Fund's large overweight position in the energy sector coupled with an underweight position in the telephone utilities sector added the most value over the benchmark. Underweight positions in the strong performing financial services and consumer staples sectors partially offset these gains. Stock selection was strong among health care, utilities, consumer discretionary and energy stocks, which also added value for the period. Weak selection among technology and producer durable stocks hurt performance.

The GMO Small Cap Growth Fund selects stocks based on three disciplines: the trend in consensus analyst estimates, price momentum and earnings surprise. We purchase stocks that are highly ranked on each of these measures. Although on a long-term basis each of our disciplines for selecting small cap growth stocks has added value, only price momentum added value for the year. The earnings momentum and earnings surprise disciplines were neutral relative to the benchmark.

OUTLOOK

We noted in our outlook from last year that small cap growth stocks were overvalued, and that the strong performance of Internet stocks would not persist indefinitely. Clearly, investors' enthusiasm for these issues has waned significantly. Despite the decline of small cap growth stocks, we continue to believe they are expensive, and we are underweight these stocks in our asset allocation accounts. While our strategy for selecting small cap growth stocks has been effective in beating the benchmark, the Fund has still realized a substantial decline because of the poor performance of this asset class. We believe that the portfolio is well positioned to continue to add value relative to the benchmark. Equities in the Small Cap Growth Fund are trading at a discount relative to the benchmark on both price to book value and price to earnings ratio. The Fund currently maintains an underweight position in the technology sector and overweight positions in the energy and health care sectors.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO SMALL CAP GROWTH FUND CLASS III SHARES AND THE RUSSELL 2500 GROWTH INDEX AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                               12/31/96
Class III                      -33.80%            7.74%

            GMO SMALL CAP  RUSSELL 2500
              Growth Fund  Growth Index
12/31/1996         $9,950       $10,000
3/31/1997          $9,502        $9,200
6/30/1997         $11,207       $10,695
9/30/1997         $13,388       $12,474
12/31/1997        $12,407       $11,476
3/31/1998         $13,983       $12,755
6/30/1998         $13,756       $12,132
9/30/1998         $10,718        $9,438
12/31/1998        $13,125       $11,831
3/31/1999         $12,381       $11,707
6/30/1999         $13,791       $13,674
9/30/1999         $13,477       $13,200
12/31/1999        $17,113       $18,395
3/31/2000         $19,543       $21,182
6/30/2000         $18,389       $19,718
9/30/2000         $18,403       $19,139
12/31/2000        $15,340       $15,436
2/28/2001         $13,641       $13,899

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           COMMON STOCKS -- 97.1%
           BANKING AND FINANCIAL SERVICES -- 4.4%
      800  Americredit*                                                  27,344
    3,900  BlackRock Inc*                                               153,660
    3,750  Federated Investors Inc                                      101,250
    2,600  Greater Bay Bancorp                                           86,775
      340  Harbor Global Co Ltd*                                          2,337
    3,449  Metris Companies Inc                                          75,740
    2,450  New York Community Bancorp Inc                                96,009
    2,200  SEI Investments Co                                           187,997
    2,000  Southwest Bancorporation of Texas Inc*                        77,000
    2,500  Waddell and Reed Financial Inc, Class A                       76,800
                                                                    -----------
                                                                        884,912
                                                                    -----------
           CHEMICALS -- 0.3%
    1,600  Cambrex Corp                                                  66,736
                                                                    -----------
           COMPUTER AND OFFICE EQUIPMENT -- 1.7%
    3,000  Computer Network Technology Corp*                             36,937
    3,500  Emulex Corp*                                                 107,844
    2,100  Extreme Networks Inc*                                         47,480
    3,600  Sandisk Corp*                                                 77,850
   14,900  Western Digital Corp*                                         61,406
                                                                    -----------
                                                                        331,517
                                                                    -----------
           CONSTRUCTION -- 1.6%
    4,000  Horton (DR) Inc                                               91,200
    2,600  Quanta Services Inc*                                          71,786
    3,000  The Shaw Group Inc*                                          150,930
                                                                    -----------
                                                                        313,916
                                                                    -----------
           CONSUMER GOODS -- 3.0%
    1,100  Columbia Sportswear Co*                                       60,912
    2,775  Direct Focus Inc*                                             73,884
    3,700  Genesco Inc*                                                  90,650
    1,500  Kenneth Cole Productions, Class A*                            42,375
    3,500  Oakley Inc*                                                   58,800
    2,200  SCP Pool Corp*                                                73,150
    2,000  THQ Inc*                                                      55,875

              See accompanying notes to the financial statements.              1

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           CONSUMER GOODS -- CONTINUED
    2,400  Timberland Co*                                               134,352
                                                                    -----------
                                                                        589,998
                                                                    -----------
           ELECTRONIC EQUIPMENT -- 9.1%
      800  ACT Manufacturing Inc*                                        13,900
    4,400  Aeroflex Inc*                                                 58,850
    2,400  Anaren Microwave Inc*                                         42,900
    3,300  C&D Technology Inc                                           108,900
    3,900  Cree Inc*                                                     81,900
    1,300  Cyberoptics Corp*                                             20,637
    4,400  DMC Stratex Networks Inc*                                     40,150
    2,800  Electro Scientific Industries*                                78,575
    4,300  Exar Corp*                                                    81,700
    2,200  FEI Co*                                                       49,569
    4,700  Finisar Corp*                                                 55,519
    4,700  FSI International Inc*                                        38,481
    9,300  Glenayre Technologies Inc*                                    31,679
    2,100  I-STAT Corp*                                                  40,950
    2,700  International Rectifier Corp*                                 89,100
    6,400  Intervoice Inc*                                               54,400
    5,900  Kemet Corp*                                                   99,238
    5,600  Lattice Semiconductor Corp*                                  103,600
    2,000  Microsemi Corp*                                               56,250
    2,400  Newport Corp                                                 117,300
    5,700  Oak Technology Inc*                                           29,035
   13,100  P-Com Inc*                                                    27,019
    1,100  Pericom Semiconductor Corp*                                   13,200
    2,500  Power-One Inc*                                                44,375
    4,500  Remec Inc*                                                    39,094
    2,300  Sawtek Inc*                                                   37,950
    8,400  Silicon Storage Technology Inc*                               84,000
    2,000  Technitrol Inc                                                69,700
    2,500  Three-Five Systems Inc*                                       42,825
    3,200  Transwitch Corp*                                              64,200
    4,100  TriQuint Semiconductor Inc*                                   74,569
    1,600  Vicor Corp*                                                   34,400
                                                                    -----------
                                                                      1,823,965
                                                                    -----------

              See accompanying notes to the financial statements.
2

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           ENTERTAINMENT & LEISURE -- 0.2%
    1,400  P.F. Chang's China Bistro Inc*                                46,900
                                                                    -----------
           FOOD AND BEVERAGE -- 0.5%
    1,300  Dreyers Grand Ice Cream Inc                                   39,081
    1,500  Pepsi Bottling Group Inc                                      60,525
                                                                    -----------
                                                                         99,606
                                                                    -----------
           HEALTH CARE -- 11.5%
   10,900  Health Management Associates Inc*                            188,570
    4,900  Healthsouth Corp*                                             78,008
    2,200  IMPATH Inc*                                                  109,862
    2,300  Incyte Genomics Inc*                                          38,669
    2,500  KV Pharmaceuticals Co*                                        61,950
    1,000  Laboratory Corp of America Holdings*                         160,500
    4,300  Lifepoint Hospital Inc*                                      167,162
    3,600  Mid Atlantic Medical Services Inc*                            70,776
    2,400  Novoste Corp*                                                 80,400
    5,400  Orthodontic Centers of America*                              126,900
    5,100  Province Healthcare Co*                                      178,181
    1,900  Quest Diagnostics Inc*                                       200,260
    2,000  RehabCare Group Inc*                                          92,000
    3,000  Respironics Inc*                                              75,375
    3,900  Sunrise Assisted Living Inc*                                  92,625
   18,200  Sunrise Technologies International Inc*                       37,537
    3,300  Transkaryotic Therapies Inc*                                  55,017
    4,700  Triad Hospitals Inc*                                         153,631
    2,400  Trigon Healthcare Inc*                                       144,456
    2,000  Universal Health Services, Class B*                          179,500
                                                                    -----------
                                                                      2,291,379
                                                                    -----------
           INSURANCE -- 3.9%
    3,600  First American Financial Corp                                109,440
    6,700  Gallagher (Arthur J) and Co                                  171,051
    2,000  Landamerica Financial Group Inc                               71,800
    4,700  Old Republic International Corp                              132,775
    8,900  Oxford Health Plans Inc*                                     294,256
                                                                    -----------
                                                                        779,322
                                                                    -----------

              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           MACHINERY -- 2.9%
    2,700  Brooks Automation Inc*                                        93,150
    4,075  Dycom Industries Inc*                                         62,347
    2,600  Helix Technology Corp                                         61,750
    4,500  Kulicke & Soffa Industries*                                   51,750
    5,300  MSC Industrial Direct Co*                                     87,238
    3,800  Presstek Inc*                                                 45,837
    2,400  Semitool Inc*                                                 24,450
    1,400  Smith International Inc*                                     105,840
    3,400  Watsco Inc                                                    42,840
                                                                    -----------
                                                                        575,202
                                                                    -----------
           MANUFACTURING -- 3.4%
    1,350  Alliant Techsystems Inc*                                     114,412
    1,500  Cymer Inc*                                                    32,062
    6,400  Dal Tile International Inc*                                  102,400
    3,400  International Game Technology*                               183,600
    8,400  Omnicare Inc                                                 186,228
      800  PerkinElmer Inc                                               58,576
                                                                    -----------
                                                                        677,278
                                                                    -----------
           METALS AND MINING -- 0.4%
    2,400  CONSOL Energy Inc                                             72,000
                                                                    -----------
           OIL AND GAS -- 9.7%
    2,500  Barrett Resources Corp*                                      110,625
    3,200  Cabot Oil & Gas Corp, Class A                                 86,720
    5,500  Cross Timbers Oil Co                                         135,685
    3,500  EOG Resources Inc                                            152,600
   15,900  Grey Wolf Inc*                                                87,609
    2,400  HS Resources Inc*                                             92,760
    7,400  Key Energy Services Inc*                                      85,840
    1,400  Louis Dreyfus Natural Gas*                                    50,624
    4,600  Marine Drilling Co Inc*                                      134,090
    2,600  McMoRan Exploration Co*                                       37,440
    1,200  National-Oilwell Inc*                                         43,440
    2,800  Newfield Exploration Co*                                      98,056
    4,400  Patterson Energy Inc*                                        155,100
    3,000  Plains Resource Inc*                                          63,030
    4,700  Pogo Producing Co                                            123,939

4             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           OIL AND GAS -- CONTINUED
    1,700  Prima Energy Corp*                                            50,150
    4,000  St. Mary Land & Exploration Co                                89,250
    2,100  Stone Energy Corp*                                           113,400
    3,500  Superior Energy Services Inc*                                 37,625
    3,400  UTI Energy Corp*                                             122,196
    3,600  Vintage Petroleum Inc                                         70,164
                                                                    -----------
                                                                      1,940,343
                                                                    -----------
           PAPER AND ALLIED PRODUCTS -- 0.3%
    2,300  School Specialty Inc*                                         50,744
                                                                    -----------
           PHARMACEUTICALS -- 5.8%
    3,600  Amerisource Health Corp*                                     193,392
    1,600  Andrx Group*                                                  91,625
    1,900  Barr Laboratories Inc*                                       105,640
    2,100  Cell Therapeutics Inc*                                        50,006
    1,800  IDEC Pharmaceuticals Corp*                                   101,475
    2,000  Inhale Therapeutic Systems Inc*                               55,750
    3,500  Martek Biosciences Corp*                                      57,750
    1,600  Medicis Pharmaceutical Corp, Class A*                         84,160
    4,500  NeoRx Corp*                                                   30,375
    1,600  Noven Pharmaceuticals Inc*                                    52,000
    2,900  Sangstat Medical Corp*                                        30,450
    2,600  Syncor International Corp*                                    91,000
    6,600  Triangle Pharmaceuticals Inc*                                 38,362
    2,700  Vertex Pharmaceuticals Inc*                                  134,325
    2,900  Vical Inc*                                                    40,600
                                                                    -----------
                                                                      1,156,910
                                                                    -----------
           PRIMARY PROCESSING -- 1.2%
    2,200  Lone Star Technologies Inc*                                   97,878
    2,800  Precision Castparts Corp                                     107,940
    2,500  RTI International Metals Inc*                                 40,250
                                                                    -----------
                                                                        246,068
                                                                    -----------
           REAL ESTATE -- 0.3%
    2,500  Felcor Lodging Trust Inc, REIT                                59,500
                                                                    -----------

              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           RETAIL TRADE -- 5.4%
    3,000  Abercrombie & Fitch Co*                                       85,080
    7,200  CBRL Group Inc                                               136,350
    2,350  CEC Entertainment Inc*                                        94,000
    2,700  Chicos FAS Inc*                                              111,881
    2,600  Children's Place Retail Stores Inc*                           56,875
    2,100  Factory 2-U Stores Inc*                                       80,062
    4,100  Guitar Center Inc*                                            64,319
    3,400  Hot Topic Inc*                                                89,250
   13,100  Pier 1 Imports Inc                                           170,300
    2,800  Skechers U.S.A. Inc*                                          75,488
    2,200  Talbots Inc                                                  111,804
                                                                    -----------
                                                                      1,075,409
                                                                    -----------
           SERVICES -- 11.0%
    1,900  Administaff Inc*                                              41,648
    1,700  Advo Inc*                                                     68,680
    6,750  Apollo Group Inc*                                            237,094
    3,200  Career Education Corp*                                       146,000
   12,100  Caremark Rx Inc*                                             169,400
    3,400  Celgene Corp*                                                 88,825
    2,391  Cephalon Inc*                                                131,654
    1,400  Corinthian Colleges Inc*                                      55,125
    2,100  Cytyc Corporation*                                           132,037
    4,000  Devry Inc*                                                   144,960
    2,300  DiamondCluster International Inc*                             48,444
    3,400  Education Management Corp*                                   119,000
    1,100  Forrester Research Inc*                                       42,969
    1,700  Heidrick & Struggles International Inc*                       56,206
    7,500  Ingram Micro Inc*                                            103,500
    2,800  Macrovision Corp*                                            112,175
    1,200  Myriad Genetics Inc*                                          66,450
    4,400  On Assignment Inc*                                            97,075
    2,700  Pharmaceutical Product Development Inc*                      150,356
    2,400  Pre-Paid Legal Services Inc*                                  47,400
      500  Professional Detailing Inc*                                   26,062
    2,100  Rent-A-Center Inc*                                            92,663
    1,200  Sonic Corp*                                                   28,125
                                                                    -----------
                                                                      2,205,848
                                                                    -----------

              See accompanying notes to the financial statements.
6

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           TECHNOLOGY -- 15.1%
    2,400  Adept Technology Inc*                                         36,600
    2,700  Agile Software Corp*                                          58,894
    4,100  American Management Systems Inc*                              90,713
    2,300  AremisSoft Corp*                                              56,925
    4,100  Art Technology Group Inc*                                     99,681
    2,200  Aspen Technologies Inc*                                       57,338
    1,550  BARRA Inc*                                                    68,006
    8,400  Cadence Design Systems Inc*                                  212,940
    1,200  Cognizant Technology Solutions Corp*                          50,400
    5,100  Com21 Inc*                                                    15,619
    1,700  CoStar Group Inc*                                             30,388
    1,900  CSG Systems International Inc*                                71,606
    2,900  Datastream Systems Inc*                                       29,544
    3,700  Documentum Inc*                                               79,088
    3,400  FileNet Corp*                                                 74,800
    2,900  HNC Software Inc*                                             67,606
    3,400  Homestore.com Inc*                                           101,575
    3,000  IDT Corp*                                                     67,500
    4,200  Interact Commerce Corp*                                       33,075
    2,100  Internet Security Systems*                                   117,075
    4,000  Interwoven Inc*                                               66,250
    4,500  J.D. Edwards & Co.*                                           46,688
    1,800  Jack Henry and Associates Inc                                 82,238
    3,300  LTX Corp*                                                     45,994
    4,000  Manugistics Group Inc*                                       124,000
    6,600  Mentor Graphics Corp*                                        161,700
    3,200  Multex.com Inc*                                               62,000
    9,800  Network Associates Inc*                                       63,394
    2,600  Nvidia Corp*                                                 116,188
    5,500  Parametric Technology Corp*                                   73,219
      700  Peoplesoft Inc*                                               22,575
    3,100  Plexus Corp*                                                  95,713
    4,500  Rainbow Technologies Inc*                                     28,969
    2,000  RSA Security Inc*                                             95,000
    2,200  Sanchez Computer Associates Inc*                              21,725
    3,300  Secure Computing Corp*                                        36,300
    8,700  Sybase Inc*                                                  170,738
    3,500  Tektronix Inc*                                                86,415
    2,200  Varian Inc*                                                   66,963
    3,900  Verity Inc*                                                  103,106

              See accompanying notes to the financial statements.              7

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           TECHNOLOGY -- CONTINUED
    9,500  VerticalNet Inc*                                              29,985
                                                                    -----------
                                                                      3,018,533
                                                                    -----------
           TELECOMMUNICATIONS -- 0.8%
    3,000  Advanced Fibre Communication*                                 56,813
    1,900  Leap Wireless International Inc*                              58,069
    2,000  NTELOS Inc                                                    32,125
    3,000  Tut Systems Inc*                                              13,781
                                                                    -----------
                                                                        160,788
                                                                    -----------
           TEXTILES -- 0.4%
    3,200  Delta & Pine Land Co                                          78,880
                                                                    -----------
           TOBACCO -- 1.1%
    3,800  RJ Reynolds Tobacco Holdings                                 214,700
                                                                    -----------
           TRANSPORTATION -- 2.6%
    3,300  Expeditors International Washington Inc                      192,638
    1,400  Forward Air Corp*                                             51,713
    3,400  Frontier Airlines Inc*                                        79,688
    1,900  Newport News Shipbuilding Inc                                103,835
    2,300  USAir Group Inc*                                              94,990
                                                                    -----------
                                                                        522,864
                                                                    -----------
           UTILITIES -- 0.5%
    2,200  PPL Corp                                                     100,518
                                                                    -----------

           TOTAL COMMON STOCKS (COST $21,018,014)                    19,383,836
                                                                    -----------
           RIGHTS AND WARRANTS -- 0.0%
           PHARMACEUTICALS -- 0.0%
    2,800  Endo Pharmaceutical Warrants, Expires 12/31/02*                  700
                                                                    -----------

           TOTAL RIGHTS AND WARRANTS (COST $10,500)                         700
                                                                    -----------

              See accompanying notes to the financial statements.
8

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES/
     PAR VALUE ($)        DESCRIPTION                                                  VALUE ($)
-----------------------------------------------------------------------------------------------------
                          SHORT-TERM INVESTMENTS -- 14.1%
                          CASH EQUIVALENTS -- 11.0%
$                620,188  FleetBoston Time Deposit, 5.66%, due 4/30/01(a)                     620,188
$                144,031  Harris Trust & Savings Bank Eurodollar Time Deposit,
                            5.52%, due 3/06/01(a)                                             144,031
                 424,891  Merrimac Cash Fund Premium Class(a)                                 424,891
$              1,000,000  Prudential Securities Group, Inc. Master Note, 5.84%,
                            due 9/06/01(a)                                                  1,000,000
                                                                                   ------------------
                                                                                            2,189,110
                                                                                   ------------------
                          U.S. GOVERNMENT -- 1.8%
$                355,000  U.S. Treasury Bill, 6.02 %, due 3/08/01(b)                          354,657
                                                                                   ------------------
                          REPURCHASE AGREEMENT -- 1.3%
$                268,215  Salomon Smith Barney Inc. Repurchase Agreement, dated
                          2/28/01, due 3/01/01, with a maturity value of $268,248
                          and an effective yield of 4.45%, collateralized by a
                          U.S. Treasury Obligation with a rate of 8.125%,
                          maturity date of 8/15/21 and market value, including
                          accrued interest, of $278,385.                                      268,215
                                                                                   ------------------

                          TOTAL SHORT-TERM INVESTMENTS (COST $2,812,001)                    2,811,982
                                                                                   ------------------
                          TOTAL INVESTMENTS -- 111.2%
                          (Cost $23,840,515)                                               22,196,518

                          Other Assets and Liabilities (net) -- (11.2%)                    (2,239,978)
                                                                                   ------------------
                          TOTAL NET ASSETS -- 100.0%                               $       19,956,540
                                                                                   ==================

                          NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $2,101,148 (cost $23,840,515) (Note 1)                    $22,196,518
   Cash                                                             1,877
   Receivable for Fund shares sold                                  2,612
   Dividends and interest receivable                                1,799
                                                              -----------
      Total assets                                             22,202,806
                                                              -----------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)            2,189,110
   Payable to affliate for (Note 2):
      Management fee                                               12,735
      Shareholder service fee                                       2,591
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 1,900
   Accrued expenses                                                39,930
                                                              -----------
      Total liabilities                                         2,246,266
                                                              -----------
NET ASSETS                                                    $19,956,540
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $20,069,104
   Accumulated net realized gain                                1,547,394
   Net unrealized depreciation                                 (1,659,958)
                                                              -----------
                                                              $19,956,540
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $19,956,540
                                                              ===========

SHARES OUTSTANDING:
   Class III (Note 7)                                           1,045,923
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III (Note 7)                                         $     19.08
                                                              ===========

10            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $26,099)  $    119,754
   Dividends                                                        61,160
                                                              ------------
      Total income                                                 180,914
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         153,413
   Custodian and transfer agent fees                                46,923
   Audit fees                                                       35,195
   Legal fees                                                        1,840
   Trustees fees (Note 2)                                              552
   Miscellaneous                                                     1,561
   Fees waived or borne by Manager (Note 2)                        (86,071)
                                                              ------------
                                                                   153,413
   Shareholder service fee (Note 2)
      Class III                                                     69,733
                                                              ------------
      Net expenses                                                 223,146
                                                              ------------
         Net investment loss                                       (42,232)
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                               33,500,865
      Closed futures contracts                                   1,030,274
                                                              ------------

         Net realized gain                                      34,531,139
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (53,024,647)
      Open futures contracts                                      (316,346)
                                                              ------------

         Net unrealized loss                                   (53,340,993)
                                                              ------------

      Net realized and unrealized loss                         (18,809,854)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(18,852,086)
                                                              ============

              See accompanying notes to the financial statements.             11

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)                            $     (42,232)     $    117,725
   Net realized gain                                          34,531,139        17,894,394
   Change in net unrealized appreciation (depreciation)      (53,340,993)       46,843,826
                                                           -------------      ------------
   Net increase (decrease) in net assets from
    operations                                               (18,852,086)       64,855,945
                                                           -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class III                                                       --          (266,924)
                                                           -------------      ------------
      Total distributions from net investment income                  --          (266,924)
                                                           -------------      ------------
   Net realized gains
      Class III                                              (40,402,971)       (9,060,286)
                                                           -------------      ------------
      Total distributions from net realized gains            (40,402,971)       (9,060,286)
                                                           -------------      ------------
                                                             (40,402,971)       (9,327,210)
                                                           -------------      ------------
   Net share transactions: (Note 5)
      Class III                                              (58,078,212)      (48,222,297)
                                                           -------------      ------------
   Decrease in net assets resulting from net share
    transactions                                             (58,078,212)      (48,222,297)
                                                           -------------      ------------
      Total increase (decrease) in net assets               (117,333,269)        7,306,438
NET ASSETS:
   Beginning of period                                       137,289,809       129,983,371
                                                           -------------      ------------
   End of period                                           $  19,956,540      $137,289,809
                                                           =============      ============

12            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------------------------------------------------
                                              2001++          2000++          1999++          1998++             1997*++
                                          --------------  --------------  --------------  --------------  ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 168.70        $ 108.80        $ 122.80        $  98.20           $ 100.00
                                             --------        --------        --------        --------           --------

Income from investment operations:
   Net investment income (loss)                 (0.04)           0.10            0.30            0.50               0.10
   Net realized and unrealized gain
     (loss)                                    (37.26)          70.20           (9.80)          34.30              (1.90)
                                             --------        --------        --------        --------           --------

      Total from investment operations         (37.30)          70.30           (9.50)          34.80              (1.80)
                                             --------        --------        --------        --------           --------

Less distributions to shareholders:
   From net investment income                      --           (0.30)          (0.20)          (0.60)                --
   In excess of net investment income              --              --              --           (0.10)                --
   From net realized gains                    (112.32)         (10.10)          (4.30)          (9.50)                --
                                             --------        --------        --------        --------           --------

      Total distributions                     (112.32)         (10.40)          (4.50)         (10.20)                --
                                             --------        --------        --------        --------           --------
NET ASSET VALUE, END OF PERIOD               $  19.08        $ 168.70        $ 108.80        $ 122.80           $  98.20
                                             ========        ========        ========        ========           ========
TOTAL RETURN(A)                                (33.14)%         67.27%          (8.20)%         36.66%             (1.80)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $ 19,957        $137,290        $129,983        $399,613           $159,898
   Net expenses to average daily net
     assets                                      0.48%           0.48%           0.48%           0.48%              0.48%**
   Net investment income (loss) to
     average daily net assets                   (0.09)%          0.09%           0.21%           0.47%              0.70%**
   Portfolio turnover rate                        147%            122%            113%            132%                13%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:     $   0.08        $   0.10        $   0.30        $   0.30           $   0.10
   Purchases and redemption fees consist
     of the following per share
     amounts:(b)                             $   0.87        $    N/A        $    N/A        $    N/A           $    N/A

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not beenwaived during the periods shown.
(b) The Fund had adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
*    Period from December 31, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
+    Not annualized.

              See accompanying notes to the financial statements.             13

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS -- (CONTINUED)
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

++ Amounts were adjusted to reflect a 1:10 reverse stock split effective December 11, 2000.

14            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is the Russell 2500 Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $2,101,148, collateralized by cash in the amount of $2,189,110, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2001, there were no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The differences are primarily due to net operating loss.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $42,232           $(42,174)           $(58)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period March 1, 2000 through October 13, 2000, the Fund received $34,968 and $13,458 in purchase premiums and $32,811and $506,533 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $552. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $67,529,608 and $164,526,040, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $23,941,363       $2,428,413       $(4,173,258)     $(1,744,845)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 67.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Funds outstanding shares.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                Year Ended
                                                            February 28, 2001          February 29, 2000
                                                        --------------------------  -----------------------
                                                          Shares        Amount       Shares       Amount
                                                        -----------  -------------  ---------  ------------
         Class III:
         Shares sold                                         25,179  $   2,695,588     56,582  $  6,993,580
         Shares issued to shareholders
           in reinvestment of distributions               1,227,753     40,402,888     69,280     9,146,296
         Shares repurchased                              (1,020,834)  (101,176,688)  (506,222)  (64,362,173)
                                                        -----------  -------------  ---------  ------------
         Net increase (decrease)                            232,098  $ (58,078,212)  (380,360) $(48,222,297)
                                                        ===========  =============  =========  ============

      Amounts were adjusted to reflect a 1:10 reverse stock split effective December 11, 2000.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FINANCIAL FUTURES

         Number of                                                                                                Contract
         Contracts                      Type                                      Expiration Date                   Value
         ---------  ---------------------------------------------  ---------------------------------------------  ---------
           Buys
            1                       Russell 2000                                    March 2001                    $237,600

         Number of  Net Unrealized
         Contracts   Depreciation
         ---------  --------------
           Buys
            1          $(15,961)

      At February 28, 2001, the Fund has sufficient cash and/ or securities to cover any commitments or margin on open futures contracts.

7.    REVERSE STOCK SPLIT

      On December 11, 2000, the Trustees of the Fund approved a one for ten reverse stock split for Class III shares of the Small Cap Growth Fund. The reverse stock split was effective as of December 11, 2000. Shareholders may determine the number of shares owned as a result of the reverse stock split by dividing the number of shares owned immediately prior to the reverse stock split by ten. The reverse stock split did not result in a change to the value of the shareholder account balances.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Growth Fund ("the Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 34% of distributions as net capital gain dividends.

GMO REIT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO REIT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO REIT Fund returned 30.9% during the fiscal year ended February 28, 2001. The benchmark, the MSCI REIT Index, returned 26.4% while the S&P 500 returned -8.2% during the same period.

REIT performance during 2000 represented a significant improvement over 1999 when investor sentiment reached a nadir. As measured by the MSCI REIT Index, real estate securities performance was broadly positive as all but one of the property sectors outperformed the S&P 500, with sector returns ranging from 18.7% to 49.1%. Only one sector, which includes wireless towers, had a negative total return and underperformed the S&P 500.

Among major sectors, lodging, apartments, office, diversified and industrial property companies produced total returns in excess of 30%, and were joined by retail outlets, manufactured housing and regional malls in outperforming the benchmark. Shopping center, storage and triple net companies underperformed the benchmark, but delivered returns exceeding 18%.

Positive economic fundamentals in most property markets supported industry cash earnings growth of over 8%, leading companies to raise dividends by nearly 7%. Although cash earnings growth slowed, unleveraged property cash flow growth doubled inflation. Construction starts remained in line with demand with some deceleration evident late in 2000 as interest rates peaked and lenders tightened standards. Demand was good in most markets, but was extraordinary in the San Francisco Bay area, other parts of the west coast, and the northeast.

The Division continues to reduce the number of issuers in the portfolio and to invest in companies based on fundamental analysis and active management techniques. Property sector weightings are determined by analyzing securities valuations by sector and assessing property market trends geographically. Stock selection uses three analytic models: 1) quality adjusted growth; 2) fundamental value; and 3) asset valuation. Manager judgment, which is crucial to final stock selection, considers quality and sustainability of cash flows, limiting capital structure risks and quality of management. Due to the low volatility of REITs, we have implemented changes to the portfolio gradually and portfolio turnover is less than 20%.

Sector selection added 3.2% and stock selection added 2.8% to excess returns in the fiscal year, before fees and excluding cash. Compared to the MSCI REIT Index, sector allocations were positive in seven cases, neutral in three and negative in two. Stock selection was positive to relative performance in every sector except office and storage. Stocks selected in each of the outlet, lodging and triple net sectors generated returns in excess of 50%.

GMO REIT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

More balanced capital flows are reassuring to the industry outlook. Dedicated real estate mutual funds received $528 million in net additions in 2000 compared to $1.3 billion in outflows during 1999 and average annual inflows of $2.0 billion during the last four years. Equity issuance was restrained with only $827 million of common issued during 2000 compared to $3.2 billion in 1999 and an eight-year trend of $8.5 billion annually.

Real estate markets are fundamentally sound. However, we expect job growth to decelerate in 2001 and economic conditions to mute growth rates for real estate companies, particularly in 2002. Many of last year's robust markets will slow significantly in 2001 and excessive rents will flatten and decline, in some cases precipitously. Most other markets will experience rent growth near inflation. Longer duration leases and lower interest rates should bolster the group as investors prize the cash earnings predictability and cost reductions.

Expect reasonable but more moderate returns in 2001. REIT valuations are attractive relative to market conditions, growth prospects and underlying asset values. Dividends are secure, yields remain high and dividend growth is accelerating. Real estate securities should deliver what many investors want -- stable earnings, appealing real returns and low volatility.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO REIT FUND CLASS III SHARES AND THE MSCI REIT INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                                5/31/96
Class III                       30.86%            7.42%

          GMO REIT  MSCI REIT
              Fund      Index
5/31/96    $10,000    $10,000
6/30/96    $10,140    $10,187
9/30/96    $10,840    $10,849
12/31/96   $12,808    $13,015
3/31/97    $12,940    $13,044
6/30/97    $13,551    $13,687
9/30/97    $15,113    $15,283
12/31/97   $15,287    $15,433
3/31/98    $15,014    $15,322
6/30/98    $14,184    $14,649
9/30/98    $11,876    $13,099
12/31/98   $11,563    $12,824
3/31/99    $11,131    $12,205
6/30/99    $12,365    $13,415
9/30/99    $11,049    $12,332
12/31/99   $11,024    $12,241
3/31/00    $11,297    $12,566
6/30/00    $12,662    $13,869
9/30/00    $13,630    $14,953
12/31/00   $14,202    $15,523
2/28/01    $14,052    $15,322

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 50 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENTS -- 95.7%
               COMMON STOCKS -- 10.5%
               DIVERSIFIED -- 2.0%
       62,500  Catellus Development Corp*                                   1,126,250
       11,551  Florida East Coast Industries                                  383,493
       50,000  St. Joe Co                                                   1,147,000
                                                                        -------------
                                                                            2,656,743
                                                                        -------------
               LODGING -- 4.4%
       45,000  Hilton Hotels Corp                                             481,950
      132,500  Starwood Hotels and Resorts Worldwide Inc                    4,624,250
      350,000  Wyndham International Inc, Class A*                            738,500
                                                                        -------------
                                                                            5,844,700
                                                                        -------------
               OFFICE -- 4.1%
       35,000  Brookfield Properties Corp                                     620,200
      300,000  Trizec Hahn Corporation                                      4,800,000
                                                                        -------------
                                                                            5,420,200
                                                                        -------------
               TECHNOLOGY -- 0.0%
        5,000  VelocityHSI Inc*                                                 1,150
                                                                        -------------

               TOTAL COMMON STOCKS (COST $21,391,690)                      13,922,793
                                                                        -------------
               REAL ESTATE INVESTMENT TRUSTS -- 85.2%
               APARTMENTS -- 14.9%
       75,000  Apartment Investment & Management Co, Class A                3,300,000
       95,000  Archstone Communities Trust                                  2,328,450
       20,000  BRE Properties Inc                                             585,600
        2,000  Camden Property Trust                                           64,040
       80,000  Cornerstone Realty Income Trust                                877,600
      142,500  Equity Residential Properties Trust                          7,424,250
       25,000  Gables Residential Trust                                       682,500
       20,000  Mid America Apartment Community                                436,000
       25,000  Smith (Charles E) Residential                                1,083,750
       39,500  Summit Properties Inc                                          925,090
      185,000  United Dominion Realty Trust Inc                             2,231,100
                                                                        -------------
                                                                           19,938,380
                                                                        -------------

              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               DIVERSIFIED -- 14.1%
       75,000  Colonial Properties Trust                                    2,010,750
      347,500  Crescent Real Estate Equities                                7,380,900
       65,000  Glenborough Realty Trust Inc                                 1,197,300
       50,000  Meditrust Corp*                                                182,500
       65,000  The Rouse Co                                                 1,628,250
      170,000  Vornado Realty Trust                                         6,427,700
                                                                        -------------
                                                                           18,827,400
                                                                        -------------
               FACTORY OUTLET -- 0.6%
       20,000  Chelsea Property Group Inc.                                    826,600
                                                                        -------------
               INDUSTRIAL -- 7.4%
       50,000  AMB Property Corp                                            1,235,500
       55,000  Eastgroup Properties Inc                                     1,215,500
       80,000  First Industrial Realty Trust                                2,628,000
       85,400  Liberty Property Trust                                       2,299,822
      122,500  Prologis Trust                                               2,513,700
                                                                        -------------
                                                                            9,892,522
                                                                        -------------
               LODGING -- 5.1%
       75,000  Felcor Lodging Trust Inc                                     1,785,000
       34,000  Hospitalities Properties Trust                                 882,300
      325,000  Host Marriott Corp                                           4,101,500
                                                                        -------------
                                                                            6,768,800
                                                                        -------------
               MANUFACTURED HOUSING -- 0.7%
       30,000  Chateau Communities Inc                                        928,200
                                                                        -------------
               OFFICE -- 33.0%
        6,000  Alexandria Real Estate Equity Inc                              227,820
       40,000  Arden Realty Group Inc                                         954,000
       62,500  Bedford Property Investors                                   1,241,875
       50,000  Boston Properties Inc                                        2,017,000
      200,000  Brandywine Realty Trust                                      3,800,000
       25,000  CarrAmerica Realty Corp                                        747,500
      228,000  Duke Realty Investments                                      5,221,200
      220,000  Equity Office Properties Trust                               6,340,400
      162,500  Highwood Properties Inc                                      4,046,250

2             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OFFICE -- CONTINUED
       50,000  Kilroy Realty Corp                                           1,319,500
       62,800  Koger Equity Inc                                               968,376
      250,000  Mack-Cali Realty Corp                                        6,700,000
       65,000  Parkway Properties Inc                                       1,891,500
      100,000  Prentiss Properties Trust                                    2,470,000
        3,500  PS Business Parks Inc                                           95,375
       65,000  Reckson Associates Realty Corp                               1,514,500
       24,000  Reckson Associates Realty Corp, Class B                        578,400
       25,000  SL Green Realty Corp                                           702,000
       57,600  Spieker Properties Inc                                       3,224,448
                                                                        -------------
                                                                           44,060,144
                                                                        -------------
               REGIONAL MALLS -- 5.5%
       29,800  CBL & Associates Properties Inc                                795,660
       60,000  General Growth Properties                                    2,025,600
       50,000  JP Realty Inc                                                  934,500
       52,500  Macerich Co                                                  1,088,850
       74,500  Mills Corp                                                   1,438,595
       42,500  Simon Property Group Inc                                     1,088,425
                                                                        -------------
                                                                            7,371,630
                                                                        -------------
               SELF STORAGE -- 1.0%
       35,700  Public Storage Inc                                             918,561
       15,000  Shurgard Storage Centers Inc                                   375,450
                                                                        -------------
                                                                            1,294,011
                                                                        -------------
               SHOPPING/POWER CENTER -- 2.3%
      100,000  Developers Diversified Realty Corp                           1,365,000
       49,000  JDN Realty Corp                                                619,850
       70,000  New Plan Excel Realty Trust                                  1,061,200
                                                                        -------------
                                                                            3,046,050
                                                                        -------------
               TELECOMMUNICATIONS -- 0.1%
       17,500  Pinnacle Holdings Inc*                                         165,704
                                                                        -------------

              See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TRIPLE NET LEASING -- 0.5%
       25,000  iStar Financial Inc                                            625,000
                                                                        -------------

               TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $117,367,545)    113,744,441
                                                                        -------------

               TOTAL REAL ESTATE INVESTMENTS (COST $138,759,235)          127,667,234
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 8.6%
               CASH EQUIVALENTS -- 4.4%
$      74,020  FleetBoston Time Deposit, 5.66%, due 4/30/01 (a)                74,020
$     384,395  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 5.52%, due 3/06/01(a)                                        384,395
      383,965  Merrimac Cash Fund Premium Class(a)                            383,965
$   5,000,000  Prudential Securities Group, Inc. Master Note, 5.84%,
                 due 9/06/01(a)                                             5,000,000
                                                                        -------------
                                                                            5,842,380
                                                                        -------------
               REPURCHASE AGREEMENT -- 4.2%
$   5,683,026  Salomon Smith Barney, Inc. Repurchase Agreement, dated
               2/28/01, due 3/01/01, with a maturity value of
               $5,683,729 and an effective yield of 4.45%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/21 and market
               value, including accrued interest, of $5,806,313.            5,683,026
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $11,525,406)             11,525,406
                                                                        -------------
               TOTAL INVESTMENTS -- 104.3%
               (Cost $150,284,641)                                        139,192,640

               Other Assets and Liabilities (net) -- (4.3%)                (5,772,311)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 133,420,329
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

4             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $5,583,078 (cost $150,284,641) (Note 1)                   $139,192,640
   Cash                                                                215
   Receivable for investments sold                                  53,186
   Receivable for Fund shares sold                                  30,660
   Dividends and interest receivable                                87,701
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               6,608
                                                              ------------
      Total assets                                             139,371,010
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)             5,842,380
   Payable to affiliate for (Note 2):
      Management fee                                                55,568
      Shareholder service fee                                       15,436
   Accrued expenses                                                 37,297
                                                              ------------
      Total liabilities                                          5,950,681
                                                              ------------
  NET ASSETS                                                  $133,420,329
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $166,818,660
   Accumulated undistributed net investment income               6,613,631
   Accumulated net realized loss                               (28,919,961)
   Net unrealized depreciation                                 (11,092,001)
                                                              ------------
                                                              $133,420,329
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $133,420,329
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    12,942,881
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.31
                                                              ============

              See accompanying notes to the financial statements.              5

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $19,906)            $ 8,421,611
   Interest (including securities lending income of $3,873)       215,036
                                                              -----------
      Total income                                              8,636,647
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        713,588
   Audit fees                                                      38,404
   Custodian and transfer agent fees                               22,668
   Legal fees                                                       4,316
   Trustees fees (Note 2)                                           1,373
   Registration fees                                                   84
   Miscellaneous                                                    2,916
   Fees waived or borne by Manager (Note 2)                       (69,761)
                                                              -----------
                                                                  713,588
   Shareholder service fee (Note 2)
      Class III                                                   198,219
                                                              -----------
      Net expenses                                                911,807
                                                              -----------
         Net investment income                                  7,724,840
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized loss on investments                            (4,969,800)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                33,053,284
                                                              -----------

      Net realized and unrealized gain                         28,083,484
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $35,808,324
                                                              ===========

6             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  7,724,840       $  7,373,324
   Net realized loss                                         (4,969,800)        (9,292,667)
   Change in net unrealized appreciation (depreciation)      33,053,284         (2,861,315)
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                               35,808,324         (4,780,658)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (6,731,698)        (7,382,589)
                                                           ------------       ------------
      Total distributions from net investment income         (6,731,698)        (7,382,589)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (16,163,879)       (10,458,232)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (16,163,879)       (10,458,232)
                                                           ------------       ------------
      Total increase (decrease) in net assets                12,912,747        (22,621,479)
NET ASSETS:
   Beginning of period                                      120,507,582        143,129,061
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $6,613,631 and $6,717,589,
    respectively)                                          $133,420,329       $120,507,582
                                                           ============       ============

              See accompanying notes to the financial statements.              7

GMO REIT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------------
                                            2001      2000      1999      1998      1997*
                                          --------  --------  --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $   8.26  $   9.13  $  12.92  $  12.62  $  10.00
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.60     0.51+     0.51+      0.53      0.24
   Net realized and unrealized gain
     (loss)                                   1.92     (0.87)    (3.36)     1.26      2.60
                                          --------  --------  --------  --------  --------

      Total from investment operations        2.52     (0.36)    (2.85)     1.79      2.84
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.47)    (0.51)    (0.19)    (0.57)    (0.17)
   In excess of net investment income           --        --        --     (0.03)       --
   From net realized gains                      --        --     (0.75)    (0.89)    (0.05)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.47)    (0.51)    (0.94)    (1.49)    (0.22)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  10.31  $   8.26  $   9.13  $  12.92  $  12.62
                                          ========  ========  ========  ========  ========
TOTAL RETURN(A)                              30.86%    (4.69)%   (23.27)%    14.29%    28.49%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $133,420  $120,508  $143,129  $374,774  $260,929
   Net expenses to average daily net
     assets                                   0.69%     0.69%     0.69%     0.69%     0.69%**
   Net investment income to average
     daily net assets                         5.85%     5.64%     4.60%     4.10%     4.72%**
   Portfolio turnover rate                      11%       13%       59%       86%       21%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.01  $   0.01  $   0.03  $   0.03  $   0.02

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
+    Computed using average shares outstanding throughout the period.
++   Not Annualized.
*    Period from May 31, 1996 (commencement of operations) to February 28, 1997.
**   Annualized

8             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO REIT Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in or exposure to real estate investment trusts ("REIT"), which are managed vehicles that invest in real estate or real estate-related assets. The Fund's benchmark is the Morgan Stanley REIT Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2001 the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $5,583,078, collateralized by cash in the amount of $5,842,380, which was invested in short-term instruments.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $8,368,927, $15,979,464 and $3,875,337 expiring in 2007, 2008 and 2009, respectively.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the classification of distributions from REIT securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $(1,097,100)       $1,097,117           $(17)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      The Fund's investments in REIT equity securities may at times result in the Fund's receipt of cash in excess of its interest in the REIT's earnings. The excess amount cannot be determined by the Fund at the time of receipt. If the Fund distributes amounts which are subsequently determined to exceed REIT earnings, such amounts would constitute a return of capital to Fund shareholders for federal income tax purposes.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a purchase premium in connection with the purchase of Fund shares and no longer charges a redemption fee in connection with the sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases and fee on redemptions of Fund shares was .50% of the amount invested or redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period from March 1, 2000 through October 13, 2000, the Fund received $166,908 and $41,663 in purchase premiums, respectively, and $242,174 and $142,576 in redemption fees, respectively. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $1,373. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $14,569,937 and $31,713,321, respectively.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $150,980,875      $7,042,451       $(18,830,686)    $(11,788,235)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2001, 15.1% of the outstanding shares of the Fund were held by one shareholder.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2001          February 29, 2000
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
                                                        -----------  ------------  -----------  ------------
         Class III:
         Shares sold                                      1,380,513  $ 12,851,599    3,881,568  $ 33,381,589
         Shares issued to shareholders
           in reinvestment of distributions                 480,290     4,620,387      483,941     4,594,949
         Shares repurchased                              (3,499,852)  (33,635,865)  (5,462,918)  (48,434,770)
                                                        -----------  ------------  -----------  ------------
         Net decrease                                    (1,639,049) $(16,163,879)  (1,097,409) $(10,458,232)
                                                        ===========  ============  ===========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO REIT FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO REIT Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Value Fund returned 22.1% for the fiscal year ended February 28, 2001, as compared to 24.6% for the benchmark, the Russell 2500 Value Index, and -8.2% for the S&P 500.

For the fiscal year, value stocks outperformed growth stocks across all market capitalization bands, with small cap value stocks outperforming small cap growth stocks by 65%. The top performing sectors in the Russell 2500 Value Index were energy, consumer staples, health care and financial services. Technology and telephone utilities sectors were the weakest performers.

The Fund benefited from overweight positions in the health care, producer durable and retail sectors. Despite these contributions, sector selection in aggregate detracted from performance. The Fund's underweight position in financial services coupled with overweight positions in technology and auto/transportation detracted from relative performance.

Stock selection modestly outperformed the benchmark for the fiscal year. Stock selection among financial services, utility, consumer discretionary and auto/transportation stocks contributed to performance. Weak selection among technology, material/processing and multi-industry stocks partially offset these gains.

Our intrinsic value stock selection discipline, which has a strong recent record of selecting relatively undervalued stocks outside traditional value filters, again added value in the current fiscal year. During the year, we also transitioned from our price to book stock selection discipline to a price to normalized earnings discipline. Using this discipline we purchase stocks of companies with low price to normalized earnings. Normalizing earnings over several years allows us to calculate a better estimate of a company's ongoing earning power. Both price to book and price to normalized earnings added value to the Fund.

OUTLOOK

Small cap value stocks continue to be undervalued relative to the rest of the U.S. equity market, despite strong recent returns. The portfolio is currently overweight with respect to smaller stocks in the Russell 2500 benchmark, which we believe are more attractively valued. The portfolio currently has overweight positions in the health care and producer durables sectors and an underweight position in the technology sector.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO SMALL CAP VALUE FUND CLASS III SHARES AND THE RUSSELL 2500 VALUE INDEX AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  Since Inception
                                                       12/31/91
Class III                       20.92%  12.82%           15.49%

          GMO SMALL CAP  RUSSELL 2500  GMO RUSSELL 2500
             Value Fund   Value Index           Value +
12/31/91         $9,950       $10,000           $10,000
3/31/92         $10,965       $10,845           $10,427
6/30/92         $10,975       $10,827            $9,954
9/30/92         $11,215       $11,150           $10,226
12/31/92        $12,360       $12,490           $11,617
3/31/93         $13,396       $13,618           $12,168
6/30/93         $13,580       $13,873           $12,423
9/30/93         $14,355       $14,739           $13,303
12/31/93        $14,851       $14,901           $13,540
3/31/94         $14,701       $14,666           $13,240
6/30/94         $14,229       $14,526           $12,772
9/30/94         $15,491       $15,226           $13,700
12/31/94        $15,422       $14,706           $13,409
3/31/95         $16,364       $15,627           $14,400
6/30/95         $17,499       $17,016           $15,683
9/30/95         $19,190       $18,376           $17,190
12/31/95        $19,628       $19,083           $17,660
3/31/96         $20,802       $19,945           $18,694
6/30/96         $21,509       $20,557           $19,472
9/30/96         $22,074       $21,195           $19,911
12/31/96        $23,585       $23,320           $21,019
3/31/97         $23,402       $23,509           $21,188
6/30/97         $27,021       $26,841           $24,190
9/30/97         $30,956       $30,183           $27,200
12/31/97        $30,595       $31,038           $27,974
3/31/98         $34,005       $34,000           $30,643
6/30/98         $32,855       $32,782           $29,543
9/30/98         $26,839       $27,383           $24,676
12/31/98        $30,605       $30,441           $27,434
3/31/99         $27,630       $28,005           $25,236
6/30/99         $32,671       $32,492           $29,278
9/30/99         $29,740       $29,684           $26,746
12/31/99        $31,508       $30,896           $27,838
3/31/00         $32,377       $32,337           $29,139
6/30/00         $32,167       $32,145           $28,964
9/30/00         $34,759       $34,358           $30,958
12/31/00        $37,498       $37,318           $33,625
2/28/01         $37,446       $37,522           $33,807

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.9%
               AEROSPACE -- 0.7%
        9,700  Curtiss Wright Corp                                           464,630
       14,900  Goodrich (BF) Co                                              602,556
       20,800  Kaman Corp, Class A                                           338,000
       16,100  Teleflex Inc                                                  691,495
                                                                        ------------
                                                                           2,096,681
                                                                        ------------
               AUTOMOTIVE -- 2.6%
       28,250  ArvinMeritor Inc                                              433,637
       18,300  Autoliv Inc                                                   333,060
      123,900  Autonation Inc*                                             1,028,370
       11,600  Bandag Inc                                                    429,200
       19,600  Borg Warner Automotive Inc                                    856,520
       29,600  Cooper Tire & Rubber Co                                       395,456
       16,500  Goodyear Tire & Rubber Co                                     420,750
       26,700  ITT Industries Inc                                          1,082,685
       18,900  Lear Corp*                                                    605,934
       19,000  Modine Manufacturing Co                                       504,687
       23,800  Paccar Inc                                                  1,103,725
       15,250  Smith (AO) Corp, Class B                                      282,430
       14,900  Superior Industries International Inc                         555,770
                                                                        ------------
                                                                           8,032,224
                                                                        ------------
               BANKING AND FINANCIAL SERVICES -- 11.4%
        4,100  Affiliated Managers Group Inc*                                211,150
       13,600  Associated Banc Corp                                          473,450
       33,800  Astoria Financial Corp                                      1,848,437
       18,500  Baldwin and Lyons Inc, Class B                                402,375
       32,400  Bancwest Corp                                                 841,104
       26,700  Banknorth Group Inc                                           539,006
       19,328  BOK Financial Corporation*                                    446,960
       10,600  Capitol Federal Financial                                     168,937
       10,400  Centura Banks Inc                                             524,264
       11,865  Commerce Bancshares Inc                                       469,409
       27,400  Commercial Federal Corp                                       603,348
       31,600  Compass Bankshares Inc                                        673,475
       10,200  Corus Bancshares Inc                                          503,625
       29,200  Countrywide Credit Industries Inc                           1,291,516
       56,200  Dime Bancorp Inc                                            1,680,380

              See accompanying notes to the financial statements.              1

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
       27,300  Doral Financial Corp                                          779,756
       17,816  Downey Financial Corp                                         766,979
       59,400  Edwards (AG) Inc                                            2,308,878
       14,100  First Bancorp Puerto Rico                                     332,760
        5,400  First Citizens Bancshares, Class A                            508,275
       17,900  First Federal Financial Corp*                                 524,470
        3,700  First Virginia Banks Inc                                      169,460
       15,900  Golden State Bancorp                                          435,660
       31,600  Greenpoint Financial Corp                                   1,090,200
       22,400  Heller Financial Inc                                          757,344
       41,900  Hibernia Corporation, Class A                                 607,550
       43,400  IndyMac Bancorp Inc*                                        1,146,194
       14,600  Jefferies Group Inc                                           436,540
       24,900  Knight Trading Group Inc*                                     404,625
       12,300  LaBranche & Co Inc*                                           533,820
       23,400  Leucadia National Corp                                        798,174
       22,800  Liberty Financial Cos                                       1,030,104
        7,000  Mercantile Bankshares                                         270,812
       21,525  Morgan Keegan Inc                                             577,946
       10,900  Neuberger Berman Inc                                          814,230
       32,900  North Fork Bancorp                                            822,500
       32,200  Pacific Century Financial Corp                                626,612
       28,250  PMI Group Inc                                               1,582,282
       30,775  Raymond James Financial Corp                                1,018,652
       34,400  Riggs National Corp                                           520,300
      172,196  Sovereign Bancorp Inc                                       1,533,629
        7,800  Student Loan Group                                            495,222
        9,400  TCF Financial Corp                                            346,860
       14,901  UMB Financial Corp                                            559,719
        9,100  Value Line Inc                                                373,100
       29,850  Washington Federal Inc                                        776,110
        9,490  Washington Mutual Inc                                         487,501
        1,200  Wesco Financial Corp                                          359,880
        6,800  Whitney Holding Corp                                          261,375
        3,300  Wilmington Trust Corp                                         196,020
                                                                        ------------
                                                                          34,930,975
                                                                        ------------
               CHEMICALS -- 3.1%
       21,300  Albemarle Corp                                                508,005
       23,300  Cabot Corporation                                             798,957

2             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CHEMICALS -- CONTINUED
       24,300  Cytec Industries Inc*                                         815,265
        5,900  Eastman Chemical Co                                           303,555
       50,600  Engelhard Corp                                              1,210,858
       12,850  Ferro Corp                                                    301,846
       26,500  Great Lakes Chemical Corp                                     877,415
       51,600  Hercules Inc                                                  726,528
       49,000  IMC Global Inc                                                673,750
       32,400  Millenium Chemicals Inc                                       579,960
       20,600  Olin Corp                                                     427,450
       58,900  RPM Inc                                                       543,058
       52,500  Sherwin Williams Co                                         1,317,750
       15,400  Stepan Co                                                     345,730
                                                                        ------------
                                                                           9,430,127
                                                                        ------------
               COMPUTER AND OFFICE EQUIPMENT -- 0.5%
       37,700  Reynolds & Reynolds Inc, Class A                              828,646
      148,700  Western Digital Corp*                                         612,644
                                                                        ------------
                                                                           1,441,290
                                                                        ------------
               CONSTRUCTION -- 1.8%
       40,000  Centex Corp                                                 1,646,400
       30,383  Horton (DR) Inc                                               692,732
       48,000  Pulte Corp                                                  1,648,800
        8,100  Quanta Services Inc*                                          223,641
       13,500  Texas Industries Inc                                          380,970
       28,600  Toll Brothers Inc*                                          1,022,736
                                                                        ------------
                                                                           5,615,279
                                                                        ------------
               CONSUMER GOODS -- 5.5%
       17,400  Brown Shoe Co Inc                                             301,890
       30,400  Callaway Golf Co                                              731,120
       15,600  Columbia Sportswear Co*                                       863,850
       14,900  Fastenal Co                                                   894,000
       12,900  Footstar Inc*                                                 567,987
       18,800  Furniture Brands International Inc*                           461,540
       28,500  Hon Industries Inc                                            708,225
       52,300  Jones Apparel Group Inc*                                    2,008,320
       56,800  KB HOME                                                     1,587,560
       13,100  Kellwood Co                                                   290,165

              See accompanying notes to the financial statements.              3

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER GOODS -- CONTINUED
       23,600  Kimball International, Class B                                355,475
       21,000  Liz Claiborne Inc                                           1,022,700
       23,900  Mohawk Industries Inc*                                        715,805
       19,100  National Service Industries                                   461,647
       26,300  Oakley Inc*                                                   441,840
       19,900  Pittston Brinks Group                                         395,015
       20,400  Polo Ralph Lauren Corp*                                       597,720
       27,200  Reebok International Ltd*                                     696,320
       19,900  Russell Corp                                                  378,100
       22,900  Tech Data Corp*                                               699,881
       28,700  Unifi, Inc*                                                   198,030
       41,620  US Industries Inc                                             347,527
       36,600  VF Corp                                                     1,320,894
       43,200  Wolverine World Wide Inc                                      635,472
                                                                        ------------
                                                                          16,681,083
                                                                        ------------
               ELECTRONIC EQUIPMENT -- 2.2%
       14,800  Andrew Corp*                                                  222,000
       52,100  Arrow Electronics Inc*                                      1,427,540
       28,650  Cable Design Technologies Corp*                               511,116
       11,000  Cooper Industries Inc                                         473,000
       24,000  Diebold Inc                                                   666,000
       80,400  Glenayre Technologies Inc*                                    273,867
       12,100  Harman International Industries                               361,790
        8,000  Harris Corp                                                   200,880
       12,800  Hubbell Inc, Class B                                          357,760
       19,600  Lincoln Electric Holdings Inc                                 406,700
       13,000  Litton Industries *                                         1,030,250
        5,300  Silicon Valley Group Inc*                                     141,444
       18,700  Valmont Industries Inc                                        342,444
       54,728  Zilog Inc*(a)                                                 136,393
                                                                        ------------
                                                                           6,551,184
                                                                        ------------
               ENTERTAINMENT & LEISURE -- 0.8%
       14,600  Anchor Gaming*                                                714,487
       18,200  Harrahs Entertainment Inc*                                    564,564
      101,100  Park Place Entertainment Corp*                              1,127,265
                                                                        ------------
                                                                           2,406,316
                                                                        ------------

              See accompanying notes to the financial statements.
4

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FOOD AND BEVERAGE -- 2.4%
       48,300  Bob Evans Farms Inc                                           966,000
       20,000  Corn Product International Inc                                508,000
        2,600  Farmer Brothers Co                                            582,400
       15,500  Flowers Industries Inc                                        272,800
       12,600  International Multifoods Corp                                 236,754
       22,200  Interstate Bakeries Corp                                      363,192
       18,000  Keebler Food Co                                               755,280
       26,500  Luby's Cafeterias Inc                                         181,525
       12,900  Michael Foods Inc                                             379,744
       26,000  Pepsi Bottling Group Inc                                    1,049,100
          860  Seaboard Corp                                                 139,320
       24,650  Sensient Technologies Corp                                    533,672
       15,200  Smithfield Foods Inc*                                         447,032
        7,000  Suiza Foods Corp*                                             342,790
       15,800  Universal Corp                                                596,608
                                                                        ------------
                                                                           7,354,217
                                                                        ------------
               HEALTH CARE -- 5.3%
       18,800  Arrow International Inc                                       687,375
      132,500  Beverly Enterprises Inc*                                    1,018,925
       40,900  Coventry Health Care Inc*                                     751,537
       14,400  DaVita Inc*                                                   253,152
       24,800  Dentsply International Inc                                    933,100
        6,300  Diagnostic Products Corp                                      332,136
       67,900  Health Management Associates Inc*                           1,174,670
      111,200  Healthsouth Corp*                                           1,770,304
       24,500  Hillenbrand Industries Inc                                  1,242,150
       20,800  Invacare Corp                                                 756,080
        1,630  Laboratory Corp of America Holdings*                          261,615
       42,800  Manor Care Inc*                                             1,043,892
       39,300  Mid Atlantic Medical Services Inc*                            772,638
       34,000  National Health Investors                                     309,400
       12,900  Province Healthcare Co*                                       450,694
       11,200  Quest Diagnostics Inc*                                      1,180,480
       39,100  Quorum Health Group Inc*                                      652,481
        8,600  Respironics Inc*                                              216,075
        6,700  St Jude Medical Inc*                                          376,004
        9,400  Sunrise Assisted Living Inc*                                  223,250
       18,200  Trigon Healthcare Inc*                                      1,095,458

              See accompanying notes to the financial statements.              5

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        8,500  Universal Health Services, Class B*                           762,875
                                                                        ------------
                                                                          16,264,291
                                                                        ------------
               INSURANCE -- 8.9%
       19,700  Allmerica Financial Corp                                    1,047,083
        7,500  AMBAC Inc                                                     423,000
       21,900  American Financial Group Inc                                  525,600
        8,000  American National Insurance Co                                584,125
       21,100  Argonaut Group Inc                                            366,283
       16,500  Berkley (WR) Corp                                             704,344
       20,500  Commerce Group Inc                                            610,900
       12,299  Delphi Financial Group Inc                                    422,348
        8,100  Erie Indemnity Co, Class A                                    224,775
        1,800  Everest Re Group Ltd                                          113,850
       34,170  Fidelity National Financial Inc                             1,057,903
       36,650  First American Financial Corp                               1,114,160
       20,700  Harleysville Group Inc                                        514,912
       33,000  HCC Insurance Holdings Inc                                    776,160
       65,010  Health Net Inc*                                             1,428,270
       72,700  Humana Inc*                                                   981,450
       18,700  Kansas City Life Insurance Co                                 738,650
        4,500  Landamerica Financial Group Inc                               161,550
        5,300  Liberty Corp                                                  201,188
       22,400  Mercury General Corp                                          766,080
       17,800  Mony Group Inc                                                658,600
       60,300  Old Republic International Corp                             1,703,475
       73,200  Pacificare Health Systems Inc*                              2,863,950
       22,400  Presidential Life Corp                                        347,200
       39,900  Protective Life Corp                                        1,200,990
       25,500  Radian Group Inc                                            1,577,175
        7,100  Reinsurance Group of America Inc                              274,415
       10,043  RLI Corp                                                      421,806
       43,200  Safeco Corp                                                   939,600
       23,900  Selective Insurance Group                                     519,825
       20,600  StanCorp Financial Group Inc                                  805,460
       11,200  Torchmark Corp                                                389,536
       17,900  Transatlantic Holding Inc                                   1,784,272
       10,850  Trenwick Group Ltd                                            238,266
       37,400  UICI*                                                         306,680

6             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
        1,200  White Mountains Insurance Group Inc                           374,400
                                                                        ------------
                                                                          27,168,281
                                                                        ------------
               LODGING -- 0.3%
       42,600  Prime Hospitality Corp*                                       543,150
      119,300  Wyndham International Inc, Class A*                           251,723
                                                                        ------------
                                                                             794,873
                                                                        ------------
               MACHINERY -- 2.9%
       42,100  Agco Corp                                                     496,780
        7,000  American Standard Co*                                         396,410
       15,000  Cummins Engine Inc                                            554,250
       24,300  Donaldson Co Inc                                              646,623
       15,500  Flowserve Corp*                                               325,500
       16,700  FMC Corp*                                                   1,281,892
       13,700  Kaydon Corp                                                   347,843
       19,300  Kennametal Inc                                                601,195
       53,100  Milacron Inc                                                1,054,566
       13,000  Nordson Corp                                                  363,187
        3,100  Smith International Inc*                                      234,360
       16,000  Stanley Works                                                 556,800
       10,000  Tecumseh Products Co                                          503,750
        8,700  Tecumseh Products Co, Class B                                 417,056
       10,800  Toro Co                                                       479,520
        2,600  Varian Medical Systems Inc*                                   172,640
       15,700  York International Corp                                       502,400
                                                                        ------------
                                                                           8,934,772
                                                                        ------------
               MANUFACTURING -- 3.7%
       28,200  American Greetings Corp                                       368,292
       12,400  Barnes Group Inc                                              239,320
       43,500  Brunswick Corp                                                926,115
       69,412  Clayton Homes Inc                                             885,003
       31,350  Crane Co                                                      835,478
        6,100  CSS Industries Inc*                                           133,285
       61,200  General Cable Corp                                            654,840
        9,300  Greif Brothers Corp                                           251,100
       17,100  Harsco Corp                                                   471,960
       19,800  International Game Technology*                              1,069,200

              See accompanying notes to the financial statements.              7

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MANUFACTURING -- CONTINUED
       26,200  Lafarge Corp                                                  799,100
       58,000  Leggett & Platt Inc                                         1,121,720
       17,500  Mine Safety Appliances                                        427,000
       37,600  Omnicare Inc                                                  833,592
        5,800  Sequa Corp, Class A*                                          260,072
       23,700  Snap-On Inc                                                   670,710
       13,200  Standex International Corp                                    322,080
       26,800  Steelcase Inc                                                 381,900
       22,400  Trinity Industries Inc                                        492,576
       18,800  Watts Industries Inc, Class A                                 276,360
                                                                        ------------
                                                                          11,419,703
                                                                        ------------
               METALS AND MINING -- 1.7%
       30,900  Allegheny Technologies Inc                                    547,548
       32,700  Arch Coal Inc                                                 770,085
       30,000  Cleveland Cliffs Inc                                          538,500
       12,000  Commercial Metals Co                                          306,840
       18,500  Nacco Industries Inc, Class A                               1,231,360
       10,600  Phelps Dodge Corp                                             487,600
       14,300  Southern Peru Copper Corp                                     207,350
       32,600  Timken Co                                                     521,600
       42,400  USX-US Steel Group Inc                                        646,176
          200  Weirton Steel Corp*                                               216
                                                                        ------------
                                                                           5,257,275
                                                                        ------------
               OIL AND GAS -- 2.4%
       27,600  Comstock Resources Inc*                                       276,000
       13,600  Cross Timbers Oil Co                                          335,512
       12,200  EOG Resources Inc                                             531,920
       12,600  Horizon Offshore Inc*                                         264,600
       58,000  Key Energy Services Inc*                                      672,800
       12,700  Kinder Morgan Inc                                             703,580
        3,300  National Fuel Gas Co                                          170,940
       12,300  Ocean Energy Inc                                              221,400
      147,200  Parker Drilling Co*                                           905,280
        3,600  Peoples Energy Corp                                           140,940
       10,700  Pioneer Natural Resources Co*                                 180,295
       33,500  Questar Corp                                                  917,900
       14,300  Seacor Smit Inc*                                              684,255

8             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               OIL AND GAS -- CONTINUED
        8,600  Tidewater Inc                                                 418,820
       24,000  Veritas DGC Inc*                                              723,600
        9,400  WGL Holdings Inc                                              257,372
                                                                        ------------
                                                                           7,405,214
                                                                        ------------
               PAPER AND ALLIED PRODUCTS -- 0.8%
       24,600  Louisiana Pacific Corp                                        260,268
       14,300  Pentair Inc                                                   396,110
       23,900  Rock-Tenn Co, Class A                                         186,181
       43,100  Sonoco Products Co                                            957,682
       13,600  United Stationers Inc*                                        340,850
       35,000  Wausau-Mosinee Paper Corp                                     396,900
                                                                        ------------
                                                                           2,537,991
                                                                        ------------
               PHARMACEUTICALS -- 1.0%
        6,000  Aviron*                                                       251,625
       71,100  Bergen Brunswig Corp, Class A                               1,279,089
        9,100  Henry Schein Inc*                                             259,919
       19,800  ICN Pharmaceuticals Inc                                       525,888
       14,100  Mylan Laboratories Inc                                        329,940
       39,300  Nu Skin Enterprises Inc*                                      322,260
                                                                        ------------
                                                                           2,968,721
                                                                        ------------
               PRIMARY MATERIALS -- 0.5%
       18,200  A. Schulman Inc                                               219,538
       13,500  Carlisle Cos Inc                                              465,750
        9,400  Florida Rock Industries                                       385,870
        7,100  Martin Marietta Materials Inc                                 326,245
                                                                        ------------
                                                                           1,397,403
                                                                        ------------
               PRIMARY PROCESSING -- 1.0%
       28,900  AK Steel Holding Corp                                         275,417
       17,200  Belden Inc                                                    424,496
       15,200  Carpenter Technology Corp                                     421,040
        9,700  Mueller Industries Inc*                                       294,880
        8,500  NCH Corp                                                      418,880
       21,600  Precision Castparts Corp                                      832,680

              See accompanying notes to the financial statements.              9

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PRIMARY PROCESSING -- CONTINUED
       15,500  Quanex Corp                                                   279,000
                                                                        ------------
                                                                           2,946,393
                                                                        ------------
               PRINTING AND PUBLISHING -- 0.7%
       42,200  AH Belo Corp                                                  759,600
       27,400  Hollinger International Inc                                   446,620
       29,900  R.R. Donnelley and Sons                                       886,535
                                                                        ------------
                                                                           2,092,755
                                                                        ------------
               REAL ESTATE -- 8.1%
       16,435  AMB Property Corp, REIT                                       406,109
       18,243  Archstone Communities Trust, REIT                             447,136
       14,544  Arden Realty Group Inc, REIT                                  346,874
        4,670  Avalonbay Communities Inc, REIT                               221,778
       13,069  Boston Properties Inc, REIT                                   527,203
       21,600  Boykin Lodging Company                                        239,760
       11,600  BRE Properties Inc                                            339,648
        9,843  Cabot Industrial Trust, REIT                                  197,352
       15,623  CarrAmerica Realty Corp, REIT                                 467,128
        6,603  CBL & Associates Properties Inc, REIT                         176,300
        3,920  Chelsea Property Group Inc                                    162,014
        5,286  Colonial Properties Trust, REIT                               141,718
       27,500  Commercial Net Lease Realty                                   309,375
       10,200  Cornerstone Realty Income Trust                               111,894
       21,408  Crescent Real Estate Equities, REIT                           454,706
       14,123  Developers Diversified Realty Corp, REIT                      192,779
       14,194  Duke Realty Investments, REIT                                 325,043
       18,300  Entertainment Properties Trust                                253,455
       37,000  Equity Inns Inc                                               282,310
        8,215  Federal Realty Investment Trust                               162,657
       26,064  Felcor Lodging Trust Inc, REIT                                620,323
        9,571  First Industrial Realty Trust, REIT                           314,407
       19,327  Franchise Finance Corp of America, REIT                       433,505
        5,880  Gables Residential Trust, REIT                                160,524
       12,295  General Growth Properties, REIT                               415,079
       28,673  Glenborough Realty Trust Inc, REIT                            528,157
       14,803  Glimcher Realty Trust, REIT                                   217,604
       11,300  Health Care Property Investors Inc, REIT                      353,803
       35,000  Health Care REIT Inc                                          667,800

10            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REAL ESTATE -- CONTINUED
       18,200  Healthcare Realty Trust Inc, REIT                             404,222
       14,462  Highwood Properties Inc, REIT                                 360,104
       12,101  Hospitalities Properties Trust, REIT                          314,021
       53,500  Host Marriott Corp, REIT                                      675,170
       98,900  HRPT Properties Trust, REIT                                   802,079
       23,300  Innkeepers USA Trust                                          256,533
       24,500  IRT Property Co                                               220,500
       20,325  iStar Financial Inc, REIT                                     508,125
       20,900  JP Realty Inc, REIT                                           390,621
        6,200  Kilroy Realty Corp                                            163,618
        7,009  Kimco Realty Corp, REIT                                       293,327
       12,000  Koger Equity Inc                                              185,040
       50,300  Lennar Corp                                                 1,785,650
       16,471  Liberty Property Trust, REIT                                  443,564
        5,100  LNR Property Corp                                             143,310
        7,800  Macerich Co                                                   161,772
       11,606  Mack-Cali Realty Corp, REIT                                   311,041
      124,800  Meditrust Corp, REIT*                                         455,520
        4,600  Mid America Apartment Community                               100,280
       39,000  Nationwide Health Properties Inc                              576,030
       33,189  New Plan Excel Realty Trust, REIT                             503,145
       14,552  Pan Pacific Retail Property Inc                               327,274
        9,456  Prentiss Properties Trust, REIT                               233,563
       22,282  Prologis Trust, REIT                                          457,227
        6,192  PS Business Parks Inc, REIT                                   168,732
       20,389  Public Storage Inc, REIT                                      524,609
        6,041  Realty Income Corp, REIT                                      152,233
       13,916  Reckson Associates Realty Corp, REIT                          324,243
        7,600  Regency Centers Corp. REIT                                    182,020
       18,400  RFS Hotel Investors Inc                                       257,600
       32,400  Security Capital Group Inc, Class B, REIT*                    671,328
        7,185  Shurgard Storage Centers Inc, REIT                            179,841
        4,953  SL Green Realty Corp, REIT                                    139,080
        9,542  Spieker Properties Inc, REIT                                  534,161
        6,557  Storage USA Inc, REIT                                         195,399
        5,821  Summit Properties Inc, REIT                                   136,328
       25,412  United Dominion Realty Trust Inc, REIT                        306,469
       14,743  Vornado Realty Trust, REIT                                    557,433
        5,600  Washington Realty Trust                                       123,200
       12,000  Webb (Del) Corp*                                              346,800

              See accompanying notes to the financial statements.             11

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REAL ESTATE -- CONTINUED
        6,627  Weingarten Realty, REIT                                       278,268
                                                                        ------------
                                                                          24,625,921
                                                                        ------------
               REFINING -- 1.2%
       25,200  Ashland Inc                                                   978,012
       33,000  Lyondell Petro Chemical Co                                    528,000
       13,200  Sunoco Inc                                                    438,768
       57,900  Tesoro Petroleum Corp*                                        731,856
       18,292  Ultramar Diamond Shamrock Corp                                665,829
       12,200  Valero Energy Corp                                            447,130
                                                                        ------------
                                                                           3,789,595
                                                                        ------------
               RETAIL TRADE -- 5.2%
       10,800  Applebees International Inc                                   330,750
       19,000  Autozone Inc*                                                 479,940
       50,700  Borders Group Inc*                                            803,595
       26,540  Burlington Coat Factory Warehouse                             518,857
       42,000  Cash American Investments Inc                                 266,700
       26,700  CBRL Group Inc                                                505,631
       23,000  Claire's Stores Inc                                           400,660
       26,000  Consolidated Stores Corp*                                     403,260
       14,700  CPI Inc                                                       312,375
       26,100  Dillard's Inc                                                 490,680
       26,600  Dress Barn Inc*                                               621,775
       33,700  Goody's Family Clothing Inc*                                  202,200
       33,500  Ingles Markets Inc, Class A                                   362,219
       18,900  Intimate Brands Inc                                           298,620
       39,100  Lone Star Steakhouse and Saloon Inc                           359,231
       24,800  Neiman Marcus Group Inc, Class A*                             902,720
       29,800  NPC International Inc*                                        307,313
       36,700  Office Depot Inc*                                             337,640
      103,800  OfficeMax Inc*                                                317,628
       21,100  Outback Steakhouse Inc*                                       561,260
       15,700  Payless ShoeSource Inc*                                     1,199,166
       31,500  Phillips Van Heusen                                           469,350
       46,200  Pier 1 Imports Inc                                            600,600
       31,000  Ross Stores Inc                                               651,000
       31,900  Ruby Tuesday Inc                                              542,300
       16,900  Ruddick Corp                                                  221,390

12            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
       41,600  Ryan's Family Steak Houses Inc*                               418,600
       22,700  Saks Inc*                                                     272,400
       34,900  Toys R Us Inc*                                                858,540
       38,900  Transportation World Entertainment Corp*                      312,418
       78,700  Venator Group Inc*                                            866,487
       12,000  Weismarkets Inc                                               430,440
       14,400  Wendy's International Inc                                     356,400
                                                                        ------------
                                                                          15,982,145
                                                                        ------------
               SERVICES -- 5.0%
       41,000  Allied Waste Industries Inc*                                  662,150
       13,000  Amerco*                                                       273,000
       27,125  Arctic Cat Inc                                                388,227
        7,100  Avis Rent a Car Inc*                                          234,158
       31,500  Aztar Corp*                                                   371,700
       16,450  Banta Corp                                                    429,510
       31,000  Bowne and Co Inc                                              320,850
       61,700  Ceridian Corp*                                              1,248,191
       20,700  Dollar Thrifty Automotive Group Inc*                          412,965
       45,500  Edgewater Technology Inc*                                     179,156
       31,500  Electro Rent Corp*                                            437,063
       13,100  Extended Stay America Inc*                                    193,880
       42,800  Fleming Cos Inc                                             1,057,160
       21,200  Fluor Corp*                                                   808,144
       28,800  Hilton Hotels Corp                                            308,448
       78,200  Ingram Micro Inc*                                           1,079,160
       32,100  Interpool Inc                                                 556,935
        5,400  Jacobs Engineering Group*                                     303,804
       23,100  Kelly Services, Class A                                       612,150
       13,650  Marcus Corp                                                   207,480
       20,900  Massey Energy Co                                              410,476
       20,600  Pharmaceutical Product Development Inc*                     1,147,163
        7,200  Rent-A-Center Inc*                                            317,700
       63,400  Republic Services Inc, Class A*                             1,054,976
       61,400  Servicemaster Company                                         658,822
       30,300  Spherion Corp*                                                280,275
       47,500  Supervalu Inc                                                 666,425
       14,900  Waste Connections Inc*                                        498,219
                                                                        ------------
                                                                          15,118,187
                                                                        ------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TECHNOLOGY -- 2.3%
       14,800  Acxiom Corp*                                                  412,550
        9,700  Autodesk Inc                                                  369,813
        6,600  Beckman Coulter Inc                                           266,970
       26,000  Cadence Design Systems Inc*                                   659,100
        8,800  Cerner Corp*                                                  450,450
       11,300  Cirrus Logic Corp*                                            203,400
       41,300  Compuware Corp*                                               425,906
       37,800  Deluxe Corp                                                   920,430
       13,600  Esterline Corp*                                               291,040
       15,000  G TECH Holdings Corp*                                         404,850
        4,300  SERENA Software Inc*                                           73,369
       17,500  Synopsys Inc*                                                 950,469
        9,000  Tektronix Inc*                                                222,210
       52,580  Thermo Electron Corp*                                       1,466,982
                                                                        ------------
                                                                           7,117,539
                                                                        ------------
               TELECOMMUNICATIONS -- 0.7%
        8,800  Ameripath Inc*                                                172,700
       14,900  Charter Communications Inc*                                   318,488
        7,700  L-3 Communications Holdings Inc*                              631,246
       87,300  Sinclair Broadcast Group, Class A*                            791,156
       11,600  West Corp*                                                    316,100
                                                                        ------------
                                                                           2,229,690
                                                                        ------------
               TEXTILES -- 0.2%
       11,100  Springs Industries, Inc - Class A                             495,171
                                                                        ------------
               TOBACCO -- 1.1%
       57,700  RJ Reynolds Tobacco Holdings                                3,260,050
        5,100  UST Inc                                                       147,084
                                                                        ------------
                                                                           3,407,134
                                                                        ------------
               TRANSPORTATION -- 3.6%
       23,300  Airborne Inc                                                  240,456
        7,700  Alexander & Baldwin Inc                                       198,756
       16,700  America West Holdings Corp, Class B*                          178,690
        3,800  Atlas Air Inc*                                                110,504
       10,300  CNF Transportation Inc                                        355,762
       34,400  Continental Airlines Inc, Class B*                          1,539,135

14            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TRANSPORTATION -- CONTINUED
       23,400  Fleetwood Enterprises Inc                                     281,970
       13,800  GATX Corp                                                     603,336
       27,500  Heartland Express Inc*                                        687,500
       10,800  Navistar International Corp*                                  270,216
       28,200  Northwest Airlines Corp*                                      620,400
       55,600  Offshore Logistics Inc*                                     1,362,200
        7,100  Polaris Industries Inc                                        332,280
       12,900  Ryder System Inc                                              264,579
       13,800  Skywest Inc                                                   313,088
       23,800  UAL Corp                                                      905,590
       14,700  USAir Group Inc*                                              607,110
       20,300  Werner Enterprises Inc                                        338,756
       32,800  Wisconsin Central Transport*                                  520,700
       55,900  Yellow Corp*                                                1,107,519
                                                                        ------------
                                                                          10,838,547
                                                                        ------------
               UTILITIES -- 8.3%
       13,400  Allegheny Energy Inc                                          635,830
        9,700  American Water Works Co                                       268,981
        8,000  Black Hills Corp                                              314,960
       13,200  CH Energy Group Inc                                           580,800
       38,600  CMS Energy Corp                                             1,140,630
       34,050  Connectiv Inc                                                 759,315
       11,900  DPL Inc                                                       341,530
       37,300  El Paso Electric Co*                                          475,575
       18,200  Energen Corp                                                  509,054
       42,100  Energy East Corp                                              791,480
       32,600  General Public Utilities Inc                                1,010,274
        6,300  IDACORP Inc                                                   231,840
        7,600  IPALCO Enterprises Inc                                        183,160
       23,300  Kansas City Power and Light Co                                608,363
       19,800  MCN Corp                                                      468,666
       68,700  Niagara Mohawk Holdings Inc*                                1,180,266
       11,300  Nicor Inc                                                     418,100
       42,900  NiSource Inc                                                1,228,227
       16,400  Northeast Utilities                                           334,560
        8,200  NSTAR                                                         333,330
       10,700  Nui Corporation                                               294,785
       26,400  OGE Energy Corp                                               613,008
       17,200  Oneok Inc                                                     755,940

              See accompanying notes to the financial statements.             15

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       30,400  Pinnacle West Capital Corp                                  1,412,080
       45,300  Potomac Electric Power Co                                   1,014,720
       16,400  PPL Corp                                                      749,316
       31,000  Public Service Co of New Mexico                               796,080
       26,300  Puget Energy Inc                                              625,414
       17,300  RGS Energy Group Inc                                          630,412
       24,000  SCANA Corp                                                    653,040
       32,200  Sempra Energy                                                 719,670
       25,600  Teco Energy Inc                                               747,264
       22,440  UniSource Energy Corp                                         434,214
       39,600  Utilicorp United Inc                                        1,174,140
       42,800  Western Resources Inc                                       1,058,872
       48,200  Wisconsin Energy Corp                                       1,066,184
        8,900  WPS Resources Corp                                            314,170
       14,500  Xcel Energy Inc                                               408,900
                                                                        ------------
                                                                          25,283,150
                                                                        ------------

               TOTAL COMMON STOCKS (COST $257,680,198)                   292,614,127
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               BANKING AND FINANCIAL SERVICES -- 0.0%
        7,300  Bank United Litigation Rights*                                  2,510
       57,900  Dime Bancorp Inc Warrants*                                     14,475
                                                                        ------------
                                                                              16,985
                                                                        ------------
               CONSUMER GOODS -- 0.0%
        6,934  Sunbeam Corporation Warrants, Expires 08/24/03*                   277
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $34,198)                       17,262
                                                                        ------------

              See accompanying notes to the financial statements.
16

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES/
 PAR VALUE ($)   DESCRIPTION                                               VALUE ($)
--------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS -- 9.1%
                 CASH EQUIVALENTS -- 4.8%
 $   2,398,162   FleetBoston Time Deposit, 5.66%, due 4/30/01(b)             2,398,162
 $     986,965   Harris Trust & Savings Bank Eurodollar Time Deposit,
                   5.52%, due 3/06/01(b)                                       986,965
     2,615,651   Merrimac Cash Fund Premium Class(b)                         2,615,651
 $   8,860,664   Prudential Securities Group, Inc. Master Note, 5.84%,
                   due 9/06/01(b)                                            8,860,664
                                                                          ------------
                                                                            14,861,442
                                                                          ------------
                 U.S. GOVERNMENT -- 0.5%
 $   1,480,000   U.S. Treasury Bill, 6.02 %, due 3/08/01(c)                  1,478,570
                                                                          ------------
                 REPURCHASE AGREEMENT -- 3.8%
 $  11,528,852   Salomon Smith Barney Inc. Repurchase Agreement, dated
                 2/28/01, due 3/01/01, with a maturity value of
                 $11,530,277 and an effective yield of 4.45%,
                 collateralized by a U.S. Treasury Obligation with a
                 rate of 8.125%, maturity date of 8/15/21, and market
                 value, including accrued interest, of $11,771,704.         11,528,852
                                                                          ------------

                 TOTAL SHORT-TERM INVESTMENTS (COST $27,868,598)            27,868,864
                                                                          ------------
                 TOTAL INVESTMENTS -- 105.0%
                 (Cost $285,582,994)                                       320,500,253

                 Other Assets and Liabilities (net) -- (5.0%)              (15,322,091)
                                                                          ------------
                 TOTAL NET ASSETS -- 100.0%                               $305,178,162
                                                                          ============

                 NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(b)  Represents investments of security lending collateral (Note 1).

(c) Security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.             17

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $14,312,251 (cost $285,582,994) (Note 1)                  $320,500,253
   Cash                                                              4,151
   Receivable for Fund shares sold                                  64,994
   Dividends and interest receivable                               462,428
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               3,640
                                                              ------------
      Total assets                                             321,035,466
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)            14,861,442
   Payable for Fund shares repurchased                             756,378
   Payable to affiliate for (Note 2):
      Management fee                                                78,068
      Shareholder service fee                                       35,485
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 60,800
   Accrued expenses                                                 65,131
                                                              ------------
      Total liabilities                                         15,857,304
                                                              ------------
NET ASSETS                                                    $305,178,162
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $290,884,585
   Accumulated undistributed net investment income                 325,131
   Accumulated net realized loss                               (20,556,417)
   Net unrealized appreciation                                  34,524,863
                                                              ------------
                                                              $305,178,162
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $305,178,162
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    22,024,187
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      13.86
                                                              ============

18            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $310)               $ 6,049,374
   Interest (including securities lending income of $55,849)      701,818
                                                              -----------
      Total income                                              6,751,192
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                      1,005,880
   Custodian and transfer agent fees                              121,893
   Audit fees                                                      40,584
   Legal fees                                                      10,187
   Trustees fees (Note 2)                                           2,841
   Registration fees                                                  546
   Miscellaneous                                                    4,216
   Fees waived or borne by Manager (Note 2)                      (180,267)
                                                              -----------
                                                                1,005,880
   Shareholder service fee (Note 2)
      Class III                                                   457,218
                                                              -----------
      Net expenses                                              1,463,098
                                                              -----------
         Net investment income                                  5,288,094
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               3,586,499
      Closed futures contracts                                 (2,377,607)
      Closed swap contracts                                    (2,346,475)
                                                              -----------

         Net realized loss                                     (1,137,583)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              58,074,473
      Open futures contracts                                   (1,288,700)
      Open swap contracts                                        (642,213)
                                                              -----------

         Net unrealized gain                                   56,143,560
                                                              -----------

      Net realized and unrealized gain                         55,005,977
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $60,294,071
                                                              ===========

              See accompanying notes to the financial statements.             19

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  5,288,094       $   3,795,008
   Net realized gain (loss)                                  (1,137,583)          8,100,985
   Change in net unrealized appreciation (depreciation)      56,143,560          23,581,962
                                                           ------------       -------------
   Net increase in net assets from operations                60,294,071          35,477,955
                                                           ------------       -------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (5,193,595)         (3,821,691)
                                                           ------------       -------------
      Total distributions from net investment income         (5,193,595)         (3,821,691)
                                                           ------------       -------------
   Net realized gains
      Class III                                             (15,231,984)        (10,205,405)
                                                           ------------       -------------
      Total distributions from net realized gains           (15,231,984)        (10,205,405)
                                                           ------------       -------------
   In excess of net realized gains
      Class III                                              (6,663,993)                 --
                                                           ------------       -------------
      Total distributions in excess of net realized
       gains                                                 (6,663,993)                 --
                                                           ------------       -------------
                                                            (27,089,572)        (14,027,096)
                                                           ------------       -------------
   Net share transactions: (Note 5)
      Class III                                               6,196,120        (103,356,983)
                                                           ------------       -------------
   Increase (decrease) in net assets resulting from net
    share transactions                                        6,196,120        (103,356,983)
                                                           ------------       -------------
      Total increase (decrease) in net assets                39,400,619         (81,906,124)
NET ASSETS:
   Beginning of period                                      265,777,543         347,683,667
                                                           ------------       -------------
   End of period (including accumulated undistributed
    net investment income of $325,131 and $525,151,
    respectively)                                          $305,178,162       $ 265,777,543
                                                           ============       =============

20            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2001      2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  12.41  $  11.69  $  18.28  $  15.89  $  13.89
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.23      0.15      0.18      0.27      0.28
   Net realized and unrealized gain
     (loss)                                   2.38      1.11     (2.50)     4.85      2.32
                                          --------  --------  --------  --------  --------

      Total from investment operations        2.61      1.26     (2.32)     5.12      2.60
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.20)    (0.14)    (0.19)    (0.29)    (0.27)
   From net realized gains                   (0.67)    (0.40)    (4.08)    (2.44)    (0.33)
   In excess of net realized gains           (0.29)       --        --        --        --
                                          --------  --------  --------  --------  --------

      Total distributions                    (1.16)    (0.54)    (4.27)    (2.73)    (0.60)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  13.86  $  12.41  $  11.69  $  18.28  $  15.89
                                          ========  ========  ========  ========  ========
TOTAL RETURN(A)                              22.14%    10.66%   (14.74)%    34.43%    19.12%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $305,178  $265,778  $347,684  $769,612  $655,373
   Net expenses to average daily net
     assets                                   0.48%     0.48%     0.48%     0.48%     0.48%
   Net investment income to average
     daily net assets                         1.73%     1.12%     0.99%     1.51%     2.15%
   Portfolio turnover rate                     111%       50%       49%       56%       58%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.01  $   0.01  $   0.04  $   0.04  $   0.03
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                    $   0.03       N/A       N/A       N/A       N/A

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             21

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is Russell 2500 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $14,312,251, collateralized by cash in the amount of $14,861,442, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2001 the Fund had no open swap contracts.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund has elected to defer to March 1, 2001 post October losses of $10,664,437.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to the classification of distributions on REIT securities and differing treatments for redemptions in-kind. Gains resulting from such in-kind transactions amounted to $3,863,535.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001 This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
             $(294,519)        $1,146,098         $(851,579)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 29, 2000 and February 28, 2001, the Fund received $136,891 and $367,790 in purchase premiums, respectively and $670,299 and $359,301 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees, interest expense and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $2,841. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $323,239,233 and $331,104,945 respectively.

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $297,282,464     $39,419,009       $(16,201,220)    $23,217,789

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 29.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                  Year Ended
                                                            February 28, 2001           February 29, 2000
                                                        -------------------------  ---------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  ------------  ------------  -------------
         Shares sold                                      5,801,130  $ 74,214,590     2,179,613  $  27,387,551
         Shares issued to shareholders
           in reinvestment of distributions               1,979,472    25,105,281       987,722     12,477,700
         Shares repurchased                              (7,179,347)  (93,123,751)  (11,478,311)  (143,222,234)
                                                        -----------  ------------  ------------  -------------
         Net increase (decrease)                            601,255  $  6,196,120    (8,310,976) $(103,356,983)
                                                        ===========  ============  ============  =============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FUTURES CONTRACTS

         Number of                                      Contract    Net Unrealized
         Contracts        Type        Expiration Date     Value      Depreciation
         ---------  ----------------  ---------------  -----------  --------------

           Buys
              32    Russell 2000      March 2001       $7,603,200     $(392,396)

      At February 28, 2001, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 39% of the distributions as net capital gain dividends.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the U.S. Bond/Global Alpha A Fund returned 14.5% for the fiscal year ended February 28, 2001, compared to 13.4% for the Lehman Brothers Aggregate Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha Libor Fund.

The Fund outperformed the benchmark during the fiscal year by 1.1%. Bond market, emerging debt and issue selection added value during the fiscal year, while currency selection reduced portfolio return. Long bond yields declined by 20 to 120 basis points, reversing the previous year's trend. Yields on the ten-year U.S. Government Bond declined by more than 80 basis points during the period as U.S. economic growth slowed toward the end of calendar year 2000. While the U.S. dollar continued to strengthen relative to other currencies in the index, the Euro, after falling to an all-time low of $0.827 in late-October 2000, rallied to end the fiscal year at $0.924.

An overweight position in Australian bonds and underweight positions in British Gilts and Swiss bonds added value during the period, but these gains were offset to some extent by losses on underweight positions in Japanese and Euro bonds. Losses on an underweight position in the U.S. dollar were offset to some extent by gains on overweight positions in Canadian dollars and Swiss francs. Emerging country debt exposure added value during the fiscal year, as sovereign spreads on the J.P. Morgan Emerging Bond Index Global (EMBIG) declined from 737 basis points to end the period at 724 basis points. Issue selection added value during the fiscal year, as swap spreads narrowed from 102 basis points to end the period at 89 basis points.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, European, Swedish and emerging bond markets. We expect the Danish, Japanese and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars and Swiss francs. The Euro, Japanese yen, U.K. pound and U.S. dollar are expected to underperform. At the end of the period, 5% of the Fund was invested in emerging country debt.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO U.S. BOND/GLOBAL ALPHA A FUND CLASS III SHARES AND THE
LEHMAN BROTHERS AGGREGATE BOND INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  Since Inception
                                                4/30/97
Class III                       14.52%            7.49%

          GMO U.S. BOND/GLOBAL  LEHMAN BROTHERS AGGREGATE
                  Alpha A Fund                 Bond Index
4/30/97                $10,000                    $10,000
6/30/97                $10,250                    $10,214
9/30/97                $10,770                    $10,554
12/31/97               $11,195                    $10,864
3/31/98                $11,332                    $11,033
6/30/98                $11,470                    $11,285
9/30/98                $11,644                    $11,762
12/31/98               $11,628                    $11,802
3/31/99                $11,353                    $11,743
6/30/99                $11,287                    $11,640
9/30/99                $11,276                    $11,719
12/31/99               $11,352                    $11,705
3/31/00                $11,675                    $11,963
6/30/00                $11,806                    $12,171
9/30/00                $12,176                    $12,538
12/31/00               $12,789                    $13,065
2/28/01                $13,192                    $13,395

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 15 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

                          PAR VALUE                             DESCRIPTION                                          VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                                DEBT OBLIGATIONS -- 29.3%
                                                                ALBANIA -- 1.8%
USD                                                 15,681,227  Republic of Albania Par Bond, Zero Coupon, due
                                                                  08/31/25                                            2,783,418
                                                                                                                    -----------
                                                                AUSTRIA -- 0.5%
GBP                                                    500,000  Bank Austria AG Series EMTN, 8.38%, due 11/04/11        828,818
                                                                                                                    -----------
                                                                CAYMAN ISLANDS -- 2.3%
CAD                                                  1,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08      704,860
USD                                                  3,000,000  Pemex Finance Ltd. Series 1A1 Class A2, AMBAC
                                                                  144A, 6.30%, due 05/15/10                           2,938,800
                                                                                                                    -----------
                                                                                                                      3,643,660
                                                                                                                    -----------
                                                                CHILE -- 0.5%
USD                                                    750,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05       711,562
                                                                                                                    -----------
                                                                SWEDEN -- 0.4%
SEK                                                  6,200,000  Kingdom of Sweden, 6.00%, due 02/09/05                  666,325
                                                                                                                    -----------
                                                                UNITED STATES -- 23.8%

                                                                CORPORATE DEBT -- 1.0%
USD                                                  1,600,000  Ford Motor Credit, 6.88%, due 02/01/06                1,607,008
                                                                                                                    -----------
                                                                U.S. GOVERNMENT -- 10.5%
USD                                                 10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/10(a)         6,022,920
USD                                                 10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/12(a)         5,276,697
USD                                                 10,100,000  U.S. Treasury 0.00% Receipts, due 08/15/12(a)         5,100,005
                                                                                                                    -----------
                                                                                                                     16,399,622
                                                                                                                    -----------
                                                                U.S. GOVERNMENT AGENCY -- 12.3%
USD                                                  9,000,000  Federal Home Loan Bank,
                                                                  Variable Rate, CPI + 3.15%, 6.96%, due
                                                                  02/15/02(b)                                         9,059,400
USD                                                 10,000,000  Government National Mortgage Association, TBA,
                                                                  7.00%, due 03/01/31                                10,146,875
                                                                                                                    -----------
                                                                                                                     19,206,275
                                                                                                                    -----------

                                                                TOTAL UNITED STATES                                  37,212,905
                                                                                                                    -----------
                                                                TOTAL DEBT OBLIGATIONS (COST $45,011,519)            45,846,688
                                                                                                                    -----------

              See accompanying notes to the financial statements.              1

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

                           SHARES/
                       PRINCIPAL AMOUNT                         DESCRIPTION                                          VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                                MUTUAL FUNDS -- 75.2%
                                                     4,175,641  GMO Alpha LIBOR Fund (c)                            109,109,500
                                                       943,780  GMO Emerging Country Debt Fund                        8,456,266
                                                                                                                    -----------
                                                                TOTAL MUTUAL FUNDS (COST $117,184,472)              117,565,766
                                                                                                                    -----------
                                                                CALL OPTIONS PURCHASED -- 0.5%
                                                                CROSS CURRENCY OPTIONS -- 0.5%
EUR                                                 10,200,000  JPY Put/Euro Call, Expires 11/27/01, Strike 98.12       818,867
                                                                                                                    -----------
                                                                TOTAL CALL OPTIONS PURCHASED (COST $341,549)            818,867
                                                                                                                    -----------

                          PAR VALUE
--------------------------------------------------------------
                                                                SHORT-TERM INVESTMENTS -- 0.0%
                                                                REPURCHASE AGREEMENT -- 0.0%
USD                                                     76,298  Morgan Stanley Repurchase Agreement, dated
                                                                2/28/01, due 3/01/01, with a maturity value of
                                                                $76,307 and an effective yield of 4.47%,
                                                                collateralized by a U.S. Treasury Obligation with
                                                                a rate of 0.00%, maturity date of 8/23/01 and
                                                                market value of $78,242.                                 76,298
                                                                                                                    -----------
                                                                TOTAL SHORT-TERM INVESTMENTS (COST $76,298)              76,298
                                                                                                                    -----------
                                                                TOTAL INVESTMENTS -- 105.0%
                                                                (Cost $162,613,838)                                 164,307,619

                                                                Other Assets and Liabilities (net) -- (5.0%)         (7,895,760)
                                                                                                                    -----------
                                                                TOTAL NET ASSETS -- 100.0%                          $156,411,859
                                                                                                                    ===========

              See accompanying notes to the financial statements.
2

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation

CPI - Consumer Price Index

EMTN - Euromarket Medium Term Note

MBIA - Insured as to the payment of principal and interest by Municipal Bond Investors Assurance

TBA - To Be Announced (Note 1)

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2001, which are subject to change based on the terms of the security.

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
ITL - Italian Lira
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a)  Fair valued (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

(c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations (Note 1).

              See accompanying notes to the financial statements.              3

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $162,613,838) (Note 1)         $ 164,307,619
   Cash                                                              69,324
   Receivable for investments sold                                  250,000
   Interest receivable                                              113,292
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                        20,430
   Receivable for open swap contracts (Notes 1 and 6)             2,192,437
   Receivable for expenses waived or borne by Manager (Note
    2)                                                                7,683
                                                              -------------
      Total assets                                              166,960,785
                                                              -------------

LIABILITIES:
   Payable for forward commitment (Note 1)                        9,881,475
   Payable for Fund shares repurchased                              271,196
   Written options outstanding, at value (premiums $149,421)
    (Notes 1 and 6)                                                  29,078
   Payable to affiliate for (Note 2):
      Management fee                                                 14,030
      Shareholder service fee                                         7,912
   Interest payable for open swap contracts (Notes 1 and 6)          87,566
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 210,594
   Accrued expenses                                                  47,075
                                                              -------------
      Total liabilities                                          10,548,926
                                                              -------------
NET ASSETS                                                    $ 156,411,859
                                                              =============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $ 154,371,219
   Accumulated undistributed net investment income                2,052,931
   Accumulated net realized loss                                 (3,025,548)
   Net unrealized appreciation                                    3,013,257
                                                              -------------
                                                              $ 156,411,859
                                                              =============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $ 156,411,859
                                                              =============

SHARES OUTSTANDING:
   Class III                                                     15,373,717
                                                              =============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       10.17
                                                              =============

4             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $  4,849,035
   Dividends from investment company shares                      2,238,876
                                                              ------------
      Total income                                               7,087,911
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         263,280
   Custodian and transfer agent fees                                57,072
   Audit fees                                                       53,538
   Legal fees                                                        4,621
   Trustees fees (Note 2)                                            1,009
   Registration fees                                                   997
   Miscellaneous                                                     2,734
   Fees waived or borne by Manager (Note 2)                       (130,212)
                                                              ------------
                                                                   253,039
  SHAREHOLDER SERVICE FEE (NOTE 2)
      Class III                                                    154,138
                                                              ------------
      Net expenses                                                 407,177
                                                              ------------
         Net investment income                                   6,680,734
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (6,030,134)
      Closed futures contracts                                  (4,016,655)
      Closed swap contracts                                      6,855,597
      Foreign currency, forward contracts and foreign
      currency related transactions                              1,468,973
                                                              ------------

         Net realized loss                                      (1,722,219)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                8,829,501
      Open futures contracts                                      (647,496)
      Open swap contracts                                        1,044,526
      Written options                                              120,343
      Foreign currency, forward contracts and foreign
      currency related transactions                               (248,257)
                                                              ------------

         Net unrealized gain                                     9,098,617
                                                              ------------

      Net realized and unrealized gain                           7,376,398
                                                              ------------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 14,057,132
                                                              ============

              See accompanying notes to the financial statements.              5

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  6,680,734       $  7,660,718
   Net realized loss                                         (1,722,219)        (3,455,636)
   Change in net unrealized appreciation (depreciation)       9,098,617         (1,306,325)
                                                           ------------       ------------

   Net increase in net assets from operations                14,057,132          2,898,757
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (7,835,069)        (8,388,446)
                                                           ------------       ------------
      Total distributions from net investment income         (7,835,069)        (8,388,446)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --         (1,232,734)
                                                           ------------       ------------
      Total distributions from net realized gains                    --         (1,232,734)
                                                           ------------       ------------
                                                             (7,835,069)        (9,621,180)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              29,913,623        (16,704,303)
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       29,913,623        (16,704,303)
                                                           ------------       ------------
      Total increase (decrease) in net assets                36,135,686        (23,426,726)
NET ASSETS:
   Beginning of period                                      120,276,173        143,702,899
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $2,052,931 and $2,497,480,
    respectively)                                          $156,411,859       $120,276,173
                                                           ============       ============

6             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                        YEAR ENDED FEBRUARY 28/29,
                                               -----------------------------------------------------------------------------
                                                                   2001(d)                                  2000
                                               ------------------------------------------------  ---------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $   9.64                               $  10.23
                                                                   --------                               --------

Income from investment operations:
   Net investment income(a)                                           0.62+                                  0.62+
   Net realized and unrealized gain (loss)                             0.73                                  (0.40)
                                                                   --------                               --------

      Total from investment operations                                 1.35                                   0.22
                                                                   --------                               --------

Less distributions to shareholders:
   From net investment income                                         (0.82)                                 (0.70)
   From net realized gains                                               --                                  (0.11)
                                                                   --------                               --------

      Total distributions                                             (0.82)                                 (0.81)
                                                                   --------                               --------
NET ASSET VALUE, END OF PERIOD                                     $  10.17                               $   9.64
                                                                   ========                               ========
TOTAL RETURN(b)                                                       14.52%                                  2.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                               $156,412                               $120,276
   Net operating expenses to average daily
     net assets                                                        0.39%(e)                               0.40%
   Interest expense to average daily net
     assets                                                              --                                   0.01%
   Total net expenses to average daily net
     assets                                                            0.39%                                  0.41%(c)
   Net investment income to average daily net
     assets(a)                                                         6.34%                                  6.19%
   Portfolio turnover rate                                              181%                                    40%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:                                  $   0.01                               $   0.01

                                                     YEAR ENDED FEBRUARY 28/29,
                                               --------------------------------------
                                                          1999                1998*
                                               ---------------------------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.60            $  10.00
                                                        --------            --------
Income from investment operations:
   Net investment income(a)                                0.64+               0.55+
   Net realized and unrealized gain (loss)                 (0.58)               0.66
                                                        --------            --------
      Total from investment operations                      0.06                1.21
                                                        --------            --------
Less distributions to shareholders:
   From net investment income                              (0.12)              (0.27)
   From net realized gains                                 (0.31)              (0.34)
                                                        --------            --------
      Total distributions                                  (0.43)              (0.61)
                                                        --------            --------
NET ASSET VALUE, END OF PERIOD                          $  10.23            $  10.60
                                                        ========            ========
TOTAL RETURN(b)                                             0.44%              12.16%++
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                    $143,703            $228,386
   Net operating expenses to average daily
     net assets                                             0.40%               0.40%**
   Interest expense to average daily net
     assets                                                   --                  --
   Total net expenses to average daily net
     assets                                                   --                  --
   Net investment income to average daily net
     assets(a)                                              5.97%               6.05%**
   Portfolio turnover rate                                   113%                 58%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:                       $   0.03            $   0.02

(a) Net investment income for the year ended February 28, 2001 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70%to 6.34%. Per share and ratio/ supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.
(e) On October 19, 2000, the Fund began to invest in GMO Emerging Country Debt Fund and revised its voluntary expense waiver. Net expenses exclude expenses incurred indirectly through investment in GMO Emerging Country Debt Fund. See Note 2.
+    Calculated using average shares outstanding throughout the period.
++   Not annualized.
* For the period from April 30, 1997 (commencement of operations)to February 28, 1998.
**   Annualized.

              See accompanying notes to the financial statements.              7

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Bond/Global Alpha A Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks a high total return relative to its performance benchmark through investment in U.S. investment grade securities. The Fund achieves exposure to international bond and currency markets by investing, directly or through other Funds of the Trust, in a combination of foreign bond and currency derivatives, effectively adding to or subtracting from the U.S. bond return the performance of the Fund's international bond and currency investments. The Fund's benchmark is the Lehman Brothers Aggregate Bond Index.

      At February 28, 2001, 69.8% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. At February 28, 2001, 5.4% of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. Emerging Country Debt Fund invests primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The financial statements of the GMO Alpha LIBOR Fund and GMO Emerging Country Debt Fund should be read in conjunction with the Funds financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

               Net Unrealized         Accumulated Undistributed Net
         Appreciation/(Depreciation)        Investment Income
         ---------------------------  -----------------------------
                 $1,174,013                    $(1,174,013)

      The effect of this change for the year ended February 28, 2001 was to decrease net investment income by $392,118, increase net unrealized appreciation by $ 362,266, and increase realized gain by $29,852. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written option contracts as of February 28, 2001.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security during the swap period. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. See
      Note 6 for a summary of open swap agreements as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ending February 28, 2001, the Fund had not entered into any reverse repurchase agreements.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      At February 28, 2001 the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code of $1,396,650 and 1,119,242, expiring in 2008 and 2009, respectively.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency transactions and amortization of premium and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,883,799         $1,144,925        $(3,028,724)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premium and discount. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the fund no longer charges a purchase premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested and the premium was reduced by 50% with respect to any portion of a purchase that was offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the year ended

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      February 29, 2000 and the period from March 1, 2000 to October 13, 2000, the Fund received $22,790 and $2,460 in purchase premiums, respectively. There was no premium for redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. For the period October 19, 2000 (when the Fund began investing in ECDF) to February 28, 2001, shareholder service fees incurred indirectly by the Fund were less than 0.01% of the Funds average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, brokerage commissions, certain other transaction costs, and extraordinary expenses ("fund expenses")) and the amount of fees and expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the period October 19, 2000 to February 28, 2001, operating expenses (excluding shareholder service fees) incurred indirectly by the Fund were 0.01% of the Funds average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001 was $1,009. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  ------------
         U.S. Government securities                               $ 44,587,364  $ 40,139,406
         Investments (non-U.S. Government securities)              192,215,670   161,263,326

      During the year ended February 28, 2001, the Fund exchanged securities with a market value of $64,530,401 and $8,912,801 for shares of an equal value of GMO Alpha LIBOR Fund and GMO Emerging Country Debt Fund, respectively, in taxable transactions. Such amounts are included in purchases and sales above.

      At February 28, 2001 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $162,662,404      $2,559,801        $(914,586)       $1,645,215

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 80.7% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2001         February 29, 2000
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
                                                        ----------  ------------  ----------  ------------
                          CLASS III:
         Shares sold                                     8,948,130  $ 90,137,559   1,559,385  $ 15,511,210
         Shares issued to shareholders
           in reinvestment of distributions                475,762     4,653,021     681,181     6,580,233
         Shares repurchased                             (6,522,325)  (64,876,957) (3,816,348)  (38,795,746)
                                                        ----------  ------------  ----------  ------------
         Net increase (decrease)                         2,901,567  $ 29,913,623  (1,575,782) $(16,704,303)
                                                        ==========  ============  ==========  ============

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                            Net Unrealized
         Settlement                                                          Appreciation
            Date        Deliver/Receive    Units of Currency     Value      (Depreciation)
         ----------    ------------------  -----------------  ------------  --------------

            BUYS
            4/3/01            CAD               11,100,000     $7,251,758     $ (45,288)
           4/17/01            EUR                4,700,000      4,324,386       (41,455)
            3/6/01            GBP                  500,000        721,106       (13,544)
                                                                              ---------
                                                                              $(100,287)
                                                                              =========

           SALES
           3/20/01            AUD                2,800,000     $1,467,518     $  49,902
           4/17/01            EUR                1,000,000        920,082        13,453
            3/6/01            GBP                1,500,000      2,163,318        43,002
           1/13/03            HKD               15,589,800      1,994,703         5,297
          11/21/01            HKD               28,009,440      3,592,408         7,592
           5/15/01            JPY              470,000,000      4,048,850        29,685
                                                                              ---------
                                                                              $ 148,931
                                                                              =========

      FORWARD CROSS CURRENCY CONTRACTS

                                                                             Net Unrealized
         Settlement          Deliver/Units of              Receive/ In        Appreciation
            Date                 Currency                  Exchange For      (Depreciation)
         ----------    ----------------------------    --------------------  --------------
            5/8/01     EUR    13,000,000               CHF    19,896,200        $(44,185)
           4/24/01     SEK    14,299,400               EUR     1,600,000          15,971
                                                                                --------
                                                                                $(28,214)
                                                                                ========

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                          Net Unrealized
         Number of                                                           Contracts     Appreciation
         Contract                   Type                   Expiration Date     Value      (Depreciation)
         ---------  -------------------------------------  ---------------  ------------  --------------

           Buys
               6    Australian Government Bond 10 Yr.           March 2001  $   478,222     $   7,973
              10    Australian Government Bond 3 Yr.            March 2001      628,493         4,286
             168    Canadian Government Bond 10 Yr.              June 2001   11,456,441        79,196
              68    Euro BOBL                                    June 2001    6,640,354        29,662
              90    Euro Bund                                    June 2001    9,010,511        52,867
              83    Swiss Government Bond                        June 2001    6,020,956        12,267
                                                                                            ---------
                                                                                            $ 186,251
                                                                                            =========

           Sales
               9    Japanese Government Bond 10 Yr.             March 2001  $10,617,844     $(230,859)
              12    Japanese Government Bond 10 Yr.              June 2001   14,132,572       (66,256)
              81    U.K. Gilt                                    June 2001   13,637,076       (61,403)
             143    U.S. Long Bond                               June 2001   15,055,219      (276,862)
             169    U.S. Treasury Note 10 Yr.                    June 2001   17,903,437      (203,698)
             213    U.S. Treasury Note 5 Yr.                     June 2001   22,378,313      (153,756)
                                                                                            ---------
                                                                                            $(992,834)
                                                                                            =========

      At February 28, 2001, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                         Calls
                                                        ------------------------------  --------------------------
                                                        Principal Amount                Principal Amount
                                                          of Contracts                    of Contracts
                                                        (000's omitted)     Premiums    (000's omitted)   Premiums
                                                        ----------------  ------------  ----------------  --------
         Outstanding, beginning of period                          --       $     --               --       $ --
         Options written                                       10,200        149,421               --         --
         Options closed                                            --             --               --         --
         Options exercised                                         --             --               --         --
         Options expired                                           --             --               --         --
         Options sold                                              --             --               --         --
                                                          -----------       --------       ----------       ----
         Outstanding, end of period                            10,200       $149,421               --       $ --
                                                          ===========       ========       ==========       ====

      SUMMARY OF WRITTEN OPTIONS OUTSTANDING

                                                        Principal Amount
                                                          of Contracts                    Expiration
                                                        (000's omitted)   Exercise Price     Date      Value
                                                        ----------------  --------------  ----------  -------
         EUR Put/JPY Call                                   10,200  EUR       81.2  JPY    11/27/01   $29,078
                                                                                                      -------
                                                                                                      $29,078
                                                                                                      =======

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                               Net Unrealized
           Notional Amount     Expiration                                                       Appreciation
          Fund/Counterparty       Date                        Description                      (Depreciation)
         --------------------  ----------  --------------------------------------------------  --------------

         CREDIT DEFAULT SWAPS
            7,922,250,000 BEF    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $ (202,736)
                                           3/26/98 to pay .07% per year times the notional
                                           amount. The Fund receives payment only upon a
                                           default event in Belgium, the notional amount
                                           times the difference between the par value and the
                                           then-market value of Kingdom of Belgium, 5.75% due
                                           3/28/08.

            1,058,750,000 BEF    3/31/03   Agreement with Morgan Guaranty Trust Company dated          (101)
                                           3/26/98 to pay .07% per year times the notional
                                           amount. The Fund receives payment only upon a
                                           default event in Belgium, the notional amount
                                           times the difference between the par value and the
                                           then-market value of Kingdom of Belgium, 5.75% due
                                           3/28/08.

          378,000,000,000 ITL    3/31/03   Agreement with Morgan Guaranty Trust Company dated      (182,706)
                                           3/26/98 to pay .07% per year times the notional
                                           amount. The Fund receives payment only upon a
                                           default event in Italy, the notional amount times
                                           the difference between the par value and the
                                           then-market value of Italy BTP, 6.00% due
                                           11/01/07.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                               Net Unrealized
           Notional Amount     Expiration                                                       Appreciation
          Fund/Counterparty       Date                        Description                      (Depreciation)
         --------------------  ----------  --------------------------------------------------  --------------

           49,000,000,000 ITL    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $    9,082
                                           3/26/98 to pay .07% per year times the notional
                                           amount. The Fund receives payment only upon a
                                           default event in Italy, the notional amount times
                                           the difference between the par value and the
                                           then-market value of Italy BTP, 6.00% due
                                           11/01/07.

         FORWARD SWAP SPREAD LOCK SWAPS

               15,000,000 USD    4/04/01   Agreement with Morgan Guaranty Trust Company dated       401,870
                                           4/04/00 to pay (receive) the notional amount
                                           multiplied by the difference between the 10 year
                                           swap spread and a fixed spread times the duration
                                           of the 10 year swap rate.

               10,000,000 USD    4/04/01   Agreement with Morgan Guaranty Trust Company dated        28,972
                                           4/04/00 to pay (receive) the notional amount
                                           multiplied by the difference between the 10 year
                                           swap spread and a fixed spread times the duration
                                           of the 10 year swap rate.

                5,000,000 USD    5/16/01   Agreement with UBS AG dated 5/12/00 to pay               195,380
                                           (receive) the notional amount multiplied by the
                                           difference between the 10 year swap spread and a
                                           fixed spread times the duration of the 10 year
                                           swap rate.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                               Net Unrealized
           Notional Amount     Expiration                                                       Appreciation
          Fund/Counterparty       Date                        Description                      (Depreciation)
         --------------------  ----------  --------------------------------------------------  --------------

               20,000,000 USD    9/18/01   Agreement with Morgan Guaranty Trust Company dated    $  478,370
                                           9/18/00 to pay (receive) the notional amount
                                           multiplied by the difference between the 10 year
                                           swap spread and a fixed spread times the duration
                                           of the 10 year swap rate.

                6,000,000 USD    9/18/01   Agreement with Morgan Guaranty Trust Company dated        23,989
                                           9/18/00 to pay (receive) the notional amount
                                           multiplied by the difference between the 10 year
                                           swap spread and a fixed spread times the duration
                                           of the 10 year swap rate.

         INTEREST RATE SWAPS

               10,600,000 CHF    6/11/05   Agreement with Morgan Guaranty Trust Company dated        30,036
                                           6/09/98 to pay the notional amount multiplied by
                                           3.245% and to receive the notional amount
                                           multiplied by the 6 month Floating Rate Swiss
                                           LIBOR adjusted by a specified spread.

                5,000,000 CHF    6/11/05   Agreement with Morgan Guaranty Trust Company dated        (9,538)
                                           6/09/98 to pay the notional amount multiplied by
                                           3.245% and to receive the notional amount
                                           multiplied by the 6 month Floating Rate Swiss
                                           LIBOR adjusted by a specified spread.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                               Net Unrealized
           Notional Amount     Expiration                                                       Appreciation
          Fund/Counterparty       Date                        Description                      (Depreciation)
         --------------------  ----------  --------------------------------------------------  --------------

                3,300,000 CHF    9/16/05   Agreement with Morgan Guaranty Trust Company dated    $   23,104
                                           9/14/98 to pay the notional amount multiplied by
                                           3.1175% and to receive the notional amount
                                           multiplied by the 6 month Floating Rate Swiss
                                           LIBOR adjusted by a specified spread.

               14,000,000 SEK    9/13/06   Agreement with UBS AG dated 9/09/99 to receive the        96,365
                                           notional amount multiplied by 6.465% and to pay
                                           the notional amount multiplied by the 3 month
                                           Floating Rate Swedish LIBOR adjusted by a
                                           specified spread.

                8,000,000 SEK    9/13/06   Agreement with UBS AG dated 9/09/98 to receive the         2,621
                                           notional amount multiplied by 6.465% and to pay
                                           the notional amount multiplied by the 3 month
                                           Floating Rate Swedish LIBOR adjusted by a
                                           specified spread.

         TOTAL RETURN SWAPS

               75,000,000 USD    8/01/01   Agreement with Goldman Sachs Capital Markets LP          499,223
                                           dated 7/13/99 to receive (pay) the notional amount
                                           multiplied by the return on the Lehman Brothers
                                           Aggregate Index and to pay the notional amount
                                           multiplied by the 1 month LIBOR adjusted by a
                                           specified spread.+

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                               Net Unrealized
           Notional Amount     Expiration                                                       Appreciation
          Fund/Counterparty       Date                        Description                      (Depreciation)
         --------------------  ----------  --------------------------------------------------  --------------

               10,000,000 USD    9/01/01   Agreement with Goldman Sachs Capital Markets LP       $   32,171
                                           dated 8/30/00 to receive (pay) the notional amount
                                           multiplied by the return on the Lehman Brothers
                                           Baa Credit Index and to pay the notional amount
                                           multiplied by the 1 month LIBOR adjusted by a
                                           specified spread.+

               10,000,000 USD    9/01/01   Agreement with Goldman Sachs Capital Markets L.P.         82,725
                                           dated 8/30/00 to receive (pay) the notional amount
                                           multiplied by the return on the Lehman Brothers
                                           Baa Credit Index and to pay the notional amount
                                           multiplied by the 1 month LIBOR adjusted by a
                                           specified spread.+

               75,000,000 USD   11/13/01   Agreement with Morgan Guaranty Trust Company dated       633,723
                                           11/13/00 to receive (pay) the notional amount
                                           multiplied by the return on the Lehman Brothers
                                           Aggregate Index and to pay the notional amount
                                           multiplied by the 3 month LIBOR adjusted by a
                                           specified spread.+

               10,000,000 USD    1/31/02   Agreement with Morgan Guaranty Trust Company dated      (152,437)
                                           1/23/01 to pay (receive) the notional amount
                                           multiplied by the return on the Lehman Brothers
                                           Baa Credit Index and to receive the notional
                                           amount multiplied by the 1 month LIBOR adjusted by
                                           a specified spread.+
                                                                                                 ----------
                                                                                                 $1,990,113
                                                                                                 ==========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.
      + This swap agreement is fair valued. (see Note 1)

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. BOND/GLOBAL ALPHA A FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Bond/Global Alpha A Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A Series of GMO Trust)

PORTFOLIO MANAGEMENT
--------------------

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

The Class III shares of the GMO International Intrinsic Value Fund returned 7.3% for the fiscal year ended February 28, 2001 as compared to -17.5% for the MSCI EAFE Index and -1.9% for the style appropriate SSB PMI Value EPac Index. The Fund's strong performance comes from stock selection that emphasized value stocks (those companies that are cheaper on price to book, price to earnings and other measures) and smaller capitalization stocks.

The fiscal year began just as the worldwide bubble in technology stocks was reaching its peak. Since then, the year was characterized by the long-awaited outperformance of value, and the tumultuous downfall of the technology and telecommunication sectors. During the period, the MSCI EAFE Value Index returned -0.3% versus -32.1% for MSCI EAFE Growth. Many sectors, including financial services, health care and consumer staples, posted positive returns, but were unable to outweigh the downward drag from technology and telecommunications stocks. Reversing the prior year's trend, small capitalization stocks outperformed, while multinationals lost ground

On a local currency basis, the U.K. was the best performing major market. The best returns were enjoyed by the small, neglected, and cheap markets of Austria and Norway. On the other hand, Japan was not able to sustain its rally of 1999. Poor domestic policy and fears of a global economic downturn drove the Nikkei average down to levels not seen since the late 1980s (though this was in part due to a poorly timed addition of TMT [technology, media and telecommunications] stocks to the index). Only Finland and Sweden, two markets dominated by technology heavyweights Nokia and Ericsson, fared worse. The dollar strengthened by +5.7% against EAFE currencies over the year, further driving down the return to unhedged U.S. investors. All free-floating EAFE currencies declined against the dollar, with the Australian dollar being the hardest hit.

EFFECT OF COUNTRY ALLOCATION
----------------------------

Country selection was a mild positive for the year, adding slightly over +1% against EAFE. This was largely due to the overweights in Austria and Norway and underweight in Finland. Regional allocation was less positive due to the Fund's underweight in the U.K. The U.K. is, much like the U.S., an expensive stock market with an overvalued currency. The Fund has instead been overweight in South East Asia and selected markets within continental Europe. Currency allocation also added value over the year, largely based on an allocation away from the Yen and into the Euro and highly correlated currencies.

EFFECT OF STOCK SELECTION
-------------------------

Stock selection provided the lion's share of the Fund's strong relative performance during the fiscal year. Because of the opportunities represented by the wide dispersion in price to book ratios, the Fund is heavily concentrated in the cheaper stocks on price to book. These stocks outperformed the benchmark by over 16% during the period. The Fund also benefited from its substantial underweights in technology and telecommunications stocks. The Fund has been opportunistically positioned to have a heavier weight in low price to book stocks than value benchmarks like the SSB or MSCI Value indices. Hence the portfolio was able to outperform even within a value universe. The Fund found many of the cheaper securities in which to invest from within the small and mid cap universes. The portfolio benefited from a tilt towards smaller stocks in general, as those stocks escaped much of the carnage among the mega cap multinationals.

The Fund's two value stock selection strategies, intrinsic value and sales-driven price to scale performed exceptionally well during the fiscal year, both adding significantly to value added. As could be expected when value strategies work well, the Fund's price momentum strategy was unsuccessful in adding value during the period. However, this strategy continues to serve a diversifying role in the portfolio, performing well when traditional value measures are less effective, and we expect to continue to benefit from this aspect in the future.

PORTFOLIO STRUCTURE AND OUTLOOK
-------------------------------

While international value stocks have now performed strongly for nearly a year, they are still priced to outperform growth stocks. The portfolio remains overweight in cheaper and smaller stocks, while maintaining its low weight in the technology and telecommunications sectors. The portfolio is underweight in the U.K., which is an expensive market with an overvalued currency, and is overweight in South East Asia and selected markets within continental Europe.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL INTRINSIC VALUE FUND CLASS III SHARES AND THE MSCI EAFE INDEX
                        AS OF FEBRUARY 28, 2001

Date          International Intrinsic Value Fund                              SSB Value                      MSCI EAFE
 2/28/1991                               $10,000                                  $10,000                       $10,000
 3/31/1991                               $ 9,637                                  $ 9,315                       $ 9,400
 6/30/1991                               $ 9,245                                  $ 8,870                       $ 8,887
 9/30/1991                               $10,197                                  $ 9,749                       $ 9,649
12/31/1991                               $10,060                                  $ 9,729                       $ 9,810
 3/31/1992                               $ 9,923                                  $ 8,641                       $ 8,646
 6/30/1992                               $10,799                                  $ 9,016                       $ 8,829
 9/30/1992                               $10,140                                  $ 9,115                       $ 8,962
12/31/1992                               $ 9,943                                  $ 8,701                       $ 8,616
 3/31/1993                               $11,227                                  $10,006                       $ 9,649
 6/30/1993                               $11,858                                  $10,860                       $10,619
 9/30/1993                               $12,839                                  $11,645                       $11,324
12/31/1993                               $13,918                                  $11,778                       $11,421
 3/31/1994                               $14,450                                  $12,299                       $11,821
 6/30/1994                               $14,706                                  $13,061                       $12,425
 9/30/1994                               $14,782                                  $13,102                       $12,437
12/31/1994                               $14,494                                  $12,976                       $12,310
 3/31/1995                               $14,463                                  $13,221                       $12,539
 6/30/1995                               $15,097                                  $13,342                       $12,631
 9/30/1995                               $15,461                                  $13,958                       $13,157
12/31/1995                               $15,990                                  $14,597                       $13,690
 3/31/1996                               $16,346                                  $14,961                       $14,085
 6/30/1996                               $16,649                                  $15,338                       $14,307
 9/30/1996                               $16,630                                  $15,471                       $14,290
12/31/1996                               $17,516                                  $15,854                       $14,518
 3/31/1997                               $17,254                                  $15,541                       $14,290
 6/30/1997                               $18,575                                  $17,663                       $16,145
 9/30/1997                               $19,016                                  $17,719                       $16,031
12/31/1997                               $17,678                                  $16,320                       $14,774
 3/31/1998                               $20,630                                  $18,919                       $16,948
 6/30/1998                               $20,546                                  $19,190                       $17,127
 9/30/1998                               $17,437                                  $16,015                       $14,691
12/31/1998                               $20,082                                  $19,071                       $17,726
 3/31/1999                               $19,780                                  $19,678                       $17,972
 6/30/1999                               $21,374                                  $20,406                       $18,429
 9/30/1999                               $22,196                                  $21,393                       $19,239
12/31/1999                               $23,018                                  $23,523                       $22,506
 3/31/2000                               $21,755                                  $22,757                       $22,482
 6/30/2000                               $22,581                                  $22,964                       $21,592
 9/30/2000                               $21,522                                  $21,766                       $19,850
12/31/2000                               $22,696                                  $21,932                       $19,318
 2/28/2001                               $22,313                                  $20,813                       $17,861

---------------------------------------------------------------------
                   Average Annual Total Return
---------------------------------------------------------------------
                                                             Since
            1 Year          5 Year         10 Year          Inception
---------------------------------------------------------------------
                                                             9/26/96
Class II    7.25%            n/a             n/a               6.88%
---------------------------------------------------------------------
                                                            3/31/1987
Class III  7.32%           6.57%           8.35%              9.39%
---------------------------------------------------------------------
                                                            1/9/1998
Class IV   7.45%            n/a             n/a               8.75%
---------------------------------------------------------------------

------- GMO International Intrinsic Value Fund
- - - - MSCI EAFE Index
-- - -- Salomon Smith Barney PMI Value EPAC Index*

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 60 bp purchase premium, and this performance information is exclusive of that fee. Performance for Class IV and Class II shares may vary due to different shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

* The Fund's benchmark has been chnaged to the SSB PMI Value EPAC Index, which the Fund believes better represents the Fund's strong value bias.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     COMMON STOCKS - 94.4%
                     AUSTRALIA - 2.0%
         473,490     Amcor Ltd                                                                          1,443,662
         113,280     Australia and New Zealand Banking Group Ltd                                          918,542
         147,714     Broken Hill Proprietary Ltd                                                        1,629,781
         265,969     Caltex Australia Ltd                                                                 320,638
         226,927     Coca Cola Amatil Ltd                                                                 616,129
          41,399     Commonwealth Bank of Australia                                                       655,101
       1,245,300     CSR Ltd                                                                            3,270,147
       1,526,190     Goodman Fielder Ltd                                                                1,087,935
         166,000     Jupiters Ltd                                                                         351,081
         385,221     National Australia Bank Ltd                                                        6,075,580
         825,946     National Mutual Holdings                                                           1,183,602
         130,887     PaperlinX Ltd                                                                        250,406
       2,178,058     Qantas Airways Ltd                                                                 3,596,132
         792,354     Schroders Property                                                                   996,750
          34,544     St. George Bank Ltd                                                                  260,857
       1,028,213     Western Mining Corp Holdings Ltd                                                   4,299,646
       1,179,856     Westfield Trust Units                                                              1,997,502
                                                                                                 -----------------
                                                                                                       28,953,491
                                                                                                  -----------------
                     AUSTRIA - 5.6%
          75,322     Austria Tabakwerke AG                                                              4,793,215
         188,799     Austrian Airlines                                                                  2,710,201
          17,919     Bau Holdings AG                                                                      504,236
         200,157     Boehler Uddeholm (Bearer)                                                          7,546,639
          81,777     Brau Union AG                                                                      3,218,651
          17,342     EA-Generali AG                                                                     3,301,175
         113,217     Energie-Versorgung Niederoesterreich AG                                            3,511,777
         203,798     Erste Bank Der Oesterreichischen Sparkassen AG                                    10,495,108
          94,059     Flughafen Wien AG                                                                  3,459,866
          60,065     Mayr-Melnhof Karton AG (Bearer)                                                    2,901,535
          43,909     Oesterreichische Brau Beteiligungs AG                                              1,776,664
         137,937     OMV AG                                                                            11,172,672
         192,156     RHI AG                                                                             4,055,418
         207,621     Telekom Austria AG*                                                                1,185,665
          62,901     VA Technologie AG (Bearer)                                                         2,143,111

              See accompanying notes to the financial statements.             1

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     AUSTRIA - CONTINUED
         624,240     Voest-Alpine Stahl AG                                                             18,346,673
          11,765     Wienerberger Baustoffindustrie AG                                                    259,658
                                                                                                 -----------------
                                                                                                       81,382,264
                                                                                                 -----------------
                     BELGIUM - 0.4%
           8,679     Almanij NV                                                                           345,586
           6,000     Arbed SA                                                                             681,424
           3,730     Bekaert SA                                                                           164,645
           7,443     Electrabel SA                                                                      1,683,767
          13,899     Electrafina NPV                                                                    2,258,495
           1,662     Glaverbel NPV                                                                        142,980
                                                                                                 -----------------
                                                                                                        5,276,897
                                                                                                  -----------------
                     CANADA - 0.9%
          27,200     Bank of Montreal*                                                                  1,359,289
          23,100     Brascan Corp                                                                         384,799
           2,900     Fairfax Financial Holdings Ltd*                                                      416,776
          75,110     Hudsons Bay Co                                                                       878,279
          20,700     National Bank of Canada                                                              400,261
          18,507     Norske Skog Canada Ltd*                                                              223,661
          24,220     PanCanadian Petroleum Ltd*                                                           696,159
          45,100     Quebecor Inc Class B                                                                 739,489
          47,554     Rogers Wireless Communications Inc*                                                  675,659
          83,960     Stelco Inc Class A                                                                   191,417
         389,174     Transcanada Pipelines Ltd*                                                         4,761,712
          16,200     United Dominion Industries Ltd                                                       288,379
          81,400     Westcoast Energy Inc*                                                              1,914,293
                                                                                                 -----------------
                                                                                                       12,930,173
                                                                                                 -----------------
                     DENMARK - 1.6%
           9,232     Carlsberg A/S Class B                                                                409,404
          33,430     Danisco A/S                                                                        1,342,479
       1,121,256     Danske Bank A/S                                                                   19,544,063
          33,130     Tele Danmark A/S Class B                                                           1,105,973
          34,400     Topdanmark AS*                                                                       860,217
                                                                                                 -----------------
                                                                                                       23,262,136
                                                                                                 -----------------
                     FINLAND - 0.5%
             500     Amer Group Class A                                                                    11,725
         899,258     AvestaPolarit Oyj *                                                                2,733,335

2              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------


                     FINLAND - CONTINUED
          70,700     Finnair Class A                                                                      280,868
         102,200     Fortum Oyj                                                                           418,225
          16,538     Instrumentarium Oyj                                                                  463,855
         142,100     Kesko Oyj                                                                          1,489,697
             550     Kone Oyj                                                                              37,655
          25,200     Metra AB Class A                                                                     563,358
          75,800     Partek Oyj                                                                           892,233
          81,554     Rautaruukki Oyj                                                                      329,987
           5,137     Sanitec Oyj                                                                           45,350
          39,550     Stockmann AB Class A                                                                 436,442
          14,600     Stockmann AB Class B                                                                 159,771
           9,700     Stora Enso Oyj Class A                                                               105,257
                                                                                                 -----------------
                                                                                                        7,967,758
                                                                                                 -----------------
                     FRANCE - 10.0%
         110,359     Air France                                                                         2,074,377
         240,756     Alcatel SA                                                                         9,365,187
         155,519     Assurances Generales de France (Bearer)                                            9,689,285
          24,547     Aventis SA Class A                                                                 1,981,946
         164,437     Banque Nationale de Paris                                                         13,428,004
          34,910     Bongrain SA                                                                        1,195,846
          94,333     Christian Dior SA                                                                  4,091,933
          41,425     Compagnie Generale d'Industrie et de Participations                                2,304,713
         306,013     Credit Lyonnais SA                                                                10,645,723
         105,068     Eridania Beghin-Say SA                                                            10,125,832
           1,004     Fromageries Bel SA                                                                   409,751
          16,715     Imetal                                                                             1,866,053
          34,451     Michelin SA Class B                                                                1,314,767
         105,869     Pernod Ricard                                                                      7,301,785
          28,153     Peugeot SA                                                                         7,629,635
          86,487     Remy Cointreau SA                                                                  2,505,304
         260,461     Renault SA                                                                        13,987,964
          66,528     Saint-Gobain                                                                      10,155,739
           5,390     Skis Rossignol                                                                        82,528
         132,670     Societe Eurafrance SA                                                              9,882,270
         368,653     Societe Generale Class A                                                          22,527,434
         218,687     Usinor Sacilor                                                                     3,076,900
                                                                                                 -----------------
                                                                                                      145,642,976
                                                                                                 -----------------


              See accompanying notes to the financial statements.             3

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                                                                                                 -----------------
                     GERMANY - 7.5%
         111,945     AGIV AG                                                                            1,174,598
          76,400     Bankgesellschaft Berlin AG                                                           867,679
         219,500     BASF AG                                                                            9,850,387
         138,399     Bayer AG                                                                           6,726,310
         174,280     Berliner Kraft & Licht AG Class A                                                  2,147,590
         191,250     Commerzbank AG                                                                     5,047,569
         187,897     Continental AG                                                                     3,239,814
         573,150     DaimlerChrysler AG                                                                28,119,112
          57,579     Degussa AG*                                                                        1,932,662
          25,600     Deutsche Bank AG                                                                   2,119,700
          55,300     Douglas Holdings AG                                                                1,932,447
         413,152     E. On AG                                                                          21,086,369
          44,328     FAG Kugelfischer                                                                     325,705
          58,897     Heidelberg Port-Zement                                                             3,569,255
         125,663     Klockner Humboldt Deutz*                                                             352,457
          57,900     Linde AG                                                                           2,747,434
          33,050     MAN AG                                                                               986,246
         124,050     RWE AG                                                                             4,734,170
          10,900     Schwarz Pharma AG                                                                    271,641
          24,700     Suedzucker AG                                                                        320,269
         499,870     Thyssen Krupp AG                                                                   9,101,673
          38,400     Volkswagen AG                                                                      2,104,633
                                                                                                 -----------------
                                                                                                      108,757,720
                                                                                                 -----------------
                     HONG KONG - 2.8%
          41,007     Cheung Kong Holdings                                                                 496,822
         774,122     Chinese Estates Holdings Ltd*                                                        104,210
         522,249     CLP Holdings Ltd                                                                   2,731,799
         320,128     Great Eagle Holdings Ltd                                                             648,473
       1,446,211     Hang Lung Development Co Ltd                                                       1,548,207
       2,450,931     Henderson Investment Ltd                                                           2,089,603
         621,815     Henderson Land Development Co Ltd                                                  3,810,659
       1,051,600     Hong Kong Aircraft Engineering Co Ltd                                              1,900,994
         342,469     Hong Kong Electric Holdings Ltd                                                    1,293,057
         579,700     Hong Kong Ferry Co Ltd                                                               512,818
       1,806,021     Jardine Matheson Holdings Ltd                                                     11,558,534


4              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                       HONG KONG - CONTINUED
       2,221,462     Mandarin Oriental ADR                                                              1,288,448
      14,224,371     Regal Hotels International Ltd*                                                      455,915
         598,890     Sun Hung Kai Properties Ltd                                                        6,680,013
         541,021     Swire Pacific Ltd Class A                                                          3,693,556
          79,958     Wharf Holdings Ltd                                                                   230,651
       1,400,761     Wheelock and Co Ltd                                                                1,499,552
         223,200     Yue Yuen Industrial Holdings                                                         420,652
                                                                                                 -----------------
                                                                                                       40,963,963
                                                                                                 -----------------
                     IRELAND - 0.0%
          38,354     Allied Irish Banks Plc                                                               415,485
                                                                                                 -----------------
                     ITALY - 4.1%
       3,952,500     Banca di Roma                                                                      4,230,813
         151,800     Banca Popolare di Bergamo Credit                                                   3,001,299
         538,000     Banca Popolare di Milano                                                           2,770,571
       2,125,000     Banco Ambrosiano Veneto SPA (Savings Shares)                                       5,452,079
       1,126,700     Dalmine SPA*                                                                         362,640
       2,203,000     ENI SPA                                                                           14,302,704
         245,190     Fiat SPA                                                                           6,182,572
         195,472     Fiat SPA (Savings Shares)                                                          2,804,194
         588,000     Grassetto SPA (d) *                                                                    5,407
         491,425     IFIL Finanziaria di Partecipazioni SPA                                             2,548,928
          18,800     Industrie Natuzzi SPA ADR                                                            244,588
         228,386     Italcementi SPA                                                                      924,105
          36,800     Italmobiliare SPA                                                                  1,101,534
       1,290,000     Parmalat Finanziaria SPA                                                           2,052,271
         341,975     Pirelli & Co                                                                       1,132,129
         367,632     RAS SPA                                                                            5,000,120
         982,472     SMI (Societa Metallurgica Italy)                                                     599,008
         213,720     SNIA SPA                                                                             440,243
       1,136,500     Telecom Italia SPA (Savings Shares)                                                6,343,911
                                                                                                 -----------------
                                                                                                       59,499,116
                                                                                                 -----------------
                     JAPAN - 21.8%
         145,000     Amada Co Ltd                                                                         831,962
       1,641,000     Asahi Bank                                                                         5,106,484
         183,000     Ashikaga Bank Ltd*                                                                   307,353

              See accompanying notes to the financial statements.             5

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------

                     JAPAN - CONTINUED
          36,500     Autobacs Seven                                                                       765,506
         738,000     Bank of Yokohama                                                                   2,699,194
          72,000     Best Denki Co Ltd                                                                    359,095
          86,000     Brother Industries Ltd                                                               189,897
         204,000     Canon Sales Co Inc                                                                 2,194,876
         271,000     Chiba Bank                                                                         1,007,340
         214,200     Chubu Electric Power Co Inc                                                        3,707,115
          43,000     Chudenko Corp                                                                        512,136
         164,600     Chugoku Electric Power Co Inc                                                      2,385,609
       1,481,000     Cosmo Oil Co Ltd                                                                   2,739,904
         647,000     Daicel Chemical Industries Ltd                                                     1,936,118
         324,000     Daido Steel Co Ltd                                                                   814,868
         109,000     Daiichi Pharmaceuticals Co Ltd                                                     2,495,119
         130,000     Dainippon Printing Co Ltd                                                          1,624,792
         101,000     Daio Paper Corp                                                                      921,352
          34,000     Daishowa Paper Manufacturing*                                                        109,570
          41,900     Daito Trust Construction Co Ltd                                                      762,663
       4,261,000     Daiwa Bank                                                                         6,393,589
       1,150,000     Daiwa House Industry Co Ltd                                                        7,549,341
         105,000     Daiwa Kosho Lease Co Ltd                                                             302,570
          65,000     Daiwa Securities Co Ltd                                                              593,504
         256,000     Ezaki Glico Co Ltd                                                                 1,571,422
         101,000     Fuji Heavy Industries Ltd                                                            744,831
         205,600     Fuji Photo Film Co Ltd                                                             7,449,593
         466,000     Fujita Corp*                                                                         139,051
         213,000     Fukuyama Transporting Co Ltd                                                         813,539
         137,000     General Sekiyu (KK)                                                                  719,485
         263,000     Gunze Ltd                                                                            921,548
          81,600     Heiwa Corp                                                                         1,238,314
         172,000     Hino Motors*                                                                         857,837
         627,300     Hitachi Ltd                                                                        5,481,755
         254,000     Hitachi Metals Ltd                                                                 1,136,877
         180,600     Hokkaido Electric Power                                                            2,386,547
          72,000     Hokuriku Bank*                                                                       137,499
         217,000     Honda Motor Co Ltd                                                                 8,491,666

6              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     JAPAN - CONTINUED
         218,000     House Foods Corp                                                                   2,611,280
           6,000     Hyogo Bank Ltd (c) (d) *                                                                   -
          92,000     INAX Corp                                                                            458,843
         293,000     Ishikawajima-Harima Heavy Industries*                                                724,413
          98,000     Itoham Foods Inc                                                                     319,161
         105,000     Japan Airport Terminal Co Ltd                                                        995,439
          83,000     Japan Radio Co                                                                       615,627
         173,000     Japan Securities Finance Co                                                          581,116
           1,139     Japan Tobacco Inc                                                                  8,030,632
          86,000     JGC Corp                                                                             588,022
         190,000     Kajima Corp                                                                          510,252
         234,000     Kamigumi Co Ltd                                                                      917,686
         185,000     Kandenko Co                                                                          884,820
          73,500     Kansai Electric Power                                                              1,221,292
         902,000     Kawasaki Heavy Industries Ltd*                                                     1,068,912
         213,000     Keio Teito Electric Railway Co Ltd                                                   976,973
          76,000     Kinden Corp                                                                          375,805
         155,000     Kissei Pharmaceutical Co Ltd                                                       2,999,702
       2,679,000     Kobe Steel Ltd*                                                                    1,484,590
         119,000     Kokusai Electric                                                                     892,792
         567,000     Komatsu Ltd                                                                        2,644,179
         807,000     Kubota Corp                                                                        2,242,909
         522,400     Kyushu Electric Power Co Inc                                                       7,428,818
         446,000     Maeda Corp                                                                         1,646,430
         110,000     Maeda Road Construction                                                              452,023
         102,000     Makita Corp                                                                          638,288
       2,024,000     Marubeni Corp*                                                                     4,020,564
          32,000     Maruichi Steel Tube                                                                  384,671
          44,000     Misawa Homes                                                                         109,161
         371,000     Mitsubishi Corp                                                                    2,590,468
         130,000     Mitsubishi Gas Chemical Co Inc                                                       372,394
       3,313,000     Mitsubishi Heavy Industries*                                                      13,133,936
         198,000     Mitsubishi Material                                                                  462,526
       1,016,000     Mitsubishi Motors*                                                                 3,040,334
         102,000     Mitsubishi Paper Mills Ltd                                                           207,835

              See accompanying notes to the financial statements.             7

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     JAPAN - CONTINUED
         256,000     Mitsubishi Trust & Banking                                                         1,763,485
         103,000     Mitsui Marine & Fire Insurance                                                       559,367
         556,000     Mitsui Petrochemical Industries Ltd                                                2,322,691
           1,091     Mizuho Holding Inc                                                                 6,696,961
         621,000     Mycal Co Ltd                                                                       1,085,340
          49,000     Nagase & Co                                                                          211,799
          38,000     National House Industrial                                                            214,468
          38,000     Nichiei Co Ltd (Kyoto)*                                                              247,513
          44,000     Nichirei                                                                             170,681
         377,000     Nippon Express Co Ltd                                                              1,832,047
          66,000     Nippon Hodo Co                                                                       283,030
         326,000     Nippon Light Metal                                                                   241,801
          22,000     Nippon Meat Packers Inc                                                              269,901
       2,908,000     Nippon Oil Co Ltd                                                                 14,528,224
         568,000     Nippon Shinpan Co                                                                    687,634
         232,000     Nippon Suisan Kaisha Ltd                                                             389,650
         531,000     Nishimatsu Construction                                                            1,797,238
         922,000     Nissan Motor Co*                                                                   5,942,555
         267,000     Nisshin Oil Mills Ltd                                                                789,880
         588,000     Nisshin Steel Co Ltd                                                                 541,404
         945,000     Nisshinbo Industries Inc                                                           4,688,947
       2,183,000     Nissho Iwai Corp*                                                                  2,214,732
       6,031,000     NKK Corp*                                                                          4,833,232
         226,000     Obayashi Corp                                                                        928,701
         334,000     Okumura Corp                                                                       1,181,721
          43,000     Ono Pharmaceutical Co Ltd                                                          1,488,384
         555,000     Onoda Cement Co Ltd                                                                1,088,282
          98,000     Onward Kashiyama Co Ltd                                                              806,258
         518,000     Orient Corp*                                                                         600,605
          62,800     Promise Co                                                                         4,160,075
         188,000     Q.P. Corp                                                                          1,607,605
          57,700     Rinnai Corp                                                                          940,555
         164,000     Royal Co Ltd                                                                       1,483,473
          82,000     Ryosan Co                                                                          1,247,879
         144,000     Sagami Railway Co Ltd                                                                331,472

8              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     JAPAN - CONTINUED
       2,121,000     Sakura Bank Ltd                                                                   12,567,415
         240,000     Sankyo Co Ltd                                                                      5,002,771
         306,000     Sanwa Bank Ltd                                                                     2,162,701
          83,000     Sanwa Shutter Corp                                                                   161,337
         627,000     Seino Transportation Co Ltd                                                        2,560,493
         916,000     Sekisui Chemical                                                                   2,506,808
       1,263,000     Sekisui House Ltd                                                                 10,337,014
         321,500     Shikoku Electric Power                                                             4,741,847
         421,000     Shimizu Corp                                                                       1,220,342
         289,000     Showa Shell Sekiyu                                                                 1,495,571
         214,000     Snow Brand Milk Products Co Ltd                                                      689,646
         196,000     Sumitomo Corp                                                                      1,251,579
         114,000     Sumitomo Forestry Co Ltd                                                             655,066
          61,000     Sumitomo Marine & Fire                                                               362,479
       1,909,000     Sumitomo Metal Industries*                                                         1,139,264
       1,218,000     Sumitomo Trust & Banking                                                           8,577,245
         367,000     Suzuki Motor Corp                                                                  4,233,352
       1,083,000     Taisei Corp                                                                        2,299,049
         141,000     Takuma Corp                                                                          907,583
         144,000     Tanabe Seiyaku Co Ltd                                                              1,115,956
         960,000     Teikoku Oil Co Ltd                                                                 4,411,441
         197,000     Toagosei Co Ltd                                                                      372,855
         498,300     Tohoku Electric Power Co Inc                                                       6,967,151
       1,126,000     Tokai Bank                                                                         4,915,060
         260,000     Tokyo Electric Co Ltd                                                                691,590
         145,000     Tokyo Ink Manufacturing Co Ltd                                                       428,961
         362,100     Tokyo Steel Manufacturing Co                                                       1,105,178
          71,000     Tokyo Style Co Ltd                                                                   642,235
         376,000     Toppan Printing Co Ltd                                                             2,965,173
         205,000     Toray Industries Inc                                                                 749,776
          97,000     Tostem Corp                                                                        1,124,686
         246,000     Toyo Seikan Kaisha                                                                 4,488,171
         124,000     Toyo Suisan Kaisha                                                                 1,004,305
         555,000     Toyo Trust & Banking Co Ltd                                                        1,774,372
         308,000     Toyobo Co Ltd                                                                        706,356

              See accompanying notes to the financial statements.             9

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     JAPAN - CONTINUED
          90,000     Victor Co of Japan Ltd*                                                              539,409
          92,000     Wacoal Corp                                                                          755,326
          66,000     Yamaha Corp                                                                          775,378
         161,000     Yamazaki Baking Co Ltd                                                             1,022,593
       4,251,000     Yasuda Trust & Banking*                                                            3,624,195
                                                                                                 -----------------
                                                                                                      315,261,133
                                                                                                 -----------------
                     MALAYSIA - 0.0%
         511,000     MBF Holdings Berhad (d) *                                                              6,724
         751,000     Promet Berhad (d) *                                                                    1,976
          36,540     Silverstone (d) *                                                                         96
         234,000     Westmont Industries Berhad (d) *                                                         616
                                                                                                 -----------------
                                                                                                            9,412
                                                                                                 -----------------
                     NETHERLANDS - 3.5%
         290,962     ABN Amro Holdings NV                                                               6,394,891
          93,331     Buhrmann NV Maastricht                                                             2,815,132
         128,487     DSM NV                                                                             4,818,428
          71,034     Fortis (NL) NV                                                                     2,053,751
           7,100     Gamma Holdings NV                                                                    312,094
          15,472     Gucci Group NV                                                                     1,373,007
         158,012     ING Groep NV                                                                      10,905,353
         182,762     KLM-Konin Luchtvaart Mij NV*                                                       4,369,766
         341,425     Kon Bolswessanen                                                                   4,270,052
          27,100     Koninklijke Volker Wessels                                                           550,758
          20,989     Nedlloyd NV*                                                                         482,537
         881,558     Royal KPN NV                                                                      10,822,588
          13,258     Stork NV                                                                             176,175
          24,422     VIB NV                                                                               631,083
           4,200     Wereldhave NV                                                                        224,594
                                                                                                 -----------------
                                                                                                       50,200,209
                                                                                                 -----------------
                     NEW ZEALAND - 0.1%
          98,411     Air New Zealand Class B                                                               76,757
         345,117     Carter Holt Harvey Ltd                                                               258,825
         329,326     Lion Nathan Ltd                                                                      677,437
                                                                                                 -----------------
                                                                                                        1,013,019
                                                                                                 -----------------

10              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     NORWAY - 4.7%
         223,658     Bergesen d.y. ASA Class A                                                          4,225,623
         102,500     Bergesen d.y. ASA Class B                                                          1,799,050
       4,017,244     Den Norske Bank Class A                                                           20,389,366
          93,347     Elkem AS Class A                                                                   1,680,142
         377,528     Fred Olsen Energy*                                                                 3,692,979
         517,400     Kvaerner ASA*                                                                      3,991,124
          98,993     Leif Hoegh and Co AS*                                                                780,213
         281,400     Merkantildata ASA*                                                                 1,220,606
         313,679     Norsk Hydro AS                                                                    13,325,659
         125,974     Norske Skogindustrier ASA Class A*                                                 4,830,529
          46,328     Norske Skogindustrier ASA Class B*                                                 1,429,461
         629,673     Petroleum Geo-Services*                                                            5,561,114
         240,317     SAS Norge ASA Class B                                                              2,511,978
          82,400     Smedvig A/S                                                                          930,397
         209,300     Storebrand                                                                         1,427,311
         523,906     Tandberg Data ASA*                                                                 1,030,827
                                                                                                 -----------------
                                                                                                       68,826,379
                                                                                                 -----------------
                     PORTUGAL - 0.5%
          52,871     Banco Espirito Santo e Commercial de Lisboa (Registered)                             859,605
       2,201,583     Electricidade de Portugal SA                                                       6,539,380
         306,206     Sonae SGPS SA                                                                        377,327
                                                                                                 -----------------
                                                                                                        7,776,312
                                                                                                 -----------------
                     SINGAPORE - 2.3%
       1,088,200     Brierley Investments Ltd*                                                            171,552
       1,948,096     CapitaLand Ltd*                                                                    2,970,612
         156,000     Cerebos Pacific Ltd                                                                  295,116
       4,603,500     Comfort Group                                                                      1,504,239
          56,000     Creative Technology Ltd                                                              654,896
       1,067,203     Haw Par Brothers International Ltd                                                 2,385,973
       1,235,104     Hotel Properties Ltd                                                               1,076,220
       2,548,911     Jardine Strategic Holdings Ltd                                                     7,952,602
       1,230,000     Singapore Airlines Ltd (Registered)                                               10,435,680
         514,000     Singapore Land Ltd                                                                 1,125,590
       2,127,801     Straits Trading Co Ltd                                                             2,232,215

              See accompanying notes to the financial statements.            11

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     SINGAPORE - CONTINUED
       3,826,960     United Industrial Corp Ltd                                                         2,018,346
         593,000     United Overseas Land                                                                 598,303
         249,800     Wing Tai Holdings                                                                    163,249
                                                                                                 -----------------
                                                                                                       33,584,593
                                                                                                 -----------------
                     SPAIN - 0.5%
         326,375     Endesa                                                                             5,585,502
          66,088     Repsol SA                                                                          1,124,329
                                                                                                 -----------------
                                                                                                        6,709,831
                                                                                                 -----------------
                     SWEDEN - 3.5%
          194,483    Assi Doman                                                                         3,716,865
          46,588     Esselte AB Class A                                                                   265,216
         151,600     Esselte AB Class B                                                                   893,850
         120,300     Foreningssparbanken AB Class A                                                     1,644,846
         445,329     Gambro AB Class A                                                                  3,078,415
         359,647     Gambro AB Class B                                                                  2,486,123
         389,823     Mo Och Domsjo AB Class B                                                          11,690,331
         829,300     Nordbanken Holdings AB                                                             6,069,899
           2,600     PerBio Science AB*                                                                    31,453
          19,200     Perstorp AB Class B                                                                  143,458
         375,100     Skandinaviska Enskilda Banken Class A                                              4,137,273
         152,500     SSAB Swedish Steel Class A                                                         1,465,005
          19,800     SSAB Swedish Steel Class B                                                           181,153
          63,406     Svenska Cellulosa Class B                                                          1,459,943
         191,500     Svenska Handelsbanken Class A                                                      3,212,107
          83,700     Svenska Kullagerfabriken AB                                                        1,289,067
         623,782     Trelleborg AB Class B                                                              4,787,592
          81,950     Volvo AB Class A                                                                   1,541,197
         134,000     Volvo AB Class B                                                                   2,526,888
                                                                                                 -----------------
                                                                                                       50,620,681
                                                                                                 -----------------
                     SWITZERLAND - 5.8%
          10,880     Ascom Holding AG                                                                     779,509
           4,673     Baloise Holdings                                                                   4,974,601
           2,509     Banque Cantonale Vaudoise (Bearer)                                                   855,358
          15,762     BK Vision AG (Bearer) *                                                            3,952,499
           5,711     Ciba Specialty Chemicals AG                                                          379,335


12              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     SWITZERLAND - CONTINUED
           1,600     Credit Suisse Holdings (Registered)                                                  297,570
              55     Financiere Richemont AG Class A                                                      135,292
           2,382     Givaudan*                                                                            654,200
             678     Helvetia Patria Holding                                                              669,944
             562     Jelmoli (Bearer)                                                                     837,178
           6,131     Merkur Holding AG (Registered)                                                     1,207,971
           1,676     Pargesa Holdings SA (Bearer)                                                       3,857,532
           4,623     Pharma Vision *                                                                    3,041,702
           2,332     Roche Holding AG                                                                  20,049,436
          27,249     SAir Group (Registered)                                                            3,481,573
             680     Schweizerische Industrie-Gesellschaft Holding AG (Registered)                        426,294
          12,276     Schweizerische Lebensversicherungs-und Rentenanstalt                              10,136,550
           1,744     Sika Finanz AG (Bearer)                                                              520,628
           2,997     Swiss Reinsurance (Bearer)                                                         6,278,866
          10,309     Swisscom AG                                                                        2,400,448
          52,071     Syngenta AG*                                                                       3,018,744
          34,611     UBS AG (New Shares) (Registered)                                                   5,496,762
          23,132     Zurich Financial Services AG                                                      11,048,779
                                                                                                 -----------------
                                                                                                       84,500,771
                                                                                                 -----------------
                     UNITED KINGDOM - 16.3%
         218,904     Abbey National Plc                                                                 3,684,386
         257,094     Allied Domecq Plc                                                                  1,585,144
       1,039,523     Associated British Food                                                            7,432,542
         708,158     AWG Plc                                                                            5,944,204
         747,259     BAA                                                                                7,059,160
         166,451     Barclays Plc                                                                       5,048,545
         159,304     Barratt Development                                                                  790,361
         897,655     Bass Plc                                                                           9,360,268
          87,039     Billiton Plc                                                                         399,819
         679,707     Boots Co                                                                           6,126,921
       1,188,411     British Airways Plc                                                                6,894,508
         330,988     British American Tobacco                                                           2,657,743
         221,336     British Energy Plc                                                                   798,055
         511,082     British Energy Plc (Deferred Shares) (d) *                                                 -
          75,072     British Telecom Plc                                                                  617,154

              See accompanying notes to the financial statements.            13

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     UNITED KINGDOM - CONTINUED
         249,522     Cable & Wireless                                                                   2,699,048
       1,952,154     Coats Viyella                                                                      1,252,895
       2,524,898     Corus Group Plc                                                                    2,621,905
          15,389     De Vere Group Plc                                                                     67,972
         264,520     Diageo Plc                                                                         2,680,065
       1,485,800     Eurotunnel SA Units (Registered)*                                                  1,430,382
         149,458     Great Portland Estates Plc                                                           603,556
         889,521     Great Universal Stores Plc                                                         7,017,527
         291,765     Inchcape Plc                                                                       1,577,993
         228,731     Kingfisher Plc                                                                     1,629,643
         591,527     Land Securities                                                                    7,430,761
       2,507,358     Lattice Group Plc*                                                                 4,646,865
       5,131,804     Marks & Spencer                                                                   17,985,267
       1,564,486     National Power*                                                                    5,415,312
         918,749     Northern Foods Plc                                                                 1,795,464
         768,117     Powergen Plc                                                                       7,234,043
          48,523     Railtrack Group Plc                                                                  640,338
         112,688     RMC Group                                                                          1,266,064
         205,299     Rolls-Royce                                                                          593,665
         410,738     Royal Bank of Scotland Group                                                       9,004,281
         951,473     Royal & Sun Alliance Insurance Group                                               7,204,375
       3,100,389     Sainsbury (J)                                                                     17,215,414
         749,099     Scottish Hydro-Electric Plc                                                        6,698,406
       2,501,707     Scottish Power Plc                                                                17,228,615
         817,934     Scottish & Newcastle Plc                                                           6,417,379
         889,985     Severn Trent Plc                                                                   9,100,588
         892,731     Somerfield Plc*                                                                    1,261,790
         266,098     Southwest Water                                                                    2,456,191
         716,426     Stagecoach Holdings Plc                                                              767,200
         589,232     Tate & Lyle                                                                        2,124,550
       1,387,342     Taylor Woodrow Plc                                                                 4,121,842
         263,532     Thistle Hotels Plc                                                                   539,712
       1,092,538     United Utilities                                                                   9,186,406
         723,310     Viglen Technology Plc (Entitlement Letters) (d) *                                          -

14              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES           DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     UNITED KINGDOM - CONTINUED
         380,101     Whitbread Holdings Plc                                                             3,585,232
       1,889,930     Wimpey (George)                                                                    5,315,216
       1,386,912     Yorkshire Water                                                                    7,501,027
                                                                                                 -----------------
                                                                                                      236,715,799
                                                                                                 -----------------
                     TOTAL COMMON STOCKS (Cost $1,486,165,484)                                      1,370,270,118
                                                                                                 -----------------
                     PREFERRED STOCKS - 1.1%
                     GERMANY - 0.5%
          31,500     MAN AG 3.27%                                                                         719,840
         101,552     RWE AG 4.46%                                                                       2,955,705
          90,370     Volkswagen AG 3.69%                                                                2,962,667
                                                                                                 -----------------
                                                                                                        6,638,212
                                                                                                 -----------------
                     ITALY - 0.6%
         322,170     Fiat SPA 3.58%                                                                     5,406,882
          77,700     IFI - Istituto Finanziario Industries 3.05%                                        2,568,732
          72,749     Societa Assicuratrice Industriale SPA (SAI) 3.98%                                    573,333
                                                                                                 -----------------
                                                                                                        8,548,947
                                                                                                 -----------------
                     UNITED KINGDOM - 0.0%
      93,476,856     AWG Plc *                                                                            121,335
                                                                                                 -----------------
                     TOTAL PREFERRED STOCKS (Cost $15,341,545)                                         15,308,494
                                                                                                 -----------------
                     RIGHTS & WARRANTS - 0.0%
                     AUSTRALIA - 0.0%
           1,727     St. George Bank Ltd Rights, Expires 3/20/01*                                           1,883
                                                                                                 -----------------
                     FRANCE - 0.0%
       1,096,728     Eurotunnel SA Paris Warrants, Expires 10/31/01*                                       10,086
       1,096,728     Eurotunnel SA Paris Warrants, Expires 10/31/03*                                       50,428
          24,647     Generale des Eaux Warrants, Expires 5/02/01*                                          38,758
                                                                                                 -----------------
                                                                                                           99,272
                                                                                                 -----------------
                     ITALY - 0.0%
         262,655     Banca Intesa SPA Warrants, Expires 11/15/02*                                         330,906
                                                                                                 -----------------

              See accompanying notes to the financial statements.            15

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

      SHARES/
    PAR VALUE ($)    DESCRIPTION                                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------------------
                     SINGAPORE - 0.0%
         101,959     Asia Food & Properties Ltd Warrants, Expires 7/12/02*                                  2,338
         139,475     Haw Par Brothers International Ltd Warrants, Expires 7/18/01*                        161,511
                                                                                                 -----------------
                                                                                                          163,849
                                                                                                 -----------------
                     UNITED KINGDOM - 0.0%
       4,622,000     Eurotunnel SA Warrants, Expires 10/31/03*                                            108,324
                                                                                                 -----------------
                     TOTAL RIGHTS & WARRANTS (Cost $1,040,087)                                            704,234
                                                                                                 -----------------
                     SHORT-TERM INVESTMENTS - 8.3%
                     CASH EQUIVALENTS - 7.7%
      77,204,939     The Boston Global Investment Trust (b)                                            77,204,939
$     34,200,000     Wachovia Bank Time Deposit, 5.46%, due 3/01/01                                    34,200,000
                                                                                                 -----------------
                                                                                                      111,404,939
                                                                                                 -----------------
                     U.S. GOVERNMENT - 0.6%
$      9,300,000     U.S. Treasury Bill, 5.07%, due 11/29/01 (a)                                        8,989,687
                                                                                                 -----------------
                     TOTAL SHORT-TERM INVESTMENTS (Cost $120,363,071)                                 120,394,626
                                                                                                 -----------------
                     TOTAL INVESTMENTS - 103.8%
                        (COST $1,622,910,187)                                                        1,506,677,472

                     Other Assets and Liabilities (net) - (3.8%)                                       (55,232,806)
                                                                                                  -----------------
                     TOTAL NET ASSETS - 100.0%                                                    $  1,451,444,666
                                                                                                  =================

16              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

--------------------------------------------------------------------------------
                     NOTES TO THE SCHEDULE OF INVESTMENTS:

                     ADR American Depositary Receipt

                     (a) All or a portion of this security is held as
                         collateral for open futures contracts (Note 5).

                     (b) Represents investment of security lending collateral
                         (Note 1).

                     (c) Bankrupt issuer.

                     (d) Fair Valued (Note 1).

                     * Non-income producing security.

              See accompanying notes to the financial statements.            17

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
                      At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

                      INDUSTRY SECTOR (UNAUDITED)


                      Banking                         16.5 %
                      Utilities                       10.0
                      Automotive                       6.9
                      Energy Services                  5.7
                      Insurance                        5.3
                      Services                         4.9
                      Conglomerates                    4.7
                      Metals and Mining                4.4
                      Retail Trade                     4.1
                      Construction                     4.0
                      Transportation                   3.7
                      Consumer Goods                   3.7
                      Machinery                        3.1
                      Food and Beverage                3.1
                      Chemicals                        2.6
                      Financial Services               2.5
                      Health Care                      2.4
                      Real Estate                      2.2
                      Paper and Allied Products        2.2
                      Telecommunications               1.9
                      Electronic Equipment             1.4
                      Textiles                         1.1
                      Computers                        0.2
                      Aerospace                        0.2
                      Communications                   0.1
                      Miscellaneous                    3.1
                                                 ----------
                                                      100.0%
                                                 ==========

18              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
-------------------------------------------------------------------------------

ASSETS:

      Investments, at value, including securities on loan of $73,110,590                                   $  1,506,677,472
           (cost $1,622,910,187) (Note 1)
      Foreign currency, at value (cost $408,900) (Note 1)                                                           407,299
      Cash                                                                                                           23,422
      Receivable for Fund shares sold                                                                                37,966
      Net receivable for open forward foreign currency contracts (Notes 1 and 5)                                 19,003,034
      Receivable for variation margin on open futures contracts (Notes 1 and 5)                                     689,860
      Dividends and interest receivable                                                                           2,135,813
      Foreign withholding taxes receivable                                                                        1,482,172
      Receivable for expenses waived or borne by Manager (Note 2)                                                    12,740
                                                                                                            ----------------
           Total assets                                                                                       1,530,469,778
                                                                                                            ----------------

LIABILITIES:

      Payable upon return of securities loaned (Note 1)                                                          77,204,939
      Payable for Fund shares repurchased                                                                           615,936
      Payable to affiliate for (Note 2):
           Management fee                                                                                           602,427
           Shareholder service fee                                                                                  161,028
      Accrued expenses                                                                                              440,782
                                                                                                            ----------------
           Total liabilities                                                                                     79,025,112
                                                                                                            ----------------

NET ASSETS                                                                                                 $  1,451,444,666
                                                                                                            ================

Net assets consist of:
      Paid-in capital                                                                                      $  1,561,026,452
      Distributions in excess of net investment income                                                           (3,950,748)
      Accumulated net realized loss                                                                              (8,038,126)
      Net unrealized depreciation                                                                               (97,592,912)
                                                                                                            ----------------

                                                                                                           $  1,451,444,666
                                                                                                            ===============
NET ASSETS ATTRIBUTABLE TO:
      Class II Shares                                                                                      $     15,284,153
                                                                                                            ===============
      Class III Shares                                                                                     $  1,280,602,537
                                                                                                            ===============
      Class IV Shares                                                                                      $    155,557,976
                                                                                                            ===============


SHARES OUTSTANDING:
      Class II                                                                                                      753,033
                                                                                                            ===============
      Class III                                                                                                  62,864,634
                                                                                                            ===============
      Class IV                                                                                                    7,634,807
                                                                                                            ===============

NET ASSET VALUE PER SHARE:
      Class II                                                                                             $          20.30
                                                                                                            ===============
      Class III                                                                                            $          20.37
                                                                                                            ===============
      Class IV                                                                                             $          20.37
                                                                                                            ===============

              See accompanying notes to the financial statements.            19

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------

INVESTMENT INCOME:

      Dividends (net of foreign tax expense of $5,288,920)                                         $           45,321,957
      Interest (including securities lending income of $619,535)                                                5,324,123
                                                                                                     ---------------------
           Total income                                                                                        50,646,080
                                                                                                     ---------------------
EXPENSES:

      Management fee (Note 2)                                                                                   9,826,264
      Custodian fees                                                                                            1,266,565
      Audit fees                                                                                                   85,129
      Legal fees                                                                                                   69,760
      Transfer agent fees                                                                                          56,661
      Trustees fees (Note 2)                                                                                       18,799
      Registration fees                                                                                             3,923
      Miscellaneous                                                                                                16,989
      Fees waived or borne by Manager (Note 2)                                                                 (1,517,826)
                                                                                                     ---------------------
                                                                                                                9,826,264

      Shareholder service fee (Note 2)
           Class II                                                                                                38,540
           Class III                                                                                            2,409,483
           Class IV                                                                                               176,254
                                                                                                     ---------------------


           Net expenses                                                                                        12,450,541
                                                                                                     ---------------------

               Net investment income                                                                           38,195,539
                                                                                                     ---------------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:

               Investments                                                                                    138,023,119
               Closed futures contracts                                                                       (13,381,380)
               Foreign currency, forward contracts and foreign
                    currency related transactions                                                             (34,899,561)
                                                                                                     ---------------------
                    Net realized gain                                                                          89,742,178
                                                                                                     ---------------------

           Change in net unrealized appreciation (depreciation) on:

               Investments                                                                                    (16,341,968)
               Open futures contracts                                                                          (6,510,699)
               Foreign currency, forward contracts and foreign
                    currency related transactions                                                              38,447,381
                                                                                                     ====================
                    Net unrealized gain                                                                        15,594,714
                                                                                                     ---------------------
           Net realized and unrealized gain                                                                   105,336,892
                                                                                                     ---------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $          143,532,431
                                                                                                     =====================

20              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                      YEAR ENDED                   YEAR ENDED
                                                                                   FEBRUARY 28, 2001           FEBRUARY 29, 2000
                                                                                 ----------------------      -----------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income                                                    $            38,195,539     $             53,306,966
      Net realized gain                                                                     89,742,178                   66,992,223
      Change in net unrealized appreciation (depreciation)                                  15,594,714                   99,958,178
                                                                                 ----------------------      -----------------------
      Net increase in net assets resulting from operations                                 143,532,431                  220,257,367
                                                                                 ----------------------      -----------------------

Distributions to shareholders from:
      Net investment income

           Class II                                                                           (168,213)                    (710,851)
           Class III                                                                       (14,716,332)                 (49,153,936)
           Class IV                                                                         (2,035,580)                  (7,672,181)
                                                                                 ----------------------      -----------------------
           Total distributions from net investment income                                  (16,920,125)                 (57,536,968)
                                                                                 ----------------------      -----------------------

      Net realized gains

           Class II                                                                         (1,279,526)                    (705,987)
           Class III                                                                      (111,797,207)                 (57,973,177)
           Class IV                                                                        (13,730,297)                  (9,597,437)
                                                                                 ----------------------      -----------------------
           Total distributions from net realized gains                                    (126,807,030)                 (68,276,601)
                                                                                 ----------------------      -----------------------

      In excess of net realized gains
           Class II                                                                           (167,391)                           -
           Class III                                                                       (14,625,606)                           -
           Class IV                                                                         (1,796,234)                           -
                                                                                 ----------------------      -----------------------
           Total distributions in excess of net realized gains                             (16,589,231)                           -
                                                                                 ----------------------      -----------------------

Net share transactions:  (Note 4)
           Class II                                                                         (5,525,465)                   2,707,570
           Class III                                                                      (499,253,645)                (257,158,300)
           Class IV                                                                       (139,977,359)                (310,969,560)
                                                                                 ----------------------      -----------------------
      Decrease in net assets from net fund share transactions                             (644,756,469)                (565,420,290)
                                                                                 ----------------------      -----------------------


      Total decrease in net assets                                                        (661,540,424)                (470,976,492)


NET ASSETS:
      Beginning of period                                                                2,112,985,090                2,583,961,582
                                                                                 ----------------------      -----------------------


      End of period (including distributions in excess of net
           investment income of $3,950,748 and accumulated undistributed
           net investment income of $1,142,971, respectively)                  $         1,451,444,666     $          2,112,985,090
                                                                                 ======================      ======================

              See accompanying notes to the financial statements.            21

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------

                                                                                YEAR ENDED FEBRUARY 28/29,
                                                                 --------------------------------------------------------------
                                                                    2001         2000          1999        1998          1997 *
                                                                 ---------     ---------     ---------    --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    20.85     $   20.33    $    23.16   $   24.36    $   24.60
                                                                 ---------     ---------     ---------    --------     --------

Income (loss) from investment operations:

  Net investment income                                              0.40 (c)      0.41(c)       0.39(c)     0.52(c)     0.14
  Net realized and unrealized gain (loss)                            1.11          1.33         (0.46)       1.94         0.96
                                                                 ---------     ---------     ---------    --------     --------

    Total from investment operations                                 1.51          1.74         (0.07)       2.46         1.10
                                                                 ---------     ---------     ---------    --------     --------

Less distributions to shareholders:
  From net investment income                                        (0.22)        (0.56)        (0.24)      (0.74)       (0.27)
  In excess of net investment income                                    -             -         (0.24)          -            -
  From net realized gains                                           (1.63)        (0.66)        (2.28)      (2.92)       (1.07)
  In excess of net realized gains                                   (0.21)            -             -           -            -
                                                                 ---------     ---------     ---------    --------     --------

    Total distributions                                             (2.06)        (1.22)        (2.76)      (3.66)       (1.34)
                                                                 ---------     ---------     ---------    --------     --------

NET ASSET VALUE, END OF PERIOD                                 $    20.30     $   20.85    $    20.33   $   23.16    $   24.36
                                                                 =========     =========     =========    ========     ========

TOTAL RETURN (a)                                                    7.25%         8.09%         (0.76%)     11.60%        4.51%***


RATIOS/SUPPLEMENTAL DATA:

         Net assets, end of period (000's)                     $   15,284     $  21,162    $   18,295   $  12,500    $  25,302
         Net expenses to average
              daily net assets                                      0.76%         0.76%         0.76%       0.76%        0.80% **(b)
         Net investment income to average
              daily net assets                                      1.88%         1.84%         1.71%       2.14%        0.98%**
         Portfolio turnover rate                                      31%           53%           60%         68%          97%
         Fees and expenses voluntarily waived or borne by
              the Manager consisted of the following per
              share amounts:                                   $     0.02     $    0.02    $     0.06   $    0.07    $    0.05


*   Period from September 26, 1996 (commencement of operations) to
    February 28, 1997.
**  Annualized
*** Not annualized.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .04% of average daily net assets.
(c) Computed using average shares outstanding throughout the period.

22              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------

                                                                                YEAR ENDED FEBRUARY 28/29,
                                                           ---------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                           ----------     ----------     ----------    -----------    ----------

NET ASSET VALUE, BEGINNING OF PERIOD                     $      20.91    $     20.38    $     23.20   $     24.37   $     24.62
                                                           ----------     ----------     ----------    -----------    ----------

Income (loss) from investment operations:

  Net investment income                                         0.44(c)        0.47(c)        0.42(c)         0.54(c)       0.59
  Net realized and unrealized gain (loss)                       1.09           1.28          (0.47)           1.96          1.02
                                                           ----------     ----------     ----------    -----------    ----------

    Total from investment operations                            1.53           1.75          (0.05)           2.50          1.61
                                                           ----------     ----------     ----------    -----------    ----------

Less distributions to shareholders:
  From net investment income                                   (0.23)         (0.56)         (0.25)          (0.75)        (0.33)
  In excess of net investment income                               -              -          (0.24)              -             -
  From net realized gains                                      (1.63)         (0.66)         (2.28)          (2.92)        (1.53)
  In excess of net realized gains                              (0.21)             -              -               -             -
                                                           ----------     ----------     ----------    -----------    ----------

    Total distributions                                        (2.07)          (1.22)        (2.77)          (3.67)        (1.86)
                                                           ----------     ----------     ----------    -----------    ----------

NET ASSET VALUE, END OF PERIOD                           $      20.37    $     20.91    $     20.38   $      23.20   $     24.37
                                                           ==========     ==========     ==========    ===========    ==========


TOTAL RETURN (a)                                               7.32%          8.20%          (0.68%)         11.71%         6.72%


RATIOS/SUPPLEMENTAL DATA:

      Net assets, end of period (000's)                  $ 1,280,603    $ 1,799,929    $ 1,998,447   $  3,046,510   $ 4,232,937
      Net expenses to average
         daily net assets                                      0.69%          0.69%          0.69%          0.69%         0.71%(b)
      Net investment income to average
         daily net assets                                      2.07%          2.09%          1.84%          2.19%         2.34%
      Portfolio turnover rate                                    31%            53%            60%            68%           97%
      Fees and expenses voluntarily waived or borne by
         the Manager consisted of the following per
         share amounts:                                  $      0.02    $      0.02    $      0.06   $       0.07   $      0.06

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets.
(c)      Computed using average shares outstanding throughout the period.


              See accompanying notes to the financial statements.            23

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------

                                                                                   YEAR ENDED FEBRUARY 28/29,
                                                                --------------------------------------------------------------
                                                                  2001             2000              1999              1998*
                                                                ---------        ---------        ----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    20.90       $    20.37       $     23.19      $      20.61
                                                                ---------        ---------        ----------       -----------

Income (loss) from investment operations:

  Net investment income                                             0.50(b)          0.55(b)           0.42(b)           0.02(b)
  Net realized and unrealized gain (loss)                           1.05             1.21             (0.46)             2.56
                                                                ---------        ---------        ----------       -----------

    Total from investment operations                                1.55             1.76             (0.04)             2.58
                                                                ---------        ---------        ----------       -----------

Less distributions to shareholders:
  From net investment income                                       (0.24)           (0.57)            (0.25)                -
  In excess of net investment income                                   -                -             (0.25)                -
  From net realized gains                                          (1.63)           (0.66)            (2.28)                -
  In excess of net realized gains                                  (0.21)               -                 -                 -
                                                                ---------        ---------        ----------       -----------

    Total distributions                                            (2.08)           (1.23)            (2.78)                -
                                                                ---------        ---------        ----------       -----------


NET ASSET VALUE, END OF PERIOD                                $    20.37       $    20.90       $     20.37      $      23.19
                                                                =========        =========        ==========       ==========

TOTAL RETURN (a)                                                   7.45%            8.18%            (0.60%)            12.52%***


Ratios/Supplemental Data:

     Net assets, end of period (000's)                        $  155,558       $  291,894       $   567,219      $    682,952
     Net expenses to average
           daily net assets                                        0.63%            0.63%             0.63%             0.63%**
     Net investment income to average
           daily net assets                                        2.34%            2.47%             1.85%             0.68%**
     Portfolio turnover rate                                         31%              53%               60%               68%
     Fees and expenses voluntarily waived or borne by
           the Manager consisted of the following per
           share amounts:                                     $     0.02       $     0.02       $      0.06      $       0.01

*        Period from January 9, 1998 (commencement of operations) to
         February 28, 1998.
**       Annualized
***      Not annualized.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b)      Computed using average shares outstanding throughout the period.

24              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------
1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO International Intrinsic Value Fund (the "Fund"), formerly GMO International Core Fund, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the SSB PMI Value EPAC Index.

     The Fund offers three classes of shares: Class II, Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

     changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 5 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

     the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian and agency, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 5 for all open futures contracts as of February 28, 2001.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2001, there were no open swap agreements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $73,110,590 collateralized by cash in the amount of $77,204,939 which was invested in a short-term instrument.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency and passive foreign investment company transactions, foreign taxes and differing treatments for redemption in-kind. Gross gains resulting from such in-kind transactions amounted to $25,003,596.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

     capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

        Accumulated
     Undistributed Net                Accumulated Net Realized
     Investment Income                      Gain/(Loss)                             Paid-in Capital
---------------------------         --------------------------            -----------------------------------
      $(26,369,133)                         $19,388,899                               $6,980,234

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     ALLOCATION OF OPERATING ACTIVITY
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     Effective October 13, 2000, the Fund no longer charges a premium for cash purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .60% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. These fees were allocated relative to each class' net assets on the share transaction date. For the year ended February 29, 2000 and the period March 1, 2000 through October 12, 2000, the Fund received $1,093,105 and $411,049 in purchase premiums, respectively. There was no premium for cash redemptions or reinvested distributions.

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $18,799. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $536,569,815 and $1,312,125,826, respectively.

     At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Depreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
           $1,641,216,778                     $88,538,953                    $223,078,259                    $134,539,306

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

4.   SHARE TRANSACTIONS

 The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                             Year Ended                                       Year Ended
                                          February 28, 2001                                February 29, 2000
                             --------------------------------------------     --------------------------------------------
     Class II:                      Shares                 Amount                   Shares                  Amount
                             -------------------   ----------------------     --------------------    --------------------
     Shares sold                             811   $              20,626                  363,778     $           8,290,170
     Shares issued to
     shareholders in
     reinvestment of
     distributions                          63,248              1,302,403                   54,505               1,232,211
     Shares
     repurchased                          (326,181)            (6,848,494)                (303,144)             (6,814,811)
                             ---------------------   --------------------     --------------------    --------------------
     Net increase
     (decrease)                         (262,122)  $         (5,525,465)                  115,139   $           2,707,570
                             =====================   ====================     ====================    ====================

                                             Year Ended                                       Year Ended
                                          February 28, 2001                                February 29, 2000
                             --------------------------------------------     --------------------------------------------
     Class III:                     Shares                 Amount                   Shares                  Amount
                             -------------------   ----------------------     --------------------    --------------------
     Shares sold                        6,408,501  $         137,810,603               10,362,129   $         236,178,961
     Shares issued to
     shareholders in
     reinvestment of
     distributions                      6,628,260             137,451,715                4,170,163              94,366,903
     Shares
     repurchased                       (36,259,134)          (774,515,963)             (26,508,769)           (587,704,164)
                             ---------------------   --------------------     --------------------    --------------------
     Net decrease                      (23,222,373)  $       (499,253,645)             (11,976,477)   $       (257,158,300)
                             =====================   ====================     ====================    ====================

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

SHARE TRANSACTIONS - CONTINUED

                                             Year Ended                                       Year Ended
                                          February 28, 2001                                February 29, 2000
                             --------------------------------------------     --------------------------------------------
     Class IV:                      Shares                 Amount                   Shares                  Amount
                             -------------------   ----------------------     --------------------    --------------------
     Shares sold                        6,826,032  $         139,300,163                5,114,795     $       114,594,859
     Shares issued to
     shareholders in
     reinvestment of
     distributions                        845,200             17,432,523                  750,125              16,972,648

     Shares
     repurchased                       (14,004,608)          (296,710,045)             (19,746,552)           (442,537,067)
                             ---------------------   --------------------     --------------------    --------------------

     Net decrease                     (6,333,376)  $       (139,977,359)             (13,881,632)   $       (310,969,560)
                             =====================   ====================     ====================    ====================

5.   FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

     FORWARD CURRENCY CONTRACTS

                                                                                                           Net Unrealized
           Settlement                                        Units                                         Appreciation
              Date              Deliver/Receive           of Currency                 Value               (Depreciation)
      ---------------------  -----------------------  ---------------------    ---------------------     ------------------
      Buys

                  04/27/01            AUD                       26,367,169     $         13,813,039      $       (562,486)
                  04/27/01            CAD                       89,492,899               58,468,187            (1,458,942)
                  03/23/01            CHF                       66,741,833               39,891,607                532,283
                  03/23/01            DKK                      393,321,386               48,452,980              1,988,713
                  03/23/01            EUR                      318,855,795              293,309,140              7,006,623
                  03/23/01            GBP                       79,258,041              114,285,736            (1,574,641)
                  04/27/01            HKD                      357,581,874               45,856,470               (81,522)
                  04/27/01            JPY                   11,961,643,780              102,758,054            (9,771,296)
                  03/23/01            NOK                      316,154,055               35,304,906                490,187
                  04/27/01            NZD                       38,816,817               16,601,797                806,157
                  03/23/01            SEK                      701,331,871               71,351,593            (2,609,061)
                  04/27/01            SGD                       15,361,380                8,849,996              (124,837)
                                                                                                         ------------------
                                                                                                       $       (5,358,822)
                                                                                                         ==================


GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS - CONTINUED



                                                                                                                   Net
                                                                                                               Unrealized
           Settlement                                             Units                                       Appreciation
              Date              Deliver/Receive               of Currency                 Value              (Depreciation)
      ---------------------  -----------------------        -----------------    --------------------   --------------------
     Sales

                  04/27/01            AUD                       35,649,010      $        18,675,542    $           819,815
                  04/27/01            CAD                      104,009,861               67,952,521              1,447,840
                  03/23/01            CHF                       80,369,192               48,036,683              (433,974)
                  03/23/01            DKK                       48,600,350                5,987,042              (287,042)
                  03/23/01            EUR                      175,068,252              161,041,822              (757,211)
                  03/23/01            GBP                       71,787,060              103,512,992              1,717,608
                  04/27/01            HKD                      664,598,702               85,228,454                136,404
                  04/27/01            JPY                   22,655,487,413              194,624,907             19,722,526
                  03/23/01            NOK                      490,230,687               54,744,035              (222,083)
                  04/27/01            NZD                        6,979,063                2,984,917              (184,917)
                  03/23/01            SEK                      460,846,768               46,885,294              2,288,024
                  04/27/01            SGD                       14,417,980                8,306,484                114,866
                                                                                                         ------------------
                                                                                                       $        24,361,856
                                                                                                         ==================

Currency Abbreviations:

      AUD       Australian Dollar                HKD        Hong Kong Dollar
      CAD       Canadian Dollar                  JPY        Japanese Yen
      CHF       Swiss Franc                      NOK        Norwegian Kroner
      DKK       Danish Krona                     NZD        New Zealand Dollar
      EUR       Euro                             SEK        Swedish Krona
      GBP       British Pound                    SGD        Singapore Dollar

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------

     FUTURES CONTRACTS

                                                                                                           Net Unrealized
          Number of                                                                                         Appreciation
          Contracts                  Type               Expiration Date           Contract Value           (Depreciation)
      -------------------  -------------------------  ---------------------     -------------------      -------------------
      Buys

                     185             DAX                        March 2001    $         26,431,208     $        (2,219,327)
                     683           SFE SPI                      March 2001              29,811,985                  246,031
                                                                                                         -------------------
                                                                                                       $        (1,973,296)
                                                                                                         ===================

      Sales

                     423            CAC 40                      March 2001    $         20,888,812     $          1,718,136
                      19           FTSE 100                     March 2001               1,616,762                   76,184
                                                                                                         -------------------
                                                                                                       $          1,794,320
                                                                                                         ===================


     At February 28, 2001, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO International Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") (a series of GMO Trust) (formerly GMO International Core Fund) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO INTERNATIONAL INTRINSIC VALUE FUND
 (A SERIES OF GMO TRUST)

 FEDERAL TAX INFORMATION - (UNAUDITED)
 FEBRUARY 28, 2001
-------------------------------------------------------------------------------


For the fiscal year ended February 28, 2001, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 85.81% as net capital gain dividends.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Bond Fund returned 6.7% for the fiscal year ended February 28, 2001, compared to 4.9% for the J.P. Morgan Global Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha Libor Fund.

The Fund outperformed the benchmark during the fiscal year by 1.8%. Bond market, emerging debt and issue selection added value during the fiscal year, while currency selection reduced portfolio return. Long bond yields declined by 20 to 120 basis points, reversing the previous year's trend. Yields on the ten-year U.S. Government Bond declined by more than 80 basis points during the period as U.S. economic growth slowed toward the end of calendar year 2000. While the U.S. dollar continued to strengthen relative to other currencies in the index, the Euro, after falling to an all-time low of $0.827 in late October 2000, rallied to end the fiscal year at $0.924.

An overweight position in Australian bonds and underweight positions in British Gilts and Swiss bonds added value during the period, but these gains were offset to some extent by losses on underweight positions in Japanese and Euro bonds. Losses on an underweight position in the U.S. dollar were offset to some extent by gains on overweight positions in Canadian dollars and Swiss francs. Emerging country debt exposure added value during the fiscal year, as sovereign spreads on the J.P. Morgan Emerging Bond Index Global (EMBIG) declined from 737 to end the period at 724 basis points. Issue selection added value during the fiscal year, as swap spreads narrowed from 102 to end the period at 89 basis points.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, European, Swedish and emerging bond markets. We expect the Danish, Japanese and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars and Swiss francs. The Euro, Japanese yen, U.K. pound and U.S. dollar are expected to underperform. At the end of the period, 6% of the Fund was invested in emerging country debt.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO GLOBAL BOND FUND CLASS III SHARES AND THE
J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  Since Inception
                                                       12/28/95
Class III                        6.70%   5.78%            5.35%

          GMO GLOBAL  J.P. MORGAN GLOBAL
           Bond Fund   Gov't. Bond Index
12/28/95     $10,000             $10,000
12/31/95     $10,000             $10,002
3/31/96       $9,830              $9,826
6/30/96      $10,270              $9,886
9/30/96      $10,766             $10,165
12/31/96     $11,307             $10,442
3/31/97      $10,936             $10,033
6/30/97      $11,351             $10,328
9/30/97      $11,887             $10,506
12/31/97     $12,027             $10,588
3/31/98      $12,219             $10,693
6/30/98      $12,339             $10,934
9/30/98      $12,978             $11,855
12/31/98     $13,260             $12,210
3/31/99      $12,599             $11,734
6/30/99      $12,193             $11,331
9/30/99      $12,587             $11,777
12/31/99     $12,525             $11,589
3/31/00      $12,629             $11,633
6/30/00      $12,577             $11,638
9/30/00      $12,368             $11,350
12/31/00     $13,073             $11,861
2/28/01      $13,099             $11,856

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 15 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

         PAR VALUE/
           SHARES      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 3.5%
                       SWEDEN -- 0.4%
SEK         5,000,000  Government of Sweden Index Linked Bond, 4.00%, due
                         12/01/20                                               569,737
SEK         6,600,000  Kingdom of Sweden, 6.00%, due 02/09/05                   709,314
                                                                           ------------
                                                                              1,279,051
                                                                           ------------
                       UNITED STATES -- 3.1%
                       CORPORATE DEBT -- 1.5%
USD         4,200,000  Ford Motor Credit, 6.88%, due 02/01/06                 4,218,396
                                                                           ------------
                       STRUCTURED NOTES -- 1.6%
USD         5,000,000  Federal Home Loan Bank,
                         Variable Rate, (10.00% - 6 mo. LIBOR), 3.25%,
                         due 09/22/03(a)                                      4,787,500
                                                                           ------------

                       TOTAL UNITED STATES                                    9,005,896
                                                                           ------------

                       TOTAL DEBT OBLIGATIONS (COST $10,614,990)             10,284,947
                                                                           ------------
                       MUTUAL FUNDS -- 96.3%
           10,108,080  GMO Alpha LIBOR Fund                                 264,124,124
            1,794,118  GMO Emerging Country Debt Fund                        16,075,299
                                                                           ------------
                       TOTAL MUTUAL FUNDS (COST $274,677,445)               280,199,423
                                                                           ------------

          PRINCIPAL
           AMOUNT
        -------------
                       CALL OPTIONS PURCHASED -- 0.5%
                       CROSS CURRENCY OPTIONS -- 0.5%
EUR        18,500,000  JPY Put/Euro Call, Expires 11/27/01, Strike 98.12      1,485,200
                                                                           ------------

                       TOTAL CALL OPTIONS PURCHASED (COST $357,282)           1,485,200
                                                                           ------------

              See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        PAR VALUE ($)  DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS -- 0.4%
                       COMMERCIAL PAPER -- 0.4%
USD         1,070,000  Grand Funding, 5.55%, due 3/01/01                      1,070,000
                                                                           ------------
                       REPURCHASE AGREEMENT -- 0.0%
USD               511  Morgan Stanley Inc. Repurchase Agreement, dated
                       2/28/01, due 3/01/01, with a maturity value of
                       $512 and an effective yield of 4.47%,
                       collateralized by a U.S. Treasury Obligation with
                       a rate of 0.0% and market value of $9,780.                   511
                                                                           ------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $1,070,511)         1,070,511
                                                                           ------------
                       TOTAL INVESTMENTS -- 100.7%
                       (Cost $286,720,228)                                  293,040,081

                       Other Assets and Liabilities (net) -- (0.7%)          (1,927,780)
                                                                           ------------
                       TOTAL NET ASSETS -- 100.0%                          $291,112,301
                                                                           ============

NOTES TO SCHEDULE OF INVESTMENTS:
---------------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
ITL - Italian Lira
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $286,720,228) (Note 1)         $293,040,081
   Receivable for investments sold                               3,800,000
   Receivable for Fund shares sold                                   1,000
   Dividends and interest receivable                               825,731
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 66,770
   Receivable for open swap contracts (Notes 1 and 6)            3,127,040
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              18,216
                                                              ------------

      Total assets                                             300,878,838
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                           5,000,000
   Written options outstanding, at value (premiums $357,281)
    (Notes 1 and 6)                                                 52,739
   Payable to affiliate for (Note 2):
      Management fee                                                43,037
      Shareholder service fee                                       32,116
   Net payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              4,578,028
   Accrued expenses and other liabilities                           60,617
                                                              ------------

      Total liabilities                                          9,766,537
                                                              ------------
NET ASSETS                                                    $291,112,301
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $281,651,678
   Accumulated undistributed net investment income               4,648,369
   Accumulated net realized loss                                (1,403,713)
   Net unrealized appreciation                                   6,215,967
                                                              ------------
                                                              $291,112,301
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $291,112,301
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    29,004,135
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.04
                                                              ============

              See accompanying notes to the financial statements.              3

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $10,721,509
   Interest (including securities lending income of $2,066)     1,858,884
                                                              -----------

      Total income                                             12,580,393
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        421,528
   Custodian and transfer agent fees                               86,002
   Audit fees                                                      60,553
   Legal fees                                                       8,551
   Trustees fees (Note 2)                                           2,192
   Registration fees                                                   28
   Miscellaneous                                                    2,884
   Fees waived or borne by Manager (Note 2)                      (181,236)
                                                              -----------
                                                                  400,502
   Shareholder service fee (Note 2)
      Class III                                                   325,230
                                                              -----------
      Net expenses                                                725,732
                                                              -----------

         Net investment income                                 11,854,661
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (1,048,394)
      Closed futures contracts                                  2,681,398
      Closed swap contracts                                     4,587,745
      Foreign currency, forward contracts and foreign
      currency related transactions                           (11,166,994)
                                                              -----------

         Net realized loss                                     (4,946,245)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               6,967,972
      Open futures contracts                                    1,037,825
      Open swap contracts                                       3,670,822
      Written options                                             304,542
      Foreign currency, forward contracts and foreign
      currency related transactions                              (826,957)
                                                              -----------

         Net unrealized gain                                   11,154,204
                                                              -----------

      Net realized and unrealized gain                          6,207,959
                                                              -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $18,062,620
                                                              ===========

4             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 11,854,661       $  9,808,414
   Net realized loss                                         (4,946,245)       (14,577,871)
   Change in net unrealized appreciation (depreciation)      11,154,204            779,167
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                               18,062,620         (3,990,290)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                      --         (4,475,228)
                                                           ------------       ------------
      Total distributions from net investment income                 --         (4,475,228)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                                      --           (639,858)
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                        --           (639,858)
                                                           ------------       ------------

                                                                     --         (5,115,086)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              90,319,566         28,624,997
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                             90,319,566         28,624,997
                                                           ------------       ------------

      Total increase in net assets                          108,382,186         19,519,621
NET ASSETS:
   Beginning of period                                      182,730,115        163,210,494
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $4,648,369 and
    distributions in excess of net investment income of
    $6,013,314, respectively)                              $291,112,301       $182,730,115
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                   YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------------------------
                                                              2001(d)                                  2000
                                          ------------------------------------------------  ---------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   9.41                               $   9.87
                                                              --------                               --------

Income from investment operations:
   Net investment income(a)                                       0.51+                                  0.51
   Net realized and unrealized gain
     (loss)                                                       0.12                                  (0.71)
                                                              --------                               --------
      Total from investment operations                            0.63                                  (0.20)
                                                              --------                               --------

Less distributions to shareholders:
   From net investment income                                       --                                  (0.23)
   In excess of net investment income                               --                                  (0.03)
   From net realized gains                                          --                                     --
   In excess of net realized gains                                  --                                     --
                                                              --------                               --------
      Total distributions                                           --                                  (0.26)
                                                              --------                               --------
NET ASSET VALUE, END OF PERIOD                                $  10.04                               $   9.41
                                                              ========                               ========
TOTAL RETURN(b)                                                   6.70%                                 (2.07)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $291,112                               $182,730
   Net operating expenses to average
     daily net assets                                             0.33%(e)                               0.34%
   Interest expense to average daily net
     assets                                                         --                                   0.16%
   Total net expenses to average daily
     net assets                                                   0.33%                                  0.50%(c)
   Net investment income to average
     daily net assets(a)                                          5.34%                                  5.09%
   Portfolio turnover rate                                          35%                                   116%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:                      $   0.01                               $   0.01

                                                                       YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------------------------------------------
                                                     1999                         1998                         1997
                                          ---------------------------  ---------------------------  --------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.15                     $  10.16                     $  9.89
                                                   --------                     --------                     -------
Income from investment operations:
   Net investment income(a)                            0.55                         0.65+                       0.61
   Net realized and unrealized gain
     (loss)                                           (0.25)                        0.36                        0.59
                                                   --------                     --------                     -------
      Total from investment operations                 0.30                         1.01                        1.20
                                                   --------                     --------                     -------
Less distributions to shareholders:
   From net investment income                         (0.37)                       (0.56)                      (0.57)
   In excess of net investment income                 (0.09)                          --                          --
   From net realized gains                            (0.06)                       (0.28)                      (0.36)
   In excess of net realized gains                    (0.06)                       (0.18)                         --
                                                   --------                     --------                     -------
      Total distributions                             (0.58)                       (1.02)                      (0.93)
                                                   --------                     --------                     -------
NET ASSET VALUE, END OF PERIOD                     $   9.87                     $  10.15                     $ 10.16
                                                   ========                     ========                     =======
TOTAL RETURN(b)                                        2.69%                       10.19%                      12.01%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $163,210                     $105,052                     $70,768
   Net operating expenses to average
     daily net assets                                  0.34%                        0.34%                       0.34%
   Interest expense to average daily net
     assets                                              --                           --                          --
   Total net expenses to average daily
     net assets                                        0.34%                        0.34%                       0.34%
   Net investment income to average
     daily net assets(a)                               5.86%                        6.21%                       6.31%
   Portfolio turnover rate                               75%                         103%                         72%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:           $   0.03                     $   0.04                     $  0.04

+    Computed using average shares outstanding throughout the period.
(a) Net investment income for the for the years ended February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods to March 1, 2001 have not been restated to reflect this change in presentation.
(e) On October 19, 2000, the Fund began to invest a portion of its assets in GMO Emerging Country Debt Fund and GMO revised its voluntary expense waiver. Net expenses exclude expenses incurred indirectly through investment in GMO Emerging Country Debt Fund. See Note 2.

6             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in global bond and currency markets. The Fund's benchmark is the J.P. Morgan Global Government Bond Index.

      At February 28, 2001, 90.8% of the net assets of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. At February 28, 2001, 5.5% of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. GMO Emerging Country Debt Fund invests in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The financial statements of GMO Alpha LIBOR Fund and GMO Emerging Country Debt Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

               Net Unrealized         Accumulated Undistributed Net  Accumulated Undistributed Net
         Appreciation/(Depreciation)        Investment Income                Realized Gain
         ---------------------------  -----------------------------  -----------------------------
                   $31,192                      $(298,957)                     $267,765

      The effect of this change for the year ended February 28, 2001 was to decrease net investment income by $42,433, increase net unrealized appreciation/depreciation by $ 1,789, and increase net realized gain by $40,644. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written options contracts as of February 28, 2001.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security during the swap period. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2001, the Fund did not enter into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions, net operating loss and amortization of premium and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001 This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
             $(894,021)        $7,346,307        $(6,452,286)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premiums and of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Non-cash

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a purchase premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested. The premium was reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period from March 1, 2000 to October 13, 2000, the Fund received $82,781 and $57,979 in purchase premiums, respectively. There was no premium for redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. For the period October 19, 2000 (when the Fund began investing in ECDF) to February 28, 2001, shareholder service fees incurred indirectly by the Fund were less than 0.01% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, brokerage commissions, certain other transaction costs, and extraordinary expenses ("fund expenses")) and the amount of fees and expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the period October 19, 2000 to February 28, 2001, operating expenses (excluding shareholder service fees) incurred indirectly by the Fund were 0.01% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $2,192. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  -----------
         U.S. Government securities                               $ 10,122,750  $10,122,750
         Investments (non-U.S. Government securities)              168,928,145   67,352,406

      During the year ended February 28, 2001, the Fund exchanged securities with a market value of $7,418,982 for shares of GMO Emerging Country Debt Fund with a value equal to that market value in taxable transactions. Such amounts are included in purchases and sales above.

      At February 28, 2001the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $286,720,228      $6,838,549        $(518,696)       $6,319,853

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 71.9% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2001         February 29, 2000
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
                                                        ----------  ------------  ----------  ------------
         Class III:
         Shares sold                                    11,344,679  $107,349,149   5,558,244  $ 55,187,578
         Shares issued to shareholders
           in reinvestment of distributions                     --            --     509,734     4,888,345
         Shares repurchased                             (1,766,809)  (17,029,583) (3,178,026)  (31,450,926)
                                                        ----------  ------------  ----------  ------------
         Net increase                                    9,577,870  $ 90,319,566   2,889,952  $ 28,624,997
                                                        ==========  ============  ==========  ============

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                              Net Unrealized
         Settlement                          Units                             Appreciation
            Date     Deliver/Receive      of Currency            Value        (Depreciation)
         ----------  ---------------  -------------------  -----------------  --------------
              Buys

            4/3/01            CAD           36,500,000       $ 23,845,871      $  (347,993)
           4/17/01            EUR          127,200,000        117,034,438       (3,178,466)
            3/6/01            GBP           11,200,000         16,152,774         (363,776)
           5/15/01            JPY        7,820,000,000         67,365,979         (634,021)
                                                                               -----------
                                                                               $(4,524,256)
                                                                               ===========
             Sales

           3/20/01            AUD            1,100,000       $    576,525      $    38,133
           4/17/01            EUR            1,500,000          1,380,123           20,607
           1/13/03            HKD           62,359,200          7,978,812           21,188
          11/21/01            HKD           71,579,680          9,180,597           19,403
                                                                               -----------
                                                                               $    99,331
                                                                               ===========

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement  Deliver/Units of      Receive/In      Net Unrealized
            Date         Currency         Exchange For      Depreciation
         ----------  -----------------  -----------------  --------------
            5/8/01    EUR   26,200,000   CHF   40,038,840    $(124,785)
           4/24/01    EUR    1,600,000   SEK   14,178,160      (28,318)
                                                             ---------
                                                             $(153,103)
                                                             =========

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                                  Net Unrealized
         Number of                                                                    Contract     Appreciation
         Contracts                      Type                       Expiration Date     Value      (Depreciation)
         ---------  ---------------------------------------------  ---------------  ------------  --------------
            Buys

              56    Australian Government Bond 10 Yr.                  March 2001   $ 4,463,403     $  100,503
              82    Australian Government Bond 3 Yr.                   March 2001     5,153,643         58,927
             402    Canadian Government Bond 10 Yr.                     June 2001    27,412,627        253,806
             238    Euro BOBL                                           June 2001    23,241,239        126,187
             451    Euro Bund 10 Yr.                                    June 2001    45,152,672        341,141
              74    U.S. Treasury Note 10 Yr.                           June 2001     7,839,375        110,621
             183    US Long Bond                                        June 2001    19,266,469        364,354
                                                                                                    ----------
                                                                                                    $1,355,539
                                                                                                    ==========
           Sales

               7    Japanese Government Bond 10 Yr.                    March 2001   $ 8,258,323     $ (226,466)
              38    Swiss Government Bond 10 Yr.                        June 2001     2,756,582        (13,634)
              50    U.K. Gilt                                           June 2001     8,417,948        (35,637)
              32    U.S. Treasury Note 5 Yr.                            June 2001     3,362,000        (34,450)
                                                                                                    ----------
                                                                                                    $ (310,187)
                                                                                                    ==========

      At February 28, 2001, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                          Calls
                                                        ------------------------------  ----------------------------
                                                        Principal Amount                Principal Amount
                                                          of Contracts                    of Contracts
                                                        (000's omitted)     Premiums    (000's omitted)    Premiums
                                                        ----------------  ------------  ----------------  ----------
         Outstanding, beginning of period                          --       $     --              --      $       --
         Options written                                       18,500        357,281
         Options closed                                            --             --              --              --
         Options exercised                                         --             --              --              --
         Options expired                                           --             --              --              --
         Options sold                                              --             --              --              --
                                                          -----------       --------       ---------      ----------
         Outstanding, end of period                            18,500       $357,281              --      $       --
                                                          ===========       ========       =========      ==========

      SUMMARY OF OPEN WRITTEN OPTIONS

                                                        Principal Amount
                                                          of Contracts                    Expiration
                                                        (000's omitted)   Exercise Price     Date      Value
                                                        ----------------  --------------  ----------  -------
         EUR Put / JPY Call                                 18,500 EUR        81.2 JPY     11/27/01   $52,739
                                                                                                      -------
                                                                                                      $52,739
                                                                                                      =======

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                              Net Unrealized
           Notional Amount    Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

         CREDIT DEFAULT SWAPS
           2,263,500,000 BEF    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $  (57,925)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Belgium, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Kingdom of Belgium, 5.75% due
                                          3/28/08.

         108,000,000,000 ITL    3/31/03   Agreement with Morgan Guaranty Trust Company dated       (52,202)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Italy, the notional amount times
                                          the difference between the par value and the
                                          then-market value of Italy BTP, 6.00% due
                                          11/01/07.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
           Notional Amount    Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

         FORWARD SWAP SPREAD LOCK SWAPS
              25,000,000 USD    4/04/01   Agreement with Morgan Guaranty Trust Company dated    $  669,783
                                          4/04/00 to pay (receive) the notional amount
                                          multiplied by the difference between the 10 year
                                          swap spread and a fixed spread times the duration
                                          of the 10 year swap rate.

               7,000,000 USD    5/16/01   Agreement with UBS AG dated 5/12/00 to pay               273,533
                                          (receive) the notional amount multiplied by the
                                          difference between the 10 year swap spread and a
                                          fixed spread times the duration of the 10 year
                                          swap rate.

              35,000,000 USD    9/18/01   Agreement with Morgan Guaranty Trust Company dated       837,147
                                          9/18/00 to pay (receive) the notional amount
                                          multiplied by the difference between the 10 year
                                          swap spread and a fixed spread times the duration
                                          of the 10 year swap rate.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
           Notional Amount    Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

         INTEREST RATE SWAPS
              15,000,000 EUR    3/21/05   Agreement with UBS AG dated 3/17/00 to receive the    $  231,749
                                          notional amount multiplied by 5.222% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate EURIBOR adjusted by a specified
                                          spread.

              30,000,000 SEK    9/13/06   Agreement with UBS AG dated 9/09/99 to receive the       206,497
                                          notional amount multiplied by 6.465% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate Swedish LIBOR adjusted by a
                                          specified spread.

               3,000,000 EUR    3/21/30   Agreement with UBS AG dated 3/17/00 to receive the         55,27
                                          notional amount multiplied by 5.895% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate EURIBOR adjusted by a specified
                                          spread.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
           Notional Amount    Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

         TOTAL RETURN SWAPS
              30,000,000 USD    7/25/01   Agreement with Morgan Guaranty Trust Company dated    $  127,247
                                          7/01/99 to receive (pay) the notional amount
                                          multiplied by the return on the JP Morgan Non-U.S.
                                          Traded Total Return Government Bond Index and to
                                          pay the notional amount multiplied by 1 month
                                          LIBOR adjusted by a specified spread.+

              75,000,000 USD    9/27/01   Agreement with Morgan Guaranty Trust Company dated       835,940
                                          9/22/99 to receive (pay) the notional amount
                                          multiplied by the return on the JP Morgan Traded
                                          Total Return Government Bond Index and to pay the
                                          notional amount multiplied by 1 month LIBOR
                                          adjusted by a specified spread.+
                                                                                                ----------
                                                                                                $3,127,040
                                                                                                ==========

      + This swap agreement is fair valued (Note 1).

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the Fund) (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the International Bond Fund returned 3.2% for the fiscal year ended February 28, 2001, compared to 1.1% for the J.P. Morgan Non-U.S. Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha Libor Fund.

The Fund outperformed the benchmark during the fiscal year by 2.1%. Bond market, emerging debt and issue selection added value during the fiscal year, while currency selection reduced portfolio return. Long bond yields declined by 20 to 120 basis points, reversing the previous year's trend. Yields on the ten-year U.S. Government Bond declined by more than 80 basis points during the period as U.S. economic growth slowed toward the end of calendar year 2000. While the U.S. dollar continued to strengthen relative to other currencies in the index, the Euro, after falling to an all-time low of $0.827 in late October 2000, rallied to end the fiscal year at $0.924.

An overweight position in Australian bonds and underweight positions in British Gilts and Swiss bonds added value during the period, but these gains were offset to some extent by losses on underweight positions in Japanese and Euro bonds. Losses on an underweight position in the U.S. dollar were offset to some extent by gains on overweight positions in Canadian dollars and Swiss francs. Emerging country debt exposure added value during the fiscal year, as sovereign spreads on the J.P. Morgan Emerging Bond Index Global (EMBIG) declined from 737 to end the period at 724 basis points. Issue selection added value during the fiscal year, as swap spreads narrowed from 102 to end the period at 89 basis points.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, European, Swedish and emerging bond markets. We expect the Danish, Japanese and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars and Swiss francs. The Euro, Japanese yen, U.K. pound and U.S. dollar are expected to underperform. At the end of the period, 5% of the Fund was invested in emerging country debt.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL BOND FUND CLASS III SHARES AND THE
J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  Since Inception
                                                       12/22/93
Class III                        3.20%   4.18%            6.96%

          GMO INTERNATIONAL  J.P. MORGAN NON-U.S.
                  Bond Fund     Gov't. Bond Index
12/22/93            $10,000               $10,000
12/31/93             $9,900                $9,900
3/31/94              $9,960               $10,017
6/30/94             $10,080               $10,147
9/30/94             $10,575               $10,320
12/31/94            $10,411               $10,386
3/31/95             $11,507               $11,846
6/30/95             $12,446               $12,393
9/30/95             $12,598               $12,240
12/31/95            $13,254               $12,579
3/31/96             $13,267               $12,368
6/30/96             $13,897               $12,453
9/30/96             $14,675               $12,893
12/31/96            $15,463               $13,242
3/31/97             $14,677               $12,472
6/30/97             $15,160               $12,791
9/30/97             $15,711               $12,864
12/31/97            $15,599               $12,742
3/31/98             $15,750               $12,826
6/30/98             $15,811               $13,081
9/30/98             $16,700               $14,384
12/31/98            $17,282               $15,072
3/31/99             $16,283               $14,325
6/30/99             $15,623               $13,665
9/30/99             $16,343               $14,424
12/31/99            $16,335               $14,142
3/31/00             $16,267               $13,967
6/30/00             $16,130               $13,875
9/30/00             $15,518               $13,241
12/31/00            $16,292               $13,792
2/28/01             $16,223               $13,675

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 15 bp purchase premium, and this performance is exclusive that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

      PAR VALUE         DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 18.8%
                        BULGARIA -- 1.1%
USD         10,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)        2,367,212
                                                                            -------------
                        CANADA -- 3.5%
CAD          2,000,000  Province of British Columbia, 7.88%, due 11/30/23       1,527,306
GBP          3,500,000  Province of Quebec, 8.63%, due 11/04/11                 6,000,112
                                                                            -------------
                                                                                7,527,418
                                                                            -------------
                        CAYMAN ISLANDS -- 6.4%
GBP          2,000,000  BA Credit Card Corp Series 97-1, 7.13%, due
                          09/15/02                                              2,941,138
CAD          2,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08      1,409,720
EUR         10,000,000  MBNA America Euro Structured Offering,
                          Variable Rate, 3 mo. EURIBOR + .14%, 4.89%, due
                          05/19/04                                              9,182,206
                                                                            -------------
                                                                               13,533,064
                                                                            -------------
                        JAPAN -- 0.5%
USD          1,030,000  Japan Highway Public Corporation, 7.63%, due
                          09/22/04                                              1,097,465
                                                                            -------------
                        NORWAY -- 0.3%
SEK          6,300,000  A/S Eksportfinans, 7.50%, due 08/16/01                    648,701
                                                                            -------------
                        SUPRA NATIONAL -- 0.2%
CAD            700,000  European Investment Bank, 8.50%, due 08/30/05             510,779
                                                                            -------------
                        SWEDEN -- 2.0%
SEK         20,000,000  Government of Sweden Index Linked Bond, 4.00%, due
                          12/01/20                                              2,278,947
SEK         17,200,000  Kingdom of Sweden, 6.00%, due 02/09/05                  1,848,515
                                                                            -------------
                                                                                4,127,462
                                                                            -------------
                        UNITED STATES -- 4.8%
                        CORPORATE DEBT -- 2.1%
USD          3,000,000  Ford Motor Credit, 6.88%, due 02/01/06                  3,013,140
SEK         14,000,000  Toyota Motor Credit, 7.50%, due 08/06/01                1,440,846
                                                                            -------------
                                                                                4,453,986
                                                                            -------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   PAR VALUE/SHARES     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        U.S. GOVERNMENT AGENCY -- 2.7%
USD          4,000,000  Federal Home Loan Bank,
                          Variable Rate, CPI + 3.15%, 6.96%, due
                          02/15/02(b)                                           4,026,400
AUD          3,000,000  Federal National Mortgage Association, 6.38%, due
                          08/15/07                                              1,632,697
                                                                            -------------
                                                                                5,659,097
                                                                            -------------

                        TOTAL UNITED STATES                                    10,113,083
                                                                            -------------

                        TOTAL DEBT OBLIGATIONS (COST $42,932,592)              39,925,184
                                                                            -------------
                        MUTUAL FUNDS -- 80.9%
             6,146,961  GMO Alpha LIBOR Fund                                  160,620,089
             1,263,805  GMO Emerging Country Debt Fund                         11,323,690
                                                                            -------------
                        TOTAL MUTUAL FUNDS (COST $170,983,966)                171,943,779
                                                                            -------------

   PRINCIPAL AMOUNT
----------------------
                        CALL OPTIONS PURCHASED -- 0.3%
                        OPTIONS ON CURRENCY -- 0.0%
USD          7,848,267  CAD Call, Expires 3/08/01, Strike 1.529                    10,988
                                                                            -------------
                        CROSS CURRENCY OPTIONS -- 0.3%
EUR          7,600,000  JPY Put/Euro Call, Expires 11/27/01, Strike 98.12         610,136
                                                                            -------------

                        TOTAL CALL OPTIONS PURCHASED (COST $176,295)              621,124
                                                                            -------------

              See accompanying notes to the financial statements.
2

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    PAR VALUE ($)       DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS -- 0.6%
                        COMMERCIAL PAPER -- 0.6%
USD          1,410,000  Grand Funding, 5.55%, due 3/01/01                       1,410,000
                                                                            -------------
                        REPURCHASE AGREEMENTS -- 0.0%
USD                647  Morgan Stanley Repurchase Agreement, dated
                        2/28/01, due 3/01/01, with a maturity value of
                        $647 and an effective yield of 4.47%,
                        collateralized by a U.S. Treasury Obligation with
                        a rate of 0.00%, maturity date of 8/23/01 and
                        market value of $9,780.                                       647
                                                                            -------------

                        TOTAL SHORT-TERM INVESTMENTS (COST $1,410,647)          1,410,647
                                                                            -------------
                        TOTAL INVESTMENTS -- 100.6%
                        (Cost $215,503,500)                                   213,900,734

                        Other Assets and Liabilities (net) -- (0.6%)           (1,310,028)
                                                                            -------------
                        TOTAL NET ASSETS -- 100.0%                          $ 212,590,706
                                                                            =============

NOTES TO SCHEDULE OF INVESTMENTS:
-----------------------------------------------------------------------------------------
CPI - Consumer Price Index

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2001, which are subject to change based on the terms of the security.

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
ITL - Italian Lira
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a)  Fair valued (Note 1)

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $215,503,500) (Note 1)         $213,900,734
   Receivable for Fund shares sold                                  15,000
   Interest receivable                                           1,372,926
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 11,392
   Receivable for open swap contracts (Notes 1 and 6)            2,001,156
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               9,909
                                                              ------------

      Total assets                                             217,311,117
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               300,000
   Payable for Fund shares repurchased                             650,000
   Written options outstanding, at value (premiums $146,775)
    (Notes 1 and 6)                                                 21,666
   Payable to affiliate for (Note 2):
      Management fee                                                40,022
      Shareholder service fee                                       22,703
   Net payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              3,629,998
   Accrued expenses                                                 56,022
                                                              ------------

      Total liabilities                                          4,720,411
                                                              ------------
NET ASSETS                                                    $212,590,706
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $216,652,608
   Accumulated undistributed net investment income               3,435,591
   Accumulated net realized loss                                (5,154,417)
   Net unrealized depreciation                                  (2,343,076)
                                                              ------------
                                                              $212,590,706
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $212,590,706
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    22,516,602
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.44
                                                              ============

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $330)     $6,561,206
   Dividends from investment company shares                    4,284,720
                                                              ----------

      Total income                                            10,845,926
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       376,243
   Custodian and transfer agent fees                              71,917
   Audit fees                                                     53,329
   Legal fees                                                      3,955
   Trustees fees (Note 2)                                          1,284
   Registration fees                                                 633
   Miscellaneous                                                   2,495
   Fees waived or borne by Manager (Note 2)                     (148,491)
                                                              ----------
                                                                 361,365
   Shareholder service fee (Note 2)
      Class III                                                  220,399
                                                              ----------
      Net expenses                                               581,764
                                                              ----------

         Net investment income                                10,264,162
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (7,523,164)
      Closed futures contracts                                (1,318,660)
      Closed swap contracts                                    2,307,331
      Foreign currency, forward contracts and foreign
      currency related transactions                           (10,249,575)
                                                              ----------

         Net realized loss                                    (16,784,068)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              7,962,298
      Open futures contracts                                   1,245,266
      Open swap contracts                                      2,229,419
      Written options                                            125,109
      Foreign currency, forward contracts and foreign
      currency related transactions                              255,914
                                                              ----------

         Net unrealized gain                                  11,818,006
                                                              ----------

      Net realized and unrealized loss                        (4,966,062)
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $5,298,100
                                                              ==========

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 10,264,162       $ 10,868,230
   Net realized loss                                        (16,784,068)       (10,728,763)
   Change in net unrealized appreciation (depreciation)      11,818,006         (4,636,311)
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                                5,298,100         (4,496,844)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                      --         (6,522,666)
                                                           ------------       ------------
      Total distributions from net investment income                 --         (6,522,666)
                                                           ------------       ------------
   Net realized gains
      Class III                                                (673,427)        (3,231,690)
                                                           ------------       ------------
      Total distributions from net realized gains              (673,427)        (3,231,690)
                                                           ------------       ------------
   In excess of net realized gains
      Class III                                                 (12,643)                --
                                                           ------------       ------------
      Total distributions in excess of net realized
       gains                                                    (12,643)                --
                                                           ------------       ------------

                                                               (686,070)        (9,754,356)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              62,605,488        (22,204,508)
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       62,605,488        (22,204,508)
                                                           ------------       ------------

      Total increase (decrease) in net assets                67,217,518        (36,455,708)
NET ASSETS:
   Beginning of period                                      145,373,188        181,828,896
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $3,435,591 and
    distributions in excess of net investment income of
    $2,483,990, respectively)                              $212,590,706       $145,373,188
                                                           ============       ============

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                          2001(D)     2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.19  $  10.06  $  10.45  $  10.78  $  10.92
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income(a)                   0.63+     0.70      0.71      0.59      0.71
   Net realized and unrealized gain
     (loss)                                  (0.34)    (0.99)    (0.42)     0.08      0.65
                                          --------  --------  --------  --------  --------
      Total from investment operations        0.29     (0.29)     0.29      0.67      1.36
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                   --     (0.39)    (0.36)    (0.54)    (0.81)
   In excess of net investment income           --        --     (0.09)       --        --
   From net realized gains                   (0.04)    (0.19)    (0.23)    (0.10)    (0.54)
   In excess of net realized gains              --(f)       --       --    (0.36)    (0.15)
                                          --------  --------  --------  --------  --------
      Total distributions                    (0.04)    (0.58)    (0.68)    (1.00)    (1.50)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   9.44  $   9.19  $  10.06  $  10.45  $  10.78
                                          ========  ========  ========  ========  ========
TOTAL RETURN(B)                               3.20%    (2.98)%     2.48%     6.32%    12.39%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $212,591  $145,373  $181,829  $293,022  $235,783
   Net operating expenses to average
     daily net assets                         0.39%(e)     0.40%     0.40%     0.40%     0.40%
   Interest expense to average daily net
     assets                                     --      0.03%       --        --        --
   Total net expenses to average daily
     net assets                               0.39%     0.43%(c)     0.40%     0.40%     0.40%
   Net investment income to average
     daily net assets(a)                      6.82%     6.51%     6.45%     6.24%     6.93%
   Portfolio turnover rate                     114%       39%      106%      105%       95%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.01  $   0.01  $   0.03  $   0.02  $   0.02

(a) Net investment income for the years ended February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.
(e) On October 19, 2000, the Fund began to invest a portion of its assets in GMO Emerging Country Debt Fund and GMO revised its voluntary expense waiver. Net expenses exclude expenses incurred indirectly through investment in GMO Emerging Country Debt Fund. See Note 2.
(f)  The distribution in excess of net realized gains was less than $0.01.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

      At February 28, 2001, 75.6% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. At February 28, 2001, 5.3% of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. Emerging Country Debt Fund invests primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa, and Europe. The financial statements of the GMO Alpha LIBOR Fund and GMO Emerging Country Debt Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

               Net Unrealized         Accumulated Undistributed Net  Accumulated Net Realized
         Appreciation/(Depreciation)        Investment Income              Gain/(Loss)
         ---------------------------  -----------------------------  ------------------------
                  $278,498                     $(1,513,609)                 $1,235,111

      The effect of this change for the year ended February 28, 2001 was to decrease net investment income by $219,982, increase net unrealized appreciation/depreciation by $ 181,842, and increase net realized gain/loss by $38,140. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written options contracts as of February 28, 2001.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution ("the lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security during the swap period. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2001, the Fund did not enter into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001 the Fund had no securities on loan.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      The Fund has elected to defer to March 1, 2001 post October foreign currency losses of $293,472.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $5,168,787 expiring in 2009.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions, net operating loss and amortization of premium and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $(2,830,972)       $10,611,383       $(7,780,411)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a premium on purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares is .15% of the amount invested. The premium was reduced by 50% with respect to any portion of a purchase that was offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period from March 1, 2000 to October 13, 2000 the Fund received $7,451 and $3,253 in purchase premiums, respectively. There was no premium for cash redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. For the period October 19, 2000 (when the Fund began investing in ECDF) to February 28, 2001, shareholder service fees incurred indirectly by the Fund were less than 0.01% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, brokerage commissions, certain other transaction costs, and extraordinary expenses ("fund expenses")) and the amount of fees and expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the period October 19, 2000 to February 28, 2001, operating expenses (excluding shareholder service fees) incurred indirectly by the Fund were 0.01% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $1,284. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  ------------
         U.S. Government securities                               $  8,282,250  $  8,282,250
         Investments (non-U.S. Government securities)              224,521,348   156,625,431

      During the year ended February 28, 2001, the Fund exchanged securities with a market value of $62,848,075 and $9,529,799 for shares of an equal value of GMO Alpha LIBOR Fund and GMO Emerging Country Debt Fund, respectively, in taxable transactions. Such amounts are included in purchases and sales above.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $215,610,852      $1,792,546       $(3,502,664)     $(1,710,118)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 73.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2001         February 29, 2000
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
                                                        ----------  ------------  ----------  ------------
         Class III:
         Shares sold                                    10,470,830  $ 96,819,248     506,647  $  5,058,435
         Shares issued to shareholders
           in reinvestment of distributions                 72,257       676,322     824,412     7,759,488
         Shares repurchased                             (3,843,003)  (34,890,082) (3,580,058)  (35,022,431)
                                                        ----------  ------------  ----------  ------------
         Net increase (decrease)                         6,700,084  $ 62,605,488  (2,248,999) $(22,204,508)
                                                        ==========  ============  ==========  ============

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                         Net Unrealized
         Settlement                            Units                      Appreciation
            Date        Deliver/Receive     of Currency       Value      (Depreciation)
         ----------    ------------------  --------------  ------------  --------------

            Buys

            4/3/01     CAD                    24,800,000   $ 16,202,126   $  (299,061)
           4/17/01     EUR                   114,300,000    105,165,380    (2,698,741)
            3/6/01     GBP                     4,200,000      6,057,290      (125,970)
           5/15/01     JPY                 8,160,000,000     70,294,934      (661,588)
                                                                          -----------
                                                                          $(3,785,360)
                                                                          ===========

           Sales

           3/20/01     AUD                     2,900,000   $  1,519,929   $   100,533
            4/3/01     CAD                     6,000,000      3,919,869         4,264
           4/17/01     EUR                     3,600,000      3,312,296        49,456
           1/13/03     HKD                    38,974,500      4,986,757        13,243
          11/21/01     HKD                    32,677,680      4,191,142         8,858
                                                                          -----------
                                                                          $   176,354
                                                                          ===========

      FORWARD CROSS CURRENCY CONTRACTS

                                                           Net Unrealized
         Settlement  Deliver/Units of      Receive/In       Appreciation
            Date         Currency         Exchange For     (Depreciation)
         ----------  -----------------  -----------------  --------------
            5/8/01   EUR    18,900,000  CHF    28,882,980     $(90,017)
           4/24/01   SEK    34,559,265  EUR     3,900,000       69,025
                                                              --------
                                                              $(20,992)
                                                              ========

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                                  Net Unrealized
         Number of                                                                    Contract     Appreciation
         Contracts                      Type                       Expiration Date     Value      (Depreciation)
         ---------  ---------------------------------------------  ---------------  ------------  --------------

           Buys

              26    Australian Government Bond 10 Yr.                  March 2001   $ 2,072,294     $   39,515
              39    Australian Government Bond 3 Yr.                   March 2001     2,451,123         24,259
             280    Canadian Government Bond 10 Yr.                     June 2001    19,094,068        176,780
             259    Euro Bobl 10 Yr.                                    June 2001    25,291,936        137,346
             494    Euro Bund 10 Yr.                                    June 2001    49,457,694        374,865
              16    Japanese Government Bond 10 Yr.                    March 2001    18,876,167        428,251
              36    Swiss Government Bond 10 Yr.                        June 2001     2,611,499          5,569
                                                                                                    ----------
                                                                                                    $1,186,585
                                                                                                    ==========

           Sales

              47    U.K. Gilt                                           June 2001   $ 7,912,871     $  (33,457)
              67    U.S. Long Bond                                      June 2001     7,053,844       (128,878)
              14    U.S. Treasury Note 10 Yr.                           June 2001     1,483,125        (21,190)
             151    U.S. Treasury Note 5 Yr.                            June 2001    15,864,437       (162,524)
                                                                                                    ----------
                                                                                                    $ (346,049)
                                                                                                    ==========

      At February 28, 2001, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      WRITTEN OPTIONS TRANSACTIONS

                                                                    Puts                         Calls
                                                        ----------------------------  ----------------------------
                                                        Principal Amount              Principal Amount
                                                          of Contracts                  of Contracts
                                                        (000's omitted)    Premiums   (000's omitted)    Premiums
                                                        ----------------  ----------  ----------------  ----------
         Outstanding, beginning of period                           --     $     --              --     $       --
         Options written                                     7,600,000      146,775              --             --
         Options closed                                             --           --              --             --
         Options exercised                                          --           --              --             --
         Options expired                                            --           --              --             --
         Options sold                                               --           --              --             --
                                                         -------------     --------      ----------     ----------
         Outstanding, end of period                          7,600,000     $146,775              --     $       --
                                                         =============     ========      ==========     ==========

      SUMMARY OF OPEN WRITTEN OPTIONS

                                                        Principal Amount
                                                          of Contracts                     Expiration
                                                        (000's omitted)   Exercise Price      Date      Value
                                                        ----------------  ---------------  ----------  -------
         EUR Put/JPY Call                                    7,600  EUR        81.2  JPY    11/27/01   $21,666
                                                                                                       -------
                                                                                                       $21,666
                                                                                                       =======

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                              Net Unrealized
           Notional Amount    Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

         CREDIT DEFAULT SWAPS
           5,658,750,000 BEF    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $ (144,812)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Belgium, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Kingdom of Belgium, 5.75% due
                                          3/28/08.

         270,000,000,000 ITL    3/31/03   Agreement with Morgan Guaranty Trust Company dated      (130,505)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Italy, the notional amount times
                                          the difference between the par value and the
                                          then-market value of Italy BTP, 6.00% due
                                          11/01/07.

         FORWARD SWAP SPREAD LOCK SWAPS
              20,000,000 USD    4/04/01   Agreement with Morgan Guaranty Trust Company dated       535,826
                                          4/04/00 to pay (receive) the notional amount
                                          multiplied by the difference between the 10 year
                                          swap spread and a fixed spread times the duration
                                          of the 10 year swap rate.

               5,000,000 USD    5/16/01   Agreement with UBS AG dated 5/12/00 to pay               195,380
                                          (receive) the notional amount multiplied by the
                                          difference between the 10 year swap spread and a
                                          fixed spread times the duration of the 10 year
                                          swap rate.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
           Notional Amount    Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

              30,000,000 USD    9/18/01   Agreement with Morgan Guaranty Trust Company dated    $  717,555
                                          9/18/00 to pay (receive) the notional amount
                                          multiplied by the difference between the 10 year
                                          swap spread and a fixed spread times the duration
                                          of the 10 year swap rate.

         INTEREST RATE SWAPS
              20,000,000 EUR    3/21/05   Agreement with UBS AG dated 3/17/00 to receive the       308,999
                                          notional amount multiplied by 5.222% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate EURIBOR adjusted by a specified
                                          spread.

              16,800,000 CHF    6/05/05   Agreement with Morgan Guaranty Trust Company dated        49,877
                                          6/03/98 to pay the notional amount multiplied by
                                          3.245% and to receive the notional amount
                                          multiplied by the 6 month Floating Rate Swiss
                                          LIBOR adjusted by a specified spread.

              27,000,000 SEK    9/13/06   Agreement with UBS AG dated 9/09/99 to receive the       185,847
                                          notional amount multiplied by 6.465% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate Swedish LIBOR adjusted by a
                                          specified spread.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
           Notional Amount    Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

               5,000,000 EUR    3/21/30   Agreement with UBS AG dated 3/17/00 to receive the    $   92,119
                                          notional amount multiplied by 5.895% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate EURIBOR adjusted by a specified
                                          spread.

         TOTAL RETURN SWAPS
              45,000,000 USD    7/25/01   Agreement with Morgan Guaranty Trust Company dated       190,870
                                          7/01/99 to receive (pay) the notional amount
                                          multiplied by the return on the JP Morgan Non-U.S.
                                          Traded Total Return Government Bond Index and to
                                          pay the notional amount multiplied by the 1 month
                                          LIBOR adjusted by a specified spread.+
                                                                                                ----------
                                                                                                $2,001,156
                                                                                                ==========

      + This swap agreement is fair valued (Note 1).

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 100% of distributions as net capital gain dividends.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Emerging Country Debt Fund returned 18.8% for the fiscal year ended February 28, 2001, as compared with 14.0% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 4.8%. Sovereign spreads on the EMBIG remained relatively flat, declining from 737 to 724 basis points during the period. Russia and Ecuador, two countries that began the year in default, rose 68% and 37%, respectively, and were the best performing countries in the EMBIG. Algeria returned 24% and was the third best performing country. The Ivory Coast defaulted on its debt in the fourth quarter of 2000, and provided the worst return (-39%) in the universe, while Turkey also endured a difficult year, returning -6%.

The Fund's overweight exposures in Russia, Algeria and Ecuador and underweight exposures in Turkey, Philippines and South Korea added value during the year. Out-of-benchmark positions in Tunisia and Macedonia also added value. However, overweight positions in Ivory Coast, Morocco and Bulgaria and underweight positions in Mexico and Brazil hurt performance. The Fund's issue selection in Russia, Brazil and Mexico added significant value during the fiscal year. The Fund remained fully invested throughout the period.

The Fund's preference for high yielding sovereign (often longer duration) debt also added value during the fiscal year, as spreads on these issues narrowed relative to bonds included in the index.

OUTLOOK

The Fund's strategy continues to emphasize issue selection with a preference for cheaper, long duration, less marketable issues that offer higher yields versus the benchmark, the J.P. Morgan Emerging Markets Bond Index Global. The Fund is currently underweight South Korea, Mexico, Malaysia, Brazil and Poland. Its largest overweight positions in the index are in Algeria, Russia, Bulgaria and Morocco. The largest out-of benchmark positions are in Macedonia, Dominican Republic and Jordan.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING COUNTRY DEBT FUND CLASS III SHARES AND THE
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL*
AS OF FEBRUARY 28, 2001

AVERAGE ANNUAL TOTAL RETURN
                             1 Year  5 Year  Since Inception
                                                     4/19/94
Class III                    17.89%  19.83%           20.39%
                                                      1/9/98
Class IV                     17.83%     n/a            6.85%

  DATE    GMO EMERGING COUNTRY DEBT FUND  J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL*
4/19/94                           $9,950                                          $10,000
6/30/94                           $9,741                                           $9,906
9/30/94                          $10,587                                          $10,982
12/31/94                          $9,535                                          $10,062
3/31/95                           $8,770                                           $8,948
6/30/95                          $11,065                                          $10,991
9/30/95                          $12,128                                          $11,741
12/31/95                         $13,835                                          $12,800
3/31/96                          $14,753                                          $13,309
6/30/96                          $17,312                                          $14,781
9/30/96                          $20,528                                          $16,652
12/31/96                         $22,926                                          $17,831
3/31/97                          $23,817                                          $17,971
6/30/97                          $27,308                                          $19,664
9/30/97                          $31,393                                          $21,020
12/31/97                         $30,034                                          $20,153
3/31/98                          $31,800                                          $21,203
6/30/98                          $28,322                                          $19,936
9/30/98                          $18,435                                          $15,703
12/31/98                         $20,864                                          $17,261
3/31/99                          $21,759                                          $18,134
6/30/99                          $23,072                                          $19,086
9/30/99                          $23,372                                          $19,315
12/31/99                         $27,600                                          $21,744
3/31/00                          $31,573                                          $23,173
6/30/00                          $31,607                                          $23,256
9/30/00                          $34,153                                          $24,416
12/31/00                         $34,259                                          $24,877
2/28/01                          $35,770                                          $25,730

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 47 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited. *J.P. Morgan EMBI Global represents the J.P. Morgan EMBI prior to 8/95, J.P. Morgan EMBI + through 12/31/99 and the J.P. Morgan EMBI Global thereafter. The manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 84.0%
                        ARGENTINA -- 7.8%
ARS          4,400,000  Provincia Corrientes Series 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.37%,
                          due 04/01/09                                          2,046,205
ARS          2,500,000  Provincia Corrientes Series 2, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.37%,
                          due 04/01/09                                          1,162,616
USD          6,250,000  Republic of Argentina, 12.13%, due 02/25/19             5,906,250
ARS         13,823,800  Republic of Argentina Bocon Pro 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.41%,
                          due 04/01/07(a)                                       7,403,385
DEM          3,830,000  Republic of Argentina Discount Bond,
                          Variable Rate, 6 mo. DEM LIBOR + .81%, 5.94%,
                          due 03/31/23                                          1,242,555
USD         41,600,000  Republic of Argentina Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.56%,
                          due 03/31/23                                         31,512,000
ARS         27,436,201  Republic of Argentina INDER Certificates, 6.00%,
                          due 04/15/06                                         12,621,915
ARS         35,134,370  Republic of Argentina Pro 1 Co-Participation
                          Rights,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.41%,
                          due 04/01/07                                         14,893,192
USD          2,000,000  Republic of Argentina Pro 4,
                          Variable Rate, 1 mo. LIBOR, 5.47%, due 12/28/10       2,010,000
                                                                            -------------
                                                                               78,798,118
                                                                            -------------
                        BOSNIA & HERZEGOVINA -- 0.3%
DEM         25,244,000  Bosnia & Herzegovina Series A, Step Up, 2.00%,
                          due 12/11/17                                          3,323,411
DEM         12,335,000  Bosnia & Herzegovina Series B, 0.00%,
                          due 12/11/17                                             57,997
                                                                            -------------
                                                                                3,381,408
                                                                            -------------
                        BRAZIL -- 15.1%
USD            307,853  Brazil Capitalization Bond Series L, PIK, 8.00%,
                          due 04/15/14                                            243,203
USD         63,500,000  Brazil DCB (Bearer) Series RG,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.69%,
                          due 04/15/12                                         46,751,875
USD         31,000,000  Brazil DCB (Registered),
                          Variable Rate, 6 mo. LIBOR + .88%, 7.69%,
                          due 04/15/12                                         22,823,750
USD         27,025,000  Brazil Discount ZL Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.63%,
                          due 04/15/24                                         20,707,906
USD         52,320,000  Brazil FLIRB (Registered),
                          Variable Rate, Step Up, 7.63%, due 04/15/09          42,379,200
USD         11,707,032  Brazil MYDFA Trust Certificates,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.63%,
                          due 09/15/07                                         10,111,949
USD         10,000,000  Republic of Brazil, 12.25%, due 03/06/30                9,250,000
                                                                            -------------
                                                                              152,267,883
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        BULGARIA -- 4.5%
USD          8,827,204  Bulgaria Discount Bond Series B,
                          Variable Rate, 6 mo. LIBOR + 1.31%, 6.81%,
                          due 07/28/24                                          6,598,335
USD         17,920,000  Bulgaria Discount Bond, Interest Strips,
                          Series 62, 0.00%, due 01/28/10                        3,387,520
USD         20,480,000  Bulgaria Discount Bond, Interest Strips,
                          Series 63, 0.00%, due 01/28/17                        1,571,520
USD          5,000,000  Bulgaria FLIRB Series A,
                          Variable Rate, Step Up, 3.00%, due 07/28/12           3,700,000
USD         40,344,572  Bulgaria FLIRB Series B,
                          Variable Rate, Step Up, 3.50%, due 07/28/12          29,854,983
                                                                            -------------
                                                                               45,112,358
                                                                            -------------
                        COLOMBIA -- 0.7%
USD          2,000,000  Republic of Colombia, 11.85%, due 03/09/28              1,620,000
USD          8,000,000  Republic of Colombia, 8.70%, due 02/15/16               5,552,496
                                                                            -------------
                                                                                7,172,496
                                                                            -------------
                        COSTA RICA -- 0.1%
USD            950,000  Central Bank of Costa Rica Principal Bond
                          Series A, 6.25%, due 05/21/10                           893,000
                                                                            -------------
                        DOMINICAN REPUBLIC -- 1.8%
USD         24,307,000  Dominican Republic Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.56%,
                          due 08/30/24                                         18,594,855
                                                                            -------------
                        ECUADOR -- 1.1%
USD         24,978,000  Republic of Ecuador,
                          Variable Rate, Step Up, 4.00%, due 08/15/30          10,915,386
                                                                            -------------
                        IVORY COAST -- 1.4%
FRF         37,500,000  Ivory Coast Discount Bond,
                          Variable Rate, Step Up, 3.50%, due 03/31/28(b)        1,261,729
FRF         34,905,000  Ivory Coast FLIRB,
                          Variable Rate, Step Up, 2.00%, due 03/29/18(b)          513,808
USD         79,600,000  Ivory Coast FLIRB,
                          Variable Rate, Step Up, 2.00%, due 03/29/18(b)        8,756,000

2             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        IVORY COAST -- CONTINUED
FRF        256,889,500  Ivory Coast PDI,
                          Variable Rate, Step Up, 1.90%, due 03/29/18(b)        3,781,458
                                                                            -------------
                                                                               14,312,995
                                                                            -------------
                        JAMAICA -- 0.5%
USD          5,000,000  Jamaica Government Bond, 144A, 12.75%,
                          due 09/01/07                                          5,205,000
                                                                            -------------
                        JORDAN -- 1.4%
USD          3,552,631  Hashemite Kingdom of Jordan IAB,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.13%,
                          due 12/23/05                                          3,481,578
USD         14,750,000  Hashemite Kingdom of Jordan Par Bond,
                          Variable Rate, Step Up, 6.00%, due 12/23/23          11,099,375
                                                                            -------------
                                                                               14,580,953
                                                                            -------------
                        MACEDONIA -- 1.7%
USD         24,379,453  Macedonia Capitalization Bond, PIK,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.52%,
                          due 07/12/12                                         17,187,514
                                                                            -------------
                        MEXICO -- 17.0%
USD             19,000  Mexico Discount Bond Series A Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.53%,
                          due 12/31/19(a)                                          17,516
USD         21,500,000  Mexico Discount Bond Series D,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.45%,
                          due 12/31/19                                         20,908,750
USD         22,000,000  Mexico Global Bond, 11.38%, due 09/15/16               25,762,000
FRF        399,750,000  Mexico Par Bond, 6.63%, due 12/31/19                   54,150,388
USD         13,000,000  Mexico Par Bond Series A, 6.25%, due 12/31/19          11,651,250
USD         65,500,000  Mexico Par Bond Series B, 6.25%, due 12/31/19          58,704,375
USD            159,000  Mexico Par Bond, Series B Odd Lot, 6.25%,
                          due 12/31/19(a)                                         134,752
                                                                            -------------
                                                                              171,329,031
                                                                            -------------
                        MOLDOVA -- 0.0%
USD            400,000  Republic of Moldova (Registered), 9.88%,
                          due 06/13/02                                            236,000
                                                                            -------------
                        NIGERIA -- 3.1%
USD         21,094,944  Central Bank of Nigeria Par Bond Odd Lot,
                          Variable Rate, Step Up, 6.25%, due 11/15/20(a)       11,813,170

              See accompanying notes to the financial statements.              3

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        NIGERIA -- CONTINUED
USD         32,000,000  Central Bank of Nigeria Par Bond,
                          Variable Rate, Step Up, 6.25%, due 11/15/20          19,520,000
                                                                            -------------
                                                                               31,333,170
                                                                            -------------
                        PANAMA -- 0.5%
USD          8,000,000  Republic of Panama,
                          Variable Rate, Step Up, 4.25%, due 07/17/26           4,960,000
                                                                            -------------
                        PERU -- 1.9%
USD          4,325,000  Peru Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.63%,
                          due 03/08/27                                          2,897,750
USD          7,775,000  Peru FLIRB,
                          Variable Rate, Step Up, 3.75%, due 03/07/17           4,801,062
USD          5,150,000  Peru FLIRB,
                          Variable Rate, Step Up, 144A, 3.75%,
                          due 03/07/17                                          3,180,125
USD         14,000,000  Peru Par Bond,
                          Variable Rate, Step Up, 144A, 3.00%,
                          due 03/07/27                                          5,600,000
USD          3,200,000  Peru PDI,
                          Variable Rate, Step Up, 4.50%, due 03/07/17           2,176,000
                                                                            -------------
                                                                               18,654,937
                                                                            -------------
                        PHILIPPINES -- 1.3%
USD          4,310,000  Central Bank of the Philippines Par Bond,
                          Variable Rate, Step up, 6.50%, due 12/01/17           3,491,100
USD         11,000,000  Republic of Philippines, 10.63%, due 03/16/25           9,405,000
                                                                            -------------
                                                                               12,896,100
                                                                            -------------
                        QATAR -- 0.3%
USD          3,000,000  State of Qatar, 144A, 9.75%, due 06/15/30               3,112,500
                                                                            -------------
                        RUSSIA -- 13.5%
RUB         68,698,589  Russia Federal Loan Bond Series 26003, 10.00%,
                          due 03/15/05(a)                                       1,246,207
USD        333,342,037  Russia Federation,
                          Variable Rate, Step Up, 2.50%, due 03/31/30         135,003,525
                                                                            -------------
                                                                              136,249,732
                                                                            -------------
                        SOUTH KOREA -- 0.6%
USD          6,000,000  Export Import Bank of Korea, 7.10%, due 03/15/07        6,282,600
                                                                            -------------

              See accompanying notes to the financial statements.
4

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        SUPRA NATIONAL -- 0.3%
ZAR        100,000,000  International Bank for Reconstruction and
                          Development Series EMTN, Zero Coupon, 0.00%,
                          due 05/14/12*                                         3,031,711
                                                                            -------------
                        TRINIDAD & TOBAGO -- 0.3%
USD          3,000,000  Republic of Trinidad & Tobago, 144A , 9.88%,
                          due 10/01/09                                          3,232,500
                                                                            -------------
                        TUNISIA -- 0.2%
JPY        200,000,000  Banque Centrale De Tunisie, 4.35%, due 08/15/17         1,739,205
                                                                            -------------
                        TURKEY -- 0.5%
USD          2,000,000  Republic of Turkey, 11.88%, due 01/15/30                1,615,000
USD          4,000,000  Republic of Turkey Notes, 12.00%, due 12/15/08          3,840,000
                                                                            -------------
                                                                                5,455,000
                                                                            -------------
                        UNITED STATES -- 0.9%
                        CORPORATE DEBT -- 0.5%
USD          5,000,000  Pemex Project Funding Master Trust, 144A, 8.50%,
                          due 02/15/08                                          4,912,500
                                                                            -------------
                        U.S. GOVERNMENT AGENCY -- 0.4%
USD          4,000,000  Federal Home Loan Bank,
                          Variable Rate, CPI + 3.15%, 6.96%,
                          due 02/15/02(c)                                       4,026,400
                                                                            -------------

                        TOTAL UNITED STATES                                     8,938,900
                                                                            -------------
                        URUGUAY -- 0.1%
USD          1,250,000  Banco Central Del Uruguay Series B, 6.75%,
                          due 02/19/21                                          1,112,500
                                                                            -------------
                        VENEZUELA -- 5.7%
USD          1,444,002  Republic of Venezuela DCB DL Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.38%,
                          due 12/18/07(a)                                       1,149,786
USD         11,478,261  Republic of Venezuela DCB IL,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.38%,
                          due 12/18/08                                          9,426,522
USD         15,082,000  Republic of Venezuela Discount Bond Series A,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.56%,
                          due 03/31/20                                         11,839,370
USD          1,250,000  Republic of Venezuela Discount Bond Series W-B,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.56%,
                          due 03/31/20                                            981,250
USD            157,857  Republic of Venezuela FLIRB Series A Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.63%,
                          due 03/31/07(a)                                         126,286

              See accompanying notes to the financial statements.              5

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        VENEZUELA -- CONTINUED
USD            453,142  Republic of Venezuela FLIRB Series B Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.63%,
                          due 03/31/07(a)                                         361,664
CHF         24,761,830  Republic of Venezuela FLIRB,
                          Variable Rate, CHF 6 mo. LIBOR + .88%, 4.50%,
                          due 03/31/07                                         10,681,487
USD          7,306,196  Republic of Venezuela New Money Bond Series A Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + 1%, 7.50%,
                          due 12/18/05(a)                                       5,589,240
USD          5,117,648  Republic of Venezuela New Money Bond Series A,
                          Variable Rate, 6 mo. LIBOR + 1%, 7.50%,
                          due 12/18/05                                          4,170,883
USD          1,531,767  Republic of Venezuela New Money Bond Series B Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.38%,
                          due 12/18/05(a)                                       1,171,802
DEM            910,000  Republic of Venezuela New Money Bond Series B,
                          Variable Rate DEM 6 mo. LIBOR + .88%, 5.81%,
                          due 12/18/05                                            338,015
USD            588,235  Republic of Venezuela New Money Bond Series B,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.38%,
                          due 12/18/05                                            479,412
FRF         54,175,000  Republic of Venezuela Par Bond, 7.71%,
                          due 03/31/20                                          5,895,547
DEM         15,000,000  Venezuela Par Bond, 6.66%, due 03/31/20                 5,086,803
                                                                            -------------
                                                                               57,298,067
                                                                            -------------
                        VIETNAM -- 1.4%
USD          4,000,000  Vietnam Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.63%,
                          due 03/13/28                                          2,400,000
USD         19,750,000  Vietnam Par Bond,
                          Variable Rate, Step Up, 3.25%, due 03/12/28           7,406,250
USD          6,591,000  Vietnam PDI,
                          Variable Rate, Step Up, 3.75%, due 03/14/16           3,987,555
                                                                            -------------
                                                                               13,793,805
                                                                            -------------

                        TOTAL DEBT OBLIGATIONS (COST $833,540,876)            848,077,724
                                                                            -------------
                        LOAN ASSIGNMENTS -- 8.9%
                        ALGERIA -- 5.9%
JPY        457,320,063  Algeria Tranche 1, JPY 6 mo. LIBOR + .8125%
                          (1.3125%)                                             3,080,121
JPY      8,010,184,871  Algeria Tranche 3 Loan Agreement, JPY 6 mo.
                          LIBOR + .8125% (1.3125%)                             48,145,107
EUR         13,116,120  Algeria Tranche 3, FRF 6 mo. LIBOR + .8125%
                          (5.9375%)                                             8,563,725
                                                                            -------------
                                                                               59,788,953
                                                                            -------------

              See accompanying notes to the financial statements.
6

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        CAMEROON -- 0.1%
NLG         23,084,718  Cameroon Loan Agreement, (No Tranche specified,
                          dated January 31, 1981)*                                915,151
FRF         18,396,841  Republic of Cameroon Tranche B, (dated
                          January 30, 1979)*                                      245,014
                                                                            -------------
                                                                                1,160,165
                                                                            -------------
                        CONGO REPUBLIC (BRAZZAVILLE) -- 0.2%
FRF        102,097,963  Republic of Congo Loan Agreement*                       1,073,500
USD          7,689,405  Republic of Congo Loan Agreement(d)*                      576,705
EUR          8,195,761  Republic of Congo Loan Agreement*                         565,262
                                                                            -------------
                                                                                2,215,467
                                                                            -------------
                        INDONESIA -- 0.7%
USD         10,800,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 (7.625%)                                     6,858,051
                                                                            -------------
                        JAMAICA -- 0.0%
USD            347,723  Jamaica Refinancing Agreement Tranche B, LIBOR +
                          .8125% (7.5225%)                                        315,540
                                                                            -------------
                        MOROCCO -- 1.0%
JPY      1,156,710,693  Morocco Restructuring and Consolidating Agreement
                          Tranche A, JPY Long Term Prime + .1175%,
                          (2.2675%)                                             8,037,164
JPY        292,800,641  Morocco Restructuring and Consolidating Agreement
                          Tranche A, JPY Long Term Prime + .2175%, (3.0%)       2,034,465
                                                                            -------------
                                                                               10,071,629
                                                                            -------------
                        RUSSIA -- 0.9%
DEM         15,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            1,833,693
EUR          5,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            1,241,460
DEM          5,208,190  Russia Foreign Trade Obligations(a)*                      825,707
USD         15,060,875  Russia Foreign Trade Obligations(a)*                    5,078,339
                                                                            -------------
                                                                                8,979,199
                                                                            -------------
                        YUGOSLAVIA -- 0.1%
USD          1,400,368  Yugoslavia New Financing Agreement Tranche A*             259,068

              See accompanying notes to the financial statements.              7

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        YUGOSLAVIA -- CONTINUED
USD          1,499,599  Yugoslavia New Financing Agreement Tranche C*             277,420
                                                                            -------------
                                                                                  536,488
                                                                            -------------

                        TOTAL LOAN ASSIGNMENTS (COST $87,322,438)              89,925,492
                                                                            -------------
                        LOAN PARTICIPATIONS -- 1.4%
                        ALGERIA -- 0.3%
JPY        237,500,000  Algeria Tranche 3 Loan Agreement, JPY Long Term
                          Prime +.8125% (2.3875%), (Participation with
                          Salomon)                                              1,427,490
JPY        237,500,000  Algeria Tranche S1, JPY Long Term Prime + .8125%,
                          (2.1175%), (Participation with Merrill Lynch)         1,407,242
                                                                            -------------
                                                                                2,834,732
                                                                            -------------
                        CAMEROON -- 0.0%
NLG          4,968,184  Cameroon Loan Agreement, (No Tranche specified, dated January 31, 1981), (Participation with
                          Salomon)*                                               196,954
                                                                            -------------
                        INDONESIA -- 0.5%
USD          2,385,525  Republic of Indonesia Loan Agreement, 6 mo.
                          LIBOR +.70%, (7.45938%), (Participation with
                          Deutsche Bank)                                        1,693,723
USD          1,600,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (7.625%), (Participation
                          with Salomon)                                           832,000
USD          1,860,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (7.625%), (Participation
                          with Salomon)                                         1,116,000
USD          1,900,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (7.625%), (Participation
                          with Salomon)                                         1,206,450
                                                                            -------------
                                                                                4,848,173
                                                                            -------------
                        JAMAICA -- 0.3%
USD          3,375,000  Jamaica Refinancing Agreement Tranche B, LIBOR +
                          .8125%, (7.5225%), (Participation with Chase
                          Manhattan Bank and Salomon)                           3,062,831
                                                                            -------------
                        RUSSIA -- 0.3%
DEM          3,500,000  International Bank for Economic Cooperation Loan
                          Agreement (Participation with Salomon)*                 427,892

8             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        RUSSIA -- CONTINUED
JPY        900,000,000  International Investment Bank Loan Agreement,
                          (Participation with Bank of America)*                 2,071,699
                                                                            -------------
                                                                                2,499,591
                                                                            -------------
                        YUGOSLAVIA -- 0.0%
USD          2,100,416  Yugoslavia New Financing Agreement Tranche B,
                          (Participation with Chase Manhattan Bank)*              388,577
USD            352,445  Yugoslavia New Financing Agreement Tranche C,
                          (Participation with Chase Manhattan Bank)*               65,201
                                                                            -------------
                                                                                  453,778
                                                                            -------------

                        TOTAL LOAN PARTICIPATIONS (COST $15,673,998)           13,896,059
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        PAR VALUE ($)/
            SHARES      DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        PROMISSORY NOTES -- 0.4%
                        KENYA -- 0.3%
GBP            672,890  Republic of Kenya Promissory Notes, 0.00%,
                          due 1/30/03(a)                                          378,984
GBP          1,856,250  Republic of Kenya Promissory Notes, 0.00%,
                          due 7/30/02(a)                                        1,155,509
GBP            672,890  Republic of Kenya Promissory Notes, 0.00%,
                          due 1/30/02(a)                                          462,836
GBP          1,856,250  Republic of Kenya Promissory Notes, 0.00%,
                          due 7/30/01(a)                                        1,410,653
                                                                            -------------
                                                                                3,407,982
                                                                            -------------
                        NIGERIA -- 0.1%
USD          3,000,000  Central Bank of Nigeria Promissory Notes, 5.09%,
                          due 1/5/10                                              990,000
                                                                            -------------

                        TOTAL PROMISSORY NOTES (COST $8,580,122)                4,397,982
                                                                            -------------
                        MUTUAL FUND -- 0.8%
               298,998  GMO Alpha LIBOR Fund                                    7,812,813
                                                                            -------------

                        TOTAL MUTUAL FUND (COST $7,802,302)                     7,812,813
                                                                            -------------

          PRINCIPAL
            AMOUNT
        --------------
                        CALL OPTIONS PURCHASED -- 0.1%
                        OPTIONS ON BONDS -- 0.1%
USD         52,000,000  Republic of Venezuela Global Bond,
                          Expires 3/09/01, Strike 69.20                           408,996
USD         25,000,000  Republic of Venezuela Global Bond,
                          Expires 3/15/01, Strike 70.00                           116,715
USD         20,000,000  Russian Federation, Expires 3/28/01, Strike
                          40.9375                                                 232,114
                                                                            -------------
                                                                                  757,825
                                                                            -------------

                        TOTAL CALL OPTIONS PURCHASED (COST $973,000)              757,825
                                                                            -------------
                        PUT OPTIONS PURCHASED -- 0.0%
                        OPTIONS ON BONDS -- 0.0%
USD         25,000,000  Republic of Venezuela Global Bond,
                          Expires 3/15/01, Strike 70.00                           255,718
                                                                            -------------

                        TOTAL PUT OPTIONS PURCHASED (COST $350,000)               255,718
                                                                            -------------

              See accompanying notes to the financial statements.
10

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

           SHARES/
         PAR VALUE($)   DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        RIGHTS AND WARRANTS -- 0.4%
                        MEXICO -- 0.4%
                29,000  United Mexican States Recovery Warrants Odd Lot,
                          Expires 6/30/03                                             638
           191,073,000  United Mexican States Warrants, Expires 6/30/03         4,203,606
                                                                            -------------

                                                                                4,204,244
                                                                            -------------
                        NIGERIA -- 0.0%
                49,437  Central Bank of Nigeria Payment Adjusted Warrants,
                          Expires 11/15/20**                                           --
                 1,346  Central Bank of Nigeria Warrants,
                          Expires 11/15/20**                                           --
                   347  Nigeria Call Warrants, Expires 11/15/20**                      --
                                                                            -------------

                                                                                       --
                                                                            -------------
                        VENEZUELA -- 0.0%
               220,045  Republic of Venezuela Recovery Warrants,
                          Expires 4/15/20**                                            --
                                                                            -------------

                        TOTAL RIGHTS AND WARRANTS (COST $0)                     4,204,244
                                                                            -------------
                        SHORT-TERM INVESTMENTS -- 0.6%
                        CASH EQUIVALENTS -- 0.0%
USD            120,786  FleetBoston Time Deposit, 5.66%, due 4/30/01(e)           120,786
USD             10,738  Harris Trust & Savings Bank Eurodollar Time
                          Deposit, 5.52%, due 3/06/01(e)                           10,738
                31,676  Merrimac Cash Fund Premium Class(e)                        31,676
                                                                            -------------
                                                                                  163,200
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        PAR VALUE ($)   DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        COMMERCIAL PAPER -- 0.6%
USD          5,674,000  Grand Funding, 5.55%, due 3/01/01                       5,674,000
                                                                            -------------

                        TOTAL SHORT-TERM INVESTMENTS (COST $5,837,200)          5,837,200
                                                                            -------------
                        TOTAL INVESTMENTS -- 96.6%
                        (Cost $960,079,936)                                   975,165,057

                        Other Assets and Liabilities (net) -- 3.4%             34,749,746
                                                                            -------------
                        TOTAL NET ASSETS -- 100.0%                          $1,009,914,803
                                                                            =============

                        NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CPI - Consumer Price Index

DCB - Debt Conversion Bond

EMTN - Euromarket Medium Term Note

FLIRB - Front Loaded Interest Reduction Bond

PDI - Past Due Interest

PIK - Payment In Kind

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 2001, which are subject to change based on the terms of the security, including varying reset dates.

12            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

CURRENCY ABBREVIATIONS:
ARS - Argentine Peso
CHF - Swiss Franc
DEM - German Mark
EUR - Euro
FRF - French Franc
GBP - British Pound
JPY - Japanese Yen
NLG - Netherlands Guilder
RUB - Russian Ruble
USD - United States Dollar
ZAR - South African Rand

(a)  Fair valued (Note 1).

(b)  Security is in default.

*    Non-performing. Borrower not currently paying interest.

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

(d) A portion of this security is purchased on a forward commitment basis (Note 1).

**   Non-income producing security.

(e)  Represents investments of security lending collateral (Note 1).

              See accompanying notes to the financial statements.             13

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $157,781 (cost $960,079,936) (Note 1)                     $  975,165,057
   Cash                                                                1,670
   Cash at interest on deposit at brokers (Note 1)                 1,333,896
   Receivable for investments sold                                 9,150,519
   Receivable for Fund shares sold                                    39,482
   Interest and other receivables (Note 1)                        25,735,828
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                      2,667,483
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                   94,436
   Receivable for open swap contracts (Notes 1 and 6)             12,037,739
   Receivable for expenses waived or borne by Manager (Note
    2)                                                                29,904
                                                              --------------
      Total assets                                             1,026,256,014
                                                              --------------

LIABILITIES:
   Payable for investments purchased                              12,328,458
   Payable for forward commitment (Note 1)                           191,533
   Payable upon return of securities loaned (Note 1)                 163,200
   Payable for Fund shares repurchased                             1,282,204
   Payable to affiliate for (Note 2):
      Management fee                                                 273,620
      Shareholder service fee                                         94,866
   Payable for closed swap contracts (Notes 1 and 6)               1,716,618
   Accrued expenses and other liabilities                            290,712
                                                              --------------
      Total liabilities                                           16,341,211
                                                              --------------
  NET ASSETS                                                  $1,009,914,803
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,030,678,225
   Accumulated undistributed net investment income                 7,635,555
   Accumulated undistributed net realized loss                   (57,480,423)
   Net unrealized appreciation                                    29,081,446
                                                              --------------
                                                              $1,009,914,803
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $  430,002,517
                                                              ==============
   Class IV shares                                            $  579,912,286
                                                              ==============
SHARES OUTSTANDING:
   Class III                                                      47,991,362
                                                              ==============
   Class IV                                                       64,770,734
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class III                                                  $         8.96
                                                              ==============
   Class IV                                                   $         8.95
                                                              ==============

14            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $33,790)  $129,372,626
   Dividends from investment company shares                        715,807
                                                              ------------
         Total income                                          130,088,433
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       3,469,039
   Custodian fees                                                  498,653
   Audit fees                                                      151,233
   Legal fees                                                      152,374
   Transfer agent fees                                              35,040
   Trustees fees (Note 2)                                            9,972
   Registration fees                                                   363
   Miscellaneous                                                    16,814
   Fees waived or borne by Manager (Note 2)                       (303,930)
                                                              ------------
                                                                 4,029,558
   Shareholder service fee (Note 2)
      Class III                                                    607,295
      Class IV                                                     586,291
                                                              ------------
      Net expenses                                               5,223,144
                                                              ------------
         Net investment income                                 124,865,289
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (66,268,493)
      Closed futures contracts                                     554,307
      Closed swap contracts                                     37,708,876
      Foreign currency, forward contracts and foreign
      currency related transactions                             22,542,621
                                                              ------------

         Net realized loss                                      (5,462,689)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               74,971,236
      Open futures contracts                                    (1,554,489)
      Open swap contracts                                      (23,840,700)
      Foreign currency, forward contracts and foreign
      currency related transactions                             (4,405,104)
                                                              ------------

         Net unrealized gain                                    45,170,943
                                                              ------------

      Net realized and unrealized gain                          39,708,254
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $164,573,543
                                                              ============

              See accompanying notes to the financial statements.             15

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $  124,865,289      $  91,183,525
   Net realized gain (loss)                                   (5,462,689)        32,158,816
   Change in net unrealized appreciation (depreciation)       45,170,943        204,077,093
                                                          --------------      -------------
   Net increase in net assets from operations                164,573,543        327,419,434
                                                          --------------      -------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (59,981,831)       (51,599,442)
      Class IV                                               (86,769,769)       (57,663,578)
                                                          --------------      -------------
      Total distributions from net investment income        (146,751,600)      (109,263,020)
                                                          --------------      -------------
   Net realized gains
      Class III                                                       --         (5,234,784)
      Class IV                                                        --         (6,680,035)
                                                          --------------      -------------
      Total distributions from net realized gains                     --        (11,914,819)
                                                          --------------      -------------
   In excess of net realized gains
      Class III                                                       --            (46,638)
      Class IV                                                        --            (59,515)
                                                          --------------      -------------
      Total distributions in excess of net realized
       gains                                                          --           (106,153)
                                                          --------------      -------------
                                                            (146,751,600)      (121,283,992)
                                                          --------------      -------------
   Net share transactions: (Note 5)
      Class III                                               44,783,898       (175,611,247)
      Class IV                                                22,846,968        120,316,839
                                                          --------------      -------------
   Increase (decrease) in net assets resulting from net
    share transactions                                        67,630,866        (55,294,408)
                                                          --------------      -------------
      Total increase in net assets                            85,452,809        150,841,034
NET ASSETS:
   Beginning of period                                       924,461,994        773,620,960
                                                          --------------      -------------
   End of period (including accumulated undistributed
    net investment income of $7,635,555 and
    $28,595,715, respectively)                            $1,009,914,803      $ 924,461,994
                                                          ==============      =============

16            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                          2001(D)     2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   8.74  $   6.89  $  11.64  $  14.09  $  11.76
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      1.13+     0.84+     0.92+     1.13+     1.48
   Net realized and unrealized gain
     (loss)                                   0.41      2.20     (4.41)     1.51      6.40
                                          --------  --------  --------  --------  --------

      Total from investment operations        1.54      3.04     (3.49)     2.64      7.88
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (1.32)    (1.07)    (0.23)    (0.84)    (1.58)
   From net realized gains                      --     (0.12)    (1.03)    (4.25)    (3.97)
   In excess of net realized gains              --        --(a)       --(a)       --       --
                                          --------  --------  --------  --------  --------

      Total distributions                    (1.32)    (1.19)    (1.26)    (5.09)    (5.55)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   8.96  $   8.74  $   6.89  $  11.64  $  14.09
                                          ========  ========  ========  ========  ========
TOTAL RETURN(B)                              18.78%    46.81%   (32.94)%    22.27%    74.32%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $430,003  $378,593  $450,336  $460,387  $555,452
   Net expenses to average daily net
     assets                                   0.56%     0.56%     0.56%     0.53%     0.57%
   Net investment income to average
     daily net assets                        12.57%    10.82%    10.99%     8.62%     8.35%
   Portfolio turnover rate                     139%      123%      272%      255%      152%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:        --(c)       --(c) $   0.02 $   0.03 $   0.03
   Purchase and redemption fees
     consisted of the following per
     share amounts:(e)                    $   0.01       N/A       N/A       N/A       N/A

+    Computed using average shares outstanding throughout the period.
(a)  The distribution in excess of net realized gains was less than $0.01.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(d) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.
(e) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             17

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                                 --------------------------------------------------
                                                  2001(D)         2000         1999        1998**
                                                 ----------    ----------    --------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.74      $   6.90     $  11.63     $  10.99
                                                  --------      --------     --------     --------

Income from investment operations:
   Net investment income                              1.14+         0.84+        0.91+        0.10+
   Net realized and unrealized gain (loss)            0.40          2.20        (4.37)        0.54
                                                  --------      --------     --------     --------

      Total from investment operations                1.54          3.04        (3.46)        0.64
                                                  --------      --------     --------     --------

Less distributions to shareholders:
   From net investment income                        (1.33)        (1.08)       (0.24)          --
   From net realized gains                              --         (0.12)       (1.03)          --
   In excess of net realized gains                      --            --(a)        --(a)        --
                                                  --------      --------     --------     --------

      Total distributions                            (1.33)        (1.20)       (1.27)        0.00
                                                  --------      --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   8.95      $   8.74     $   6.90     $  11.63
                                                  ========      ========     ========     ========
TOTAL RETURN(B)                                      18.71%        47.00%      (32.82)%       5.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $579,912      $545,869     $323,285     $310,580
   Net expenses to average daily net assets           0.51%         0.51%        0.51%        0.50%*
   Net investment income to average daily net
     assets                                          12.62%        10.87%       10.87%        7.17%*
   Portfolio turnover rate                             139%          123%         272%         255%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:                       --(c)         --(c)  $   0.02           --(c)
   Purchases and redemption fees consisted of
     the following per share amounts(e)           $   0.01           N/A          N/A          N/A

*    Annualized.
**   Period from January 9, 1998 (commencement of operations ) to February 28,
     1998.
+    Computed using average shares outstanding throughout the period.
(a)  The distribution in excess of net realized gains was less than $0.01.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(d) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change in presentation.
(e) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

18            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks to earn high total return through investment in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

      The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

                            Accumulated
         Net Unrealized  Undistributed Net      Accumulated
         Appreciation/      Investment       Undistributed Net
         (Depreciation)       Income        Realized Gain/(Loss)
         --------------  -----------------  --------------------
           $9,962,469      $(10,939,380)          $976,911

      The effect of this change for the year ended February 28, 2001 was to decrease net investment income by $4,847,595, increase net unrealized appreciation by $4,194,517, and decrease net realized loss by $653,078. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2001, the total value of these securities represented 10% of net assets.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Credit default swaps involve the payment of a specified rate based on the

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      notional amount. The Fund receives payment upon a default of the underlying security during the swap period. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. At February 28, 2001, $1,333,896 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2001.

      Included in interest and other receivable at February 28, 2001 are potential recovery amounts from litigation between ECDF and a counterparty relating to certain closed credit default swap transactions. In March 2001, the litigation was withdrawn and the Fund wrote off potential recovery amounts not exceeding 0.15% of net assets.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2001, the Fund did not enter into any reverse repurchase agreements.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $157,781 collateralized by cash in the amount of $163,200, which was invested in short-term instruments.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      The Fund has elected to defer to March 1, 2001 post October capital losses of $42,880,364.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any to the extent permitted by the Internal Revenue Code, of $15,440,336 expiring in 2009.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, swaps and amortization of premium and discount on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $11,865,531       $(34,192,568)      $22,327,037

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Income is not recognized, nor are premium and discounts amortized on securities for which collection is not expected. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income,

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. In the case of cash redemptions, the fee is .25% of the amount redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, the purchase premium or redemption fee for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. For the years ended February 28, 2001 and February 29, 2000, the Fund received $605,440 and $111,899 in purchase premiums and $497,992 and $0 in redemption fees, respectively. There was no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .10% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $9,972. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                    Purchases         Sales
                                                                  --------------  --------------
         U.S. Government securities                               $   25,255,750  $   25,255,750
         Investments (non-U.S. Government securities)              1,359,777,063   1,345,954,323

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $967,415,825     $75,290,443       $(67,541,211)     $7,749,232

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 52.0% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2001           February 29, 2000
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                     13,614,747  $ 125,283,005    8,327,628  $  64,234,029
         Shares issued to shareholders
           in reinvestment of distributions               5,190,144     44,792,732    5,357,740     41,374,128
         Shares repurchased                             (14,123,041)  (125,291,839) (35,692,441)  (281,219,404)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                          4,681,850  $  44,783,898  (22,007,073) $(175,611,247)
                                                        ===========  =============  ===========  =============

                                                               Year Ended                  Year Ended
                                                            February 28, 2001          February 29, 2000
                                                        -------------------------  --------------------------
                                                          Shares        Amount       Shares        Amount
         Class IV:                                      -----------  ------------  -----------  -------------
         Shares sold                                      4,092,294  $ 38,427,450   22,519,103  $ 171,859,561
         Shares issued to shareholders
           in reinvestment of distributions               9,748,826    84,085,583    7,990,878     62,255,370
         Shares repurchased                             (11,553,485)  (99,666,065) (14,912,078)  (113,798,092)
                                                        -----------  ------------  -----------  -------------
         Net increase                                     2,287,635  $ 22,846,968   15,597,903  $ 120,316,839
                                                        ===========  ============  ===========  =============

      During the year ended February 28, 2001, the Fund received securities with a market value of $25,861,580 in exchange for an equal value of the Fund's shares. These amounts are included in the share transactions above.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                                     Net Unrealized
         Settlement                                                                                   Appreciation
            Date                    Deliver/Receive                 Units of Currency     Value      (Depreciation)
         ----------  ---------------------------------------------  -----------------  ------------  --------------

            Buys
           4/17/01                        EUR                              5,000,000   $ 4,600,410     $    8,660
                                                                                                       ==========

           Sales
           4/17/01                        EUR                             80,700,000   $74,250,622     $1,864,793
            3/6/01                        GBP                              2,000,000     2,884,424         66,376
            4/3/01                        HKD                             77,834,000     9,980,765         19,235
            4/5/02                        HKD                             77,883,000     9,985,267         14,733
          11/21/01                        HKD                            311,216,000    39,915,640         84,360
          12/16/02                        HKD                            194,852,000    24,931,163         68,837
           5/15/01                        JPY                          7,000,000,000    60,302,027        567,538
           4/30/01                        ZAR                             10,000,000     1,283,031        (27,049)
                                                                                                       ----------
                                                                                                       $2,658,823
                                                                                                       ==========

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                         Net Unrealized
         Number of                                                          Contract      Appreciation
         Contracts                 Type                  Expiration Date      Value      (Depreciation)
         ---------  -----------------------------------  ---------------  -------------  --------------

           Buys
               7    U.S. Treasury Note 10 Yr.               June 2001     $    741,563    $    10,515
                                                                                          ===========

           Sales
               6    Japanese Government Bond 10 Yr.        March 2001     $  7,078,563    $  (195,028)
             500    U.S. Treasury Bill                     March 2001      119,256,250     (1,556,387)
                                                                                          -----------
                                                                                          $(1,751,415)
                                                                                          ===========

      At February 28, 2001, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

      SWAP AGREEMENTS

                                   Notional
                                    Amount                             Expiration
                              Fund/Counterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
         CREDIT DEFAULT SWAPS

            20,000,000  USD                                              3/01/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 2/24/99 to pay 4.60% per year times the
                                                                                   notional amount. The Fund receives payment
                                                                                   only upon a default event in Bulgaria, the
                                                                                   notional amount times the difference between
                                                                                   the par value and the then-market value of
                                                                                   Bulgaria IAB Floating Rate Bond due 7/28/11.

                        Net Unrealized
                         Appreciation
                        (Depreciation)
         -------------  --------------
         CREDIT DEFAUL
            20,000,000   $  (460,000)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            25,000,000  USD                                              9/10/01   Agreement with Credit Suisse Financial
                                                                                   Products dated 9/05/97 to pay 1.75% per year
                                                                                   times the notional amount. The Fund receives
                                                                                   payment only upon a default event in Brazil,
                                                                                   the notional amount times the difference
                                                                                   between 83.625 USD and the then-market value
                                                                                   of Brazil Debt Conversion "DCB" Bond due
                                                                                   4/15/12.

            16,000,000  USD                                              1/21/02   Agreement with Deutsche Bank AG dated
                                                                                   12/18/00 to pay 5.85% per year times the
                                                                                   notional amount. The Fund receives payment
                                                                                   only upon a default event in Argentina, the
                                                                                   notional amount times the difference between
                                                                                   the par value and the then-market value of
                                                                                   Republic of Argentina, 11.375% due 1/30/17.

             5,000,000  USD                                              6/05/02   Agreement with Lehman Brothers International
                                                                                   (Europe) dated 5/25/99 to pay 3.75% per year
                                                                                   times the notional amount. The Fund receives
                                                                                   payment only upon a default event in Mexico,
                                                                                   the notional amount times the difference
                                                                                   between the par value and the then-market
                                                                                   value of United Mexican States, 9.875% due
                                                                                   1/15/07.

            25,000,000   $  (226,298)
            16,000,000       (82,363)
             5,000,000      (208,603)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            10,000,000  USD                                              1/17/03   Agreement with Deutsche Bank AG dated 1/11/01
                                                                                   to pay 5.85% per year times the notional
                                                                                   amount. The Fund receives payment only upon a
                                                                                   default event in Argentina, the notional
                                                                                   amount times the difference between the par
                                                                                   value and the then-market value of Republic
                                                                                   of Argentina, 11.75% due 4/7/09.

            10,000,000  USD                                              5/15/03   Agreement with Banque Paribas dated 5/12/98
                                                                                   to pay .75% per year times the notional
                                                                                   amount. The Fund receives payment only upon a
                                                                                   default event, the notional amount times the
                                                                                   difference between the par value and the
                                                                                   then-market value of any series of Banco
                                                                                   Latinoamericano de Exportaciones SA Euro
                                                                                   Medium Term Notes.

            10,000,000  USD                                              5/15/03   Agreement with Banque Paribas dated 10/01/98
                                                                                   to pay 3.50% per year times the notional
                                                                                   amount. The Fund receives payment only upon a
                                                                                   default event, the notional amount times the
                                                                                   difference between the par value and the
                                                                                   then-market value of any series of Banco
                                                                                   Latinoamericano de Exportaciones SA Euro
                                                                                   Medium Term Notes.

            10,000,000   $   146,182
            10,000,000        84,504
            10,000,000      (592,344)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            15,000,000  USD                                              6/20/03   Agreement with Goldman Sachs International
                                                                                   dated 1/14/99 to receive 11.60% per year
                                                                                   times the notional amount. The Fund pays only
                                                                                   upon a default event in Colombia, the
                                                                                   notional amount times the difference between
                                                                                   the par value and the then-market value of
                                                                                   Republic of Colombia, 7.625% due 2/15/07.

             5,000,000  USD                                             10/16/03   Agreement with Deutsche Bank AG dated
                                                                                   10/11/00 to pay 2.83% per year times the
                                                                                   notional amount. The Fund receives payment
                                                                                   only upon a default event in the Philippines,
                                                                                   the notional amount times the difference
                                                                                   between the par value and the then-market
                                                                                   value of Republic of Philippines, 8.875% due
                                                                                   4/15/08.

         FORWARD SWAP SPREAD LOCK SWAPS

            60,000,000  USD                                              4/04/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 4/04/00 to pay (receive) the notional
                                                                                   amount multiplied by the difference between
                                                                                   the 10 year swap spread and a fixed spread
                                                                                   times the duration of the 10 year swap rate.

            15,000,000   $ 2,073,404
             5,000,000        43,957
         FORWARD SWAP
            60,000,000     1,607,478

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            40,000,000  USD                                              5/16/01   Agreement with UBS AG dated 5/12/00 to pay
                                                                                   (receive) the notional amount multiplied by
                                                                                   the difference between the 10 year swap
                                                                                   spread and a fixed spread times the duration
                                                                                   of the 10 year swap rate.

         INTEREST RATE SWAPS

           250,000,000  HKD                                              4/02/02   Agreement with UBS AG dated 3/31/00 to pay
                                                                                   the notional amount multiplied by 6.99% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

            32,000,000  USD                                              4/02/02   Agreement with UBS AG dated 3/31/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   7.09% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

           500,000,000  HKD                                              4/17/02   Agreement with UBS AG dated 4/13/00 to pay
                                                                                   the notional amount multiplied by 6.935% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

            40,000,000   $ 1,563,043
         INTEREST RATE
           250,000,000      (708,925)
            32,000,000       709,813
           500,000,000    (1,448,243)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            64,000,000  USD                                              4/17/02   Agreement with UBS AG dated 4/13/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   6.97% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

           500,000,000  HKD                                              4/26/02   Agreement with UBS AG dated 4/20/00 to pay
                                                                                   the notional amount multiplied by 6.895% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

            64,000,000  USD                                              4/26/02   Agreement with UBS AG dated 4/20/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   6.945% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

           500,000,000  HKD                                              4/29/02   Agreement with UBS AG dated 4/26/00 to pay
                                                                                   the notional amount multiplied by 6.999% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 3 month Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

            64,000,000  USD                                              4/29/02   Agreement with UBS AG dated 4/26/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   7.059% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

            64,000,000   $ 1,415,071
           500,000,000    (1,471,203)
            64,000,000     1,427,015
           500,000,000    (1,544,040)
            64,000,000     1,515,158

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
         1,000,000,000  HKD                                              4/03/03   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 3/30/00 to pay the notional amount
                                                                                   multiplied by 7.12% and to receive the
                                                                                   notional amount multiplied by the 3 month
                                                                                   Floating Rate Hong Kong HIBOR adjusted by a
                                                                                   specified spread.

           129,500,000  USD                                              4/03/03   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 3/30/00 to receive the notional amount
                                                                                   multiplied by 7.23% and to pay the notional
                                                                                   amount multiplied by the 3 month LIBOR
                                                                                   adjusted by a specified spread.

             2,400,000  CHF                                              6/05/05   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 6/03/98 to pay the notional amount
                                                                                   multiplied by 3.245% and to receive the
                                                                                   notional amount multiplied by the 6 month
                                                                                   Swiss LIBOR adjusted by a specified spread.

             2,500,000  CHF                                              6/11/05   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 6/09/98 to pay the notional amount
                                                                                   multiplied by 3.245% and to receive the
                                                                                   notional amount multiplied by the 6 month
                                                                                   Floating Rate Swiss LIBOR adjusted by a
                                                                                   specified spread.

         1,000,000,000   $(5,300,412)
           129,500,000     5,596,937
             2,400,000         7,125
             2,500,000         7,085

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            13,500,000  CHF                                              6/11/05   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 9/30/98 to pay the notional amount
                                                                                   multiplied by 3.245% and to receive the
                                                                                   notional amount multiplied by the 6 month
                                                                                   Swiss LIBOR adjusted by a specified spread.

            15,000,000  EUR                                              2/22/07   Agreement with UBS AG dated 2/18/00 to pay
                                                                                   the notional amount multiplied by 5.76% and
                                                                                   to receive the notional amount multiplied by
                                                                                   the 6 month EURIBOR.

            50,000,000  USD                                              3/27/10   Agreement with UBS AG dated 3/23/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   7.23% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

            26,000,000  USD                                              3/31/10   Agreement with UBS AG dated 3/29/00 to
                                                                                   receive the notional amount multiplied by
                                                                                   7.406% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

            35,000,000  USD                                              9/13/10   Agreement with Bear Stearns Bank Plc dated
                                                                                   9/8/00 to receive the notional amount
                                                                                   multiplied by 7.01% and to pay the notional
                                                                                   amount multiplied by the 3 month LIBOR
                                                                                   adjusted by a specified spread.

            13,500,000   $    (3,092)
            15,000,000      (557,033)
            50,000,000     5,209,213
            26,000,000     3,035,208
            35,000,000     3,172,405

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            20,000,000  USD                                              1/24/11   Agreement with UBS AG dated 1/22/01 to
                                                                                   receive the notional amount multiplied by
                                                                                   6.12% and to pay the notional amount
                                                                                   multiplied by the 3 month LIBOR adjusted by a
                                                                                   specified spread.

            30,000,000  USD                                              1/25/11   Agreement with Bear Stearns Bank Plc dated
                                                                                   1/23/01 to receive the notional amount
                                                                                   multiplied by 6.201% and to pay the notional
                                                                                   amount multiplied by the 3 month LIBOR
                                                                                   adjusted by a specified spread.

         TOTAL RETURN SWAPS

            10,586,493  USD/
            10,000,000  USD                                              3/08/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 2/06/01 to receive (pay) the notional
                                                                                   amount multiplied by the change in market
                                                                                   value (including accrued interest) of
                                                                                   Republic of Argentina, 12.125% due 2/25/19
                                                                                   and to pay initial market value multiplied by
                                                                                   the 1 month LIBOR adjusted by a specified
                                                                                   spread.

            20,000,000   $   498,032
            30,000,000       929,983
         TOTAL RETURN
            10,586,493
            10,000,000    (1,158,736)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            18,767,708  USD/
            25,000,000  USD                                              3/09/01   Agreement with Deutsche Bank AG dated
                                                                                   11/07/00 to receive (pay) the notional amount
                                                                                   multiplied by the change in market value
                                                                                   (including accrued interest) of Brazil
                                                                                   Discount ZL Floating Rate Note due 4/15/24
                                                                                   and to pay initial market value multiplied by
                                                                                   the 4 month LIBOR adjusted by a specified
                                                                                   spread.

             9,298,576  USD/
            10,000,000  USD                                              3/09/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 2/28/01 to receive (pay) the notional
                                                                                   amount multiplied by the change in market
                                                                                   value (including accrued interest) of
                                                                                   Republic of Argentina, 12.125% due 2/25/19
                                                                                   and to pay initial market value multiplied by
                                                                                   the 1 week LIBOR adjusted by a specified
                                                                                   spread.

             4,893,021  USD/
             5,000,000  USD                                              3/12/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 2/08/01 to receive (pay) the notional
                                                                                   amount multiplied by the change in market
                                                                                   value (including accrued interest) of
                                                                                   Republic of Argentina, 11.75% due 6/15/15 and
                                                                                   to pay initial market value multiplied by the
                                                                                   1 month LIBOR adjusted by a specified spread.

            18,767,708
            25,000,000   $   735,929
             9,298,576
            10,000,000             0
             4,893,021
             5,000,000      (260,741)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            10,000,000  USD                                              3/14/01   Agreement with Deutsche Bank AG dated
                                                                                   11/10/00 to receive (pay) the notional amount
                                                                                   multiplied by the change in market value
                                                                                   (including accrued interest) of Republic of
                                                                                   Argentina Discount Bond, 6.625% due 3/31/23
                                                                                   and to pay initial market value multiplied by
                                                                                   the 9 month LIBOR adjusted by a specified
                                                                                   spread.

             8,266,736  USD/
            10,000,000  USD                                              3/16/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 2/28/01 to receive (pay) the notional
                                                                                   amount multiplied by the change in market
                                                                                   value (including accrued interest) of
                                                                                   Republic of Argentina, 10.25% due 7/21/30 and
                                                                                   to pay initial market value multiplied by the
                                                                                   1 month LIBOR adjusted by a specified spread.

            18,000,000  USD                                              3/19/01   Agreement with Deutsche Bank AG dated 2/01/01
                                                                                   to receive (pay) the notional amount
                                                                                   multiplied by the change in market value
                                                                                   (including accrued interest) of Republic of
                                                                                   Argentina Discount Bond, 7.875% due 3/31/23
                                                                                   and to pay initial market value multiplied by
                                                                                   the 2 month LIBOR adjusted by a specified
                                                                                   spread.

            10,000,000   $   (28,847)
             8,266,736
            10,000,000             0
            18,000,000      (413,415)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            15,806,198  USD/
            15,000,000  USD                                              3/26/01   Agreement with Deutsche Bank AG dated 2/08/01
                                                                                   to receive (pay) the notional amount
                                                                                   multiplied by the change in market value
                                                                                   (including accrued interest) of Republic of
                                                                                   Argentina, 12.125% due 2/25/19 and to pay
                                                                                   initial market value multiplied by the
                                                                                   1 month LIBOR adjusted by a specified spread.

            11,597,031  USD/
            15,000,000  USD                                              4/19/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 10/17/00 to receive (pay) the notional
                                                                                   amount multiplied by the change in market
                                                                                   value (including accrued interest) of Brazil
                                                                                   Discount ZL Floating Rate Note due 4/15/24
                                                                                   and to pay initial market value multiplied by
                                                                                   the 6 month LIBOR adjusted by a specified
                                                                                   spread.

            19,298,698  USD/
            25,000,000  USD                                              5/07/01   Agreement with Deutsche Bank AG dated
                                                                                   11/02/00 to receive (pay) the notional amount
                                                                                   multiplied by the change in market value
                                                                                   (including accrued interest) of Brazil
                                                                                   Discount ZL Floating Rate Note due 4/15/24
                                                                                   and to pay initial market value multiplied by
                                                                                   the 6 month LIBOR adjusted by a specified
                                                                                   spread.

            15,806,198
            15,000,000   $(1,655,030)
            11,597,031
            15,000,000        47,299
            19,298,698
            25,000,000       181,276

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            12,000,000  USD                                              6/01/01   Agreement with Deutsche Bank AG dated 2/14/01
                                                                                   to receive (pay) the notional amount
                                                                                   multiplied by the change in market value
                                                                                   (including accrued interest) of Republic of
                                                                                   Argentina, 10.25% due 7/21/30 and to pay
                                                                                   initial market value multiplied by the
                                                                                   3 month LIBOR adjusted by a specified spread.

            18,000,000  USD                                              7/16/01   Agreement with UBS AG dated 1/11/01 to pay
                                                                                   (receive) the notional amount multiplied by
                                                                                   the return on the Lehman Brothers High Yield
                                                                                   Index and to receive the notional amount
                                                                                   multiplied by the 1 month LIBOR adjusted by a
                                                                                   specified spread.+

             9,704,104  USD/
            12,000,000  USD                                              8/15/01   Agreement with Lehman Brothers Special
                                                                                   Financing Inc. dated 2/13/01 to receive (pay)
                                                                                   the notional amount multiplied by the change
                                                                                   in market value (including accrued interest)
                                                                                   of Republic of Argentina Discount Bond,
                                                                                   7.5625% due 3/31/23 and to pay initial market
                                                                                   value multiplied by the 6 month LIBOR
                                                                                   adjusted by a specified spread.

            12,000,000   $  (545,396)
            18,000,000      (142,167)
             9,704,104
            12,000,000      (404,400)

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                        Net Unrealizedional
                         Appreciationmount                             Expiration
                        (Depreciation)nterparty                           Date                      Description
         ------------------------------------------------------------  ----------  ---------------------------------------------
            15,000,000  USD                                              8/23/01   Agreement with Lehman Brothers Special
                                                                                   Financing Inc. dated 8/21/00 to pay (receive)
                                                                                   the notional amount multiplied by the return
                                                                                   on the Lehman Brothers Emerging Markets Index
                                                                                   and to receive the notional amount multiplied
                                                                                   by the 1 month LIBOR adjusted by a specified
                                                                                   spread.+

            10,000,000  USD                                              2/01/01   Agreement with Morgan Guaranty Trust Company
                                                                                   dated 1/24/01 to pay (receive) the notional
                                                                                   amount multiplied by the return on the Lehman
                                                                                   Brothers Baa Credit Index and to receive the
                                                                                   notional amount multiplied by the 1 month
                                                                                   LIBOR adjusted by a specified spread.+

            25,000,000  USD                                              1/31/02   Agreement with UBS AG dated 1/22/01 to pay
                                                                                   (receive) the notional amount multiplied by
                                                                                   the return on the Lehman Brothers Baa Credit
                                                                                   Index and to receive the notional amount
                                                                                   multiplied by the 1 month LIBOR adjusted by a
                                                                                   specified spread.+

            15,000,000   $  (544,851)

            10,000,000      (152,437)

            25,000,000       (59,802)

                         -----------
                         $12,037,739
                         ===========

      + These swap agreements are fair valued. (Note 1)
      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, requiring the amortization of premiums and discounts on debt securities, in fiscal year 2001.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A Series of GMO Trust)

PORTFOLIO MANAGEMENT
--------------------

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

The Class III shares of the GMO Currency Hedged International Equity Fund returned 16.7% for the fiscal year ended February 28, 2001 as compared to -9.7% for the MSCI EAFE Index (Hedged). The Fund's strong performance comes from stock selection that emphasized value stocks (those companies that are cheaper on price to book, price to earnings and other measures) and smaller capitalization stocks.

The fiscal year began just as the worldwide bubble in technology stocks was reaching its peak. Since then, the year was characterized by the long-awaited outperformance of value, and the tumultuous downfall of the technology and telecommunication sectors. Many sectors, including financial services, health care and consumer staples, posted positive returns, but were unable to outweigh the downward drag from technology and telecommunications stocks. Reversing the prior year's trend, small capitalization stocks outperformed, while multinationals lost ground

The Fund's policy of hedging returns back to the U.S. dollar was beneficial for the year, as the dollar strengthened by +5.7% against EAFE currencies. All free-floating EAFE currencies declined against the dollar, with the Australian dollar being the hardest hit. On a local currency basis, the U.K. was the best performing major market. The best returns were enjoyed by the small, neglected and cheap markets of Austria and Norway. On the other hand, Japan was not able to sustain its rally of 1999. Poor domestic policy and fears of a global economic downturn drove the Nikkei average down to levels not seen since the late 1980s (though this was in part due to a poorly timed addition of TMT [technology, media and telecommunications] stocks to the index). Only Finland and Sweden, two markets dominated by technology heavyweights Nokia and Ericsson, fared worse.

EFFECT OF COUNTRY ALLOCATION
----------------------------

Country selection was a mild positive for the year, adding slightly over +1% against EAFE. This was largely due to the overweights in Austria and Norway and underweight in Finland. Regional allocation was less positive due to the Fund's underweight in the U.K. The U.K. is, much like the U.S., an expensive stock market with an overvalued currency. The Fund has instead been overweight in South East Asia and selected markets within continental Europe.

EFFECT OF STOCK SELECTION
-------------------------

Stock selection provided the lion's share of the Fund's strong relative performance during the fiscal year. Because of the opportunities represented by the wide dispersion in price to book ratios, the Fund is heavily concentrated in the cheaper stocks on price to book. These stocks outperformed the benchmark by over 16% during the period. The Fund also benefited from its substantial underweights in technology and telecommunications stocks. The Fund has been opportunistically positioned to have a heavier weight in low price to book stocks than value benchmarks like the SSB or MSCI Value indices. Hence the portfolio was able to outperform even within a value universe. The Fund found many of the cheaper securities in which to invest from within the small and mid-cap universes. The portfolio benefited from a tilt towards smaller stocks in general, as those stocks escaped much of the carnage among the mega-cap multinationals.

The Fund's two value stock selection strategies, intrinsic value and sales-driven price to scale performed exceptionally well during the fiscal year, both adding significantly to value added. As could be expected when value strategies work well, the Fund's price momentum strategy was unsuccessful in adding value during the period. However, this strategy continues to serve a diversifying role in the portfolio, performing well when traditional value measures are less effective, and we expect to continue to benefit from this aspect in the future.

PORTFOLIO STRUCTURE AND OUTLOOK
-------------------------------

While international value stocks have now performed strongly for nearly a year, they are still priced to outperform growth stocks. The portfolio remains overweight in cheaper and smaller stocks, while maintaining its low weight in the technology and telecommunications sectors. The portfolio is underweight in the U.K., which is an expensive market with an overvalued currency, and is overweight in South East Asia and selected markets within continental Europe. The prolonged strength of the U.S. dollar has left that currency overvalued relative to a number of foreign currencies. This, coupled with the large U.S. current account deficit, places this portfolio at risk relative to unhedged international equity strategies.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

               COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND CLASS III SHARES AND THE
                              MSCI EAFE (HEDGED) INDEX
                              AS OF FEBRUARY 28, 2001

     Date           Currency Hedged Int'l. Equity Fund                   MSCI EAFE Hedged
      6/30/1995                                $10,000                            $10,000
      9/30/1995                                $10,730                            $11,175
     12/31/1995                                $11,302                            $11,992
      3/31/1996                                $11,838                            $12,716
      6/30/1996                                $12,303                            $13,193
      9/30/1996                                $12,400                            $13,289
     12/31/1996                                $13,030                            $13,648
      3/31/1997                                $13,480                            $14,309
      6/30/1997                                $14,616                            $16,075
      9/30/1997                                $15,440                            $16,539
     12/31/1997                                $14,710                            $15,758
      3/31/1998                                $17,267                            $18,411
      6/30/1998                                $17,173                            $18,739
      9/30/1998                                $13,860                            $15,346
     12/31/1998                                $15,782                            $17,916
      3/31/1999                                $16,223                            $19,287
      6/30/1999                                $18,192                            $20,500
      9/30/1999                                $18,149                            $20,366
     12/31/1999                                $19,082                            $24,451
      3/31/2000                                $18,718                            $25,243
      6/30/2000                                $19,936                            $24,894
      9/30/2000                                $20,108                            $24,304
     12/31/2000                                $20,969                            $23,381
      2/28/2001                                $21,291                            $22,302

-------------------------------------------------------------------------
             Average Annual Total Return
-------------------------------------------------------------------------
                                                                 Since
                     1 Year           5 Year                   Inception
-------------------------------------------------------------------------
                                                                6/30/95
Class III            16.69%           12.78%                     14.25%
-------------------------------------------------------------------------
                                                                1/9/98
Class IV             16.72%            N/A                      12.75%
-------------------------------------------------------------------------

------- GMO Currency Hedged Interntaional Equity Fund
- - - - MSCI EAFE (Hedged) Index

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 60 bp purchase premium, and this performance information is exclusive of that fee. Performance for Class IV shares may be different due to lower shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                     COMMON STOCKS - 93.5%
                     AUSTRALIA - 2.2%
          35,444     Amcor Ltd                                                                            108,068
           6,214     AMP Ltd                                                                               64,568
          19,939     Australia and New Zealand Banking Group Ltd                                          161,677
          15,900     Bank of Western Australia                                                             32,111
           7,993     Broken Hill Proprietary Ltd                                                           88,190
          12,600     Caltex Australia Ltd                                                                  15,190
          18,893     Coca Cola Amatil Ltd                                                                  51,296
         106,866     CSR Ltd                                                                              280,629
          32,763     Goodman Fielder Ltd                                                                   23,355
         132,108     MIM Holdings Ltd                                                                      79,631
          34,738     National Australia Bank Ltd                                                          547,876
          50,245     National Food Ltd                                                                     60,573
          49,270     National Mutual Holdings                                                              70,605
          11,882     Orica Ltd                                                                             30,249
           8,400     PaperlinX Ltd                                                                         16,070
         158,859     Qantas Airways Ltd                                                                   262,288
          27,797     Schroders Property                                                                    34,968
           2,836     St. George Bank Ltd                                                                   21,416
          83,768     Western Mining Corp Holdings Ltd                                                     350,290
          59,737     Westfield Trust Units                                                                101,135
                                                                                                 -----------------
                                                                                                        2,400,185
                                                                                                 -----------------
                     AUSTRIA - 5.3%
           4,399     Austria Tabakwerke AG                                                                279,936
          13,502     Austrian Airlines                                                                    193,821
           2,873     Bau Holdings AG                                                                       80,846
          13,428     Boehler Uddeholm (Bearer)                                                            506,284
           5,515     Brau Union AG                                                                        217,064
             723     EA-Generali AG                                                                       137,628
          10,303     Energie-Versorgung Niederoesterreich AG                                              319,580
          14,076     Erste Bank Der Oesterreichischen Sparkassen AG                                       724,880
           6,861     Flughafen Wien AG                                                                    252,375
           4,218     Mayr-Melnhof Karton AG (Bearer)                                                      203,757
           7,346     Oesterreichische Brau Beteiligungs AG                                                297,237
          10,966     OMV AG                                                                               888,228
           6,378     RHI AG                                                                               134,607

                 See accompanying notes to the financial statements.           1

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     AUSTRIA - CONTINUED
          20,065     Telekom Austria AG*                                                                  114,586
           6,093     VA Technologie AG (Bearer)                                                           207,596
          42,644     Voest-Alpine Stahl AG                                                              1,253,325
             666     Wienerberger Baustoffindustrie AG                                                     14,699
                                                                                                 -----------------
                                                                                                        5,826,449
                                                                                                 -----------------
                     BELGIUM - 0.2%
             550     Arbed SA                                                                              62,464
             507     Electrabel SA                                                                        114,694
                                                                                                 -----------------
                                                                                                          177,158
                                                                                                 -----------------
                     CANADA - 1.3%
           3,800     Bank of Montreal*                                                                    189,901
           2,900     Brascan Corp                                                                          48,308
           1,700     Canadian Tire Corp Ltd Class A                                                        24,010
             500     Fairfax Financial Hldgs Ltd*                                                          71,858
           5,500     Hudsons Bay Co                                                                        64,313
           1,600     Magna International Class A*                                                          69,882
           2,000     National Bank of Canada                                                               38,673
           2,100     PanCanadian Petroleum Ltd*                                                            60,361
           1,200     Potash Corp of Saskatchewan*                                                          70,787
           4,600     Quebecor Inc Class B                                                                  75,425
           2,146     Rogers Wireless Communications Inc*                                                   30,491
           6,900     Stelco Inc Class A                                                                    15,731
          43,730     Transcanada Pipelines Ltd*                                                           535,055
           1,100     United Dominion Industries Ltd                                                        19,581
           6,300     Westcoast Energy Inc*                                                                148,158
                                                                                                 -----------------
                                                                                                        1,462,534
                                                                                                 -----------------
                     DENMARK - 1.7%
           1,770     Carlsberg A/S Class B                                                                 78,493
           4,719     Danisco A/S                                                                          189,505
          73,308     Danske Bank A/S                                                                    1,277,796
             633     Novo-Nordisk A/S                                                                     124,371
           1,980     Ostasiatiske Kompagni*                                                                40,488
           3,294     Tele Danmark A/S Class B                                                             109,963
                                                                                                 -----------------
                                                                                                        1,820,616
                                                                                                 -----------------

2                See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     FINLAND - 0.1%
          11,600     Fortum Oyj                                                                            47,470
           1,600     Instrumentarium Oyj                                                                   44,876
                                                                                                 -----------------
                                                                                                           92,346
                                                                                                 -----------------
                     FRANCE - 10.0%
           9,162     Air France                                                                           172,215
          15,637     Alcatel SA                                                                           608,265
          11,182     Assurances Generales de France (Bearer)                                              696,671
           3,786     Aventis SA Class A                                                                   305,685
          13,422     Banque Nationale de Paris                                                          1,096,047
           1,720     Bongrain SA                                                                           58,919
           6,663     Christian Dior SA                                                                    289,025
           3,920     Compagnie Generale d'Industrie et de Participations                                  218,092
          19,707     Credit Lyonnais SA                                                                   685,576
           4,564     Eridania Beghin-Say SA                                                               439,851
          37,800     Eurotunnel SA Units (Bearer)*                                                         37,194
              90     Fromageries Bel SA                                                                    36,731
             869     Lagardere Groupe                                                                      50,825
           1,900     Metaleurop SA*                                                                        10,588
           6,870     Michelin SA Class B                                                                  262,183
           1,759     Pechiney SA Class A                                                                   87,349
           7,912     Pernod Ricard                                                                        545,691
           2,049     Peugeot SA                                                                           555,292
           1,700     Remy Cointreau SA                                                                     49,245
          17,661     Renault SA                                                                           948,478
           4,420     Rhodia SA                                                                             63,205
           5,232     Saint-Gobain                                                                         798,684
          11,870     Skis Rossignol                                                                       181,746
           7,280     Societe Eurafrance SA                                                                542,270
          27,105     Societe Generale Class A                                                           1,656,317
          30,460     Usinor Sacilor                                                                       428,569
           1,380     Vallourec                                                                             72,970
                                                                                                 -----------------
                                                                                                       10,897,683
                                                                                                 -----------------
                     GERMANY - 7.0%
             900     AGIV AG                                                                                9,443
           6,300     Bankgesellschaft Berlin AG                                                            71,549
          17,400     BASF AG                                                                              780,851

                 See accompanying notes to the financial statements.           3

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     GERMANY - CONTINUED
          11,551     Bayer AG                                                                             561,389
           2,350     Bayerische Hypotheken und Wechsel-Bank AG                                             61,806
           2,050     Bilfinger & Berger                                                                    36,007
           4,000     Buderus AG                                                                            85,339
          16,550     Commerzbank AG                                                                       436,796
           7,259     Continental AG                                                                       125,163
          43,200     DaimlerChrysler AG                                                                 2,119,411
           3,944     Deutsche Bank AG                                                                     326,566
          29,188     E. On AG                                                                           1,489,691
           8,400     FAG Kugelfischer                                                                      61,720
             600     Holzmann (Philipp)*                                                                    9,408
           2,624     Leirheit AG                                                                           91,695
          10,200     RWE AG                                                                               389,267
           5,488     Suedzucker AG                                                                         71,159
          38,038     Thyssen Krupp AG                                                                     692,599
           3,800     Volkswagen AG                                                                        208,271
                                                                                                 -----------------
                                                                                                        7,628,130
                                                                                                 -----------------
                     HONG KONG - 3.2%
          66,500     Amoy Properties Ltd                                                                   74,174
             796     China Digicontent Co Ltd*                                                                  2
          60,000     CLP Holdings Ltd                                                                     313,850
          21,281     Great Eagle Holdings Ltd                                                              43,108
          18,300     Hang Lung Development Co Ltd                                                          19,591
          58,000     Henderson Land Development Co Ltd                                                    355,440
         100,700     Hong Kong Aircraft Engineering Co Ltd                                                182,037
          47,000     Hong Kong Electric Holdings Ltd                                                      177,457
          43,000     Hong Kong Ferry Co Ltd                                                                38,039
          26,000     Hong Kong Land Holdings                                                               65,780
          93,441     Jardine Matheson Holdings Ltd                                                        598,022
         297,400     Mandarin Oriental ADR                                                                172,492
       2,000,000     Regal Hotels International Ltd*                                                       64,103
          52,000     Sun Hung Kai Properties Ltd                                                          580,007
          57,500     Swire Pacific Ltd Class A                                                            392,553
         102,000     Wharf Holdings Ltd                                                                   294,235

4                See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     HONG KONG - CONTINUED
         108,200     Wheelock and Co Ltd                                                                  115,831
          28,000     Yue Yuen Industrial Holdings                                                          52,770
                                                                                                 -----------------
                                                                                                        3,539,491
                                                                                                 -----------------
                     IRELAND - 0.1%
           2,118     Allied Irish Banks Plc                                                                22,944
           3,718     Irish Life & Permanent Plc*                                                           45,439
                                                                                                 -----------------
                                                                                                           68,383
                                                                                                 -----------------
                     ITALY - 4.2%
         265,000     Banca di Roma                                                                        283,660
          14,600     Banca Popolare di Bergamo Credit                                                     288,662
          51,200     Banca Popolare di Milano                                                             263,668
         135,800     Banco Ambrosiano Veneto SPA (Savings Shares)                                         348,420
         173,500     ENI SPA                                                                            1,126,427
          17,769     Fiat SPA                                                                             448,053
          15,117     Fiat SPA (Savings Shares)                                                            216,865
          61,100     IFIL Finanziaria di Partecipazioni SPA                                               335,528
           2,200     Industrie Natuzzi SPA ADR                                                             28,622
          26,884     Italcementi SPA                                                                      108,779
           1,600     Italmobiliare SPA                                                                     47,893
         127,500     Parmalat Finanziaria SPA                                                             202,841
          26,700     Pirelli & Co                                                                          88,392
          26,836     RAS SPA                                                                              364,993
          76,250     Telecom Italia SPA (Savings Shares)                                                  425,625
                                                                                                 -----------------
                                                                                                        4,578,428
                                                                                                 -----------------
                     JAPAN - 21.0%
         125,000     Asahi Bank                                                                           388,977
           6,000     Asahi Breweries Ltd                                                                   58,315
           2,000     Autobacs Seven                                                                        41,946
          54,000     Bank of Yokohama                                                                     197,502
           8,000     Bridgestone Corp                                                                      73,388
          12,000     Brother Industries Ltd                                                                26,497
          20,000     Canon Sales Co Inc                                                                   215,184
          22,000     Chiba Bank                                                                            81,777
          12,600     Chubu Electric Power Co Inc                                                          218,066
          15,200     Chugoku Electric Power Co Inc                                                        220,299
           6,000     Chuo Mitsui Trust & Banking Co Ltd                                                    15,295

                 See accompanying notes to the financial statements.           5

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     JAPAN - CONTINUED
         115,000     Cosmo Oil Co Ltd                                                                     212,754
          26,000     Daicel Chemical Industries Ltd                                                        77,804
          47,000     Daido Steel Co Ltd                                                                   118,206
          12,000     Daiichi Pharmaceuticals Co Ltd                                                       274,692
           8,000     Dainippon Printing Co Ltd                                                             99,987
          24,000     Daishowa Paper Manufacturing*                                                         77,343
           2,700     Daito Trust Construction Co Ltd                                                       49,145
         277,000     Daiwa Bank                                                                           415,636
          82,000     Daiwa House Industry Co Ltd                                                          538,301
           8,000     Daiwa Kosho Lease Co Ltd                                                              23,053
           4,000     Daiwa Securities Co Ltd                                                               36,523
          13,000     Ezaki Glico Co Ltd                                                                    79,799
          17,000     Fuji Heavy Industries Ltd                                                            125,368
          14,800     Fuji Photo Film Co Ltd                                                               536,255
          12,000     Fukuyama Transporting Co Ltd                                                          45,833
          13,000     General Sekiyu (KK)                                                                   68,272
          13,000     Gunze Ltd                                                                             45,552
          44,000     Hino Motors*                                                                         219,447
          50,000     Hitachi Ltd                                                                          436,933
           4,500     Hokkaido Electric Power                                                               59,465
          14,000     Hokuriku Bank*                                                                        26,736
          17,000     Honda Motor Co Ltd                                                                   665,246
           3,000     House Foods Corp                                                                      35,935
           6,000     INAX Corp                                                                             29,925
          31,000     Ishikawajima-Harima Heavy Industries*                                                 76,644
          18,000     Itoham Foods Inc                                                                      58,621
           8,000     Japan Airport Terminal Co Ltd                                                         75,843
         107,000     Japan Energy Co Ltd*                                                                 177,885
          10,000     Japan Radio Co                                                                        74,172
          26,000     Japan Securities Finance Co                                                           87,335
              52     Japan Tobacco Inc                                                                    366,631
          28,000     Kajima Corp                                                                           75,195
          11,000     Kandenko Co                                                                           52,611
          12,100     Kansai Electric Power                                                                201,056
          76,000     Kawasaki Heavy Industries Ltd*                                                        90,064
           4,000     Kissei Pharmaceutical Co Ltd                                                          77,412

6                See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------


                     JAPAN - CONTINUED
         244,000     Kobe Steel Ltd*                                                                      135,215
          30,000     Komatsu Ltd                                                                          139,904
          77,000     Kubota Corp                                                                          214,007
           6,000     Kuraray Co Ltd                                                                        44,657
          40,700     Kyushu Electric Power Co Inc                                                         578,777
          24,000     Maeda Corp                                                                            88,597
           3,000     Maeda Road Construction                                                               12,328
         151,000     Marubeni Corp*                                                                       299,953
           3,000     Marui Co Ltd                                                                          42,585
          27,000     Mitsubishi Corp                                                                      188,525
           9,000     Mitsubishi Gas Chemical Co Inc                                                        25,781
         244,000     Mitsubishi Heavy Industries*                                                         967,305
          40,000     Mitsubishi Material                                                                   93,440
          80,000     Mitsubishi Motors*                                                                   239,396
          16,000     Mitsubishi Trust & Banking                                                           110,218
           7,000     Mitsui Marine & Fire Insurance                                                        38,015
          35,000     Mitsui Petrochemical Industries Ltd                                                  146,213
          13,000     Mitsui-Soko                                                                           26,710
              36     Mizuho Holding Inc                                                                   220,981
          46,000     Mycal Co Ltd                                                                          80,396
           8,000     New Oji Paper Co Ltd                                                                  40,854
          12,200     Nichiei Co Ltd (Kyoto)*                                                               79,465
          76,000     Nichirei                                                                             294,812
          34,000     Nippon Express Co Ltd                                                                165,224
          13,000     Nippon Hodo Co                                                                        55,748
           5,000     Nippon Kayaku Co Ltd                                                                  24,681
          22,000     Nippon Light Metal                                                                    16,318
           5,000     Nippon Meat Packers Inc                                                               61,341
         191,000     Nippon Oil Co Ltd                                                                    954,227
          68,000     Nippon Shinpan Co                                                                     82,322
          20,000     Nippon Suisan Kaisha Ltd                                                              33,591
          37,000     Nishimatsu Construction                                                              125,231
          64,000     Nissan Motor Co*                                                                     412,498
          23,000     Nisshin Oil Mills Ltd                                                                 68,042
          41,000     Nisshin Steel Co Ltd                                                                  37,751

                 See accompanying notes to the financial statements.           7

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     JAPAN - CONTINUED
          72,000     Nisshinbo Industries Inc                                                             357,253
         209,000     Nissho Iwai Corp*                                                                    212,038
         442,000     NKK Corp*                                                                            354,218
           7,000     NOF Corp                                                                              15,099
           8,000     NTN Corp                                                                              22,439
          19,000     Obayashi Corp                                                                         78,077
          25,000     Odakyu Electric Railway                                                               91,436
          17,000     Okumura Corp                                                                          60,147
           3,000     Ono Pharmaceutical Co Ltd                                                            103,841
          86,000     Onoda Cement Co Ltd                                                                  168,635
          12,000     Onward Kashiyama Co Ltd                                                               98,725
          62,000     Orient Corp*                                                                          71,887
          12,000     Penta Ocean Construction                                                              15,960
           4,900     Promise Co                                                                           324,592
           6,000     Q.P. Corp                                                                             51,307
           5,000     Royal Co Ltd                                                                          45,228
           7,000     Ryosan Co                                                                            106,526
         151,000     Sakura Bank Ltd                                                                      894,710
          18,000     Sankyo Co Ltd                                                                        375,208
          34,000     Sanwa Bank Ltd                                                                       240,300
          40,000     Seino Transportation Co Ltd                                                          163,349
          68,000     Sekisui Chemical                                                                     186,095
          86,000     Sekisui House Ltd                                                                    703,866
          25,200     Shikoku Electric Power                                                               371,678
           2,100     Shimachu Co                                                                           24,188
          36,000     Shimizu Corp                                                                         104,352
           5,000     Shiseido Co Ltd                                                                       49,917
          23,000     Showa Shell Sekiyu                                                                   119,025
          22,000     Snow Brand Milk Products Co Ltd                                                       70,898
           6,000     Stanley Electric Co Ltd                                                               45,117
           4,000     Sumitomo Forestry Co Ltd                                                              22,985
           3,000     Sumitomo Marine & Fire                                                                17,827
         175,000     Sumitomo Metal Industries*                                                           104,438
          21,000     Sumitomo Realty and Development Co Ltd                                               105,452
          72,000     Sumitomo Trust & Banking                                                             507,029

8                See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     JAPAN - CONTINUED
          24,000     Suzuki Motor Corp                                                                    276,840
         130,000     Taisei Corp                                                                          275,971
           3,000     Takashimaya Co Ltd                                                                    20,461
          10,000     Takuma Corp                                                                           64,368
          12,000     Teijin Ltd                                                                            54,631
          55,000     Teikoku Oil Co Ltd                                                                   252,739
           6,000     The Bank of Fukuoka Ltd                                                               26,804
           5,000     Toei Co Ltd                                                                           17,477
          31,000     Tohoku Electric Power Co Inc                                                         433,437
          81,000     Tokai Bank                                                                           353,570
          15,000     Tokyo Gas Co                                                                          40,539
           4,000     Tokyo Steel Manufacturing Co                                                          12,209
          39,500     Tomen Corp *                                                                          36,707
          35,000     Toppan Printing Co Ltd                                                               276,013
          22,000     Toray Industries Inc                                                                  80,464
           9,000     Tostem Corp                                                                          104,352
          18,000     Toyo Seikan Kaisha                                                                   328,403
           5,000     Toyo Suisan Kaisha                                                                    40,496
          47,000     Toyo Trust & Banking Co Ltd                                                          150,262
          76,000     Toyobo Co Ltd                                                                        174,296
           2,000     UNY Co Ltd                                                                            20,120
           8,000     Yamaha Corp                                                                           93,985
           3,000     Yamaha Motor Co                                                                       19,771
         319,000     Yasuda Trust & Banking*                                                              271,964
                                                                                                 -----------------
                                                                                                       23,103,754
                                                                                                 -----------------
                     NETHERLANDS - 3.6%
          20,600     ABN Amro Holdings NV                                                                 452,756
          10,362     Buhrmann NV Maastricht                                                               312,548
          11,960     DSM NV                                                                               448,515
           6,105     Fortis (NL) NV                                                                       176,509
          13,718     Getronics NV                                                                          77,583
           1,475     Gucci Group NV                                                                       130,894
          12,159     ING Groep NV                                                                         839,165
          14,738     KLM-Konin Luchtvaart Mij NV*                                                         352,380
          24,800     Kon Bolswessanen                                                                     310,163

                 See accompanying notes to the financial statements.           9

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     NETHERLANDS - CONTINUED
           2,792     Nedlloyd NV*                                                                          64,188
           3,437     OCE NV                                                                                55,944
          54,861     Royal KPN NV                                                                         673,510
           3,000     Stork NV                                                                              39,865
           1,820     VIB NV                                                                                47,030
                                                                                                 -----------------
                                                                                                        3,981,050
                                                                                                 -----------------
                     NEW ZEALAND - 0.1%
          14,600     Air New Zealand Class B                                                               11,387
          30,400     Lion Nathan Ltd                                                                       62,534
                                                                                                 -----------------
                                                                                                           73,921
                                                                                                 -----------------
                     NORWAY - 4.2%
          12,800     Bergesen d.y. ASA Class A                                                            241,833
           9,050     Bergesen d.y. ASA Class B                                                            158,843
         228,112     Den Norske Bank Class A                                                            1,157,774
           3,000     Elkem AS Class A                                                                      53,997
          20,900     Fred Olsen Energy*                                                                   204,444
             900     Frontline Ltd*                                                                        14,287
          36,510     Kvaerner ASA*                                                                        281,631
           1,400     Leif Hoegh and Co AS*                                                                 11,034
          25,200     Merkantildata ASA*                                                                   109,308
          23,496     Norsk Hydro AS                                                                       998,153
           8,700     Norske Skogindustrier ASA Class A*                                                   333,605
           2,905     Norske Skogindustrier ASA Class B*                                                    89,634
           3,336     Orkla ASA                                                                             66,944
          45,318     Petroleum Geo-Services*                                                              400,237
           9,700     SAS Norge ASA Class B                                                                101,392
           7,400     Smedvig A/S                                                                           83,555
           4,600     Smedvig A/S Class B                                                                   46,283
          23,200     Storebrand                                                                           158,211
          23,400     Tandberg Data ASA*                                                                    46,041
                                                                                                 -----------------
                                                                                                        4,557,206
                                                                                                 -----------------
                     PORTUGAL - 0.5%
         166,480     Electricidade de Portugal SA                                                         494,497
          50,318     Sonae SGPS SA                                                                         62,005
                                                                                                 -----------------
                                                                                                          556,502
                                                                                                 -----------------


10               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     SINGAPORE - 1.3%
         136,000     CapitaLand Ltd*                                                                      207,384
         378,000     Comfort Group                                                                        123,515
          35,564     Haw Par Brothers International Ltd                                                    79,511
          25,000     Hotel Properties Ltd                                                                  21,784
          24,308     Inchcape Berhad                                                                       21,878
         102,000     Jardine Strategic Holdings Ltd                                                       318,240
          58,000     Marco Polo Developments Ltd                                                           63,174
          63,000     Singapore Land Ltd                                                                   137,961
         161,400     Straits Trading Co Ltd                                                               169,320
         141,000     United Overseas Land                                                                 142,261
         184,000     Wing Tai Holdings                                                                    120,248
                                                                                                 -----------------
                                                                                                        1,405,276
                                                                                                 -----------------
                     SPAIN - 0.7%
          13,037     Compania Espanola de Petroleos                                                       134,874
          25,931     Endesa                                                                               443,777
          12,462     Repsol SA                                                                            212,011
                                                                                                 -----------------
                                                                                                          790,662
                                                                                                 -----------------
                     SWEDEN - 3.5%
          13,813     Assi Doman                                                                           263,987
           4,700     Drott AB Class B                                                                      62,112
          10,250     Foreningssparbanken AB Class A                                                       140,147
          25,503     Gambro AB Class A                                                                    176,294
          28,133     Gambro AB Class B                                                                    194,474
          21,977     Mo Och Domsjo AB Class B                                                             659,064
          71,300     Nordbanken Holdings AB                                                               521,866
           1,900     Perstorp AB Class B                                                                   14,196
          31,400     Skandinaviska Enskilda Banken Class A                                                346,335
           6,600     SSAB Swedish Steel Class A                                                            63,403
           9,677     Svenska Cellulosa Class B                                                            222,816
          21,500     Svenska Handelsbanken Class A                                                        360,628
           2,900     Svenska Kullagerfabriken AB                                                           44,663
             772     Sydkraft AB Class C                                                                   15,460
          48,518     Trelleborg AB Class B                                                                372,381
           4,550     Volvo AB Class A                                                                      85,570
          12,800     Volvo AB Class B                                                                     241,374
                                                                                                 -----------------
                                                                                                        3,784,770
                                                                                                 -----------------

                 See accompanying notes to the financial statements.          11

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     SWITZERLAND - 6.0%
           2,644     Ascom Holding AG                                                                     189,432
             365     Baloise Holdings                                                                     388,558
             232     Banque Cantonale Vaudoise (Bearer)                                                    79,092
           1,020     BK Vision AG (Bearer) *                                                              255,776
             504     Ciba Specialty Chemicals AG                                                           33,477
             100     Credit Suisse Holdings (Registered)                                                   18,598
             384     Fischer (George) AG (Registered)                                                     112,226
             295     Givaudan*                                                                             81,020
             100     Helvetia Patria Holding                                                               98,812
              40     Jelmoli (Bearer)                                                                      59,586
             360     Merkur Holding AG (Registered)                                                        70,930
             120     Pargesa Holdings SA (Bearer)                                                         276,196
             250     Pharma Vision *                                                                      164,487
             165     Roche Holding AG                                                                   1,418,592
           1,889     SAir Group (Registered)                                                              241,355
             120     Schweizerische Industrie-Gesellschaft Holding AG (Registered)                         75,228
             887     Schweizerische Lebensversicherungs-und Rentenanstalt                                 732,414
             153     Sika Finanz AG (Bearer)                                                               45,674
              10     Societe Generale de Surveillance Holding SA (Bearer)                                  11,941
             168     Sulzer Gebrueder AG (Registered)*                                                    115,551
             205     Swiss Reinsurance (Bearer)                                                           429,485
             582     Swisscom AG                                                                          135,519
           3,713     Syngenta AG*                                                                         215,256
           2,486     UBS AG (New Shares) (Registered)                                                     394,815
           1,887     Zurich Financial Services AG                                                         901,308
                                                                                                 -----------------
                                                                                                        6,545,328
                                                                                                 -----------------
                     UNITED KINGDOM - 17.3%
          20,008     Abbey National Plc                                                                   336,756
          24,920     Allied Domecq Plc                                                                    153,647
          69,612     Associated British Food                                                              497,723
          56,020     AWG Plc                                                                              470,226
          64,651     BAA                                                                                  610,741
          14,809     Barclays Plc                                                                         449,165
           8,567     Barratt Development                                                                   42,504
          67,077     Bass Plc                                                                             699,443
          13,696     Billiton Plc                                                                          62,913

12               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     UNITED KINGDOM - CONTINUED
          55,115     Boots Co                                                                             496,810
          97,129     British Airways Plc                                                                  563,489
          36,157     British American Tobacco                                                             290,331
           8,036     British Energy Plc                                                                    28,975
          19,018     British Energy Plc (Deferred Shares) (c)*                                                  -
           8,106     British Telecom Plc                                                                   66,638
          20,898     Cable & Wireless                                                                     226,051
         123,700     Coats Viyella                                                                         79,391
         251,622     Corus Group Plc                                                                      261,289
           6,930     De Vere Group Plc                                                                     30,609
          21,591     Diageo Plc                                                                           218,756
          23,825     Great Portland Estates Plc                                                            96,213
          74,144     Great Universal Stores Plc                                                           584,930
          23,617     Inchcape Plc                                                                         127,731
          22,744     Kingfisher Plc                                                                       162,045
          25,729     Laird Group                                                                          110,581
          49,293     Land Securities                                                                      619,219
         205,956     Lattice Group Plc*                                                                   381,696
         402,496     Marks & Spencer                                                                    1,410,615
             198     Mothercare Plc*                                                                          674
          24,545     National Power*                                                                       84,960
           8,955     Peninsular & Oriental Steam Navigation Co                                             38,811
          59,611     Powergen Plc                                                                         561,410
           7,793     Railtrack Group Plc                                                                  102,841
          10,622     Rank Group Plc                                                                        28,188
          10,048     RMC Group                                                                            112,891
          18,569     Rolls-Royce                                                                           53,696
          32,724     Royal Bank of Scotland Group                                                         717,382
          85,074     Royal & Sun Alliance Insurance Group                                                 644,164
         230,252     Sainsbury (J)                                                                      1,278,512
          61,747     Scottish Hydro-Electric Plc                                                          552,139
         189,883     Scottish Power Plc                                                                 1,307,676
          70,305     Scottish & Newcastle Plc                                                             551,602
          67,301     Severn Trent Plc                                                                     688,190
          38,744     Somerfield Plc*                                                                       54,761


                 See accompanying notes to the financial statements.          13

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES          DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------

                     UNITED KINGDOM - CONTINUED
          23,223     Southwest Water                                                                      214,358
          48,321     Stagecoach Holdings Plc                                                               51,746
          48,291     Tate & Lyle                                                                          174,119
          57,635     Taylor Woodrow Plc                                                                   171,236
          10,277     Tesco                                                                                 38,908
          17,186     Thistle Hotels Plc                                                                    35,197
          39,096     Transport Development Group Plc                                                      124,050
          87,380     United Utilities                                                                     734,719
          55,540     Viglen Technology Plc (Entitlement Letters) (c)*                                           -
          33,238     Whitbread Holdings Plc                                                               313,511
         211,169     Wilson (Connolly) Holdings                                                           609,117
          19,559     Wimpey (George)                                                                       55,007
         104,463     Yorkshire Water                                                                      564,982
                                                                                                 -----------------
                                                                                                       18,943,334
                                                                                                 -----------------

                     TOTAL COMMON STOCKS (Cost $106,866,783)                                          102,233,206
                                                                                                 -----------------

                     PREFERRED STOCKS - 1.3%
                     GERMANY - 0.5%
           2,849     MAN AG 3.27%                                                                          65,106
           2,358     RWE AG 4.46%                                                                          68,630
           9,000     Villeroy & Boch AG (Non Voting) 5.64%                                                104,283
           8,750     Volkswagen AG 3.69%                                                                  286,858
                                                                                                 -----------------
                                                                                                          524,877
                                                                                                 -----------------
                     ITALY - 0.8%
          31,000     Compagnia Assicuratrice Unipol 4.56%                                                  52,026
          26,480     Fiat SPA 3.58%                                                                       444,406
           9,000     IFI - Istituto Finanziario Industries 3.05%                                          297,537
           7,000     Societa Assicuratrice Industriale SPA (SAI) 3.98%                                     55,167
                                                                                                 -----------------
                                                                                                          849,136
                                                                                                 -----------------
                     UNITED KINGDOM - 0.0%
       7,394,640     AWG Plc*                                                                               9,598
                                                                                                 -----------------


                     TOTAL PREFERRED STOCKS (Cost $1,395,426)                                           1,383,611
                                                                                                 -----------------

14               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


    SHARES/
  PAR VALUE($)       DESCRIPTION                                                                 VALUE ($)
--------------------------------------------------------------------------------------------------------------------


                     RIGHTS & WARRANTS - 0.0%
                     AUSTRALIA - 0.0%
           1,770     Franked Income Fund Warrants, Expires 12/31/02*                                        1,577
             141     St. George Bank Ltd Rights, Expires 3/20/01*                                             154
                                                                                                 -----------------
                                                                                                            1,731
                                                                                                 -----------------
                     FRANCE - 0.0%
         155,500     Eurotunnel SA Paris Warrants, Expires 10/31/01*                                        1,430
         155,500     Eurotunnel SA Paris Warrants, Expires 10/31/03*                                        7,150
           3,420     Generale des Eaux Warrants, Expires 5/02/01*                                           5,378
                                                                                                 -----------------
                                                                                                           13,958
                                                                                                 -----------------
                     ITALY - 0.0%
          11,801     Banca Intesa SPA Warrants, Expires 11/15/02*                                          14,868
                                                                                                 -----------------

                     SINGAPORE - 0.0%
         113,800     Asia Food & Properties Ltd Warrants, Expires 7/12/02*                                  2,609
           9,500     Haw Par Brothers International Ltd Warrants, Expires 7/18/01*                         11,001
                                                                                                 -----------------
                                                                                                           13,610
                                                                                                 -----------------

                     TOTAL RIGHTS & WARRANTS (Cost $84,031)                                                44,167
                                                                                                 -----------------

                     SHORT-TERM INVESTMENTS - 5.1%
                     CASH EQUIVALENTS - 4.6%
$      3,800,000     Royal Bank of Canada Time Deposit, 5.50%, due 3/01/01                              3,800,000
       1,250,510     The Boston Global Investment Trust (a)                                             1,250,510
                                                                                                 -----------------
                                                                                                        5,050,510
                                                                                                 -----------------
                     U.S. GOVERNMENT - 0.5%
$        550,000     U.S. Treasury Bill, 5.11%, due 11/29/01 (b)                                          531,648
                                                                                                 -----------------


                     TOTAL SHORT-TERM INVESTMENTS (Cost $5,580,135)                                     5,582,158
                                                                                                 -----------------
                     TOTAL INVESTMENTS - 99.9%
                        (COST $113,926,375)                                                           109,243,142
                     Other Assets and Liabilities (net) - 0.1%                                             99,924
                                                                                                 -----------------

                     TOTAL NET ASSETS - 100.0%                                                 $      109,343,066
                                                                                                 =================

                 See accompanying notes to the financial statements.          15

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


-------------------------------------------------------------------------------

                     NOTES TO THE SCHEDULE OF INVESTMENTS:

                     ADR  American Depositary Receipt

                     (a) Represents investment of security lending collateral (Note 1).

                     (b) All or a portion of this security is held as collateral for open futures contracts (Note 6).

                     (c)  Fair valued (Note 1).

                     * Non-income producing security.

16               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

-------------------------------------------------------------------------------

                     At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

                     INDUSTRY SECTOR (UNAUDITED)

                     Banking                                           16.7%
                     Utilities                                          9.9
                     Automotive                                         7.0
                     Energy Services                                    5.8
                     Insurance                                          5.5
                     Services                                           5.4
                     Conglomerates                                      4.5
                     Retail Trade                                       4.2
                     Metals and Mining                                  4.1
                     Construction                                       4.0
                     Consumer Goods                                     3.5
                     Machinery                                          3.5
                     Transportation                                     3.2
                     Food and Beverage                                  2.9
                     Chemicals                                          2.8
                     Real Estate                                        2.7
                     Health Care                                        2.4
                     Paper and Allied Products                          2.1
                     Financial Services                                 2.1
                     Telecommunications                                 1.9
                     Electronic Equipment                               1.4
                     Textiles                                           1.1
                     Aerospace                                          0.2
                     Computers                                          0.2
                     Communications                                     0.1
                     Miscellaneous                                      2.8
                                                       ---------------------
                                                                      100.0%
                                                       ---------------------
                                                       ---------------------

                 See accompanying notes to the financial statements.          17

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
-------------------------------------------------------

ASSETS:

     Investments, at value, including securities on loan of $1,185,382
        (cost $113,926,375) (Note 1)                                        $    109,243,142
     Foreign currency, at value (cost $224,739) (Note 1)                             228,758
     Cash                                                                             98,967
     Receivable for investments sold                                                     778
     Net receivable for open forward foreign currency contracts (Notes 1 and 6)      884,961
     Receivable for variation margin on open futures contracts (Notes 1 and 6)        44,780
     Dividends and interest receivable                                               137,389
     Foreign withholding taxes receivable                                            111,791
     Receivable for expenses waived or borne by Manager (Note 2)                      35,336
                                                                              ---------------

        Total assets                                                             110,785,902
                                                                              ---------------

LIABILITIES:

     Payable upon return of securities loaned (Note 1)                             1,250,510
     Payable to affiliate for (Note 2):
        Management fee                                                                45,146
        Shareholder service fee                                                        9,789
     Accrued expenses                                                                137,391
                                                                              ---------------

        Total liabilities                                                          1,442,836
                                                                              ---------------


NET ASSETS                                                                  $    109,343,066
                                                                              ===============

NET ASSETS CONSIST OF:

     Paid-in capital                                                        $    114,888,005
     Distributions in excess of net investment income                               (448,388)
     Accumulated net realized loss                                                (1,303,244)
     Net unrealized depreciation                                                  (3,793,307)
                                                                              ---------------
                                                                            $    109,343,066
                                                                              ===============

NET ASSETS ATTRIBUTABLE TO:

        Class III Shares                                                    $     49,332,004
                                                                              ===============
        Class IV Shares                                                     $     60,011,062
                                                                              ===============

SHARES OUTSTANDING:

        Class III                                                                  5,334,365
                                                                              ===============
        Class IV                                                                   6,500,668
                                                                              ===============

NET ASSET VALUE PER SHARE:

        Class III                                                           $           9.25
                                                                              ===============
        Class IV                                                            $           9.23
                                                                              ===============

18               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
---------------------------------------------------------------------------------------

INVESTMENT INCOME:

     Dividends (net of foreign tax expense of $356,280)                $     2,919,738
     Interest (including securities lending income of $39,020)                 421,889
                                                                         --------------
        Total income                                                         3,341,627
                                                                         --------------

EXPENSES:

     Management fee (Note 2)                                                   645,488
     Custodian fees                                                            339,382
     Audit fees                                                                 60,679
     Transfer agent fees                                                        42,344
     Legal fees                                                                  3,860
     Trustees fees (Note 2)                                                      1,192
     Registration fees                                                              20
     Miscellaneous                                                               2,660
     Fees waived or borne by Manager (Note 2)                                 (450,137)
                                                                         --------------
                                                                               645,488

     Shareholder service fee - (Note 2)
        Class III                                                               93,308
        Class IV                                                                51,614
                                                                         --------------

        Net expenses                                                           790,410
                                                                         --------------

           Net investment income                                             2,551,217
                                                                         --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:

           Investments                                                       6,994,261
           Closed futures contracts                                         (1,308,768)
           Foreign currency, forward contracts and foreign currency
               related transactions                                          9,346,604
                                                                         --------------
               Net realized gain                                            15,032,097
                                                                         --------------

        Change in net unrealized appreciation (depreciation) on:

           Investments (Note 1)                                              1,415,944
           Open futures contracts                                             (312,370)
           Foreign currency, forward contracts and foreign currency
               related transactions                                           (120,794)
                                                                         ==============
               Net unrealized gain                                             982,780
                                                                         --------------

        Net realized and unrealized gain                                    16,014,877
                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $    18,566,094
                                                                         ==============

                 See accompanying notes to the financial statements.          19

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED           YEAR ENDED
Increase (decrease) in net assets:                                    FEBRUARY 28, 2001    FEBRUARY 29, 2000
                                                                     ------------------   ------------------
Operations:
      Net investment income                                         $         2,551,217  $        4,143,147
      Net realized gain                                                      15,032,097          20,010,581
      Change in net unrealized appreciation (depreciation)                      982,780           8,774,898
                                                                      ------------------   -----------------

      Net increase in net assets resulting from operations                   18,566,094          32,928,626
                                                                      ------------------   -----------------

Distributions to shareholders from:
      Net investment income

         Class III                                                             (957,651)         (2,479,440)
         Class IV                                                            (1,255,613)         (1,769,224)
                                                                      ------------------   -----------------
         Total distributions from net investment income                      (2,213,264)         (4,248,664)
                                                                      ------------------   -----------------

      In excess of net investment income
         Class III                                                                    -            (703,048)
         Class IV                                                                     -            (501,666)
                                                                      ------------------   -----------------
         Total distributions in excess of net investment income                       -          (1,204,714)
                                                                      ------------------   -----------------

      Net realized gains

         Class III                                                          (10,859,963)         (2,379,277)
         Class IV                                                           (11,822,778)         (3,607,975)
                                                                      ------------------   -----------------
         Total distributions from net realized gains                        (22,682,741)         (5,987,252)
                                                                      ------------------   -----------------

                                                                            (24,896,005)        (11,440,630)
                                                                      ------------------   -----------------

Net share transactions - (Note 5)
         Class III                                                          (23,729,885)        (30,221,889)
         Class IV                                                            11,822,778         (70,092,083)
                                                                      ------------------   -----------------
         Decrease in net assets resulting from
                net share transactions                                      (11,907,107)       (100,313,972)
                                                                      ------------------   -----------------


      Total decrease in net assets                                          (18,237,018)        (78,825,976)

NET ASSETS:

      Beginning of period                                                   127,580,084         206,406,060
                                                                      ------------------   -----------------


      End of period (including distributions in excess of net
         investment income of $448,388 and $2,037,299,
         respectively)                                              $       109,343,066  $      127,580,084
                                                                      ==================   =================

20               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
----------------------------------------------------------


                                                                     YEAR ENDED FEBRUARY 28/29,
                                               ------------------------------------------------------------------------
                                                  2001          2000            1999            1998           1997
                                               -----------    ----------     -----------     -----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $      10.04   $      9.28    $      11.92     $     12.68     $     11.54
                                               -----------    ----------     -----------     -----------     ----------

Income from investment operations:

  Net investment income                              0.23+          0.23+          0.23+           0.27+           0.22
  Net realized and unrealized gain (loss)            1.34           1.26          (0.36)(c)        1.72            1.63
                                               -----------    ----------     -----------     -----------     ----------

        Total from investment operations              1.57          1.49          (0.13)           1.99            1.85
                                               -----------    ----------     -----------     -----------     ----------

Less distributions to shareholders from:

     Net investment income                          (0.21)         (0.33)         (0.08)          (0.27)          (0.28)
     In excess of net investment income                 -          (0.09)         (0.21)              -               -
     Net realized gains                             (2.15)         (0.31)         (2.22)          (2.48)          (0.43)
                                               -----------    ----------     -----------     -----------     ----------

        Total distributions                         (2.36)         (0.73)         (2.51)          (2.75)          (0.71)
                                               -----------    ----------     -----------     -----------     ----------

NET ASSET VALUE, END OF PERIOD               $       9.25   $     10.04    $       9.28    $      11.92    $     12.68
                                               ===========    ==========     ===========     ===========     ==========

TOTAL RETURN (a)                                   16.69%        15.86%           (1.84%)         17.98%         16.55%

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)       $     49,332   $    75,054    $     97,450    $    207,653    $   581,099
     Net expenses to average
        daily net assets                            0.69%         0.69%           0.69%           0.69%          0.72%  (b)
     Net investment income to average
        daily net assets                            2.23%         2.25%           2.07%           2.15%          2.25%
     Portfolio turnover rate                          39%           68%             68%             96%            84%
     Fees and expenses voluntarily waived
        or borne by the Manager consisted
        of the following per share amounts:  $       0.04   $      0.03    $       0.05    $       0.05    $      0.04

 +  Computed using average shares outstanding throughout the period.

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .03% of average daily net assets.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

                 See accompanying notes to the financial statements.          21

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28/29,
                                               --------------------------------------------------------------------------------
                                                    2001               2000                   1999                  1998*
                                               ---------------     --------------        ---------------        ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $          10.03    $          9.27       $          11.92       $          10.87
                                               ---------------     --------------        ---------------        ---------------

Income from investment operations:

  Net investment income                                  0.21+              0.29+                  0.24+                  0.01+
  Net realized and unrealized gain (loss)                1.36               1.21                  (0.36)(b)               1.04
                                               ---------------     --------------        ---------------        ---------------


    Total from investment operations                     1.57               1.50                  (0.12)                  1.05
                                               ---------------     --------------        ---------------        ---------------

Less distributions to shareholders from:

     Net investment income                              (0.22)             (0.34)                 (0.09)                     -
     In excess of net investment income                     -              (0.09)                 (0.22)                     -
     Net realized gains                                 (2.15)             (0.31)                 (2.22)                     -
                                               ---------------     --------------        ---------------        ---------------

        Total distributions                             (2.37)             (0.74)                 (2.53)                     -
                                               ---------------     --------------        ---------------        ---------------

NET ASSET VALUE, END OF PERIOD               $           9.23    $         10.03       $           9.27       $          11.92
                                               ===============     ==============        ===============        ================

TOTAL RETURN (a)                                       16.72%             15.94%                 (1.79%)                 9.66%***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)       $         60,011    $        52,526       $        108,956       $        362,829
     Net expenses to average
           daily net assets                             0.63%              0.63%                  0.63%                  0.63%**
     Net investment income to average
           daily net assets                             2.03%              2.81%                  2.17%                  0.72%**
     Portfolio turnover rate                              39%                68%                    68%                    96%
     Fees and expenses voluntarily waived
           or borne by the Manager consisted
           of the following
           per share amounts:                $           0.04    $          0.03       $           0.05       $           0.01

*    Period from January 9, 1998 (commencement of operations) to
     February 28, 1998.
**   Annualized.
***  Not annualized.
+    Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

22               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
1.       SIGNIFICANT ACCOUNTING POLICIES

         GMO Currency Hedged International Equity Fund (the "Fund"), formerly GMO Currency Hedged International Core Fund, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

         The Fund seeks high total return through investment in equity securities of non-U.S. issuers and through management of the Fund's foreign currency positions. The Fund's benchmark is the MSCI EAFE Index (Hedged).

         The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

         The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         PORTFOLIO VALUATION
         Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

         FOREIGN CURRENCY TRANSLATION
         The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
         changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

         FORWARD CURRENCY CONTRACTS
         The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

         OPTIONS
         The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

         The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
         the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

         FUTURES CONTRACTS
         The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

         SWAP AGREEMENTS
         The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2001, there were no open swap agreements.

         SECURITY LENDING
         The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
         with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $1,185,382 collateralized by cash in the amount of $1,250,510 which was invested in a short-term instrument.

         TAXES
         The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

         Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

         The Fund has elected to defer to March 1, 2001 post-October capital losses of $328,466.

         The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

         DISTRIBUTIONS TO SHAREHOLDERS
         The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

         Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency and passive foreign investment company transactions, foreign taxes and differing treatments for redemptions in-kind. Gross gains resulting from such in-kind transactions amounted to $38,175.

         The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

               Accumulated
             Undistributed Net           Accumulated Net Realized
             Investment Income                 Gain/(Loss)                 Paid-in Capital
          ------------------------      --------------------------      ---------------------
               $1,250,958                       $(1,039,407)                   $(211,551)

         Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
         Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

         ALLOCATION OF OPERATING ACTIVITY
         The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

         PURCHASES AND REDEMPTIONS OF FUND SHARES
         Effective October 13, 2000, the fund no longer charges a premium on purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .60% of the amount invested. All purchase premiums were paid to and recorded by the Fund as paid-in capital. These fees were allocated relative to each class' net assets on the share transaction date. For the year ended February 29, 2000 and the period March 1, 2000, through October 12, 2000, the Fund received $6,609 and $19 in purchase premiums, respectively. There was no premium for cash redemptions or reinvested distributions.

         INVESTMENT RISK
         There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
2.       FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .09% for Class IV shares.

         GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

         The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $1,192. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.       PURCHASES AND SALES OF SECURITIES

         Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $43,940,418 and $70,178,722, respectively.

         At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                     Gross Unrealized      Gross Unrealized        Net Unrealized
              Aggregate Cost           Appreciation           Depreciation          Depreciation
         ------------------------   -----------------      ------------------      --------------
               $115,309,093             $7,788,188            $13,854,139            $6,065,951

4.       PRINCIPAL SHAREHOLDERS

         At February 28, 2001, 74.65% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
5.       SHARE TRANSACTIONS

         The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                            Year Ended                  Year Ended
Class III:                                               February 28, 2001           February 29, 2000
                                                   ---------------------------  ---------------------------
                                                       Shares        Amount         Shares        Amount
                                                   -------------  ------------  ------------  -------------
Shares sold                                            85,017       $776,898      1,086,050    $10,842,254

Shares issued to shareholders in
reinvestment of distributions                       1,237,611     11,675,143        461,723      4,817,120

Shares repurchased
                                                   (3,462,680)   (36,181,926)    (4,578,895)   (45,881,263)
                                                   ----------   ------------     ----------   ------------
Net decrease                                       (2,140,052)  $(23,729,885)    (3,031,122)  $(30,221,889)
                                                   ==========   ============     ==========   ============

                                                            Year Ended                  Year Ended
Class IV:                                                February 28, 2001           February 29, 2000
                                                   ---------------------------  ---------------------------
                                                       Shares        Amount         Shares        Amount
                                                   -------------  ------------  ------------  -------------
Shares sold                                                --   $         --             --   $         --
Shares issued to shareholders in
reinvestment of distributions                       1,264,726     11,822,778        345,952      3,649,790

Shares repurchased                                         --             --     (6,862,374)   (73,741,873)
                                                   ----------   ------------     ----------   ------------

Net increase (decrease)                             1,264,726   $ 11,822,778     (6,516,422)  $(70,092,083)
                                                   ==========   ============     ==========   ============

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
6.       FINANCIAL INSTRUMENTS

         A summary of outstanding financial instruments at February 28, 2001 is as follows:

         FORWARD CURRENCY CONTRACTS

                                                                                         Net Unrealized
             Settlement                              Units                                Appreciation
               Date         Deliver/Receive       of Currency            Value           (Depreciation)
           --------------  ------------------  ------------------    --------------   --------------------
           Buys
               04/27/01           AUD               7,455,997         $ 3,905,993         $  (196,340)
               04/27/01           CAD              14,461,592           9,448,159            (236,441)
               03/23/01           CHF              20,441,896          12,218,125              153,048
               03/23/01           DKK              51,271,835           6,316,141              113,446
               03/23/01           EUR              71,339,134          65,623,458            1,428,628
               03/23/01           GBP              28,379,661          40,921,911            (966,183)
               04/27/01           HKD             155,519,289          19,943,868             (33,004)
               04/27/01           JPY           3,235,491,394          27,794,909          (2,458,619)
               03/23/01           NOK             166,237,320          18,563,713              115,246
               04/27/01           NZD              17,866,645           7,641,493              205,518
               03/23/01           SEK             297,941,093          30,311,715          (1,804,839)
               04/27/01           SGD               9,024,080           5,198,952             (70,913)
                                                                                        -------------
                                                                                        $  (3,750,453)
                                                                                        =============

           Sales
               04/27/01           AUD              11,549,185         $ 6,050,302         $   287,535
               04/27/01           CAD              14,910,486           9,741,433             241,100
               03/23/01           CHF              28,322,141          16,928,150            (173,912)
               03/23/01           DKK              45,740,224           5,634,706            (113,176)
               03/23/01           EUR             103,895,024          95,570,977          (1,517,794)
               03/23/01           GBP              45,350,851          65,393,433           1,366,778
               04/27/01           HKD             194,108,066          24,892,511              46,054
               04/27/01           JPY           6,462,831,635          55,519,794           4,189,009
               03/23/01           NOK             188,368,436          21,035,093            (143,356)
               04/27/01           NZD              15,370,737           6,574,003            (357,662)
               03/23/01           SEK             304,464,438          30,975,382             721,156
               04/27/01           SGD               9,269,944           5,340,598              89,682
                                                                                        -------------
                                                                                        $   4,635,414
                                                                                        =============

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Currency Abbreviations:

      AUD    Australian Dollar                  HKD    Hong Kong Dollar
      CAD    Canadian Dollar                    JPY    Japanese Yen
      CHF    Swiss Franc                        NOK    Norwegian Kroner
      DKK    Danish Krona                       NZD    New Zealand Dollar
      EUR    Euro                               SEK    Swedish Krona
      GBP    British Pound                      SGD    Singapore Dollar

         FUTURES CONTRACTS

                                                                                             Net Unrealized
                  Number of                                                     Contract       Appreciation
                  Contracts             Type              Expiration Date        Value        (Depreciation)
               ---------------     ----------------      ------------------   ------------   ----------------
               Buys
                          16       Eurex Deuschland         March 2001         $2,285,942    $    (158,061)
                          46           SFE SPI              March 2001          2,007,835           28,149
                           7          TSE TOPIX             March 2001            739,716          (36,476)
                                                                                             -------------
                                                                                             $    (166,388)
                                                                                             =============

               Sales
                          30            CAC 40              March 2001         $1,481,476    $    139,718
                          12         NEW FTSE 100           March 2001          1,021,113          43,438
                                                                                             -------------
                                                                                             $    183,156
                                                                                             =============

               At February 28, 2001, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Currency Hedged International Equity Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") (a series of GMO Trust) (formerly GMO Currency Hedged International Core Fund) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 17.70% as net capital gain dividends.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO ASIA FUND
(A Series of GMO Trust)

PORTFOLIO MANAGEMENT
--------------------

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

The Class III shares of the GMO Asia Fund returned -27.5% for the fiscal year ended February 28, 2001. The Fund's benchmark, the GMO Asia 7 Index, returned -31.2% during the same period.

Despite improving fundamentals, 2000 was a disappointing year for Asian markets. Political turmoil in Indonesia and the Philippines, a major sell-off on NASDAQ and growing worries of a global recession combined to cause sharply negative returns.

Our outperformance for the year was equally divided between stock and country selection. Our 12 percent underweight of Taiwan added 0.8% as the global technology crash hit this market hardest. Only Indonesia (5 percent overweight) performed more poorly for the year.

Our out-of-benchmark bet on Singaporean banks added 1.2% as these defensive names actually gained 4% in a region that was down over 30%. Our 13 percent position in value stocks also proved to be profitable, as this sector outperformed the index by 2.6% for the year.

OUTLOOK
-------

Lower interest rates and higher domestic demand in Asia will lead to better earnings for many companies. On the other hand, lower U.S. demand for technology products will not be good for companies (and markets) that are heavily weighted in the technology sector. As a result, we prefer companies and markets that are less exposed to the global technology cycle and more driven by domestic demand.

The Asian countries most associated with technology are Korea, Taiwan and India. After being underweight over the last year, our models have become less negative on Korea and so we have been adding to our weight there. Taiwan and India still look unattractive and we are heavily underweight both countries.

The Chinese government has embarked upon a process of privatization. Given that most foreign investment banks are bidding to get a piece of the privatization of China Telecom (and others), it is difficult to find a research piece that is negative on China. Asian analysts privately tell us that they are not allowed to publish what they believe. Needless to say, it is not positive. We will adhere to our model and remain heavily underweight in China.

Our largest overweight positions are in Thailand, Indonesia and the Philippines. In all three countries, the political situation has overshadowed improving economic fundamentals and equity markets are pricing in nothing but gloom and doom.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO ASIA FUND CLASS III SHARES AND THE MSCI EMF ASIA INDEX
                            AS OF FEBRUARY 28, 2001

   Date               Asia Fund-III           MSCI EMF Asia             GMO Asia 7
 2/18/1998               $9,880                 $10,000                 $10,000
 3/31/1998              $10,423                 $10,690                 $11,030
 6/30/1998               $6,797                  $7,144                  $6,789
 9/30/1998               $5,522                  $6,122                  $6,233
12/31/1998               $8,440                  $8,189                  $9,720
 3/31/1999               $8,380                  $9,096                  $9,560
 6/30/1999              $13,395                 $12,725                 $15,262
 9/30/1999              $10,735                 $11,748                 $12,641
12/31/1999              $14,137                 $13,872                 $16,220
 3/31/2000              $13,257                 $14,480                 $15,974
 6/30/2000              $10,854                 $12,521                 $13,754
 9/30/2000               $9,268                  $9,750                 $11,074
12/31/2000               $8,360                  $8,075                  $9,509
 2/28/2001               $9,243                  $9,072                 $10,662

------------------------------
Average Annual Total Returns
------------------------------
                     Since
  1 Year           Inception
------------------------------
                    2/18/98
 -28.61%            -2.57%
------------------------------


             ---------------------------------------------------
                 _____ GMO Asia Fund
                 ----- MSCI EMF Asia Index
                 -- -- GMO Asia 7 Index
              ---------------------------------------------------

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 120 bp on the purchase and 40 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                    VALUE ($)
-------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 97.4%
               CHINA - 0.9%
    21,200     CNOOC Ltd ADR*                                                                   361,460
 2,764,000     Denway Investment Ltd*                                                           659,116
    81,000     Shanghai New Asia Group*                                                          34,587
                                                                                      -----------------
                                                                                              1,055,163
                                                                                      -----------------
               INDONESIA - 20.8%
 4,165,000     Astra International Tbk*                                                         866,607
88,369,000     Bank Internasional Indonesia*                                                    224,230
12,243,000     Citra Marga Nusaphala Persad*                                                    621,314
 4,582,500     Gudang Garam                                                                   6,488,288
    50,820     Gulf Indonesia Resources Ltd ADR*                                                482,282
 2,293,000     HM Sampoerna                                                                   3,316,443
20,034,500     Indah Kiat Pulp & Paper *                                                        925,217
16,985,000     Indofood Sukses Makmur Tbk*                                                    1,594,633
 5,881,000     Indorama Synthetics                                                              358,143
   600,000     Indosat Tbk                                                                      639,432
 1,750,000     International Nickel*                                                          1,394,316
13,202,680     Kalbe Farma*                                                                     428,811
 4,839,000     PT Bimantara Citra*                                                              613,930
 8,880,000     PT Multipolar Corp Tbk*                                                          301,934
 1,487,000     Semen Gresik                                                                     958,381
    93,200     Telekomunikasi Indonesia Class B ADR                                             541,492
13,258,000     Telekomunikasi Tbk                                                             3,936,021
                                                                                      -----------------
                                                                                             23,691,474
                                                                                      -----------------
               KOREA - 7.7%
   182,225     Daesang Corp                                                                     195,433
   161,800     Hankook Tire Co Ltd                                                              281,257
    99,310     Hanwha Corp                                                                      245,484
     9,000     Housing & Commercial Bank                                                        196,276
    50,250     Hyundai Electronics Industries*                                                  150,257
   116,000     Hyundai Merchant Marine*                                                         271,015
    17,000     Kookmin Bank                                                                     245,355
    25,190     Korea Computer Inc                                                               318,365
    27,000     Korea Electric Power Corp                                                        553,305
     5,000     Korea Electric Power Corp ADR                                                     54,500
    79,152     Korean Air Lines                                                                 489,138
    28,000     LG Cable & Machinery Ltd                                                         277,968
    45,500     LG Electronics Co                                                                515,190
    53,000     LG Engineering & Construction Ltd                                                256,527

              See accompanying notes to the financial statements.             1

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

  SHARES      DESCRIPTION                                                                    VALUE ($)
------------------------------------------------------------------------------------------------------
               KOREA - CONTINUED
    49,150     Poongsan Corp                                                                    278,259
   273,000     Saehan Industries*                                                               349,386
    26,600     Sam Yang                                                                         226,952
    37,000     Samsung Corp                                                                     210,948
     6,350     Samsung Electronics                                                              946,854
    20,000     Shin Young Securities Co                                                         223,268
    33,382     SK Corp                                                                          396,613
    40,290     SK Global                                                                        293,959
     2,415     SK Telecom                                                                       409,208
    13,500     SK Telecom ADR                                                                   263,115
    22,000     Tae Young Corp                                                                   573,638
    89,252     Tai Han Electric Wire                                                            560,805
                                                                                      -----------------
                                                                                              8,783,075
                                                                                      -----------------
               MALAYSIA - 11.2%
 1,166,600     Affin Holdings Berhad                                                            417,520
    76,000     British American Tobacco Berhad                                                  770,000
    10,000     Cement Industries of Malaysia Berhad                                               4,289
   850,000     Cold Storage*                                                                    149,868
   349,000     Gamuda Berhad                                                                    365,532
   222,000     Genting Berhad                                                                   601,737
 1,240,000     Highlands and Lowlands Berhad                                                    730,947
   697,000     Hong Leong Bank Berhad                                                           612,626
   759,000     IJM Corp Berhad Class A                                                          589,224
   594,000     IOI Corp Berhad                                                                  376,721
   616,000     Kuala Lumpur Kepong Berhad                                                       729,474
   230,733     MAA Holdings Berhad                                                              278,094
 1,321,000     Magnum Corp Berhad                                                               524,924
   168,000     Malakoff Berhad                                                                  435,474
   243,100     Malayan Banking Berhad                                                           914,824
   482,000     Malaysian International Shipping (Foreign Registered)                            818,132
   223,100     Malaysian Oxygen Berhad                                                          587,105
   459,217     Nylex Berhad                                                                     167,977
   532,000     Sime Darby Berhad                                                                672,000
 8,594,000     Tan Chong International Ltd                                                    1,090,791
   426,000     Tanjong                                                                          795,947
   224,000     Tenaga Nasional Berhad                                                           748,632
   380,000     United Engineers                                                                 342,000
                                                                                      -----------------
                                                                                             12,723,838
                                                                                      -----------------

 2              See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                    VALUE ($)
-------------------------------------------------------------------------------------------------------
               PHILIPPINES - 20.9%
11,878,570     Aboitiz Equity Ventures Inc *                                                    388,574
11,420,756     Ayala Corp                                                                     1,820,700
 5,484,000     Ayala Land Inc                                                                   726,658
32,044,000     Benpres Holdings Corp*                                                         2,056,654
   697,495     Equitable Banking Corp                                                           794,249
 1,702,600     First Philippine Holdings*                                                       828,387
 3,266,319     Ionics Circuits Inc                                                              879,133
 1,245,200     La Tondena Distillers Inc                                                        966,770
 2,258,000     Manila Electric Class B *                                                      2,875,093
38,040,000     Megaworld Corp*                                                                  700,944
   205,100     Metropolitan Bank & Trust Co*                                                    925,710
18,763,044     Petron Corp *                                                                    722,552
   341,770     Philippine Long Distance Telephone                                             5,625,407
 1,360,250     San Miguel Corp Class B                                                        1,647,508
19,113,000     SM Prime Holdings                                                              2,809,571
                                                                                      -----------------
                                                                                             23,767,910
                                                                                      -----------------
               SINGAPORE - 4.0%
   148,000     DBS Group Holdings Ltd                                                         1,671,406
   273,000     Oversea-Chinese Banking Corp                                                   2,050,161
   174,405     Overseas Union Bank                                                              819,835
                                                                                      -----------------
                                                                                              4,541,402
                                                                                      -----------------
               TAIWAN - 5.2%
   214,000     Acer Communications & Multimedia Inc                                             269,278
 1,248,000     Ambassador Hotel*                                                                362,690
   544,000     Asia Cement Corp                                                                 279,190
    58,000     Asustek Computer Inc                                                             257,320
 2,553,000     Chia Hsin Food & Synthetic*                                                      445,956
   388,000     China Trust Commercial Bank*                                                     310,688
   383,000     First Bank                                                                       298,395
   843,000     Formosa Taffeta Co                                                               422,217
 1,259,000     Formosan Rubber Group Inc*                                                       373,671
    46,000     Hon Hai Precision Industry Co Ltd                                                285,856
 2,006,800     Pacific Construction*                                                            338,138
   503,000     Taiwan Cement Corp                                                               253,483
   350,000     Taiwan Semiconductor*                                                            973,875
   733,000     Teco Electric & Machinery                                                        453,239
     6,350     United Microelectronics ADR*                                                      61,024
   342,000     United Microelectronics*                                                         560,396
                                                                                      -----------------
                                                                                              5,945,416
                                                                                      -----------------

              See accompanying notes to the financial statements.             3

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                    VALUE ($)
-------------------------------------------------------------------------------------------------------
               THAILAND - 26.7%
   967,200     Advance Agro Public Co Ltd (Foreign Registered)*                                 314,464
   437,100     Advanced Info Service Public Co Ltd (Foreign Registered)*                      5,278,495
 1,162,100     Ban Pu Coal Public Co Ltd (Foreign Registered)                                   539,758
 3,685,700     Bangchak Petroleum Public Co Ltd (Foreign Registered)*                           410,854
 1,376,600     Bangkok Bank Pcl (Foreign Registered) *                                        1,838,237
 5,831,300     Bangkok Expressway Public Co Ltd (Foreign Registered)                          1,489,649
     2,000     Bangkok Land Co Ltd (Foreign Registered) (b)*                                        165
 4,821,400     Bank of Ayudhya Pcl (Foreign Registered) *                                       962,936
 3,923,000     Cogeneration Public Co Ltd (Foreign Registered)*                               1,503,240
 1,399,320     CP Feedmill Public Co Ltd (Foreign Registered)                                 1,381,122
   281,485     Delta Electronics Public Co Ltd (Foreign Registered) (b)                       1,359,705
 3,064,200     Electricity Generating Public Co Ltd (Foreign Registered)                      2,775,286
 4,213,000     Industrial Finance Corp of Thailand (Foreign Registered) *                       909,914
 1,872,000     Krung Thai Bank Public Co Ltd (Foreign Registered)*                              597,771
 1,376,000     National Petrochemical (Foreign Registered)                                    1,126,428
   625,200     PTT Exploration & Production Public Co Ltd (Foreign Registered)                1,568,082
   345,352     Shinawatra Computer Public Co Ltd (Foreign Registered) *                       1,652,172
 2,675,300     Siam Commercial Bank Pcl (Foreign Registered)*                                 1,879,420
   385,000     Siam Makro Co Ltd (Foreign Registered)                                           549,872
   822,000     Siam Panich Leasing Ltd (Foreign Registered)*                                    448,607
 4,343,000     Tanayong Co Ltd (Foreign Registered) (b)*                                        273,329
 1,823,100     Telecomasia Corp Public Co Ltd (Foreign Registered)*                           1,047,880
 3,598,200     Thai Military Bank (Foreign Registered)*                                         752,062
 3,848,000     Thai Petrochemical (Foreign Registered) (c)*                                     366,391
   792,000     Tisco Finance Pcl (Foreign Registered)*                                          340,269
   946,400     United Communication Industries (Foreign Registered)*                            967,060
                                                                                      -----------------
                                                                                             30,333,168
                                                                                      -----------------

               TOTAL COMMON STOCKS (Cost $129,392,895)                                      110,841,446
                                                                                      -----------------
               PREFERRED STOCKS - 1.3%
               KOREA - 1.3%
    49,100     LG Electronics 17.18%                                                            263,490
    19,900     Samsung Electronics (Non Voting) 3.70%                                         1,251,981
                                                                                      -----------------
                                                                                              1,515,471
                                                                                      -----------------

               TOTAL PREFERRED STOCKS (Cost $1,032,662)                                       1,515,471
                                                                                      -----------------

4              See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

  SHARES/
PAR VALUE ($)  DESCRIPTION                                                                    VALUE ($)
-------------------------------------------------------------------------------------------------------
               DEBT OBLIGATIONS - 0.2%
               U.S. GOVERNMENT - 0.2%
$  249,335     U.S. Treasury Inflation Indexed Note, 3.875%, due 1/15/09 (a)                   259,154
                                                                                     -----------------

               TOTAL DEBT OBLIGATIONS (Cost $244,365)                                          259,154
                                                                                     -----------------
               RIGHTS & WARRANTS - 0.1%
               MALAYSIA - 0.0%
   162,600     Affin Holdings Berhad Warrants, Expires 7/08/05*                                  13,693
   120,200     IJM Corp Berhad Warrants, Expires 8/24/04*                                        23,882
                                                                                      -----------------
                                                                                                 37,575
                                                                                      -----------------
               THAILAND - 0.1%
   247,600     Banpu Public Co Ltd Warrants, Expires 1/14/03*                                    23,575
   268,320     Charoen Pokphand Foods Public Co Ltd Warrants, Expires 6/30/02*                   21,186
   480,663     Telecomasia Corp Public Co Ltd Warrants, Expires 12/31/49 (b)*                    64,187
                                                                                      -----------------
                                                                                                108,948
                                                                                      -----------------

               TOTAL RIGHTS & WARRANTS (Cost $16,319)                                           146,523
                                                                                      -----------------
               SHORT-TERM INVESTMENTS - 0.6%
               CASH EQUIVALENTS - 0.6%
$  700,000     Wachovia Bank Time Deposit, 5.46%, due 3/01/01                                   700,000
                                                                                      -----------------

               TOTAL SHORT-TERM INVESTMENTS (Cost $700,000)                                     700,000
                                                                                      -----------------
               TOTAL INVESTMENTS - 99.6%
                  (Cost $131,386,241)                                                       113,462,594

               OTHER ASSETS AND LIABILITIES (NET) - 0.4%                                        464,569
                                                                                      -----------------

               TOTAL NET ASSETS - 100.0%                                              $     113,927,163
                                                                                      ==================

              See accompanying notes to the financial statements.             5

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

-------------------------------------------------------------------------------

                           NOTES TO THE SCHEDULE OF INVESTMENTS:

                      ADR American Depositary Receipt

                      (a) All or a portion of this security is held as
                          collateral for open swap contracts (Note 6).

                      (b) Fair valued (Note 1).

                      (c) Bankrupt issuer.

                      *   Non-income producing security.


6              See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

-------------------------------------------------------------------------------

At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

                  INDUSTRY SECTOR (UNAUDITED)

                  Telecommunications                        18.8%
                  Banking                                   11.0
                  Food and Beverage                         10.2
                  Electronic Equipment                       8.4
                  Utilities                                  8.3
                  Financial Services                         7.2
                  Real Estate                                5.6
                  Consumer Goods                             4.1
                  Construction                               3.9
                  Energy Services                            3.5
                  Transportation                             2.7
                  Services                                   2.4
                  Chemicals                                  2.1
                  Conglomerates                              1.8
                  Automotive                                 1.8
                  Paper and Allied Products                  1.5
                  Textiles                                   1.2
                  Health Care                                0.8
                  Metals and Mining                          0.2
                  Insurance                                  0.2
                  Machinery                                  0.1
                  Miscellaneous                              4.2
                                                      -----------
                                                           100.0%
                                                      ===========

              See accompanying notes to the financial statements.             7

GMO ASIA FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $131,386,241) (Note 1)                   $  113,462,594
  Foreign currency, at value (cost $546,105) (Note 1)                         546,202
  Cash                                                                         51,664
  Receivable for Fund shares sold                                               7,500
  Dividends and interest receivable                                           331,375
  Receivable for expenses waived or borne by Manager (Note 2)                   6,244
                                                                        -------------
    Total assets                                                          114,405,579
                                                                        -------------
LIABILITIES:
  Payable for open swap contracts (Notes 1 and 6)                               6,607
  Payable for investments purchased                                           250,524
  Payable to affiliate for (Note 2):
    Management fee                                                             72,558
    Shareholder service fee                                                    13,437
  Accrued expenses                                                            135,290
                                                                        -------------
    Total liabilities                                                         478,416
                                                                        -------------
NET ASSETS                                                             $  113,927,163
                                                                        =============

NET ASSETS CONSIST OF:
  Paid-in capital                                                      $  143,115,440
  Accumulated undistributed net investment income                           1,197,394
  Accumulated net realized loss                                           (12,462,874)
  Net unrealized depreciation                                             (17,922,797)
                                                                        -------------
                                                                       $  113,927,163
                                                                        =============

NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                            $  113,927,163
                                                                        =============

SHARES OUTSTANDING - CLASS III                                             14,477,125
                                                                        =============

NET ASSET VALUE PER SHARE - CLASS III                                  $         7.87
                                                                        =============

8             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign tax expense of $365,161)                   $    2,312,825
  Interest                                                                    417,153
                                                                        -------------
    Total income                                                            2,729,978
                                                                        -------------
EXPENSES:
  Management fee (Note 2)                                                     877,149
  Custodian fees                                                              372,219
  Audit fees                                                                   44,696
  Transfer agent fees                                                          27,285
  Legal fees                                                                    4,777
  Trustees fees (Note 2)                                                        1,101
  Registration fees                                                                22
  Miscellaneous                                                                 1,196
  Fees waived or borne by Manager (Note 2)                                    (79,077)
                                                                        -------------
                                                                            1,249,368
  Shareholder service fee - Class III (Note 2)                                162,435
                                                                        -------------
    Net expenses                                                            1,411,803
                                                                        -------------
      Net investment income                                                 1,318,175
                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments                                                           (11,135,011)
    Closed swap contracts                                                  (1,484,456)
    Foreign currency, forward contracts and foreign currency related
      transactions                                                           (107,375)
                                                                        -------------
        Net realized loss                                                 (12,726,842)
                                                                        -------------

  Change in net unrealized appreciation (depreciation) on:
    Investments (Note 1)                                                  (24,184,224)
    Open swap contracts                                                       614,803
    Foreign currency, forward contracts and foreign currency related
      transactions                                                             13,133
        Net unrealized loss                                               (23,556,288)
                                                                        -------------
  Net realized and unrealized loss                                        (36,283,130)
                                                                        -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  (34,964,955)
                                                                        =============

              See accompanying notes to the financial statements.             9

GMO ASIA FUND
(A SERIES OF GMO TRUST)


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                         YEAR ENDED                YEAR ENDED
                                                                      FEBRUARY 28, 2001         FEBRUARY 29, 2000
                                                                      -----------------         -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                                $    1,318,175            $      247,305
  Net realized gain (loss)                                                (12,726,842)               26,435,103
  Change in net unrealized appreciation (depreciation)                    (23,556,288)               20,620,338
                                                                        -------------             -------------
  Net increase (decrease) in net assets resulting
    from operations                                                       (34,964,955)               47,302,746
                                                                        -------------             -------------

Distributions to shareholders from:
  Net investment income - Class III                                           (77,141)                 (220,569)
  Net realized gains - Class III                                          (11,947,432)               (3,424,176)
  In excess of net realized gains - Class III                                  (9,385)                        -
                                                                        -------------             -------------
                                                                          (12,033,958)               (3,644,745)
                                                                        -------------             -------------

Net share transactions - Class III (Note 5)                                41,708,027                (1,843,973)
                                                                        -------------             -------------

  Total increase (decrease) in net assets                                  (5,290,886)               41,814,028

NET ASSETS:
  Beginning of period                                                     119,218,049                77,404,021
                                                                        -------------             -------------
  End of period (including accumulated
    undistributed net investment income of $1,197,394
    and $73,119, respectively)                                         $  113,927,163            $  119,218,049
                                                                        =============             =============

10            See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                YEAR ENDED FEBRUARY 28/29,
                                                               -------------------------------------------------------------
                                                                  2001              2000             1999            1998*
                                                               ----------        ----------        ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    12.35        $     7.67        $   10.44       $   10.00
                                                                ---------         ---------         --------        --------

Income (loss) from investment operations:
  Net investment income                                              0.09              0.03             0.08 (b)        0.01 (b)
  Net realized and unrealized gain (loss)                           (3.32)             5.01            (2.69)           0.43
                                                                ---------         ---------         --------        --------
    Total from investment operations                                (3.23)             5.04            (2.61)           0.44
                                                                ---------         ---------         --------        --------
Less distributions to shareholders from:
  Net investment income                                             (0.01)            (0.02)           (0.08)             -
  In excess of net investment income                                   -                 -             (0.08)             -
  Net realized gains                                                (1.24)            (0.34)              -               -
  In excess of net realized gains                                   (0.00)(d)            -                -               -
                                                                ---------         ---------         --------        --------
                                                                    (1.25)            (0.36)           (0.16)             -
                                                                ---------         ---------         --------        --------
NET ASSET VALUE, END OF PERIOD                                 $     7.87        $    12.35        $    7.67       $   10.44
                                                                =========         =========         ========        ========

TOTAL RETURN (a)                                                  (27.45%)           65.57%          (25.03%)          4.40%  ***

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                            $  113,927        $  119,218        $  77,404       $  40,161
  Net expenses to average daily net assets                          1.30%             1.25%            1.26%           2.52%  **
  Net investment income to average daily net assets                 1.22%             0.22%            1.04%           2.86%  **
  Portfolio turnover rate                                             84%              121%              61%              1%
  Fees and expenses voluntarily waived or borne by the
  Manager consisted of the following per share amounts:        $     0.01        $     0.01        $    0.02       $    0.01
  Purchase and redemption fees consist of the following
  per share amounts:  (c)                                      $     0.03        $       -         $      -        $      -


*   Period from February 18, 1998 (commencement of operations) to February 28,
    1998.
**  Annualized
*** Not annualized.
(a) Calculation excludes subscription and redemption fees. The total return would have been lower had certain expenses not been waived during the periods shown.
(b) Computed using average shares outstanding throughout the period.
(c) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.
(d) The per share distributions in excess of net realized gains was $0.001.


              See accompanying notes to the financial statements.            11

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Asia Fund (the "Fund"), which commenced operations on February 18, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Asia Fund seeks high total return through investment in equity securities traded in the Asian securities markets. The Fund's benchmark is the GMO Asia 7 Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2001.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security, or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security, or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security, or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian and agency, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2001, there were no outstanding futures contracts.

     INDEXED SECURITIES
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreements. See Note 6 for a summary of the open swap agreements as of February 28, 2001.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund did not have any securities on loan.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund has elected to defer to March 1, 2001 post-October capital losses of $4,707,795.

     At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $6,035,369, expiring in 2009.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

            Accumulated
        Undistributed Net                Accumulated Net Realized
        Investment Income                       Gain/(loss)                    Paid-in Capital
     -----------------------            --------------------------            -----------------
           $(116,759)                           $116,759                             $-

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is 1.20% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, these fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 29, 2000 and February 28, 2001, the Fund received $127,025 and $364,125 in purchase premiums and $45,840 and $701 in redemption fees, respectively. There was no premium for reinvested distributions.

     INVESTMENT RISK
     Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $1,101. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

3.   PURCHASES AND SALES OF SECURITIES

     For the year ended February 28, 2001, cost of purchases and proceeds from sales of investments, other than short term obligations, were as follows:


                                                            Purchases           Proceeds
                                                            ---------           --------
     U.S. Government Securities                             $259,872           $4,642,746
     Investments (non- U.S. Government securities)         116,044,643         83,941,500

     At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:


                                     Gross Unrealized                Gross Unrealized                 Net Unrealized
        Aggregate Cost                 Appreciation                    Depreciation                    Depreciation
     ---------------------      --------------------------      -------------------------        ------------------------
          $133,465,837                  $5,729,772                      $25,733,015                     $20,003,243

4.   PRINCIPAL SHAREHOLDERS

     At February 28, 2001, 70.86% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                        Year Ended                                     Year Ended
                                     February 28, 2001                             February 29, 2000
                               ----------------------------------         -------------------------------------
     Class III:                    Shares            Amount                     Shares              Amount
                               -------------     ----------------         ---------------         -------------
     Shares sold                 3,569,101       $   30,370,797                886,861           $  10,585,446

     Shares issued to
     shareholders in
     reinvestment of
     distributions               1,281,044           11,542,206                265,213               3,419,887

     Shares repurchased            (23,824)            (204,976)            (1,595,661)            (15,849,306)
                               -------------     ----------------         ---------------         -------------
     Net increase (decrease)     4,826,321       $   41,708,027               (443,587)          $  (1,843,973)
                               =============      ===============         ===============         =============

GMO ASIA FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 28, 2001 is as follows:

     TOTAL RETURN SWAP AGREEMENT

                                                                                                        Net Unrealized
      Notional Amount          Expiration Date                      Description                          Depreciation
     -----------------        -----------------      --------------------------------------------      ----------------
        $   259,728               6/15/01            Agreement with Lehman Brothers                      $    (6,607)
                                                     Finance S.A. dated 6/13/00 to receive
                                                     (pay) the notional amount multiplied
                                                     by the return on the KOPSI 200 Korean
                                                     Index and to pay the notional amount
                                                     multiplied by 3 month LIBOR adjusted
                                                     by a specified spread.

                                                                                                          -----------
                                                                                                         $    (6,607)
                                                                                                          ===========

                       Report of Independent Acccountants

To the Trustees of GMO Trust and the Shareholders of GMO Asia Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Asia Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO ASIA FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 50.35% as net capital gain dividends.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Currency Hedged International Bond Fund returned 14.1% for the fiscal year ended February 28, 2001, compared to 10.9% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged). The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund and the GMO Alpha Libor Fund.

The Fund outperformed the benchmark during the fiscal year by 3.2%. Bond market, emerging debt and issue selection added value during the fiscal year, while currency selection reduced portfolio return. Long bond yields declined by 20 to 120 basis points, reversing the previous year's trend. Yields on the ten-year U.S. Government Bond declined by more than 80 basis points during the period as U.S. economic growth slowed toward the end of calendar year 2000. While the U.S. dollar continued to strengthen relative to other currencies in the index, the Euro, after falling to an all-time low of $0.827 in late-October 2000, rallied to end the fiscal year at $0.924.

An overweight position in Australian bonds and underweight positions in British Gilts and Swiss bonds added value during the period, but these gains were offset to some extent by losses on underweight positions in Japanese and Euro bonds. Losses on an underweight position in the U.S. dollar were offset to some extent by gains on overweight positions in Canadian dollars and Swiss francs. Emerging country debt exposure added value during the fiscal year, as sovereign spreads on the J.P. Morgan Emerging Bond Index Global (EMBIG) declined from 737 to end the period at 724 basis points. Issue selection added value during the fiscal year, as swap spreads narrowed from 102 to end the period at 89 basis points.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, European, Swedish and emerging bond markets. We expect the Danish, Japanese and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars and Swiss francs. The Euro, Japanese yen, U.K. pound and U.S. dollar are expected to underperform. At the end of the period, 6% of the Fund was invested in emerging country debt.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO CURRENCY HEDGED INTERNATIONAL BOND FUND CLASS III SHARES AND THE J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX (HEDGED)
AS OF FEBRUARY 28, 2001

           AVERAGE ANNUAL TOTAL RETURN
                                1 Year  5 Year  Since Inception
                                                        9/30/94
Class III                       14.06%  12.16%           13.81%

            GMO CURRENCY HEDGED    J.P. MORGAN NON-U.S. GOV'T
          International Bond Fund         Bond Index (Hedged)
9/30/94                   $10,000                     $10,000
12/31/94                   $9,976                     $10,162
3/31/95                   $10,281                     $10,625
6/30/95                   $11,154                     $11,126
9/30/95                   $11,950                     $11,548
12/31/95                  $12,748                     $12,045
3/31/96                   $13,044                     $12,149
6/30/96                   $13,955                     $12,482
9/30/96                   $14,842                     $13,014
12/31/96                  $15,790                     $13,524
3/31/97                   $16,043                     $13,694
6/30/97                   $16,724                     $14,151
9/30/97                   $17,808                     $14,651
12/31/97                  $18,278                     $15,046
3/31/98                   $18,923                     $15,516
6/30/98                   $19,080                     $15,872
9/30/98                   $19,313                     $16,721
12/31/98                  $19,315                     $16,872
3/31/99                   $19,517                     $17,169
6/30/99                   $19,425                     $17,044
9/30/99                   $19,357                     $17,091
12/31/99                  $19,828                     $17,281
3/31/00                   $20,429                     $17,658
6/30/00                   $20,740                     $17,972
9/30/00                   $21,224                     $18,241
12/31/00                  $22,311                     $18,916
2/28/01                   $22,947                     $19,305

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 15 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

         PAR VALUE/
           SHARES      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 7.2%
                       SWEDEN -- 1.1%
SEK         1,700,000  Kingdom of Sweden, 8.00%, due 08/15/07                   204,442
                                                                           ------------
                       UNITED STATES -- 6.1%
                       U.S. GOVERNMENT -- 6.1%
USD         1,061,000  U.S. Treasury Inflation Indexed Note, 3.88%, due
                         01/15/09(a)                                          1,102,777
                                                                           ------------

                       TOTAL DEBT OBLIGATIONS (COST $1,287,974)               1,307,219
                                                                           ------------
                       MUTUAL FUNDS -- 37.2%
              219,586  GMO Alpha LIBOR Fund                                   5,737,785
              112,000  GMO Emerging Country Debt Fund                         1,003,520
                                                                           ------------

                       TOTAL MUTUAL FUNDS (COST $6,722,538)                   6,741,305
                                                                           ------------

          PRINCIPAL
           AMOUNT
        -------------
                       CALL OPTIONS PURCHASED -- 0.6%
                       CROSS CURRENCY OPTIONS -- 0.6%
EUR         1,300,000  JPY Put/Euro Call, Expires 11/27/01, Strike 98.12        104,365
                                                                           ------------

                       TOTAL CALL OPTIONS PURCHASED (COST $87,750)              104,365
                                                                           ------------

              See accompanying notes to the financial statements.              1

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        PAR VALUE ($)  DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS -- 3.9%
                       REPURCHASE AGREEMENT -- 3.9%
USD           696,726  Morgan Stanley Inc. Repurchase Agreement, dated
                       2/28/01, due 3/01/01, with a maturity value of
                       $696,812 and an effective yield of 4.47%,
                       collateralized by a U.S. Treasury Obligation with
                       a rate of 0.00%, maturity date of 8/23/01 and
                       market value, of $713,955.                               696,726
                                                                           ------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $696,726)             696,726
                                                                           ------------
                       TOTAL INVESTMENTS -- 48.9%
                       (Cost $8,794,988)                                      8,849,615

                       Other Assets and Liabilities (net) -- 51.1%            9,252,615
                                                                           ------------
                       TOTAL NET ASSETS -- 100.0%                          $ 18,102,230
                                                                           ============

NOTES TO SCHEDULE OF INVESTMENTS:

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $8,794,988) (Note 1)           $ 8,849,615
   Cash                                                         2,080,628
   Receivable for investments sold                              6,141,658
   Interest receivable                                             20,660
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                   1,147,767
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                    39
   Receivable for open swap contracts (Notes 1 and 6)              21,208
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              6,435
                                                              -----------

      Total assets                                             18,268,010
                                                              -----------

LIABILITIES:
   Distributions payable                                            7,396
   Written options outstanding, at value (premiums $4,494)
    (Notes 1 and 6)                                                 3,706
   Payable to affiliate for (Note 2):
      Management fee                                               50,259
      Shareholder service fee                                      30,147
   Accrued expenses                                                74,272
                                                              -----------

      Total liabilities                                           165,780
                                                              -----------
NET ASSETS                                                    $18,102,230
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $23,444,246
   Accumulated undistributed net investment income                610,252
   Accumulated net realized loss                               (7,224,327)
   Net unrealized appreciation                                  1,272,059
                                                              -----------
                                                              $18,102,230
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $18,102,230
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,862,938
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.72
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $12,999,917
   Dividends from investment company shares                     5,464,647
                                                              -----------

      Total income                                             18,464,564
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        725,364
   Custodian and transfer agent fees                              132,158
   Audit fees                                                      58,336
   Legal fees                                                      11,594
   Trustees fees (Note 2)                                           2,839
   Registration fees                                                   56
   Miscellaneous                                                    3,511
   Fees waived or borne by Manager (Note 2)                      (208,577)
                                                              -----------
                                                                  725,281
   Shareholder service fee (Note 2)
      Class III                                                   435,210
                                                              -----------
      Net expenses                                              1,160,491
                                                              -----------

         Net investment income                                 17,304,073
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (16,036,309)
      Closed futures contracts                                    615,075
      Closed swap contracts                                     7,364,250
      Written options                                             329,797
      Foreign currency, forward contracts and foreign
      currency related transactions                             5,737,940
                                                              -----------

         Net realized loss                                     (1,989,247)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              19,452,996
      Open futures contracts                                      540,529
      Open swap contracts                                         248,618
      Written options                                                 788
      Foreign currency, forward contracts and foreign
      currency related transactions                               101,066
                                                              -----------

         Net unrealized gain                                   20,343,997
                                                              -----------

      Net realized and unrealized gain                         18,354,750
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $35,658,823
                                                              ===========

4             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2001  FEBRUARY 29, 2000
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  17,304,073      $ 20,364,468
   Net realized gain (loss)                                   (1,989,247)        2,370,822
   Change in net unrealized appreciation (depreciation)       20,343,997        (6,187,230)
                                                           -------------      ------------

   Net increase in net assets from operations                 35,658,823        16,548,060
                                                           -------------      ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (26,185,043)      (32,068,429)
                                                           -------------      ------------
      Total distributions from net investment income         (26,185,043)      (32,068,429)
                                                           -------------      ------------
   In excess of net investment income
      Class III                                               (6,063,659)               --
                                                           -------------      ------------
      Total distributions in excess of net investment
       income                                                 (6,063,659)               --
                                                           -------------      ------------
   Net realized gains
      Class III                                               (3,091,024)       (3,809,147)
                                                           -------------      ------------
      Total distributions from net realized gains             (3,091,024)       (3,809,147)
                                                           -------------      ------------
   In excess of net realized gains
      Class III                                                  (41,710)               --
                                                           -------------      ------------
      Total distributions in excess of net realized
       gains                                                     (41,710)               --
                                                           -------------      ------------

                                                             (35,381,436)      (35,877,576)
                                                           -------------      ------------
   Net share transactions: (Note 5)
      Class III                                             (265,514,823)      (21,042,118)
                                                           -------------      ------------
   Decrease in net assets resulting from net share
    transactions                                            (265,514,823)      (21,042,118)
                                                           -------------      ------------

      Total decrease in net assets                          (265,237,436)      (40,371,634)
NET ASSETS:
   Beginning of period                                       283,339,666       323,711,300
                                                           -------------      ------------
   End of period (including accumulated undistributed
    net investment income of $610,252 and $7,564,367,
    respectively)                                          $  18,102,230      $283,339,666
                                                           =============      ============

              See accompanying notes to the financial statements.              5

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                          2001(C)     2000      1999      1998      1997
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.70   $  10.47  $  10.66  $  12.16  $  10.92
                                          -------   --------  --------  --------  --------

Income from investment operations:
   Net investment income(a)                  0.59+      0.65+     0.74      0.88      0.66
   Net realized and unrealized gain
     (loss)                                  0.71      (0.17)    (0.39)     0.73      2.07
                                          -------   --------  --------  --------  --------

      Total from investment operations       1.30       0.48      0.35      1.61      2.73
                                          -------   --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income               (0.96)     (1.11)    (0.16)    (0.88)    (0.60)
   In excess of net investment income       (0.22)        --        --        --        --
   From net realized gains                  (0.10)     (0.14)    (0.38)    (2.23)    (0.45)
   In excess of net realized gains             --(e)       --       --        --     (0.44)
                                          -------   --------  --------  --------  --------

      Total distributions                   (1.28)     (1.25)    (0.54)    (3.11)    (1.49)
                                          -------   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  9.72   $   9.70  $  10.47  $  10.66  $  12.16
                                          =======   ========  ========  ========  ========
TOTAL RETURN(B)                             14.06%      4.95%     3.20%    14.44%    25.57%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $18,102   $283,340  $323,711  $320,905  $468,979
   Net expenses to average daily net
     assets                                  0.40%(d)     0.40%     0.40%     0.40%     0.40%
   Net investment income to average
     daily net assets(a)                     5.96%      6.51%     6.30%     6.50%     6.86%
   Portfolio turnover rate                    120%        65%      116%      135%       90%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $  0.01   $   0.01  $   0.04  $   0.05  $   0.03

(a) Net investment income for the years ended February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(d) On February 26, 2001, the Fund began to invest a portion of its assets in GMO Emerging Country Debt Fund and revised its voluntary expense waiver. Net expenses exclude expenses incurred indirectly through investment in GMO Emerging Country Debt Fund. See Note 2.
(e)  The distribution in excess of net realized gains was less than $0.01.

6             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS -- (CONTINUED)
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              7

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

      At February 28, 2001, 31.7% of the Fund is invested in GMO Alpha LIBOR Fund, a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund are not publicly available for direct purchase. GMO Alpha LIBOR Fund invests primarily in relatively high quality, low volatility fixed income instruments. At February 28, 2001, 5.5% of the Fund is invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. GMO Emerging Country Debt Fund invests primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The financial statements of the GMO Alpha LIBOR Fund and the GMO Emerging Country Debt Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      CHANGE IN ACCOUNTING PRINCIPLE
      Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to March 1, 2000, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of March 1, 2000, based on securities held by the Fund as of that date:

               Net Unrealized         Accumulated Undistributed Net  Accumulated Undistributed Net
         Appreciation/(Depreciation)        Investment Income                Realized Loss
         ---------------------------  -----------------------------  -----------------------------
                   $4,559                      $(2,844,610)                   $2,840,051

      The effect of this change for the year ended February 28, 2001 was to decrease net investment income by $275,445, and increase net realized gain by $275,445. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for open written options contracts as of February 28, 2001.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spreadlock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security during the swap period. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2001.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2001, the Fund had not entered into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
      its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      At February 28, 2001, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $7,221,904, expiring in 2009.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for redemptions in-kind and amortization of premium and discount on debt securities. Gains resulting from such in-kind transactions amounted to $3,968,338.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $10,835,124        $(7,896,874)      $(2,938,250)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund no longer charges a purchase premium in connection with the purchase of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .15% of the amount invested. The premium was reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund was reduced by 50% if the purchaser made an in-kind purchase of Fund shares or if the purchase or redemption was part of a transfer from or to another Fund where the Manager was able to transfer securities among the Funds to effect the transaction. All purchase premiums were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period from March 1, 2000 to October 13, 2000, the Fund received $111,899 and $37,121 in purchase premiums, respectively. There was no premium for redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of the GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. For the period February 26, 2001 (when the Fund began investing in ECDF) to February 28, 2001, shareholder service fees incurred indirectly by the Fund were less than 0.01% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, brokerage commissions, certain other transaction costs, and extraordinary expenses ("fund expenses")) and the amount of fees and expenses (excluding fund expenses, as defined above) incurred indirectly by the Fund through its investment in ECDF exceed the management fee. For the period February 26, 2001 to February 28, 2001, operating expenses (excluding shareholder service fees) incurred indirectly by the Fund were less than 0.01% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $2,839. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2001, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $15,644,250  $15,644,250
         Investments (non-U.S. Government securities)             298,761,598  568,084,652

      During the year ended February 28, 2001, the Fund exchanged securities with a market value of $180,451,345 for shares of GMO Alpha LIBOR Fund of an equal value in taxable transactions. Such amounts are included in purchases and sales above.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      At February 28, 2001, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
           $8,794,988     $      97,787      $    (43,160)   $      54,627

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2001, 83.3% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's shares outstanding.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                   Year Ended
                                                             February 28, 2001           February 29, 2000
                                                        ---------------------------  --------------------------
                                                           Shares        Amount        Shares        Amount
         Class III:                                     ------------  -------------  -----------  -------------
         Shares sold                                       2,636,364  $  26,082,981    7,145,457  $  74,727,562
         Shares issued to shareholders
           in reinvestment of distributions                3,646,672     35,231,875    3,607,085     34,924,563
         Shares repurchased                              (33,630,827)  (326,829,679) (12,460,892)  (130,694,243)
                                                        ------------  -------------  -----------  -------------
         Net decrease                                    (27,347,791) $(265,514,823)  (1,708,350) $ (21,042,118)
                                                        ============  =============  ===========  =============

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                  Net Unrealized
         Settlement                       Units                    Appreciation
            Date     Deliver/Receive   of Currency      Value     (Depreciation)
         ----------  ----------------  ------------  -----------  --------------
            Buys
           3/20/01   AUD                 7,200,000   $ 3,773,617    $   11,617
            4/3/01   CAD                20,100,000    13,131,562      (301,804)
           4/17/01   EUR                11,800,000    10,856,968       112,714
            3/6/01   GBP                16,300,000    23,508,055       (18,975)
           1/13/03   HKD                54,593,000     6,985,132       (14,868)
          11/21/01   HKD                71,725,040     9,199,241          (759)
           5/15/01   JPY               760,000,000     6,547,077       (37,913)
                                                                    ----------
                                                                    $ (249,988)
                                                                    ==========
           Sales
           3/20/01   AUD                 7,500,000   $ 3,930,851    $  259,999
            4/3/01   CAD                18,700,000    12,216,926        51,844
           4/17/01   EUR                11,500,000    10,580,944       270,486
            3/6/01   GBP                16,400,000    23,652,276       544,284
           1/13/03   HKD                54,564,300     6,981,460        18,540
          11/21/01   HKD                79,360,080    10,178,488        21,512
           5/15/01   JPY               810,000,000     6,977,806        65,672
                                                                    ----------
                                                                    $1,232,337
                                                                    ==========

         FORWARD CROSS CURRENCY CONTRACTS
                                                            Net Unrealized
         Settlement   Deliver/Units of      Receive/In       Appreciation
            Date          Currency         Exchange For     (Depreciation)
         ----------   ----------------   ----------------   --------------
           5/8/01     EUR   22,900,000   CHF   34,995,780      (109,068)
          4/24/01     SEK  127,603,440   EUR   14,400,000       254,862
           5/8/01     CHF   32,942,300   EUR   21,500,000        50,884
          4/24/01     EUR   13,800,000   SEK  124,378,020       (31,260)
                                                              ---------
                                                              $ 165,418
                                                              =========

      See Notes for the Schedule of Investments for definitions of currency abbreviations.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                        Net Unrealized
         Number of                                                           Contract    Appreciation
         Contracts                  Type                   Expiration Date    Value     (Depreciation)
         ---------  -------------------------------------  ---------------  ----------  --------------

           Buys
               2    Australian Government Bond 10 Yr.      March 2001       $  159,407     $  3,552
               4    Australian Government Bond 3 Yr.       March 2001          251,397        2,874
              30    Canadian Government Bond 10 Yr.        June 2001         2,045,793       18,941
              35    Euro BOBL                              June 2001         3,417,829       12,175
              47    Euro Bund                              June 2001         4,705,489       29,764
               1    Japanese Government Bond 10 Yr.        March 2001        1,179,760       12,553
               1    U.S. Treasury Note 10 Yr.              June 2001           105,938          462
                                                                                           --------
                                                                                           $ 80,321
                                                                                           ========

           Sales
               1    U.K. Gilt Long Bond                    June 2001        $  168,358     $   (899)
               2    U.S. Long Bond                         June 2001           210,563       (4,528)
              14    U.S. Treasury Note 5 Yr.               June 2001         1,470,875      (14,720)
                                                                                           --------
                                                                                           $(20,147)
                                                                                           ========

      At February 28, 2001, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                         Calls
                                                        ------------------------------  --------------------------
                                                        Principal Amount                Principal Amount
                                                          of Contracts                    of Contracts
                                                        (000's omitted)     Premiums    (000's omitted)   Premiums
                                                        ----------------  ------------  ----------------  --------
         Outstanding, beginning of period                         --       $      --            --          $ --
         Options written                                      22,100         406,194
         Options closed                                           --              --            --            --
         Options exercised                                        --              --            --            --
         Options expired                                          --              --            --            --
         Options sold                                        (20,800)       (401,700)
                                                            --------       ---------          ----          ----
         Outstanding, end of period                            1,300       $   4,494            --          $ --
                                                            ========       =========          ====          ====

      SUMMARY OF WRITTEN OPTIONS OUTSTANDING

                                                        Principal Amount
                                                          of Contracts                     Expiration
                                                        (000's omitted)   Exercise Price      Date     Value
                                                        ----------------  ---------------  ----------  ------
         EUR Put/JPY Call                                    1,300  EUR        81.2  JPY    11/27/01   $3,706
                                                                                                       ------
                                                                                                       $3,706
                                                                                                       ======

      SWAP AGREEMENT

          Notional Amount   Expiration                                                      Net Unrealized
         Fund/Counterparty     Date                        Description                       Appreciation
         -----------------  ----------  --------------------------------------------------  --------------
         TOTAL RETURN SWAP
            5,000,000 USD     7/25/01   Agreement with Morgan Guaranty Trust Company dated     $21,208
                                        7/01/99 to receive (pay) the notional amount
                                        multiplied by the return on the JP Morgan Non-U.S.
                                        Traded Total Return Government Bond Index and to
                                        pay the notional amount multiplied by the 1 month
                                        LIBOR adjusted by a specified spread.+
                                                                                               -------
                                                                                               $21,208
                                                                                               =======

      + This swap agreement is fair valued (Note 1).
      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund, (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 5% of the distributions as net capital gain dividends.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)

PORTFOLIO MANAGEMENT
--------------------

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

The Class III shares of the GMO Evolving Countries Fund returned -21.3% for the fiscal year ended February 28, 2001. The Fund's benchmark, the IFC Investable Composite, returned -28.9% during the same period.

Despite improving fundamentals, 2000 was a disappointing year for emerging markets. Political turmoil in Indonesia and the Philippines, a major sell-off on NASDAQ, and growing worries of a global recession combined to cause sharply negative returns. Once again there were huge divergences in market returns, ranging from Venezuela's +52% to Turkey's -66% (largely on the back of its February 2001 currency crisis).

Almost all of our 7.6% outperformance came from country selection, which added 7.3%, while our stock selection models added 0.3%. All four country selection models (value, reversal, macroeconomic and momentum) outperformed significantly. The value model had the most impressive run, up 10% relative to the benchmark.

A large portion of our outperformance came from avoiding the aforementioned currency crisis in Turkey. By the end of 2000 we had zero weight in Turkey. The market's subsequent collapse added 1.9% to relative performance. Other notable successes were our zero weight in Greece (which underperformed by 15.4% and added 1.1% to performance), 7% underweight in Taiwan (which added 0.8%), overweight in Brazil (which outperformed by 20%) and overweight in Russia (which outperformed by 14%). Our 4 percent overweight of Indonesia cost the Fund 0.7%. However, we continue to find the valuations there incredibly compelling and feel that despite (or perhaps because of) the political turmoil, things can only improve there.

Because the Evolving Countries Fund is focused on larger, higher earnings-momentum names, it did not benefit from the rally in small value stocks nearly as much as the Emerging Markets Fund did. On average, the Fund had a 5 point overweight of value stocks. This position resulted in the entirety of the 0.3% of stock selection value added.

OUTLOOK
-------

We continue to believe that the greatest risk to emerging markets is the U.S. market and economy. The recent NASDAQ correction coupled with political concerns and high oil prices have resulted in one of the worst years for the asset class. We believe the sell-off has been overdone, resulting in emerging equity market valuations now below Asian crisis levels, despite significantly better fundamentals.

Lower interest rates and higher domestic demand in Asia will lead to better earnings for many companies. On the other hand, lower U.S. demand for technology products will not be good for companies (and markets) that are heavily weighted in the technology sector. As a result, we prefer companies and markets that are less exposed to the global technology cycle and more driven by domestic demand.

The Asian countries most associated with technology are Korea, Taiwan and India. After being underweight over the last year, our models have become less negative on Korea and so we have been adding to our weight there. Taiwan and India still look unattractive and we are heavily underweight in both.

The Chinese government has embarked upon a process of privatization. Given that most foreign investment banks are bidding to get a piece of the privatization of China Telecom (and others), it is difficult to find a research piece that is negative on China. Asian analysts privately tell us that they are not allowed to publish what they believe. Needless to say, it is not positive. We will adhere to our model and remain heavily underweight in China.

Our largest overweight positions are in Thailand, Indonesia and the Philippines. In all three countries, the political situation has overshadowed improving economic fundamentals and equity markets are pricing in nothing but gloom and doom.

In Latin America, we have reduced our weight in Brazil, but remain overweight. We are still negative on Mexico where its expensive currency and close economic ties to the U.S. leave it incredibly exposed to a slowdown.

In Eastern Europe, Russian fundamentals and politics continue to improve and so we remain overweight. The current account deficit in Poland has now hit a troubling level of 7% of GDP. Coupled with the fact that it registers as the most expensive currency in our universe, we anticipate serious problems for Poland. In Turkey, our models were correct in forecasting serious economic problems. We will wait for signs of recovery before we begin to build our position in this country.

Within markets, we remain extremely bullish on value stocks. They are currently priced at a 20% greater than usual discount, the first time they have looked so attractive in our data set. Small stocks are also trading at extremely attractive valuation levels. We remain bearish on TMT stocks as, though they are substantially cheaper than their developed market counterparts, they are still expensive.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 GMO EVOLVING COUNTRIES FUND CLASS III SHARES AND THE IFC INVESTABLE COMPOSITE
                           AS OF FEBRUARY 28, 2001

Date              Evolving Countries Fund-III         IFC Investable Composite
 8/29/1997                             $9,840                          $10,000
 9/30/1997                             $9,899                          $10,327
12/31/1997                             $8,000                           $8,333
 3/31/1998                             $8,826                           $8,918
 6/30/1998                             $6,278                           $7,025
 9/30/1998                             $4,896                           $5,500
12/31/1998                             $6,077                           $6,497
 3/31/1999                             $6,542                           $7,207
 6/30/1999                            $10,519                           $8,919
 9/30/1999                             $9,197                           $8,640
12/31/1999                            $11,832                          $10,860
 3/31/2000                            $11,923                          $11,006
 6/30/2000                            $10,397                           $9,879
 9/30/2000                             $9,458                           $8,596
12/31/2000                             $8,459                           $7,411
 2/28/2001                             $9,041                           $7,718

-------------------------------------------------
           Average Annual Returns
-------------------------------------------------
                                          Since
1 Year                                  Inception
-------------------------------------------------
                                        8/29/1997
-22.84%                                   -2.84%
-------------------------------------------------

-------- GMO Evolving Countries Fund   - - - - IFC Investible Composite

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a trabsaction fee of 160 bp on the purchase and 40 bp on the redemption. Trabsaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                      COMMON STOCKS - 88.9%
                      ARGENTINA - 0.5%
           6,100      Banco Bilbao Vizcaya Argentaria SA ADR                                                            90,158
          32,294      Pecom Energia SA                                                                                 119,500
          16,000      Siderca SA                                                                                        30,563
           1,500      Telecom Argentina SA ADR                                                                          24,285
                                                                                                            -------------------
                                                                                                                       264,506
                                                                                                            -------------------
                      BRAZIL - 7.0%
      15,197,000      Brasil Telecom Participacoes SA                                                                  126,722
       4,218,122      Cia Saneamento Basico SAO PA                                                                     478,886
         600,000      Companhia de Bebidas das Americas                                                                143,871
       8,689,000      Companhia Siderurgica Nacional SA                                                                295,515
      46,971,000      Electrobras                                                                                      920,112
             700      Petroleo Brasileiro SA (Petrobras)                                                                19,700
          25,500      Petroleo Brasileiro SA (Petrobras) ADR*                                                          727,515
          89,023      Souza Cruz (Registered)                                                                          518,411
      17,000,000      Tele Centro Oeste Celular SA                                                                      74,040
      17,516,000      Tele Norte Leste Participacoes SA*                                                               275,833
           3,600      Vale Do Rio Doce                                                                                  86,322
                                                                                                            -------------------
                                                                                                                     3,666,927
                                                                                                            -------------------
                      CHILE - 1.5%
           4,100      Banco Santander ADR                                                                               62,730
           5,900      Banco Santiago ADR                                                                               129,800
           3,600      Compania Cervecerias ADR                                                                          90,900
           7,900      Compania de Telecommunicaciones de Chile ADR*                                                    114,629
           5,600      Distribucion y Servicio ADR                                                                       87,360
           7,300      Empresa Nacional de Electricidad SA ADR*                                                          80,081
           6,400      Enersis SA ADR*                                                                                  114,240
           7,200      Masisa SA ADR                                                                                    106,920
                                                                                                            -------------------
                                                                                                                       786,660
                                                                                                            -------------------
                      CHINA - 0.3%
           9,700      CNOOC Ltd ADR*                                                                                   165,385
                                                                                                            -------------------

                      CZECH REPUBLIC - 3.1%
          27,510      Ceska Sporitelna*                                                                                173,689
         148,579      Ceske Energeticke Zavody AS*                                                                     404,004
           9,180      Ceske Radiokomunikace*                                                                           258,139
           7,730      Ceski Telecom AS                                                                                  86,392
           8,075      Komercni Banka AS*                                                                               216,356
           1,742      Phillip Morris CR AS                                                                             290,672
           1,110      Severoceske Doly                                                                                   8,834
         102,500      Unipetrol*                                                                                       176,743
                                                                                                            -------------------
                                                                                                                     1,614,829
                                                                                                            -------------------

            See accompanying notes to the financial statements.            1

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                      EGYPT - 2.1%
          51,500      Al Ahram Beverage Co GDR*                                                                        646,325
          25,600      MobiNil-Egyptian Mobile Services Co*                                                             435,909
                                                                                                            -------------------
                                                                                                                     1,082,234
                                                                                                            -------------------
                      INDONESIA - 5.6%
         749,000      Astra International Tbk*                                                                         155,844
     147,576,000      Bank Internasional Indonesia (Entitlement Letters) (b)*                                               --
         542,100      Gudang Garam                                                                                     767,551
           9,000      Gulf Indonesia Resources Ltd ADR*                                                                 85,410
         324,900      HM Sampoerna                                                                                     469,914
       3,928,900      Indah Kiat Pulp & Paper *                                                                        181,441
       2,132,000      Indofood Sukses Makmur Tbk*                                                                      200,162
         799,000      Indorama Synthetics                                                                               48,658
          65,000      Indosat Tbk                                                                                       69,272
         163,000      Makindo Tbk                                                                                       64,108
         196,000      Semen Gresik                                                                                     126,323
       2,529,112      Telekomunikasi Tbk                                                                               750,840
                                                                                                            -------------------
                                                                                                                     2,919,523
                                                                                                            -------------------
                      ISRAEL - 0.1%
           8,789      Bank Hapoalim Ltd                                                                                 23,484
           9,211      Bank Leumi Le-Israel*                                                                             20,514
           5,400      Bezeq                                                                                              8,586
           5,049      Israel Discount Bank Class A*                                                                      5,252
                                                                                                            -------------------
                                                                                                                        57,836
                                                                                                            -------------------
                      KOREA - 9.2%
           7,060      Housing & Commercial Bank                                                                        153,968
          33,100      Hyundai Electronics Industries*                                                                   98,975
          21,100      Hyundai Motor Co                                                                                 269,197
          23,000      Hyundai Securities Co                                                                            154,605
          13,000      Kookmin Bank                                                                                     187,625
           9,000      Korea Electric Power Corp                                                                        184,435
          28,000      Korea Electric Power Corp ADR                                                                    305,200
          53,000      Korea Exchange Bank*                                                                             140,308
           5,500      Korea Telecommunications ADR                                                                     165,000
          47,300      LG Chemical                                                                                      528,028
          35,000      LG Electronics Co                                                                                396,300
           4,890      Pohang Iron & Steel (b)                                                                          398,743
          48,500      Samsung Corp                                                                                     276,513
           6,024      Samsung Electronics                                                                              898,244
           1,614      Samsung Electronics GDS 144A (Non Voting)*                                                        51,446
          30,836      SK Corp                                                                                          366,363
             250      SK Telecom (b)                                                                                    42,361
          10,800      SK Telecom ADR                                                                                   210,492
                                                                                                            -------------------
                                                                                                                     4,827,803
                                                                                                            -------------------

2            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                      MALAYSIA - 4.8%
          94,000      Berjaya Sports Toto                                                                              118,242
          35,000      British American Tobacco Berhad                                                                  354,605
          61,000      Commerce Asset Holdings                                                                          121,197
          54,000      Edaran Otomobil Berhad                                                                           110,842
         191,000      Gamuda Berhad                                                                                    200,047
         271,400      Hong Leong Bank Berhad                                                                           238,546
          71,300      Kuala Lumpur Kepong Berhad                                                                        84,434
          46,200      Malayan Banking Berhad                                                                           173,858
         300,000      Malayan Cement Berhad                                                                             82,895
          38,000      Nestle Malaysia                                                                                  210,000
          91,400      Oriental Holdings Berhad                                                                          87,552
         133,000      Sime Darby Berhad                                                                                168,000
       1,077,000      Tan Chong International Ltd                                                                      136,698
          50,000      Tanjong                                                                                           93,421
          49,000      Telekom Malaysia Berhad                                                                          153,447
          59,000      Tenaga Nasional Berhad                                                                           197,184
                                                                                                            -------------------
                                                                                                                     2,530,968
                                                                                                            -------------------
                      MEXICO - 8.5%
          10,800      America Movil SA de CV ADR*                                                                      193,320
           5,300      Cemex SA de CV ADR (Participating Certificates)                                                  111,671
          54,061      Cemex SA de CV CPO                                                                               226,605
          17,000      Fomento Economico Mexicano SA                                                                    536,520
          91,103      Grupo Carso SA de CV Class A*                                                                    215,906
         311,500      Grupo Financiero Banamex Accival SA                                                              569,398
         452,000      Grupo Financiero Bancomer SA*                                                                    302,731
         147,800      Grupo Financiero Inbursa SA*                                                                     525,410
          28,000      Grupo Mexico SA de CV                                                                             82,514
           2,600      Grupo Televisa SA GDR*                                                                           103,740
          79,240      Grupo Televisa SA (Participating Certificates)*                                                  155,459
          45,000      Savia SA Class A*                                                                                203,787
          10,800      Telefonos de Mexico Class L ADR                                                                  348,408
         365,562      Wal-Mart de Mexico SA de CV                                                                      862,583
                                                                                                            -------------------
                                                                                                                     4,438,052
                                                                                                            -------------------
                      PAKISTAN - 1.2%
         280,600      Fauji Fertilizer (b)                                                                             184,946
          22,100      HUB Power Co GDR (b)*                                                                            185,640
           6,900      Lever Brothers Pakistan Ltd (b)                                                                   86,936
          48,312      Pakistan State Oil (b)                                                                           108,235
         161,000      Pakistan Telecom Corp Ltd Class A (b)                                                             49,445
                                                                                                            -------------------
                                                                                                                       615,202
                                                                                                            -------------------

            See accompanying notes to the financial statements.            3

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                      PHILIPPINES - 5.7%
       1,555,000      Ayala Corp                                                                                       247,899
       1,803,000      Ayala Land Inc                                                                                   238,907
       3,902,000      Benpres Holdings Corp*                                                                           250,439
         132,300      Equitable Banking Corp                                                                           150,652
         419,200      Ionics Circuits Inc                                                                              112,828
         308,200      Manila Electric Class B *                                                                        392,429
          18,000      Metropolitan Bank & Trust Co*                                                                     81,242
          50,200      Philippine Long Distance Telephone                                                               826,273
         418,500      San Miguel Corp Class B                                                                          506,879
       1,145,000      SM Prime Holdings                                                                                168,313
                                                                                                            -------------------
                                                                                                                     2,975,861
                                                                                                            -------------------
                      RUSSIA - 4.5%
          16,900      Lukoil Holding Co ADR                                                                            631,638
          46,000      Norilsk Nickel (Registered)*                                                                     419,750
          42,000      Surgutneftegaz ADR                                                                               441,000
          20,000      Unified Energy Systems ADR                                                                       186,000
          12,000      Unified Energy Systems GDR                                                                       111,600
         233,000      Yukos Holding                                                                                    535,900
                                                                                                            -------------------
                                                                                                                     2,325,888
                                                                                                            -------------------
                      SOUTH AFRICA - 15.0%
         150,740      Amalgamated Bank of South Africa                                                                 602,882
          21,000      Anglo American Platinum Corp                                                                   1,007,326
          40,300      De Beers Centenary Link Units                                                                  1,686,907
          10,800      De Beers Consolidated Mines Ltd ADR                                                              452,925
         376,000      FirstRand Ltd                                                                                    372,788
           8,800      Impala Platinum Holdings Ltd                                                                     478,157
          38,000      Johnnies Industrial Corp                                                                         348,227
          21,000      Nedcor Ltd                                                                                       426,741
          52,000      Remgro Ltd                                                                                       353,352
         491,000      Sanlam Ltd                                                                                       593,572
         130,000      Sasol Ltd                                                                                      1,026,404
         135,355      Standard Bank Investment Corp                                                                    529,086
                                                                                                            -------------------
                                                                                                                     7,878,367
                                                                                                            -------------------
                      TAIWAN - 6.2%
          87,000      Cathay Life Insurance Co                                                                         166,765
          22,521      China Steel Corp GDR                                                                             300,655
         269,000      China Trust Commercial Bank*                                                                     215,400
         166,000      CMC Magnetics Corp*                                                                              198,102
          48,000      Compeq Manufacturing Co*                                                                         208,502
         269,000      First Bank                                                                                       209,578
         542,900      Formosa Chemicals & Fibre Co                                                                     501,861

4            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                      TAIWAN - CONTINUED
         429,000      HUA NAN Commercial Bank                                                                          347,497
         240,400      Taiwan Semiconductor*                                                                            668,913
           1,950      United Microelectronics ADR*                                                                      18,740
         238,200      United Microelectronics*                                                                         390,311
                                                                                                            -------------------
                                                                                                                     3,226,324
                                                                                                            -------------------
                      THAILAND - 10.7%
          91,100      Advanced Info Service Pcl (Foreign Registered)*                                                1,100,139
       1,055,000      Bank of Ayudhya Pcl (Foreign Registered) *                                                       210,706
          27,800      BEC World Pcl (Foreign Registered)                                                               149,782
         507,000      Cogeneration Pcl (Foreign Registered)*                                                           194,275
         192,000      CP Feedmill Pcl (Foreign Registered)                                                             189,503
          53,449      Delta Electronics Pcl (Foreign Registered) (b)                                                   258,184
         598,020      Electricity Generating Pcl (Foreign Registered)                                                  541,634
         913,000      Krung Thai Bank Pcl (Foreign Registered)*                                                        291,541
         336,240      PTT Exploration & Production Pcl (Foreign Registered)                                            843,333
         104,436      Shinawatra Computer Pcl (Foreign Registered) *                                                   499,624
          47,000      Siam City Cement (Foreign Registered) *                                                          130,980
         478,250      Siam Commercial Bank Pcl (Foreign Registered)*                                                   335,975
         693,000      Telecomasia Corp Pcl (Foreign Registered)*                                                       398,322
         441,774      Thai Farmers Bank Pcl (Foreign Registered) *                                                     292,396
       1,378,600      Thai Petrochemical (Foreign Registered) *                                                        131,265
                                                                                                            -------------------
                                                                                                                     5,567,659
                                                                                                            -------------------
                      VENEZUELA - 2.9%
          64,124      Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR                                   1,382,513
         109,300      Siderurgica Venezolana (Sivensa) Class A ADR (Registered)*                                       109,300
                                                                                                            -------------------
                                                                                                                     1,491,813
                                                                                                            -------------------

                      TOTAL COMMON STOCKS (Cost $48,921,824)                                                        46,435,837
                                                                                                            -------------------

                      PREFERRED STOCKS - 5.1%
                      BRAZIL - 4.9%
      23,878,098      Banco Bradesco SA 5.59%                                                                          134,376
       3,177,000      Brasil Telecom Participacoes SA                                                                   32,648
         850,000      Companhia de Bebidas das Americas                                                                207,977
          15,000      Companhia Vale do Rio Doce                                                                       386,102
      10,280,000      Electrobras Class B (Registered)                                                                 183,616
       7,700,000      Embratel Participacoes SA 0.15%                                                                   92,732
       3,737,000      Itaubanco SA (Registered)                                                                        311,798
          27,775      Petroleo Brasileiro SA (Petrobras) 1.59%                                                         746,330
      30,645,000      Tele Celular Sul Participacoes SA                                                                 62,535
       3,177,000      Tele Centro Oeste Celular SA                                                                      11,614

            See accompanying notes to the financial statements.            5

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

    SHARES/
  PAR VALUE ($)       DESCRIPTION                                                                               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                      BRAZIL - CONTINUED
       8,089,591      Tele Norte Leste Participacoes SA 1.69%                                                          175,370
       3,177,000      Telecomunicacoes Brasileiras SA (Registered) 0.05%*                                                   93
           5,296      Telemig Celular Participacoes SA                                                                      15
      25,733,000      Telesp Celular Participacoes SA                                                                  236,111
                                                                                                            -------------------
                                                                                                                     2,581,317
                                                                                                            -------------------
                      RUSSIA - 0.2%
       2,642,000      Unified Energy Systems*                                                                          103,038
                                                                                                            -------------------


                      TOTAL PREFERRED STOCKS (Cost $2,763,636)                                                       2,684,355
                                                                                                            -------------------

                      INVESTMENT FUNDS - 0.7%
                      BRAZIL - 0.0%
           3,321      Cia Saneamento Basicosao                                                                             377
                                                                                                            -------------------

                      TAIWAN - 0.4%
          34,900      R.O.C. Taiwan Fund *                                                                             195,440
                                                                                                            -------------------

                      UNITED STATES - 0.3%
          18,288      Morgan Stanley Emerging Markets Fund *                                                           168,067
                                                                                                            -------------------


                      TOTAL INVESTMENT FUNDS (Cost $503,853)                                                           363,884
                                                                                                            -------------------

                      DEBT OBLIGATIONS - 0.3%
                      U.S. GOVERNMENT - 0.3%
$        142,774      U.S. Treasury Inflation Indexed Note, 3.375%, due 1/15/07 (a)                                    144,202
                                                                                                            -------------------


                      TOTAL DEBT OBLIGATIONS (Cost $136,374)                                                           144,202
                                                                                                            -------------------

                      RIGHTS & WARRANTS - 0.1%
                      INDONESIA - 0.0%
          57,050      Bank Internasional Indonesia Warrants, Expires 4/16/02*                                               35
                                                                                                            -------------------

                      MALAYSIA - 0.0%
          27,800      United Engineers Warrants, Expires 11/18/02*                                                      10,535
                                                                                                            -------------------

                      THAILAND - 0.1%
          71,000      Charoen Pokphand Foods Public Co Ltd Warrants, Expires 6/30/02*                                    5,606
         116,526      Telecomasia Corp Public Co Ltd Warrants, Expires 12/31/49 (b)*                                    15,561
                                                                                                            -------------------
                                                                                                                        21,167
                                                                                                            -------------------

                      TOTAL RIGHTS & WARRANTS (Cost $333)                                                               31,737
                                                                                                            -------------------

6            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

  PAR VALUE ($)       DESCRIPTION                                                                               VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                      SHORT-TERM INVESTMENTS - 4.4%
                      CASH EQUIVALENTS - 4.4%
$      2,300,000      Royal Bank of Canada Time Deposit, 5.50%, due 3/01/01                                          2,300,000
                                                                                                            -------------------


                      TOTAL SHORT-TERM INVESTMENTS (Cost $2,300,000)                                                 2,300,000
                                                                                                            -------------------

                      TOTAL INVESTMENTS - 99.5%
                         (Cost $54,626,020)                                                                         51,960,015

                      Other Assets and Liabilities (net) - 0.5%                                                        279,184
                                                                                                            -------------------

                      TOTAL NET ASSETS - 100.0%                                                           $         52,239,199
                                                                                                            -------------------

                                                                                                            -------------------


                      NOTES TO THE SCHEDULE OF INVESTMENTS:

                      ADR  American Depositary Receipt

                      GDR  Global Depository Receipt

                      GDS  Global Depository Shares

                      (a) All or a portion of this security is held as collateral for open swaps (Note 6).

                      (b)      Fair valued (Note 1).

                      144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                      *        Non-income producing security.


            See accompanying notes to the financial statements.            7

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

--------------------------------------------------------------------------------


           At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

           INDUSTRY SECTOR (UNAUDITED)

           Telecommunications              14.0 %
           Banking                         11.9
           Energy Services                 10.8
           Utilities                        8.8
           Metals and Mining                7.7
           Conglomerates                    7.7
           Food and Beverage                7.3
           Electronic Equipment             6.8
           Financial Services               5.9
           Consumer Goods                   4.4
           Communications                   3.1
           Chemicals                        2.7
           Construction                     1.8
           Real Estate                      1.3
           Automotive                       1.2
           Computers                        0.4
           Paper and Allied Products        0.4
           Insurance                        0.3
           Health Care                      0.3
           Machinery                        0.2
           Services                         0.2
           Textiles                         0.1
           Miscellaneous                    2.7
                                      ----------
                                          100.0 %
                                      ==========

8            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)


STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $54,626,020) (Note 1)                           $      51,960,015
     Foreign currency, at value (cost $170,735) (Note 1)                                   169,833
     Cash                                                                                   67,958
     Dividends and interest receivable                                                     176,744
     Receivable for Fund shares sold                                                        22,500
     Receivable for expenses waived or borne by Manager (Note 2)                             6,804
                                                                                   ----------------
         Total assets                                                                   52,403,854
                                                                                   ----------------

LIABILITIES:
     Payable for open swap contracts (Notes 1 and 6)                                         3,671
     Payable to affiliate for (Note 2):
         Management fee                                                                     26,788
         Shareholder service fee                                                             6,182
     Accrued expenses                                                                      128,014
                                                                                   ----------------
         Total liabilities                                                                 164,655
                                                                                   ----------------

NET ASSETS                                                                       $      52,239,199
                                                                                   ================

NET ASSETS CONSIST OF:
     Paid-in capital                                                             $      60,103,105
     Accumulated undistributed net investment income                                       247,277
     Accumulated net realized loss                                                      (5,435,108)
     Net unrealized depreciation                                                        (2,676,075)
                                                                                   ----------------
                                                                                 $      52,239,199
                                                                                   ================

NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                                      $      52,239,199
                                                                                   ================

SHARES OUTSTANDING - CLASS III                                                           5,931,232
                                                                                   ================

NET ASSET VALUE PER SHARE - CLASS III                                            $            8.81
                                                                                   ================

            See accompanying notes to the financial statements.            9

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)


STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends (net of foreign tax expense of $153,011)                            $        1,164,205
     Interest                                                                                 114,978
                                                                                     -----------------
            Total income                                                                    1,279,183
                                                                                     -----------------

EXPENSES:
     Management fee (Note 2)                                                                  359,947
     Custodian fees                                                                           304,263
     Audit fees                                                                                49,106
     Transfer agent fees                                                                       27,647
     Legal fees                                                                                 2,292
     Trustees fees (Note 2)                                                                       550
     Registration fees                                                                            186
     Miscellaneous                                                                             30,799
     Fees waived or borne by Manager (Note 2)                                                 (81,883)
                                                                                     -----------------
                                                                                              692,907
     Shareholder service fee - Class III (Note 2)                                              83,066
                                                                                     -----------------
         Net expenses                                                                         775,973
                                                                                     -----------------
            Net investment income                                                             503,210
                                                                                     -----------------

REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on:
            Investments (net of foreign capital gains tax of $(11,280))                    (4,793,183)
            Closed swap contracts                                                             283,764
            Foreign currency, forward contracts and foreign
                currency related transactions                                                (148,340)
                                                                                     -----------------
                   Net realized loss                                                       (4,657,759)
                                                                                     -----------------

         Change in net unrealized appreciation (depreciation) on:
            Investments (Note 1)                                                           (9,255,689)
            Open swap contracts                                                              (303,284)
            Foreign currency, forward contracts and foreign
                currency related transactions                                                  18,114
                                                                                     -----------------
                   Net unrealized loss                                                     (9,540,859)
                                                                                     -----------------

         Net realized and unrealized loss                                                 (14,198,618)
                                                                                     -----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $      (13,695,408)
                                                                                     =================

10            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED           YEAR ENDED
                                                                         FEBRUARY 28, 2001    FEBRUARY 29, 2000
                                                                       ----------------------------------------
Increase (decrease) in net assets:
Operations:
      Net investment income                                          $           503,210    $          280,232
      Net realized gain (loss)                                                (4,657,759)           14,413,594
      Change in net unrealized appreciation (depreciation)                    (9,540,859)           15,392,646
                                                                       ------------------     -----------------

      Net increase (decrease) in net assets resulting
        from operations                                                      (13,695,408)           30,086,472
                                                                       ------------------     -----------------

Distributions to shareholders from:
      Net investment income - Class III                                                -                     -
      Net realized gains - Class III                                          (1,100,558)              (56,869)
                                                                       ------------------     -----------------
                                                                              (1,100,558)              (56,869)
                                                                       ------------------     -----------------

Net share transactions - Class III (Note 5)                                    1,844,294             3,442,979
                                                                       ------------------     -----------------

      Total increase (decrease) in net assets                                (12,951,672)           33,472,582

NET ASSETS:
      Beginning of period                                                     65,190,871            31,718,289
                                                                       ------------------     -----------------

      End of period (including accumulated undistributed
          net investment income of $247,277 and
          $29,179, respectively)                                     $        52,239,199    $       65,190,871
                                                                       ==================     =================

            See accompanying notes to the financial statements.            11

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                        YEAR ENDED FEBRUARY 28/29,
                                                -------------------------------------------------------------------------
                                                      2001              2000               1999                1998*
                                                ---------------    ---------------     --------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD           $         11.41    $           5.74    $          8.61    $         10.00
                                                ---------------    ----------------    ---------------    ---------------

Income from investment operations:
  Net investment income                                   0.08                0.05               0.23               0.03 +
  Net realized and unrealized gain (loss)                (2.48)               5.63              (2.94)             (1.42)
                                                ---------------    ----------------    ---------------    ---------------

         Total from investment operations                (2.40)               5.68              (2.71)             (1.39)
                                                ---------------    ----------------    ---------------    ---------------

Less distributions to shareholders:
     From net investment income                              -                   -              (0.16)                 -
     From net realized gains                             (0.20)              (0.01)                 -                  -
                                                ---------------    ----------------    ---------------    ---------------

         Total distributions                             (0.20)              (0.01)             (0.16)                 -
                                                ---------------    ----------------    ---------------    ---------------

NET ASSET VALUE, END OF PERIOD                 $          8.81    $          11.41    $          5.74    $          8.61
                                                ===============    ================    ===============    ===============

TOTAL RETURN (a)                                       (21.27%)              98.96%           (31.60%)           (13.90%)***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)         $        52,239    $          65,191   $        31,718   $         39,698
     Net expenses to average
         daily net assets                                1.40%                1.28%             1.27%              1.65%**(b)
     Net investment income to average
         daily net assets                                0.91%                0.54%             3.65%              0.78%**
     Portfolio turnover rate                               98%                 157%              158%                56%
     Fees and expenses voluntarily waived
         or borne by the Manager consisted
         of the following per share amounts:   $          0.01   $             0.01   $          0.02   $           0.03
     Purchase and redemption fees consisted
         of the following per share
         amounts: (c)                          $          0.02   $                -   $             -   $              -

+    Computed using average shares outstanding throughout the period.
*    Period from August 29, 1997 (commencement of operations) to February 28,
     1998.
**   Annualized.
***  Not annualized.
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the manager, which approximate .16% of average daily net assets.
(c) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

12            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Evolving Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries of Asia, Latin America, the Middle East, Africa and Europe ("Emerging Markets"). The Fund's benchmark is the IFC Investable Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. Shares of an open-end investment fund are valued at their net asset value as reported on each business day.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts,

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2001.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001, there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2001, there were no outstanding futures contracts.

     INDEXED SECURITIES
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreements. See Note 6 for a summary of the open swap agreement as of February 28, 2001.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund has elected to defer to March 1, 2001 post-October capital losses of $3,673,905.

     At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $1,253,194, expiring in 2009.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions and foreign taxes.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

            Accumulated
         Undistributed Net                Accumulated Net Realized
         Investment Income                        Gain/(loss)                      Paid-in Capital
         -----------------                --------------------------            ---------------------
            $(285,112)                            $285,112                              $-

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. Effective October 13, 2000 if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, these fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase,

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 29, 2000 and February 28, 2001, the Fund received $145,161 and $72,695 in purchase premiums and $22,763 and $15,047 in redemption fees, respectively.

     INVESTMENT RISK
     Investments in securities of emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $550.


3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, were as follows:

                                                                       Purchases                   Proceeds
                                                                   -------------------     --------------------------
     U.S. Government securities                                    $           233,885     $                1,435,139
     Investments (non-U.S. Government securities)                           53,833,135                     50,659,555

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Depreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
             $55,304,384                      $4,447,671                      $7,792,040                      $3,344,369

4.   PRINCIPAL SHAREHOLDERS

     At February 28, 2001, 65.43% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                             Year Ended                                          Year Ended
                                          February 28, 2001                                  February 29, 2000
                             --------------------------------------------        -------------------------------------------
     Class III:                     Shares                 Amount                      Shares                 Amount
                             ---------------------   --------------------        --------------------   --------------------
     Shares sold                          503,800  $           4,666,415                     905,894  $           9,227,832
     Shares issued to
     shareholders in
     reinvestment of
     distributions                        104,088              1,063,786                       4,836                 54,017
     Shares repurchased                  (391,059)            (3,885,907)                   (723,935)            (5,838,870)
                             ---------------------   --------------------        --------------------   --------------------

     Net increase                         216,829  $           1,844,294                     186,795  $           3,442,979
                             =====================   ====================        ====================   ====================

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.  FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 28, 2001 is as follows:

     TOTAL RETURN SWAP AGREEMENT

                             Expiration                                                         Unrealized
        Notional Amount         Date                       Description                         Depreciation
     ---------------------- ------------- -----------------------------------------------    -----------------
     $       144,293         6/15/01      Agreement with Lehman Brothers                     $       (3,671)
                                          Finance S.A. dated 6/13/00
                                          to receive (pay) the notional amount
                                          multiplied by the return on the KOPSI
                                          200 Korean Index and to pay the
                                          notional amount multiplied by
                                          3 month LIBOR adjusted by a
                                          specified spread.
                                                                                             -----------------
                                                                                             $        (3,671)
                                                                                             =================

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of GMO Trust and the Shareholders of GMO Evolving Countries Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Evolving Countries Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO EVOLVING COUNTRIES FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION - (UNAUDITED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO FOREIGN FUND
(A Series of GMO Trust)


PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

For the fiscal year ended February 28, 2001, the Class III shares of the GMO Foreign Fund outperformed the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index benchmark by 15.6% after fees, declining 1.9% while the benchmark tumbled 17.5%. Both stock selection and country selection contributed to the outperformance.

GMO country selection added 2.1% to returns during the fiscal year. Finland had the worst return of all benchmark markets, plummeting 55.2%, as Nokia led the retreat and many Finnish tech stocks followed. Holders of high-priced Swedish TMT (technology, media, telecom) stocks joined the rush for the exits, and the Swedish index tumbled 42.1%, making it the second worst performing EAFE market. Japan had the worst return of the major markets and was third worst overall, declining 27.3% during the fiscal year. An ill-timed, but tiny, hike in the discount rate by the Bank of Japan in August should have had little impact on the economy, yet it served to remind all of the ham-handedness of Japanese policy in general. The market fell sharply in the second half of the year. A weakening of the yen over the last few months compounded the underperformance of the Japanese market.

Six of the benchmark country indices had positive absolute returns this fiscal year: Austria, Switzerland, Norway, Denmark, Belgium and Ireland. Many of these markets contain concentrations of value stocks and smaller stocks. Austria had the best return of 17.9%. The Austrian market shone after several years of battering. An absence of TMT and the heavy weight of deep cyclicals had dragged the index down to represent a mere 0.1% of EAFE. The entire market easily qualified as small cap, and an excellent bargain at that. Investors could not avoid the attraction of Austria as soon as their analysis returned to fundamentals. Switzerland represented the dream landscape for international investors this fiscal year, with the index returning 12.4%. The fresh mountain air of safety, the lure of the Swiss franc and the presence of a range of attractive stocks for all investment styles helped the market win. Value investors won handily through a diversified portfolio of smaller and mid cap stocks. Even growth investors found some solace in the expensive biotech and health care industry, which did not begin to correct until late in the fiscal year. In Norway, strength in oil service and basic material stocks helped lift the market to an 11.5% return for the fiscal year.

GMO stock picking added 13.5% to returns during the fiscal year. Stock selection was particularly strong in Germany, Hong Kong, the United Kingdom, Japan, France and Finland. In Germany we avoided the TMT meltdown and beat the market on a range of old economy stocks ranging from utilities through manufacturing. Our larger holdings in Germany included: electric utility E. On (up 19%), Adidas Salomon (up 24%) and Volkswagen (up 50%). We did particularly well in the Hong Kong market by correctly making two critical decisions. One was to avoid the TMT stocks as they peaked out in March. The second was to add to real estate and hongs (conglomerates) in the portfolio, once they had returned to reasonable valuations following the market correction at midyear. As investors sensed the end of interest rate rises, these stocks moved sharply higher. Wharf Holdings, one of our largest positions in Hong Kong, was particularly strong - up 69%. Stock selection in the United Kingdom benefited holdings in beverage, tobacco and oil stocks while avoiding expensive TMT stocks. In oil stocks we were primarily overweight in smaller exploration and production companies. One of our holdings, LASMO, was acquired by the Italian firm ENI in a bidding war with Amerada Hess. Defensive stocks, such as beverage, tobacco and utilities, also contributed to stock selection, as stable earnings growth and dividend yields in line with bonds proved very attractive to investors this year.

In Japan, TMT stocks had long been cheaper than anywhere else in the world, but by early 2000 the prices on those stocks were too expensive, so we went from a heavy overweight position to an underweight position. We continued to be underweight Japanese banks, a position that has been nerve-wracking on a monthly basis but profitable over the longer term. Autos, household goods and drug stocks were preferred. In France, attention to fundamental valuation worked handsomely. In particular it was the "Thou shall avoid" variety of analysis that won. Any company that was built on the smoke and mirrors of the TMT craze went down in flames. Companies with improving fundamentals, attractive cash flow and restructuring potential won (often in an absolute as well as relative sense) for investors - including our positions in Total Fina Elf and Suez Lyonnaise des Eaux. The Finnish portfolio managed a positive absolute return for the year, despite the dramatic drop in the Finnish index, thanks to holdings in cheap value stocks related to the beer and paper industries.

OUTLOOK

The fiscal year started with the climax of the TMT bubble in March of 2000. Even as many of the most prominent value investors threw in the towel, the beginning of a shift back to fundamentals was taking place. The resurgence of value stocks helped us end the year with 15.6% total value added. We believe that our investors, who have weathered the growth storm, will continue to reap the benefits from our stock selection style.

Currency effects have reduced the returns of dollar-based investors for a number of years. Our research suggests that the currencies of many countries in which we are invested, such as the euro and the Australian dollar, are undervalued. We are cautiously optimistic that we have seen the bottom in these currencies, and that appreciation in these currencies will assist the absolute returns.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO FOREIGN FUND CLASS III SAHRES AND THE MSCI EAFE INDEX
                            AS OF FEBRUARY 28, 2001

      ----------------------------------------------------------------
                         Average Annual Total Return
      ----------------------------------------------------------------
                                                           Since
         1 Year        5 Year          10 Year           Inception
      ----------------------------------------------------------------
Class                                                      9/30/96
  II    -1.84%          n/a             n/a                  10.21%
     -----------------------------------------------------------------
Class                                                      8/31/84
 III    -1.85%         9.95%          10.28%                16.64%
      ----------------------------------------------------------------
Class                                                       1/9/98
 IV    -1.79%          n/a             n/a                  10.78%
     -----------------------------------------------------------------


              Date                   Foreign Fund-III          MSCI EAFE

               2/28/1991                     $10,000            $10,000
               3/31/1991                     $ 9,570            $ 9,400
               6/30/1991                     $ 9,009            $ 8,887
               9/30/1991                     $ 9,938            $ 9,649
              12/31/1991                     $ 9,905            $ 9,810
               3/31/1992                     $ 9,924            $ 8,646
               6/30/1992                     $10,629            $ 8,829
               9/30/1992                     $ 9,637            $ 8,962
              12/31/1992                     $ 9,448            $ 8,616
               3/31/1993                     $10,589            $ 9,649
               6/30/1993                     $11,254            $10,619
               9/30/1993                     $12,366            $11,324
              12/31/1993                     $13,337            $11,421
               3/31/1994                     $13,852            $11,821
               6/30/1994                     $14,104            $12,425
               9/30/1994                     $14,446            $12,437
              12/31/1994                     $14,206            $12,310
               3/31/1995                     $14,098            $12,539
               6/30/1995                     $15,004            $12,631
               9/30/1995                     $15,865            $13,157
              12/31/1995                     $16,174            $13,690
               3/31/1996                     $16,637            $14,085
               6/30/1996                     $17,251            $14,307
               9/30/1996                     $17,286            $14,290
              12/31/1996                     $18,488            $14,518
               3/31/1997                     $18,662            $14,290
               6/30/1997                     $20,903            $16,145
               9/30/1997                     $21,740            $16,031
              12/31/1997                     $19,757            $14,774
               3/31/1998                     $22,328            $16,948
               6/30/1998                     $22,116            $17,127
               9/30/1998                     $19,259            $14,691
              12/31/1998                     $22,513            $17,726
               3/31/1999                     $22,586            $17,972
               6/30/1999                     $24,615            $18,429
               9/30/1999                     $25,915            $19,239
              12/31/1999                     $29,034            $22,506
               3/31/2000                     $28,086            $22,482
               6/30/2000                     $28,004            $21,592
               9/30/2000                     $26,503            $19,850
              12/31/2000                     $27,137            $19,318
               2/28/2001                     $26,615            $17,861

              ---------------------------------------------------
                 ___ GMO Foreign Fund    --- MSCI EAFE Index
              ---------------------------------------------------

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Fund. All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. Performance for Class IV and Class II shares varies due to different shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - 90.3%
                    AUSTRALIA - 4.7%
        792,300     Amcor Ltd                                                                                         2,415,707
        363,591     Australia and New Zealand Banking Group Ltd                                                       2,948,214
        501,000     Burswood Ltd                                                                                        210,079
        383,140     Capral Aluminum Ltd                                                                                 431,769
        875,900     CSR Ltd                                                                                           2,300,106
        551,992     Email Ltd                                                                                           841,940
        187,100     FH Faulding & Co Ltd                                                                              1,087,677
        490,510     Foodland Associated                                                                               2,434,745
      2,232,929     Goodman Fielder Ltd                                                                               1,591,730
      1,007,000     John Fairfax Holdings Ltd                                                                         2,105,998
         76,000     Lihir Gold Ltd ADR*                                                                                 532,000
      4,374,000     Lihir Gold Ltd *                                                                                  1,490,211
      3,204,100     Menzies Gold NL*                                                                                     77,254
     12,171,426     MIM Holdings Ltd                                                                                  7,336,601
        906,788     Newcrest Mining Ltd                                                                               1,846,038
      4,353,591     Oil Search Ltd*                                                                                   3,354,444
      1,569,200     Orogen Minerals Ltd                                                                               1,184,395
         54,000     Orogen Minerals Ltd GDR 144A                                                                        378,000
     10,528,371     Pasminco Ltd*                                                                                     3,642,174
      5,967,403     Qantas Airways Ltd                                                                                9,852,615
        548,362     Rothmans Holdings Ltd                                                                             5,144,889
         62,651     Western Mining Corp Holdings Ltd                                                                    261,986
        813,047     Westpac Banking Corp                                                                              5,987,528
                                                                                                             -------------------
                                                                                                                     57,456,100
                                                                                                             -------------------
                    AUSTRIA - 0.2%
          3,767     Austria Tabakwerke AG                                                                               239,718
         20,655     Erste Bank Der Oesterreichischen Sparkassen AG                                                    1,063,683
          9,200     Flughafen Wien AG                                                                                   338,413
          4,827     Oesterreichische Brau Beteiligungs AG                                                               195,312
         10,242     RHI AG                                                                                              216,156
          4,264     VA Technologie AG (Bearer)                                                                          145,280
         26,160     Wienerberger Baustoffindustrie AG                                                                   577,362
                                                                                                             -------------------
                                                                                                                      2,775,924
                                                                                                             -------------------

    See accompanying notes to the financial statements.                      1

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    BELGIUM - 2.0%
         18,144     Almanij NV                                                                                          722,470
         25,192     Cie Francois De Enterprises                                                                       4,978,494
         25,967     Credit Commercial Dexia                                                                           4,314,981
         21,258     Electrabel SA                                                                                     4,809,019
        118,795     Fortis                                                                                            3,432,443
        100,135     Fortis Strip*                                                                                           921
         17,437     GIB Holdings Ltd                                                                                    664,653
          5,649     Groupe Bruxelles Lambert NPV                                                                      1,618,187
         15,883     Kredietbank NPV                                                                                     720,222
         24,172     Solvay Et Cie                                                                                     1,298,149
         62,409     UCB SA                                                                                            2,300,244
                                                                                                             -------------------
                                                                                                                     24,859,783
                                                                                                             -------------------
                    BRAZIL - 0.8%
         70,400     Petroleo Brasileiro SA (Petrobras) ADR*                                                           2,008,512
        208,860     Tele Norte Leste Participacoes ADR                                                                4,532,262
        109,800     Ultrapar Participacoes SA ADR                                                                     1,119,960
        181,600     Votorantim Celulose e Papel SA ADR                                                                2,524,240
                                                                                                             -------------------
                                                                                                                     10,184,974
                                                                                                             -------------------
                    CANADA - 1.8%
         26,100     Alcan Aluminum Ltd                                                                                  967,582
         86,893     Alliance Forest Products Inc*                                                                       930,915
        295,000     Boliden Ltd*                                                                                        192,710
        100,000     Cambior Inc*                                                                                         33,316
         73,264     Concord Pacific Group*                                                                               38,288
         43,000     Falconbridge Ltd                                                                                    498,876
        175,800     Freeport-McMoran Copper & Gold *                                                                  2,469,990
        101,500     Iamgold (International African Mining Gold)*                                                        162,448
         90,000     Inco Ltd*                                                                                         1,610,922
        220,100     Kap Resources Ltd (c) *                                                                               1,438
         63,000     Nexen Inc*                                                                                        1,522,733
         20,300     Norske Skog Canada Ltd*                                                                             245,329
         67,137     Oxford Properties Group*                                                                            767,506
        116,300     Placer Dome Inc                                                                                   1,084,899
        109,000     Rothmans Inc                                                                                      1,602,103
        633,600     Semi-Tech Corp Class A (c) *                                                                          4,139

2             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    CANADA - CONTINUED
         77,200     Teck Corp Class B*                                                                                  746,381
        820,500     Tembec Inc Class A*                                                                               6,560,570
        154,000     TimberWest Forest Corp                                                                            1,096,551
         82,740     Trizec Hahn Corp (Sub-Voting)*                                                                    1,340,444
         38,400     TVX Gold Inc*                                                                                        58,950
                                                                                                             -------------------
                                                                                                                     21,936,090
                                                                                                             -------------------
                    FINLAND - 0.9%
        635,000     Metso Oyj                                                                                         6,919,760
        280,050     Oyj Hartwall Abp                                                                                  4,120,544
                                                                                                             -------------------
                                                                                                                     11,040,304
                                                                                                             -------------------
                    FRANCE - 7.6%
         26,700     Accor SA                                                                                          1,048,181
         35,885     Alcatel SA                                                                                        1,395,893
         21,742     Aventis SA Class A                                                                                1,755,468
         12,940     Axa SA                                                                                            1,632,628
         50,471     Banque Nationale de Paris                                                                         4,121,486
         64,895     BIC SA                                                                                            2,757,098
         25,280     Bouygues                                                                                            985,461
          5,882     Cap Gemini SA                                                                                     1,029,890
          5,442     Chargeurs International SA                                                                          363,824
         22,520     Christian Dior SA                                                                                   976,862
         15,281     Club Mediterranee SA                                                                              1,482,529
         82,617     Compagnie Generale d'Industrie et de Participations                                               4,596,463
          3,073     Elf Gabon                                                                                           397,326
         11,564     Eridania Beghin-Say SA                                                                            1,114,470
         22,200     Etablissements Economiques du Casino Guichard-Perrachon SA                                        2,266,078
        661,570     Eurotunnel SA Units (Bearer)*                                                                       650,966
         16,107     France Telecom SA                                                                                   958,336
         33,778     Groupe Danone                                                                                     4,668,656
         11,495     Guyenne et Gascogne SA                                                                              919,660
         13,718     Imetal                                                                                            1,531,470
          9,780     Lafarge Coppee SA                                                                                   953,331
         35,776     Lagardere Groupe                                                                                  2,092,415
         52,384     Michelin SA Class B                                                                               1,999,152
         39,233     Pechiney SA Class A                                                                               1,948,248

    See accompanying notes to the financial statements.                      3

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    FRANCE - CONTINUED
         17,367     Pernod Ricard                                                                                     1,197,802
         19,292     Peugeot SA                                                                                        5,228,250
         14,600     Renault SA                                                                                          784,088
         23,530     Saint-Gobain                                                                                      3,591,939
          5,565     Sidel (Bearer)                                                                                      200,097
         27,663     Sophia (EX-SFI)                                                                                     825,492
         49,865     SPIE Batignolles                                                                                  3,255,766
         97,510     Suez Lyonnaise des Eaux                                                                          16,140,643
          8,830     Technip SA                                                                                        1,256,175
         62,544     Thomson CSF                                                                                       2,508,249
        105,683     Total Fina SA                                                                                    14,918,064
         93,950     Usinor Sacilor                                                                                    1,321,865
         24,686     Worms et Compagnie SA                                                                               438,134
                                                                                                             -------------------
                                                                                                                     93,312,455
                                                                                                             -------------------
                    GERMANY - 9.2%
        181,500     Adidas Salomon AG                                                                                11,282,940
        128,500     Bankgesellschaft Berlin AG                                                                        1,459,382
         43,990     Bayer AG                                                                                          2,137,952
         84,400     Bayerische Motoren Werke AG                                                                       2,941,580
         41,600     Bilfinger & Berger                                                                                  730,677
         33,300     Brau und Brunnen*                                                                                   636,646
        101,500     Celanese AG                                                                                       1,824,785
        128,000     Commerzbank AG                                                                                    3,378,243
        380,510     Continental AG                                                                                    6,560,944
        131,800     DaimlerChrysler AG                                                                                6,466,195
         52,800     DePfa Deutsche Pfandbriefbank AG                                                                  4,022,772
        124,775     Deutsche Bank AG                                                                                 10,331,468
         67,000     Deutsche Post AG*                                                                                 1,430,042
        290,600     Deutsche Telekom                                                                                  7,055,024
        304,040     Dredsner Bank AG                                                                                 12,525,864
        136,600     E. On AG                                                                                          6,971,763
         33,310     Koelnische Rueckversicherungs-Gesellschaft AG (New Shares)                                        2,814,457
         99,450     Koelnische Rueckversicherungs-Gesellschaft AG (Registered)                                        8,770,460
        201,750     K&S AG                                                                                            3,339,527
        168,500     Lufthansa AG                                                                                      3,548,415
         79,200     Metallgesellschaft                                                                                1,063,352

4             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    GERMANY - CONTINUED
         55,000     Rheinmetall AG                                                                                      799,132
        152,460     RWE AG                                                                                            5,818,392
        268,000     Stinnes AG                                                                                        6,604,935
                                                                                                             -------------------
                                                                                                                    112,514,947
                                                                                                             -------------------
                    HONG KONG - 7.6%
      7,460,882     Akai Holdings Ltd (b) (c) *                                                                           9,565
      4,530,400     Amoy Properties Ltd                                                                               5,053,203
        960,000     Beijing Enterprises Class H                                                                       1,033,859
        805,000     CLP Holdings Ltd                                                                                  4,210,823
        293,000     Goldlion Holdings Ltd                                                                                15,401
         30,000     Great Eagle Holdings Ltd                                                                             60,770
      1,580,800     Hang Lung Development Co Ltd                                                                      1,692,288
        496,000     Henderson Land Development Co Ltd                                                                 3,039,629
      4,017,800     HKR International Ltd                                                                             2,240,725
      2,796,587     Hong Kong Electric Holdings Ltd                                                                  10,559,044
      4,891,641     Hong Kong Land Holdings                                                                          12,375,852
      2,917,894     Hysan Development Co Ltd                                                                          5,312,132
         76,259     Jardine Matheson Holdings Ltd                                                                       488,058
      1,110,266     Liu Chong Hing Bank Ltd                                                                           1,302,444
      5,756,413     New World Development Co Ltd                                                                      9,704,846
      2,239,000     New World Infrastructure                                                                          1,894,563
        220,000     Orient Overseas International Ltd                                                                    94,488
      7,853,000     Pacific Century CyberWorks Ltd*                                                                   4,480,295
      3,704,073     Regal Hotels International Ltd*                                                                     118,722
      1,810,000     Shanghai Industrial Holdings                                                                      3,469,211
      6,575,000     South China Morning Post Ltd                                                                      4,720,573
        681,500     Swire Pacific Ltd Class A                                                                         4,652,608
      3,311,500     Swire Pacific Ltd Class B                                                                         2,886,986
      2,805,000     Wharf Holdings Ltd                                                                                8,091,450
      5,411,000     Wheelock and Co Ltd                                                                               5,792,619
                                                                                                             -------------------
                                                                                                                     93,300,154
                                                                                                             -------------------
                    HUNGARY - 0.1%
         48,000     MOL Magyar Olaj es Gazipari Rt (New Shares)                                                         789,441
                                                                                                             -------------------

    See accompanying notes to the financial statements.                      5

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    INDIA - 0.5%
        110,072     Asian Paints Ltd                                                                                    626,787
        385,000     Gas Authority of India Ltd GDR 144A*                                                              2,743,125
         21,200     ICICI Ltd ADR                                                                                       278,992
         75,705     Oil & Natural Gas Corp Ltd*                                                                         234,083
         38,500     State Bank of India Ltd GDR                                                                         441,788
        130,327     Videsh Sanchar Nigam Ltd ADR                                                                      1,687,735
                                                                                                             -------------------
                                                                                                                      6,012,510
                                                                                                             -------------------
                    INDONESIA - 0.1%
      2,921,000     Indah Kiat Pulp & Paper *                                                                           134,895
        690,404     PT Daya Guna Samudera*                                                                                8,409
         35,700     PT Indosat (Persero) Tbk Class B ADR                                                                373,065
      2,982,000     PT Matahari Putra Prima Tbk                                                                         151,332
        300,000     Tambang Timah Persero (Foreign Registered)                                                           54,047
                                                                                                             -------------------
                                                                                                                        721,748
                                                                                                             -------------------
                    IRELAND - 0.6%
        379,049     Allied Irish Banks Plc                                                                            4,095,738
        325,339     Bank of Ireland                                                                                   3,105,511
         80,000     Eircom Plc                                                                                          175,092
                                                                                                             -------------------
                                                                                                                      7,376,341
                                                                                                             -------------------
                    ITALY - 4.9%
        214,861     Assicurazioni Generali SPA                                                                        7,478,637
         68,334     Banca Commerciale Italiana SPA                                                                      415,372
         65,113     Banca di Legano SPA                                                                                 932,898
        477,990     Banca Intesa SPA                                                                                  2,004,392
        140,039     Banca Nazionale Del Lavoro SPA*                                                                     467,471
        236,958     Banca Toscana                                                                                       908,670
        416,369     Banco Ambrosiano Veneto SPA (Savings Shares)                                                      1,068,271
        102,304     Buzzi Unicem SPA                                                                                    996,294
        168,447     Danieli and Co SPA (Savings Shares)                                                                 374,867
        304,252     Edison SPA                                                                                        2,853,859
      1,159,000     Enel SPA                                                                                          3,975,495
      1,618,252     ENI SPA                                                                                          10,506,300
         27,984     Ericsson SPA                                                                                        995,909
         88,190     Fiat SPA                                                                                          2,223,749


6             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    ITALY - CONTINUED
          2,907     Fiat SPA (Savings Shares)                                                                            41,703
         75,316     Grouppo Editoriale L'Espresso                                                                       504,217
         86,303     IFIL Finanziaria di Partecipazioni SPA                                                              376,980
        131,669     Immsi SPA*                                                                                           97,956
        650,940     Industriali Riunite SPA                                                                           1,146,327
        171,866     Italcementi SPA                                                                                     695,411
        501,861     Italgas SPA                                                                                       5,371,992
         43,386     Mediobanca SPA                                                                                      479,571
        395,467     Olivetti and Co SPA                                                                                 850,991
         58,000     Pagnossin SPA                                                                                       156,010
        251,461     RAS SPA                                                                                           3,420,092
         76,677     Rinascente per l'Esercizio di Grandi Magazzini SPA                                                  389,227
         53,792     San Paolo IMI SPA                                                                                   818,681
         45,967     Seat Pagine Gialle SPA                                                                               69,748
        325,406     Telecom Italia Mobile SPA (Savings Shares)                                                        1,211,936
        316,392     Telecom Italia SPA                                                                                3,293,600
        504,462     Telecom Italia SPA (Savings Shares)                                                               2,815,893
        695,012     UniCredito Italiano SPA                                                                           3,374,622
                                                                                                             -------------------
                                                                                                                     60,317,141
                                                                                                             -------------------
                    JAPAN - 14.4%
         92,300     Arisawa Manufacturing                                                                             2,140,381
        671,000     Asahi Bank                                                                                        2,088,026
         94,000     Bandai Co                                                                                         3,462,040
        132,000     Canon Inc                                                                                         4,298,904
        217,600     Chubu Electric Power Co Inc                                                                       3,765,958
        389,000     Chugai Pharmaceutical Co Ltd                                                                      5,588,175
        132,900     Chugoku Electric Power Co Inc                                                                     1,926,169
         45,580     Circle K Japan Co Ltd                                                                             1,173,550
        265,900     Credit Saison Co                                                                                  5,531,318
        369,000     Daimaru Inc                                                                                       1,151,405
        891,000     Daiwa Securities Co Ltd                                                                           8,135,564
            137     East Japan Railway Co                                                                               769,709
        115,000     Fuji Photo Film Co Ltd                                                                            4,166,844
         61,000     Fujitec Co                                                                                          280,830
         76,000     Hitachi Credit Corp                                                                               1,418,986
        390,000     Honda Motor Co Ltd                                                                               15,261,520

    See accompanying notes to the financial statements.                      7

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    JAPAN - CONTINUED
        202,000     Hosiden Corp                                                                                      4,873,695
        110,000     INAX Corp                                                                                           548,617
         82,000     Japan Airport Terminal Co Ltd                                                                       777,390
        311,000     Kao Corp                                                                                          7,768,703
         47,000     Kirin Beverage Corp                                                                                 959,674
        569,000     Komatsu Ltd                                                                                       2,653,506
        500,000     Konica Corp                                                                                       2,954,090
         40,000     Kose Corp                                                                                         1,524,362
      1,133,000     Marubeni Corp*                                                                                    2,250,642
        185,000     Matsushita Electric Industrial Co Ltd                                                             3,485,656
        404,000     Minebea Co Ltd                                                                                    3,161,874
        360,000     Mitsubishi Corp                                                                                   2,513,662
        433,000     Mitsubishi Electric Corp                                                                          2,525,018
        217,000     Mitsui Mining & Smelting                                                                          1,369,027
        409,000     Mitsui Petrochemical Industries Ltd                                                               1,708,598
        457,000     Mitsui & Co                                                                                       2,594,842
        369,000     Nikko Securities                                                                                  2,674,027
         39,400     Nintendo Co Ltd                                                                                   6,439,303
        159,000     Nippon Meat Packers Inc                                                                           1,950,646
          7,400     Nissin Food Products                                                                                182,958
        385,000     Oki Electric Industry*                                                                            1,759,325
        154,000     Pioneer Electronics Corp                                                                          3,991,304
        176,000     Ricoh Company Ltd                                                                                 3,083,507
         39,000     Rinnai Corp                                                                                         635,730
         12,300     Rohm Co Ltd                                                                                       1,992,412
        270,000     Sakura Bank Ltd                                                                                   1,599,812
        140,000     Sekisui House Ltd                                                                                 1,145,829
         70,000     Shimachu Co                                                                                         806,258
        133,000     Shionogi and Co Ltd                                                                               2,284,795
         68,000     Showa Corp                                                                                          326,391
         81,000     Sumitomo Bakelite Co Ltd                                                                            649,133
        506,000     Sumitomo Chemical Co Ltd                                                                          2,428,731
        348,000     Sumitomo Trust & Banking                                                                          2,450,642
        177,000     Takeda Chemical Industries Ltd                                                                    8,375,037
        223,000     Tanabe Seiyaku Co Ltd                                                                             1,728,181


8             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    JAPAN - CONTINUED
         83,000     Terumo Corp                                                                                       1,588,601
        420,000     The Bank of Fukuoka Ltd                                                                           1,876,295
         74,000     Toda Corp                                                                                           321,122
        517,000     Tokyu Corp                                                                                        2,411,006
        134,000     Toppan Printing Co Ltd                                                                            1,056,737
        112,000     Tsubaki Nakashima Co Ltd                                                                            954,857
         71,000     Ushio Inc                                                                                           915,231
            655     West Japan Railway Co                                                                             2,820,026
        203,000     Yamaha Corp                                                                                       2,384,876
        363,000     Yamanouchi Pharmaceutical Co Ltd                                                                 13,586,001
        114,000     Yamato Kogyo Co                                                                                     399,454
                                                                                                             -------------------
                                                                                                                    175,646,962
                                                                                                             -------------------
                    KOREA - 1.6%
            509     Daehan Flour Mill                                                                                    13,962
         16,890     Dongwon Securities Co                                                                               105,722
         19,865     Hansol Paper Manufacturing Ltd                                                                       59,796
         58,383     Hyundai Electronics Industries*                                                                     174,576
         40,000     Hyundai Motor Co                                                                                    510,326
         91,044     Hyundai Motor Co GDR 144A*                                                                          644,136
        152,928     Kookmin Bank GDR 144A (Registered)                                                                2,194,517
        129,200     Korea Electric Power Corp                                                                         2,647,668
             68     Korea Trust*                                                                                        244,800
        115,400     LG Cable & Machinery Ltd                                                                          1,145,626
         90,440     LG Electronics Co                                                                                 1,024,040
         27,393     Nhong Shim                                                                                        1,070,295
         93,790     Pacific Chemical Corp                                                                             2,527,790
         42,000     Pohang Iron & Steel ADR                                                                             940,800
        327,000     Samsung Corp                                                                                      1,864,325
        109,340     Samsung Fire & Marine Insurance                                                                   3,147,416
         25,000     Samsung Securities                                                                                  709,672
         14,880     Sindoricom Co Ltd                                                                                   338,155
                                                                                                             -------------------
                                                                                                                     19,363,622
                                                                                                             -------------------
                    MALAYSIA - 0.3%
        700,800     Genting Berhad                                                                                    1,899,537
        315,000     New Straits Times                                                                                   315,000


    See accompanying notes to the financial statements.                      9

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001



       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    MALAYSIA - CONTINUED
        407,000     Resorts World Berhad                                                                                771,158
        477,000     Tanjong                                                                                             891,237
                                                                                                             -------------------
                                                                                                                      3,876,932
                                                                                                             -------------------
                    MEXICO - 0.4%
      1,540,000     Controladora Comercial Mexicana SA de CV*                                                         1,094,900
        231,700     Grupo Aeroportuario del Sureste SA ADR*                                                           4,200,721
                                                                                                             -------------------
                                                                                                                      5,295,621
                                                                                                             -------------------
                    NETHERLANDS - 5.0%
        139,252     ABN Amro Holdings NV                                                                              3,060,542
        102,712     Aegon NV                                                                                          3,609,086
         90,712     Akzo Nobel NV                                                                                     4,396,168
        160,422     Elsevier NV                                                                                       2,260,069
         56,900     Fortis (NL) NV                                                                                    1,645,106
         13,329     Fugro NV                                                                                            891,109
         56,682     Hal Trust Class B                                                                                 1,287,482
         66,932     Hal Trust (Participating Units)                                                                   1,474,138
        100,352     ING Groep NV                                                                                      6,925,892
         44,664     Kon Bolswessanen                                                                                    558,593
        125,100     Koninklijke Ahold NV                                                                              4,031,070
         57,640     Koninklijke BAM NBM NV                                                                            1,070,716
        103,062     Koninklijke Philips Electronics NV                                                                3,390,131
         89,911     Koninklijke Philips Electronics NV ADR                                                            2,934,695
         83,507     Koninklijke Volker Wessels                                                                        1,697,126
        161,930     Laurus NV                                                                                         1,146,613
          1,376     Moeara Enim Petroleum                                                                             2,492,778
        110,376     Royal Dutch Petroleum                                                                             6,542,804
         69,715     Royal KPN NV                                                                                        855,867
         62,692     TNT Post Group NV                                                                                 1,476,457
         51,483     Unilever NV                                                                                       2,904,540
         36,181     Van Ommeren Vopak                                                                                   838,456
        161,242     Vendex NV                                                                                         2,282,001
         21,800     VNU NV                                                                                              924,180
        100,000     Wegener Arcade NV                                                                                 1,029,952
         29,107     Wereldhave NV                                                                                     1,556,489
                                                                                                             -------------------
                                                                                                                     61,282,060
                                                                                                             -------------------


10             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    NEW ZEALAND - 0.9%
      1,824,666     Air New Zealand Class B                                                                           1,423,168
      3,396,887     Carter Holt Harvey Ltd                                                                            2,547,538
      1,431,354     Fletcher Challenge Buildings                                                                      1,232,948
      2,332,177     Telecom Corp of New Zealand                                                                       5,147,190
      7,039,327     Trans Tasman Properties Ltd*                                                                        693,842
                                                                                                             -------------------
                                                                                                                     11,044,686
                                                                                                             -------------------
                    NORWAY - 1.6%
        349,200     DET Sondenfjeld-Norske*                                                                           1,307,792
        857,800     Petroleum Geo-Services*                                                                           7,575,875
        208,600     Prosafe ASA*                                                                                      3,159,899
        262,400     Royal Caribbean Cruises Ltd                                                                       7,407,043
                                                                                                             -------------------
                                                                                                                     19,450,609
                                                                                                             -------------------
                    PORTUGAL - 0.2%
        186,000     Electricidade de Portugal SA                                                                        552,477
        221,950     Portugal Telecom SA                                                                               2,139,023
                                                                                                             -------------------
                                                                                                                      2,691,500
                                                                                                             -------------------
                    SINGAPORE - 1.2%
      2,858,000     Allgreen Properties Ltd                                                                           1,654,770
      6,853,617     Brierley Investments Ltd*                                                                         1,080,454
      3,019,546     Dairy Farm International Holdings Ltd*                                                            1,585,262
      2,001,863     Jardine Strategic Holdings Ltd                                                                    6,245,813
        755,000     Singapore Land Ltd                                                                                1,653,348
      5,473,000     SMRT Corp Ltd                                                                                     2,509,975
                                                                                                             -------------------
                                                                                                                     14,729,622
                                                                                                             -------------------
                    SOUTH AFRICA - 1.2%
        263,000     Allied Technologies Ltd                                                                             799,961
        109,200     AngloGold Ltd                                                                                     3,519,389
         85,000     AngloGold Ltd ADR                                                                                 1,381,250
      1,296,606     Goldfields Ltd                                                                                    5,294,838
        271,000     Harmony Gold Mining Co Ltd                                                                        1,350,440
        172,553     Liberty Life Association of Africa Ltd                                                            1,389,179
      1,065,539     Sun International Ltd*                                                                              365,477
        125,700     Trencor Ltd*                                                                                         65,079
        290,500     Western Areas Gold Mining Co Ltd*                                                                   658,005
                                                                                                             -------------------
                                                                                                                     14,823,618
                                                                                                             -------------------

    See accompanying notes to the financial statements.                      11

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    SPAIN - 2.6%
         13,130     Actividades de Construccion y Servicios SA                                                          353,175
        140,000     Amadeus Global Travel Distribution                                                                1,017,078
        200,532     Banco Bilbao Vizcaya SA                                                                           2,983,741
         53,230     Banco Popular Espanol                                                                             1,885,076
        298,692     Banco Santander Central Hispano                                                                   3,051,663
        245,548     Endesa                                                                                            4,202,249
         82,580     FENOSA SA                                                                                         1,613,737
         30,600     Gas Natural SDG SA                                                                                  511,862
        261,643     Iberdrola SA                                                                                      3,945,953
         47,000     Red Electrica de Espana                                                                             456,416
        258,780     Repsol SA                                                                                         4,402,521
        134,300     Tabacalera SA Class A                                                                             1,914,285
        256,164     Telefonica de Espana SA *                                                                         4,369,794
        109,945     Transportes Azkar SA*                                                                               609,666
                                                                                                             -------------------
                                                                                                                     31,317,216
                                                                                                             -------------------
                    SWEDEN - 1.0%
        422,300     Autoliv Inc SDR                                                                                   7,555,637
        310,200     Getinge Industrier AB Class B                                                                     4,730,101
                                                                                                             -------------------
                                                                                                                     12,285,738
                                                                                                             -------------------
                    SWITZERLAND - 3.3%
          2,298     Banque Cantonale Vaudoise (Bearer)                                                                  783,425
          2,186     Belimo Automation AG                                                                                980,170
            379     Bobst SA (Bearer)                                                                                   665,722
         28,852     Credit Suisse Holdings (Registered)                                                               5,365,931
          1,825     Fischer (George) AG (Registered)                                                                    533,368
          3,197     Forbo Holdings AG (Registered)                                                                    1,401,038
          6,930     Geberit International AG                                                                          1,952,929
         19,660     Hero AG                                                                                           2,418,031
            847     Holderbank Financiere Glarus AG (Bearer)                                                            957,294
          3,526     Jelmoli (Registered)                                                                              1,056,811
          6,545     Kraftwerk Laufenberg (Bearer)*                                                                    1,309,078
          2,149     Merkur Holding AG (Registered)                                                                      423,410
          2,091     Nestle AG (Registered)                                                                            4,575,506
          2,816     Novartis AG (Registered)                                                                          4,758,063
            504     Schweizerische National-Versicherungs-Gesellschaft                                                  330,704

12             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    SWITZERLAND - CONTINUED
            416     Societe Generale de Surveillance Holding SA (Bearer)                                                496,746
          1,554     Sulzer Gebrueder AG (Registered)*                                                                 1,068,845
          2,368     Sulzer Medica AG                                                                                    520,991
          1,609     Swatch Group AG (Bearer)                                                                          1,786,817
          1,713     Swiss Reinsurance (Bearer)                                                                        3,588,821
          2,910     Unique Zurich Airport                                                                               439,567
          3,835     Zellweger Luwa AG (Bearer)                                                                        2,266,792
          5,631     Zurich Financial Services AG                                                                      2,689,593
                                                                                                             -------------------
                                                                                                                     40,369,652
                                                                                                             -------------------
                    TAIWAN - 0.0%
        646,070     Standard Foods Taiwan Ltd                                                                           236,696
                                                                                                             -------------------

                    THAILAND - 0.3%
        428,900     First Bangkok City (Foreign Registered) (c) *                                                           100
      1,291,800     Jasmine International Public Co (Foreign Registered)*                                               307,500
        776,000     PTT Exploration & Production Public Co Ltd                                                        1,946,307
         74,000     Siam Cement Pcl (Foreign Registered)*                                                               701,161
        487,700     Thai Telephone & Telecommunications (Foreign Registered)*                                            61,161
        204,800     Total Access Communication*                                                                         745,472
                                                                                                             -------------------
                                                                                                                      3,761,701
                                                                                                             -------------------
                    UNITED KINGDOM - 15.3%
        203,100     Abbey National Plc                                                                                3,418,388
        100,000     Alliance & Leicester Plc                                                                            980,730
        483,741     Allied Domecq Plc                                                                                 2,982,563
        163,777     AWG Plc                                                                                           1,374,727
        435,488     BAA                                                                                               4,113,941
        129,000     Bank of Scotland                                                                                  1,404,679
        145,277     Barclays Plc                                                                                      4,406,327
        200,170     Bass Plc                                                                                          2,087,266
        101,613     Berkley Group                                                                                     1,240,557
        930,486     BG Group Plc                                                                                      3,569,703
        535,400     Billiton Plc                                                                                      2,459,395
        135,200     Boots Co                                                                                          1,218,701
        898,398     BP Amoco Plc                                                                                      7,424,444
        226,953     BPB Industries Plc                                                                                  990,970

    See accompanying notes to the financial statements.                      13

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    UNITED KINGDOM - CONTINUED
        705,530     British Aerospace                                                                                 2,991,599
        104,859     British Airways Plc                                                                                 608,334
        525,050     British Energy Plc                                                                                1,893,133
        501,600     British Energy Plc (Deferred Shares) (c) *                                                                -
        873,155     British Telecom Plc                                                                               7,178,054
      1,039,468     BTR Siebe Plc                                                                                     2,327,466
        200,927     Cable & Wireless                                                                                  2,173,402
        958,074     Centrica Plc                                                                                      3,247,188
        488,162     Chubb Plc*                                                                                        1,049,037
        359,936     Commercial Union Plc                                                                              5,217,133
        103,864     Compass Group Plc*                                                                                  826,884
        369,032     Cookson Group                                                                                       899,480
      1,115,250     Corus Group Plc                                                                                   1,158,098
        515,523     Diageo Plc                                                                                        5,223,179
        205,042     Dixons Group Plc (New Shares)                                                                       764,441
        368,668     Enterprise Oil                                                                                    3,365,733
        315,000     FKI Plc                                                                                             954,048
        617,000     Gallaher Group Plc                                                                                4,031,103
        181,449     GlaxoSmithKline Plc*                                                                              4,985,286
        199,460     Granada Compass Plc                                                                                 555,205
        246,351     Great Portland Estates Plc                                                                          994,839
        473,439     Great Universal Stores Plc                                                                        3,735,011
        343,408     Hanson Plc                                                                                        2,228,761
        261,347     HSBC Holdings Plc                                                                                 3,471,504
         76,236     Imperial Chemical Industries Plc                                                                    566,799
        419,716     Imperial Tobacco Group Plc                                                                        4,449,215
        369,600     Innogy Holdings Plc                                                                               1,002,145
         71,700     Johnson Matthey                                                                                   1,104,412
        488,162     Kidde Plc*                                                                                          552,681
        472,060     Ladbroke Group                                                                                    1,518,248
      1,330,486     Lattice Group Plc*                                                                                2,465,778
        618,000     Legal & General Group Plc                                                                         1,546,424
         95,229     Liberty International Plc                                                                           723,803
        449,400     Lloyds TSB Group Plc                                                                              4,251,845
         41,200     Lonrho Plc                                                                                          616,787


14             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    UNITED KINGDOM - CONTINUED
         88,010     Marconi Plc                                                                                         591,505
        348,500     Marks & Spencer                                                                                   1,221,377
         62,000     Morgan Crucible                                                                                     276,753
        369,600     National Power*                                                                                   1,279,333
         46,000     Northern Rock Plc                                                                                   327,073
        160,107     Peninsular & Oriental Steam Navigation Co                                                           693,898
        401,533     Powergen Plc                                                                                      3,781,595
        121,100     Prudential Corp                                                                                   1,657,490
        160,107     P&O Princess Cruises Plc*                                                                           848,610
        105,630     Railtrack Group Plc                                                                               1,393,956
        322,500     Rank Group Plc                                                                                      855,831
        159,000     Reed International Plc                                                                            1,591,465
        631,000     Rentokil Initial Plc                                                                              1,867,898
        144,499     Reuters Holdings Plc                                                                              2,223,667
        107,641     RMC Group                                                                                         1,209,360
        474,450     Rolls-Royce                                                                                       1,371,972
        371,661     Royal & Sun Alliance Insurance Group                                                              2,814,147
        400,000     Safeway Plc                                                                                       1,690,317
        154,000     Sainsbury (J)                                                                                       855,110
        270,000     Scottish Hydro-Electric Plc                                                                       2,414,327
        350,000     Scottish Power Plc                                                                                2,410,360
        536,771     Scottish & Newcastle Plc                                                                          4,211,419
        362,493     Severn Trent Plc                                                                                  3,706,691
        935,600     Shell Transport & Trading (Registered)                                                            7,758,872
        350,000     Smith (David S.) Holdings Plc                                                                       759,705
        226,228     Smiths (Entitlement Letters) (c) *                                                                        -
        104,064     Smiths Group Plc                                                                                  1,050,604
        205,000     SSL International Plc                                                                             1,507,872
        996,000     Stagecoach Holdings Plc                                                                           1,066,587
        119,384     Standard Chartered Plc                                                                            1,747,643
        347,026     Tomkins Plc                                                                                         859,606
        167,347     Trinity Mirror Plc                                                                                1,166,957
        490,342     Unilever Plc                                                                                      3,656,202
         76,300     United News & Media Plc                                                                             803,319
        298,004     United Utilities                                                                                  2,505,712

    See accompanying notes to the financial statements.                      15

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001



       SHARES       DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    UNITED KINGDOM - CONTINUED
        271,030     Viglen Technology Plc (Entitlement Letters) (c) *                                                         -
        164,000     Viridian Group Plc                                                                                1,588,292
      1,400,000     Vodafone Group Plc                                                                                3,790,954
        211,000     Whitbread Holdings Plc                                                                            1,990,218
        199,146     Wolseley                                                                                          1,355,670
                                                                                                             -------------------
                                                                                                                    187,251,813
                                                                                                             -------------------

                    TOTAL COMMON STOCKS (Cost $1,066,433,596)                                                     1,106,025,960
                                                                                                             -------------------

                    PREFERRED STOCKS - 1.9%
                    BRAZIL - 0.1%
     88,610,000     Gerdau SA                                                                                           823,876
                                                                                                             -------------------

                    GERMANY - 1.5%
        247,800     Bayerische Motoren Werke AG 3.05%                                                                 5,210,486
        170,844     Rheinmetall AG 9.02%                                                                              1,571,081
         51,500     Villeroy & Boch AG (Non Voting) 5.64%                                                               596,728
        319,699     Volkswagen AG 3.69%                                                                              10,480,929
                                                                                                             -------------------
                                                                                                                     17,859,224
                                                                                                             -------------------
                    ITALY - 0.2%
         81,123     Fiat SPA 3.58%                                                                                    1,361,463
         34,631     IFI Istituto Finanziario Industries 3.05%                                                         1,144,888
         61,098     Societa Assicuratrice Industriale SPA (SAI) 3.98%                                                   481,512
                                                                                                             -------------------
                                                                                                                      2,987,863
                                                                                                             -------------------
                    KOREA - 0.0%
         27,310     Dongwon Securities Co 10.67%                                                                         93,639
         15,020     Dongwon Securities Co Class 2 *                                                                      44,254
         25,220     Hyundai Motor Co 12.33%                                                                              98,539
         46,976     Hyundai Motor Co GDR 144A                                                                            79,859
         63,510     Jinro Ltd *                                                                                          77,735
                                                                                                             -------------------
                                                                                                                        394,026
                                                                                                             -------------------
                    THAILAND - 0.1%
      2,300,000     Siam Commercial Bank Ltd                                                                          1,535,648
                                                                                                             -------------------

16             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES/
     PAR VALUE      DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    UNITED KINGDOM - 0.0%
     72,389,434     AWG Plc *                                                                                            93,963
                                                                                                             -------------------

                    TOTAL PREFERRED STOCKS (Cost $23,857,936)                                                        23,694,600
                                                                                                             -------------------

                    INVESTMENT FUNDS - 1.7%
                    INDIA - 1.7%
      1,771,394     GMO Mauritius Fund - Foreign Cell (d) *                                                          20,728,635
                                                                                                             -------------------

                    KOREA - 0.0%
         38,500     Korea Investment Fund*                                                                              247,170
                                                                                                             -------------------


                    TOTAL INVESTMENT FUNDS (Cost $18,627,839)                                                        20,975,805
                                                                                                             -------------------

                    CONVERTIBLE BONDS - 0.2%
                    JAPAN - 0.2%
JPY 384,000,000     Internet Initiative, 144A, 1.75%, due 3/31/05                                                     2,455,348
                                                                                                             -------------------

                    MEXICO - 0.0%
USD     870,000     Grupo Financiero Invermexico, 7.50%, due 6/16/01                                                     43,500
                                                                                                             -------------------


                    TOTAL CONVERTIBLE BONDS (Cost $3,882,555)                                                         2,498,848
                                                                                                             -------------------

                    DEBT OBLIGATIONS - 0.0%
                    UNITED KINGDOM - 0.0%
GBP     102,000     BG Transco Holdings Plc Index Linked, 4.186%, due 12/14/22                                          161,195
GBP     102,000     BG Transco Holdings Plc, 7.00%, due 12/16/24                                                        154,046
GBP     102,000     BG Transco Holdings Plc, 7.057%, Variable Rate, due 12/14/09                                        147,763
GBP      27,859     British Aerospace Plc, 7.45%, due 11/30/03                                                           34,153
                                                                                                             -------------------
                                                                                                                        497,157
                                                                                                             -------------------

                    TOTAL DEBT OBLIGATIONS (Cost $423,562)                                                              497,157
                                                                                                             -------------------

    See accompanying notes to the financial statements.                      17

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


       SHARES/
     PAR VALUE      DESCRIPTION                                                                                   VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    RIGHTS & WARRANTS - 0.0%
                    ITALY - 0.0%
         68,334     Banca Intesa SPA Warrants, Expires 11/15/02*                                                         86,091
        395,467     Olivetti SPA Bond Rights, Expires 3/09/01*                                                            3,091
        395,467     Olivetti SPA Rights, Expires 3/09/01*                                                                 1,818
                                                                                                             -------------------
                                                                                                                         91,000
                                                                                                             -------------------
                    THAILAND - 0.0%
      2,300,000     Siam Commercial Bank Ltd Warrants, Expires 5/10/02*                                                 341,849
                                                                                                             -------------------


                    TOTAL RIGHTS & WARRANTS (Cost $54,271)                                                              432,849
                                                                                                             -------------------

                    SHORT-TERM INVESTMENTS - 5.5%
                    CASH EQUIVALENTS - 5.5%
     55,269,484     The Boston Global Investment Trust (a)                                                           55,269,484
USD  11,600,000     Wachovia Bank Time Deposit, 5.46%, due 3/01/01                                                   11,600,000
                                                                                                             -------------------
                                                                                                                     66,869,484
                                                                                                             -------------------

                    TOTAL SHORT-TERM INVESTMENTS (Cost $66,869,484)                                                  66,869,484
                                                                                                             -------------------

                    TOTAL INVESTMENTS - 99.6%
                       (Cost $1,180,149,243)                                                                      1,220,994,703

                    Other Assets and Liabilities - 0.4%                                                               4,651,914
                                                                                                             -------------------

                    TOTAL NET ASSETS - 100.0%                                                                 $   1,225,646,617
                                                                                                             -------------------


                    NOTES TO THE SCHEDULE OF INVESTMENTS:

                    ADR  American Depositary Receipt
                    GDR  Global Depository Receipt
                    SDR   Swedish Depository Receipt

                    GBP    British Pound
                    JPY     Japanese Yen
                    USD   United States Dollar

18             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

--------------------------------------------------------------------------------
                    NOTES TO THE SCHEDULE OF INVESTMENTS - CONTINUED

                    (a)  Represents investment of security lending collateral
                         (Note 1).

                    (b)  Bankrupt issuer.

                    (c)  Fair valued (Note 1).

                    (d)  Foreign Fund's investment in GMO Mauritius Fund -
                         Foreign Cell is comprised of the following underlying assets:


           SHARES                      SECURITY DESCRIPTION                            VALUE ($)
          248,950                  Bharat Heavy Electricals Ltd                          867,634
          770,000                  Bharat Petroleum Corporation                        2,907,768
          254,000                 Container Corporation of India                         993,296
          789,659                        Corporation Bank                              2,176,907
          290,069                       Grasim Industries                              2,006,923
          629,097                           ICICI Ltd                                  1,473,390
          150,000                         Indian Hotels                                  943,060
          162,771                     Indo Gulf Corporation                              166,129
          100,000                    Maars Software Intl Ltd                              94,542
          121,500                            NIIT Ltd                                  3,255,490
        2,500,000            Royal Bank of Canada, 5.50%, due 3/01/01                  2,500,000
          186,000                      State Bank of India                               985,153
          425,400                      Videsh Sanchar Nigam                            2,960,616
                                                                              -------------------
                                                                                     $21,330,908
                                   Other Assets and Liabilities                         (602,273)
                                                                              -------------------
                                                                                     $20,728,635

                    144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                    * Non-income producing security.

    See accompanying notes to the financial statements.                      19

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

--------------------------------------------------------------------------------
                    At February 28, 2001, industry sector diversification
                    of the Fund's equity investments was as follows:

                    INDUSTRY SECTOR (UNAUDITED)

                    Banking                                10.5 %
                    Utilities                               7.7
                    Consumer Goods                          7.7
                    Energy Services                         7.2
                    Conglomerates                           5.3
                    Insurance                               5.3
                    Services                                5.1
                    Telecommunications                      4.7
                    Automotive                              4.4
                    Real Estate                             4.2
                    Metals and Mining                       4.1
                    Machinery                               4.0
                    Health Care                             3.9
                    Food and Beverage                       3.7
                    Transportation                          3.0
                    Construction                            3.0
                    Chemicals                               2.6
                    Retail Trade                            2.2
                    Financial Services                      2.0
                    Paper and Allied Products               1.6
                    Electronic Equipment                    1.4
                    Communications                          1.3
                    Aerospace                               0.8
                    Computers                               0.7
                    Textiles                                0.1
                    Miscellaneous                           3.5
                                                   -------------
                                                          100.0%
                                                   =============


20             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value, including securities on loan of $52,373,231
     (cost $1,180,149,243) (Note 1)                                                              $        1,220,994,703
  Foreign currency, at value (cost $57,741,641) (Note 1)                                                     59,076,847
  Cash                                                                                                           84,114
  Receivable for investments sold                                                                             3,978,885
  Receivable for Fund shares sold                                                                                76,009
  Net receivable for open forward foreign currency contracts (Notes 1 and 6)                                    728,716
  Dividends and interest receivable                                                                           2,087,135
  Foreign withholding taxes receivable                                                                          572,225
  Receivable for expenses waived or borne by Manager (Note 2)                                                    46,564
                                                                                                  ----------------------

     Total assets                                                                                         1,287,645,198
                                                                                                  ----------------------

LIABILITIES:
  Payable upon return of securities loaned (Note 1)                                                          55,269,484
  Payable for investments purchased                                                                           5,732,368
  Payable for Funds shares repurchased                                                                            2,000
  Payable to affiliate for (Note 2):
     Management fee                                                                                             572,836
     Shareholder service fee                                                                                    139,832
  Accrued expenses                                                                                              282,061
                                                                                                  ----------------------

     Total liabilities                                                                                       61,998,581
                                                                                                  ----------------------

NET ASSETS                                                                                       $        1,225,646,617
                                                                                                  ======================

NET ASSETS CONSIST OF:
  Paid-in capital                                                                                $        1,171,982,248
  Distributions in excess of net investment income                                                             (792,967)
  Accumulated undistributed net realized gain                                                                11,631,966
  Net unrealized appreciation                                                                                42,825,370
                                                                                                  ----------------------

                                                                                                 $        1,225,646,617
                                                                                                  ======================

NET ASSETS ATTRIBUTABLE TO:

  Class II Shares                                                                                $           61,680,719
                                                                                                  ======================

  Class III Shares                                                                               $        1,019,540,895

                                                                                                  ======================

  Class IV Shares                                                                                $          144,425,003
                                                                                                  ======================
SHARES OUTSTANDING:

  Class II                                                                                                    5,503,655
                                                                                                  ======================

  Class III                                                                                                  90,859,386
                                                                                                  ======================

  Class IV                                                                                                   12,868,163
                                                                                                  ======================
NET ASSET VALUE PER SHARE:

  Class II                                                                                       $                11.21
                                                                                                  ======================

  Class III                                                                                      $                11.22
                                                                                                  ======================

  Class IV                                                                                       $                11.22
                                                                                                  ======================


    See accompanying notes to the financial statements.                      21

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)


STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign tax expense of $2,208,096)                                 $                26,489,820
 Interest (including security lending income of $432,662)                                               3,258,890
                                                                                       ---------------------------
   Total income                                                                                        29,748,710
                                                                                       ---------------------------

EXPENSES:
 Management fee (Note 2)                                                                                7,255,446
 Custodian fees                                                                                           914,924
 Audit fees                                                                                                57,353
 Legal fees                                                                                                56,193
 Transfer agent fees                                                                                       48,996
 Trustees fees (Note 2)                                                                                    11,824
 Registration fees                                                                                          4,548
 Miscellaneous                                                                                             53,264
 Fees waived or borne by Manager (Note 2)                                                              (1,118,314)
                                                                                       ---------------------------
                                                                                                        7,284,234
 Shareholder service fee (Note 2)
   Class II                                                                                               134,797
   Class III                                                                                            1,506,101
   Class IV                                                                                               129,514
                                                                                       ---------------------------
   Net expenses                                                                                         9,054,646
                                                                                       ---------------------------

     Net investment income                                                                             20,694,064
                                                                                       ---------------------------

REALIZED AND UNREALIZED GAIN (LOSS):

     Net realized gain (loss) on:
       Investments (net of foreign capital gains tax of ($150))                                       126,375,030
       Foreign currency, forward contracts and foreign currency
         related transactions                                                                          (3,069,174)
                                                                                       ---------------------------
         Net realized gain                                                                            123,305,856
                                                                                       ---------------------------

     Change in net unrealized appreciation (depreciation) on:
       Investments (Note 1)                                                                          (167,799,455)
       Foreign currency, forward contracts and foreign currency
         related transactions                                                                           3,226,122
                                                                                       ---------------------------
         Net unrealized loss                                                                         (164,573,333)
                                                                                       ---------------------------
     Net realized and unrealized loss                                                                 (41,267,477)
                                                                                       ---------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $               (20,573,413)
                                                                                       ==========================

22             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------



INCREASE (DECREASE) IN NET ASSETS:                                                       YEAR ENDED                  YEAR ENDED
Operations:                                                                           FEBRUARY 28, 2001           FEBRUARY 29, 2000
                                                                                 -----------------------      ---------------------
         Net investment income                                                  $            20,694,064      $          17,868,303
         Net realized gain                                                                  123,305,856                148,181,152
         Change in net unrealized appreciation (depreciation)                              (164,573,333)               106,542,390
                                                                                 -----------------------      ---------------------
         Net increase (decrease) in net assets resulting from operations                    (20,573,413)               272,591,845
                                                                                 -----------------------      ---------------------

Distributions to shareholders from:
         Net investment income
                 Class II                                                                    (1,393,077)                  (821,414)
                 Class III                                                                  (23,220,397)               (15,074,302)
                 Class IV                                                                    (3,389,003)                (2,182,701)
                                                                                 -----------------------      ---------------------
                 Total distributions from net investment income                             (28,002,477)               (18,078,417)
                                                                                 -----------------------      ---------------------

Distributions to shareholders from:
         Net realized gains
                 Class II                                                                    (7,119,223)                (5,886,575)
                 Class III                                                                 (114,864,146)              (106,929,723)
                 Class IV                                                                   (16,365,782)               (14,634,521)
                                                                                 -----------------------      ---------------------
                 Total distributions from net realized gains                               (138,349,151)              (127,450,819)
                                                                                 -----------------------      ---------------------

Net share transactions:  (Note 4)
                 Class II                                                                    10,966,210                 22,900,809
                 Class III                                                                  152,314,121                (12,766,551)
                 Class IV                                                                    25,339,336                 (4,892,649)
                                                                                 -----------------------      ---------------------
         Increase in net assets resulting from net share transactions                       188,619,667                  5,241,609
                                                                                 -----------------------      ---------------------

         Total increase in net assets                                                         1,694,626                132,304,218

NET ASSETS:

         Beginning of period                                                              1,223,951,991              1,091,647,773
                                                                                 -----------------------      ---------------------


         End of period (including distributions in excess of net
                 investment income of $792,967 and $5,741,231,
                 respectively)                                                  $         1,225,646,617      $       1,223,951,991
                                                                                 =======================      =====================


    See accompanying notes to the financial statements.                      23

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                           -------------------------------------------------------------------
                                                              2001         2000           1999          1998           1997 *
                                                           ---------    ----------     ---------     ----------      ---------

NET ASSET VALUE, BEGINNING OF PERIOD                      $   13.14    $    11.79     $   12.09     $    10.65      $   10.02
                                                           ---------    ----------     ---------     ----------      ---------

Income from investment operations:
  Net investment income                                        0.20(c)       0.17(c)       0.20(c)        0.18(c)        0.06
  Net realized and unrealized gain (loss)                     (0.41)         2.89         (0.14)          1.48           0.65
                                                           ---------    ----------     ---------     ----------      ---------

      Total from investment operations                        (0.21)         3.06          0.06           1.66           0.71
                                                           ---------    ----------     ---------     ----------      ---------

Less distributions to shareholders from:
   Net investment income                                      (0.29)        (0.21)        (0.25)         (0.22)         (0.08)
   Net realized gains                                         (1.43)        (1.50)        (0.11)         (0.00)(d)          -
                                                           ---------    ----------     ---------     ----------      ---------
      Total distributions                                     (1.72)        (1.71)        (0.36)         (0.22)         (0.08)
                                                           ---------    ----------     ---------     ----------      ---------

NET ASSET VALUE, END OF PERIOD                            $   11.21    $    13.14     $   11.79     $    12.09      $   10.65
                                                           =========    ==========     =========     ==========      =========

TOTAL RETURN (a)                                              (1.84%)       25.63%         0.36%         15.94%          7.08%***


RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000's)                      $  61,681    $   60,278     $  33,780     $   53,949      $  21,957
   Net expenses to average
      daily net assets                                         0.82%         0.82%         0.82%          0.82%          0.84%** (b)
   Net investment income to average
      daily net assets                                         1.63%         1.28%         1.64%          1.60%          0.83%**
   Portfolio turnover rate                                       38%           35%           27%            19%            13%
   Fees and expenses voluntarily waived or borne by
      the Manager consisted of the following per
      share amounts:                                      $    0.01    $     0.01     $    0.03     $     0.03      $    0.02

* Period from September 30, 1996 (commencement of operations) to February 28, 1997.
**   Annualized.
***  Not annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets.
(c)  Computed using average shares outstanding throughout the period.
(d)  The per share realized gain distribution was $0.004.


24             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-----------------------------------------------------------------------------------------------------------------------------


                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                             ----------------------------------------------------------------
                                                                2001          2000          1999        1998         1997 *
                                                             ----------    ----------    ---------   ----------    ----------

NET ASSET VALUE, BEGINNING OF PERIOD                        $    13.16    $    11.81    $   12.10   $    10.66    $    10.00
                                                             ----------    ----------    ---------   ----------    ----------

Income from investment operations:
  Net investment income                                           0.21(c)       0.20(c)      0.20(c)      0.21(c)       0.08
  Net realized and unrealized gain (loss)                        (0.43)         2.86        (0.12)        1.45          0.66
                                                             ----------    ----------    ---------   ----------    ----------

     Total from investment operations                            (0.22)         3.06         0.08         1.66          0.74
                                                             ----------    ----------    ---------   ----------    ----------

Less distributions to shareholders from:
     Net investment income                                       (0.29)        (0.21)       (0.26)       (0.22)        (0.08)
     Net realized gains                                          (1.43)        (1.50)       (0.11)       (0.00)(d)         -
                                                             ----------    ----------    ---------   ----------    ----------
        Total distributions                                      (1.72)        (1.71)       (0.37)       (0.22)        (0.08)
                                                             ----------    ----------    ---------   ----------    ----------

NET ASSET VALUE, END OF PERIOD                              $    11.22    $    13.16    $   11.81   $    12.10    $    10.66
                                                             ==========    ==========    =========   ==========    ==========

TOTAL RETURN (a)                                                 (1.85%)       25.65%        0.48%       15.95%         7.37%***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)                      $1,019,541    $1,022,498    $ 927,108   $  847,427    $  671,829
     Net expenses to average
       daily net assets                                           0.75%         0.75%        0.75%        0.75%         0.76%** (b)
     Net investment income to average
       daily net assets                                           1.71%         1.48%        1.60%        1.80%         1.24%**
     Portfolio turnover rate                                        38%           35%          27%          19%           13%
     Fees and expenses voluntarily waived or borne by
       the Manager consisted of the following per
       share amounts:                                       $     0.01    $     0.01    $    0.03   $     0.03    $     0.02

*    Period from June 28, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
***  Not annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.
(c)  Computed using average shares outstanding throughout the period.
(d)  The per share realized gain distribution was $0.004.



    See accompanying notes to the financial statements.                      25

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)


FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED FEBRUARY 28/29,
                                                                 ------------------------------------------------------
                                                                    2001          2000           1999          1998 *
                                                                 ---------      ----------    ----------    -----------

NET ASSET VALUE, BEGINNING OF PERIOD                            $   13.16      $    11.81    $    12.11    $     10.90
                                                                 ---------      ----------    ----------    -----------

Income from investment operations:
  Net investment income                                              0.22(d)         0.21(d)       0.22(d)           -(b)
  Net realized and unrealized gain (loss)                           (0.43)           2.86         (0.15)          1.21
                                                                 ---------      ----------    ----------    -----------

     Total from investment operations                               (0.21)           3.07          0.07           1.21
                                                                 ---------      ----------    ----------    -----------

Less distributions to shareholders from:
  Net investment income                                             (0.30)          (0.22)        (0.26)             -
  Net realized gains                                                (1.43)          (1.50)        (0.11)             -
                                                                 ---------      ----------    ----------    -----------
     Total distributions                                            (1.73)          (1.72)        (0.37)             -
                                                                 ---------      ----------    ----------    -----------

NET ASSET VALUE, END OF PERIOD                                  $   11.22      $    13.16    $    11.81    $     12.11
                                                                 =========      ==========    ==========    ===========

TOTAL RETURN (a)                                                    (1.79%)         25.74%         0.53%         11.10%***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)                          $ 144,425      $  141,175    $  130,760    $   219,785
     Net expenses to average
        daily net assets                                             0.69%           0.69%         0.69%          0.69%**
     Net investment income to average
        daily net assets                                             1.77%           1.55%         1.81%          0.26%**
     Portfolio turnover rate                                           38%             35%           27%            19%
     Fees and expenses voluntarily waived or borne by
        the Manager consisted of the following per
        share amounts:                                          $    0.01      $     0.01    $     0.03    $      0.00(c)

*    Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
**   Annualized.
***  Not annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Net investment income earned was less than $.01 per share. Computed using average shares outstanding throughout the period.
(c) Fees or expenses voluntarily waived or borne by the manager were less than $.01 per share.
(d)  Computed using average shares outstanding throughout the period.


26             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Morgan Stanley Capital International EAFE Index.

     The Fund makes its investments in India through a Mauritius entity of which it is sole shareholder. The Mauritius entity has been consolidated with the Fund in the financial statements. Under the double taxation treaty between Mauritius and India, the Fund is not subject to capital gain tax in India on the sale or redemption of securities.

     The Fund offers three classes of shares: Class II, Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. Shares of an open-end investment fund are valued at their net asset value as reported on each business day.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------


     Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 5 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------


     received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
     As of February 28, 2001, there were no outstanding futures contracts.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $52,373,231 collateralized by cash in the amount of $55,269,484 which was invested in a short-term instrument.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------


            Accumulated
         Undistributed Net           Accumulated Net Realized
         Investment Income                  Gain/(Loss)                     Paid-In Capital
      -----------------------       --------------------------            ------------------
            $12,256,677                    $(11,957,808)                         $(298,869)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     ALLOCATION OF OPERATING ACTIVITY
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $11,824. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $447,314,225 and $433,968,013, respectively.

      At February 28, 2001 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                           Gross Unrealized               Gross Unrealized             Net Unrealized
              Aggregate Cost                  Appreciation                  Depreciation                Appreciation
       --------------------------      --------------------------     -------------------------     ----------------------
              $1,186,826,973                 $166,272,161                   $132,104,431                 $34,167,730


4.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                  Year Ended                                       Year Ended
                                               February 28, 2001                               February 29, 2000
                                  --------------------------------------------     -------------------------------------------
      Class II:                         Shares                   Amount                  Shares                  Amount
                                  --------------------     -------------------     -------------------     -------------------
    Shares sold                             1,000,696     $        12,278,463               1,357,706     $        17,980,116

    Shares issued to
    shareholders in reinvestment
    of distributions                          722,497               8,454,671                 490,326               6,671,247

    Shares repurchased                       (806,241)             (9,766,924)               (125,595)             (1,750,554)
                                  --------------------     -------------------     -------------------     -------------------
    Net increase                              916,952     $        10,966,210               1,722,437     $        22,900,809
                                  ====================     ===================     ===================     ===================

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     SHARE TRANSACTIONS - CONTINUED


                                                 Year Ended                                     Year Ended
                                                February 28, 2001                              February 29, 2000
                                   --------------------------------------------    ------------------------------------------
     Class III:                          Shares                  Amount                  Shares                 Amount
                                   -------------------     --------------------    --------------------    ------------------
     Shares sold                            7,301,945     $         88,782,557               3,202,401    $       42,410,128

     Shares issued to
     shareholders in reinvestment
     of distributions                      10,951,305              128,088,774               8,451,999           115,039,709

     Shares repurchased                    (5,096,356)             (64,557,210)            (12,483,507)         (170,216,388)
                                   -------------------     --------------------    --------------------    ------------------
     Net increase (decrease)               13,156,894     $        152,314,121                (829,107)   $      (12,766,551)
                                   ===================     ====================    ====================    ==================

                                                   Year Ended                                     Year Ended
                                                February 28, 2001                              February 29, 2000
                                   --------------------------------------------    ------------------------------------------
     Class IV:                           Shares                  Amount                  Shares                 Amount
                                   -------------------     --------------------    --------------------    ------------------
     Shares sold                            3,316,367     $         40,505,000               3,174,497    $       41,207,751

     Shares issued to
     shareholders in reinvestment
     of distributions                       1,512,306               17,664,233               1,137,658            15,485,345

     Shares repurchased                    (2,687,361)             (32,829,897)             (4,657,696)          (61,585,745)
                                   -------------------     --------------------    --------------------    ------------------
     Net increase (decrease)                2,141,312     $         25,339,336                (345,541)   $       (4,892,649)
                                   ===================     ====================    ====================    ==================

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------


5.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 28, 2001 is as follows:


     SHORT FORWARD CURRENCY CONTRACT
                                                                                                           Net Unrealized
           Settlement                                        Units                                         Appreciation
              Date              Deliver/Receive           of Currency                 Value               (Depreciation)
      ---------------------  -----------------------  ---------------------    ---------------------     ------------------
                  05/24/01            KRW                   13,086,900,000    $          10,426,729     $          728,716
                                                                                                         ==================


Currency Abbreviations:

      KRW       Korean Won

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of GMO Trust and the Shareholders of GMO Foreign Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION - (UNAUDITED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 80.55% as net capital gain dividends.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO FOREIGN SMALL COMPANIES FUND
(A Series of GMO Trust)

PORTFOLIO MANAGERS
------------------

Day-to-day management of the Fund's portfolio is the responsibility of the International Active team at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

For the fiscal year ended February 28, 2001, the Foreign Small Companies Fund declined 5.0%, outperforming its SSB EMI World ex-U.S. Index benchmark by 9.3% after fees. Both stock and country selection contributed to the outperformance. We entered a small currency hedge against the Korean won during November 2000, and maintain that hedge, which equals 0.6% of the total account value, or roughly 70% of the Korean equity exposure.

GMO country selection added 3.4% to returns during the fiscal year. The Fund's benchmark, the SSB EMI World ex-U.S. Index, fell 14.4% during the fiscal year. Finland had the worst return of all benchmark markets, plummeting 43.3%, as Nokia led the retreat, and many small cap Finnish tech stocks followed. The Dutch market also declined sharply, as the Netherlands index dropped 36.5%. Holders of high-priced Swedish TMT (technology, media, telecom) stocks joined the rush for the exits, and the Swedish small cap index tumbled 28.3%. Japan had the worst return of major markets, declining 20.2% during the fiscal year. An ill-timed hike in the discount rate by the Bank of Japan in August should theoretically have had little impact on the economy, yet it served to remind all of the ham-handedness of Japanese policy in general. The market fell sharply in the second half of the year. A weakening of the yen over the last few months compounded the underperformance of the Japanese market.

The following eight benchmark country indices had positive absolute returns this fiscal year: Denmark, New Zealand, Norway, Belgium, Switzerland, Australia, Germany and Hong Kong. Many of these markets contain concentrations of value stocks. Denmark had the best return of 18.4%, as both Danish value and tech stocks performed well. In New Zealand, which returned 14.2%, four of the largest weighted stocks in the small cap index were up over 30%. In Norway, strength in oil service and basic material stocks helped lift the market to a 7.7% return for the year.

GMO stock selection added 5.8% to returns during the fiscal year. Stock selection was particularly strong in Hong Kong, Canada, the Netherlands, Sweden and Finland. We did particularly well in the Hong Kong market by correctly making two critical decisions. One was to avoid the TMT stocks as they peaked out in March 2000. The second was to add to real estate stocks once they returned to reasonable valuations during the market correction in midyear. As investors sensed the end of interest rate hikes, real estate stocks moved sharply higher. Amoy Properties, our largest holding in Hong Kong, was particularly strong - up 99%. In Canada we avoided the technology meltdown, and won on a range of old economy stocks ranging from tobacco to real estate and mining. Takeovers had a positive impact as both Cambridge Shopping Centres and Ulster Petroleums were acquired at significant premiums. Rothmans was strong (up

35%) as high yielding stocks did well. In spite of the depressed levels of commodities, strong results from our largest holding in Canada, Freeport-McMoran Copper and Gold, propelled that stock up over 60%.

In the Netherlands, value in the smaller stocks was particularly evident in oil service and construction related issues. In Sweden, the portfolio's performance was enhanced by Getinge, a small health care company specializing in sterilization equipment (for hospitals, long-term care facilities, etc.), surgical lighting systems and operating tables. The Finnish portfolio benefited from holdings in cheap value stocks related to the paper and beer industries.


OUTLOOK
-------

The fiscal year started with the climax of the TMT bubble in March of 2000. Even as many of the most prominent value investors threw in the towel, the beginning of a shift back to fundamentals was taking place. The resurgence of value stocks helped us end the year with 9.3% total value added. Small stocks have been underperforming for 5 years, and our research indicates that small stocks are very attractively valued, and as well positioned for outperformance as they ever have been. We believe that our investors, who have weathered the large cap and growth storms, will continue to reap the benefits from our stock selection style.

Currency effects have reduced the returns of dollar-based investors for a number of years. Our research suggests that the currencies of many countries in which we are invested, such as the euro and the Australian dollar, are undervalued. We are cautiously optimistic that we have seen the bottom in these currencies, and that appreciation in these currencies will assist the absolute returns.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO FOREIGN SMALL COMPANIES FUND CLASS III SHARES AND THE
                         SSB EMI WORLD EX-U.S. INDEX
                           AS OF FEBRUARY 28, 2001

Date                      Foreign Small Companies Fund                         SSB EMI World ex-U.S.
  1/4/1995                                       $10,000                                       $10,000
 3/31/1995                                       $ 9,936                                       $10,062
 6/30/1995                                       $10,244                                       $10,057
 9/30/1995                                       $10,744                                       $10,455
12/31/1995                                       $10,836                                       $10,655
 3/31/1996                                       $11,430                                       $11,267
 6/30/1996                                       $12,285                                       $11,765
 9/30/1996                                       $12,228                                       $11,499
12/31/1996                                       $13,230                                       $11,427
 3/31/1997                                       $13,179                                       $11,217
 6/30/1997                                       $14,235                                       $12,023
 9/30/1997                                       $14,173                                       $11,539
12/31/1997                                       $12,727                                       $10,352
 3/31/1998                                       $14,110                                       $12,132
 6/30/1998                                       $13,988                                       $12,088
 9/30/1998                                       $11,554                                       $10,259
12/31/1998                                       $13,301                                       $11,609
 3/31/1999                                       $13,706                                       $11,774
 6/30/1999                                       $15,598                                       $12,498
 9/30/1999                                       $17,111                                       $13,134
12/31/1999                                       $18,824                                       $14,366
 3/31/2000                                       $19,045                                       $14,658
 6/30/2000                                       $18,686                                       $14,403
 9/30/2000                                       $17,378                                       $13,644
12/31/2000                                       $17,367                                       $12,885
 2/28/2001                                       $18,194                                       $12,500

------------------------------------------------------------------------
                       Average Annual Returns
------------------------------------------------------------------------
                                                                 Since
1 Year                        5 Year                           Inception
------------------------------------------------------------------------
                                                                1/4/1995
-5.04%                        10.16%                             10.21%
------------------------------------------------------------------------

------- GMO Foreign Small Companies Fund
- - - - SSB EMI World ex-U.S. Index

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES              DESCRIPTION                                                                       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                         COMMON STOCKS - 86.6%
                         AUSTRALIA - 4.2%
         120,000         Burswood Ltd                                                                             50,318
         480,797         Consolidated Rutile Ltd                                                                 189,007
         400,000         David Jones Ltd                                                                         274,655
          41,349         Email Ltd                                                                                63,069
          35,000         FH Faulding & Co Ltd                                                                    203,467
         275,000         Frucor Beverages Group Ltd*                                                             223,917
          91,472         John Fairfax Holdings Ltd                                                               191,301
           6,000         Lihir Gold Ltd ADR*                                                                      42,000
       1,200,000         Lihir Gold Ltd *                                                                        408,837
         506,100         Menzies Gold NL*                                                                         12,203
         458,112         MIM Holdings Ltd                                                                        276,137
         371,000         Oil Search Ltd*                                                                         285,856
          25,000         Orogen Minerals Ltd                                                                      18,869
           5,000         Orogen Minerals Ltd GDR 144A                                                             35,000
         825,000         Pasminco Ltd*                                                                           285,400
         500,000         Western Metals Ltd*                                                                      39,311
                                                                                                       ------------------
                                                                                                               2,599,347
                                                                                                       ------------------
                         AUSTRIA - 1.1%
           3,000         Austria Tabakwerke AG                                                                   190,909
           6,000         Erste Bank Der Oesterreichischen Sparkassen AG                                          308,986
           4,032         Oesterreichische Brau Beteiligungs AG                                                   163,144
                                                                                                       ------------------
                                                                                                                 663,039
                                                                                                       ------------------
                         BELGIUM - 0.4%
             167         Cie Francois D'Enterprises                                                               33,003
           3,300         Unibra SA                                                                               215,462
                                                                                                       ------------------
                                                                                                                 248,465
                                                                                                       ------------------
                         CANADA - 3.7%
           5,000         Alliance Forest Products Inc*                                                            53,567
         525,000         Atacama Minerals Corp*                                                                  222,923
          15,000         Boliden Ltd*                                                                              9,799
          46,172         Concord Pacific Group*                                                                   24,130
          50,000         Freeport-McMoran Copper & Gold *                                                        702,500
          21,000         Iamgold (International African Mining Gold)*                                             33,610
          90,600         KAP Resources Ltd (a)*                                                                      592
          17,398         Oxford Properties Group*                                                                198,893
          14,000         Rothmans Inc                                                                            205,775
          70,000         Semi-Tech Corp Class A (a)*                                                                 457
          73,000         Tembec Inc Class A*                                                                     583,695
          30,000         TimberWest Forest Corp                                                                  213,614
          21,000         TVX Gold Inc*                                                                            32,238
                                                                                                       ------------------
                                                                                                               2,281,793
                                                                                                       ------------------

              See accompanying notes to the financial statements.             1

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES              DESCRIPTION                                                                       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                         FINLAND - 2.1%
          19,500         Jaakko Poyry Group                                                                      343,222
          30,000         Metso Oyj                                                                               326,918
          40,000         Oyj Hartwall Abp                                                                        588,544
                                                                                                       ------------------
                                                                                                               1,258,684
                                                                                                       ------------------
                         FRANCE - 9.6%
           2,400         Bail-Investissement                                                                     270,583
          80,000         Canal Plus                                                                              261,166
           2,200         Christian Dalloz                                                                        175,809
           1,520         Christian Dior SA                                                                        65,934
           3,250         Clarins                                                                                 260,017
           2,100         Compagnie Fonciere Klepierre                                                            204,703
           3,307         Credit National                                                                         307,153
           2,550         Damart SA                                                                               193,344
           1,050         Essilor International                                                                   321,538
           3,100         Etablissements Economiques du Casino Guichard-Perrachon SA                              316,434
         130,000         Eurotunnel SA Units (Bearer)*                                                           127,916
           2,200         Gaumont SA                                                                               91,040
           9,200         GFI Industries SA                                                                       245,011
           1,544         Groupe Partouche                                                                         89,451
           3,000         Guyenne et Gascogne SA                                                                  240,016
           1,900         Imetal                                                                                  212,115
           3,200         Lagardere Groupe                                                                        187,157
           1,351         SAGA*                                                                                    47,210
           6,500         Seb SA                                                                                  367,012
           5,780         Societe Eurafrance SA                                                                   430,538
          14,503         Sophia (EX-SFI)                                                                         432,784
           2,800         SPIE Batignolles                                                                        182,816
           3,300         Virbac SA (Societe)                                                                     285,260
          12,000         Worms et Compagnie SA                                                                   212,979
           1,250         Zodiac SA                                                                               326,458
                                                                                                       ------------------
                                                                                                               5,854,444
                                                                                                       ------------------
                         GERMANY - 4.5%
           7,300         Adidas Salomon AG                                                                       453,804
          19,500         Bilfinger & Berger                                                                      342,505
           2,650         Brau und Brunnen*                                                                        50,664
           2,000         Commerzbank AG                                                                           52,785
           4,028         DePfa Deutsche Pfandbriefbank AG                                                        306,889
          40,000         Gildemeister AG                                                                         336,206
          39,573         K&S AG                                                                                  655,044
           3,000         Leirheit AG                                                                             104,834
          10,000         Rheinmetall AG                                                                          145,297
          21,700         Suedzucker AG                                                                           281,370
                                                                                                       ------------------
                                                                                                               2,729,398
                                                                                                       ------------------

2              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES              DESCRIPTION                                                                       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                         HONG KONG - 4.9%
         843,401         Akai Holdings Ltd (a) (b)*                                                                1,081
         800,000         Amoy Properties Ltd                                                                     892,319
       1,080,000         Goldlion Holdings Ltd                                                                    56,770
         200,000         Great Eagle Holdings Ltd                                                                405,133
          40,000         Hang Lung Development Co Ltd                                                             42,821
         479,600         HKR International Ltd                                                                   267,473
         107,200         Hong Kong Aircraft Engineering Co Ltd                                                   193,787
          45,150         Hysan Development Co Ltd                                                                 82,197
         190,000         Liu Chong Hing Bank Ltd                                                                 222,887
         383,090         New World Development Co Ltd                                                            645,859
          50,000         Orient Overseas International Ltd                                                        21,475
         268,000         South China Morning Post Ltd                                                            192,413
                                                                                                       ------------------
                                                                                                               3,024,215
                                                                                                       ------------------
                         IRELAND - 2.4%
         323,173         Anglo Irish Bank Corp                                                                 1,169,902
         335,000         Fyffes Plc                                                                              299,555
                                                                                                       ------------------
                                                                                                               1,469,457
                                                                                                       ------------------
                         ITALY - 1.2%
          15,800         Banca Intesa SPA                                                                         66,255
           3,400         Ericsson SPA                                                                            121,001
           2,216         Grouppo Editoriale L'Espresso                                                            14,835
         185,000         Locazione Attrezzature SPA                                                              137,292
          24,000         Marzotto SPA                                                                            321,566
          30,000         Pagnossin SPA                                                                            80,695
                                                                                                       ------------------
                                                                                                                 741,644
                                                                                                       ------------------
                         JAPAN - 14.1%
          50,000         Daido Steel Co Ltd                                                                      125,751
         101,000         Higo Bank Ltd                                                                           349,597
          80,000         Hitachi Construction Machinery Co Ltd                                                   301,462
          50,000         Kanamoto Co Ltd                                                                         200,350
          50,000         Kissei Pharmaceutical Co Ltd                                                            967,646
          75,000         KOA Corp                                                                              1,087,003
          32,000         Kose Corp                                                                             1,219,489
         100,000         Maeda Corp                                                                              369,155
          85,000         Marusan Securities                                                                      341,319
          50,000         Mycal Card Inc                                                                        1,202,097
         400,000         Nippon Paint Co                                                                       1,292,468
          50,000         Sanki Engineering                                                                       215,695
          40,000         Sanyo Chemical Industries                                                               307,259
          40,000         The Dai-Tokyo Fire & Marine Insurance Co                                                122,767
          35,300         Yamaichi Electronics Co Ltd                                                             612,434
                                                                                                       ------------------
                                                                                                               8,714,492
                                                                                                       ------------------
                         KOREA - 0.9%
          37,000         Hyundai Department Store Co Ltd                                                         238,091
           3,000         Lotte Confectionery Co                                                                  287,058
                                                                                                       ------------------
                                                                                                                 525,149
                                                                                                       ------------------

              See accompanying notes to the financial statements.             3

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES              DESCRIPTION                                                                       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                         MEXICO - 1.6%
          52,500         Grupo Aeroportuario del Sureste SA ADR*                                                 951,825
                                                                                                       ------------------

                         NETHERLANDS - 2.5%
          15,600         Fortis (NL) NV                                                                          451,031
             360         Fugro NV                                                                                 24,068
           6,504         Geveke                                                                                  285,896
          27,200         Laurus NV                                                                               192,601
          15,000         Vendex NV                                                                               212,290
           5,500         VNU NV                                                                                  233,165
          12,363         Wegener Arcade NV                                                                       127,333
                                                                                                       ------------------
                                                                                                               1,526,384
                                                                                                       ------------------
                         NEW ZEALAND - 0.6%
         230,000         Air New Zealand Class B                                                                 179,391
         800,000         Evergreen Forests Ltd*                                                                  167,992
         100,000         Trans Tasman Properties Ltd*                                                              9,857
                                                                                                       ------------------
                                                                                                                 357,240
                                                                                                       ------------------
                         NORWAY - 0.9%
          30,000         Petroleum Geo-Services*                                                                 264,952
          20,000         Prosafe ASA*                                                                            302,963
                                                                                                       ------------------
                                                                                                                 567,915
                                                                                                       ------------------
                         SINGAPORE - 1.5%
         520,000         Allgreen Properties Ltd                                                                 301,078
         719,100         Dairy Farm International Holdings Ltd*                                                  377,528
          22,000         Singapore Land Ltd                                                                       48,177
         200,000         United Overseas Land                                                                    201,789
                                                                                                       ------------------
                                                                                                                 928,572
                                                                                                       ------------------
                         SOUTH AFRICA - 1.6%
         371,000         Allan Gray Property Trust                                                               118,609
          15,000         Gold Fields Ltd ADR                                                                      60,468
          33,000         Harmony Gold Mining Co Ltd                                                              164,445
         641,100         Marriott Property Fund                                                                  152,682
         145,500         Trencor Ltd*                                                                             75,330
         183,700         Western Areas Gold Mining Co Ltd*                                                       416,095
                                                                                                       ------------------
                                                                                                                 987,629
                                                                                                       ------------------
                         SPAIN - 0.6%
          35,000         Red Electrica de Espana                                                                 339,884
                                                                                                       ------------------

                         SWEDEN - 3.9%
          61,400         Autoliv Inc SDR                                                                       1,098,546
          85,000         Getinge Industrier AB Class B                                                         1,296,128
                                                                                                       ------------------
                                                                                                               2,394,674
                                                                                                       ------------------
                         SWITZERLAND - 4.5%
           1,000         Belimo Automation AG                                                                    448,385
             165         Bobst SA (Bearer)                                                                       289,826
             280         Eichhof Holding AG                                                                      172,189

4              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES              DESCRIPTION                                                                       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                         SWITZERLAND - CONTINUED
             500         Forbo Holdings AG (Registered)                                                          219,118
           1,600         Hero AG                                                                                 196,788
           1,300         Jelmoli (Registered)                                                                    389,635
           1,000         Merkur Holding AG (Registered)                                                          197,027
           1,000         Schaffner Holding AG (Registered)                                                       344,498
             500         Sika Finanz AG (Bearer)                                                                 149,263
           1,000         Unique Zurich Airport                                                                   151,054
             330         Valiant Holding                                                                         176,930
                                                                                                       ------------------
                                                                                                               2,734,713
                                                                                                       ------------------
                         THAILAND - 0.1%
          79,200         Electricity Generating Public Co Ltd (Foreign Registered)                                71,732
                                                                                                       ------------------

                         UNITED KINGDOM - 19.7%
         229,796         Aggregate Industries Plc                                                                249,396
          50,000         Alliance & Leicester Plc                                                                490,365
         200,000         BICC Group                                                                              429,791
          37,500         Bodycote International Plc                                                              116,552
          10,000         Bristol Water Holdings Plc                                                              137,735
          27,250         British Energy Plc                                                                       98,253
         100,000         Cookson Group                                                                           243,740
          62,500         Costain Group*                                                                            9,239
         195,924         Crest Nicholson                                                                         680,997
         138,210         FKI Plc                                                                                 418,600
         210,000         Jarvis Plc                                                                              838,957
         500,000         Kidde Plc*                                                                              566,083
         100,044         Kier Group Plc                                                                          560,561
          25,000         Kingston Communications Plc                                                              51,560
          19,258         Lonrho Plc                                                                              288,303
          50,000         MAN Group Plc                                                                           564,641
          85,000         Morgan Crucible                                                                         379,420
          80,000         Northern Rock Plc                                                                       568,823
         220,000         Rank Group Plc                                                                          583,823
         200,000         Senior Plc                                                                              134,129
         150,000         Skyepharma Plc*                                                                         222,828
         200,000         Smith (David S.) Holdings Plc                                                           434,117
          80,000         Smith (WH) Group Plc                                                                    601,130
          80,000         SSL International Plc                                                                   588,438
         300,000         Tomkins Plc                                                                             743,119
          75,000         Trinity Mirror Plc                                                                      522,996
         115,000         TT Group Plc                                                                            262,057
          50,000         Ultra Electronics Holdings                                                              316,213
          30,000         Viridian Group Plc                                                                      290,541
         100,000         Wolseley                                                                                680,742
                                                                                                       ------------------
                                                                                                              12,073,149
                                                                                                       ------------------

                         TOTAL COMMON STOCKS (Cost $51,786,897)                                               53,043,844
                                                                                                       ------------------

              See accompanying notes to the financial statements.             5

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

       SHARES/
     PAR VALUE ($)       DESCRIPTION                                                                       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                         PREFERRED STOCKS - 1.4%
                         GERMANY - 0.9%
          15,686         Koegel Fahrzeugwerke AG 6.56%                                                           117,562
          19,326         Rheinmetall AG 9.02%                                                                    177,722
          10,000         Villeroy & Boch AG (Non Voting) 5.64%                                                   115,870
           8,000         Wuerttemebergische Metallwarenfabrik AG 7.30%                                           108,881
                                                                                                       ------------------
                                                                                                                 520,035
                                                                                                       ------------------
                         ITALY - 0.5%
          10,000         IFI - Istituto Finanziario Industries 3.05%                                             330,596
                                                                                                       ------------------

                         TOTAL PREFERRED STOCKS (Cost $827,173)                                                  850,631
                                                                                                       ------------------

                         CONVERTIBLE BONDS - 0.1%
                         NEW ZEALAND - 0.1%
$        133,333         Evergreen Forests Ltd, 0.00%, due 3/19/09                                                62,854
                                                                                                       ------------------

                         TOTAL CONVERTIBLE BONDS (Cost $65,443)                                                   62,854
                                                                                                       ------------------

                         RIGHTS & WARRANTS - 0.0%
                         SINGAPORE - 0.0%
          60,000         United Overseas Land Warrants, Expires 6/12/04*                                          22,013
                                                                                                       ------------------

                         TOTAL RIGHTS & WARRANTS (Cost $18,234)                                                   22,013
                                                                                                       ------------------

                         SHORT-TERM INVESTMENTS - 1.3%
                         CASH EQUIVALENTS - 1.3%
$        800,000         Wachovia Bank Time Deposit, 5.46%, due 3/01/01                                          800,000
                                                                                                       ------------------

                         TOTAL SHORT-TERM INVESTMENTS (Cost $800,000)                                            800,000
                                                                                                       ------------------

                         TOTAL INVESTMENTS - 89.4%
                            (Cost $53,497,747)                                                                54,779,342
                         Other Assets and Liabilities (net) - 10.6%                                            6,464,284
                                                                                                       ------------------

                         TOTAL NET ASSETS - 100.0%                                                   $        61,243,626
                                                                                                       ------------------
                                                                                                       ------------------

6              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

-------------------------------------------------------------------------------
                         NOTES TO THE SCHEDULE OF INVESTMENTS:

                         ADR   American Depositary Receipt

                         GDR   Global Depository Receipt

                         SDR   Swedish Depository Receipt

                         144A Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                         (a)   Fair valued (Note 1).

                         (b)   Bankrupt issuer.

                         *     Non-income producing security.




              See accompanying notes to the financial statements.             7

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

-------------------------------------------------------------------------------

                          At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

                          INDUSTRY SECTOR (UNAUDITED)

                          Construction                            8.8%
                          Banking                                 8.3
                          Real Estate                             8.1
                          Machinery                               7.9
                          Health Care                             7.7
                          Consumer Goods                          7.2
                          Electronic Equipment                    6.2
                          Metals and Mining                       5.2
                          Retail Trade                            5.2
                          Services                                5.1
                          Financial Services                      5.0
                          Conglomerates                           4.8
                          Chemicals                               4.6
                          Paper and Allied Products               3.4
                          Food and Beverage                       3.0
                          Communications                          2.9
                          Utilities                               1.7
                          Aerospace                               1.6
                          Energy Services                         1.1
                          Textiles                                0.7
                          Transportation                          0.6
                          Insurance                               0.2
                          Automotive                              0.2
                          Telecommunications                      0.1
                          Miscellaneous                           0.4
                                                         -------------
                                                                100.0%
                                                         -------------
                                                         -------------

8              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
-------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (cost $53,497,747) (Note 1)                                       $         54,779,342
      Foreign currency, at value (cost $6,792,085) (Note 1)                                              6,730,033
      Cash                                                                                                  73,451
      Receivable for Fund shares sold                                                                        3,735
      Receivable for investments sold                                                                      255,576
      Net receivable for open forward foreign currency contract (Notes 1 and 6)                             22,521
      Dividends receivable                                                                                  80,954
      Foreign withholding taxes receivable                                                                   6,848
      Receivable for expenses waived or borne by Manager (Note 2)                                           15,904
                                                                                                -------------------
          Total assets                                                                                  61,968,364
                                                                                                -------------------

LIABILITIES:
      Payable for investments purchased                                                                    623,298
      Payable to affiliate for (Note 2):
          Management fee                                                                                    32,580
          Shareholder service fee                                                                            6,981
      Accrued expenses                                                                                      61,879
                                                                                                -------------------
          Total liabilities                                                                                724,738
                                                                                                -------------------

NET ASSETS                                                                                    $         61,243,626
                                                                                                -------------------
                                                                                                -------------------

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $         60,822,927
      Accumulated undistributed net investment income                                                      244,943
      Accumulated net realized loss                                                                     (1,066,794)
      Net unrealized appreciation                                                                        1,242,550
                                                                                                -------------------
                                                                                              $         61,243,626
                                                                                                -------------------
                                                                                                -------------------

NET ASSETS                                                                                    $         61,243,626
                                                                                                -------------------
                                                                                                -------------------

SHARES OUTSTANDING                                                                                       6,324,401
                                                                                                -------------------
                                                                                                -------------------

NET ASSET VALUE PER SHARE                                                                     $               9.68
                                                                                                -------------------
                                                                                                -------------------

              See accompanying notes to the financial statements.             9

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS
PERIOD FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 28, 2001
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign tax expense of $35,949)                                         $           384,161
      Interest                                                                                              161,503
                                                                                                  ------------------
              Total income                                                                                  545,664
                                                                                                  ------------------

EXPENSES:
      Management fee (Note 2)                                                                               197,911
      Custodian fees                                                                                         59,062
      Audit fees                                                                                             38,169
      Transfer agent fees                                                                                    17,955
      Registration fees                                                                                       2,016
      Legal fees                                                                                              1,161
      Trustees fees (Note 2)                                                                                    153
      Miscellaneous                                                                                           3,285
      Fees waived or borne by Manager (Note 2)                                                             (121,801)
                                                                                                  ------------------
                                                                                                            197,911
      Shareholder service fee (Note 2)                                                                       42,410
                                                                                                  ------------------
          Net expenses                                                                                      240,321
                                                                                                  ------------------
              Net investment income                                                                         305,343
                                                                                                  ------------------

REALIZED  AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
              Investments                                                                                (1,066,794)
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                             215,398
                                                                                                  ------------------
                     Net realized loss                                                                     (851,396)
                                                                                                  ------------------

          Change in net unrealized appreciation (depreciation) on:
              Investments (Note 1)                                                                        1,281,595
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                             (39,045)
                                                                                                  ------------------
                     Net unrealized gain                                                                  1,242,550
                                                                                                  ------------------

          Net realized and unrealized gain                                                                  391,154
                                                                                                  ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $           696,497
                                                                                                 ------------------
                                                                                                  ------------------

10              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------

                                                                              PERIOD FROM JUNE 30, 2000
                                                                            (COMMENCEMENT OF OPERATIONS)
                                                                              THROUGH FEBRUARY 28, 2001
                                                                         ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
       Net investment income                                                     $                 305,343
       Net realized loss                                                                          (851,396)
       Change in net unrealized appreciation (depreciation)                                      1,242,550
                                                                                   ------------------------
       Net increase in net assets resulting from operations                                        696,497
                                                                                   ------------------------

Distributions to shareholders from:
       Net investment income - Class III                                                          (278,315)
                                                                                   ------------------------

Net share transactions - Class III (Note 5)                                                     60,825,444
                                                                                   ------------------------

       Total increase in net assets                                                             61,243,626

NET ASSETS:
       Beginning of period                                                                               -
                                                                                   ------------------------

       End of period (including accumulated
           undistributed net investment income of $244,943)                      $              61,243,626
                                                                                   ------------------------
                                                                                   ------------------------

              See accompanying notes to the financial statements.            11

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------------------
                                                              PERIOD FROM JUNE 30, 2000
                                                             (COMMENCEMENT OF OPERATIONS)
                                                               THROUGH FEBRUARY 28, 2001
                                                           --------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $            10.00
                                                                          -----------------

Income from investment operations:
  Net investment income                                                               0.06
  Net realized and unrealized gain (loss)                                            (0.33)(b)
                                                                          -----------------

          Total from investment operations                                           (0.27)
                                                                          -----------------

Less distributions to shareholders:
  From net investment income                                                         (0.05)
                                                                          -----------------

NET ASSET VALUE, END OF PERIOD                                          $             9.68
                                                                          -----------------

                                                                          -----------------

TOTAL RETURN (a)                                                                    (2.64%)**


RATIOS/SUPPLEMENTAL DATA:

      Net assets, end of period (000's)                                 $           61,244
      Net expenses to average
          daily net assets                                                           0.85%*
      Net investment income to average
          daily net assets                                                           1.08%*
      Portfolio turnover rate                                                          16%
      Fees and expenses voluntarily waived or
          borne by the Manager consisted of
          the following per share amount:                               $             0.02

*    Annualized
**   Not annualized
(a) The total return would have been lower had certain expenses not been waived during the period shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended February 28, 2001 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

12              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Foreign Small Companies Fund (the "Fund"), which commenced operations on June 30, 2000, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes. The Fund commenced operations subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Small Companies Fund.

     The Fund seeks high total return through investment in a diversified portfolio of equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney EMI World ex-U.S. Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currency the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has hedged through a currency contract as of February 28, 2001.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2001, there were no outstanding futures contracts.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions.
     At February 28, 2001, there were no open swap agreements.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund had no securities on loan.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

     The Fund has elected to defer to March 1, 2001 post-October capital losses of $559,947.

     At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $506,847, expiring in 2009.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


            Accumulated
         Undistributed Net          Accumulated Net Realized
         Investment Income                Gain/(loss)                    Paid-in Capital
         -----------------          ------------------------             ---------------
              $217,915                      $(215,398)                     $(2,517)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex- dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 28, 2001, was $153. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2001 aggregated $26,886,105 and $6,027,408, respectively.

     At February 28, 2001 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                           Gross Unrealized               Gross Unrealized             Net Unrealized
              Aggregate Cost                  Appreciation                  Depreciation                Appreciation
       --------------------------      --------------------------     -------------------------     ----------------------
              $54,090,116                     $5,489,597                     $4,800,371                   $689,226

4.   PRINCIPAL SHAREHOLDERS

     At February 28, 2001, 99.96% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                            Period from June 30, 2000
                                           (commencement of operations)
                                            through February 28, 2001
                                    -------------------------------------------
                                         Shares                  Amount
                                    ------------------     --------------------
    Shares sold                             9,911,310    $          96,991,182

    Shares issued to shareholders
    in reinvestment of
    distributions
                                                9,794                   89,029

    Shares repurchased                     (3,596,703)             (36,254,767)
                                    ------------------     --------------------
    Net increase                            6,324,401    $          60,825,444
                                    ==================     ====================


     The Fund was formed with a $2,542,158 purchase and an initial contribution of securities in-kind, which had a market value of $33,424,873 on the date of contribution.

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 28, 2001 is as follows:

      SHORT FORWARD CURRENCY CONTRACT

              Settlement                                         Units                                       Net Unrealized
                 Date                Deliver/Receive          of Currency                Value                Appreciation
         ----------------------  ------------------------  -------------------     -------------------     -------------------
               05/24/01                    KRW                404,462,200             $  322,247            $          22,521
                                                                                                           ===================

Currency Abbreviation:

        KRW      Korean Won

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Foreign Small Companies Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 30, 2000 to February 28, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION - (UNAUDITED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO GLOBAL HEDGED EQUITY FUND
(A Series of GMO Trust)

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Hedged Equity Fund returned 24.8% for the fiscal year ending February 28, 2001. During that period the Fund's benchmark, the Salomon Smith Barney 3 Month T-Bill Index, returned 6.1%.

The Fund's objective is to outperform the Salomon Smith Barney 3 Month T-Bill Index by adding the alpha (value added) of our U.S. and international equity funds, as well as the value added of our asset allocation strategy, to a short-term fixed income return. As of February 28, 2001, the Fund held 44% of its assets in long U.S. equities, 36% in developed international equities and 10% in emerging markets equities. The remaining 10% of the Fund was invested in U.S. Treasuries and cash holdings. The long equity exposure is hedged, using short EAFE futures as well as short S&P 500 futures, totaling approximately 100% of the value of the long assets.

The Fund currently invests in the GMO U.S. Core, GMO REIT, GMO Small Cap Value, GMO Evolving Countries, GMO Emerging Markets, GMO International Small Companies and GMO International Intrinsic Value Funds.

The GMO Global Hedged Equity Fund's performance for the fiscal year was helped by a combination of strong implementation across a variety of funds and good performance from our asset allocation bets.

Implementation was extremely strong for the two largest holdings in the fund, U.S. Core and International Intrinsic Value Funds. These positions, which make up a combined 64% of the Fund, outperformed their benchmarks by 10.9% and 17.6%, respectively. The major impetus behind this performance was the strong comeback of global value stocks, which had been left behind over the previous 18 months and held up extremely well as growth stocks around the world fell.

Asset allocation was also a strong contributor to performance. Our bets within the U.S., on Small Cap Value and REITs, beat the S&P 500 by 33% and 42%, respectively. Our bet in International, on the International Small Companies Fund, beat EAFE by 26%. Our bet on emerging markets hurt modestly. Our emerging markets position is hedged 50% with S&P 500 futures and 50% with EAFE futures. Against that blended benchmark, our emerging markets position lost 4.6% for the fiscal year.

OUTLOOK

GMO's global equity alpha is positioned to continue to benefit as the excesses of the long bull market are corrected. Our expectation is that emerging equities will significantly outperform developed markets, given their much cheaper valuations. Long positions in global small value stocks and REITs also look likely to continue to add value relative to overpriced large cap equities.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO GLOBAL HEDGED EQUITY FUND CLASS III SHARES AND THE SSB 3 MONTH T-BILL INDEX
                            AS OF FEBRUARY 28, 2001

            Date                   Global Hedged Equity Fund-III                SSB 3 Mo. T-Bill
                   7/29/1994                             $10,000                          $10,000
                   9/30/1994                             $10,020                          $10,075
                  12/31/1994                             $10,041                          $10,206
                   3/31/1995                             $10,142                          $10,349
                   6/30/1995                             $10,475                          $10,500
                   9/30/1995                             $10,652                          $10,648
                  12/31/1995                             $10,849                          $10,793
                   3/31/1996                             $10,900                          $10,932
                   6/30/1996                             $10,962                          $11,071
                   9/30/1996                             $11,068                          $11,215
                  12/31/1996                             $11,292                          $11,360
                   3/31/1997                             $11,125                          $11,504
                   6/30/1997                             $11,093                          $11,653
                   9/30/1997                             $11,406                          $11,804
                  12/31/1997                             $11,112                          $11,957
                   3/31/1998                             $11,125                          $12,110
                   6/30/1998                             $10,669                          $12,265
                   9/30/1998                             $10,542                          $12,417
                  12/31/1998                             $10,325                          $12,559
                   3/31/1999                             $10,178                          $12,697
                   6/30/1999                             $10,993                          $12,839
                   9/30/1999                             $10,842                          $12,984
                  12/31/1999                             $10,495                          $13,145
                   3/31/2000                             $10,647                          $13,322
                   6/30/2000                             $11,073                          $13,514
                   9/30/2000                             $11,612                          $13,715
                  12/31/2000                             $12,528                          $13,930
                   2/28/2001                             $13,257                          $14,063
----------------------------------------------------------------
                     Average Annual Returns
----------------------------------------------------------------
                                                       Since
1 Year                 5 Year                        Inception
----------------------------------------------------------------
                                                     7/29/1994
24.84%                  3.87%                           4.37%
----------------------------------------------------------------

---- GMO Global Hedged Equity Fund  - - - - SSB 3 Month T-Bill Index

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 51 bp purchase premium and a 140 bp redemption fee, and this performance is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)      DESCRIPTION                                                                     VALUE ($)
--------------------------------------------------------------------------------------------------------------
                   MUTUAL FUNDS - 88.7%
                   UNITED STATES - 88.7%
       300,118     GMO Emerging Markets Fund                                                         2,713,070
       278,759     GMO Evolving Countries Fund                                                       2,455,868
       936,418     GMO International Intrinsic Value Fund                                           19,074,836
       112,818     GMO International Small Companies Fund                                            1,317,715
       336,800     GMO REIT Fund                                                                     3,472,412
       296,205     GMO Small Cap Value Fund                                                          4,105,405
     1,217,916     GMO U.S. Core Fund                                                               16,989,923
                                                                                                ---------------
                                                                                                    50,129,229
                                                                                                ---------------

                   TOTAL MUTUAL FUNDS (Cost $54,622,499)                                            50,129,229
                                                                                                ---------------

                   COMMON STOCKS - 0.0%
                   ITALY - 0.0%
        12,500     Grassetto SPA (a)*                                                                      115
                                                                                                ---------------

                   UNITED KINGDOM - 0.0%
        17,870     Viglen Technology Plc (Entitlement Letters) (a)*                                           -
                                                                                                ---------------


                   TOTAL COMMON STOCKS (Cost $7,040)                                                       115
                                                                                                ---------------

                   DEBT OBLIGATIONS - 3.4%
                   U.S. GOVERNMENT AGENCY - 3.4%
$    1,900,000     Federal Farm Credit Bank Floating Rate Note, CPI + 3.00%, 5.72%
                         due 2/14/02 (b)                                                             1,909,880
                                                                                                ---------------


                   TOTAL DEBT OBLIGATIONS (Cost $1,878,575)                                          1,909,880
                                                                                                ---------------

                   SHORT-TERM INVESTMENTS - 5.7%
                   CASH EQUIVALENTS - 2.5%
$    1,400,000     Royal Bank of Canada Time Deposit, 5.50%, due 3/01/01                             1,400,000
                                                                                                ---------------

                   U.S. GOVERNMENT - 3.2%
$      370,000     U.S. Treasury Bill, 4.98%, due 3/08/01 (b)                                          369,643
$    1,500,000     U.S. Treasury Bill, 5.11%, due 11/29/01 (b)                                       1,449,950
                                                                                                ---------------
                                                                                                     1,819,593
                                                                                                ---------------

                   TOTAL SHORT-TERM INVESTMENTS (Cost $3,214,076)                                    3,219,593
                                                                                                ---------------

              See accompanying notes to the financial statements.             1


GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

--------------------------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS - 97.8%
                      (Cost $59,722,190)                                                            55,258,817

                   Other Assets and Liabilities (net) - 2.2%                                         1,240,227
                                                                                                ---------------

                   TOTAL NET ASSETS - 100.0%                                                  $     56,499,044
                                                                                                ---------------
                                                                                                ---------------

                   NOTES TO THE SCHEDULE OF INVESTMENTS:

                   CPI  - Consumer Price Index

                   (a)  Fair valued (Note 1).

                   (b) All or a portion of this security is held as collateral for open futures contracts (Note 6).

                   *    Non-income producing security.












2             See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value (cost $59,722,190) (Note 1)                                $             55,258,817
      Foreign currency, at value (cost $43,239) (Note 1)                                                 43,975
      Cash                                                                                               90,658
      Net receivable for open forward foreign currency contracts (Notes 1 and 6)                        604,578
      Receivable for Fund shares sold                                                                    11,000
      Receivable for investments sold                                                                   600,000
      Receivable for variation margin on open futures contracts (Notes 1 and 6)                         567,789
      Interest receivable                                                                                 8,830
      Receivable for expenses waived or borne by Manager (Note 2)                                        22,656
                                                                                         -----------------------
           Total assets                                                                              57,208,303
                                                                                         -----------------------

LIABILITIES:
      Payable for Fund shares repurchased                                                               640,619
      Payable to affiliate for (Note 2):
           Management fee                                                                                21,335
           Shareholder service fee                                                                        1,870
      Accrued expenses                                                                                   45,435
                                                                                         -----------------------
           Total liabilities                                                                            709,259
                                                                                         -----------------------

NET ASSETS                                                                             $             56,499,044
                                                                                         =======================

NET ASSETS CONSIST OF:
      Paid-in capital                                                                  $             86,212,482
      Distributions in excess of net investment income                                                 (251,136)
      Accumulated net realized loss                                                                 (29,587,960)
      Net unrealized appreciation                                                                       125,658
                                                                                         -----------------------
                                                                                       $             56,499,044
                                                                                         =======================

NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                                            $             56,499,044
                                                                                         =======================

SHARES OUTSTANDING - CLASS III                                                                        6,468,289
                                                                                         =======================

NET ASSET VALUE PER SHARE - CLASS III                                                  $                   8.73
                                                                                         =======================

              See accompanying notes to the financial statements.             3

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Dividends from investment company shares                                         $              587,898
      Interest                                                                                        470,891
                                                                                         ---------------------
           Total income                                                                             1,058,789
                                                                                         ---------------------
EXPENSES:
      Management fee (Note 2)                                                                         258,902
      Custodian fees                                                                                   64,147
      Audit fees                                                                                       29,533
      Transfer agent fees                                                                              27,192
      Legal fees                                                                                        1,288
      Trustees fees (Note 2)                                                                              458
      Miscellaneous                                                                                     1,010
      Fees waived or borne by Manager (Note 2)                                                       (266,776)
                                                                                         ---------------------
                                                                                                      115,754
                                                                                         ---------------------
      Shareholder service fee - Class III (Note 2)                                                     77,750
      Shareholder service fee waived (Note 2)                                                         (65,776)
                                                                                         ---------------------
                                                                                                       11,974
                                                                                         ---------------------
           Net expenses                                                                               127,728
                                                                                         ---------------------
               Net investment income                                                                  931,061
                                                                                         ---------------------

REALIZED AND UNREALIZED GAIN (LOSS):
           Net realized gain (loss) on:
               Investments                                                                              8,477
               Realized gain distributions from investment company shares                           4,431,064
               Closed futures contracts                                                             3,661,793
               Foreign currency, forward contracts and foreign currency related
                    transactions                                                                    2,430,440
                                                                                         ---------------------
                       Net realized gain                                                           10,531,774
                                                                                         ---------------------
           Change in net unrealized appreciation (depreciation) on:
               Investments                                                                         (3,269,335)
               Open futures contracts                                                               4,354,243
               Foreign currency, forward contracts and foreign currency related
                    transactions                                                                     (732,728)
                                                                                         ---------------------
                       Net unrealized gain                                                            352,180
                                                                                         ---------------------
           Net realized and unrealized gain                                                        10,883,954
                                                                                         ---------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $           11,815,015
                                                                                         =====================

4             See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED                     YEAR ENDED
                                                                        FEBRUARY 28, 2001               FEBRUARY 29, 2000
                                                                      -----------------------        ------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:

      Net investment income                                         $                931,061       $                 957,251
      Net realized gain (loss)                                                    10,531,774                      (5,784,984)
      Change in net unrealized appreciation (depreciation)                           352,180                       7,152,159
                                                                      -----------------------        ------------------------

      Net increase in net assets resulting from operations                        11,815,015                       2,324,426
                                                                      -----------------------        ------------------------

Distributions to shareholders from:
      Net investment income - Class III                                           (2,650,376)                     (1,419,125)
      In excess of net investment income - Class III                              (2,560,286)                              -
                                                                      -----------------------        ------------------------
                                                                                  (5,210,662)                     (1,419,125)
                                                                      -----------------------        ------------------------

Net share transactions - Class III (Note 5)                                        3,176,260                      (4,857,572)
                                                                      -----------------------        ------------------------


      Total increase (decrease) in net assets                                      9,780,613                      (3,952,271)

NET ASSETS:
      Beginning of period                                                         46,718,431                      50,670,702
                                                                      -----------------------        ------------------------

      End of period (including distributions in excess
      of net investment income of $251,136 and
      accumulated undistributed net investment income
      of $451,652, respectively)                                    $             56,499,044       $              46,718,431
                                                                      =======================        ========================

              See accompanying notes to the financial statements.             5

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                           YEAR ENDED FEBRUARY 28/29,
                                                ---------------------------------------------------------------------------------
                                                    2001              2000            1999             1998             1997
                                                ------------     -------------    ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $        7.72    $         7.59   $        8.72    $        10.69   $       10.64
                                                ------------     -------------    ------------     -------------    ------------
Income from investment operations:
  Net investment income (e)                            0.15              0.16            0.17 (c)          0.35            0.24
  Net realized and unrealized gain (loss)              1.68              0.20           (0.88)            (0.52)           0.01
                                                ------------     -------------    ------------     -------------    ------------

    Total from investment operations                   1.83              0.36           (0.71)            (0.17)           0.25
                                                ------------     -------------    ------------     -------------    ------------

Less distributions to shareholders:
  From net investment income                          (0.42)            (0.23)          (0.21)            (0.35)          (0.20)
  In excess of net investment income                  (0.40)                -           (0.21)                -               -
  From net realized gains                                 -                 -               -             (1.05)              -
  In excess of net realized gains                         -                 -               -             (0.40)              -
                                                ------------     -------------    ------------     -------------    ------------
Total distributions                                   (0.82)            (0.23)          (0.42)            (1.80)          (0.20)
                                                ------------     -------------    ------------     -------------    ------------

NET ASSET VALUE, END OF PERIOD                $        8.73    $         7.72   $        7.59    $         8.72   $       10.69
                                                ============     =============    ============     =============    ============

TOTAL RETURN (a)                                     24.84%             4.74%          (8.13%)           (1.63%)          2.34%

RATIOS/SUPPLEMENTAL DATA:

      Net assets, end of period (000's)       $      56,499    $       46,718   $      50,671    $      170,706   $     296,702
      Net expenses to average
           daily net assets (d)                       0.25%             0.21%           0.17%             0.58%           0.91%(b)
      Net investment income to average
           daily net assets (e)                       1.80%             1.89%           1.99%             2.93%           1.99%
      Portfolio turnover rate                           15%               13%             21%              277%            463%
      Fees and expenses voluntarily waived or
           borne by the Manager consisted of
           the following per share amounts:   $        0.05    $         0.04   $        0.05    $         0.04   $        0.02

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets.
(c)  Computed using average shares outstanding throughout the period.
(d) On August 20, 1997, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its voluntary waiver. Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(e) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

6             See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Global Hedged Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return consistent with minimal exposure to general equity market risk. On August 20, 1997, the Fund began to invest a substantial portion of its assets in other Funds of the Trust ("underlying funds"). The Fund's benchmark is Salomon Smith Barney 3 Month T-Bill Index.

     The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Shares of underlying Funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, forward foreign exchange contracts and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future,

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 28, 2001.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     The Fund has elected to defer to March 1, 2001 post-October currency losses of $9,136.

     At February 28, 2001, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $5,412,713 and $21,237,637, expiring in 2006 and 2007 respectively.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

           Accumulated
         Undistributed Net      Accumulated Net Realized
         Investment Income            Gain/(Loss)               Paid-in Capital
         -----------------            -----------               ---------------
            $3,576,813                $(3,583,632)                  $6,819

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Government Agency inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2).

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     Effective October 13, 2000, the Fund no longer charges a purchase premium in connection with the purchase of Fund shares and no longer charges a redemption fee in connection with the sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .51% of the amount invested. In the case of cash redemptions, the fee was 1.40% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period March 1, 2000 through October 12, 2000, the Fund received $1,970 and $20,266 in purchase premiums and $17,594 and $2,610 in redemption fees, respectively. There was no premium for reinvested distributions.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying fund being offered. Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of the underlying funds. For the year ended February 28, 2001, shareholder service fees incurred indirectly by the Fund were .13% of the Fund's average daily net assets.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custodial fees, and the following expenses: brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes (collectively, "fund expenses")) and the amount of fees and expenses (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed .50%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fee and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds may exceed .50% of the Fund's average daily net assets. For the year ended February 28, 2001, operating expenses (excluding shareholder service fees) incurred indirectly by the Fund were .44% of the Fund's average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $458. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $20,025,451 and $6,736,499, respectively.

     At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                       Gross Unrealized              Gross Unrealized               Net Unrealized
           Aggregate Cost                Appreciation                  Depreciation                  Depreciation
     -------------------------   -----------------------------   --------------------------   ----------------------------
           $60,762,662                     $384,698                     $5,888,543                    $5,503,845

4.  PRINCIPAL SHAREHOLDERS

     At February 28, 2001, 62.74% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.  SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                Year Ended                                        Year Ended
                                            February 28, 2001                                 February 29, 2000
                               ---------------------------------------------     ---------------------------------------------
    Class III:                       Shares                   Amount                   Shares                   Amount
                               --------------------    ---------------------     --------------------     --------------------
    Shares sold                            595,971   $            4,734,378                  48,487     $             386,191
    Shares issued to
    shareholders in
    reinvestment of
    distributions                          509,099                4,109,713                  144,170                1,121,673
    Shares repurchased                    (688,055)              (5,667,831)                (820,134)              (6,365,436)
                               --------------------    ---------------------     --------------------     --------------------
    Net increase
    (decrease)                             417,015   $            3,176,260                 (627,477)   $          (4,857,572)
                               ====================    =====================     ====================     ====================

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

6.  FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 28, 2001 is as follows:

     FUTURES CONTRACTS

                                                                                                          Net Unrealized
        Number of                                                                                          Appreciation
        Contracts               Type              Expiration Date            Contract Value               (Depreciation)
     ----------------   ---------------------  -----------------------    ---------------------        ---------------------
     Sales
           17                 ALL ORDS               March 2001         $              742,026       $               (1,826)
           19                   DAX                  March 2001                      2,714,557                      237,011
            8                HANG SENG               March 2001                        756,984                       24,790
           11                 IBEX 36                March 2001                        969,125                       41,755
           65              MATIF CAC 40              March 2001                      3,209,865                      333,348
            7                  MIB 30                March 2001                      1,298,834                      187,696
           70              NEW FTSE 100              March 2001                      5,956,493                      544,987
           30                 OMX CAP                March 2001                        311,796                          280
           43                 OMX MEAN               March 2001                        427,946                        3,280
           87                 S&P 500                March 2001                     27,013,500                    1,897,137
           61                TSE TOPIX               March 2001                      6,446,097                      715,473
                                                                                                       ---------------------
                                                                                                     $            3,983,931
                                                                                                       =====================

     At February 28, 2001, the Fund had cash and/or securities to cover any margin requirements on open futures contracts.


FORWARD CURRENCY CONTRACTS

                                                                                                               Net Unrealized
          Settlement                                         Units                                              Appreciation
             Date              Deliver/Receive            of Currency                 Value                    (Depreciation)
      --------------------  ----------------------   ----------------------    ---------------------        ---------------------
        Buys
           03/23/01                  GBP                           170,950   $              246,501       $               (2,391)
           04/27/01                  JPY                        52,860,000                  454,101                      (45,899)
                                                                                                            ---------------------
                                                                                                          $              (48,290)
                                                                                                            =====================
      Sales
           04/27/01                  AUD                         1,146,417   $              600,576       $               23,186
           03/23/01                  CHF                         2,671,908                1,597,000                        3,207
           03/23/01                  DKK                         1,413,740                  174,158                       (2,456)
           03/23/01                  EUR                         9,783,520                8,999,667                     (113,005)
           03/23/01                  GBP                         3,614,720                5,212,228                      158,260
           04/27/01                  HKD                         4,424,974                  567,461                          709
           04/27/01                  JPY                       671,550,710                5,769,044                      542,629

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS - CONTINUED

                                                                                                               Net Unrealized
          Settlement                                         Units                                              Appreciation
             Date              Deliver/Receive            of Currency                 Value                    (Depreciation)
      --------------------  ----------------------   ----------------------    ---------------------        ---------------------
      Sales- continued
           03/23/01                  NOK                           790,000  $                88,219       $                 (246)
           03/23/01                  SEK                         5,907,678                  601,031                       36,923
           04/27/01                  SGD                           341,040                  196,480                        3,661
                                                                                                            ---------------------
                                                                                                          $              652,868
                                                                                                            =====================


         Currency Abbreviations:

          AUD      Australian Dollar                 HKD      Hong Kong Dollar
          CHF      Swiss Franc                       JPY      Japanese Yen
          DKK      Danish Krona                      NOK      Norwegian Kroner
          EUR      Euro                              SEK      Swedish Krona
          GBP      British Pound                     SGD      Singapore Dollar

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Global Hedged Equity Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Hedged Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)

PORTFOLIO MANAGEMENT
--------------------

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

The Class III shares of the GMO International Small Companies Fund returned 11.1% for the fiscal year ended February 28, 2001 as compared to -14.4% for the benchmark, the SSB EMI World ex-U.S. Index of smaller capitalization stocks, and -17.5% for the MSCI EAFE Index.

The fiscal year began just as the worldwide bubble in technology stocks was reaching its peak. Since then, the year was characterized by the long-awaited outperformance of value and smaller capitalization stocks, and the tumultuous downfall of the technology and telecommunications sectors. Many sectors, including financial services, health care and consumer staples, posted positive returns, but were unable to outweigh the downward drag from technology and telecommunications stocks.

On a local currency basis, the U.K. was the best performing major market. The best returns were offered by the small, neglected and cheap markets of Austria and Norway. On the other hand, Japan was not able to sustain its rally of 1999. Poor domestic policy and fears of a global economic downturn drove the Nikkei average down to levels not seen since the late 1980s (though this was in part due to a poorly timed addition of TMT [technology, media and telecommunications] stocks to the index). Only Finland and Sweden, two markets dominated by technology heavyweights Nokia and Ericsson, fared worse. All free-floating EAFE currencies declined against the dollar, with the Australian dollar being the hardest hit.

Smaller capitalization stocks outperformed around the world. The Fund buys securities primarily from the smallest 70% of the companies within each EAFE market. That universe outperformed EAFE by 25%, accounting for the bulk of the portfolio's value added. Country allocation was a slight negative relative to the portfolio's EMI benchmark, largely due to an underweight in the U.K. and modest overweights across Asia. The portfolio benefited from its tilt towards value stocks, which outperformed within the small universe as well as among large capitalization issues.

OUTLOOK
-------

The attractive discounts available for smaller capitalization stocks still represent an excellent opportunity relative to large cap stocks. International small stocks still trade at valuation discounts to larger stocks not experienced before the last couple years. In addition, smaller stocks are less exposed to global growth and hence would likely be less adversely affected by a global economic slowdown.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         GMO INTERNATIONAL SMALL COMPANIES FUND CLASS III SAHRES AND THE
                         SSB EMI WORLD ex-U.S. INDEX
                           AS OF FEBRUARY 28, 2001

      -------------------------------------------------
                   Average Annual Total Return
      -------------------------------------------------
                                            Since
         1 Year        5 Year             Inception
      -------------------------------------------------
Class                                      10/14/91
 III      9.32%         5.21%                 7.60%
      -------------------------------------------------

                                    Int'l. Small
                                      Companies                            SSB EMI
Date                                  Fund-III          MSCI EAFE         World ex-U.S.
  10/14/1991                            $ 9,900          $10,000                $10,000
  12/31/1991                            $ 9,402          $10,162                $ 9,951
   3/31/1992                            $ 8,956          $ 8,956                $ 8,978
   6/30/1992                            $ 9,848          $ 9,146                $ 9,345
   9/30/1992                            $ 8,892          $ 9,284                $ 8,852
  12/31/1992                            $ 8,707          $ 8,925                $ 8,444
   3/31/1993                            $10,051          $ 9,995                $ 9,709
   6/30/1993                            $11,406          $11,001                $10,735
   9/30/1993                            $12,432          $11,730                $11,393
  12/31/1993                            $13,493          $11,831                $11,072
   3/31/1994                            $14,900          $12,245                $12,062
   6/30/1994                            $15,175          $12,871                $12,503
   9/30/1994                            $14,768          $12,883                $12,415
  12/31/1994                            $14,132          $12,752                $12,010
   3/31/1995                            $13,708          $12,989                $11,936
   6/30/1995                            $14,075          $13,084                $11,930
   9/30/1995                            $14,694          $13,629                $12,402
  12/31/1995                            $14,827          $14,181                $12,639
   3/31/1996                            $15,535          $14,590                $13,365
   6/30/1996                            $16,018          $14,821                $13,956
   9/30/1996                            $15,731          $14,803                $13,640
  12/31/1996                            $16,286          $15,039                $13,556
   3/31/1997                            $16,178          $14,804                $13,306
   6/30/1997                            $17,405          $16,724                $14,263
   9/30/1997                            $17,417          $16,606                $13,688
  12/31/1997                            $15,709          $15,305                $12,280
   3/31/1998                            $18,400          $17,556                $14,392
   6/30/1998                            $18,231          $17,742                $14,340
   9/30/1998                            $15,548          $15,219                $12,170
  12/31/1998                            $17,045          $18,363                $13,772
   3/31/1999                            $16,970          $18,617                $13,967
   6/30/1999                            $18,223          $19,090                $14,826
   9/30/1999                            $18,616          $19,929                $15,580
  12/31/1999                            $18,920          $23,314                $17,042
   3/31/2000                            $18,827          $23,290                $17,388
   6/30/2000                            $19,467          $22,367                $17,085
   9/30/2000                            $18,739          $20,563                $16,186
  12/31/2000                            $19,447          $20,011                $15,285
   2/28/2001                            $19,892          $18,502                $14,828

              ---------------------------------------------------
                 _____ GMO International Small Companies Fund
                 ----- SSB EMI World ex-U.S. Index
                 -- -- MSCI EAFE Index
              ---------------------------------------------------

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 100 bp onthe purchase and 60 bp on the redemption. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS - 92.5%
              AUSTRALIA - 0.1%
    33,849    Santos Ltd                                                                                      115,323
                                                                                                  --------------------

              AUSTRIA - 5.8%
       747    Allgemeine Baugesellschaft AG                                                                    75,564
       936    Austria Tabakwerke AG                                                                            59,564
    56,046    Austrian Airlines                                                                               804,538
    10,439    Bau Holdings AG                                                                                 293,751
    56,371    Boehler Uddeholm (Bearer)                                                                     2,125,390
    11,136    Brau Union AG                                                                                   438,300
    22,824    BWT AG                                                                                          822,767
    48,725    Flughafen Wien AG                                                                             1,792,300
    34,128    Mayr-Melnhof Karton AG (Bearer)                                                               1,648,607
    11,552    Oesterreichische Brau Beteiligungs AG                                                           467,422
    32,043    RHI AG                                                                                          676,262
    36,503    VA Technologie AG (Bearer)                                                                    1,243,700
     7,344    Voest-Alpine Stahl AG                                                                           215,843
       226    Wiener Allianz Versicherungs AG                                                                  22,861
    11,398    Wolford AG                                                                                      207,641
                                                                                                  --------------------
                                                                                                           10,894,510
                                                                                                  --------------------
              BELGIUM - 1.0%
     8,600    AGFA-Gevaert NV                                                                                 187,275
     6,237    Colruyt SA                                                                                      275,134
    17,160    Delhaize-Le Lion                                                                                954,710
     5,400    GIB Holdings Ltd                                                                                205,834
     2,850    Tessenderlo Chemie                                                                               75,612
     4,948    Union Miniere NPV                                                                               200,663
                                                                                                  --------------------
                                                                                                            1,899,228
                                                                                                  --------------------
              CANADA - 6.1%
    97,500    Air Canada Corp*                                                                                589,153
     2,600    Anderson Exploration Ltd*                                                                        55,370
     1,800    BioChem Pharma Inc*                                                                              63,673
    58,400    Brascan Corp                                                                                    972,825
    21,300    CAE Inc*                                                                                        333,943
    37,800    Canadian Tire Corp Ltd Class A                                                                  533,862
    17,360    Cott Corp*                                                                                      158,767
    35,800    Dofasco Inc                                                                                     562,444
     2,200    Fairfax Financial Holdings Ltd*                                                                 316,175
     9,000    Gulf Canada Resources Ltd*                                                                       50,562

    See accompanying notes to the financial statements.                      1

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              CANADA - CONTINUED
    53,200    Hudsons Bay Co                                                                                  622,080
     1,800    Hummingbird Ltd*                                                                                 54,383
    11,600    Linamar Corp                                                                                     98,511
     4,500    Mackenzie Financial Corp*                                                                        86,220
    27,300    MDS Inc                                                                                         451,374
    48,300    Methanex Corp*                                                                                  301,323
    64,200    Mitel Corp*                                                                                     529,268
    74,500    National Bank of Canada                                                                       1,440,554
    48,000    Onex Corp                                                                                       627,123
     7,300    Potash Corp of Saskatchewan*                                                                    430,618
    47,000    Quebecor Inc Class B                                                                            770,643
     8,100    Sobeys Inc                                                                                      111,118
    13,800    Torstar Corp Class B                                                                            193,820
    15,100    Transalta Corp                                                                                  215,926
     8,414    TVX Gold Inc*                                                                                    12,917
    27,000    United Dominion Industries Ltd                                                                  480,631
    56,500    Westcoast Energy Inc*                                                                         1,328,717
                                                                                                  --------------------
                                                                                                           11,392,000
                                                                                                  --------------------
              DENMARK - 0.0%
       800    Hafnia Holdings (Registered) Class A (c) (d)*                                                         1
                                                                                                  --------------------

              FINLAND - 1.3%
     4,700    Amer Group Class A                                                                              110,214
     9,600    Asko Oyj                                                                                        156,258
    21,500    Finnair Class A                                                                                  85,412
     6,900    Finnilines                                                                                      139,595
     8,500    Huhtamaki Oyj Class I                                                                           197,838
     9,500    Instrumentarium Oyj                                                                             266,454
    17,500    Kemira Oyj                                                                                       99,777
    13,100    Kesko Oyj                                                                                       137,333
     2,400    Metra AB Class A                                                                                 53,653
    22,200    Metra AB Class B                                                                                494,046
    13,100    Outokumpu Class A                                                                               123,479
     8,550    Oyj Hartwall Abp                                                                                125,801
    34,929    Rautaruukki Oyj                                                                                 141,331
    55,200    Sponda Oyj                                                                                      233,505
     3,200    Stockmann AB Class A                                                                             35,313
     5,947    Stockmann AB Class B                                                                             65,079
                                                                                                  --------------------
                                                                                                            2,465,088
                                                                                                  --------------------

2                       See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              FRANCE - 10.1%
    65,462    Air France                                                                                    1,230,465
     4,655    Alstom                                                                                          128,422
     4,683    Altran Technologies SA                                                                          312,220
     1,143    Atos SA*                                                                                        111,942
    13,177    BIC SA                                                                                          559,832
     1,396    Club Mediterranee SA                                                                            135,437
    13,893    Compagnie Generale d'Industrie et de Participations                                             772,948
       960    Credit National                                                                                  89,164
    12,171    Eridania Beghin-Say SA                                                                        1,172,969
     4,770    Essilor International                                                                         1,460,702
       730    Groupe Andre                                                                                     88,948
     8,906    Havas Advertising                                                                               124,487
     4,064    Hermes International                                                                            568,063
     4,330    Imetal                                                                                          483,399
       473    Legrand SA                                                                                      103,523
     3,433    M6-Metropole Television                                                                         100,076
    55,381    Michelin SA Class B                                                                           2,113,527
    11,190    Moulinex*                                                                                        43,116
    19,583    Pechiney SA Class A                                                                             972,460
    25,103    Pernod Ricard                                                                                 1,731,354
     7,301    Remy Cointreau SA                                                                               211,491
    35,435    Rhodia SA                                                                                       506,713
    16,254    SCOR SA                                                                                         804,158
     2,210    Seb SA                                                                                          124,784
     1,789    Simco Union Habit (Registered)                                                                  127,336
    10,060    Societe Eurafrance SA                                                                           749,345
       654    Sodexho Alliance                                                                                124,494
     1,267    Technip SA                                                                                      180,246
       795    Unibail (Bearer)                                                                                138,906
   157,074    Usinor Sacilor                                                                                2,210,012
    17,140    Valeo SA                                                                                        914,193
     7,000    Vinci                                                                                           421,637
                                                                                                  --------------------
                                                                                                           18,816,369
                                                                                                  --------------------
              GERMANY - 10.0%
    45,330    Adidas Salomon AG                                                                             2,817,938
    93,000    AGIV AG                                                                                         975,815
     2,540    Altana AG                                                                                       370,222
       750    AMB Aachener & Muenchener Beteiligungs AG                                                        81,798
     8,300    AVA Allg Handels DER Verbrau                                                                    270,960


    See accompanying notes to the financial statements.                      3

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              GERMANY - CONTINUED
     7,750    Axa Colonia Konzern AG                                                                          858,791
    36,670    Bankgesellschaft Berlin AG                                                                      416,463
    21,750    Bayerische Hypotheken und Wechsel-Bank AG                                                       572,037
    38,670    Berliner Kraft & Licht AG Class A                                                               476,516
    51,750    Bilfinger & Berger                                                                              908,956
    28,010    Buderus AG                                                                                      597,586
    81,480    Continental AG                                                                                1,404,919
    13,270    DBV-Winterthur Holding                                                                          536,936
    10,758    Degussa AG*                                                                                     361,097
    14,590    Douglas Holdings AG                                                                             509,845
       770    Escada AG                                                                                       127,457
    38,240    FAG Kugelfischer                                                                                280,972
     7,660    Gehe AG                                                                                         272,608
     4,700    Hannover Rueckversicherungs AG                                                                  434,373
     9,695    Heidelberg Port-Zement                                                                          587,533
    16,280    Hochtief AG                                                                                     411,705
    53,580    Holzmann (Philipp)*                                                                             840,090
    12,000    IKB Deutsche Industriebank AG                                                                   176,563
    29,970    IWKA AG                                                                                         410,926
     7,050    Karstadt Quelle AG                                                                              247,657
    19,350    MAN AG                                                                                          577,424
    68,390    Metallgesellschaft                                                                              918,215
     5,000    Puma AG Rudolf Dassler Sport                                                                     71,959
    19,220    Schwarz Pharma AG                                                                               478,985
     7,120    SGL Carbon AG *                                                                                 428,865
     2,286    Springer (Axel) Verlag AG                                                                       189,199
    42,237    Suedzucker AG                                                                                   547,660
     6,988    Vereins Und Westbank                                                                            210,136
     9,590    Wella AG                                                                                        377,452
                                                                                                  --------------------
                                                                                                           18,749,658
                                                                                                  --------------------
              HONG KONG - 4.4%
   251,000    Amoy Properties Ltd                                                                             279,965
   176,000    Asia Satellite Telecom                                                                          401,646
   488,000    Chinese Estates Holdings Ltd*                                                                    65,693
    66,000    Cross Harbour Tunnel Co Ltd                                                                      29,616
    20,400    Dah Sing Financial Services                                                                     106,448
 4,152,000    Denway Investment Ltd*                                                                          990,105
   555,000    Elec & Eltek International Holdings Ltd                                                          71,866
   164,000    Giordano International Ltd                                                                       97,245

4                       See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              HONG KONG - CONTINUED
   234,000    Goldlion Holdings Ltd                                                                            12,300
   152,000    Great Eagle Holdings Ltd                                                                        307,901
 3,892,000    Guangdong Investments Ltd*                                                                      394,195
   312,000    Guoco Group                                                                                     928,012
   377,000    Hang Lung Development Co Ltd                                                                    403,589
   349,000    Henderson Investment Ltd                                                                        297,549
   411,200    HKR International Ltd                                                                           229,326
    85,500    Hong Kong Aircraft Engineering Co Ltd                                                           154,560
    77,500    Hong Kong & Shanghai Hotels                                                                      49,680
   292,000    Hopewell Holdings Ltd                                                                           155,361
   442,000    Hysan Development Co Ltd                                                                        804,677
    14,800    Kowloon Motor Bus Holdings Ltd                                                                   40,606
   298,000    Kumagai Gumi Ltd*                                                                                46,611
 3,378,000    Lippo China Resources Ltd*                                                                       68,427
    98,000    Mandarin Oriental ADR                                                                            56,840
   551,000    New World Infrastructure                                                                        466,237
     4,000    Pearl Oriental Cyberforce Ltd*                                                                        9
   728,000    Shun Tak Holdings Ltd                                                                           120,402
 1,156,000    Sino Land                                                                                       703,983
   900,000    South China Morning Post Ltd                                                                    646,162
 3,146,000    Top Glory International Holdings*                                                               225,870
       101    Tsim Sha Tsui Properties Ltd                                                                         71
    37,000    Yue Yuen Industrial Holdings                                                                     69,732
                                                                                                  --------------------
                                                                                                            8,224,684
                                                                                                  --------------------
              ITALY - 0.9%
    45,000    Cofide SPA*                                                                                      47,010
   102,000    Fornara SPA (d)*                                                                                      -
   213,400    Grassetto SPA (d)*                                                                                1,962
   165,000    Parmalat Finanziaria SPA                                                                        262,500
   109,280    Recordati SPA                                                                                 1,226,025
    45,401    Reno de Medici SPA                                                                               75,151
                                                                                                  --------------------
                                                                                                            1,612,648
                                                                                                  --------------------
              JAPAN - 19.6%
    20,000    Amada Co Ltd                                                                                    114,753
    23,000    Amano Corp                                                                                      172,556
    14,000    Anritsu Corp                                                                                    225,585
    34,500    Aoyama Trading                                                                                  355,603
     4,600    Asatsu-DK Inc                                                                                   113,338
    17,900    Bandai Co                                                                                       659,261

    See accompanying notes to the financial statements.                      5

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              JAPAN - CONTINUED
    15,000    Canon Sales Co Inc                                                                              161,388
    21,000    Casio Computer Co Ltd                                                                           142,871
     2,000    Chudenko Corp                                                                                    23,820
   322,000    Cosmo Oil Co Ltd                                                                                595,712
    43,000    Daicel Chemical Industries Ltd                                                                  128,676
   156,000    Daido Steel Co Ltd                                                                              392,344
   298,000    Daiei Inc                                                                                       470,012
    34,000    Dainippon Pharmaceutical Co Ltd                                                                 525,240
    26,000    Dainippon Screen Manufacturing Co Ltd*                                                          119,033
    22,000    Daio Paper Corp                                                                                 200,691
    46,900    Daito Trust Construction Co Ltd                                                                 853,672
    30,000    Denki Kagaku Kogyo                                                                              111,769
     3,000    Denny's Japan Co Ltd                                                                             47,598
    91,000    Dowa Mining Co                                                                                  394,117
    43,000    Ezaki Glico Co Ltd                                                                              263,950
    11,000    Fujikura Ltd                                                                                     71,648
    23,000    Fujitec Co                                                                                      105,887
    30,000    Fukuyama Transporting Co Ltd                                                                    114,583
    33,000    Furukawa Co Ltd                                                                                  59,082
    38,000    Gunze Ltd                                                                                       133,151
    34,000    Hankyu Department Stores Inc                                                                    142,615
   165,000    Haseko Corp*                                                                                     49,235
    32,000    Hino Motors*                                                                                    159,598
     6,000    Hitachi Maxell Ltd                                                                               82,101
   134,000    Hitachi Metals Ltd                                                                              599,770
   193,000    Hitachi Zosen Corp*                                                                             157,961
    12,000    Hokuetsu Paper Mills                                                                             78,469
    25,000    House Foods Corp                                                                                299,459
    25,000    Hyogo Bank Ltd (c) (d)*                                                                               2
     2,000    Ibiden Co Ltd                                                                                    27,810
    22,000    INAX Corp                                                                                       109,723
     7,000    Isetan Co Ltd                                                                                    75,195
   313,000    Ishikawajima-Harima Heavy Industries*                                                           773,861
   101,000    Isuzu Motors Ltd*                                                                               196,326
    19,000    Itoham Foods Inc                                                                                 61,878
    28,000    Izumiya Co Ltd                                                                                  104,796
    13,000    Japan Airport Terminal Co Ltd                                                                   123,245
 1,017,000    Japan Energy Co Ltd*                                                                          1,690,737
    17,000    Japan Radio Co                                                                                  126,092


6                       See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              JAPAN - CONTINUED
    48,000    Japan Securities Finance Co                                                                     161,234
    64,000    Japan Steel Works Ltd*                                                                           57,837
    16,000    Japan Synthetic Rubber Co Ltd                                                                    90,166
   141,000    JGC Corp                                                                                        964,082
   135,000    Kajima Corp                                                                                     362,547
    63,000    Kamigumi Co Ltd                                                                                 247,069
    61,000    Kandenko Co                                                                                     291,752
     5,400    Katokichi Co Ltd                                                                                137,653
   265,000    Kawasaki Heavy Industries Ltd*                                                                  314,037
    27,000    Keihin Electric Express Railway Co Ltd                                                          113,943
    24,000    Keio Teito Electric Railway Co Ltd                                                              110,081
    16,000    Kikkoman Corp                                                                                   112,537
    15,000    Kissei Pharmaceutical Co Ltd                                                                    290,294
   395,000    Kobe Steel Ltd*                                                                                 218,893
     5,000    Kokuyo Co Ltd                                                                                    63,600
     7,000    Komori Corp                                                                                      99,663
    70,000    Konica Corp                                                                                     413,573
    12,000    Koyo Seiko Co Ltd                                                                                66,601
    98,000    Kureha Chemical Industry Co Ltd                                                                 239,789
    10,000    Kyowa Exeo Corp                                                                                  86,960
    11,000    Kyudenko Corp                                                                                    32,073
    39,000    Lion Corp                                                                                       141,310
    85,000    Maeda Corp                                                                                      313,781
    35,000    Maeda Road Construction                                                                         143,825
    41,000    Makino Milling Machine Co Ltd                                                                   223,709
    17,000    Makita Corp                                                                                     106,381
    42,000    Maruzen Co Ltd                                                                                  150,390
    24,000    Meiji Milk Products                                                                             107,217
    19,000    Meiji Seika Kaisha Ltd                                                                          105,290
    75,000    Minolta Co Ltd                                                                                  368,302
   152,000    Mitsubishi Gas Chemical Co Inc                                                                  435,415
    56,000    Mitsubishi Paper Mills Ltd                                                                      114,105
    81,000    Mitsui Engineer & Shipbuilding*                                                                  75,962
    55,000    Mitsui OSK Lines Ltd                                                                            114,881
    80,000    Mitsukoshi Ltd                                                                                  303,508
     5,000    Mitsumi Electric Co Ltd                                                                          88,239
     9,000    Mori Seiki Co Ltd                                                                                88,239
   112,000    Mycal Co Ltd                                                                                    195,746
    32,000    Nagase & Co                                                                                     138,318

    See accompanying notes to the financial statements.                      7

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              JAPAN - CONTINUED
    36,000    Nagoya Railroad Co Ltd                                                                           93,610
    34,000    Nankai Electric Railway Co Ltd*                                                                 110,150
   164,000    New Japan Securities Co Ltd                                                                     515,930
    11,300    Nichicon Corp                                                                                   166,665
    47,300    Nichiei Co Ltd (Kyoto)*                                                                         308,088
    10,000    Nichirei                                                                                         38,791
    13,000    Nippon Chemi-Con Corporation                                                                     71,265
    11,000    Nippon Fire & Marine Insurance                                                                   38,450
    37,000    Nippon Hodo Co                                                                                  158,668
    38,000    Nippon Kayaku Co Ltd                                                                            187,578
   202,000    Nippon Light Metal                                                                              149,827
    23,000    Nippon Paint Co                                                                                  74,317
   157,000    Nippon Shinpan Co                                                                               190,068
    22,000    Nippon Shokubai Corp                                                                             82,715
    36,000    Nippon Soda Co Ltd                                                                              102,511
    93,000    Nippon Suisan Kaisha Ltd                                                                        156,196
   113,000    Nishimatsu Construction                                                                         382,463
    49,000    Nissan Fire & Marine Insurance Co Ltd                                                           172,531
    44,000    Nisshin Oil Mills Ltd                                                                           130,168
   361,000    Nisshin Steel Co Ltd                                                                            332,393
    24,000    Nisshinbo Industries Inc                                                                        119,084
   290,000    Nissho Iwai Corp*                                                                               294,215
    55,000    Nitto Boseki Co Ltd                                                                              70,804
   799,000    NKK Corp*                                                                                       640,317
     7,000    Noritake Co Ltd                                                                                  35,389
    35,000    Okamoto Industries Inc                                                                           76,090
   255,600    Onoda Cement Co Ltd                                                                             501,198
    31,000    Onward Kashiyama Co Ltd                                                                         255,041
   266,000    Orient Corp*                                                                                    308,419
    16,000    Q.P. Corp                                                                                       136,817
   273,000    Renown Inc*                                                                                     214,127
     5,000    Rinnai Corp                                                                                      81,504
    26,000    Royal Co Ltd                                                                                    235,185
    31,000    Ryobi Ltd*                                                                                       38,322
     5,000    Ryosan Co                                                                                        76,090
    20,000    Sanden Corp                                                                                      88,836
    69,000    Sankyo Aluminum Industry Co Ltd*                                                                 38,237
     6,000    Santen Pharmaceutical                                                                           108,189
   145,000    Sanyo Securities Co Ltd (c) (d)*                                                                  1,236


8                       See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              JAPAN - CONTINUED
    47,000    Seino Transportation Co Ltd                                                                     191,935
    92,000    Sekisui Chemical                                                                                251,775
     7,800    Shimachu Co                                                                                      89,840
   105,000    Shimizu Corp                                                                                    304,361
   325,000    Showa Denko*                                                                                    645,594
    24,000    Showa Electric Wire & Cable                                                                      40,309
   136,000    Showa Shell Sekiyu                                                                              703,798
    58,000    Snow Brand Milk Products Co Ltd                                                                 186,913
    78,000    Stanley Electric Co Ltd                                                                         586,521
     8,000    Sumitomo Bakelite Co Ltd                                                                         64,112
    73,000    Sumitomo Metal Mining Co Ltd                                                                    285,042
   104,000    Sumitomo Osaka Cement Co Ltd                                                                    272,203
   189,000    Sumitomo Realty and Development Co Ltd                                                          949,069
    27,000    Sumitomo Rubber Industries                                                                      120,159
   387,000    Taisei Corp                                                                                     821,544
    27,895    Takara Standard Co                                                                              110,586
    13,000    Tanabe Seiyaku Co Ltd                                                                           100,746
    43,000    Teikoku Oil Co Ltd                                                                              197,596
    51,000    The Dai-Tokyo Fire & Marine Insurance Co                                                        156,528
    95,000    Toda Corp                                                                                       412,251
    52,000    Tokai Carbon Co Ltd                                                                             121,915
    42,000    Tokuyama Corp                                                                                   157,193
    76,000    Tokyo Electric Co Ltd                                                                           202,157
    88,000    Tokyo Ink Manufacturing Co Ltd                                                                  260,335
    22,500    Tokyo Steel Manufacturing Co                                                                     68,673
    30,000    Tokyo Style Co Ltd                                                                              271,367
    36,000    Toshiba Ceramics Co Ltd                                                                         152,845
    35,000    Toshiba Tungaloy Co Ltd                                                                         122,640
    10,000    Toyo Suisan Kaisha                                                                               80,992
    36,000    Tsubakimoto Chain                                                                                98,214
    13,000    UNY Co Ltd                                                                                      130,781
   162,000    Victor Co of Japan Ltd*                                                                         970,937
    49,000    Wacoal Corp                                                                                     402,293
    11,000    Yakult Honsha Co Ltd                                                                            120,039
    37,000    Yamaha Corp                                                                                     434,682
    21,000    Yamaha Motor Co                                                                                 138,395
    10,000    Yamatake Honeywell                                                                               95,912
     8,000    Yaskawa Electric Corp                                                                            38,808

    See accompanying notes to the financial statements.                      9

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              JAPAN - CONTINUED
    62,000    Yodogawa Steel Works                                                                            134,788
    16,000    Yokogawa Electric Corp                                                                          150,049
    89,000    Yokohama Rubber Co                                                                              176,794
                                                                                                  --------------------
                                                                                                           36,706,390
                                                                                                  --------------------
              MALAYSIA - 0.0%
   357,000    Promet Berhad (d)*                                                                                  939
   312,000    Rekapacific Berhad (d)*                                                                             821
                                                                                                  --------------------
                                                                                                                1,760
                                                                                                  --------------------
              NORWAY - 0.0%
         1    SAS Norge ASA Class B                                                                                10
                                                                                                  --------------------

              SINGAPORE - 0.6%
   152,000    Aztech Systems Ltd                                                                               19,170
   236,000    Comfort Group                                                                                    77,115
    10,000    Cycle & Carriage Ltd                                                                             20,523
    49,000    Fraser & Neave                                                                                  206,461
   385,000    Goldtron*                                                                                        32,002
   399,000    Hotel Properties Ltd                                                                            347,673
    66,000    Marco Polo Developments Ltd                                                                      71,887
     8,000    United Industrial Corp Ltd                                                                        4,219
   251,000    Van Der Horst Ltd (d)*                                                                            6,403
   255,000    Want Want Holdings                                                                              262,650
                                                                                                  --------------------
                                                                                                            1,048,103
                                                                                                  --------------------
              SWEDEN - 4.8%
     9,932    Assi Doman                                                                                      189,816
     6,000    Custos AB                                                                                       151,266
    11,000    Drott AB Class B                                                                                145,370
   118,648    Gambro AB Class A                                                                               820,175
   144,312    Gambro AB Class B                                                                               997,582
     5,134    Industrivarden AB Class A                                                                       106,469
     6,110    Kinnevik Investment Class B                                                                     127,641
    49,870    Mo Och Domsjo AB Class B                                                                      1,495,542
    11,800    OM Gruppen AB                                                                                   270,499
    12,400    Perstorp AB Class B                                                                              92,650
    10,200    SAAB AB Class B                                                                                  90,210
    28,600    Skanska AB Class B                                                                            1,189,123
    38,800    SKF AB Class B                                                                                  670,530
    14,170    SSAB Swedish Steel Class A                                                                      136,125
    16,219    Svedala Industries                                                                              296,780


10                       See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              SWEDEN - CONTINUED
    13,535    Svenska Kullagerfabriken AB                                                                     208,453
   137,200    Swedish Match AB                                                                                578,815
    40,488    Sydkraft AB Class C                                                                             810,830
    74,500    Trelleborg AB Class B                                                                           571,795
    24,100    WM-Data AB Class B                                                                              103,387
                                                                                                  --------------------
                                                                                                            9,053,058
                                                                                                  --------------------
              SWITZERLAND - 4.3%
    11,473    Ascom Holding AG                                                                                821,995
       610    Banque Cantonale Vaudoise (Bearer)                                                              207,959
     4,061    BK Vision AG (Bearer) *                                                                       1,018,341
        60    Bobst AG (Registered)                                                                            52,660
        40    Bobst SA (Bearer)                                                                                70,261
        23    Ems-Chemie Holding AG (Bearer)*                                                                 105,051
       395    Forbo Holdings AG (Registered)                                                                  173,103
       211    Helvetia Patria Holding                                                                         208,493
       179    Hilti AG (Participating Certificate)                                                            167,255
       180    Intershop Holdings AG (Bearer)                                                                   90,274
       120    Jelmoli (Bearer)                                                                                178,757
       190    Jelmoli (Registered)                                                                             56,947
        94    Julius Baer Holdings (Bearer)                                                                   406,329
     1,044    Kuoni Reisen Holdings AG (Registered)                                                           483,074
        50    Motor-Columbus (Bearer)                                                                          83,557
       428    Movenpick Holdings (Bearer)                                                                     219,762
       858    Oerlikon-Buhrle (Registered)*                                                                   173,403
       399    Pargesa Holdings SA (Bearer)                                                                    918,350
       900    Pharma Vision *                                                                                 592,155
       425    Rieter Holding AG (Registered)                                                                  122,940
     6,249    SAir Group (Registered)                                                                         798,427
        70    Schindler-Holding AG (Participating Certificates)                                               104,484
        57    Schindler-Holding AG (Registered)                                                                88,483
       198    Schweizerische Industrie-Gesellschaft Holding AG (Registered)                                   124,127
       380    Sika Finanz AG (Bearer)                                                                         113,440
        80    Societe Generale de Surveillance Holding SA (Bearer)                                             95,528
       150    Societe Generale de Surveillance Holding SA (Registered)                                         43,346
       182    Sulzer Gebrueder AG (Registered)*                                                               125,180
       714    Verwalt & Privat-Bank AG                                                                        149,203
       124    Vontobel Holding AG Class B                                                                     296,137
        60    Zellweger Luwa AG (Bearer)                                                                       35,465
                                                                                                  --------------------
                                                                                                            8,124,486
                                                                                                  --------------------

  See accompanying notes to the financial statements.                      11

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              UNITED KINGDOM - 23.4%
    32,253    Aegis Group Plc                                                                                  60,472
    28,854    Airtours Plc                                                                                    120,995
    46,456    Alliance & Leicester Plc                                                                        455,608
   158,369    AMEC                                                                                            933,045
    80,846    Associated British Food                                                                         578,045
    47,610    Associated British Ports                                                                        269,512
   197,430    AWG Plc                                                                                       1,657,207
   143,724    Barratt Development                                                                             713,064
    87,052    Berisford International                                                                         250,474
   263,370    BICC Group                                                                                      565,970
    12,833    Blue Circle Industries Plc                                                                       90,460
   131,240    BPB Industries Plc                                                                              573,048
    29,238    Britannic Plc                                                                                   421,685
   244,100    British Energy Plc                                                                              880,133
    16,569    British Land Co                                                                                 121,156
    17,411    Bunzl Co                                                                                        114,130
    14,157    Canary Wharf Group Plc*                                                                         105,510
    43,123    Capita Group Plc                                                                                298,843
   303,147    Caradon Plc                                                                                     854,753
   140,660    Carillion Plc                                                                                   371,246
    21,636    Cattle's Plc                                                                                     93,146
    43,002    Charter Plc (Registered)                                                                        113,186
    43,710    Christian Salvesen Plc                                                                           79,431
   251,209    Coats Viyella                                                                                   161,226
    12,201    Cobham Group Plc                                                                                188,727
   127,421    Cookson Group                                                                                   310,576
   712,883    Corus Group Plc                                                                                 740,272
    41,621    De Vere Group Plc                                                                               183,835
   161,351    Debenhams Plc                                                                                   822,043
    65,330    Delta Plc                                                                                       135,680
    15,666    Electrocomponents Plc                                                                           153,641
   213,574    Elementis Plc *                                                                                 304,947
    11,046    Enterprise Oil                                                                                  100,844
    51,962    Express Dairies Plc                                                                              44,591
    24,933    Firstgroup Plc                                                                                  109,677
   158,529    Gallaher Group Plc                                                                            1,035,732
    78,657    Glynwed International                                                                           275,667
    72,141    Great Portland Estates Plc                                                                      291,327

12                     See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              UNITED KINGDOM - CONTINUED
    20,876    Hammerson Plc                                                                                   151,897
   122,822    Hepworth Plc                                                                                    501,306
    95,654    IMI Plc                                                                                         370,415
     7,293    Imperial Tobacco Group Plc                                                                       77,310
    45,940    Inchcape Plc                                                                                    248,464
    16,543    Independent Insurance Group Plc                                                                  62,869
    29,744    Jarvis Plc                                                                                      118,828
   122,372    Johnson Matthey                                                                               1,884,923
    42,065    Ladbroke Group                                                                                  135,290
    84,321    Laird Group                                                                                     362,404
    73,980    Lex Service                                                                                     467,336
     8,250    Lonrho Plc                                                                                      123,507
   260,260    MFI Furniture Group                                                                             376,298
   149,085    Morgan Crucible                                                                                 665,480
    78,805    Mothercare Plc*                                                                                 268,229
   259,097    New Securicor Plc                                                                               622,182
    26,239    Next Plc                                                                                        319,775
   264,199    Northern Foods Plc                                                                              516,311
   175,743    Northern Rock Plc                                                                             1,249,584
    12,856    Nycomed Amersham Plc                                                                            100,124
     6,119    Ocean Group Plc                                                                                  84,721
   164,220    Pilkington                                                                                      285,400
    51,781    Powergen Plc                                                                                    487,668
   139,664    Premier Farnell Plc                                                                             765,436
    42,451    Provident Financial Plc                                                                         489,187
   160,179    Rank Group Plc                                                                                  425,073
   211,466    Rexam Plc                                                                                       805,928
    19,970    RMC Group                                                                                       224,366
   121,400    Safeway Plc                                                                                     513,011
   233,270    Scottish & Newcastle Plc                                                                      1,830,199
   270,868    Severn Trent Plc                                                                              2,769,775
    24,706    Slough Estates                                                                                  148,230
    95,379    Smith & Nephew Plc                                                                              453,261
   131,810    Smith (WH) Group Plc                                                                            990,436
   258,736    Somerfield Plc*                                                                                 365,699
    89,244    Southwest Water                                                                                 823,758
    74,917    St James's Place Capital                                                                        454,886
   283,567    Stagecoach Holdings Plc                                                                         303,664

   See accompanying notes to the financial statements.                      13

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES      DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------
              UNITED KINGDOM - CONTINUED
   125,746    Tate & Lyle                                                                                     453,393
   622,980    Taylor Woodrow Plc                                                                            1,850,895
   210,211    Tomkins Plc                                                                                     520,706
    56,199    Transport Development Group Plc                                                                 178,317
   104,381    Unigate Plc (New Shares)                                                                        316,141
   101,990    United Utilities                                                                                857,564
    96,926    Viglen Technology Plc (Entitlement Letters) (d)*                                                      -
    65,530    Whitbread Holdings Plc                                                                          618,100
   110,760    Wilson (Connolly) Holdings                                                                      319,487
   402,435    Wimpey (George)                                                                               1,131,803
    76,476    Wolseley                                                                                        520,604
   277,023    Yorkshire Water                                                                               1,498,263
                                                                                                  --------------------
                                                                                                           43,688,407
                                                                                                  --------------------
              UNITED STATES - 0.1%
    58,000    Echo Bay Mines Ltd*                                                                              50,392
     2,125    Ultramar Diamond Shamrock Corp                                                                   77,350
                                                                                                  --------------------
                                                                                                              127,742
                                                                                                  --------------------

              TOTAL COMMON STOCKS (Cost $186,327,882)                                                     172,919,465
                                                                                                  --------------------

              PREFERRED STOCKS - 1.9%
              GERMANY - 1.8%
    23,400    Dyckerhoff AG (Non Voting) 5.60%                                                                507,840
     1,240    Fresenius Medical Care AG (Non Voting) 1.11%                                                    309,022
     1,550    Hugo Boss AG 2.95%                                                                              513,137
    31,059    MAN AG 3.27%                                                                                    709,762
    26,736    ProSieben Sat.1 Media AG 2.00%                                                                  713,006
    19,900    Rheinmetall AG 9.02%                                                                            183,000
     8,700    Wella AG 0.96%                                                                                  372,824
                                                                                                  --------------------
                                                                                                            3,308,591
                                                                                                  --------------------
              ITALY - 0.1%
     7,000    IFI Istituto Finanziario Industries 3.05%                                                       231,417
                                                                                                  --------------------

              UNITED KINGDOM - 0.0%
26,060,760    AWG Plc*                                                                                         33,828
                                                                                                  --------------------


              TOTAL PREFERRED STOCKS (Cost $3,201,741)                                                      3,573,836
                                                                                                  --------------------

14                       See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

   SHARES/
PAR VALUE ($)     DESCRIPTION                                                                              VALUE ($)
--------------------------------------------------------------------------------------------------------------------------


              RIGHTS & WARRANTS - 0.0%
              SINGAPORE - 0.0%
     1,650    Haw Par Brothers International Ltd Warrants, Expires 7/18/01*                                     1,911
                                                                                                  --------------------


              TOTAL RIGHTS & WARRANTS (Cost $3,322)                                                             1,911
                                                                                                  --------------------

              SHORT-TERM INVESTMENTS - 10.0%
              CASH EQUIVALENTS - 8.5%
10,573,546    The Boston Global Investment Trust (a)                                                       10,573,546
$5,300,000    Wachovia Bank Time Deposit, 5.46%, due 3/01/01                                                5,300,000
                                                                                                  --------------------
                                                                                                           15,873,546
                                                                                                  --------------------
              U.S. GOVERNMENT - 1.5%
$3,000,000    U.S. Treasury Bill, 5.11%, due 11/29/01 (b)                                                   2,899,898
                                                                                                  --------------------


              TOTAL SHORT-TERM INVESTMENTS (Cost $18,762,409)                                              18,773,444
                                                                                                  --------------------

              TOTAL INVESTMENTS  - 104.4%
                 (Cost $208,295,354)                                                                      195,268,656

              Other Assets and Liabilities (net) - (4.4%)                                                  (8,176,038)
                                                                                                  --------------------

              TOTAL NET ASSETS - 100.0%                                                          $        187,092,618
                                                                                                  --------------------


             NOTES TO THE SCHEDULE OF INVESTMENTS:

             ADR   American Depositary Receipt

             (a)  Represents investment of security lending collateral (Note 1).

             (b) All or a portion of this security is held as collateral for open futures contracts (Note 6).

             (c)  Bankrupt issuer.

             (d)  Fair valued (Note 1).

             * Non-income producing security.


    See accompanying notes to the financial statements.                     15

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001
-----------------------------------------------------------------------------

At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

             INDUSTRY SECTOR (UNAUDITED)
             Construction                                11.9%
             Services                                     9.3
             Machinery                                    9.1
             Consumer Goods                               8.0
             Conglomerates                                6.3
             Metals and Mining                            6.3
             Retail Trade                                 5.3
             Financial Services                           4.1
             Health Care                                  4.0
             Banking                                      3.3
             Food and Beverage                            3.3
             Real Estate                                  3.0
             Transportation                               3.0
             Utilities                                    2.9
             Chemicals                                    2.4
             Electronic Equipment                         2.4
             Insurance                                    2.3
             Energy Services                              2.0
             Communications                               1.6
             Textiles                                     1.4
             Paper and Allied Products                    1.3
             Automotive                                   0.9
             Telecommunications                           0.7
             Aerospace                                    0.6
             Computers                                    0.3
             Miscellaneous                                4.3
                                              ---------------
                                                        100.0%
                                              ===============

16                      See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
--------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments, at value, including securities on loan of $10,083,991
  (cost $208,295,354) (Note 1)                                                                       $  195,268,656
  Foreign currency, at value (cost $188,805) (Note 1)                                                       188,152
  Cash                                                                                                       83,784
  Dividends and interest receivable                                                                         335,703
  Net receivable for open forward foreign currency contracts (Notes 1 and 6)                              1,547,148
  Receivable for Fund shares sold                                                                            15,588
  Receivable for variation margin on open futures contracts (Notes 1 and 6)                                 298,101
  Foreign withholding taxes receivable                                                                      105,047
  Receivable for expenses waived or borne by Manager (Note 2)                                                56,420
                                                                                                    ---------------
      Total assets                                                                                      197,898,599
                                                                                                    ---------------

LIABILITIES:
  Payable upon return of securities loaned (Note 1)                                                      10,573,546
  Payable to affiliate for (Note 2):
      Management fee                                                                                         84,609
      Shareholder service fee                                                                                21,152
  Accrued expenses                                                                                          126,674
                                                                                                    ---------------
      Total liabilities                                                                                  10,805,981
                                                                                                    ---------------
NET ASSETS                                                                                           $  187,092,618
                                                                                                    ===============

NET ASSETS CONSIST OF:
  Paid-in capital                                                                                    $  199,869,940
  Accumulated undistributed net investment income                                                           995,001
  Accumulated net realized loss                                                                          (2,925,182)
  Net unrealized depreciation                                                                           (10,847,141)
                                                                                                    ---------------
                                                                                                     $  187,092,618
                                                                                                    ===============

NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                                                          $  187,092,618
                                                                                                    ===============

SHARES OUTSTANDING - CLASS III                                                                           16,019,289
                                                                                                    ===============

NET ASSET VALUE PER SHARE - CLASS III                                                                $        11.68
                                                                                                    ===============

    See accompanying notes to the financial statements.                     17

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign tax expense of $506,812)                                                   $  4,392,438
  Interest (including securities lending income of $48,855)                                                 459,820
                                                                                                    ---------------
       Total income                                                                                       4,852,258
                                                                                                    ---------------
EXPENSES:
  Management fee (Note 2)                                                                                 1,038,239
  Custodian fees                                                                                            278,249
  Audit fees                                                                                                 54,632
  Transfer agent fees                                                                                        28,554
  Legal fees                                                                                                  6,648
  Trustees fees (Note 2)                                                                                      1,650
  Registration fees                                                                                             210
  Miscellaneous                                                                                               2,476
  Fees waived or borne by Manager (Note 2)                                                                 (372,419)
                                                                                                    ---------------
                                                                                                          1,038,239
  Shareholder service fee - Class III (Note 2)                                                              259,560
                                                                                                    ---------------
    Net expenses                                                                                          1,297,799
                                                                                                    ---------------
      Net investment income                                                                               3,554,459
                                                                                                    ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments                                                                                             2,408,744
  Closed futures contracts                                                                               (1,759,913)
  Foreign currency, forward contracts and foreign
    currency related transactions                                                                        (2,746,763)
                                                                                                    ---------------
      Net realized loss                                                                                  (2,097,932)
                                                                                                    ---------------

  Change in net unrealized appreciation (depreciation) on:
    Investments                                                                                          15,324,394
    Open futures contracts                                                                                 (410,950)
    Foreign currency, forward contracts and foreign
      currency related transactions                                                                       3,174,633
                                                                                                    ---------------
      Net unrealized gain                                                                                18,088,077
                                                                                                    ---------------

  Net realized and unrealized gain                                                                       15,990,145
                                                                                                    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $  19,544,604
                                                                                                    ===============


18                   See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED                 YEAR ENDED
                                                                             FEBRUARY 28, 2001        FEBRUARY 29, 2000
                                                                             -----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                                       $  3,554,459              $  3,650,079
  Net realized gain (loss)                                                      (2,097,932)               15,652,117
  Change in net unrealized appreciation (depreciation)                          18,088,077                (6,737,020)
                                                                             -----------------        -----------------
  Net increase in net assets resulting from operations                          19,544,604                12,565,176
                                                                             -----------------        -----------------

Distributions to shareholders from:
  Net investment income - Class III                                             (3,650,134)               (1,936,570)
  Net realized gains - Class III                                                (9,658,143)               (5,554,088)
  In excess of net realized gains - Class III                                   (3,070,592)                        -
                                                                             -----------------        -----------------
                                                                               (16,378,869)               (7,490,658)
                                                                             -----------------        -----------------

Net share transactions - Class III (Note 5)                                     10,565,121                10,145,710
                                                                             -----------------        -----------------


  Total increase in net assets                                                  13,730,856                15,220,228

NET ASSETS:
  Beginning of period                                                          173,361,762               158,141,534
                                                                             -----------------        -----------------

  End of period (including accumulated undistributed
  net investment income of $995,001 and
  $3,214,543, respectively)                                                 $  187,092,618            $  173,361,762
                                                                             ================         =================


    See accompanying notes to the financial statements.                     19

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED FEBRUARY 28/29,
                                                            -------------------------------------------------------------------
                                                                2001         2000           1999       1998            1997
                                                             -----------  -----------   ----------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                         $     11.54  $     11.02   $    12.22   $     13.46    $     12.95
                                                             -----------  -----------   ----------   -----------    -----------

Income (loss) from investment operations:
  Net investment income                                             0.23         0.25         0.55          0.27           0.23
  Net realized and unrealized gain (loss)                           1.02         0.83        (1.15)         0.42           0.55
                                                             -----------  -----------   ----------   -----------    -----------

    Total from investment operations                               1.25          1.08        (0.60)         0.69           0.78
                                                             -----------  -----------   ----------   -----------    -----------

Less distributions to shareholders from:
  Net investment income                                            (0.25)       (0.15)       (0.21)        (0.26)         (0.07)
  Net realized gains                                               (0.65)       (0.41)       (0.39)        (1.67)         (0.20)
  In excess of net realized gains                                  (0.21)            -            -             -         (0.00)(c)
                                                             -----------  -----------   ----------   -----------    -----------
     Total distributions                                           (1.11)       (0.56)       (0.60)        (1.93)         (0.27)
                                                             -----------  -----------   ----------   -----------    -----------

NET ASSET VALUE, END OF PERIOD                               $     11.68  $     11.54   $    11.02   $     12.22    $     13.46
                                                             ===========  ===========   ==========   ===========    ===========

TOTAL RETURN (a)                                                   11.09%        9.62%       (5.06%)        6.92%          5.99%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                          $   187,093  $   173,362   $  158,142   $   234,155    $   235,653
  Net expenses to average
              daily net assets                                      0.75%        0.75%        0.75%         0.75%          0.76%(b)
  Net investment income to average
              daily net assets                                      2.05%        2.19%        1.67%         1.93%          1.75%
  Portfolio turnover rate                                             60%          55%           8%           79%            13%
  Fees and expenses voluntarily waived or borne by
              the Manager consisted of the following per
              share amounts:                                 $      0.02  $      0.03   $     0.27   $      0.12    $      0.10
  Purchase and redemption fees consisted of the following
           per share amounts: (d)                            $      0.04  $         -   $        -   $         -    $         -


(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

(b) Includes stamp duties and taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.

(c) The distribution in excess of net realized gains was less than $.01 per share.

(d) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.


20                        See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney EMI World ex-U.S. Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------


     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2001.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2001, there were no open swap agreements.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $10,083,991 collateralized by cash in the amount of $10,573,546, which was invested in a short-term instrument.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund has elected to defer to March 1, 2001 post-October capital losses of $2,785,581.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency and passive foreign investment company transactions, and foreign taxes.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

             Accumulated
         Undistributed Net                Accumulated Net Realized
         Investment Income                        Gain/(loss)                         Paid-in Capital
         --------------------             -----------------------------               ----------------
            $(2,123,867)                          $2,191,762                               $(67,895)

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.
     Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is 1.00% of the amount invested. In the case of cash redemptions, the fee is .60% of the amount redeemed. Effective October 13, 2000, if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 29, 2000 and February 28, 2001, the Fund received $510,773 and $319,515 in purchase premiums and $286,789 and $212,849 in redemption fees, respectively. There was no premium for reinvested distributions.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $1,650. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $98,853,954 and $98,943,368, respectively.

     At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Depreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
            $209,216,884                      $18,081,916                    $32,030,144                     $13,948,228

4.   PRINCIPAL SHAREHOLDERS

     At February 28, 2001, 62.51% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                             Year Ended                                          Year Ended
     Class III:                           February 28, 2001                                  February 29, 2000
                             --------------------------------------------        -------------------------------------------
                                    Shares                 Amount                      Shares                 Amount
                             --------------------------------------------        -------------------------------------------
     Shares sold                        3,074,100     $       34,253,049                   4,151,532     $       51,077,290
     Shares issued to
     shareholders in
     reinvestment of
     distributions                      1,220,075             14,014,308                     557,607              6,666,063

     Shares repurchased                (3,297,833)           (37,702,236)                 (4,031,520)           (47,597,643)
                             ---------------------   --------------------        --------------------   --------------------

     Net increase                         996,342     $       10,565,121                     677,619     $       10,145,710
                             =====================   ====================        ====================   ====================

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 28, 2001 is as follows:

     FORWARD CURRENCY CONTRACTS

                                                                                                            Net Unrealized
           Settlement                                          Units                                         Appreciation
              Date               Deliver/Receive            of Currency                 Value               (Depreciation)
      ---------------------  -------------------------  --------------------     --------------------     --------------------
      Buys
                  04/27/01             AUD                        7,974,885       $        4,177,824        $        (145,924)
                  04/27/01             CAD                       23,750,660               15,516,963                 (482,603)
                  03/23/01             CHF                       18,137,436               10,840,749                  344,763
                  03/23/01             DKK                       74,109,400                9,129,484                  254,543
                  03/23/01             EUR                       39,903,811               36,706,726                  854,583
                  03/23/01             GBP                       17,551,381               25,308,127                 (538,285)
                  04/27/01             HKD                       42,834,850                5,493,162                   (4,360)
                  04/27/01             JPY                    2,089,543,084               17,950,491               (1,597,212)
                  03/23/01             NOK                       83,064,159                9,275,770                   95,283

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS - CONTINUED

                                                                                                            Net Unrealized
           Settlement                                          Units                                         Appreciation
              Date               Deliver/Receive            of Currency                 Value               (Depreciation)
      ---------------------  -------------------------  --------------------     --------------------     --------------------
      Buys - continued
                  04/27/01             NZD                        4,340,534    $           1,856,429    $              70,258
                  03/23/01             SEK                       47,253,625                4,807,455                 (285,944)
                  04/27/01             SGD                              890                      513                      (10)
                                                                                                          --------------------
                                                                                                        $          (1,434,908)
                                                                                                          ====================
      Sales
                  04/27/01             AUD                        5,567,270    $           2,916,541    $             141,298
                  04/27/01             CAD                       23,750,268               15,516,707                  221,966
                  03/23/01             CHF                       18,262,532               10,915,519                  (87,340)
                  03/23/01             DKK                       18,389,720                2,265,416                  (56,587)
                  03/23/01             EUR                       25,729,233               23,667,812                 (253,102)
                  03/23/01             GBP                       23,591,522               34,017,677                  475,119
                  04/27/01             HKD                       76,483,812                9,808,321                   15,346
                  04/27/01             JPY                    3,056,973,785               26,261,330                2,482,271
                  03/23/01             NOK                       44,560,214                4,976,037                  (38,632)
                  03/23/01             SEK                       36,754,808                3,739,334                   81,717
                                                                                                          --------------------
                                                                                                          $         2,982,056
                                                                                                          ====================

Currency Abbreviations:

      AUD       Australian Dollar                                        HKD        Hong Kong Dollar
      CAD       Canadian Dollar                                          JPY        Japanese Yen
      CHF       Swiss Franc                                              NOK        Norwegian Kroner
      DKK       Danish Krona                                             NZD        New Zealand Dollar
      EUR       Euro                                                     SEK        Swedish Krona
      GBP       British Pound                                            SGD        Singapore Dollar


GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------


FUTURES CONTRACTS

                                                                                                          Net Unrealized
          Number of                                                                                        Appreciation
          Contracts                  Type               Expiration Date           Contract Value          (Depreciation)
      -------------------  -------------------------  ---------------------     -------------------      ------------------
      Buys
              60                   ALL ORDS                March 2001         $          2,618,915     $           (23,350)
              28                     DAX                   March 2001                    4,000,399                (196,559)
              41                    MIB 30                 March 2001                    7,607,458              (1,033,178)
             253                   SFE SPI                 March 2001                   11,043,092                 101,311
              9                   TSE TOPIX                March 2001                      951,064                 (18,180)
                                                                                                         ------------------
                                                                                                       $        (1,169,956)
                                                                                                         ==================
      Sales
             108                    CAC 40                 March 2001         $          5,333,314     $           478,785
             173                NEW FTSE 100               March 2001                   14,721,047               1,338,662
                                                                                                         ------------------
                                                                                                       $         1,817,447
                                                                                                         ==================


     At February 28, 2001, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO International Small Companies Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
For the fiscal year ended February 28, 2001, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 59.22% as net capital gain dividends.

PELICAN FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

PELICAN FUND
(A SERIES OF GMO TRUST)

PORTFOLIO MANAGEMENT
--------------------

Day-to-day management of the Fund's portfolio is the responsibility of the Domestic Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
------------------------------------------------------

The Pelican Fund returned 29.0% and outperformed the S&P 500 by 37% during the fiscal year. We produced positive returns in a down year for the market and beat the S&P 500 by one of the best margins in our history. The year 2000 marked an important transition year in money managers' approach to investing -- valuation again matters -- and this gives us conviction that we can continue to produce results that will be better than the market. We would like to give you some of our reasons for this belief but will begin with a brief review of last year.

At the beginning of last year, technology and Internet stocks -- the new economy -- were the only place to be. Investors forced large amounts of money into these stocks, creating a dramatic spread in performance between new economy stocks and all others. You can see the extremes in the charts below.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
Vanguard Growth vs. Vanguard Value
12/31/1997 - 01/26/2001

DEC-97  0.00%
Jun-98   4.89%
Dec-98  25.17%
Jun-99  29.81%
Dec-99  55.52%
Jun-00  60.39%
Dec-00  34.45%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
S. & P. 500 and S&P 500 ex. Technology, Media and Telecommunications (TMT) 8/31/1998 -- 1/26/2001

         S. & P. 500   S. & P. 500
        Excluding TMT
Aug-98           0.0%         0.0%
Jan-99          24.5%        28.3%
May-99          36.1%        41.5%
Sep-99          27.1%        39.0%
Feb-00          24.2%        47.2%
Jun-00          28.7%        51.3%
Oct-00          33.1%        50.0%

Price Index

Growth versus value reached 50-year extremes, and the chart of the S&P 500 without the technology, telecom, and media stocks shows the almost 2-year bear market that had occurred in the presumed has-beens of the "Old Economy". In the first quarter, the total disinterest in the non-technology stocks created outstanding opportunities. Our portfolio strategy was to stick with our valuation disciplines and take advantage of stocks that were selling at very depressed levels - there were many - some at all-time record low relative valuations. We also wanted to reflect our concern that the economy might slow - 2000 was the ninth year of economic expansion.

The portfolio was invested in outstanding values with four major themes:

- Avoid technology unless valuations were based on reasonable expectations. Most stocks in this sector had extreme valuations based on 30% sustained earnings growth, while beneficiaries of Internet development had even higher hopes. We did not think this was realistic and were also influenced by our observation (after talking with many companies) that "Old Economy" companies were responding to the competitive threats of the newer startups.

- Invest in companies with stable earnings that were demonstrating improvement in profitability or growth (or both), and in companies that had been penalized in the market by investors' fears that Internet companies would take a meaningful portion of their business - companies such as Kimberly-Clark, Pepsi Bottling and CVS.

- REITs. Great values - 8% yields with potential growth of 7 to 9%; we thought these low valuations would be recognized if the economy slowed and corporate profitability decelerated.

- Energy. We believed oil and natural gas prices would increase significantly due to limited supplies and would stay higher than the norm of the past 10 years. We believed this was a secular change and not a cyclical fluctuation.

By the second quarter, this strategy began to produce results as the technology sector turned down dramatically. Supply of stock overwhelmed demand as venture capital distributions were sold, and insiders responded to the extremely high valuations by taking profits in very large amounts. This subsided in the summer, but by then fundamentals began to falter. Internet companies, particularly the e-tailers, began to show serious flaws in their business models, while an increasing number of large technology favorites, such as Dell, Intel and Lucent, etc., could not meet investor expectations. The second half of the year could be described as a sober reassessment of what technology was worth. This stimulated interest outside the sector, and our stocks were the beneficiaries.

Money subsequently flowed into undervalued sectors, which benefited the portfolio, and our positioning in the themes mentioned earlier greatly enhanced the return. The chart below shows the weighting of the four major investment themes and their contribution to the portfolio return relative to the benchmark.

      IMPACT OF MAJOR BETS

[EDGAR REPRESENTATION OF BAR GRAPH]

                      BASIS POINTS
                      ------------
Consumer Staples          580
Energy                    770
REITs                     440
Technology               1520

REITs produced better relative earnings gains versus the market beginning in the second quarter, and the market noticed. Our stable earnings (and less economically sensitive) companies attracted money managers, who sought to reduce their heavy technology weightings. Also, the robust earnings of the energy group encouraged steady accumulation of those stocks.

These ideas accounted for most of the roughly 37 percentage-point excess return above the S&P 500. Some of the other stocks in the portfolio, such as Washington Mutual, made significant contributions but a few mistakes, such as Owens-Corning and Thomas & Betts, detracted from performance.

These themes are still important to the portfolio, but we did make some shifts at year-end. Some of our winners - Pepsi Bottling and CVS - reached or exceeded our price targets, and in the case of Kimberly-Clark and Verizon, their significant gains relative to the market encouraged us to reduce the positions. At that time, we saw some very attractive opportunities in the telecom sector. While the local telephone companies such as Verizon achieved 10 to 12% earnings gains in 2000, the long distance companies (AT&T, Sprint and WorldCom) stumbled badly due to increased competition. Investors were brutal in their reaction and steadily liquidated their holdings through the end of the year. This produced stock price declines of about 70% for Sprint and 80% for WorldCom. At these levels, investors were ignoring the good assets of the two companies. Sixty percent of Sprint's earnings come from their local phone company, and WorldCom has businesses (such as the world's largest Internet backbone) that are still growing at 20%+ and could be bought for only 12X earnings.

We still hold a meaningful REIT position, although the position size has been cut back 2 percentage points. The ability to grow earnings 5 to 7% is attractive in an environment where corporate earnings may be down in the first half. We still like stable earnings companies for the same reason. Some cyclical companies might be attractive if the Federal Reserve's rate cuts stabilize the economy (which has continued to decelerate faster than most, including us, have expected).

Energy is now our largest sector weighting, and we may add to some holdings. The investment thesis is straightforward: commodity prices are now structurally higher. Companies are spending to develop more natural gas, but production is not rising; the industry is running hard to stay in place. We think future prices are much more likely to stay in the $4.00 to 5.00 per mcf price range, a level not reflected in current stock prices. Oil supplies have increased, but OPEC's behavior (including a recent 1.5M bbl/day production cut) suggests the probability of oil dropping back to $20 per barrel is low. Investors are pricing these stocks as though the commodity price increase witnessed in 2000 is a cyclical phenomenon, but our work suggests a secular change. Our largest position now is Unocal, an unloved company with a mediocre history, but a major beneficiary of higher natural gas prices.

We also want to give you our views on the sustainability of the style shift back to value, a major factor in our performance last year. As we noted earlier, valuation mattered again in 2000, and money shifted to companies and sectors with attractive valuation and a high probability of meeting or exceeding expectations, with a preference for double-digit earnings growth. Technology weightings fell, and money managers rotated to health care, household products and utilities, undervalued sectors in the first half but which became overvalued by year-end. This year, we see a valuation constraint. In January those groups that were the best last year dropped the most. Now in February the blue chip technology stocks are experiencing a more realistic assessment of long-term growth rates and valuations are being penalized. The strategy of owning the fastest-growing companies regardless of valuation is being re-examined, because of the enormous performance penalty when results fall short of expectations. Stocks are not falling 20% or more in a day because they are undervalued! Euphoria has been replaced by concern about risk, and in a dramatically slowing economy with the possibility that corporate earnings could be down this year, analyzing what a company is worth will continue to be more important than momentum tactics. We think this plays to our strengths.

We also believe volatility will remain high. Earnings forecasts are less certain due to the rapidly changing economic environment, and with less interim guidance by company managements (the result of the SEC mandate on fair disclosure), surprises will be more frequent. This we thrive on. Being opportunistic and flexible (like WorldCom and Sprint last year) is how we will add value, and we will strive to minimize risk. To that point, we will likely continue to reduce the number of holdings in the portfolio. In a difficult profit environment, fewer companies will deliver superior results, and many of our stocks performed well last year, reducing the number of outstanding undervalued situations. The position sizes will be larger and the percentage held in the top 15 will be larger. In 2001, stock selection skills should win.

We are encouraged by last year and our continued outperformance this year. We thank you for sticking with us. We are confident that our valuation-based strategies can provide superior results in the future.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

PELICAN FUND
AS OF FEBRUARY 28, 2001
(AS A % OF NET ASSETS)

TOP 15 HOLDINGS

                                         % VALUE OF
COMPANY                                 PELICAN FUND
------------------------------------------------------------
Unocal Corp.                                 3.8
Block H&R Inc.                               3.2
Kimberly-Clark                               3.1
Verizon Communications                       2.8
TXU Corp.*                                   2.7
JP Realty Inc.                               2.4
Citigroup Inc.                               2.1
Waste Management Inc.*                       2.0
Sprint Corp.*                                1.9
Equity Office Properties                     1.9
Equity Residential Pptys                     1.8
Toys R Us*                                   1.7
Eastman Kodak                                1.7
Conoco Inc. - CL B*                          1.7
Donnelley R.R. & Sons. Co.                   1.7
                                             ---
                                            34.5

* NEW TO TOP 15


                                        SECTOR WEIGHTS

                                                          PELICAN              S&P
SECTOR                             NET WEIGHT             FUND (%)           500 (%)
-----------------------------------------------------------------------------------------
Financials (incl. REITs)              5.1                   22.2               17.1
   REITs (incl. in Finan.)           11.8                   11.8                0.0
Energy                                8.3                   14.8                6.5
Consumer Cyclicals                    2.7                   11.0                8.3
Technology                           -8.6                   10.7               19.3
Consumer Staples                     -2.5                   10.4               12.9
Capital Goods                        -0.5                    8.7                9.2
Communication Services                1.6                    7.6                6.0
Utilities                             1.0                    4.9                3.9
Basic Materials                       2.3                    4.8                2.5
Transportation                        2.2                    2.9                0.7
Health Care                         -11.5                    2.1               13.6
                          ---------------------------
                          |    |    |   |   |   |   |
                         -15  -10  -5   0   5   10  15



                                CHARACTERISTICS

                                                   PELICAN FUND     S&P 500
-------------------------------------------------------------------------------
PRICE/EARNINGS RATIO                                  12.7x          21.4x
PRICE/BOOK VALUE                                       2.2x           4.0x
DIVIDEND YIELD                                         2.6%           1.3%
RETURN ON EQUITY                                      17.4%          19.3%
MKT. CAPITALIZATION $ WTD. AVERAGE (IN BILLIONS)     $35.6         $107.2

-------------------------------------------------------------------------------
              Grantham, Mayo, Van Otterloo & Co LLC

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                         PELICAN FUND AND THE S&P 500 INDEX
                               AS OF FEBRUARY 28, 2001

[EDGAR REPRESENTATION OF PLOT POINTS IN GRAPH]

    Date                                  Pelican Fund                                    S&P 500
    ----                                  ------------                                    -------
  2/28/1991                                    $10,000                                    $10,000
  3/31/1991                                    $10,152                                    $10,242
  6/30/1991                                    $10,101                                    $10,219
  9/30/1991                                    $10,451                                    $10,765
 12/31/1991                                    $10,975                                    $11,668
  3/31/1992                                    $11,223                                    $11,375
  6/30/1992                                    $11,603                                    $11,591
  9/30/1992                                    $11,853                                    $11,957
 12/31/1992                                    $12,373                                    $12,560
  3/31/1993                                    $13,539                                    $13,108
  6/30/1993                                    $14,201                                    $13,172
  9/30/1993                                    $14,718                                    $13,512
 12/31/1993                                    $14,860                                    $13,826
  3/31/1994                                    $14,485                                    $13,300
  6/30/1994                                    $14,435                                    $13,356
  9/30/1994                                    $15,476                                    $14,009
 12/31/1994                                    $15,319                                    $14,008
  3/31/1995                                    $16,726                                    $15,371
  6/30/1995                                    $18,126                                    $16,839
  9/30/1995                                    $19,297                                    $18,177
 12/31/1995                                    $19,886                                    $19,271
  3/31/1996                                    $21,021                                    $20,306
  6/30/1996                                    $21,572                                    $21,217
  9/30/1996                                    $21,916                                    $21,873
 12/31/1996                                    $24,001                                    $23,696
  3/31/1997                                    $24,001                                    $24,331
  6/30/1997                                    $26,914                                    $28,579
  9/30/1997                                    $29,768                                    $30,720
 12/31/1997                                    $30,369                                    $31,602
  3/31/1998                                    $33,259                                    $36,009
  6/30/1998                                    $33,492                                    $37,198
  9/30/1998                                    $30,006                                    $33,498
 12/31/1998                                    $33,912                                    $40,632
  3/31/1999                                    $33,765                                    $42,656
  6/30/1999                                    $37,227                                    $45,663
  9/30/1999                                    $33,872                                    $42,811
 12/31/1999                                    $34,850                                    $49,180
  3/31/2000                                    $34,514                                    $50,308
  6/30/2000                                    $34,595                                    $48,971
  9/30/2000                                    $36,633                                    $48,497
 12/31/2000                                    $38,984                                    $44,702
  2/28/2001                                    $40,258                                    $42,068

------------------------------------------------
         Average Annual Total Return
1 Year             5 Year             10 Year
------------------------------------------------
28.99%             14.04%             14.93%
------------------------------------------------

------ Pelican Fund   - - - S&P 500 Index

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES                        DESCRIPTION                                                                    VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
                 COMMON STOCKS - 87.5%
                 BASIC MATERIALS - 4.1%
     50,000      Abitibi-Consolidated Inc                                                                            390,000
     50,000      Archer Daniels Midland Co                                                                           752,500
      5,000      Du Pont (E I) de Nemours & Co Inc                                                                   218,450
     20,000      Engelhard Corp                                                                                      478,600
      5,000      FMC Corp *                                                                                          383,800
     12,500      Inco Ltd *                                                                                          223,625
     27,500      International Paper Co                                                                            1,035,650
     50,000      Olin Corp                                                                                         1,037,500
      5,000      Weyerhaeuser Co                                                                                     268,700
                                                                                                          -------------------
                                                                                                                   4,788,825
                                                                                                          -------------------
                 CAPITAL GOODS - 7.6%
     25,000      General Electric Co                                                                               1,162,500
     15,000      Honeywell International Inc                                                                         700,650
      5,000      Ingersoll-Rand Co                                                                                   216,750
     10,000      Lockheed Martin Corp                                                                                374,600
     57,500      Pall Corp                                                                                         1,315,025
     12,500      Pitney Bowes Inc                                                                                    425,625
     25,000      Rockwell International Corp                                                                       1,149,000
     30,000      Thomas & Betts Corp                                                                                 572,400
      7,500      United Technologies Corp                                                                            584,325
     90,000      Waste Management Inc                                                                              2,283,300
                                                                                                          -------------------
                                                                                                                   8,784,175
                                                                                                          -------------------
                 COMMUNICATION SERVICES - 6.6%
     10,000      AT&T Corp                                                                                           230,000
      5,000      SBC Communications Inc                                                                              238,500
    100,000      Sprint Corp (FON Group)                                                                           2,236,000
     25,000      Sprint Corp (PCS Group) *                                                                           629,500
     65,000      Verizon Communications                                                                            3,217,500
     65,000      WorldCom Inc *                                                                                    1,080,625
                                                                                                          -------------------
                                                                                                                   7,632,125
                                                                                                          -------------------
                 CONSUMER CYCLICALS - 10.2%
     54,500      American Greetings Corp                                                                             711,770
     75,000      Block (H&R) Inc                                                                                   3,697,500
     35,000      Federated Department Stores *                                                                     1,692,250
     10,000      General Motors Corp                                                                                 533,200
     20,000      Hilton Hotels Corp                                                                                  214,200
     25,000      Intermet Corp                                                                                        84,375
      7,500      Nestle SA ADR                                                                                       820,577
     50,000      Owens Corning                                                                                       149,500


See accompanying notes to the financial statements.                            1

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES                        DESCRIPTION                                                                    VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
                 CONSUMER CYCLICALS - CONTINUED
     45,000      Saks Inc *                                                                                          540,000
     60,000      Staples Inc *                                                                                       892,500
     82,500      Toys R Us Inc *                                                                                   2,029,500
     10,000      Wal-Mart Stores Inc                                                                                 500,900
                                                                                                          -------------------
                                                                                                                  11,866,272
                                                                                                          -------------------
                 CONSUMER STAPLES - 9.0%
      7,500      Anheuser-Busch Cos Inc                                                                              327,750
      7,500      CVS Corp                                                                                            457,500
     45,000      Eastman Kodak                                                                                     2,025,000
     50,000      Kimberly-Clark Corp                                                                               3,575,000
     45,000      Kroger Co *                                                                                       1,090,800
      5,000      Manpower Inc                                                                                        170,150
     10,000      Owens and Minor Holdings Co                                                                         149,600
     17,500      Pepsi Bottling Group Inc                                                                            706,125
     67,500      R. R. Donnelley & Sons Co                                                                         2,001,375
                                                                                                          -------------------
                                                                                                                  10,503,300
                                                                                                          -------------------
                 ENERGY - 12.9%
     10,000      Amerada Hess Corp                                                                                   720,000
     25,000      Anadarko Petroleum Corp                                                                           1,562,500
      5,000      Baker Hughes Inc                                                                                    196,000
     10,000      Cabot Oil & Gas Corp Class A                                                                        271,000
      5,000      Conoco Inc                                                                                          141,250
     70,000      Conoco Inc Class B                                                                                2,016,000
    200,000      Gulf Canada Resources Ltd *                                                                       1,126,000
     50,000      Occidental Petroleum Corp                                                                         1,199,500
     25,000      Texaco Inc                                                                                        1,602,500
    125,000      Unocal Corp                                                                                       4,407,498
     50,000      USX - Marathon Group                                                                              1,381,000
     15,000      W-H Energy Services Inc *                                                                           300,000
                                                                                                          -------------------
                                                                                                                  14,923,248
                                                                                                          -------------------
                 FINANCIALS - 19.3%
     12,500      Allstate Corp                                                                                       498,250
     42,500      Aon Corp                                                                                          1,456,475
     10,000      Bank of America Corp                                                                                499,500
      5,000      Bank One Corp                                                                                       176,350
     17,500      Boston Properties Inc - REIT                                                                        705,950
     60,000      Brandywine Realty Trust - REIT                                                                    1,140,000
     50,000      Citigroup Inc                                                                                     2,459,000
     75,000      Equity Office Properties Trust - REIT                                                             2,161,500
     40,000      Equity Residential Properties Trust - REIT                                                        2,084,000
     17,500      First Union Corp                                                                                    566,475


2                           See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


     SHARES                        DESCRIPTION                                                                    VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
                 FINANCIALS - CONTINUED
    150,000      JP Realty Inc - REIT                                                                              2,803,500
     35,000      J.P. Morgan Chase & Co                                                                            1,633,100
     30,000      Mack-Cali Realty Corp - REIT                                                                        804,000
     12,500      Reckson Associates Realty Corp - REIT                                                               291,250
     62,500      Summit Properties Inc - REIT                                                                      1,456,875
     37,500      United Dominion Realty Trust Inc - REIT                                                             452,250
     15,000      U.S. Bancorp                                                                                        348,000
     30,000      Washington Mutual Inc                                                                             1,541,100
     25,000      Wells Fargo Co                                                                                    1,241,000
                                                                                                          -------------------
                                                                                                                  22,318,575
                                                                                                          -------------------
                 HEALTH CARE - 1.8%
     15,000      Abbott Laboratories                                                                                 734,850
      5,000      Aetna Inc *                                                                                         186,150
     10,000      Becton Dickinson & Co                                                                               359,800
      2,500      Lilly (Eli) and Co                                                                                  198,650
     10,000      Mylan Laboratories Inc                                                                              234,000
      7,500      Tenet Healthcare Corp *                                                                             345,975
                                                                                                          -------------------
                                                                                                                   2,059,425
                                                                                                          -------------------
                 TECHNOLOGY - 9.3%
     70,000      Avnet Inc                                                                                         1,715,000
     12,500      BMC Software Inc *                                                                                  376,563
     77,500      Compaq Computer Corp                                                                              1,565,500
     10,000      Corning Inc                                                                                         271,000
     25,000      Electronic Data Systems Corp                                                                      1,595,750
     17,500      Intel Corp                                                                                          499,844
     15,000      International Business Machines Corp                                                              1,498,500
     55,000      Motorola Inc                                                                                        834,350
     30,000      Parametric Technology Corp *                                                                        399,375
    157,500      Storage Technology Corp *                                                                         1,614,375
     25,000      Unisys Corp *                                                                                       409,500
                                                                                                          -------------------
                                                                                                                  10,779,757
                                                                                                          -------------------
                 TRANSPORTATION - 2.5%
     15,000      AMR Corp *                                                                                          498,750
     25,000      Canadian Pacific Ltd                                                                                935,000
     10,000      Delta Air Lines Inc                                                                                 421,200
     10,000      Northwest Airlines Corp *                                                                           220,000
     40,000      Ryder System Inc                                                                                    820,800
                                                                                                          -------------------
                                                                                                                   2,895,750
                                                                                                          -------------------


See accompanying notes to the financial statements.                            3

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


    SHARES/
   PAR VALUE ($)                   DESCRIPTION                                                                    VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 4.2%
     25,000      Niagara Mohawk Holdings Inc *                                                                       429,500
     25,000      Questar Corp                                                                                        685,000
     15,000      Sempra Energy                                                                                       335,250
     75,000      TXU Corp                                                                                          3,093,000
     12,500      Xcel Energy Inc                                                                                     352,500
                                                                                                          -------------------
                                                                                                                   4,895,250
                                                                                                          -------------------

                 TOTAL COMMON STOCKS (Cost $86,722,418)                                                          101,446,702
                                                                                                          -------------------

                 PREFERRED STOCKS - 0.7%
                 BASIC MATERIALS - 0.2%
     12,500      Freeport-McMoran Corp                                                                               249,250
                                                                                                          -------------------

                 ENERGY - 0.5%
     12,500      Unocal Corp Convertible 6.25%                                                                       585,938
                                                                                                          -------------------


                 TOTAL PREFERRED STOCKS (Cost $1,086,288)                                                            835,188
                                                                                                          -------------------

                 DEBT OBLIGATIONS - 9.9%
                 BASIC MATERIALS - 0.4%
$   500,000      IMC Global Inc, 10.125%, due 6/15/01                                                                501,045
                                                                                                          -------------------

                 TECHNOLOGY - 1.4%
  1,750,000      International Business Machines Corp, 6.50%, due 1/15/28                                          1,661,153
                                                                                                          -------------------

                 TRANSPORTATION - 0.9%
  1,000,000      United Air Lines Inc, 9.13%, due 1/15/12                                                          1,018,770
                                                                                                          -------------------

                 U.S. GOVERNMENT - 7.2%
  4,500,000      U.S. Treasury Bond, 11.13%, due 8/15/03                                                           5,169,374
  1,250,000      U.S. Treasury Bond, 10.75%, due 8/15/05                                                           1,546,488
  1,500,000      U.S. Treasury Note, 6.625%, due 5/15/07                                                           1,640,160
                                                                                                          -------------------
                                                                                                                   8,356,022
                                                                                                          -------------------

                 TOTAL DEBT OBLIGATIONS (Cost $11,839,859)                                                        11,536,990
                                                                                                          -------------------


4                           See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001


  PAR VALUE ($)                    DESCRIPTION                                                                    VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 2.0%

                 REPURCHASE AGREEMENT - 2.0%

$ 2,330,000      State Street Bank and Trust Co. Repurchase Agreement, dated 2/28/01, due 3/01/01, with a maturity value of $2,330,178 and an effective yield of 2.75%, collateralized by a U.S. Treasury Obligation with a rate of 12.00%, maturity date of 8/15/13 and market value, including accrued interest,
                 of $2,376,788.                                                                                    2,330,000
                                                                                                          -------------------


                 TOTAL SHORT-TERM INVESTMENTS (Cost $2,330,000)                                                    2,330,000
                                                                                                          -------------------

                 TOTAL INVESTMENTS - 100.1%
                 (Cost $101,978,565)                                                                             116,148,880

                 Other Assets and Liabilities (net) - (0.1%)                                                         (81,868)
                                                                                                          -------------------

                 TOTAL NET ASSETS - 100.0%                                                               $       116,067,012
                                                                                                          -------------------

                                                                                                          -------------------

                 NOTES TO THE SCHEDULE OF INVESTMENTS:

                 ADR- American Depositary Receipt

                 REIT- Real Estate Investment Trust

                 *           Non-income producing security.






See accompanying notes to the financial statements.                            5

PELICAN FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (cost $101,978,565) (Note 1)                                              $        116,148,880
      Foreign currency, at value (cost $10,396) (Note 1)                                                            10,015
      Cash                                                                                                           1,905
      Dividends and interest receivable                                                                            261,495
      Foreign withholding taxes receivable                                                                          11,110
      Receivable for investments sold                                                                              172,757
      Receivable for Fund shares sold                                                                               29,388
      Receivable for expenses waived or borne by Manager (Note 2)                                                   15,428
                                                                                                      ---------------------

           Total assets                                                                                        116,650,978
                                                                                                      ---------------------

LIABILITIES:
      Payable for Fund shares repurchased                                                                          456,634
      Payable to affiliate for management fee (Note 2)                                                              67,413
      Accrued expenses                                                                                              59,919
                                                                                                      ---------------------

           Total liabilities                                                                                       583,966
                                                                                                      ---------------------

NET ASSETS (equivalent to $11.37 per share based
      on 10,205,958 shares outstanding, unlimited shares authorized)                                  $         116,067,012
                                                                                                      ---------------------
                                                                                                      ---------------------


NET ASSETS CONSIST OF:
      Paid-in capital                                                                               $           96,741,604
      Accumulated undistributed net investment income                                                              176,315
      Accumulated undistributed net realized gain                                                                4,979,293
      Net unrealized appreciation                                                                               14,169,800
                                                                                                      ---------------------

           NET ASSETS                                                                               $          116,067,012
                                                                                                      ---------------------
                                                                                                      ---------------------


6                           See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of withholding taxes of $18,992)                                                 $          2,634,284
      Interest                                                                                                   1,063,914
                                                                                                      ---------------------

           Total income                                                                                          3,698,198
                                                                                                      ---------------------

EXPENSES:
      Management fee (Note 2)                                                                                      898,276
      Custodian and transfer agent fees                                                                            149,577
      Audit fees                                                                                                    38,199
      Registration fees                                                                                             16,183
      Legal fees                                                                                                     4,324
      Trustees fees (Note 2)                                                                                         1,104
      Miscellaneous                                                                                                  3,496
                                                                                                      ---------------------

           Total expenses                                                                                        1,111,159

           Less: expenses waived or borne by Manager (Note 2)                                                     (212,883)
                                                                                                      ---------------------

           Net expenses                                                                                            898,276
                                                                                                      ---------------------
               Net investment income                                                                             2,799,922
                                                                                                      ---------------------

REALIZED AND UNREALIZED GAIN (LOSS):

           Net realized gain (loss) on:
               Investments                                                                                      16,090,300
               Foreign currency and foreign currency related transactions                                           (5,777)
                                                                                                      ---------------------


               Net realized gain                                                                                16,084,523
                                                                                                      ---------------------

           Change in net unrealized appreciation (depreciation) on:
               Investments                                                                                      11,688,881
               Foreign currency and foreign currency related transactions                                              331
                                                                                                      ---------------------


               Net unrealized gain                                                                              11,689,212
                                                                                                      ---------------------

               Net realized and unrealized gain                                                                 27,773,735
                                                                                                      ---------------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $           30,573,657
                                                                                                      ---------------------

See accompanying notes to the financial statements.                            7

PELICAN FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED             YEAR ENDED
                                                                                      FEBRUARY 28, 2001      FEBRUARY 29, 2000
                                                                                    ---------------------  ---------------------
Increase (decrease) in net assets:
Operations:
      Net investment income                                                         $       2,799,922      $       3,179,018
      Net realized gain                                                                    16,084,523             45,410,117
      Change in net unrealized appreciation (depreciation)                                 11,689,212            (50,354,494)
                                                                                      ----------------       ----------------

      Net increase (decrease) in net assets resulting from operations                      30,573,657             (1,765,359)
                                                                                      ----------------       ----------------

Distributions to shareholders from:
      Net investment income                                                                (2,869,392)            (3,927,061)
      Net realized gains                                                                  (23,968,535)           (38,462,287)
                                                                                      ----------------       ----------------

                                                                                          (26,837,927)           (42,389,348)
                                                                                      ----------------       ----------------

Fund share transactions:  (Note 5)
      Proceeds from sale of shares                                                         11,346,615              9,423,293
      Net asset value of shares issued to shareholders
           in payment of distributions declared                                            25,921,416             41,267,246
      Cost of shares repurchased                                                          (41,969,461)          (113,439,710)
                                                                                      ----------------       ----------------

      Net decrease in net assets resulting
           from Fund share transactions                                                    (4,701,430)           (62,749,171)
                                                                                      ----------------       ----------------

      Total decrease in net assets                                                           (965,700)          (106,903,878)

NET ASSETS:
      Beginning of period                                                                 117,032,712            223,936,590
                                                                                      ----------------       ----------------

      End of period (including accumulated undistributed
           net investment income of $176,315 and
           $245,785, respectively)                                                  $     116,067,012      $     117,032,712
                                                                                      ----------------       ----------------
                                                                                      ----------------       ----------------


8                           See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                           ------------------------------------------------------------------
                                                              2001          2000          1999          1998          1997
                                                           ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   11.15     $   15.73     $   17.78     $   16.31     $   14.52
                                                           ---------     ---------     ---------     ---------     ---------

Income from investment operations:
  Net investment income                                         0.28          0.30          0.30          0.32          0.33
  Net realized and unrealized gain (loss)                       2.68         (0.78)         0.43          4.13          2.27
                                                           ---------     ---------     ---------     ---------     ---------

    Total from investment operations                            2.96         (0.48)         0.73          4.45          2.60
                                                           ---------     ---------     ---------     ---------     ---------

Less distributions to shareholders:
  From net investment income                                   (0.29)        (0.36)        (0.31)        (0.40)        (0.27)
  From net realized gains                                      (2.45)        (3.74)        (2.47)        (2.58)        (0.54)
                                                           ---------     ---------     ---------     ---------     ---------

    Total distributions                                        (2.74)        (4.10)        (2.78)        (2.98)        (0.81)
                                                           ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE, END OF PERIOD                             $   11.37     $   11.15     $   15.73     $   17.78     $   16.31
                                                           ---------     ---------     ---------     ---------     ---------
                                                           ---------     ---------     ---------     ---------     ---------

TOTAL RETURN (a)                                               28.99%        (5.80%)        3.89%        28.97%        18.60%


RATIOS/SUPPLEMENTAL DATA:

        Net assets, end of period (000's)                  $ 116,067     $ 117,033     $ 223,937     $ 236,286     $ 207,369
        Net expenses to average
            daily net assets                                    0.75%         0.93%         0.95%         0.95%         0.95%
        Net investment income to average
            daily net assets                                    2.34%         1.79%         1.68%         1.77%         2.10%
        Portfolio turnover rate                                   36%           32%           34%           28%           27%
        Fees and expenses voluntarily waived or borne by
            the Manager consisted of the following per
            share amounts:                                 $    0.02     $    0.02     $    0.01     $    0.01     $    0.01

(a) The total returns would have been lower had certain expenses not been waived during the periods shown.


See accompanying notes to the financial statements.                            9

PELICAN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
1.   SIGNIFICANT ACCOUNTING POLICIES

     The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC ("the Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which will issue a separate series of shares.

     The Fund seeks long-term growth of capital primarily through investment in equity securities. The Fund's benchmark is the Standard & Poor's 500 Composite Stock Market Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NEW ACCOUNTING MATTERS
     In November 2000, a revised American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000, with earlier adoption permitted. Upon initial adoption, the revised Guide will require the Fund to amortize premium and discount on all fixed-income securities using the daily effective yield method, and the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Currently, the Fund does not amortize premiums and certain discounts are amortized using the straight-line method. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $750,000. Additionally, had this principle been in effect during the fiscal year ended February 28, 2001, the Fund estimates that net investment income would have decreased by approximately $0.02 per share (0.2% of net assets), and net realized and unrealized gain (loss) per share would have increased by the same amount.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term debt obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

PELICAN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
     Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

     Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are excercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

PELICAN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange.
     Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2001 there were no open futures contracts.

     REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions.

PELICAN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

            Accumulated
         Undistributed Net        Accumulated Net Realized
         Investment Income             Gain/(Loss)            Paid-in Capital
         -----------------             -----------            ---------------
                 $-                      $(274)                   $274

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), and extraordinary expenses) exceed .75% of average daily net assets.

     Prior to February 1, 2000 GMO earned a management fee paid monthly at the annual rate of .90% of average daily net assets. GMO had entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), and extraordinary expenses) exceeded .95% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $1,104. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

PELICAN FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS -- CONTINUED
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
3.   PURCHASES AND SALES OF SECURITIES

     For the year ended February 28, 2001, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                         Purchases             Proceeds
                                                        -----------         --------------
            U.S. Government securities                       --                 $565,508

       Investments (non-U.S. Government securities)     $42,681,556          $72,062,937

     At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                Net Unrealized
            Aggregate Cost                   Appreciation                    Depreciation                   Appreciation
     ----------------------------      --------------------------      -------------------------       ---------------------
            $103,023,055                      $22,985,724                     $9,859,899                   $13,125,825

4.   PRINCIPAL SHAREHOLDERS

     At February 28, 2001, 68.96% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.


5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                            Year Ended            Year Ended
                                                        February 28, 2001      February 29, 2000
                                                        -------------------   ------------------
       Shares sold                                               962,212             608,624
       Shares issued to shareholders in
         reinvestment of distributions                         2,352,209           3,145,991


       Shares repurchased                                     (3,602,029)         (7,496,586)
                                                        -------------------   ------------------

       Net decrease                                             (287,608)         (3,741,971)

       Fund shares:

       Beginning of period                                    10,493,566          14,235,537
                                                        -------------------   ------------------
       End of period                                          10,205,958          10,493,566
                                                        ===================   ==================

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of Pelican Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pelican Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2001

PELICAN FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION -- (UNAUDITED)
FEBRUARY 28, 2001
--------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 87.71% distributions as net capital gain dividends.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed International Equities Fund returned 4.4% for the fiscal year ended February 28, 2001, as compared to -17.9% for the benchmark, the MSCI EAFE Index after taxes*. On a before-tax basis, the Fund returned 5.0% compared to the MSCI EAFE Index return of -17.5% for the same period.

The fiscal year was characterized by the long-awaited outperformance of value, and the tumultuous downfall of the technology and telecommunication sectors. During the period, the MSCI EAFE Value Index returned -0.3% versus -32.1% for MSCI EAFE Growth. Many sectors, including financial services, health care and consumer staples, posted positive returns, but were unable to outweigh the downward drag from technology and telecommunications stocks. Reversing the prior year's trend, small capitalization stocks outperformed, while multinationals lost ground.

Riding downward on the shoulders of Nokia and Ericsson, Finland and Sweden were the worst performing countries for the fiscal year, followed by the emerging markets and Japan. The major European markets posted lackluster returns, however there were some bright spots among the smaller markets, led by Ireland, Denmark and Switzerland.

EFFECT OF COUNTRY ALLOCATION

Country selection contributed moderately to relative performance in the fiscal year. The Fund's outperformance is attributed primarily to underweights in Japan and Europe ex-U.K. markets, in favor of overweights in the Pacific ex-Japan markets. The Fund's allocation to emerging markets countries detracted from performance during the period, as the emerging markets underperformed the developed markets by 11.4%, as represented by the IFC Investable Composite and MSCI EAFE Index. An underweight in the U.K. also detracted somewhat from relative performance.




------------------
* After-tax returns are calculated assuming a 40% tax rate on ordinary income and short-term capital gain distributions and 20% tax rate on long-term capital gain distributions. Returns also assume no redemption at the end of the period.

EFFECT OF STOCK SELECTION

Stock selection provided the lion's share of the Fund's strong relative performance during the fiscal year. Because of the opportunities represented by the wide dispersion in price to book ratios, the Fund is heavily concentrated in the cheaper stocks on price to book. These stocks outperformed the benchmark by over 16% during the period. The Fund also benefited from its substantial underweights in technology and telecommunications stocks.

The Fund's two value stock selection strategies, intrinsic value and sales-driven price to scale performed exceptionally well during the fiscal year, both contributing significantly to value added. As could be expected when value strategies work well, the Fund's price momentum strategy was unsuccessful in adding value during the period. However, this strategy continues to serve a diversifying role in the portfolio, performing well when traditional value measures are less effective, and we expect to continue to benefit from this aspect in the future.

OUTLOOK

While international value stocks have now performed strongly for over ten months, they are still priced to outperform growth stocks. The portfolio remains overweight in cheaper and smaller stocks, while maintaining its low weight in the technology and telecommunications sectors. The portfolio is underweight in the U.K., which is an expensive market with an overvalued currency, and is overweight in Asia and the emerging markets countries, and underweight in continental Europe.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND CLASS III SAHRES AND THE
                                   MSCI EAFE INDEX
                            AS OF FEBRUARY 28, 2001


          Average Annual Total Return*
                                 Since
         1 Year                 Inception
      ---------------------------------------
Class                             7/29/98
 III     5.03%                      4.23%
      ---------------------------------------



                DATE               TAX MANAGED INT'L. EQUITIES FUND*          MSCI EAFE*
              7/29/1998                            $10,000                      $10,000
              9/30/1998                            $ 8,700                      $ 8,512
             12/31/1998                            $10,158                      $10,270
              3/31/1999                            $10,118                      $10,412
              6/30/1999                            $11,112                      $10,677
              9/30/1999                            $11,143                      $11,146
             12/31/1999                            $11,707                      $13,039
              3/31/2000                            $11,077                      $13,026
              6/30/2000                            $11,270                      $12,510
              9/30/2000                            $10,800                      $11,501
             12/31/2000                            $11,205                      $11,192
              2/28/2001                            $11,133                      $10,348

            ___GMO Tax-Managed International Equities Fund*    --- MSCI EAFE Index*


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Effective October 13, 2000, the Fund ceased charging a 60 bp purchase premium, and this performance information is exclusive of that fee. Past performance is not indicative of future performance. Information is unaudited.

* Returns are before taxes.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      COMMON STOCKS - 93.4%
                      AUSTRALIA - 2.1%
            9,965     AMP Ltd                                                                     103,544
           11,315     Broken Hill Proprietary Ltd                                                 124,842
           11,268     Coca Cola Amatil Ltd                                                         30,594
            1,492     Commonwealth Bank of Australia                                               23,610
           19,801     CSR Ltd                                                                      51,997
            9,000     Email Ltd                                                                    13,727
            6,595     MIM Holdings Ltd                                                              3,975
           44,592     National Australia Bank Ltd                                                 703,290
            2,100     OPSM Protector Ltd                                                            2,201
           34,900     PMP Communications Ltd                                                       21,586
            1,927     Publishing & Broadcasting Ltd                                                12,615
            6,655     Qantas Airways Ltd                                                           10,988
           27,960     Santos Ltd                                                                   95,259
          110,100     Schroders Property                                                          138,501
            2,824     St. George Bank Ltd                                                          21,325
           39,186     Western Mining Corp Holdings Ltd                                            163,863
           28,634     Westfield Trust Units                                                        48,477
            3,973     Westpac Banking Corp                                                         29,258
                                                                                        ------------------
                                                                                                1,599,652
                                                                                        ------------------
                      AUSTRIA - 3.3%
              962     Austria Tabakwerke AG                                                        61,218
            1,382     Austrian Airlines                                                            19,839
              314     Bau Holdings AG                                                               8,836
            2,361     Boehler Uddeholm (Bearer)                                                    89,018
              719     Brau Union AG                                                                28,299
            1,069     Energie-Versorgung Niederoesterreich AG                                      33,158
            9,269     Erste Bank Der Oesterreichischen Sparkassen AG                              477,331
              439     Flughafen Wien AG                                                            16,148
               93     Lenzing AG                                                                    7,316
              829     Oesterreichische Brau Beteiligungs AG                                        33,543
              181     Oesterreichische Elektrizitaetswirtschafts AG                                20,823
            7,680     OMV AG                                                                      622,067
           40,274     Telekom Austria AG*                                                         229,993

    See accompanying notes to the financial statements.                      1

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      AUSTRIA - CONTINUED
              488     VA Technologie AG (Bearer)                                                   16,627
           25,288     Voest-Alpine Stahl AG                                                       743,225
            3,275     Wienerberger Baustoffindustrie AG                                            72,281
                                                                                        ------------------
                                                                                                2,479,722
                                                                                        ------------------
                      BELGIUM - 0.6%
              350     Almanij NV                                                                   13,937
            2,900     Arbed SA                                                                    329,355
              800     Compagnie Maritime Belge SA                                                  56,831
              350     Electrabel SA                                                                79,178
                                                                                        ------------------
                                                                                                  479,301
                                                                                        ------------------
                      BRAZIL - 0.3%
        7,173,000     Electrobras                                                                 140,511
           14,400     Souza Cruz (Registered)                                                      83,856
              530     Telesp Celular Participacoes SA ADR                                          12,720
                                                                                        ------------------
                                                                                                  237,087
                                                                                        ------------------
                      CANADA - 0.6%
            1,200     Alcan Aluminum Ltd                                                           44,487
            2,800     Bank of Montreal*                                                           139,927
              900     Barrick Gold Corp*                                                           14,598
              600     Brascan Corp                                                                  9,995
            1,000     Canadian National Railway Co*                                                37,732
              900     Canadian Tire Corp Ltd Class A                                               12,711
              100     Fairfax Financial Holdings Ltd*                                              14,372
            1,300     Hudsons Bay Co                                                               15,201
           14,400     Transcanada Pipelines Ltd*                                                  176,190
              600     United Dominion Industries Ltd                                               10,681
                                                                                        ------------------
                                                                                                  475,894
                                                                                        ------------------
                      CZECH REPUBLIC - 0.3%
            1,637     Ceske Radiokomunikace*                                                       46,032
            7,735     SPT Telecom AS *                                                             86,448
              600     Tabak AS                                                                    100,117
                                                                                        ------------------
                                                                                                  232,597
                                                                                        ------------------
                      DENMARK - 1.7%
              263     Codan Forsikring                                                             21,091
              319     Danisco A/S                                                                  12,810


2                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      DENMARK - CONTINUED
           54,403     Danske Bank A/S                                                             948,272
            2,000     DFDS A/S                                                                     92,388
              212     Novo-Nordisk A/S                                                             41,653
              620     Novozymes A/S*                                                               13,671
            6,900     SAS Danmark A/S                                                              74,372
            1,398     Tele Danmark A/S Class B                                                     46,669
            1,350     Topdanmark AS*                                                               33,759
                                                                                        ------------------
                                                                                                1,284,685
                                                                                        ------------------
                      FINLAND - 0.9%
           36,300     Finnair Class A                                                             144,208
           18,600     Fortum Oyj                                                                   76,115
           30,900     Kemira Oyj                                                                  176,177
            1,100     Partek Oyj                                                                   12,948
           40,600     Rautaruukki Oyj                                                             164,277
            3,300     Stora Enso Oyj Class A                                                       35,809
            2,300     UPM-Kymmene Oyj                                                              69,798
                                                                                        ------------------
                                                                                                  679,332
                                                                                        ------------------
                      FRANCE - 8.7%
              172     Air Liquide                                                                  23,520
            7,974     Alcatel SA                                                                  310,181
            1,500     Assurances Generales de France (Bearer)                                      93,454
            3,744     Aventis SA Class A                                                          302,294
            5,787     Banque Nationale de Paris                                                   472,569
            4,160     Bongrain SA                                                                 142,501
            4,340     Chargeurs International SA                                                  290,150
            5,668     Christian Dior SA                                                           245,864
           10,684     Credit Lyonnais SA                                                          371,680
              280     Credit National                                                              26,006
              100     Damart SA                                                                     7,582
              840     Dexia Strip*                                                                      8
            2,440     Eiffage SA                                                                  154,599
              910     Elf Gabon                                                                   117,659
            2,900     Eramet                                                                      124,008
            4,707     Eridania Beghin-Say SA                                                      453,633

    See accompanying notes to the financial statements.                      3

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      FRANCE - CONTINUED
            4,140     Esso S.A.F.                                                                 266,500
               10     Fromageries Bel SA                                                            4,081
            1,170     Imetal                                                                      130,618
            3,288     Michelin SA Class B                                                         125,481
              325     Peugeot SA                                                                   88,077
            4,763     Renault SA                                                                  255,795
            5,280     Saint-Gobain                                                                806,011
           18,999     Societe Generale Class A                                                  1,160,980
           22,250     Usinor Sacilor                                                              313,055
            4,920     Vallourec                                                                   260,155
                                                                                        ------------------
                                                                                                6,546,461
                                                                                        ------------------
                      GERMANY - 7.7%
           62,300     Bankgesellschaft Berlin AG                                                  707,545
           12,350     BASF AG                                                                     554,225
            6,850     Bayer AG                                                                    332,916
              400     Bayerische Motoren Werke AG                                                  13,941
              200     Bayerische Vereinsbank                                                       12,323
           12,750     Commerzbank AG                                                              336,505
           22,550     DaimlerChrysler AG                                                        1,106,318
            5,109     Degussa AG*                                                                 171,486
            2,300     Deutsche Bank AG                                                            190,442
              500     Dredsner Bank AG                                                             20,599
              400     Ergo Versicherungsgruppe AG                                                  60,510
              300     Escada AG                                                                    49,658
           12,700     FAG Kugelfischer                                                             93,315
              200     Heidelberg Port-Zement                                                       12,120
              500     Holzmann (Philipp)*                                                           7,840
           12,800     IWKA AG                                                                     175,504
            8,900     RWE AG                                                                      339,654
            3,900     Suedzucker AG                                                                50,569
           22,800     Thyssen Krupp AG                                                            415,144
           20,000     Veba AG                                                                   1,020,756
            3,300     Volkswagen AG                                                               180,867
                                                                                        ------------------
                                                                                                5,852,237
                                                                                        ------------------



4                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      HONG KONG - 3.6%
            2,500     Amoy Properties Ltd                                                           2,789
           10,000     Cheung Kong Holdings                                                        121,155
           52,100     Chinese Estates Holdings Ltd*                                                 7,014
           32,000     CLP Holdings Ltd                                                            167,387
            2,000     Hang Lung Development Co Ltd                                                  2,141
           21,000     Henderson Land Development Co Ltd                                           128,694
           55,000     Hong Kong Land Holdings                                                     139,150
          229,000     Jardine Matheson Holdings Ltd                                             1,465,600
          306,000     Regal Hotels International Ltd*                                               9,808
           40,000     Sun Hung Kai Properties Ltd                                                 446,160
            9,000     Swire Pacific Ltd Class A                                                    61,443
           51,000     Wharf Holdings Ltd                                                          147,117
           13,000     Wheelock and Co Ltd                                                          13,917
                                                                                        ------------------
                                                                                                2,712,375
                                                                                        ------------------
                      INDONESIA - 0.6%
          236,500     Astra International Tbk*                                                     49,208
          115,500     Gudang Garam                                                                163,535
          757,500     Indofood Sukses Makmur Tbk*                                                  71,118
        1,775,000     PT Matahari Putra Prima Tbk                                                  90,079
        1,176,000     United Tractors*                                                             54,906
                                                                                        ------------------
                                                                                                  428,846
                                                                                        ------------------
                      IRELAND - 0.2%
            6,625     Allied Irish Banks Plc                                                       71,768
           16,000     Greencore Group*                                                             44,435
           29,100     Oakhill Group Plc*                                                            8,831
                                                                                        ------------------
                                                                                                  125,034
                                                                                        ------------------
                      ISRAEL - 0.5%
           29,000     Bank Hapoalim Ltd                                                            77,488
           57,542     Bank Leumi Le-Israel*                                                       128,151
            4,500     Clal Industries Ltd*                                                         31,554
            1,700     Teva Pharmaceutical                                                         108,001
                                                                                        ------------------
                                                                                                  345,194
                                                                                        ------------------
                      ITALY - 3.2%
            5,000     Banca Intesa SPA                                                             20,967
           17,000     Banca Monte dei Paschi di Siena SPA                                          72,851

    See accompanying notes to the financial statements.                      5

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      ITALY - CONTINUED
           42,500     Banco Ambrosiano Veneto SPA (Savings Shares)                                109,042
            2,000     Buzzi Unicem SPA                                                             11,550
           22,400     Danieli and Co SPA (Savings Shares)                                          49,850
            7,000     Enel SPA                                                                     24,011
          124,500     ENI SPA                                                                     808,301
            7,700     Fiat SPA                                                                    194,159
           13,540     Fiat SPA (Savings Shares)                                                   194,242
            3,800     Fila Holding SPA ADR*                                                        25,270
           37,600     IFIL Finanziaria di Partecipazioni SPA (Savings Shares)                     164,241
            4,000     Immsi SPA*                                                                    2,976
           11,150     RAS SPA                                                                     151,650
              280     Reno de Medici SPA                                                              463
            3,024     Seat Pagine Gialle SPA                                                        4,588
            4,222     SNIA SPA                                                                      8,697
           92,750     Telecom Italia SPA (Savings Shares)                                         517,728
            5,000     UniCredito Italiano SPA                                                      24,277
                                                                                        ------------------
                                                                                                2,384,863
                                                                                        ------------------
                      JAPAN - 20.8%
            6,900     Aoki International                                                           21,177
           41,000     Asahi Bank                                                                  127,584
           23,000     Bank of Yokohama                                                             84,121
            2,000     Bridgestone Corp                                                             18,347
           12,000     Brother Industries Ltd                                                       26,497
            2,000     Chubu Electric Power Co Inc                                                  34,614
           10,000     Chugoku Electric Power Co Inc                                               144,934
          378,000     Cosmo Oil Co Ltd                                                            699,314
              600     Credit Saison Co                                                             12,481
           11,000     Daiichi Pharmaceuticals Co Ltd                                              251,801
           37,000     Daio Paper Corp                                                             337,525
          156,000     Daiwa Bank                                                                  234,076
           44,000     Ezaki Glico Co Ltd                                                          270,088
            4,000     Fuji Heavy Industries Ltd                                                    29,498
            5,000     Fuji Photo Film Co Ltd                                                      181,167
           82,000     Itoham Foods Inc                                                            267,053
           21,000     Izumiya Co Ltd                                                               78,597


6                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      JAPAN - CONTINUED
           80,000     JACCS Co                                                                    200,520
            1,000     Japan Securities Finance Co                                                   3,359
               75     Japan Tobacco Inc                                                           528,795
            1,000     Jusco Co Ltd                                                                 23,530
           60,000     Kamigumi Co Ltd                                                             235,304
           65,000     Kandenko Co                                                                 310,883
            7,700     Kansai Electric Power                                                       127,945
           68,000     Kansai Paint Co                                                             208,125
            3,000     Komatsu Ltd                                                                  13,990
           16,000     Kubota Corp                                                                  44,469
            5,000     Kyodo Printing                                                               14,195
           66,000     Kyudenko Corp                                                               192,438
           25,200     Kyushu Electric Power Co Inc                                                358,358
           56,000     Maeda Road Construction                                                     230,121
           63,000     Marubeni Corp*                                                              125,146
            1,000     Matsushita Electric Works                                                    10,648
           50,000     Misawa Homes                                                                124,046
            9,000     Mitsubishi Belting                                                           21,177
           55,000     Mitsubishi Corp                                                             384,032
           54,000     Mitsubishi Heavy Industries*                                                214,076
           10,000     Mitsubishi Motors*                                                           29,925
           86,000     Mitsubishi Paper Mills Ltd                                                  175,233
               14     Mizuho Holding Inc                                                           85,937
           52,000     Mizuno Corp                                                                 150,731
           16,000     MOS Food Services                                                           123,449
           78,000     Nagase & Co                                                                 337,150
            3,000     Nippon Fire & Marine Insurance                                               10,486
           34,000     Nippon Flour Mills Co Ltd                                                    81,163
           79,000     Nippon Hodo Co                                                              338,778
            2,000     Nippon Kayaku Co Ltd                                                          9,873
          226,000     Nippon Oil Co Ltd                                                         1,129,085
           27,000     Nippon Paint Co                                                              87,242
           61,000     Nippon Suisan Kaisha Ltd                                                    102,451
           20,000     Nishimatsu Construction                                                      67,693
          191,000     Nissan Motor Co*                                                          1,231,050

    See accompanying notes to the financial statements.                      7

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      JAPAN - CONTINUED
          428,000     Nisshin Steel Co Ltd                                                        394,083
           36,000     Nisshinbo Industries Inc                                                    178,627
          148,000     NKK Corp*                                                                   118,607
           59,000     NOF Corp                                                                    127,260
           81,000     Okumura Corp                                                                286,585
            4,000     Orient Corp*                                                                  4,638
            2,400     Promise Co                                                                  158,984
            7,000     Ryosan Co                                                                   106,526
          108,000     Sakura Bank Ltd                                                             639,925
            9,000     Sanwa Bank Ltd                                                               63,609
           94,000     Seino Transportation Co Ltd                                                 383,870
           36,000     Sekisui Chemical                                                             98,521
           13,000     Sekisui House Ltd                                                           106,398
            4,000     Shikoku Electric Power                                                       58,997
            1,000     Shiseido Co Ltd                                                               9,983
           13,000     Showa Shell Sekiyu                                                           67,275
            1,000     Sumitomo Bank                                                                 9,898
           37,000     Sumitomo Trust & Banking                                                    260,557
            9,000     Sumitomo Warehouse                                                           22,482
            1,000     Suzuki Motor Corp                                                            11,535
            1,000     Takefuji Corp                                                                74,598
            5,000     The Dai-Tokyo Fire & Marine Insurance Co                                     15,346
           46,000     TOA Corp                                                                     57,650
           64,700     Tohoku Electric Power Co Inc                                                904,625
           65,000     Tokai Bank                                                                  283,729
            1,000     Tokio Marine & Fire Insurance                                                10,486
            2,700     Tokyo Electric Power                                                         64,108
          196,000     Tokyo Ink Manufacturing Co Ltd                                              579,837
           14,000     Tokyo Style Co Ltd                                                          126,638
            9,000     Toppan Printing Co Ltd                                                       70,975
            9,000     Yasuda Trust & Banking*                                                       7,673
           69,000     Yodogawa Steel Works                                                        150,006
                                                                                        ------------------
                                                                                               15,604,308
                                                                                        ------------------



8                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      KOREA - 0.0%
               64     Cheil Jedang Corp                                                             2,248
              415     Dongwon Securities Co                                                         2,598
              408     Hyundai Industrial Development                                                1,200
              261     Kookmin Bank                                                                  3,767
              100     Korea Electric Power Corp                                                     2,049
              100     Pacific Chemical Corp                                                         2,695
               60     Pohang Iron & Steel (a)                                                       4,893
               10     SK Telecom                                                                    1,694
                                                                                        ------------------
                                                                                                   21,144
                                                                                        ------------------
                      MALAYSIA - 1.8%
           15,000     Genting Berhad                                                               40,658
           81,900     IJM Corp Berhad Class A                                                      63,580
           32,600     Kuala Lumpur Kepong Berhad                                                   38,605
           85,000     Magnum Corp Berhad                                                           33,776
           21,000     Malakoff Berhad                                                              54,434
            9,000     Malayan Banking Berhad                                                       33,868
           61,000     Sime Darby Berhad                                                            77,053
           19,000     Sime UEP Properties Berhad                                                   20,200
        6,990,000     Tan Chong International Ltd                                                 887,204
           48,000     Tanjong                                                                      89,684
            7,000     Tenaga Nasional Berhad                                                       23,395
            4,650     Warisan TC Holdings Berhad                                                    2,117
                                                                                        ------------------
                                                                                                1,364,574
                                                                                        ------------------
                      MEXICO - 0.2%
           10,000     Alfa SA Class A*                                                             12,983
            1,900     America Movil SA de CV ADR*                                                  34,010
            8,000     Cemex SA de CV CPO                                                           33,533
           54,300     Desc SA Class B                                                              23,779
            9,000     Grupo Carso SA de CV Class A*                                                21,329
            1,900     Telefonos de Mexico Class L ADR                                              61,294
                                                                                        ------------------
                                                                                                  186,928
                                                                                        ------------------
                      NETHERLANDS - 3.1%
           12,666     ABN Amro Holdings NV                                                        278,379
            4,700     Boskalis Westminster NV                                                     138,740
              480     Buhrmann NV                                                                  14,478

    See accompanying notes to the financial statements.                      9

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      NETHERLANDS - CONTINUED
            2,600     Gamma Holdings NV                                                           114,288
            8,381     Hollandsche Beton Groep NV                                                  101,735
            7,925     ING Groep NV                                                                546,952
           16,643     Kon Bolswessanen                                                            208,147
            2,400     Koninklijke Ten Cate                                                         76,584
            2,451     Koninklijke Volker Wessels                                                   49,812
            4,130     Nedlloyd NV*                                                                 94,949
           36,198     Royal KPN NV                                                                444,391
            5,600     Stork NV                                                                     74,414
              888     Unilever NV                                                                  50,099
            5,225     Van Ommeren Vopak                                                           121,084
              400     Wereldhave NV                                                                21,390
                                                                                        ------------------
                                                                                                2,335,442
                                                                                        ------------------
                      NEW ZEALAND - 0.2%
           58,900     Air New Zealand Class B                                                      45,940
           83,800     Fletcher Challenge Buildings                                                 72,184
                                                                                        ------------------
                                                                                                  118,124
                                                                                        ------------------
                      NORWAY - 3.0%
              789     Bergesen d.y. ASA Class A                                                    14,907
            1,100     Bergesen d.y. ASA Class B                                                    19,307
          142,786     Den Norske Bank Class A                                                     724,705
            2,500     Fred Olsen Energy*                                                           24,455
            1,000     Frontline Ltd*                                                               15,875
            3,400     Hafslund ASA Class B                                                         10,377
            1,000     Leif Hoegh and Co AS*                                                         7,882
           21,371     Norsk Hydro AS                                                              907,879
            3,639     Norske Skogindustrier ASA Class A*                                          139,539
            1,400     Norske Skogindustrier ASA Class B*                                           43,197
            4,814     Orkla ASA                                                                    96,603
            2,008     Petroleum Geo-Services*                                                      17,734
            4,200     SAS Norge ASA Class B                                                        43,902
              500     Schibsted ASA                                                                 6,624
           28,200     Storebrand                                                                  192,309
           11,800     Tandberg Data ASA*                                                           23,217
                                                                                        ------------------
                                                                                                2,288,512
                                                                                        ------------------
                      PHILIPPINES - 0.3%
        4,012,000     Benpres Holdings Corp*                                                      257,499
                                                                                        ------------------



10                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      PORTUGAL - 0.9%
            6,568     Banco Comercial Portugues                                                    33,522
          199,317     Electricidade de Portugal SA                                                592,033
            1,400     INAPA - Investimentos Participacoes e Gestao SA                               7,493
           14,000     Portucel Empresa Produtore de Pasta e Papel SA                               18,410
              500     Salvador Caetano                                                              6,433
                                                                                        ------------------
                                                                                                  657,891
                                                                                        ------------------
                      RUSSIA - 0.4%
            3,900     Lukoil Holding Co ADR                                                       145,763
           10,000     Norilsk Nickel (Registered)*                                                 91,250
            8,000     Unified Energy Systems ADR                                                   74,400
                                                                                        ------------------
                                                                                                  311,413
                                                                                        ------------------
                      SINGAPORE - 3.9%
          124,900     Asia Food & Properties Ltd*                                                   7,518
          200,000     Brierley Investments Ltd*                                                    31,529
            6,000     Cycle & Carriage Ltd                                                         12,314
           35,500     Fraser & Neave                                                              149,579
           62,000     Haw Par Brothers International Ltd                                          138,615
          126,500     Hotel Properties Ltd                                                        110,227
           66,900     Inchcape Berhad                                                              60,212
          229,500     Jardine Strategic Holdings Ltd                                              716,040
          154,100     Singapore Airlines Ltd (Registered)                                       1,307,426
          137,100     Singapore Telecom                                                           216,920
          198,680     Straits Trading Co Ltd                                                      208,429
          208,000     Van Der Horst Ltd (a) *                                                       5,306
                                                                                        ------------------
                                                                                                2,964,115
                                                                                        ------------------
                      SOUTH AFRICA - 1.0%
           25,600     Amalgamated Bank of South Africa                                            102,387
           24,900     Barlow Ltd                                                                  176,292
            7,100     De Beers Consolidated Mines Ltd ADR                                         297,756
          233,100     Safmarine & Rennies Holdings (a) *                                              302
           27,777     Sage Group Ltd                                                               41,346
           16,200     Sasol Ltd                                                                   127,906
                                                                                        ------------------
                                                                                                  745,989
                                                                                        ------------------


    See accompanying notes to the financial statements.                      11

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      SPAIN - 0.5%
              920     Aceralia SA                                                                  12,572
            1,400     Azucarera Ebro Agricolas                                                     16,608
            2,000     Cristaleria Espanola SA                                                      66,211
           14,587     Endesa                                                                      249,638
            9,100     Tableros Defibras Class B*                                                   68,202
                                                                                        ------------------
                                                                                                  413,231
                                                                                        ------------------
                      SWEDEN - 4.1%
           17,000     Foreningssparbanken AB Class A                                              232,439
            1,000     Gambro AB Class A                                                             6,913
              900     Mo Och Domsjo AB Class B                                                     26,990
          120,800     Nordbanken Holdings AB                                                      884,172
              205     Nordic Baltic Holding AB*                                                     1,490
           50,000     Skandinaviska Enskilda Banken Class A                                       551,489
           16,700     SSAB Swedish Steel Class A                                                  160,430
            9,700     SSAB Swedish Steel Class B                                                   88,747
              600     Svenska Cellulosa Class B                                                    13,815
           42,400     Svenska Handelsbanken Class A                                               711,192
           12,400     Svenska Handelsbanken Class B                                               202,948
           31,500     Trelleborg AB Class B                                                       241,766
              500     Volvo AB Class A                                                              9,403
                                                                                        ------------------
                                                                                                3,131,794
                                                                                        ------------------
                      SWITZERLAND - 5.2%
              368     ABB Ltd                                                                      31,090
               78     Baloise Holdings                                                             83,034
              692     BK Vision AG (Bearer) *                                                     173,527
              200     Bobst AG (Registered)                                                       175,533
              110     Bobst SA (Bearer)                                                           193,218
              100     Credit Suisse Holdings (Registered)                                          18,598
                5     Financiere Richemont AG Class A                                              12,299
            1,200     Hero AG                                                                     147,591
               29     Holderbank Financiere Glarus AG (Bearer)                                     32,776
              400     Merkur Holding AG (Registered)                                               78,811
              300     Movenpick Holdings (Bearer)                                                 154,039
               69     Nestle AG (Registered)                                                      150,985
                8     Novartis AG (Registered)                                                     13,517


12                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      SWITZERLAND - CONTINUED
               16     Pargesa Holdings SA (Bearer)                                                 36,826
              100     Roche Holding AG                                                            859,753
                8     SAir Group (Registered)                                                       1,022
              168     Schweizerische Industrie-Gesellschaft Holding AG (Registered)               105,320
              590     Schweizerische Lebensversicherungs-und Rentenanstalt                        487,175
              166     Swiss Reinsurance (Bearer)                                                  347,778
              177     Swisscom AG                                                                  41,214
            1,140     Syngenta AG*                                                                 66,090
            1,034     UBS AG (New Shares) (Registered)                                            164,215
            1,228     Zurich Financial Services AG                                                586,542
                                                                                        ------------------
                                                                                                3,960,953
                                                                                        ------------------
                      THAILAND - 1.1%
           12,500     Advanced Info Service Pcl (Foreign Registered)*                             150,952
          117,000     Bangkok Bank Pcl (Foreign Registered) *                                     156,235
          374,000     Bangkok Expressway Pcl (Foreign Registered)                                  95,541
            9,700     Delta Electronics Pcl (Foreign Registered) (a)                               46,856
          100,000     Electricity Generating Pcl (Foreign Registered)                              90,571
           16,000     Shinawatra Computer Pcl (Foreign Registered) *                               76,544
          207,000     Siam Commercial Bank Pcl (Foreign Registered)*                              145,419
          120,000     Telecomasia Corp Pcl (Foreign Registered)*                                   68,974
                                                                                        ------------------
                                                                                                  831,092
                                                                                        ------------------
                      UNITED KINGDOM - 12.3%
           15,028     Abbey National Plc                                                          252,937
           25,851     Allied Domecq Plc                                                           159,387
            3,900     Arriva Plc                                                                   15,454
            7,458     Associated British Food                                                      53,324
           34,223     AWG Plc                                                                     287,264
           28,392     BAA                                                                         268,212
            2,220     Bank of Scotland                                                             24,174
            6,898     Barclays Plc                                                                209,220
           36,056     Bass Plc                                                                    375,973
            8,923     Berkley Group                                                               108,938
           24,586     Boots Co                                                                    221,620
           29,648     British Airways Plc                                                         172,001
            8,775     British American Tobacco                                                     70,461

    See accompanying notes to the financial statements.                      13

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      UNITED KINGDOM - CONTINUED
           19,154     British Telecom Plc                                                         157,462
            5,378     Cable & Wireless                                                             58,173
           19,200     Coats Viyella                                                                12,323
          127,553     Corus Group Plc                                                             132,454
           13,100     De Vere Group Plc                                                            57,861
              619     Great Portland Estates Plc                                                    2,500
           32,646     Great Universal Stores Plc                                                  257,548
            3,578     Halifax Group Plc                                                            36,123
            3,464     Hepworth Plc                                                                 14,139
           40,400     Inchcape Plc                                                                218,501
            8,018     Kingfisher Plc                                                               57,126
           37,222     Laird Group                                                                 159,977
           14,576     Land Securities                                                             183,104
          210,898     Lattice Group Plc*                                                          390,855
           10,326     Legal & General Group Plc                                                    25,839
            7,582     Lloyds TSB Group Plc                                                         71,735
          250,334     Marks & Spencer                                                             877,337
           15,183     Mothercare Plc*                                                              51,679
            5,270     National Grid Group Plc                                                      44,540
            7,729     Northern Foods Plc                                                           15,104
            6,556     Powergen Plc                                                                 61,744
           10,214     Railtrack Group Plc                                                         134,790
           11,547     Rexam Plc                                                                    44,007
              222     Rolls-Royce                                                                     642
           17,488     Royal Bank of Scotland Group                                                383,375
           73,014     Royal & Sun Alliance Insurance Group                                        552,848
          143,205     Sainsbury (J)                                                               795,169
           15,958     Scottish Hydro-Electric Plc                                                 142,696
           78,324     Scottish Power Plc                                                          539,397
           21,672     Severn Trent Plc                                                            221,608
           11,700     Somerfield Plc*                                                              16,537
            3,321     Southwest Water                                                              30,654
            1,354     Standard Chartered Plc                                                       19,821
           20,589     Tate & Lyle                                                                  74,236
           11,928     Taylor Woodrow Plc                                                           35,439

14                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

        SHARES         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      UNITED KINGDOM - CONTINUED
          106,483     Tesco                                                                       403,135
           36,252     Thistle Hotels Plc                                                           74,244
           36,691     United Utilities                                                            308,510
           20,000     Vodafone Group Plc                                                           54,156
           37,800     Wilson (Connolly) Holdings                                                  109,034
            4,137     Wimpey (George)                                                              11,635
           39,028     Yorkshire Water                                                             211,081
                                                                                        ------------------
                                                                                                9,268,103
                                                                                        ------------------
                      VENEZUELA - 0.3%
           10,800     Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR                232,848
                                                                                        ------------------


                      TOTAL COMMON STOCKS (Cost $76,053,761)                                   70,557,240
                                                                                        ------------------

                      PREFERRED STOCKS - 3.5%
                      AUSTRALIA - 0.0%
            3,730     News Corporation Ltd 0.74%                                                   30,401
                                                                                        ------------------

                      BRAZIL - 0.5%
        4,900,000     Electrobras Class B (Registered)                                             87,521
        1,990,710     Gerdau SA                                                                    18,509
          146,500     Investimentos Itau SA                                                       131,911
            4,960     Petroleo Brasileiro SA (Petrobras) 1.59%                                    133,278
                                                                                        ------------------
                                                                                                  371,219
                                                                                        ------------------
                      GERMANY - 2.5%
           17,200     Dyckerhoff AG (Non Voting) 5.60%                                            373,284
              300     Escada AG 3.12%                                                              53,935
            5,800     Krones AG 2.39%                                                             182,945
           18,955     MAN AG 3.27%                                                                433,161
            2,966     RWE AG 4.46%                                                                 86,326
           25,000     Villeroy & Boch AG (Non Voting) 5.64%                                       289,674
           11,014     Volkswagen AG 3.69%                                                         361,080
                                                                                        ------------------
                                                                                                1,780,405
                                                                                        ------------------
                      ITALY - 0.5%
           20,310     Fiat SPA 3.58%                                                              340,857
            2,100     IFI-Istituto Finanziario Industries 3.05%                                    69,425
                                                                                        ------------------
                                                                                                  410,282
                                                                                        ------------------

    See accompanying notes to the financial statements.                      15

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

  SHARES/
PAR VALUE ($)         DESCRIPTION                                                           VALUE ($)
-----------------------------------------------------------------------------------------------------------
                      KOREA - 0.0%
              250     Samsung Electronics (Non Voting) 3.70%                                       15,728
                                                                                        ------------------

                      UNITED KINGDOM - 0.0%
        4,517,436     AWG Plc *                                                                     5,864
                                                                                        ------------------


                      TOTAL PREFERRED STOCKS (Cost $2,634,099)                                  2,613,899
                                                                                        ------------------

                      RIGHTS & WARRANTS - 0.0%
                      AUSTRALIA - 0.0%
              141     St. George Bank Ltd Rights, Expires 3/20/01*                                    154
                                                                                        ------------------

                      PORTUGAL - 0.0%
            6,568     Banco Comercial Portuguese Rights, Expires 3/16/01*                             628
                                                                                        ------------------

                      THAILAND - 0.0%
           75,000     Quality House Co Ltd Warrants, Expires 10/30/02*                                  -
                                                                                        ------------------


                      TOTAL RIGHTS & WARRANTS (Cost $738)                                             782
                                                                                        ------------------

                      SHORT-TERM INVESTMENTS - 0.5%
                      CASH EQUIVALENTS - 0.5%
$         400,000     Royal Bank of Canada Time Deposit, 5.50%, due 3/01/01                       400,000
                                                                                        ------------------


                      TOTAL SHORT-TERM INVESTMENTS (Cost $400,000)                                400,000
                                                                                        ------------------

                      TOTAL INVESTMENTS - 97.4%
                         (COST $79,088,598)                                                    73,571,921

                      Other Assets and Liabilities (net) - 2.6%                                 1,965,715
                                                                                        ------------------

                      TOTAL NET ASSETS - 100.0%                                        $       75,537,636
                                                                                       ===================

16                        See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

------------------------------------------------------------------------------

                      NOTES TO THE SCHEDULE OF INVESTMENTS:

                      ADR  American Depositary Receipt

                      (a)  Fair valued (Note 1).

                      * Non-income producing security.





    See accompanying notes to the financial statements.                      17

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

------------------------------------------------------------------------------

At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

         INDUSTRY SECTOR (UNAUDITED)

         Banking                                            18.0%
         Utilities                                           8.7
         Energy Services                                     7.3
         Automotive                                          6.9
         Conglomerates                                       5.6
         Metals and Mining                                   5.2
         Construction                                        4.8
         Insurance                                           4.5
         Chemicals                                           4.1
         Retail Trade                                        4.1
         Transportation                                      3.8
         Consumer Goods                                      3.7
         Machinery                                           3.5
         Services                                            3.4
         Telecommunications                                  3.2
         Food and Beverage                                   1.9
         Financial Services                                  1.8
         Real Estate                                         1.7
         Health Care                                         1.7
         Paper and Allied Products                           1.5
         Textiles                                            1.2
         Electronic Equipment                                0.7
         Communications                                      0.4
         Computers                                           0.0
         Aerospace                                           0.0
         Miscellaneous                                       2.3
                                                    -------------
                                                           100.0%
                                                    =============


18                   See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $79,088,598) (Note 1)                                                   $  73,571,921
  Foreign currency, at value (cost $1,524,018) (Note 1)                                                   1,531,143
  Cash                                                                                                       93,276
  Net receivable for open forward foreign currency contracts (Notes 1 and 6)                                315,797
  Dividends and interest receivable                                                                          73,053
  Foreign withholding taxes receivable                                                                       62,156
  Receivable for expenses waived or borne by Manager (Note 2)                                                37,352
                                                                                                      -------------
     Total assets                                                                                        75,684,698
                                                                                                      -------------
LIABILITIES:
  Payable to affiliate for (Note 2):
     Management fee                                                                                          31,287
     Shareholder service fee                                                                                  8,691
  Accrued expenses                                                                                          107,084
                                                                                                      -------------
     Total liabilitie                                                                                       147,062
                                                                                                      -------------
NET ASSETS                                                                                            $  75,537,636
                                                                                                      =============

NET ASSETS CONSIST OF:
  Paid-in capital                                                                                     $  84,884,417
  Accumulated undistributed net investment income                                                           183,705
  Accumulated net realized loss                                                                          (4,333,537)
  Net unrealized depreciation                                                                            (5,196,949)
                                                                                                      -------------
                                                                                                      $  75,537,636
                                                                                                      =============
NET ASSETS ATTRIBUTABLE TO:
  Class III Shares                                                                                    $  75,537,636
                                                                                                      =============

SHARES OUTSTANDING:
  Class III                                                                                               6,998,167
                                                                                                      =============

NET ASSET VALUE PER SHARE:
  Class III                                                                                           $       10.79
                                                                                                      =============

    See accompanying notes to the financial statements.                     19

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign tax expense of $291,331)                                                   $  2,605,958
  Interest                                                                                                   98,417
                                                                                                      -------------
      Total income                                                                                        2,704,375
                                                                                                      -------------
EXPENSES:
  Management fee (Note 2)                                                                                   520,892
  Custodian fees                                                                                            247,912
  Audit fees                                                                                                 39,759
  Transfer agent fees                                                                                        27,269
  Legal fees                                                                                                  4,014
  Trustees fees (Note 2)                                                                                      1,009
  Registration fees                                                                                             334
  Miscellaneous                                                                                               8,341
  Fees waived or borne by Manager (Note 2)                                                                 (324,560)
                                                                                                      -------------
                                                                                                            524,970

  Shareholder service fee - Class III (Note 2)                                                              144,693
                                                                                                      -------------
    Net expenses                                                                                            669,663
                                                                                                      -------------
      Net investment income                                                                               2,034,712
                                                                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
      Investments                                                                                         4,181,631
      Closed futures contracts                                                                              (28,763)
      Foreign currency, forward contracts and foreign
        currency related transactions                                                                      (667,400)
                                                                                                      -------------
      Net realized gain                                                                                   3,485,468
                                                                                                      -------------

  Change in net unrealized appreciation (depreciation) on:
    Investments (Note 1)                                                                                 (1,309,486)
    Foreign currency, forward contracts and foreign
       currency related transactions                                                                        511,722
                                                                                                      -------------
       Net unrealized loss                                                                                 (797,764)
                                                                                                      -------------
  Net realized and unrealized gain                                                                        2,687,704
                                                                                                      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $  4,722,416
                                                                                                      =============



20                   See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                  FEBRUARY 28, 2001          FEBRUARY 29, 2000
                                                                                  -----------------          ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                                               $  2,034,712              $  1,040,739
  Net realized gain (loss)                                                               3,485,468                  (631,685)
  Change in net unrealized appreciation (depreciation)                                    (797,764)               (4,350,518)
                                                                                  -----------------          ------------------
  Net increase (decrease) in net assets resulting from operations                        4,722,416                (3,941,464)
                                                                                  -----------------          ------------------
Distributions to shareholders from:
  Net investment income - Class III                                                     (1,141,358)               (1,040,739)
  In excess of net investment income - Class III                                                 -                  (324,705)
                                                                                  -----------------          ------------------
                                                                                        (1,141,358)               (1,365,444)
                                                                                  -----------------          ------------------
Net share transactions - Class III (Note 5)                                            (40,666,672)               99,401,085
                                                                                  -----------------          ------------------
  Total increase (decrease) in net assets                                              (37,085,614)               94,094,177


NET ASSETS:
  Beginning of period                                                                  112,623,250                18,529,073
                                                                                  -----------------          ------------------

  End of period (including accumulated undistributed net
  investment income of $183,705 and distributions in excess
  of net investment income of  $598,543, respectively)                           $      75,537,636            $  112,623,250
                                                                                  ================           =================

    See accompanying notes to the financial statements.                     21

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                         PERIOD FROM JULY 29, 1998
                                                              YEAR ENDED            YEAR ENDED         (COMMENCEMENT OF OPERATIONS)
                                                           FEBRUARY 28, 2001     FEBRUARY 29, 2000      THROUGH FEBRUARY 28, 1999
                                                          -------------------    -----------------      ---------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.43             $   9.71                  $ 10.00
                                                             ----------             ---------             -----------
Income (loss) from investment operations:
  Net investment income                                            0.23(b)              0.15(b)                  0.04
  Net realized and unrealized gain (loss)                          0.29                 0.70                    (0.28)
                                                             ----------             ---------             -----------
    Total from investment operations                               0.52                 0.85                    (0.24)
                                                             ----------             ---------             -----------
Less distributions to shareholders:
  From net investment income                                     (0.16)                (0.10)                   (0.04)
  In excess of net investment income                                 -                 (0.03)                   (0.01)
                                                             ----------             ---------             -----------
  Total distributions                                             (0.16)               (0.13)                   (0.05)
                                                             ----------             ---------             -----------
NET ASSET VALUE, END OF PERIOD                                 $  10.79             $  10.43                 $   9.71
                                                             ==========             =========             ===========

TOTAL RETURN (a)                                                   5.03%                8.65%                   (2.44%)**

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                             $75,538             $112,623                $  18,529
  Net expenses to average
    daily net assets                                               0.69%                0.69%                    0.69%*
  Net investment income to average
    daily net assets                                               2.11%                1.36%                    0.87%*
  Portfolio turnover rate                                            56%                  5%                       20%
  Fees and expenses voluntarily waived or borne by
  the Manager consisted of the following per
  share amounts:                                                  $0.04               $ 0.04                  $  0.12

*  Annualized
** Not annualized.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Computed using average shares outstanding throughout the period.


22                   See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS
 FEBRUARY 28, 2001
------------------------------------------------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Tax-Managed International Equities Fund (the "Fund"), which commenced operations on July 29, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high after-tax total return primarily through investment in non-U.S. equity securities. The Fund's benchmark is the GMO EAFE (After
     Tax).

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
------------------------------------------------------------------------------

     the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2001.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2001, there were no open futures contracts.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
------------------------------------------------------------------------------

     involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2001, there were no open swap agreements.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security, or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security, or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security, or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purhasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
------------------------------------------------------------------------------

     provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

     The Fund has elected to defer to March 1, 2001 post-October capital losses of $2,981,535.

     At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $323,163 and $1,004,023 expiring in 2008 and 2009 respectively. The value of the capital loss carryforward may be limited due to significant shareholder activity.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency transactions, passive foreign investment company transactions, and differing treatments of redemptions in-kind. Gross gains resulting from such in-kind transactions amounted to $5,924,500.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


             Accumulated
         Undistributed Net                Accumulated Net Realized
         Investment Income                       Gain/(Loss)                       Paid-in Capital
        --------------------               ------------------------                ---------------
            $(111,106)                         $(7,465,961)                          $7,577,067

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
------------------------------------------------------------------------------


     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     Effective October 13, 2000, the fund no longer charges a premium on cash purchases of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .60% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 and the period March 1, 2000, through October 12, 2000, the Fund received $450,002 and $13,373 in purchase premiums, respectively. There was no premium for cash redemptions or reinvested distributions.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
------------------------------------------------------------------------------


     GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $1,009. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, aggregated $52,087,564 and $91,997,362, respectively.

     At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Depreciation
     ----------------------------      --------------------------       -----------------------       -------------------------
             $79,113,414                      $4,808,888                     $10,350,381                      $5,541,493

4.   PRINCIPAL SHAREHOLDERS

     At February 28, 2001, 68.06% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
------------------------------------------------------------------------------

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    Year Ended                                          Year Ended
                                                 February 28, 2001                                  February 29, 2000
                                    --------------------------------------------        -------------------------------------------
     Class III:                            Shares                 Amount                      Shares                 Amount
                                    --------------------------------------------        -------------------------------------------
     Shares sold                                 239,779      $       2,513,778                   8,828,580    $        98,659,192
     Shares issued to
     shareholders
     in reinvestment of
     distributions                                76,260                815,054                      65,946                741,893

     Shares repurchased                       (4,120,328)           (43,995,504)                          -                      -
                                    ---------------------   --------------------        --------------------   --------------------
     Net increase/(decrease)                  (3,804,289)      $    (40,666,672)                  8,894,526     $       99,401,085
                                    =====================   ====================        ====================   ====================


6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 28, 2001 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                                             Net Unrealized
              Settlement                                         Units                                        Appreciation
                 Date                Deliver/Receive          of Currency                Value               (Depreciation)
         ----------------------  ------------------------  -------------------     -------------------     -------------------
Buy
               04/11/01                    EUR                 3,600,000         $     3,312,132           $         (136,128)
                                                                                                           ===================

Sales
               12/05/01                    HKD                 24,131,640        $     3,095,036           $            4,964
               04/11/01                    JPY                350,100,000              3,001,299                      446,961
                                                                                                           -------------------
                                                                                                           $          451,925
                                                                                                           ===================

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

 NOTES TO FINANCIAL STATEMENTS - CONTINUED
 FEBRUARY 28, 2001
------------------------------------------------------------------------------

Currency Abbreviations:

        EUR      Euro
        HKD      Hong Kong Dollar
        JPY      Japanese Yen

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of GMO Trust and the Shareholders of GMO Tax-Managed International Equities Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION - (UNAUDITED)
FEBRUARY 28, 2001

------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all the Fund's distributions are from investment company taxable income.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2001

GMO EMERGING MARKETS FUND
(A Series of GMO Trust)

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Emerging Markets Fund returned -18.8% for the fiscal year ended February 28, 2001. The Fund's benchmark, the IFC Investable Composite, returned -28.9% during the same period.

Despite improving fundamentals, 2000 was a disappointing year for emerging markets. Political turmoil in Indonesia and the Philippines, a major sell-off on NASDAQ and growing worries of a global recession combined to cause sharply negative returns. Once again there were huge divergences in market returns, ranging from Venezuela's +52% to Turkey's -66% (largely on the back of its February 2001 currency crisis).

A majority of our 10.1% outperformance came from country selection, which added 6.4%, while our stock selection models added 3.8%. All four country selection models (value, reversal, macroeconomic and momentum) outperformed significantly. The value model had the most impressive run, up 10% relative to the benchmark.

A large portion of our outperformance came from avoiding the aforementioned currency crisis in Turkey. By the end of 2000 we had zero weight in Turkey. The market's subsequent collapse added 1.7% to relative performance. Other notable successes were our zero weight in Greece (which underperformed by 15.4% and added 1.2% to performance), a 7% underweight in Taiwan (which added 0.9%), an overweight in Brazil (which outperformed by 20%) and an overweight in Russia (which outperformed by 14%). Our 4 percent overweight of Indonesia cost the Fund 0.7%. However, we continue to find the valuations there incredibly compelling and feel that despite (or perhaps because of) the political turmoil, things can only improve there.

With the crash of NASDAQ and the return to reality, value started working again. Value stocks outperformed the index by almost 8% and our overweight of this group added 1.6%. Following suit, TMT (technology, media and telecom) had an incredibly difficult year. This sector halved in value over the past 12 months, underperforming the index by over 21%. On average we were 11 points underweight in TMT over the course of the year. This position added over 3.0% to performance. Stock selection in Brazil was particularly good, adding 1.8% as our largest overweight (Eletrobras) outperformed by 25%.

OUTLOOK

We continue to believe that the greatest risk to emerging markets is the U.S. market and economy. The recent NASDAQ correction coupled with political concerns and high oil prices have resulted in one of the worst years for the asset class. We believe the sell-off has been overdone, resulting in emerging equity market valuations now below Asian crisis levels, despite significantly better fundamentals.

Lower interest rates and higher domestic demand in Asia will lead to better earnings for many companies. On the other hand, lower U.S. demand for technology products will not be good for companies (and markets) that are heavily weighted in the technology sector. As a result, we prefer companies and markets that are less exposed to the global technology cycle and more driven by domestic demand.

The Asian countries most associated with technology are Korea, Taiwan and India. After being underweight over the last year, our models have become less negative on Korea and so we have been adding to our weight there. Taiwan and India still look unattractive and we are heavily underweight both.

The Chinese government has embarked upon a process of privatization. Given that most foreign investment banks are bidding to get a piece of the privatization of China Telecom (and others), it is difficult to find a research piece that is negative on China. Asian analysts privately tell us that they are not allowed to publish what they believe. Needless to say, it is not positive. We will adhere to our model and remain heavily underweight in China.

Our largest overweight positions are in Thailand, Indonesia and the Philippines. In all three countries, the political situation has overshadowed improving economic fundamentals and equity markets are pricing in nothing but gloom and doom.

In Latin America, we have reduced our weight in Brazil, but remain overweight. We are still negative on Mexico where its expensive currency and close economic ties to the U.S. leave it incredibly exposed to a slowdown.

In Eastern Europe, Russian fundamentals and politics continue to improve and so we remain overweight. The current account deficit in Poland has now hit a troubling level of 7% of GDP. Coupled with the fact that it registers as the most expensive currency in our universe, we anticipate serious problems for Poland. In Turkey, our models were correct in forecasting serious economic problems. We will wait for signs of recovery before we begin to build our position in this country.

Within markets, we remain extremely bullish on value stocks. They are currently priced at a 20% greater than usual discount, the first time they have looked so attractive in our data set. Small stocks are also trading at extremely attractive valuation levels. We remain bearish on TMT stocks as, though they are substantially cheaper than their developed market counterparts, they are still expensive.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

         COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING MARKETS FUND CLASS III SHARES AND THE IFC INVESTABLE COMPOSITE
                       AS OF FEBRUARY 28, 2001

Date              Emerging Markets Fund-III       IFC Investable Composite
   12/9/1993                        $ 9,840                        $10,000
  12/31/1993                        $10,838                        $11,127
   3/31/1994                        $10,946                        $ 9,812
   6/30/1994                        $10,837                        $ 9,500
   9/30/1994                        $13,125                        $11,776
  12/31/1994                        $11,519                        $ 9,792
   3/31/1995                        $ 9,601                        $ 8,352
   6/30/1995                        $10,722                        $ 9,082
   9/30/1995                        $10,808                        $ 9,051
  12/31/1995                        $10,071                        $ 8,967
   3/31/1996                        $11,012                        $ 9,642
   6/30/1996                        $11,790                        $10,060
   9/30/1996                        $11,234                        $ 9,834
  12/31/1996                        $11,243                        $ 9,809
   3/31/1997                        $12,466                        $10,743
   6/30/1997                        $14,041                        $11,392
   9/30/1997                        $14,393                        $10,364
  12/31/1997                        $11,232                        $ 8,363
   3/31/1998                        $11,727                        $ 8,950
   6/30/1998                        $ 8,419                        $ 7,051
   9/30/1998                        $ 6,692                        $ 5,520
  12/31/1998                        $ 7,988                        $ 6,521
   3/31/1999                        $ 8,851                        $ 7,233
   6/30/1999                        $11,895                        $ 8,951
   9/30/1999                        $10,798                        $ 8,671
  12/31/1999                        $14,197                        $10,899
   3/31/2000                        $14,444                        $11,046
   6/30/2000                        $12,588                        $ 9,915
   9/30/2000                        $11,585                        $ 8,627
  12/31/2000                        $10,250                        $ 7,438
   2/28/2001                        $11,173                        $ 7,746

------------------------------------------------------------------------
                       Average Annual Total Return
------------------------------------------------------------------------
                                                                Since
              1 Year               5 Year                     Inception
------------------------------------------------------------------------
                                                              12/9/1993
Class III     -20.49%               0.38%                       1.55%
------------------------------------------------------------------------
                                                              1/9/1998
Class IV      -20.44%                N/A                        2.58%
------------------------------------------------------------------------

------- GMO Emerging Markets Fund
- - - - IFC Investable Composite

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 160 bp on the purchase and 40 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV shares is different due to lower shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      COMMON STOCKS - 80.9%
                      BRAZIL - 5.5%
     403,700,000      Centrais Geradoras do Sul do Brasil SA*                                                624,268
     392,900,000      Cesp-Cia Energetica Sao Paulo*                                                       3,997,255
      15,011,615      Cia Saneamento Basico SAO PA                                                         1,704,279
   1,676,280,000      Companhia de Acos Especiais Itabira-Acesita*                                           738,269
     960,145,000      Electrobras                                                                         18,808,223
     256,065,000      Embratel Participacoes SA                                                            2,483,586
          96,600      Embratel Participacoes SA ADR                                                        1,168,860
         231,000      Petroleo Brasileiro SA (Petrobras) ADR*                                              6,590,430
       1,041,700      Souza Cruz (Registered)                                                              6,066,176
          31,600      Tele Celular Sul Participacoes SA ADR                                                  647,800
     268,194,000      Tele Centro Oeste Celular SA                                                         1,168,058
         317,300      Tele Centro Oeste Celular SA ADR                                                     3,648,950
          22,900      Tele Leste Celular Participacoes SA ADR                                                965,235
          36,300      Tele Nordeste Celular Participacoes SA ADR                                           1,179,750
          74,732      Tele Norte Leste Participacoes ADR                                                   1,621,684
     268,194,000      Tele Norte Leste Participacoes SA*                                                   4,223,383
          10,000      Telemig Celular Participacoes SA ADR*                                                  580,000
      67,821,304      Telemig Celular Participacoes SA*                                                      245,597
                                                                                                    -----------------
                                                                                                          56,461,803
                                                                                                    -----------------
                      CHILE - 1.6%
          55,800      Banco Santander ADR                                                                    853,740
         110,900      Banco Santiago ADR                                                                   2,439,800
         227,100      Chilquinta ADR 144A                                                                  4,769,100
          92,800      Compania de Telefones de Chile ADR*                                                  1,346,528
          36,000      Cristalerias de Chile SA ADR                                                           672,840
          14,148      Empresa Nacional de Electricidad SA ADR*                                               155,204
          10,581      Enersis SA ADR*                                                                        188,871
          18,400      Laboratorio Chile SA ADR                                                               340,400
         105,500      Madeco SA ADR*                                                                         548,600
         246,100      Masisa SA ADR                                                                        3,654,585
          35,000      Sociedad Quimica y Minera de Chile ADR                                                 801,500

              See accompanying notes to the financial statements.             1

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      CHILE - CONTINUED
          25,640      Telex-Chile SA ADR*                                                                     87,176
           6,600      Vina Concha y Toro SA ADR                                                              279,840
                                                                                                    -----------------
                                                                                                          16,138,184
                                                                                                    -----------------
                      CHINA - 2.1%
         189,600      CNOOC Ltd ADR*                                                                       3,232,680
      75,690,000      Denway Investment Ltd*                                                              18,049,385
         119,000      Shanghai New Asia Group*                                                                50,813
                                                                                                    -----------------
                                                                                                          21,332,878
                                                                                                    -----------------
                      COLOMBIA - 0.0%
          24,300      Banco Ganadero SA ADR*                                                                  91,125
                                                                                                    -----------------

                      CZECH REPUBLIC - 2.2%
         318,000      Ceska Sporitelna*                                                                    2,007,746
       1,698,178      Ceske Energeticke Zavody AS*                                                         4,617,552
         113,846      Ceske Radiokomunikace*                                                               3,201,315
         130,000      IPS Praha*                                                                             625,928
          81,500      Komercni Banka AS*                                                                   2,183,653
         157,565      SPT Telecom AS *                                                                     1,760,986
          19,730      Tabak AS                                                                             3,292,172
       2,779,000      Unipetrol*                                                                           4,791,888
                                                                                                    -----------------
                                                                                                          22,481,240
                                                                                                    -----------------
                      EGYPT - 1.0%
          20,000      Al Ahram Beverage Co GDR 144A*                                                         251,000
         426,900      Al Ahram Beverage Co GDR*                                                            5,357,595
          12,000      Al Ahram Beverage Co*                                                                  154,138
          37,754      Eastern Tobacco Co                                                                     517,519
           2,000      Egypt Gas Co                                                                            70,666
          15,800      Egyptian International Pharmaceuticals Industries Co                                   549,388
          16,770      Miraco                                                                                  78,829
         195,485      MobiNil-Egyptian Mobile Services Co*                                                 3,328,658
          19,000      Oriental Weavers Co                                                                    173,679
                                                                                                    -----------------
                                                                                                          10,481,472
                                                                                                    -----------------

2              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      GREECE - 0.0%
           8,940      Econ Viomihanies (e)*                                                                       82
                                                                                                    -----------------

                      HUNGARY - 0.0%
          28,151      Fotex (Registered)*                                                                     24,414
                                                                                                    -----------------

                      INDIA - 0.9%
           2,700      Aptech Ltd                                                                              12,762
           2,700      Aptech Ltd (New Shares)*                                                                12,762
         299,600      Birla Corp Ltd*                                                                        136,752
         135,109      Birla Global Finance                                                                    65,298
           1,060      BSES Ltd                                                                                 5,009
           3,900      Cipla Ltd*                                                                              84,781
             850      Escorts Ltd                                                                              1,844
         133,200      e-Serve International Ltd                                                              669,505
         186,900      ETC Networks Ltd*                                                                      258,942
           5,925      Fujitsu ICIM Ltd*                                                                       16,799
         300,000      Galaxy Entertainment Corp (d)*                                                         148,212
             146      Gesco Corp Ltd                                                                              63
           1,165      Godfrey Phillips*                                                                        9,885
           1,318      Great Eastern Shipping Co*                                                                 890
           2,990      HCL Infosytems Ltd*                                                                     14,386
              20      India Cements Ltd*                                                                          24
             400      ITC Ltd                                                                                  6,676
              18      Kale Consultants Ltd*                                                                       25
         239,000      Larsen & Toubro Ltd*                                                                 1,352,733
          21,500      Mastek Ltd*                                                                             80,403
          66,000      Mukta Arts Ltd*                                                                        292,751
          31,275      NIIT Ltd*                                                                              837,717
         228,500      Polaris Software Lab 0.52%                                                           2,090,882
           8,029      Reliance Industries                                                                     71,520
           6,000      Satyam Computer Services*                                                               45,237

              See accompanying notes to the financial statements.             3

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      INDIA - CONTINUED
             113      Shyam Telecom Ltd*                                                                         434
          22,400      SSI Ltd*                                                                               614,478
          10,100      Tata Elxsi Ltd                                                                          26,554
         100,000      Tata Iron & Steel Co Ltd                                                               331,866
          16,000      Trigyn Technologies Ltd*                                                                53,614
         524,200      U TV Software Comm Ltd (d) (e)*                                                      1,125,980
          56,000      United Breweries Ltd*                                                                  131,114
         154,535      Western Hatcheries Ltd*                                                                238,499
             200      Wockhardt Life Sciences Ltd*                                                               116
           2,100      Wockhardt Ltd*                                                                          21,629
                                                                                                    -----------------
                                                                                                           8,760,142
                                                                                                    -----------------
                      INDONESIA - 4.9%
       4,887,100      Astra International Tbk*                                                             1,016,854
     184,393,000      Bank Internasional Indonesia*                                                          467,884
      39,648,500      Citra Marga Nusaphala Persad*                                                        2,012,104
      19,545,000      Gajah Tunggal Tbk*                                                                     684,397
       9,268,500      Gudang Garam                                                                        13,123,124
          78,100      Gulf Indonesia Resources Ltd ADR*                                                      741,169
       5,152,900      HM Sampoerna                                                                         7,452,811
      28,275,800      Indah Kiat Pulp & Paper*                                                             1,305,810
      32,766,000      Indofood Sukses Makmur Tbk*                                                          3,076,229
      25,220,000      Indorama Synthetics                                                                  1,535,854
       3,210,000      International Nickel*                                                                2,557,574
      21,638,380      Kalbe Farma*                                                                           702,794
      25,051,250      Lippo E-Net Tbk                                                                        305,115
      41,841,000      Mayora Indah Tbk*                                                                    2,441,875
       3,312,000      Modern Photo Tbk                                                                       294,139
       3,955,000      PT Bimantara Citra*                                                                    501,776
      15,051,500      PT Multipolar Corp Tbk*                                                                511,774
       1,428,000      PT Pabrik Kertas Tjiwi Kimia                                                            45,655
       2,014,000      Semen Gresik                                                                         1,298,036
         246,960      Sinar Mas Agro Resources and Technology Tbk                                             50,131
         138,240      Telekomunikasi Indonesia Class B ADR                                                   803,174
      29,766,280      Telekomunikasi Tbk                                                                   8,836,982
      20,298,000      United Tractors*                                                                       947,686
                                                                                                    -----------------
                                                                                                          50,712,947
                                                                                                    -----------------

4              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      ISRAEL - 2.8%
         148,443      Agis Industries Ltd*                                                                 1,133,263
          30,000      Azorim-Investment, Development & Construction Co Ltd                                   274,252
         934,202      Bank Hapoalim Ltd                                                                    2,496,202
       2,436,511      Bank Leumi Le-Israel*                                                                5,426,317
         195,000      Bezeq                                                                                  310,066
          17,978      Clal Electronics Industries Ltd*                                                     1,574,878
         139,000      Elbit Medical Imaging Ltd*                                                             797,569
         139,446      FIBI Holdings Ltd                                                                    1,253,081
         539,633      First International Bank of Israel Ltd                                                 716,362
          13,100      Formula Systems Ltd ADR*                                                               389,725
          31,648      Formula Systems Ltd*                                                                   962,598
       3,205,319      Israel Discount Bank Class A*                                                        3,333,906
          26,000      Koor Industries Ltd*                                                                 1,434,962
               1      Machteshim Agan Industries*                                                                  2
         121,729      Teva Pharmaceutical                                                                  7,733,476
           3,700      The Israel Corp Ltd                                                                    601,823
                                                                                                    -----------------
                                                                                                          28,438,482
                                                                                                    -----------------
                      KOREA - 7.6%
         277,000      Cheil Industries Inc                                                                 1,411,395
         222,520      Daelim Industrial Co Ltd                                                             1,048,635
         762,000      Hankook Tire Co Ltd                                                                  1,324,583
         120,120      Hankuk Glass                                                                         1,513,353
         275,000      Hanwha Chemical Corp*                                                                  920,979
         684,448      Hanwha Corp                                                                          1,691,882
         268,400      Hotel Shilla Co                                                                      1,144,996
         255,150      Hyosung Corp                                                                         2,380,396
         385,234      Hyundai Electronics Industries*                                                      1,151,924
         185,100      Hyundai Motor Co                                                                     2,361,534
         518,172      Inchon Oil Refinery Co*                                                                640,433
          92,500      Kookmin Bank                                                                         1,335,021
         117,993      Kookmin Bank GDR 144A (Registered)                                                   1,693,200
         125,130      Korea Computer Inc                                                                   1,581,461
         234,670      Korea Electric Power Corp                                                            4,809,042
         461,000      Korea Express*                                                                         849,143
          11,735      Korea Next Education Services Inc*                                                      21,709

              See accompanying notes to the financial statements.             5

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      KOREA - CONTINUED
          91,800      Korea Reinsurance                                                                      658,799
          72,000      Korea Telecommunications ADR                                                         2,160,000
         559,360      Korean Air Lines                                                                     3,456,694
         159,000      KTBNetwork                                                                             645,331
          86,628      LG Ad Inc                                                                            2,818,294
         159,000      LG Cable & Machinery Ltd                                                             1,578,463
         381,000      LG Electronics Co                                                                    4,314,010
         145,400      LG International Corp                                                                  300,284
           9,570      Lotte Confectionery Co                                                                 915,716
         836,000      Orion Electric Co*                                                                     563,288
          39,476      Pohang Iron & Steel (e)                                                              3,218,973
         242,500      Poongsan Corp                                                                        1,372,897
       1,060,500      Saehan Industries*                                                                   1,357,230
         153,003      Sam Yang                                                                             1,305,424
         191,000      Samsung Corp                                                                         1,088,948
          27,243      Samsung Electro Mechanics                                                              951,474
          36,100      Samsung Electronics                                                                  5,382,904
         115,341      Shin Young Securities Co                                                             1,287,596
         195,870      SK Corp                                                                              2,327,137
         306,868      SK Global                                                                            2,238,930
          31,300      SK Telecom                                                                           5,303,604
          39,000      SK Telecom ADR                                                                         760,110
         800,643      Ssangyong Cement*                                                                      826,754
         152,500      Tae Young Corp                                                                       3,976,358
         595,131      Tai Han Electric Wire                                                                3,739,440
           2,112      Wooree Lighting Co Ltd                                                                  24,082
                                                                                                    -----------------
                                                                                                          78,452,426
                                                                                                    -----------------
                      LEBANON - 0.2%
         217,064      Banque Libanaise*                                                                    1,107,026
         139,000      Solidere GDR (Registered)*                                                             806,200
                                                                                                    -----------------
                                                                                                           1,913,226
                                                                                                    -----------------
                      MALAYSIA - 5.7%
       4,491,500      Affin Holdings Berhad                                                                1,607,484
       1,260,000      AMMB Holdings Berhad                                                                 1,173,789
         460,600      British American Tobacco Berhad                                                      4,666,605

6              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      MALAYSIA - CONTINUED
       2,178,000      Cement Industries of Malaysia Berhad                                                   934,247
         759,900      Cold Storage*                                                                          133,982
       1,197,000      Edaran Otomobil Berhad                                                               2,457,000
       1,071,000      Genting Berhad                                                                       2,902,974
       4,310,000      Highlands and Lowlands Berhad                                                        2,540,632
       4,596,000      Hong Leong Bank Berhad                                                               4,039,642
         864,000      Hong Leong Credit Berhad                                                             1,086,821
       1,323,000      Hume Industries-Malaysia Berhad                                                      1,079,289
       2,821,625      IGB Corp Berhad                                                                        697,981
       4,929,000      IJM Corp Berhad Class A                                                              3,826,461
       3,566,800      IOI Corp Berhad                                                                      2,262,102
       2,092,600      Kuala Lumpur Kepong Berhad                                                           2,478,079
       1,770,666      MAA Holdings Berhad                                                                  2,134,118
       1,172,291      Malakoff Berhad                                                                      3,038,702
         287,000      Malayan Banking Berhad                                                               1,080,026
       2,588,000      Malaysian International Shipping (Foreign Registered)                                4,392,789
         940,000      Malaysian Oxygen Berhad                                                              2,473,684
         185,000      Malaysian Pacific Industries                                                           827,632
       1,588,783      Nylex Berhad                                                                           581,160
         733,000      Petronas Gas Berhad                                                                  1,379,197
         109,620      Silverstone (e)*                                                                           288
       1,854,000      Sime Darby Berhad                                                                    2,341,895
       1,319,000      Sime UEP Properties Berhad                                                           1,402,305
      14,130,000      Tan Chong International Ltd                                                          1,793,446
       2,290,700      Tanjong                                                                              4,279,992
       1,298,000      United Engineers                                                                     1,168,200
       3,491,700      Westmont Industries Berhad (e)*                                                          9,189
                                                                                                    -----------------
                                                                                                          58,789,711
                                                                                                    -----------------
                      MEXICO - 8.7%
       2,666,415      Altos Hornos de Mexico (e) (f)*                                                          2,747
         401,400      America Movil SA de CV ADR*                                                          7,185,060
       2,570,868      Carso Global Telecom Class A*                                                        4,829,152
         123,900      Cemex SA de CV ADR (Participating Certificates)                                      2,610,573
       1,676,000      Cemex SA de CV CPO                                                                   7,025,212
       2,009,815      Controladora Comercial Mexicana SA de CV*                                            1,428,926

              See accompanying notes to the financial statements.             7

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      MEXICO - CONTINUED
         142,100      Desc SA ADR                                                                          1,172,325
       6,777,700      Desc SA Class B                                                                      2,968,081
       1,298,500      Desc SA Class C                                                                        535,188
       1,348,300      Empresas ICA Sociedad Controladora ADR*                                              3,222,437
          14,700      Fomento Economico Mexicano SA                                                          463,932
       2,683,600      Grupo Carso SA de CV Class A*                                                        6,359,897
         772,000      Grupo Casa Autrey*                                                                     596,600
       4,201,000      Grupo Cementos de Chihuahua SA Class B                                               2,727,079
       1,073,115      Grupo Financiero Banamex Accival SA                                                  1,961,572
      10,269,159      Grupo Financiero Bancomer SA*                                                        6,877,850
         790,400      Grupo Financiero Inbursa SA*                                                         2,809,768
       8,232,755      Grupo Financiero Serfin SA de CV Class B (e)*                                            8,483
       1,056,107      Grupo Gigante*                                                                       1,262,323
          80,200      Grupo Mexico Desarollo Class B ADR (e)*                                                    802
       1,885,418      Grupo Mexico SA de CV Class B                                                        5,556,203
       2,738,000      Grupo Posadas SA Class L*                                                            1,128,490
       6,255,000      Grupo Situr SA de CV Class B (e)*                                                        6,445
          71,500      Grupo Televisa SA GDR*                                                               2,852,850
       5,416,000      Herdez Class BCP                                                                     1,450,963
          10,000      Ispat International NV Class A (Registered)                                             34,500
         561,300      Pepsi-Gemex SA GDS*                                                                  2,699,853
         401,400      Telefonos de Mexico Class L ADR                                                     12,949,164
         154,000      TV Azteca SA ADR                                                                     1,432,200
       1,080,800      Vitro SA ADR                                                                         3,080,280
       1,747,000      Wal-Mart de Mexico SA de CV                                                          4,122,236
                                                                                                    -----------------
                                                                                                          89,361,191
                                                                                                    -----------------
                      PAKISTAN - 1.5%
       5,403,900      Fauji Fertilizer (e)                                                                 3,561,763
         157,166      HUB Power Co GDR (e)*                                                                1,320,194
      10,541,000      HUB Power Co (e)*                                                                    3,552,694
         138,940      Lever Brothers Pakistan Ltd (e)                                                      1,750,570
       1,161,408      Pakistan State Oil (e)                                                               2,601,952
       6,351,600      Pakistan Telecom Corp Ltd Class A (e)                                                1,950,653
           6,600      Pakistan Telecom Corp Ltd GDR (e)                                                      204,600
                                                                                                    -----------------
                                                                                                          14,942,426
                                                                                                    -----------------

8              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      PERU - 0.0%
         134,624      Cervecerias                                                                             38,207
             730      Milpo Minera Class I                                                                       124
                                                                                                    -----------------
                                                                                                              38,331
                                                                                                    -----------------
                      PHILIPPINES - 3.7%
      15,013,184      Ayala Corp                                                                           2,393,406
      46,747,000      Benpres Holdings Corp*                                                               3,000,325
       1,128,000      Equitable Banking Corp                                                               1,284,472
      13,293,000      Filinvest Land Inc*                                                                    756,848
       3,063,300      First Philippine Holdings*                                                           1,490,425
      13,086,343      Ionics Circuits Inc                                                                  3,522,204
       6,497,000      Ionics EMS Inc*                                                                      1,433,929
       1,683,700      La Tondena Distillers Inc                                                            1,307,221
       2,531,700      Manila Electric Class B*                                                             3,223,593
         344,000      Metropolitan Bank & Trust Co*                                                        1,552,629
      19,511,517      Petron Corp*                                                                           751,375
         464,970      Philippine Long Distance Telephone                                                   7,653,233
       4,172,200      San Miguel Corp Class B                                                              5,053,286
      28,043,000      SM Prime Holdings                                                                    4,122,263
                                                                                                    -----------------
                                                                                                          37,545,209
                                                                                                    -----------------
                      POLAND - 0.1%
           1,430      Elektrim SA (Bearer)*                                                                   11,936
         234,502      Okocimskie Zaklady Piwowarskie SA*                                                     700,697
                                                                                                    -----------------
                                                                                                             712,633
                                                                                                    -----------------
                      RUSSIA - 5.3%
         110,000      AO Tatneft ADR                                                                       1,089,000
       2,649,789      Chelabinsky Tube Works*                                                                119,241
          17,100      Dalmoreproduct*                                                                            855
          90,000      Divot Holdings NV (d) (e)*                                                           1,502,100
         272,800      Electrocila*                                                                           818,400
          29,221      Elsib*                                                                                  43,832
         472,700      Irkutskelectrosviaz*                                                                   217,442
          89,030      Kirovsky Plant *                                                                       200,318
         145,125      Lukoil Holding Co ADR                                                                5,424,047
          25,000      Lukoil Holding Co *                                                                    237,500
       2,290,387      Norilsk Nickel (Registered)*                                                        20,899,794

              See accompanying notes to the financial statements.             9

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      RUSSIA - CONTINUED
         135,000      Russia Petroleum*                                                                      101,250
          10,000      Seversky Tube Works ADR*                                                                97,500
         785,700      St Petersburg Telephone*                                                               329,994
         500,000      Sun Interbrew Ltd GDR*                                                               1,187,500
          70,000      Surgutneftegaz ADR                                                                     735,000
          37,000      Trade House GUM ADR                                                                     82,880
         300,000      Unified Energy Systems ADR                                                           2,790,000
          65,000      Unified Energy Systems GDR                                                             604,500
         450,000      United Heavy Machinery ADR 144A*                                                       967,500
       1,418,180      United Heavy Machinery ADR*                                                          3,049,087
       1,014,240      Uralmash Zavody*                                                                     2,180,616
       5,034,000      Yukos Oil                                                                           11,578,200
                                                                                                    -----------------
                                                                                                          54,256,556
                                                                                                    -----------------
                      SOUTH AFRICA - 13.0%
       3,225,800      AECI Ltd                                                                             6,304,631
       2,003,337      Amalgamated Bank of South Africa                                                     8,012,311
         270,600      Anglo American Platinum Corp                                                        12,980,114
         140,645      AngloGold Ltd                                                                        4,532,825
       3,359,200      Anglovaal Industries Inc                                                             3,787,035
         769,800      Barlow Ltd                                                                           5,450,176
       6,539,404      Consolidated African Mines*                                                            330,102
         403,380      De Beers Centenary Link Units                                                       16,884,946
         149,700      De Beers Consolidated Mines Ltd ADR                                                  6,278,044
         600,000      Gencor Ltd                                                                           2,671,499
         785,900      Goldfields Ltd                                                                       3,209,312
          60,000      Impala Platinum Holdings Ltd                                                         3,260,161
       1,504,279      Iscor Ltd*                                                                           3,894,069
         246,008      Liberty International Plc                                                            1,878,653
         299,640      Liberty Life Association of Africa Ltd                                               2,412,323
         424,000      M-Cell Ltd                                                                           1,207,352
       1,377,500      Metropolitan Life Ltd                                                                1,759,762
       8,407,300      Murray & Roberts Holdings Ltd*                                                       4,896,822
          89,000      Nedcor Ltd                                                                           1,808,568
       2,793,200      Premier Group Ltd                                                                        3,615
         164,000      Randgold Resources Ltd GDR 144A*                                                       697,000
         180,200      Randgold & Exploration Co*                                                             144,608

10            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      SOUTH AFRICA - CONTINUED
         186,770      Remgro Ltd                                                                           1,269,146
       3,202,373      Reunert Ltd                                                                          5,906,525
       5,638,900      Safmarine & Rennies Holdings (e)*                                                        7,299
       3,259,800      Sage Group Ltd                                                                       4,852,149
       3,999,300      Sanlam Ltd                                                                           4,834,774
         595,768      Sappi Ltd                                                                            4,935,174
       1,047,110      Sasol Ltd                                                                            8,267,371
       1,166,296      Standard Bank Investment Corp                                                        4,558,910
       6,916,660      Sun International Ltd*                                                               2,372,398
         988,200      Tongaat-Hulett Group                                                                 5,423,205
         602,000      Venfin                                                                               1,519,415
                                                                                                    -----------------
                                                                                                         136,350,294
                                                                                                    -----------------
                      SRI LANKA - 0.1%
       4,590,170      Blue Diamonds Jewelry Ltd*                                                             146,710
         333,600      Lanka Walltile Ltd*                                                                     27,141
         404,200      Lion Brewery Ceylon Ltd*                                                                49,327
         311,597      Millenium Information Technology (d) (e)*                                              342,757
                                                                                                    -----------------
                                                                                                             565,935
                                                                                                    -----------------
                      TAIWAN - 4.8%
         973,000      Acer Communications & Multimedia Inc                                                 1,224,335
      11,780,290      Ambassador Hotel*                                                                    3,423,550
       1,131,000      Arima Computer Corp*                                                                 1,111,943
       4,405,000      Asia Cement Corp                                                                     2,260,720
         270,240      Asustek Computer Inc                                                                 1,198,932
      15,657,400      Chia Hsin Food & Synthetic*                                                          2,735,023
       6,637,000      China Bills Finance Corp                                                             1,703,110
       1,263,000      CMC Magnetics Corp*                                                                  1,507,244
       2,462,343      First Bank                                                                           1,918,412
       7,414,214      Formosa Taffeta Co                                                                   3,713,411
      10,496,000      Formosan Rubber Group Inc*                                                           3,115,214
          41,566      Great Wall Enterprise Co                                                                13,815
         268,100      Hon Hai Precision Industry Co Ltd                                                    1,666,041
       5,282,000      International Bills Finance*                                                         1,322,745
         813,000      Kinpo Electronics                                                                      615,814
         592,000      Lite-On Electronics Inc                                                                378,865

              See accompanying notes to the financial statements.           11

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      TAIWAN - CONTINUED
       6,707,350      Megamedia Corp*                                                                      1,576,004
         990,000      Orient Semiconductor Electronics Ltd*                                                  407,080
      23,004,466      Pacific Construction*                                                                3,876,158
         120,000      Ritek Corp*                                                                            285,670
       1,298,000      Shihlin Electric & Engineer                                                            834,701
       4,314,600      Taiwan Cement Corp                                                                   2,174,308
       2,249,331      Taiwan Semiconductor*                                                                6,258,766
       4,819,000      Teco Electric & Machinery                                                            2,979,750
         235,550      United Microelectronics ADR*                                                         2,263,636
         637,000      Wan Yu Paper (e)*                                                                          197
       2,546,000      Yang Ming Marine Transport                                                           1,086,251
                                                                                                    -----------------
                                                                                                          49,651,695
                                                                                                    -----------------
                      THAILAND - 7.8%
       1,155,200      Advanced Info Service Pcl (Foreign Registered)*                                     13,950,395
       5,744,100      Ban Pu Coal Pcl (Foreign Registered)                                                 2,667,952
       4,087,300      Bangchak Petroleum Pcl (Foreign Registered)*                                           455,621
       3,277,500      Bangkok Bank Pcl (Foreign Registered)*                                               4,376,597
      23,952,700      Bangkok Expressway Pcl (Foreign Registered)                                          6,118,897
      15,007,000      Bank of Ayudhya Pcl (Foreign Registered)*                                            2,997,218
       2,770,954      CP Feedmill Pcl (Foreign Registered)                                                 2,734,917
         602,496      Delta Electronics Pcl (Foreign Registered) (e)                                       2,910,338
       7,522,660      Electricity Generating Pcl (Foreign Registered)                                      6,813,371
      11,549,959      Industrial Finance Corp of Thailand (Foreign Registered)*                            2,494,534
       2,119,000      Kiatnakin Finance & Securities (Foreign Registered)*                                 1,353,286
       3,871,000      Krung Thai Bank Pcl (Foreign Registered)*                                            1,236,095
         798,000      Land & House Pcl (Foreign Registered)*                                                 426,242
       6,940,000      National Finance Pcl (Foreign Registered)*                                           1,611,705
       3,874,000      National Petrochemical (Foreign Registered)                                          3,171,354
       1,144,058      PTT Exploration & Production Pcl (Foreign Registered)                                2,869,444
       1,707,000      Saha Pathana International Holdings Pcl (Foreign Registered)                         2,219,972
       2,230,500      Saha Union Pcl (Foreign Registered)                                                    699,297
         776,492      Shinawatra Computer Pcl (Foreign Registered)*                                        3,714,755
       5,777,300      Siam Commercial Bank Pcl (Foreign Registered)*                                       4,058,600
         983,000      Siam Makro Co Ltd (Foreign Registered)                                               1,403,960
         804,000      Siam Panich Leasing Ltd (Foreign Registered)*                                          438,783

12            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      THAILAND - CONTINUED
       3,108,050      Star Block Co Ltd (Foreign Registered) (e)*                                                722
       2,080,000      Tanayong Co Ltd (Foreign Registered) (e)*                                              130,906
       6,114,913      Telecomasia Corp Pcl (Foreign Registered)*                                           3,514,726
              50      Thai German Ceramics Industry (Foreign Registered)*                                          7
       8,639,500      Thai Military Bank (Foreign Registered)*                                             1,805,748
       8,892,680      Thai Petrochemical (Foreign Registered)*                                               846,725
          85,800      Thai Plastic & Chemical (Foreign Registered)                                            78,208
       1,246,000      Tisco Finance Pcl (Foreign Registered) (e)*                                            535,323
         669,000      Total Access Communication (Foreign Registered)*                                     2,435,160
       1,739,378      United Broadcasting Pcl (Foreign Registered)*                                          555,421
       2,054,900      United Communication Industries (Foreign Registered)*                                2,099,758
                                                                                                    -----------------
                                                                                                          80,726,037
                                                                                                    -----------------
                      TURKEY - 0.0%
      42,150,000      Medya Holding (e)*                                                                     150,692
                                                                                                    -----------------

                      VENEZUELA - 1.4%
       2,402,565      Banco Provincial*                                                                    1,757,121
         160,606      Ceramica Carabobo Class B ADR*                                                         361,364
         434,200      Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR                         9,361,352
             778      International Briquettes Holding*                                                          875
          40,181      Mantex SA Class A ADR*                                                                 301,358
         308,000      Mercantil Servicios Financieros ADR                                                  2,117,500
              32      Siderurgica Venezolana (Sivensa) Class B*                                                           -
         723,926      Venepal SA Class B GDR 144A (e)*                                                         7,239
       1,245,773      Venezolana de Cementes                                                                 398,053
         329,257      Venezolana de Cementes Tipo II                                                         102,867
                                                                                                    -----------------
                                                                                                          14,407,729
                                                                                                    -----------------

                      TOTAL COMMON STOCKS (Cost $982,622,602)                                            832,786,860
                                                                                                    -----------------

                      PREFERRED STOCKS - 7.9%
                      BRAZIL - 6.0%
      25,760,000      Alpargatas de Sao Paolo 4.68%                                                        1,878,268
     349,809,000      Banco do Brasil SA 4.90%                                                             1,467,024
      76,374,200      Banco Estado Sao Paulo 0.33%                                                         3,475,802

              See accompanying notes to the financial statements.           13

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      BRAZIL - CONTINUED
     148,940,000      Banco Nacional (e) (f)*                                                                    729
      11,950,000      Belgo Mineira (Registered)                                                             979,508
     308,125,003      Bombril SA 5.32%                                                                     2,985,503
       6,610,000      Centrais Eletricas de Santa Catarina SA Class B 0.08%                                1,940,788
     291,826,000      Cia Energetica de Sao Paolo SA (Registered) 3.86%                                    3,255,998
      34,000,000      Cia Energetica Perna Class A 0.98%                                                     124,786
      12,945,000      Companhia Cimento Portland Itau 1.16%                                                2,461,039
     136,900,000      Companhia de Geracao de Energia Eletrica Tiete*                                        931,201
      13,559,000      Copene-Petroquimica do Nordeste SA Class A 10.92%                                    4,147,057
     415,748,860      Electrobras Class B (Registered)                                                     7,425,903
     127,401,000      Elektro                                                                                311,723
      49,522,000      Embratel Participacoes SA 0.15%                                                        596,397
     659,062,710      Gerasul                                                                              1,044,954
      13,566,189      Investimentos Itau SA                                                               12,215,213
      13,080,000      Itaubanco SA (Registered)                                                            1,091,334
      26,810,000      Mahle-Metal Leve SA Industria e Comercio 3.41%                                         465,747
      42,420,000      Mesbla (Registered) (e) (f)*                                                               208
     335,746,000      Olvebra (e)*                                                                             1,643
     276,660,000      Siderurgica de Tubarao                                                               2,857,985
         286,000      Suzano (Registered) 1.79%                                                              880,323
      49,522,000      Tele Celular Sul Participacoes SA                                                      101,055
      49,522,000      Tele Centro Oeste Celular SA                                                           181,027
      86,724,414      Tele Norte Leste Participacoes SA 1.69%                                              1,880,055
          46,000      Telecomunicacoes Brasileiras SA ADR                                                  2,994,600
       9,741,212      Unipar 2.50%                                                                         6,053,995
                                                                                                    -----------------
                                                                                                          61,749,865
                                                                                                    -----------------
                      KOREA - 1.4%
         203,850      Daishin Securities Co Ltd 27.19%                                                     1,162,210
         218,763      Samsung Electronics (Non Voting) 3.70%                                              13,763,177
                                                                                                    -----------------
                                                                                                          14,925,387
                                                                                                    -----------------

14            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES           DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      RUSSIA - 0.4%
         100,800      Krasny Oktyabr 144A*                                                                    10,080
         144,200      Lukoil Holding Co ADR                                                                2,739,800
              30      Rostelecom                                                                                  11
      34,916,000      Unified Energy Systems*                                                              1,361,724
                                                                                                    -----------------
                                                                                                           4,111,615
                                                                                                    -----------------
                      SRI LANKA - 0.1%
      11,209,546      Millenium Information Technology (d) (e)*                                              782,426
                                                                                                    -----------------


                      TOTAL PREFERRED STOCKS (Cost $83,611,696)                                           81,569,293
                                                                                                    -----------------

                      INVESTMENT FUNDS - 4.9%
                      BRAZIL - 0.0%
          18,400      Brazil Fund Inc                                                                        311,144
                                                                                                    -----------------

                      CHILE - 0.0%
          22,000      Chile Fund Inc                                                                         197,120
                                                                                                    -----------------

                      INDIA - 0.2%
             170      SPG Infinity Technology Fund (d) (e)*                                                1,068,534
         955,400      TDA India Technology Fund II LP (d) (e)*                                               898,164
          10,500      UTI Masterplus 1991 Units*                                                               4,939
                                                                                                    -----------------
                                                                                                           1,971,637
                                                                                                    -----------------
                      POLAND - 3.5%
      16,251,744      CHP Investors (d) (e)*                                                              22,089,370
       3,782,132      OBP Investors (d) (e)*                                                               7,047,624
       5,500,000      Polimex Investment Fund (d) (e)*                                                     6,052,631
       1,442,250      Templeton Emerging European Fund (d) (e)*                                            1,017,356
                                                                                                    -----------------
                                                                                                          36,206,981
                                                                                                    -----------------
                      ROMANIA - 0.1%
           3,600      Romanian Investment Fund (d)*                                                        1,170,000
                                                                                                    -----------------

              See accompanying notes to the financial statements.           15

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES/
  PAR VALUE ($)       DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      RUSSIA - 0.9%
         450,000      Kazakhstan Investment Fund (d)                                                         508,500
      10,000,000      New Century Holdings LP (d) (e)*                                                     7,507,000
          16,667      Societe Generale Thalmann Ukraine Fund (d)*                                            733,348
                                                                                                    -----------------
                                                                                                           8,748,848
                                                                                                    -----------------
                      THAILAND - 0.1%
       1,859,000      Ruang Khao Fund (Foreign Registered)*                                                  215,862
              70      Thailand International Fund IDR*                                                       392,000
                                                                                                    -----------------
                                                                                                             607,862
                                                                                                    -----------------
                      UNITED STATES - 0.1%
          87,053      Morgan Stanley Emerging Markets Fund*                                                  800,017
                                                                                                    -----------------

                      TOTAL INVESTMENT FUNDS (Cost $54,101,199)                                           50,013,609
                                                                                                    -----------------

                      DEBT OBLIGATIONS - 1.9%
                      U.S. GOVERNMENT - 1.9%
$      3,898,823      U.S. Treasury Inflation Indexed Note, 3.375%, due 1/15/07 (a)                        3,937,811
$     14,747,900      U.S. Treasury Inflation Indexed Note, 3.875%, due 1/15/09 (a)                       15,328,599
                                                                                                    -----------------
                                                                                                          19,266,410
                                                                                                    -----------------

                      TOTAL DEBT OBLIGATIONS (Cost $18,077,572)                                           19,266,410
                                                                                                    -----------------

                      CONVERTIBLE SECURITIES - 0.2%
                      INDONESIA - 0.1%
$     26,000,000      APP Finance (VI), Zero Coupon, due 11/18/12                                            910,000
                                                                                                    -----------------

                      SOUTH AFRICA - 0.1%
$      1,100,000      Randgold Finance, 7.00%, due 10/03/01                                                  902,000
                                                                                                    -----------------


                      TOTAL CONVERTIBLE SECURITIES (Cost $6,410,240)                                       1,812,000
                                                                                                    -----------------

                      RIGHTS & WARRANTS - 0.1%
                      INDONESIA - 0.0%
         226,076      Indah Kiat Pulp & Paper Warrants, Expires 4/13/01*                                         115
                                                                                                    -----------------

16            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

     SHARES/
  PAR VALUE ($)       DESCRIPTION                                                                   VALUE ($)
--------------------------------------------------------------------------------------------------------------------
                      MALAYSIA - 0.0%
         200,750      Affin Holdings Berhad Warrants, Expires 7/08/05*                                        16,905
         288,125      IGB Corp Berhad Warrants, Expires 12/29/04*                                             16,681
         265,600      IJM Corp Berhad Warrants, Expires 8/24/04*                                              52,771
                                                                                                    -----------------
                                                                                                              86,357
                                                                                                    -----------------
                      MEXICO - 0.0%
          38,886      Grupo Mexico Class B Warrants, Expires 8/09/01*                                        172,292
                                                                                                    -----------------

                      THAILAND - 0.1%
       1,098,500      Banpu Public Co Ltd Warrants, Expires 1/14/03*                                         104,595
       1,061,977      Charoen Pokphand Foods Public Co Ltd Warrants, Expires 6/30/02*                         83,853
         550,000      Siam Commercial Bank Ltd Warrants, Expires 5/10/02*                                     81,746
       2,689,393      Telecomasia Corp Public Co Ltd Warrants, Expires 12/31/49 (e)*                         359,140
                                                                                                    -----------------
                                                                                                             629,334
                                                                                                    -----------------

                      TOTAL RIGHTS & WARRANTS (Cost $103,398)                                                888,098
                                                                                                    -----------------

                      EQUITY LINKED SECURITIES - 0.1%
                      RUSSIA - 0.1%
          32,787      Renaissance Sberbank Note (b) (d) (e)*                                                 678,576
                                                                                                    -----------------


                      TOTAL EQUITY LINKED SECURITIES (Cost $11,209,381)                                      678,576
                                                                                                    -----------------

                      SHORT-TERM INVESTMENTS - 3.3%
                      CASH EQUIVALENTS - 3.3%
       9,687,000      The Boston Global Investment Trust (c)                                               9,687,000
$     23,900,000      Wachovia Bank Time Deposit, 5.46%, due 3/01/01                                      23,900,000
                                                                                                    -----------------
                                                                                                          33,587,000
                                                                                                    -----------------

                      TOTAL SHORT-TERM INVESTMENTS (Cost $33,587,000)                                     33,587,000
                                                                                                    -----------------

                      TOTAL INVESTMENTS - 99.3%
                         (Cost $1,189,723,088)                                                         1,020,601,846

                      Other Assets and Liabilities (net) - 0.7%                                            7,222,219
                                                                                                    -----------------

                      TOTAL NET ASSETS - 100.0%                                                   $    1,027,824,065
                                                                                                    -----------------
                                                                                                    -----------------

              See accompanying notes to the financial statements.           17

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

-------------------------------------------------------------------------------
                      NOTES TO THE SCHEDULE OF INVESTMENTS

                      ADR   American Depositary Receipt
                      GDR  Global Depository Receipt
                      GDS   Global Depository Shares
                      IDR    International Depository Receipt

                      (a) All or a portion of this security is held as collateral for open swap agreements (Note 6).

                      (b) A derivative security whose price is linked to the
                          return on a basket of Russian securities.

                      (c) Represents investment of security lending collateral
                          (Note 1).



18              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
 FEBRUARY 28, 2001



-------------------------------------------------------------------------------

                              NOTES TO THE SCHEDULE OF INVESTMENTS - CONTINUED

                       (d) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

                              Additional information on each restricted security is as follows:

                                                                                            VALUE AS A
                                                                                            PERCENTAGE
                                                          ACQUISITION         ACQUISITION   OF FUND'S      VALUE AS OF
ISSUER, DESCRIPTION                                       DATE                COST          NET ASSETS     FEBRUARY 28, 2001
-------------------                                       ----                ----          ----------     -----------------
CHP Investors                                             12/13/99 - 11/06/00   $17,533,272       2.15%        $22,089,370
Divot Holdings NV                                              6/26/00            1,502,100        0.15          1,502,100
Galaxy Entertainment Corp                                      4/17/00              515,464        0.01            148,212
Kazakhstan Investment Fund                                     10/16/97           3,285,000        0.05            508,500
Millenium Information Technology, Common Stock                 10/21/99             688,084        0.03            342,757
Millenium Information Technology, Preferred Stock              10/21/99           1,564,486        0.08            782,426
New Century Holdings LP                                        1/21/97           10,000,000        0.73          7,507,000
OBP Investors                                                  2/11/99            5,102,510        0.69          7,047,624
Polimex Investment Fund                                         7/7/99            5,831,961        0.59          6,052,631
Renaissance Sberbank Note                                      8/19/97           11,210,945        0.07            678,576
Romanian Investment Fund                                       5/12/97            3,600,000        0.11          1,170,000
Societe Generale Thalmann Ukraine Fund                         7/15/97            1,666,700        0.07            733,348
SPG Infinity Technology Fund                                   12/23/99           1,105,000        0.10          1,068,534
TDA India Technology Fund II LP                           2/23/00 - 2/02/01         955,400        0.09            898,164
Templeton Emerging European Fund                          12/05/97 - 3/17/00      1,442,250        0.10          1,017,356
U TV Software Comm Ltd                                         2/29/00            3,004,959        0.11          1,125,980

                       (e)  Fair valued (Note 1).

                       (f)  Bankrupt issuer.

                       144A Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       * Non-income producing security.

              See accompanying notes to the financial statements.           19

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2001

-------------------------------------------------------------------------------


                          At February 28, 2001, industry sector diversification of the Fund's equity investments was as follows:

                          INDUSTRY SECTOR (UNAUDITED)

                          Telecommunications                     12.0 %
                          Utilities                               8.1
                          Banking                                 7.2
                          Electronic Equipment                    7.1
                          Metals and Mining                       7.0
                          Conglomerates                           6.9
                          Financial Services                      6.5
                          Energy Services                         5.7
                          Construction                            5.0
                          Food and Beverage                       4.8
                          Consumer Goods                          4.5
                          Automotive                              2.8
                          Chemicals                               2.0
                          Transportation                          1.6
                          Communications                          1.6
                          Textiles                                1.5
                          Services                                1.5
                          Real Estate                             1.3
                          Paper and Allied Products               1.1
                          Computers                               1.0
                          Insurance                               0.7
                          Machinery                               0.6
                          Health Care                             0.2
                          Retail Trade                            0.2
                          Miscellaneous                           9.1
                                                          ------------
                                                                100.0 %
                                                          ------------
                                                          ------------

20              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value, including securities on loan of $9,224,686
          (cost $1,189,723,088) (Note 1)                                                      $        1,020,601,846
      Foreign currency, at value (cost $11,709,553) (Note 1)                                              11,659,178
      Cash                                                                                                   262,307
      Receivable for investments sold                                                                      2,302,336
      Receivable for Fund shares sold                                                                         36,051
      Receivable for open swap contracts (Notes 1 and 6)                                                     236,230
      Foreign taxes receivable                                                                             2,356,738
      Dividends and interest receivable                                                                    5,278,868
      Receivable for expenses waived or borne by Manager (Note 2)                                             13,972
                                                                                                ---------------------

          Total assets                                                                                 1,042,747,526
                                                                                                ---------------------

LIABILITIES:
      Payable for investments purchased                                                                    3,771,765
      Payable upon return of securities loaned (Note 1)                                                    9,687,000
      Payable to affiliate for (Note 2):
          Management fee                                                                                     642,818
          Shareholder service fee                                                                            102,624
      Accrued expenses                                                                                       719,254
                                                                                                ---------------------

          Total liabilities                                                                               14,923,461
                                                                                                ---------------------

NET ASSETS                                                                                    $        1,027,824,065
                                                                                                ---------------------
                                                                                                ---------------------

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $        1,438,165,540
      Accumulated undistributed net investment income                                                      6,796,380
      Accumulated net realized loss                                                                     (248,094,995)
      Net unrealized depreciation                                                                       (169,042,860)
                                                                                                ---------------------

                                                                                              $        1,027,824,065
                                                                                                ---------------------
                                                                                                ---------------------

NET ASSETS ATTRIBUTABLE TO:
      Class III Shares                                                                        $          560,204,679
                                                                                                ---------------------
                                                                                                ---------------------
      Class IV Shares                                                                         $          467,619,386
                                                                                                ---------------------
                                                                                                ---------------------

SHARES OUTSTANDING:
      Class III                                                                                           61,988,779
                                                                                                ---------------------
                                                                                                ---------------------
      Class IV                                                                                            51,785,064
                                                                                                ---------------------
                                                                                                ---------------------

NET ASSET VALUE PER SHARE:
      Class III                                                                               $                 9.04
                                                                                                ---------------------
                                                                                                ---------------------
      Class IV                                                                                $                 9.03
                                                                                                ---------------------
                                                                                                ---------------------

              See accompanying notes to the financial statements.           21

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign tax expense of $2,664,433)                                          $         24,960,657
      Interest (including security lending income of $105,508)                                                 5,552,443
                                                                                                      -------------------
          Total income                                                                                        30,513,100
                                                                                                      -------------------
EXPENSES:
      Management fee (Note 2)                                                                                  8,654,651
      Custodian fees                                                                                           2,576,966
      Audit fees                                                                                                  88,657
      Legal fees                                                                                                  84,904
      Transfer agent fees                                                                                         44,981
      Trustees fees (Note 2)                                                                                      11,358
      Registration fee                                                                                             4,547
      Miscellaneous                                                                                              279,429
      Fees waived or borne by Manager (Note 2)                                                                  (237,151)
                                                                                                      -------------------
                                                                                                              11,508,342
      Shareholder service fee (Note 2)
          Class III                                                                                              901,189
          Class IV                                                                                               491,067
                                                                                                      -------------------


          Net expenses                                                                                        12,900,598
                                                                                                      -------------------

              Net investment income                                                                           17,612,502
                                                                                                      -------------------
REALIZED  AND UNREALIZED GAIN (LOSS):
          Net realized gain (loss) on:
              Investments (net of foreign capital gains tax of ($6,150,654))                                 (38,458,363)
              Closed swap contracts                                                                          (12,729,972)
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                               (1,628,997)
                                                                                                      -------------------
                     Net realized loss                                                                       (52,817,332)
                                                                                                      -------------------

          Change in net unrealized appreciation (depreciation) on:
              Investments (Note 1)                                                                          (188,179,811)
              Open swap contracts                                                                             (3,585,143)
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                                 (172,668)
                                                                                                      -------------------
                     Net unrealized loss                                                                    (191,937,622)
                                                                                                      -------------------

          Net realized and unrealized loss                                                                  (244,754,954)
                                                                                                      -------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $       (227,142,452)
                                                                                                      -------------------
                                                                                                      -------------------

22              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED                YEAR ENDED
                                                                                   FEBRUARY 28, 2001          FEBRUARY 29, 2000
                                                                                 ---------------------      --------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income                                                     $           17,612,502     $          15,355,862
      Net realized gain (loss)                                                             (52,817,332)              136,500,357
      Change in net unrealized appreciation (depreciation)                                 (191,937,622)              419,116,046
                                                                                  ---------------------      --------------------

      Net increase (decrease) in net assets
          resulting from operations                                                       (227,142,452)              570,972,265
                                                                                  ---------------------      --------------------

Distributions to shareholders from:
      Net investment income
          Class III                                                                         (1,214,534)               (1,880,001)
          Class IV                                                                          (1,485,803)                 (886,390)
                                                                                  ---------------------      --------------------
          Total distributions from net investment income                                    (2,700,337)               (2,766,391)
                                                                                  ---------------------      --------------------

      In excess of net investment income
          Class III                                                                                  -                (1,583,628)
          Class IV                                                                                   -                  (746,654)
                                                                                  ---------------------      --------------------
          Total distributions in excess of net investment income                                     -                (2,330,282)
                                                                                  ---------------------      --------------------

                                                                                                     -                (5,096,673)
                                                                                  ---------------------      --------------------
Net share transactions:  (Note 5)
          Class III                                                                        (34,338,557)             (183,418,042)
          Class IV                                                                          84,600,396                39,019,272
                                                                                  ---------------------      --------------------
      Increase (decrease) in net assets resulting from
          net share transactions                                                            50,261,839              (144,398,770)
                                                                                  ---------------------      --------------------


      Total increase (decrease) in net assets                                             (179,580,950)              421,476,822

NET ASSETS:
      Beginning of period                                                                1,207,405,015               785,928,193
                                                                                  ---------------------      --------------------

      End of period (including accumulated undistributed net
          investment income of $6,796,380 and distributions in
          excess of net investment income of $2,330,282, respectively)          $        1,027,824,065     $       1,207,405,015
                                                                                  ---------------------      --------------------
                                                                                  ---------------------      --------------------

              See accompanying notes to the financial statements.           23

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                   --------------------------------------------------------------------------
                                                      2001          2000            1999             1998             1997
                                                   ----------    -----------    -------------    -------------    ------------

NET ASSET VALUE, BEGINNING OF PERIOD              $     11.16    $      6.31    $        9.56    $       12.49    $      10.54
                                                   ----------    -----------    -------------    -------------    ------------

Income (loss) from investment operations:
  Net investment income                                  0.17 +         0.13 +           0.25             0.16 +          0.13
  Net realized and unrealized gain (loss)               (2.27)          4.77            (3.19)           (1.76)           1.96
                                                   ----------    -----------    -------------    -------------    ------------

    Total from investment operations                    (2.10)          4.90            (2.94)           (1.60)           2.09
                                                   ----------    -----------    -------------    -------------    ------------

Less distributions to shareholders from:
  Net investment income                                 (0.02)         (0.03)           (0.19)           (0.25)          (0.14)
  In excess of net investment income                        -          (0.02)               -                -               -
  Net realized gains                                        -              -            (0.12)           (0.71)              -
  In excess of net realized gains                           -              -            (0.00)(d)        (0.37)              -
                                                   ----------    -----------    -------------    -------------    ------------
     Total distributions                                (0.02)         (0.05)           (0.31)           (1.33)          (0.14)
                                                   ----------    -----------    -------------    -------------    ------------

NET ASSET VALUE, END OF PERIOD                    $      9.04    $     11.16    $        6.31    $        9.56    $      12.49
                                                   ----------    -----------    -------------    -------------    ------------
                                                   ----------    -----------    -------------    -------------    ------------

TOTAL RETURN (a)                                      (18.79%)        77.43%          (30.96%)         (12.94%)         19.98%

RATIOS/SUPPLEMENTAL DATA:

        Net assets, end of period (000's)         $   560,205    $   727,197    $     524,741    $     913,615    $  1,725,651
        Net expenses to average
           daily net assets                             1.23%          1.18%            1.16%            1.24%(c)        1.24%
        Net investment income to average
           daily net assets                             1.69%          1.41%            2.75%            1.30%           1.40%
        Portfolio turnover rate                           90%            73%              76%              88%             41%
        Fees and expenses voluntarily waived
           or borne by the Manager consisted of
           the following per share amounts:       $      0.00(b)  $    0.00(b)  $       0.02     $        0.03    $       0.02
        Purchase and redemption fees consisted of
           the following per share amounts: (e)   $      0.03     $       -     $            -   $            -   $          -

+ Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .06% and .035% of average daily net assets for the years ended February 28, 1997 and 1998, respectively.
(d)        The distribution in excess of net realized gains was $0.0005.
(e) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.


24              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED FEBRUARY 28/29,
                                                   -----------------------------------------------------------
                                                      2001          2000            1999              1998 *
                                                   ----------    -----------    -------------    -------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    11.16    $      6.31    $        9.56    $        8.62
                                                   ----------    -----------    -------------    -------------

Income (loss) from investment operations:
  Net investment income                                  0.17 +         0.13 +           0.28             0.01 +
  Net realized and unrealized gain (loss)               (2.28)          4.77            (3.21)            0.93
                                                   ----------    -----------    -------------    -------------

    Total from investment operations                    (2.11)          4.90            (2.93)            0.94
                                                   ----------    -----------    -------------    -------------

Less distributions to shareholders from:
  Net investment income                                 (0.02)         (0.03)           (0.20)               -
  In excess of net investment income                        -          (0.02)               -                -
  Net realized gains                                        -              -            (0.12)               -
  In excess of net realized gains                           -              -             0.00(d)             -
                                                   ----------    -----------    -------------    -------------
     Total distributions                                (0.02)         (0.05)           (0.32)               -
                                                   ----------    -----------    -------------    -------------

NET ASSET VALUE, END OF PERIOD                     $     9.03    $     11.16    $        6.31    $        9.56
                                                   ----------    -----------    -------------    -------------
                                                   ----------    -----------    -------------    -------------

TOTAL RETURN (a)                                      (18.82%)        77.76%          (31.01%)          10.90%***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)             $  467,619    $   480,208    $     261,187    $     672,020
     Net expenses to average
           daily net assets                             1.18%          1.13%            1.12%            1.22%**(c)
     Net investment income to average
           daily net assets                             1.73%          1.45%            2.87%            0.65%**
     Portfolio turnover rate                              90%            73%              76%              88%
     Fees and expenses voluntarily waived
          or borne by the Manager consisted
          of the following per share amounts:      $     0.00(b) $      0.00(b) $        0.02    $        0.00(b)
     Purchase and redemption fees consisted of
          the following per share amounts: (e)     $     0.03    $         -    $           -    $           -

*        Period from January 9, 1998 (commencement of operations) to February
         28, 1998.
**       Annualized.
***      Not annualized.
+        Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .04% of average daily net assets.
(d)      The distribution in excess of net realized gains was $0.0005.
(e) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

                See accompanying notes to the financial statements.           25

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Emerging Markets Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries in Asia, Latin America, the Middle East, Africa, and Europe ("Emerging Markets"). The Fund's benchmark is the IFC Investable Index.

      The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. Shares of an open-end investment fund are valued at their net asset value as reported on each business day.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 28, 2001.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instruments. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2001 there were no open written option contracts.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2001, there were no outstanding futures contracts.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

      will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreements. See Note 6 for a summary of all open swap agreements as of February 28, 2001.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2001, the Fund loaned securities having a market value of $9,224,686 collateralized by cash in the amount of $9,687,000 which was invested in a short-term instrument.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      The Fund has elected to defer to March 1, 2001 post-October capital losses of $57,045,298.

      At February 28, 2001, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code, of $184,283,079 expiring in 2007. The value of the capital loss carryforward may be limited due to significant shareholder activity.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to foreign currency and passive foreign investment company transactions and foreign taxes.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2001. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

               Accumulated
           Undistributed Net                    Accumulated Net Realized
           Investment Income                          Gain/(Loss)                               Paid-in Capital
-------------------------------             ------------------------------              -------------------------------
            $(5,785,503)                               $7,227,571                                 $(1,442,068)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. Effective October 13, 2000 if the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Prior to October 13, 2000, these fees were reduced by 50% with respect to any portion of a purchase or redemption that was offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. For the years ended February 29, 2000 and February 28, 2001, the Fund received $948,179 and $2,671,325 in purchase premiums and $717,169 and $429,672 in redemption fees, respectively. There was no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in securities of emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .105% for Class IV shares.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

      GMO has entered into a binding agreement effective until June 30, 2001 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2001, was $11,358. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2001, were as follows:

                                                                    Purchases                         Proceeds
                                                           ----------------------------     ------------------------------
          U.S. Government securities                               $11,298,791                        $25,534,607
          Investments (non-U.S. Government securities)             932,841,721                        880,562,923

      At February 28, 2001, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

         Aggregate Cost       Gross Unrealized Appreciation    Gross Unrealized Depreciation     Net Unrealized Depreciation
      --------------------    -----------------------------    -----------------------------     ---------------------------
         $1,201,845,422               $101,233,303                      $282,476,879                     $181,243,576

4.   PRINCIPAL SHAREHOLDER

      At February 28, 2001, 21.96% of the outstanding shares of the Fund were held by one shareholder.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

5.   SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                  Year Ended                    Year Ended
                                              February 28, 2001               February 29, 2000
                                        ----------------------------    ----------------------------
        Class III:                        Shares          Amount          Shares           Amount
                                       -----------    --------------   -----------     --------------
        Shares sold                     10,410,935    $  100,388,913     8,250,164     $   75,191,088

        Shares issued to shareholders
        in reinvestment of
        distributions                      108,730           890,634       238,039          2,615,828
        Shares repurchased             (13,677,659)     (135,618,104)  (26,449,273)      (261,224,958)
                                       -----------    --------------   -----------     --------------
        Net decrease                    (3,157,994)   $  (34,338,557)  (17,961,070)    $ (183,418,042)
                                       ===========    ==============   ===========     ==============

                                                  Year Ended                    Year Ended
                                              February 28, 2001               February 29, 2000
                                        ----------------------------    ----------------------------
        Class IV:                         Shares          Amount          Shares           Amount
                                       -----------    --------------   -----------     --------------
        Shares sold                     13,515,465    $  127,322,270    13,191,632     $  146,997,411
        Shares issued to shareholders
        in reinvestment of
        distributions                       50,810           415,563        20,982            230,234
        Shares repurchased              (4,828,421)      (43,137,437)  (11,566,413)      (108,208,373)
                                       -----------    --------------   -----------     --------------
        Net increase                     8,737,854    $   84,600,396     1,646,201     $   39,019,272
                                       ===========    ==============   ===========     ==============

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

6.   FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2001 is as follows:

      TOTAL RETURN SWAP AGREEMENTS

                                                                                                             Unrealized
                                                                                                             Appreciation
        Notional Amount    Expiration Date                        Description                               (Depreciation)
      ------------------ ----------------------------------------------------------------------------    -----------------------
         $ 1,203,963          3/15/01       Agreement with Credit Agricole Indosuez (W.I. Carr)           $            64,862
                                            dated 3/13/00 to receive (pay) the notional amount
                                            multiplied by the return on the MSCI Taiwan Index and
                                            to pay the notional amount multiplied by 3 month
                                            LIBOR adjusted by a specified spread.

           9,731,093          5/01/01       Agreement with Goldman
                                            Sachs International dated
                                            4/28/00 to receive (pay)
                                            the notional amount
                                            multiplied by the return on
                                            the MSCI Taiwan Index and
                                            to pay the notional amount
                                            multiplied by 3 month
                                            LIBOR adjusted by a specified spread.                                    (171,088)

           2,802,500          6/15/01       Agreement with Lehman Brothers Special Financing Inc.
                                            dated 6/13/00 to receive (pay) the notional amount
                                            multiplied by the return on the KOPSI 200 Korean
                                            Index and to pay the notional amount multiplied by 3
                                            month LIBOR adjusted by a specified spread.                               (71,293)

           5,751,688          7/02/01       Agreement with Salomon
                                            Smith Barney dated 6/09/00
                                            to receive (pay) the
                                            notional amount multiplied
                                            by the return on the MSCI
                                            Taiwan Index and to pay the
                                            notional amount multiplied
                                            by 3 month LIBOR adjusted
                                            by a specified spread.                                                    413,749
                                                                                                      -----------------------
                                                                                                      $               236,230
                                                                                                      =======================

                   REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Emerging Markets Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") (a series of GMO Trust) at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 23, 2001

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION - (UNAUDITED)
FEBRUARY 28, 2001
-------------------------------------------------------------------------------

For the fiscal year ended February 28, 2001, all the Fund's distributions are from investment company taxable income.






















36